ING GOLDENSELECT ES II PROSPECTUS

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   ING USA ANNUITY AND LIFE INSURANCE COMPANY
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   SEPARATE ACCOUNT B OF ING USA ANNUITY AND LIFE INSURANCE COMPANY

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   DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY PROSPECTUS
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                              ING GOLDENSELECT ES II(R)
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                                                               FEBRUARY 13, 2004

     This prospectus describes GING oldenSelect ES II, a group and individual deferred combination variable annuity contract (the "Contract") offered by ING USA Annuity and Life Insurance Company ("ING USA," the "Company," "we," "us" or "our") (formerly, Golden American Life Insurance Company). The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("non-qualified Contracts").

     The Contract provides a means for you to invest your premium payments in one or more mutual fund investment portfolios. You may also allocate premium payments to our Fixed Account with guaranteed interest periods. Your contract value will vary daily to reflect the investment performance of the investment portfolio(s) you select and any interest credited to your allocations in the Fixed Account. For Contracts sold in some states, not all Fixed Interest Allocations or subaccounts are available. The investment portfolios available under your Contract and the portfolio managers are listed on the next page.

     You have a right to return a Contract within 10 days after you receive it for a refund of the adjusted contract value (which may be more or less than the premium payments you paid), or if required by your state, the original amount of your premium payment. Longer free look periods apply in some states and in certain situations.

     REPLACING AN EXISTING ANNUITY WITH THE CONTRACT MAY NOT BE BENEFICIAL TO YOU. YOUR EXISTING ANNUITY MAY BE SUBJECT TO FEES OR PENALTIES ON SURRENDER, AND THE CONTRACT MAY HAVE NEW CHARGES.

     This prospectus provides information that you should know before investing and should be kept for future reference. A Statement of Additional Information ("SAI"), dated February 13, 2004, has been filed with the Securities and Exchange Commission ("SEC"). It is available without charge upon request. To obtain a copy of this document, write to our Customer Service Center at P.O. Box 9271, Des Moines, Iowa 50306-9271 or call (800) 366-0066, or access the SEC's website (http://www.sec.gov). The table of contents of the SAI is on the last page of this prospectus and the SAI is made part of this prospectus by reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. AN INVESTMENT IN ANY SUBACCOUNT THROUGH A TRUST OR FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY ANY BANK OR BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

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              THE INVESTMENT PORTFOLIOS AND THE MANAGERS ARE LISTED
                               ON THE NEXT PAGE.
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ES II - 131181

The investment portfolios available under your Contract and the portfolio managers are:

A I M ADVISORS, INC.                                                J.P. MORGAN INVESTMENT MANAGEMENT, INC.
  AIM V.I. Dent Demographic Trends Fund (Class II)                    ING JPMorgan Small Cap Equity Portfolio (Class S) (1)
A I M CAPITAL MANAGEMENT, INC.                                      JANUS CAPITAL MANAGEMENT LLC
  ING AIM Mid Cap Growth Portfolio (Class S) (1)                      ING Janus Growth and Income Portfolio (Class S) (1)
ALLIANCE CAPITAL MANAGEMENT L.P.                                      ING Janus Special Equity Portfolio (Class S) (1)
  ING Alliance Mid Cap Growth Portfolio (Class S) (1)               JENNISON ASSOCIATES LLC
BARING INTERNATIONAL INVESTMENT LIMITED                               ING Jennison Equity Opportunities Portfolio (Class S) (1)
  ING Hard Assets Portfolio (Class S) (1)                             Jennison Portfolio (Class II)(5)
CAPITAL GUARDIAN TRUST COMPANY                                        SP Jennison International Growth Portfolio (Class II)(5)
  ING Capital Guardian Large Cap Value Portfolio (Class S)(1)       JULIUS BAER INVESTMENT MANAGEMENT, INC.
  ING Capital Guardian Managed Global Portfolio (Class S)(1)          ING Julius Baer Foreign Portfolio(1)
  ING Capital Guardian Small Cap Portfolio (Class S)(1)             MARSICO CAPITAL MANAGEMENT, LLC
CAPITAL RESEARCH AND MANAGEMENT COMPANY                               ING Marsico Growth Portfolio (Class S) (1)
  ING American Funds Growth Portfolio(2)                            MASSACHUSETTS FINANCIAL SERVICES COMPANY
  ING American Funds Growth-Income Portfolio(2)                       ING MFS Mid Cap Growth Portfolio (Class S) (1)
  ING American Funds International Portfolio(2)                       ING MFS Research Portfolio (Class S) (1)
COLUMBIA MANAGEMENT ADVISERS, INC.                                    ING MFS Total Return Portfolio (Class S) (1)
  Colonial Small Cap Value Fund (Class B)                           MERCURY ADVISORS
EAGLE ASSET MANAGEMENT, INC.                                          ING Mercury Focus Value Portfolio (Class S) (1)
  ING Eagle Asset Value Equity Portfolio (Class S) (1)                ING Mercury Fundamental Growth Portfolio (Class S) (1)
FIDELITY(R)MANAGEMENT & RESEARCH CO.                                PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
  Fidelity(R)VIP Equity-Income Portfolio (Class S2)                   ING PIMCO Core Bond Portfolio (Class S) (1)
  Fidelity(R)VIP Growth Portfolio (Class S2)                          PIMCO High Yield Portfolio
  ING FMRSM Diversified Mid Cap Portfolio (Class S) (1)             PIONEER INVESTMENT MANAGEMENT, INC.
GOLDMAN SACHS ASSET MANAGEMENT, L.P.                                  Pioneer Fund VCT Portfolio (Class II)
  ING Goldman Sachs Internet TollkeeperSM Portfolio                   Pioneer Mid-Cap Value VCT Portfolio (Class II)
    (Class S) (1)  (3)                                              PROFUND ADVISORS LLC
IIM B.V.                                                              ProFund VP Bull
  ING Developing World Portfolio (Class S) (1)                        ProFund VP Europe 30
ING INVESTMENT MANAGEMENT, LLC                                        ProFund VP Rising Rates Opportunity
  ING Liquid Assets Portfolio (Class S) (1)                           ProFund VP Small-Cap
ING INVESTMENTS, LLC                                                SALOMON BROTHERS ASSET MANAGEMENT, INC.
  ING International Portfolio (Class S) (1)                           ING Salomon Brothers All Cap Portfolio (Class S) (1)
  ING VP Bond Portfolio (Class S)                                     ING Salomon Brothers Investors Portfolio (Class S) (1)
  ING VP Growth Opportunities Portfolio (Class S)                     ING Salomon Brothers Aggressive Growth Portfolio
  ING VP Index Plus LargeCap Portfolio (Class S)                        (Class S)(2)
  ING VP MagnaCap Portfolio (Class S)                               T. ROWE PRICE ASSOCIATES, INC.
  ING VP SmallCap Opportunities Portfolio (Class S)                   ING T. Rowe Price Capital Appreciation Portfolio
  ING VP Worldwide Growth Portfolio (Class S)                           (Class S) (1)
INVESCO FUNDS GROUP, INC.                                             ING T. Rowe Price Equity Income Portfolio (Class S) (1)
  INVESCO VIF-- Financial Services Fund                             UBS GLOBAL ASSET MANAGEMENT
  INVESCO VIF-- Health Sciences Fund                                  ING UBS US Balanced Portfolio (Class S) (1)
  INVESCO VIF-- Leisure Fund                                        VAN KAMPEN
  INVESCO VIF-- Utilities Fund                                        ING Van Kampen Equity Growth Portfolio (Class S) (1)
J.P. MORGAN FLEMING ASSET MANAGEMENT (LONDON)                         ING Van Kampen Global Franchise Portfolio (Class S)(1)
  LLC.                                                                ING Van Kampen Growth and Income Portfolio (Class S)(1)
  ING JPMorgan Fleming International Portfolio (Class S)(4)           ING Van Kampen Real Estate Portfolio (Class S) (1)

      (1) The investment adviser for this portfolio is Directed Services, Inc. The portfolio manager listed is the sub-adviser. Directed Services, Inc. is an affiliated Company of ING Groep, N.V.
      (2) The investment adviser for this portfolio is ING Investments, LLC. The portfolio manager listed is the sub-advisor.
      (3) Internet TollkeeperSM Series is a service mark of Goldman, Sachs & Co.
      (4) The investment adviser for this portfolio is ING Life Insurance and
          Annuity Company. The portfolio manager listed is the sub-adviser.
      (5) The investment adviser for this portfolio is Prudential Investments
          LLC. The portfolio manager listed is the sub-adviser.

The above mutual fund investment portfolios are purchased and held by corresponding divisions of our Separate Account B. We refer to the divisions as "subaccounts" and the money you place in the Fixed Account's guaranteed interest periods as "Fixed Interest Allocations" in this prospectus.

--------------------------------------------------------------------------------
 TABLE  OF  CONTENTS
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
                                                    PAGE                                                              PAGE


Index of Special Terms..............................  ii           Death Benefit During the Accumulation Phase.......  35
Fees and Expenses...................................   1               Standard Death Benefit........................  36
Condensed Financial Information.....................   4               Enhanced Death Benefit Options................  36
  Accumulation Unit.................................   4               Earnings Multiplier Benefit Rider.............  38
  The Net Investment Factor.........................   4           Death Benefit During the Income Phase.............  39
  Performance Information...........................   5           Continuation After Death-- Spouse.................  39
  Financial Statements..............................   5           Continuation After Death-- Not a Spouse...........  39
ING USA Annuity and Life Insurance Company..........   6           Required Distributions Upon Contract
ING USA Separate Account B..........................   6               Owner's Death.................................  40
The Trusts and Funds................................   7         The Annuity Options.................................  41
Restricted Funds....................................   8         Other Contract Provisions...........................  43
Covered Funds, Special Funds and Excluded                        Other Information...................................  45
  Funds  ...........................................   8         Federal Tax Considerations..........................  46
Charges and Fees....................................   9         Statement of Additional Information
  Charge Deduction Subaccount.......................   9           Table of Contents.................................  54
  Charges Deducted from the Contract Value..........   9         Appendix A
      Surrender Charge..............................   9           Condensed Financial Information...................  A1
      Waiver of Surrender Charge for Extended                    Appendix B
         Medical Care...............................  10           The Investment Portfolios.........................  B1
      Free Withdrawal Amount........................  10         Appendix C
      Surrender Charge for Excess Withdrawals.......  10           Fixed Account II..................................  C1
      Premium Taxes.................................  10         Appendix D
      Administrative Charge.........................  10           Fixed Interest Division...........................  D1
      Transfer Charge...............................  11         Appendix E
  Charges Deducted from the Subaccounts.............  11           Surrender Charge for Excess Withdrawals
      Mortality and Expense Risk Charge.............  11               Example.......................................  E1
      Asset-Based Administrative Charge.............  11         Appendix F
      Earnings Multiplier Benefit Charge............  11           Withdrawal Adjustment for 7% Solution
      Optional Rider Charges........................  11               Death Benefit Element Examples................  F1
  Trust and Fund Expenses...........................  12         Appendix G
The Annuity Contract................................  12           Special Funds and Excluded Funds Examples.........  G1
  Contract Date and Contract Year ..................  12         Appendix H
  Contract Owner....................................  13            MGWB Excess Withdrawal Amount Examples..........   H1
  Annuity Start Date................................  14         Appendix I
  Annuitant.........................................  14           Death Benefits for Pre-2001 Contract Owners.......  I1
  Beneficiary.......................................  15         Appendix J
  Purchase and Availability of the Contract.........  15           Death Benefits for Yr-2001 Contract Owners........  J1
  Crediting of Premium Payments.....................  16         Appendix K
  Administrative Procedures.........................  17           Death Benefits for May-2002 and Yr-2003
  Contract Value....................................  17               Contract Owners...............................  K1
  Cash Surrender Value..............................  18         Appendix L
  Addition, Deletion or Substitution of                            Death Benefits for May-2002, Yr-2003 and
      Subaccounts and Other Changes.................  18               May-2003 Contract Owners......................  L1
  The Fixed Account.................................  19         Appendix M
Optional Riders.....................................  19           Optional Rider Benefits for Yr-2001
  Rider Date........................................  19               Contract Owners...............................  M1
  No Cancellation...................................  19         Appendix N
  Termination.......................................  20           Optional Rider Benefit Charges and Minimum
  Minimum Guaranteed Income Benefit Rider...........  22               Guaranteed Income Benefit for May-2002
  Minimum Guaranteed Withdrawal                                        Contract Owners...............................  N1
      Benefit Rider.................................  27         Appendix O
  Other Contracts...................................  29           Optional Rider Benefit Charges for Yr-2003
Withdrawals.........................................  29               Contract Owners and Optional
Transfers Among Your Investments....................  32               Rider Benefits for May-2002, Yr-2003
Death Benefit Choices...............................  35               and May-2003 Contract Owners..................  O1

--------------------------------------------------------------------------------
 INDEX  OF  SPECIAL  TERMS
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The following special terms are used throughout this prospectus. Refer to the page(s) listed for an explanation of each term:

    SPECIAL TERM                                            PAGE
    ----------------------------------------------------- ------
    Accumulation Unit                                          4
    Annuitant                                                 14
    Annuity Start Date                                        14
    Cash Surrender Value                                      18
    Claim Date                                                35
    Contract Date                                             12
    Contract Owner                                            13
    Contract Value                                            17
    Contract Year                                             12
    Covered Fund                                               8
    Earnings Multiplier Benefit                               38
    Excluded Fund                                              8
    Free Withdrawal Amount                                    10
    Max 7 Enhanced Death Benefit                              38
    Net Investment Factor                                      4
    Net Rate of Return                                         5
    Quarterly Ratchet Enhanced Death Benefit                  37
    Restricted Fund                                            8
    Rider Date                                                19
    7% Solution Death Benefit Element                         36
    Special Fund                                               8
    Standard Death Benefit                                    36


The following terms as used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the Contract:

    TERM USED IN THIS PROSPECTUS   CORRESPONDING TERM USED IN THE CONTRACT
    ------------------------------ ---------------------------------------
    Accumulation Unit Value        Index of Investment Experience
    Annuity Start Date             Annuity Commencement Date
    Contract Owner                 Owner or Certificate Owner
    Contract Value                 Accumulation Value
    Transfer Charge                Excess Allocation Charge
    Fixed Interest Allocation      Fixed Allocation
    Free Look Period               Right to Examine Period
    Guaranteed Interest Period     Guarantee Period
    Subaccount(s)                  Division(s)
    Net Investment Factor          Experience Factor
    Regular Withdrawals            Conventional Partial Withdrawals
    Withdrawals                    Partial Withdrawals


ES II - 131181

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 FEES  AND  EXPENSES
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The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES/1/

           Surrender Charge:

           COMPLETE YEARS ELAPSED                 0       1       2        3       4       5        6       7       8+
              SINCE PREMIUM PAYMENT
           SURRENDER CHARGE                      8%       7%      6%      5%       4%      3%      2%       1%      0%

         Transfer Charge/2/...........................  $25 per transfer, if you make more than 12 transfers in a contract year

            1 If you invested in a Fixed Interest Allocation, a Market Value Adjustment may apply to certain transactions. This may increase or decrease your contract value and/or your transfer or surrender amount.
            2 We currently do not impose this charge, but may do so in the future.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Trust or Fund fees and expenses.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE/3/..................................  $30
       (We waive this charge if the total of your premium payments is $100,000 or more or if your contract value at the end of a contract year is $100,000 or more.)

       3  We deduct this charge on each contract anniversary and on surrender.


SEPARATE ACCOUNT ANNUAL CHARGES/4/

           ----------------------------------------------------------------------------------------
                                                                       ENHANCED DEATH BENEFITS
                                                    STANDARD DEATH    QUARTERLY
                                                       BENEFIT         RATCHET          MAX 7
           ----------------------------------------------------------------------------------------

             Mortality & Expense Risk Charge 5          1.25%            1.50%          1.70%
             Asset-Based Administrative Charge          0.15%            0.15%          0.15%
                 Total                                  1.40%            1.65%          1.85%
           ----------------------------------------------------------------------------------------

          4 As a percentage of average daily assets in each subaccount. The Separate Account Annual Charges are deducted daily.
          5 Please see Appendix I for the mortality and expense risk charge applicable to Pre-2001 contract owners.


EARNINGS MULTIPLIER BENEFIT RIDER CHARGE/6/

         -----------------------       --------------------------
         As an Annual Charge           As a Quarterly Charge
         -----------------------       ---------------------------
         0.30% of contract value       0.075% of contract value
         -----------------------       ---------------------------

          6 We deduct the rider charge from the subaccounts in which you are invested on each quarterly contract anniversary and pro-rata on termination of the Contract; if the value in the subaccounts is insufficient, the rider charge will be deducted from the Fixed Interest Allocation(s) nearest maturity, and the amount deducted may be subject to a Market Value Adjustment.

OPTIONAL RIDER CHARGES/7/

       MINIMUM GUARANTEED INCOME BENEFIT RIDER:

           ----------------------- ----------------------------------------- -----------------------------------------
           MGIB Rate               As an Annual Charge                       As a Quarterly Charge
           ----------------------- ----------------------------------------- -----------------------------------------
          7%                      0.75% of the MGIB Charge Base8            0.1875% of the MGIB Charge Base/8/
           ----------------------- ----------------------------------------- -----------------------------------------

       MINIMUM GUARANTEED WITHDRAWAL BENEFIT RIDER:

           -------------------------------- ------------------------------------
           As an Annual Charge              As a Quarterly Charge
           -------------------------------- ------------------------------------
           0.35% of contract value          0.0875% of contract value
           -------------------------------- ------------------------------------

            7 We deduct optional rider charges from the subaccounts in which you are invested on each quarterly contract anniversary and pro-rata on termination of the Contract; if the value in the subaccounts is insufficient, the optional rider charges will be deducted from the Fixed Interest Allocation(s) nearest maturity, and the amount deducted may be subject to a Market Value Adjustment.
            8 The MGIB Charge Base generally depends on the amount of premiums you pay during the first five contract years after you purchase the rider, when you pay the premiums, less a pro-rata deduction for any withdrawal made while the MGIB rider is in effect and accumulated at the MGIB Rate. The MGIB Charge Base is tracked separately for Covered, Special and Excluded Funds, based on initial allocation of premium (or contract value), subsequent allocation of eligible premium, withdrawals and transfers. Withdrawals and transfers between Covered, Special and Excluded Funds may reduce the applicable MGIB Charge Base by more than the amount withdrawn or transferred.

TRUST OR FUND EXPENSES
The next item shows the minimum and maximum total operating expenses charged by the Trust or Fund that you may pay periodically during the time that you own the Contract. More detail concerning each Trust or Fund's fees and expenses is contained in the prospectus for each Trust or Fund.

     ---------------------------------------------------------------------------- ------------------ -----------------
     TOTAL ANNUAL TRUST OR FUND OPERATING EXPENSES                                     MINIMUM           MAXIMUM
     ---------------------------------------------------------------------------- ------------------ -----------------

     (expenses that are deducted from Trust or Fund assets, including
     management fees, distribution and/or service (12b-1) fees/9/, and other            0.53%             3.96%
     expenses):
     ---------------------------------------------------------------------------- ------------------ -----------------

         9 The Company may receive compensation from each of the funds or the funds' affiliates based on an annual percentage of the average net assets held in that fund by the Company. The percentage paid may vary from one fund company to another. For certain funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the Fund or Trust prospectuses. The Company may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by the Company to the funds or the funds' affiliates. These additional payments are made by the funds or the funds' affiliates to the Company and do not increase, directly or indirectly, the fees and expenses shown above.


The following table shows the annual operating expenses separately for each Trust or Fund.

FUND EXPENSE TABLE/1/
The column labeled "Total Fund Annual Expenses Without Waivers or Reductions" shows the total annual operating expenses charged by a Trust or Fund, absent expense reimbursement or fee waiver arrangements. The column labeled "Net Fund Annual Expenses Without Waivers or Reductions" shows such total annual operating expenses after applicable expense reimbursement or fee waiver arrangements where the Trust or Fund has committed to continue such reimbursement or waiver through December 31, 2004. Expenses shown are actual expenses as of 12/31/02 unless otherwise noted.

----------------------------------------------------------------------------------------------------------------------
  FUND NAME                                   INVESTMENT  DISTRIBUTION    OTHER     TOTAL FUND     TOTAL      NET FUND
                                                                                      ANNUAL                   ANNUAL
                                                             AND/OR                  EXPENSES                 EXPENSES
                                                            SERVICE                  WITHOUT      WAIVERS      AFTER
                                               ADVISORY     (12B-1)                 WAIVERS OR      OR       WAIVERS OR
                                                 FEES         FEE       EXPENSES    REDUCTIONS  REDUCTIONS   REDUCTIONS
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends Fund
  (Series II)                                     0.85%       0.25%        0.58%       1.68%        0.00%       1.68%
Colonial Small Cap Value Fund (Class B)           0.80%       0.25%        0.34%       1.39%        0.29%       1.10%
Fidelity(R)VIP Equity-Income Portfolio
  (Service Class 2)                               0.48%       0.25%        0.10%       0.83%        0.00%       0.83%
Fidelity(R)VIP Growth Portfolio (Service
  Class 2)                                        0.58%       0.25%        0.10%       0.93%        0.00%       0.93%
ING AIM Mid-Cap Growth Portfolio (Service
  Class)                                          0.69%       0.25%        0.01%       0.95%        0.00%       0.95%
ING Alliance Mid-Cap Growth Portfolio
  (Service Class)                                 0.78%       0.25%        0.02%       1.05%        0.00%       1.05%
ING American Funds Growth Portfolio/2/            0.38%       0.75%        0.05%       1.18%        0.00%       1.18%
ING American Funds Growth-Income Portfolio/2/     0.34%       0.75%        0.04%       1.13%        0.00%       1.13%
ING American Funds International Portfolio/2/     0.57%       0.75%        0.09%       1.41%        0.00%       1.41%
ING Capital Guardian Large Cap Value
  Portfolio (Service Class)                       0.75%       0.25%        0.01%       1.01%        0.00%       1.01%
ING Capital Guardian Managed Global
  Portfolio (Service Class)                       1.00%       0.25%        0.01%       1.26%        0.00%       1.26%
ING Capital Guardian Small Cap Portfolio
  (Service Class)                                 0.69%       0.25%        0.01%       0.95%        0.00%       0.95%
ING Developing World Portfolio (Service
  Class)                                          1.50%       0.25%        0.01%       1.76%        0.00%       1.76%
ING Eagle Asset Value Equity Portfolio
  (Service Class)                                 0.69%       0.25%        0.01%       0.95%        0.00%       0.95%
ING FMRSM Diversified Mid-Cap Portfolio
  (Service Class)                                 0.75%       0.25%        0.01%       1.01%        0.00%       1.01%
ING Goldman Sachs Internet TollkeeperSM
  Portfolio (Service Class)                       1.60%       0.25%        0.01%       1.86%        0.00%       1.86%
ING Hard Assets Portfolio (Service Class)         0.69%       0.25%        0.01%       0.94%        0.00%       0.94%
ING International Portfolio (Service Class)       1.00%       0.25%        0.01%       1.26%        0.00%       1.26%
ING Janus Growth and Income Portfolio
  (Service Class)                                 0.85%       0.25%        0.01%       1.11%        0.00%       1.11%
ING Janus Special Equity Portfolio (Service
  Class)                                          0.85%       0.25%        0.01%       1.11%        0.00%       1.11%
ING Jennison Equity Opportunities Portfolio
  (Service Class)                                 0.69%       0.25%        0.01%       0.95%        0.00%       0.95%
ING JPMorgan Fleming International Portfolio
  (Service Class)                                 0.80%       0.25%        0.20%       1.25%        0.00%       1.25%
ING JPMorgan Small Cap Equity Portfolio
  (Service Class)                                 0.90%       0.25%        0.01%       1.16%        0.00%       1.16%
ING Julius Baer Foreign Portfolio (Service
  Class)                                          1.00%       0.25%        0.01%       1.26%        0.00%       1.26%
ING Liquid Assets Portfolio (Service Class)       0.27%       0.25%        0.01%       0.53%        0.00%       0.53%
ING Marsico Growth Portfolio (Service Class)      0.78%       0.25%        0.01%       1.04%        0.00%       1.04%
ING Mercury Focus Value Portfolio (Service
  Class)                                          0.80%       0.25%        0.01%       1.06%        0.00%       1.06%
ING Mercury Fundamental Growth Portfolio
  (Service Class)                                 0.80%       0.25%        0.01%       1.06%        0.00%       1.06%
ING MFS Mid-Cap Growth Portfolio (Service
  Class)                                          0.64%       0.25%        0.02%       0.91%        0.00%       0.91%
ING MFS Research Portfolio (Service Class)        0.64%       0.25%        0.02%       0.91%        0.00%       0.91%
ING MFS Total Return Portfolio (Service
  Class)                                          0.64%       0.25%        0.02%       0.91%        0.00%       0.91%
ING PIMCO Core Bond Portfolio (Service Class)     0.66%       0.25%        0.02%       0.93%        0.00%       0.93%
ING Salomon Brothers Aggressive Growth
  Portfolio (Service Class)                       0.69%       0.25%        0.13%       1.07%        0.00%       1.07%
ING Salomon Brothers All Cap Portfolio
  (Service Class)                                 0.75%       0.25%        0.01%       1.01%        0.00%       1.01%
ING Salomon Brothers Investors Portfolio
  (Service Class)                                 0.75%       0.25%        0.01%       1.01%        0.00%       1.01%
ING T. Rowe Price Capital Appreciation
  Portfolio (Service Class)                       0.69%       0.25%        0.01%       0.95%        0.00%       0.95%
ING T. Rowe Price Equity Income Portfolio
  (Service Class)                                 0.69%       0.25%        0.01%       0.95%        0.00%       0.95%
ING UBS U.S. Balanced Portfolio (Service
  Class)                                          0.75%       0.25%        0.01%       1.01%        0.00%       1.01%
ING Van Kampen Equity Growth Portfolio
  (Service Class)                                 0.75%       0.25%        0.01%       1.01%        0.00%       1.01%
ING Van Kampen Global Franchise Portfolio
  (Service Class)                                 1.00%       0.25%        0.01%       1.26%        0.00%       1.26%
ING Van Kampen Growth and Income Portfolio
  (Service Class)                                 0.69%       0.25%        0.01%       0.95%        0.00%       0.95%
ING Van Kampen Real Estate Portfolio
  (Service Class)                                 0.69%       0.25%        0.01%       0.95%        0.00%       0.95%
ING VP Bond Portfolio (Class S)                   0.40%       0.25%        0.09%       0.74%        0.00%       0.74%
ING VP Growth Opportunities Portfolio
  (Service Class)                                 0.75%       0.25%        0.58%       1.58%        0.48%       1.10%
ING VP Index Plus LargeCap Portfolio (Class
  S)                                              0.35%       0.25%        0.11%       0.71%        0.00%       0.71%
ING VP MagnaCap Portfolio  (Service Class)        0.75%       0.25%        0.45%       1.45%        0.35%       1.10%
ING VP SmallCap Opportunities Portfolio
  (Service Class)                                 0.75%       0.25%        0.49%       1.49%        0.39%       1.10%
ING VP Worldwide Growth Portfolio                 1.00%       0.25%        0.82%       2.07%        0.84%       1.23%
INVESCO VIF-- Financial Services Fund             0.75%       0.00%        0.34%       1.09%        0.00%       1.09%
INVESCO VIF-- Health Sciences Fund                0.75%       0.00%        0.32%       1.07%        0.00%       1.07%
INVESCO VIF-- Leisure Fund                        0.75%       0.00%        3.21%       3.96%        2.67%       1.29%
INVESCO VIF-- Utilities Fund                      0.60%       0.00%        0.58%       1.18%        0.00%       1.18%
Jennison Portfolio (Class II)                     0.60%       0.25%        0.16%       1.01%        0.00%       1.01%
PIMCO High Yield Portfolio (Admin Class)          0.25%       0.15%        0.36%       0.76%        0.00%       0.76%
PIMCO StocksPlus Growth and Income Portfolio
  (Admin Class)                                   0.40%       0.15%        0.11%       0.66%        0.00%       0.66%
Pioneer Fund VCT Portfolio (Class II)             0.65%       0.25%        0.16%       1.06%        0.00%       1.06%
Pioneer Mid Cap Value VCT Portfolio (Class
  II)                                             0.65%       0.25%        0.17%       1.07%        0.00%       1.07%
ProFund VP Bull                                   0.75%       0.25%        0.91%       1.91%        0.00%       1.91%
ProFund VP Europe 30                              0.75%       0.25%        1.03%       2.03%        0.00%       2.03%
ProFund Rising Rates Opportunity                  0.75%       0.25%        1.13%       2.13%        0.00%       2.13%
ProFund VP Small-Cap                              0.75%       0.25%        0.97%       1.97%        0.00%       1.97%
SP Jennison International Growth Portfolio
  (Class II)                                      0.85%       0.25%        0.70%       1.80%        0.00%       1.80%


Footnotes to the "Fund Expense Table"
            1 The Company may receive compensation from each of the funds or the funds' affiliates based on an annual percentage of the average net assets held in that fund by the Company. The percentage paid may vary from one fund company to another. For certain funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in this Fund Expense Table and the fund prospectuses. The Company may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by the Company to the funds or the funds' affiliates. These additional payments are made by the funds or the funds' affiliates to the Company and do not increase, directly or indirectly, the fees and expenses shown above. See "Fees - Fund Expenses" for additional information.
            2 Because these portfolios are new, "Other Expenses", shown above, are estimated for 2003. This table reflects the aggregate annual operating expenses of each portfolio and its corresponding master fund.

Premium taxes (which currently range from 0% to 3.5% of premium payments) may apply, but are not reflected in the above table or in the example below.

EXAMPLE:
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and Trust or Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Trusts or Funds. Specifically, the Example assumes election of the Max 7 Enhanced Death Benefit and election of the earnings multiplier benefit rider with a charge of 0.30% of the contract value annually. The Example reflects the deduction of a mortality and expense risk charge, an asset-based administrative charge, and the annual contract administrative charge as an annual charge of 0.05% of assets. The Example also assumes you elected an optional benefit rider with the highest cost, an assumed charge of 1.14% annually, where the rider base is equal to the initial premium and increases by 7% annually, and the rider charge is assessed each quarter on a base equal to the hypothetical $10,000 premium increasing at 7% per year. The assumed annual rider charge of 1.14% results from the assumption of a 7% annual increase in the rider base but only a 5% earnings increase in the contract value before expenses. Thus, 1.14% represents an annual charge over the 10-year period which is equivalent to a charge of 0.1875% of rider base per quarter over the same period. Note that surrender charges may apply if you choose to annuitize your Contract within the first 5 contract years, and under certain circumstances, within the first 8 contract years.

The Example reflects the maximum charges for February-2004 contract owners. If you elect different options or are not a February-2004 contract owner, your expenses will be lower. The example also takes into account contractual limitations on Trust or Fund expenses that require reimbursement or waiver of expenses, but only for the period of the contractual limitation.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

  ------------------------------------------------------------------------------
  1) If you surrender your contract at the end of the applicable time period:
  ------------------------------------------------------------------------------
        1 year               3 years              5 years              10 years
        $1,346               $2,566               $3,721                $6,446
  ------------------------------------------------------------------------------
  2) If you annuitize at the end of the applicable time period:
  ------------------------------------------------------------------------------
        1 year               3 years              5 years              10 years
        $1,346               $2,566               $3,721                $6,446
  ------------------------------------------------------------------------------
  3) If you do not surrender your contract:
  ------------------------------------------------------------------------------
        1 year               3 years              5 years              10 years
         $546                $1,966               $3,321                $6,446
  --------------------------------------------------------=---------------------


Compensation is paid for the sale of the Contracts. For information about this compensation, see "Selling the Contract."


--------------------------------------------------------------------------------
 CONDENSED  FINANCIAL  INFORMATION
--------------------------------------------------------------------------------


ACCUMULATION UNIT

We use accumulation units to calculate the value of a Contract. Each subaccount of Separate Account B has its own accumulation unit value. The accumulation units are valued each business day that the New York Stock Exchange is open for trading. Their values may increase or decrease from day to day according to a Net Investment Factor, which is primarily based on the investment performance of the applicable investment portfolio. Shares in the investment portfolios are valued at their net asset value.

Tables containing (i) the accumulation unit value history of each subaccount of ING USA Separate Account B offered in this prospectus and (ii) the total investment value history of each such subaccount are presented in "Appendix A-- Condensed Financial Information." The numbers show the year-end unit values of each subaccount from the time purchase payments were first received in the subaccounts under the Contract.

THE NET INVESTMENT FACTOR

The Net Investment Factor is an index number which reflects certain charges under the Contract and the investment performance of the subaccount. The Net Investment Factor is calculated for each subaccount as follows:

        1) We take the net asset value of the subaccount at the end of each business day.

        2) We add to (1) the amount of any dividend or capital gains distribution declared for the subaccount and reinvested in such subaccount. We subtract from that amount a charge for our taxes, if any.

        3) We divide (2) by the net asset value of the subaccount at the end of the preceding business day. 4) We then subtract the applicable daily mortality and expense risk charge and the daily asset-based administrative charge from the subaccount.

Calculations for the subaccounts are made on a per share basis.
The Net Rate of Return equals the Net Investment Factor minus one.

PERFORMANCE INFORMATION
From time to time, we may advertise or include in reports to contract owners performance information for the subaccounts of Separate Account B, including the average annual total return performance, yields and other nonstandard measures of performance. Such performance data will be computed, or accompanied by performance data computed, in accordance with standards defined by the SEC.

Except for the Liquid Assets subaccount, quotations of yield for the subaccounts will be based on all investment income per unit (contract value divided by the accumulation unit) earned during a given 30-day period, less expenses accrued during such period. Information on standard total average annual return performance will include average annual rates of total return for 1, 5 and 10 year periods, or lesser periods depending on how long Separate Account B has been investing in the portfolio. We may show other total returns for periods of less than one year. We will base total return figures on the actual historic performance of the subaccounts of Separate Account B, assuming an investment at the beginning of the period when the separate account first invested in the portfolios, and withdrawal of the investment at the end of the period, adjusted to reflect the deduction of all applicable portfolio and current contract charges. We may also show rates of total return on amounts invested at the beginning of the period with no withdrawal at the end of the period. Total return figures which assume no withdrawals at the end of the period will reflect all recurring charges, but will not reflect the surrender charge. In addition, we may present historic performance data for the investment portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts of Separate Account B. This data is designed to show the performance that would have resulted if the Contract had been in existence before the separate account began investing in the portfolios.

Current yield for the Liquid Assets subaccount is based on income received by a hypothetical investment over a given 7-day period, less expenses accrued, and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks). We calculate "effective yield" for the Liquid Assets subaccount in a manner similar to that used to calculate yield, but when annualized, the income earned by the investment is assumed to be reinvested. The "effective yield" will thus be slightly higher than the "yield" because of the compounding effect of earnings. We calculate quotations of yield for the remaining subaccounts on all investment income per accumulation unit earned during a given 30-day period, after subtracting fees and expenses accrued during the period, assuming no surrender. YOU SHOULD BE AWARE THAT THERE IS NO GUARANTEE THAT THE LIQUID ASSETS SUBACCOUNT WILL HAVE A POSITIVE OR LEVEL RETURN.

We may compare performance information for a subaccount to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, or any other applicable market indices, (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies), or any other rating service, and
(iii) the Consumer Price Index (measure for inflation) to determine the real rate of return of an investment in the Contract. Our reports and promotional literature may also contain other information including the ranking of any subaccount based on rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by similar rating services.

Performance information reflects only the performance of a hypothetical contract and should be considered in light of other factors, including the investment objective of the investment portfolio and market conditions. Please keep in mind that past performance is not a guarantee of future results.

FINANCIAL STATEMENTS

The following statements for Golden American Separate Account B (now ING USA Annuity and Life Insurance Company Separate Account B) are included in the Statement of Additional Information: the statement of assets and liabilities as of December 31, 2002, along with the related statement of operations for the year then ended and the statements of changs in net assets for each of the two years then ended; also, the statement of assets and liabilities as of September 30, 2003, along with the statements of operations and changes in net assets for the nine months then ended.

The following consolidated financial statements for Golden American (now ING USA Annuity and Life Insurance Company) are included in the Statement of Additional
Information: the consolidated balance sheets for the years ended December 31, 2002 and 2001, along with the consolidated income statements, statements of changes in shareholder's equity, and statements of cash flows for the three years ended December 31, 2002; also, the condensed consolidated balance sheet as of September 30, 2003, along with the condensed consolidated statement of income for the three and nine months ended September 30, 2003 and 2002, and the condensed consolidated statements of changes in shareholder's equity and statements of cash flows for the nine months ended September 30, 2003 and 2002. The financial statements of Golden American presented have not been restated for the effects of Golden's merger in 2004 with United Life and Annuity Insurance Company, USG Annuity and Life Insurance Company and Equitable of Iowa Life Insurance Company.
--------------------------------------------------------------------------------
ING USA ANNUITY AND LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company) ("ING USA") is an Iowa stock life insurance company, which was originally incorporated in Minnesota on January 2, 1973. ING USA is a wholly owned subsidiary of Lion Connecticut Holdings, Inc. ("Lion Connecticut"), which in turn is a wholly owned subsidiary of ING Groep N.V. ("ING"), a global financial services holding company based in the Netherlands. ING USA is authorized to sell insurance and annuities in all states, except New York, and the District of Columbia. Golden American's consolidated financial statements appear in the Statement of Additional Information.

Lion Connecticut is the holding company for Directed Services, Inc., the investment manager of the ING Investors Trust and the distributor of the Contracts, and other interests. ING also owns ING Investments, LLC and ING Investment Management, LLC, portfolio managers of the ING Investors Trust, and the investment managers of the ING Variable Insurance Trust and ING Variable Products Trust and ING Variable Product Portfolios, respectively. ING also owns Baring International Investment Limited, another portfolio manager of the ING Investors Trust. Our principal office is located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.


--------------------------------------------------------------------------------
 ING  USA  SEPARATE  ACCOUNT  B
--------------------------------------------------------------------------------

ING USA Separate Account B (formerly Golden American Separate Account B) ("Separate Account B") was established as a separate account of the Company on July 14, 1988. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 as amended (the "1940 Act"). Separate Account B is a separate investment account used for our variable annuity contracts. We own all the assets in Separate Account B but such assets are kept separate from our other accounts.

Separate Account B is divided into subaccounts. Each subaccount invests exclusively in shares of one investment portfolio of a Trust or Fund. Each investment portfolio has its own distinct investment objectives and policies. Income, gains and losses, realized or unrealized, of a portfolio are credited to or charged against the corresponding subaccount of Separate Account B without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from subaccounts whose assets we attribute to other variable annuity contracts supported by Separate Account B. If the assets in Separate Account B exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits and make all payments provided under the Contracts.

Note: We currently offer other variable annuity contracts that invest in Separate Account B, but are not discussed in this prospectus. Separate Account B may also invest in other investment portfolios which are not available under your Contract. Under certain circumstances, we may make certain changes to the subaccounts. For more information, see "The Annuity Contract -- Addition, Deletion, or Substitution of Subaccounts and Other Changes."


--------------------------------------------------------------------------------
 THE  TRUSTS  AND  FUNDS
--------------------------------------------------------------------------------

YOU WILL FIND MORE DETAILED INFORMATION ABOUT THE TRUSTS AND FUNDS CURRENTLY AVAILABLE UNDER YOUR CONTRACT IN APPENDIX B -- THE INVESTMENT PORTFOLIOS. A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH TRUST OR FUND MAY BE OBTAINED BY CALLING OUR CUSTOMER SERVICE CENTER AT 800-366-0066. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

If, due to differences in tax treatment or other considerations, the interests of contract owners of various contracts participating in the Trusts or Funds conflict, we, the Boards of Trustees or Directors of the Trusts or Funds, and any other insurance companies participating in the Trusts or Funds will monitor events to identify and resolve any material conflicts that may arise.

--------------------------------------------------------------------------------
 RESTRICTED  FUNDS
--------------------------------------------------------------------------------

We may, with 30 days notice to you, designate any investment option as a Restricted Fund and limit the amount you may allocate or transfer to a Restricted Fund. We may also change the limitations on existing contracts with respect to new premiums added to investment portfolios and with respect to new transfers to investment portfolios. We may establish any limitations, at our discretion, as a percentage of premium or contract value, or as a specified dollar amount, and change the limitation at any time. Currently, we have not designated any investment option as a Restricted Fund. If we designate an investment option as a Restricted Fund or set applicable limitations, such change will apply only to transactions made after the designation.

We limit your investment in the Restricted Funds on an aggregate basis for all Restricted Funds and for each individual Restricted Fund. Currently, we limit an investment in Restricted Funds to the following limitations: no more than $999,999,999, and no more than 30 percent of contract value. We may change these limits, in our discretion, for new contracts, premiums, transfers or withdrawals.

We monitor the aggregate and individual limits on investments in Restricted Funds for each transaction (e.g. premium payments, reallocations, withdrawals, dollar cost averaging). If the contract value in the Restricted Funds has increased beyond the applicable limit due to market growth, we will not require the reallocation or withdrawal of contract value from the Restricted Funds. However, if the contract value in the Restricted Funds exceeds the aggregate limit, if you take a withdrawal, it must come from either the Restricted Funds or pro-rata from all investment options in which contract value is allocated, so that the percentage of contract value in the Restricted Funds following the withdrawal is less than or equal to the percentage of contract value in the Restricted Funds prior to the withdrawal.

We will not permit a transfer to the Restricted Funds if it would increase the contract value in the Restricted Fund or in all Restricted Funds to more than the applicable limits set forth above. We will not limit transfers from Restricted Funds. If the multiple reallocations lower the percentage of total contract value in Restricted Funds, we will permit the reallocation even if the percentage of contract value in a Restricted Fund is greater than its limit. Please see "Withdrawals" and "Transfers Among Your Investments" in this prospectus for more information on the effect of Restricted Funds.



-------------------------------------------------------------------------------
 COVERED  FUNDS,  SPECIAL  FUNDS  AND  EXCLUDED  FUNDS
-------------------------------------------------------------------------------

For purposes of determining death benefits and benefits under the optional benefit riders (but not the earnings multiplier benefit rider), we assign the investment options to one of three categories of funds. The categories are:
        1) Covered Funds;
        2) Special Funds; and
        3) Excluded Funds.
Allocations to Covered Funds participate fully in all guaranteed benefits. Allocations to Special Funds could affect the death benefit and/or optional benefit rider guarantee that may otherwise be provided. Allocations to Excluded Funds do not participate in any guaranteed benefits, due to their potential for volatility. No investment options are currently designated as Excluded Funds.

Designation of investment options under these categories may vary by benefit. For example, we may designate an investment option a Special Fund for purposes of calculating a benefit under an optional benefit rider, but not a death benefit, or for calculating one death benefit and not another. We may, with 30 days notice to you, designate any investment option as a Special or Excluded Fund with respect to new premiums added to such investment option and also with respect to new transfers to such investment option. Please see Appendix G for examples.


--------------------------------------------------------------------------------
 CHARGES  AND  FEES
--------------------------------------------------------------------------------

We deduct the Contract charges described below to compensate us for our costs and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for distributing and administering the Contracts, including compensation and expenses paid in connection with sales of the Contracts, for paying the benefits payable under the Contracts and for bearing various risks associated with the Contracts. The amount of a Contract charge will not always correspond to the actual costs associated with the charge. For example, the surrender charge collected may not fully cover all of the distribution expenses incurred by us with the service or benefits provided. If there are any profits from fees and charges deducted under the Contract, including the mortality and expense risk charge and rider and benefit charges, we may use such profits to finance the distribution of Contracts.

CHARGE DEDUCTION SUBACCOUNT
You may elect to have all charges against your contract value deducted directly from a single subaccount designated by the Company. Currently we use the Liquid Assets subaccount for this purpose. If you do not elect this option, or if the amount of the charges is greater than the amount in the designated subaccount, we will deduct the charges as discussed below. You may cancel this option at any time by sending satisfactory notice to our Customer Service Center.

CHARGES DEDUCTED FROM THE CONTRACT VALUE We deduct the following charges from your contract value:

     SURRENDER CHARGE. We will deduct a contingent deferred sales charge (a "surrender charge") if you surrender your Contract or if you take a withdrawal in excess of the Free Withdrawal Amount during the 8-year period from the date we receive and accept a premium payment. We base the surrender charge on a percentage of each premium payment withdrawn. The surrender charge is based on the amount requested for withdrawal. The surrender charge is deducted from the contract value remaining after you have received the amount requested for withdrawal. This charge is intended to cover sales expenses that we have incurred. We may reduce or waive the surrender charge in certain situations. We will never charge more than the maximum surrender charge. The percentage of premium payments deducted at the time of surrender or excess withdrawal depends on the number of complete years that have elapsed since that premium payment was made. We determine the surrender charge as a percentage of each premium payment as follows:

           COMPLETE YEARS ELAPSED                 0       1       2        3       4       5        6       7       8+
              SINCE PREMIUM PAYMENT
           SURRENDER CHARGE                      8%       7%      6%      5%       4%      3%      2%       1%      0%

     WAIVER OF SURRENDER CHARGE FOR EXTENDED MEDICAL CARE. We will waive the surrender charge in most states in the following events: (i) you begin receiving qualified extended medical care on or after the first contract anniversary for at least 45 days during a 60-day period and we receive your request for the surrender or withdrawal, together with all required documentation at our Customer Service Center during the term of your care or within 90 days after the last day of your care; or (ii) you are first diagnosed by a qualified medical professional, on or after the first contract anniversary, as having a qualifying terminal illness. We have the right to require an examination by a physician of our choice. If we require such an examination, we will pay for it. You are required to send us satisfactory written proof of illness. See your Contract for more information. The waiver of surrender charge may not be available in all states.

     FREE WITHDRAWAL AMOUNT. The Free Withdrawal Amount is the total of (i) your cumulative earnings (which is your contract value less premium payments received and prior withdrawals), and (ii) 10% of premium payments not previously withdrawn received within 8 years prior to the date of the withdrawal.

     SURRENDER CHARGE FOR EXCESS WITHDRAWALS. We will deduct a surrender charge for excess withdrawals, which may include a withdrawal you make to satisfy required minimum distribution requirements under the Internal Revenue Code (the "Code"). We consider a withdrawal to be an excess withdrawal when the amount you withdraw in any contract year exceeds the Free Withdrawal Amount. When you are receiving systematic withdrawals, any combination of regular withdrawals taken and any systematic withdrawals expected to be received in a contract year will be included in determining the amount of the excess withdrawal. Such a withdrawal will be considered a partial surrender of the Contract and we will impose a surrender charge and any associated premium tax. We will deduct such charges from the contract value in proportion to the contract value in each subaccount or Fixed Interest Allocation from which the excess withdrawal was taken. In instances where the excess withdrawal equals the entire contract value in such subaccounts or Fixed Interest Allocations, we will deduct charges proportionately from all other subaccounts and Fixed Interest Allocations in which you are invested. ANY WITHDRAWAL FROM A FIXED INTEREST ALLOCATION MORE THAN 30 DAYS BEFORE ITS MATURITY DATE WILL TRIGGER A MARKET VALUE ADJUSTMENT. See Appendix C and the Fixed Account II prospectus for more information.

For the purpose of calculating the surrender charge for an excess withdrawal:
(i) we treat premiums as being withdrawn on a first-in, first-out basis; and
(ii) amounts withdrawn which are not considered an excess withdrawal are not considered a withdrawal of any premium payments. We have included an example of how this works in Appendix E. Although we treat premium payments as being withdrawn before earnings for purpose of calculating the surrender charge for excess withdrawals, the federal tax law treats earnings as withdrawn first.

     PREMIUM TAXES. We may charge for state and local premium taxes depending on your state of residence. These taxes can range from 0% to 3.5% of the premium payment. We have the right to change this amount to conform with changes in the law or if you change your state of residence.

We deduct the premium tax from your contract value on the annuity start date. However, some jurisdictions impose a premium tax at the time initial and additional premiums are paid, regardless of when the annuity payments begin. In those states we may defer collection of the premium taxes from your contract value and deduct it when you surrender the Contract, when you take an excess withdrawal or on the annuity start date.

     ADMINISTRATIVE CHARGE. We deduct an annual administrative charge on each Contract anniversary. If you surrender your Contract prior to a Contract anniversary, we deduct an administrative charge when we determine the cash surrender value payable to you. The charge is $30 per Contract. We waive this charge if your contract value is $100,000 or more at the end of a contract year or the total of your premium payments is $100,000 or more or under other conditions established by ING USA. We deduct the charge proportionately from all subaccounts in which you are invested. If there is no contract value in those subaccounts, we will deduct the charge from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until the charge has been paid.

     TRANSFER CHARGE. We currently do not deduct any charges for transfers made during a contract year. We have the right, however, to assess up to $25 for each transfer after the twelfth transfer in a contract year. The charge will not apply to any transfers due to the election of dollar cost averaging or automatic rebalancing.

CHARGES DEDUCTED FROM THE SUBACCOUNTS
     MORTALITY AND EXPENSE RISK CHARGE. The amount of the mortality and expense risk charge depends on the death benefit you have elected and on the category of contract owner to which you belong. We deduct the charge each business day based on the assets you have in each subaccount. If there are any profits from the mortality and expense risk charge, we may use such profits to finance the distribution of contracts.


  ------------------------------ ---------------------------- -----------------------------
                                      QUARTERLY RATCHET                  MAX 7
            STANDARD                      ENHANCED                      ENHANCED
          DEATH BENEFIT                 DEATH BENEFIT                DEATH BENEFIT
  --------------- -------------- -------------- ------------- -------------- --------------
                     Annual                        Annual                       Annual
                     Charge                        Charge                       Charge
                  Expressed as                  Expressed as                  Expressed as
  Annual Charge    Daily Rate    Annual Charge   Daily Rate    Annual Charge   Daily Rate
      1.25%         0.003446%        1.50%       0.004141%        1.70%      0.004697%
  --------------- -------------- -------------- ------------- -------------- --------------

A description of the mortality and expense risk charges for contract owners other than Yr-2004 contract owners is included in the appendices. See "The Annuity Contract -- Contract Owner Categories." PLEASE RETAIN THIS PROSPECTUS AND THE APPENDIX THAT IS APPLICABLE TO YOU SO YOU WILL HAVE IT FOR FUTURE REFERENCE.

     ASSET-BASED ADMINISTRATIVE CHARGE. The amount of the asset-based administrative charge, on an annual basis, is equal to 0.15% of the assets you have in each subaccount. We deduct the charge from your assets in each subaccount on each business day at the rate of 0.000411% for each day since the previous business day.

     EARNINGS MULTIPLIER BENEFIT CHARGE. Subject to state availability, you may purchase the earnings multiplier benefit rider for a non-qualified Contract either at issue or on the next contract anniversary following the introduction of the benefit in your state, if later. So long as the rider is in effect, we will deduct a separate quarterly charge for the rider through a pro-rata reduction of the contract value of the subaccounts in which you are invested. If there is insufficient contract value in the subaccounts, we will deduct the charges from your Fixed Interest Allocations starting with the allocation nearest its maturity date. If that is insufficient, we will deduct the charge from the allocation next nearest its maturity date, and so on. We deduct the rider charge on each quarterly contract anniversary in arrears, meaning we deduct the first charge on the first quarterly anniversary following the rider date. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current contract value immediately prior to the surrender or annuitization. The quarterly charge for the earnings multiplier benefit rider is 0.075% (0.30% annually). For a description of the rider, see "Earnings Multiplier Benefit Rider."

     OPTIONAL RIDER CHARGES. In addition to the earnings multiplier benefit rider, subject to state availability, you may purchase one of two optional benefit riders that you may elect at issue. So long as the rider is in effect, we will deduct a separate quarterly charge for each optional benefit rider through a pro-rata reduction of the contract value of the subaccounts in which you are invested. If there is insufficient contract value in the subaccount, we will deduct the charges from your Fixed Interest Allocations nearest their maturity date. We deduct each rider charge on each quarterly contract anniversary in arrears, meaning we deduct the first charge on the first quarterly anniversary following the rider date. For a description of the riders and the defined terms used in connection with the riders, see "The Annuity Contract -- Optional Riders."

MINIMUM GUARANTEED INCOME BENEFIT (MGIB). The charge for the MGIB rider is as follows:

  ------------ ------------------------------ ----------------------------------
  MGIB Rate    As an Annual Charge            As a Quarterly Charge
  ------------ ------------------------------ ----------------------------------
  7%           0.75% of the MGIB Charge Base  0.1875% of the MGIB Charge Base
  ------------ ------------------------------ ----------------------------------

     MINIMUM GUARANTEED WITHDRAWAL BENEFIT (MGWB). The annual charge for the MGWB rider is 0.35% (0.0875% quarterly) of contract value. The charge is deducted from the contract value on each quarterly contract anniversary date, in arrears. We will deduct charges only during the period before your Contract's Automatic Periodic Benefit Status. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge immediately prior to the surrender or annuitization. Please see the appendix that is applicable to you for the optional rider charges under your Contract.

TRUST AND FUND EXPENSES
Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, certain portfolios deduct a service fee, which is used to compensate service providers for administrative and contract holder services provided on behalf of the portfolios, and certain portfolios deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of shares of the applicable portfolio. See "Fees and Expenses -- Trust or Fund Expenses."


--------------------------------------------------------------------------------
 THE  ANNUITY  CONTRACT
--------------------------------------------------------------------------------


The Contract described in this prospectus is a deferred combination variable and fixed annuity contract. The Contract provides a means for you to invest in one or more of the available mutual fund portfolios of the Trusts and Funds through Separate Account B. It also provides a means for you to invest in a Fixed Interest Allocation through the Fixed Account. See Appendix C and the Fixed Account II prospectus for more information on the Fixed Account.

CONTRACT DATE AND CONTRACT YEAR

The date the Contract became effective is the contract date. Each 12-month period following the contract date is a contract year.

CONTRACT OWNER

You are the contract owner. You have the rights and options described in the Contract. One or more persons may own the Contract. If there are multiple owners named, the age of the oldest owner will determine the applicable death benefit if such death benefit is available for multiple owners.

The death benefit becomes payable when you die. In the case of a sole contract owner who dies before the annuity start date, we will pay the beneficiary the death benefit then due. The sole contract owner's estate will be the beneficiary if no beneficiary has been designated or the beneficiary has predeceased the contract owner. In the case of a joint owner of the Contract dying before the annuity start date, we will designate the surviving contract owner as the beneficiary. This will override any previous beneficiary designation.

If the contract owner is a trust and a beneficial owner of the trust has been designated, the beneficial owner will be treated as the contract owner for determining the death benefit. If a beneficial owner is changed or added after the contract date, we will treat this as a change of contract owner for determining the death benefit (likely a taxable event). If no beneficial owner of the trust has been designated, the availability of Enhanced Death Benefits will be based on the age of the annuitant at the time you purchase the Contract.

CONTRACT OWNER CATEGORIES. There are six categories of contract owners covered by this prospectus. For ease of reference, they are called Pre-2001, Yr-2001, May-2002, Yr-2003, May-2003 and Yr-2004 contract owners. If you are a contract owner, the category of your Contract is indicated on your quarterly statements. If you are unsure which category applies to you, please call our Customer Service Center. The telephone number is (800) 366-0066.

The following is a general description of the categories:


       ---------------- --------------------------------------------------------

       PRE-2001:        a) all contracts purchased prior to January 2, 2001;
                        b) contracts purchased on or after January 2, 2001 which
                        offer one death benefit option (as available in the
                        state of issue at the time of purchase).
       ---------------- --------------------------------------------------------
       ---------------- --------------------------------------------------------
       YR-2001:         Contracts purchased on or after January 1, 2001, which
                        offer five death benefit options, including the Annual
                        Ratchet Enhanced Death Benefit to age 90, offer an
                        earnings multiplier benefit option and optional benefit
                        riders and under which the determination of benefits
                        when there are allocations to Special Funds is based on
                        the better of the original Yr-2001 benefit calculation
                        and the Special Funds "floor" (as available in the state
                        of issue at the time of purchase).
       ---------------- --------------------------------------------------------
       ---------------- --------------------------------------------------------
       MAY-2002:        Contracts purchased on or after May 1, 2002, which offer
                        five death benefit options, including the Annual Ratchet
                        Enhanced Death Benefit to age 90, offer an earnings
                        multiplier benefit option and optional benefit riders,
                        and under which the determination of benefits when there
                        are allocations to Special Funds is the same as the
                        Special Funds "floor," but all withdrawals are pro-rata
                        (as available in the state of issue at the time of
                        purchase).
       ---------------- --------------------------------------------------------
       ---------------- --------------------------------------------------------
       YR-2003:         Contracts purchased on or after February 4, 2003 which
                        have the same death benefits and living benefits as
                        May-2002 Contracts, but have a different calculation of
                        the Minimum Guaranteed Income Benefit and higher charges
                        for all three living benefit optional riders (as
                        available in the state of issue at the time of
                        purchase).
       ---------------- --------------------------------------------------------
       ---------------- --------------------------------------------------------
       MAY-2003:        Contracts purchased on or after May 1, 2003 which are
                        the same as Yr-2003, but do not offer the Deferred
                        Ratchet Enhanced Death Benefit.
       ---------------- --------------------------------------------------------
       ---------------- --------------------------------------------------------
       YR-2004:         Contracts purchased on or after February 13, 2004 which
                        offer the Quarterly Ratchet Death Benefit, do not offer
                        the 7% Solution Death Benefit, do not offer the Minimum
                        Guaranteed Accumulation Benefit and offer a Minimum
                        Guaranteed Withdrawal Benefit with reset and step-up
                        benefit options (as available in the state of issue at
                        the time of purchase).
       ---------------- --------------------------------------------------------


A description of benefits and charges for Pre-2001, Yr-2001, May-2002, Yr-2003 and May-2003 contract owners is included in the appendices to this prospectus, to the extent they differ from those described in this prospectus for Yr-2004 contract owners. PLEASE RETAIN THIS PROSPECTUS AND THE APPENDIX THAT IS APPLICABLE TO YOU SO YOU WILL HAVE IT FOR FUTURE REFERENCE.

JOINT OWNER. For non-qualified Contracts only, joint owners may be named in a written request before the Contract is in effect. Joint owners may independently exercise transfers and other transactions allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them. All rights of a joint owner end at death of that owner if the other joint owner survives. The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner and the death benefit will be payable. Joint owners may only select the Standard Death Benefit option. The earnings multiplier benefit rider is not available when there are joint owners.

Any addition or deletion of a joint owner is treated as a change of owner which may affect the amount of the death benefit. See "Change of Contract Owner or Beneficiary" below. If you have elected an Enhanced Death Benefit, and you add a joint owner, the Enhanced Death Benefit from the date of change will end. If the older joint owner is attained age 85 or under, the Standard Death Benefit will apply. If the older joint owner is attained age 86 or over on the date of the ownership change, the death benefit will be the cash surrender value. The mortality and expense risk charge going forward will reflect the change in death benefit. If you elected the earnings multiplier benefit rider, it will terminate if you add a joint owner. Note that returning a Contract to single owner status will not restore any Enhanced Death Benefit or the earnings multiplier benefit. Unless otherwise specified, the term "age" when used for joint owners shall mean the age of the oldest owner.

ANNUITY START DATE

The annuity start date is the date you start receiving annuity payments under your Contract. The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. The accumulation phase is the period between the contract date and the annuity start date. The income phase begins when you start receiving regular annuity payments from your Contract on the annuity start date.

ANNUITANT

The annuitant is the person designated by you to be the measuring life in determining annuity payments. You are the annuitant unless you name another annuitant in the application. The annuitant's age determines when the income phase must begin and the amount of the annuity payments to be paid. The contract owner will receive the annuity benefits of the Contract if the annuitant is living on the annuity start date. You may not change the annuitant after the Contract is in effect.

If the contract owner is an individual, and the annuitant dies before the annuity start date and you have named a contingent annuitant, the contingent annuitant becomes the annuitant. If the annuitant dies before the annuity start date and there is no contingent annuitant, the contract owner will become the annuitant. The contract owner may designate a new annuitant within 60 days of the death of the annuitant. If the annuitant was the sole contract owner and there is no beneficiary designation, the annuitant's estate will be the beneficiary.

If the contract owner is not an individual, and the annuitant dies before the annuity start date, we will pay the designated beneficiary the death benefit then due. If a beneficiary has not been designated, or if there is no designated beneficiary living, the contract owner will be the beneficiary.

Regardless of whether a death benefit is payable, if the annuitant dies and any contract owner is not an individual, distribution rules under federal tax law will apply. You should consult your tax adviser for more information if you are not an individual.

BENEFICIARY

The beneficiary is named by you in a written request. The beneficiary is the person who receives any death benefit proceeds. We pay death benefits to the primary beneficiary (unless there are joint owners, in which case death proceeds are payable to the surviving owner(s)).

If the beneficiary dies before the annuitant or the contract owner, we pay the death benefit proceeds to the contingent beneficiary, if any. If there is no surviving beneficiary, we pay the death benefit proceeds to the contract owner's estate.

One or more persons may be a beneficiary or contingent beneficiary. In the case of more than one beneficiary, we will assume any death benefit proceeds are to be paid in equal shares to the surviving beneficiaries.

CHANGE OF CONTRACT OWNER OR BENEFICIARY. During the annuitant's lifetime, you may transfer ownership of a non-qualified Contract. A change in ownership may affect the amount of the death benefit, the guaranteed minimum death benefit and/or the death benefit option applied to the contract, the amount of the earnings multiplier benefit, if applicable, and the continuation of any other optional rider that you have elected. The new owner's age, as of the date of the change, will be used as the basis for determining the applicable benefits and charges. The new owner's death will determine when a death benefit is payable.

If you have elected the Standard Death Benefit option, the minimum guaranteed death benefit will continue if the new owner is age 85 or under on the date of the ownership change. For the Enhanced Death Benefit options, if the new owner is age 79 or under on the date that ownership changes, the minimum guaranteed death benefit will continue. If the new owner is age 80 to 85, the Enhanced
Death Benefit will end, and the death benefit will become the Standard Death Benefit. For all death benefit options, 1) if the new owner's attained age is 86 or over on the date of the ownership change, or 2) if the new owner is not an individual (other than a trust for the benefit of the owner or annuitant), the death benefit will be the cash surrender value. The mortality and expense risk charge going forward will reflect the change in death benefit. Please note that once a death benefit has been changed due to a change in owner, a subsequent change to a younger owner will not restore any Enhanced Death Benefits.

If you have elected the earnings multiplier benefit rider, and the new owner is under age 76, the rider will continue. The benefit will be adjusted to reflect the attained age of the new owner as the issue age. We will use the Maximum Base and Benefit Base percentages in effect on the original rider date to calculate the benefit. If the new owner is age 76 or over, the rider will terminate. If you have not elected the earnings multiplier benefit rider, the new owner may not add the rider upon the change of ownership. If you have elected another optional rider, the rider will terminate upon a change of ownership.

A change of owner likely has tax consequences. See "Federal Tax Considerations" in this prospectus.

You have the right to change beneficiaries during the annuitant's lifetime unless you have designated an irrevocable beneficiary. If you have designated an irrevocable beneficiary, you and the irrevocable beneficiary may have to act together to exercise some of the rights and options under the Contract. You may also restrict a beneficiary's right to elect an annuity option or receive a lump sum payment. If so, such rights or options will not be available to the beneficiary.

All requests for changes must be in writing and submitted to our Customer Service Center. The change will be effective as of the day you sign the request. The change will not affect any payment made or action taken by us before recording the change.

PURCHASE AND AVAILABILITY OF THE CONTRACT

We will issue a Contract only if both the annuitant and the contract owner are age 85 or younger.

The initial premium payment must be $5,000 or more ($1,500 for qualified Contracts). You may make additional payments of $100 or more ($50 for qualified Contracts) at any time after the free look period before you turn age 85. Under certain circumstances, we may waive the minimum premium payment requirement. We may also change the minimum initial or additional premium requirements for certain group or sponsored arrangements. An initial or additional premium payment that would cause the contract value of all annuities that you maintain with us to exceed $1,000,000 requires our prior approval. The Contract may not be available to all ages through all broker-dealers.

The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. YOU SHOULD NOT BUY THIS CONTRACT: (I) IF YOU ARE LOOKING FOR A SHORT-TERM INVESTMENT; (II) IF YOU CANNOT RISK GETTING BACK LESS MONEY THAN YOU PUT IN; OR (III) IF YOUR ASSETS ARE IN A PLAN WHICH PROVIDES FOR TAX-DEFERRAL AND YOU SEE NO OTHER REASON TO PURCHASE THIS CONTRACT.

IRAs and other qualified plans already have the tax-deferral feature found in this Contract. For an additional cost, the Contract provides other features and benefits including death benefits and the ability to receive a lifetime income. You should not purchase a qualified Contract unless you want these other features and benefits, taking into account their cost. See "Fees and Expenses" in this prospectus. IF YOU ARE CONSIDERING AN ENHANCED DEATH BENEFIT OPTION AND/OR THE EARNINGS MULTIPLIER BENEFIT RIDER AND YOUR CONTRACT WILL BE AN IRA, SEE "TAXATION OF QUALIFIED CONTRACTS -- INDIVIDUAL RETIREMENT ANNUITIES" AND "TAX CONSEQUENCES OF ENHANCED DEATH BENEFIT" IN THIS PROSPECTUS.

We and our affiliates offer other variable products that may offer some of the same investment portfolios. These products have different benefits and charges, and may or may not better match your needs. If you are interested in learning more about these other products, contact our Customer Service Center or your registered representative.

CREDITING OF PREMIUM PAYMENTS

We will process your initial premium within 2 business days after receipt, if the application and all information necessary for processing the Contract are complete. We will process subsequent premium payments within 1 business day if we receive all information necessary. In certain states we also accept initial and additional premium payments by wire order. Wire transmittals must be accompanied by sufficient electronically transmitted data. We may retain your initial premium payment for up to 5 business days while attempting to complete an incomplete application. If the application cannot be completed within this period, we will inform you of the reasons for the delay. We will also return the premium payment immediately unless you direct us to hold the premium payment until the application is completed.

We will allocate your initial payment according to the instructions you specified. If a subaccount is not available or requested in error, we will make inquiry about a replacement subaccount. If we are unable to reach you or your representative, we will consider the application incomplete. For initial premium payments designated for a subaccount of Separate Account B, we will credit the payment at the accumulation unit value next determined after we receive your premium payment and the completed application. Once the completed application is received, we will allocate the payment to the subaccounts of Separate Account B specified by you within 2 business days.

We will ask about any missing information related to subsequent payments. We will allocate the subsequent payment(s) pro-rata according to the current variable subaccount allocation unless you specify otherwise. Any fixed allocation(s) will not be considered in the pro-rata calculations. If a subaccount is no longer available or requested in error, we will allocate the subsequent payment(s) proportionally among the other subaccount(s) in your current allocation or your allocation instructions. For any subsequent premium payments, we will credit the payment designated for a subaccount of Separate Account B at the accumulation unit value next determined after receipt of your premium payment and instructions.

Once we allocate your premium payment to the subaccounts selected by you, we convert the premium payment into accumulation units. We divide the amount of the premium payment allocated to a particular subaccount by the value of an accumulation unit for the subaccount to determine the number of accumulation units of the subaccount to be held in Separate Account B with respect to your Contract. The net investment results of each subaccount vary with its investment performance.

If your premium payment was transmitted by wire order from your broker/dealer, we will follow one of the following two procedures after we receive and accept the wire order and investment instructions. The procedure we follow depends on state availability and the procedures of your broker/dealer.

1) If either your state or broker/dealer do not permit us to issue a Contract without an application, we reserve the right to rescind the Contract if we do not receive and accept a properly completed application or enrollment form within 5 days of the premium payment. If we do not receive the application or form within 5 days of the premium payment, we will refund the contract value plus any charges we deducted, and the Contract will be voided. Some states require that we return the premium paid.

2) If your state and broker/dealer allow us to issue a Contract without an application, we will issue and mail the Contract to you or your representative, together with an Application Acknowledgement Statement for your execution. Until our Customer Service Center receives the executed Application Acknowledgement Statement, neither you nor the broker/dealer may execute any financial transactions on your Contract unless they are requested in writing by you. We may require additional information before complying with your request (e.g., signature guarantee).

In some states, we may require that an initial premium designated for a subaccount of Separate Account B or the Fixed Account be allocated to a subaccount specially designated by the Company (currently, the Liquid Assets subaccount) during the free look period. After the free look period, we will convert your contract value (your initial premium plus any earnings less any expenses) into accumulation units of the subaccounts you previously selected. The accumulation units will be allocated based on the accumulation unit value next computed for each subaccount. Initial premiums designated for Fixed Interest Allocations will be allocated to a Fixed Interest Allocation with the guaranteed interest period you have chosen; however, in the future we may allocate the premiums to the specially designated subaccount during the free look period.

We may also refuse to accept certain forms of premium payments or loan repayments, if applicable, (traveler's checks, for example) or restrict the amount of certain forms of premium payments or loan repayments (money orders totaling more than $5,000, for example). In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning your premium payment and not issuing the contract.

ADMINISTRATIVE PROCEDURES

We may accept a request for Contract service in writing, by telephone, or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information, and/or other administrative requirements. We will process your request at the contract value next determined only after you have met all administrative requirements.

CONTRACT VALUE

We determine your contract value on a daily basis beginning on the contract date. Your contract value is the sum of (i) the contract value in the Fixed Interest Allocations, and (ii) the contract value in each subaccount in which you are invested.

     CONTRACT VALUE IN FIXED INTEREST ALLOCATIONS. The contract value in your Fixed Interest Allocation is the sum of premium payments allocated to the Fixed Interest Allocation under the Contract, plus contract value transferred to the Fixed Interest Allocation, plus credited interest, minus any transfers and withdrawals from the Fixed Interest Allocation (including any Market Value Adjustment applied to such withdrawal), contract fees (including, in some cases, fees for optional benefit riders) and premium taxes.

     CONTRACT VALUE IN THE SUBACCOUNTS. On the contract date, the contract value in the subaccount in which you are invested is equal to the initial premium paid and designated to be allocated to the subaccount. On the contract date, we allocate your contract value to each subaccount and/or a Fixed Interest Allocation specified by you, unless the Contract is issued in a state that requires the return of premium payments during the free look period, in which case, the portion of your initial premium not allocated to a Fixed Interest Allocation may be allocated to a subaccount specially designated by the Company during the free look period for this purpose (currently, the Liquid Assets subaccount).

On each business day after the contract date, we calculate the amount of contract value in each subaccount as follows:

     1) We take the contract value in the subaccount at the end of the preceding business day.

     2) We multiply (1) by the subaccount's Net Rate of Return since the preceding business day.

     3)   We add (1) and (2).

     4) We add to (3) any additional premium payments, and then add or subtract any transfers to or from that subaccount.

     5) We subtract from (4) any withdrawals and any related charges, and then subtract any contract fees and premium taxes.

CASH SURRENDER VALUE

The cash surrender value is the amount you receive when you surrender the Contract. The cash surrender value will fluctuate daily based on the investment results of the subaccounts in which you are invested and interest credited to Fixed Interest Allocations and any Market Value Adjustment. See the ING USA
Fixed Account II prospectus for a description of the calculation of cash surrender value under any Fixed Interest Allocation. We do not guarantee any minimum cash surrender value. On any date during the accumulation phase, we calculate the cash surrender value as follows: we start with your contract value, adjust for any Market Value Adjustment, and then we deduct any surrender charge, any charge for premium taxes, the annual contract administrative fee (unless waived), any optional benefit rider charge, and any other charges incurred but not yet deducted.

SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE. You may surrender the Contract at any time while the annuitant is living and before the annuity start date. A surrender is effective on the date we receive your written request and the Contract at our Customer Service Center. After we receive all paperwork required for us to process your surrender, we will determine and pay the cash surrender value at the price next determined. Once paid, all benefits under the Contract will terminate. For administrative purposes, we will transfer your money to a specially designated subaccount (currently the Liquid Assets subaccount) prior to processing the surrender. This transfer will have no effect on your cash surrender value. You may receive the cash surrender value in a single sum payment or apply it under one or more annuity options. We will usually pay the cash surrender value within 7 days.

Consult your tax adviser regarding the tax consequences associated with surrendering your Contract. A surrender made before you reach age 59 1/2 may result in a 10% tax penalty. See "Federal Tax Considerations" for more details.

ADDITION, DELETION OR SUBSTITUTION OF SUBACCOUNTS AND OTHER CHANGES

We may make additional subaccounts available to you under the Contract. These subaccounts will invest in investment portfolios we find suitable for your Contract. We may also withdraw or substitute investment portfolios, subject to the conditions in your Contract and compliance with regulatory requirements.

We may amend the Contract to conform to applicable laws or governmental regulations. If we feel that investment in any of the investment portfolios has become inappropriate to the purposes of the Contract, we may, with approval of the SEC (and any other regulatory agency, if required) substitute another portfolio for existing and future investments. If you elected the dollar cost averaging, systematic withdrawals or automatic rebalancing programs, or if you have other outstanding instructions and we substitute or otherwise eliminate a portfolio subject to those instructions, we will execute your instructions using the substituted or proposed replacement portfolio, unless you request otherwise. The substitute or proposed replacement portfolio may have higher fees and charges than any portfolio it replaces. We will provide you with written notice before we make these changes.

We reserve the right to: (i) deregister  Separate  Account B under the 1940 Act;
(ii) operate Separate Account B as a management company under the 1940 Act if it is operating as a unit investment trust; (iii) operate Separate Account B as a unit investment trust under the 1940 Act if it is operating as a managed separate account; (iv) restrict or eliminate any voting rights as to Separate Account B; and (v) combine Separate Account B with other accounts.

We will provide you with written notice before we make any of these changes.


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THE FIXED ACCOUNT

The Fixed Account is a segregated asset account which contains the assets that support a contract owner's Fixed Interest Allocations. See Appendix C and the Fixed Account II prospectus for more information.

OPTIONAL RIDERS
Subject to state availability, you may elect one of the two optional benefit riders discussed below. YOU MAY ADD ONLY ONE OF THESE TWO RIDERS TO YOUR CONTRACT. EACH RIDER HAS A SEPARATE CHARGE. Once elected, the riders generally may not be cancelled. You may not remove the rider and charges will be assessed regardless of the performance of your Contract. Please see "Charges and Fees -- Optional Rider Charges" for information on rider charges.

The following describes the optional riders for Contracts in the Yr-2004 category. A description of the calculation of the optional rider benefits for all other contract owners is included in the appendices to this prospectus, to the extent they differ from those described in the prospectus for Yr-2004 contract owners. Please retain this prospectus and the appendix that is applicable to you so you will have it for future reference.

THE OPTIONAL RIDERS MAY NOT BE AVAILABLE FOR ALL INVESTORS. YOU SHOULD ANALYZE EACH RIDER THOROUGHLY AND UNDERSTAND IT COMPLETELY BEFORE YOU SELECT ONE. THE OPTIONAL RIDERS DO NOT GUARANTEE ANY RETURN OF PRINCIPAL OR PREMIUM PAYMENTS AND DO NOT GUARANTEE PERFORMANCE OF ANY SPECIFIC INVESTMENT PORTFOLIO UNDER THE CONTRACT. YOU SHOULD CONSULT A QUALIFIED FINANCIAL ADVISER IN EVALUATING THE RIDERS.

THE OPTIONAL RIDERS MAY NOT BE APPROVED IN ALL STATES. CHECK WITH OUR CUSTOMER SERVICE CENTER FOR AVAILABILITY IN YOUR STATE. THE TELEPHONE NUMBER IS (800) 366-0066.

RIDER DATE. The rider date is the date an optional benefit rider becomes effective. The rider date is also the contract date if you purchase the rider when the Contract is issued.

NO CANCELLATION. Once you purchase a rider, you may not cancel it unless you cancel the Contract during the Contract's free look period, surrender, annuitize or otherwise terminate the Contract. These events automatically cancel any rider. Once the Contract continues beyond the free look period, you may not cancel the rider. The Company may, at its discretion, cancel and/or replace a rider at your request in order to renew or reset a rider.

TERMINATION. The
optional riders are "living benefits," which means the guaranteed benefits offered by the riders are intended to be available to you while you are living and while your Contract is in the accumulation phase. The optional riders automatically terminate if you:
        o annuitize, surrender or otherwise terminate your Contract during the accumulation phase; or
        o die during the accumulation phase (first owner To die if there are multiple contract owners, or at death of annuitant if contract owner is not a natural person), unless your spouse beneficiary elects to continue the Contract.

The optional riders will also terminate if there is a change in contract ownership (other than a spousal beneficiary continuation on your death). Other circumstances which may cause a particular optional rider to terminate automatically are discussed below with each rider.

MINIMUM GUARANTEED INCOME BENEFIT RIDER (MGIB). The MGIB rider is an optional benefit which guarantees a minimum amount of annuity income will be available to you if you annuitize on the MGIB Date, regardless of fluctuating market conditions. The amount of the Minimum Guaranteed Income Benefit will depend on the amount of premiums you pay during the five contract years after you purchase the rider, the amount of contract value you allocate or transfer to Special Funds or Excluded Funds, the MGIB Rate, the adjustment for Special Fund or Excluded Fund transfers, and any withdrawals you take while the rider is in effect. Thus, investing in Special Funds or Excluded Funds may limit the MGIB.

The following investment options are designated as Special Funds for purposes of calculating the MGIB: the ING Liquid Assets Portfolio, the ING VP Bond Portfolio, the ING PIMCO Core Bond Portfolio, the ProFunds VP Rising Rates Opportunity Portfolio, the Fixed Account, the Fixed Interest Division and the TSA Special Fixed Account.
       For Contracts issued prior to May 1, 2003, the ING VP Bond Portfolio and the ING PIMCO Core Bond Portfolio are not designated as Special Funds.

       For Contracts issued prior to September 2, 2003, the ProFunds VP Rising Rates Opportunity Portfolio is not designated as a Special Fund.

No investment options are currently designated as Excluded Funds.

The MGIB Rate is currently 7%. We may, at our discretion, discontinue offering this rate. The MGIB Rate is an annual effective rate.

For a discussion of the charges we deduct under the MGIB rider, see "Charges and Fees -- Optional Rider Charges." Ordinarily, the amount of income that will be available to you on the annuity start date is based on your contract value, the annuity option you selected and the guaranteed or the income factors in effect on the date you annuitize. If you purchase the MGIB rider, the amount of income that will be available to you upon annuitization on the MGIB Date is the greatest of:
        1) your annuity income based on your contract value adjusted for any Market Value Adjustment (see Appendix C and the Fixed Account II prospectus) on the MGIB Date applied to the guaranteed income factors specified in your Contract for the annuity option you selected;
        2) your annuity income based on your contract value adjusted for any Market Value Adjustment (see Appendix C and the Fixed Account II prospectus) on the MGIB Date applied to the then-current income factors in effect for the annuity option you selected; or
        3) the MGIB annuity income based on your MGIB Base on the MGIB Date applied to the MGIB income factors specified in your rider for the MGIB annuity option you selected. Prior to applying the MGIB income factors, we will adjust the MGIB Base for any premium tax recovery and Market Value Adjustment (see Appendix C and the Fixed Account II prospectus) that would otherwise apply at annuitization.

The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed factors found in your Contract.

The MGIB Benefit Base is only a calculation used to determine the MGIB annuity income. The MGIB Benefit Base does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your cash surrender value and death benefits. Any reset of contract value under provisions of the Contract or other riders will not increase the MGIB Benefit Base or Maximum MGIB Base.

The MGIB Benefit Base is tracked separately for Covered, Special and Excluded Funds, based on initial allocation of eligible premium (or contract value) and credits, and subsequently allocated eligible premiums and any credits we add, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date.

Prior to your latest annuity start date, you may choose to exercise your right to receive payments under the MGIB rider. Payments under the rider begin on the MGIB Date. We require a 10-year waiting period before you can annuitize the MGIB rider benefit. The MGIB must be exercised in the 30-day period prior to the end of the waiting period or any subsequent contract anniversary. At your request, the Company may in its discretion extend the latest contract annuity start date without extending the MGIB Date.

     DETERMINING THE MGIB CHARGE BASE: The MGIB Charge Base is the greater of the MGIB Rollup Base and the MGIB Ratchet Base.

        (i) The MGIB Rollup Base is equal to the lesser of the Maximum MGIB Base and the sum of (a), (b) and (c) where:

              (a) is the MGIB Rollup Base for Covered Funds;

              (b) is the MGIB Rollup Base for Special Funds;

              (c) is the MGIB Rollup Base for Excluded Funds; and

        (ii) The MGIB Ratchet Base is equal to the sum of (a) and (b) where:

              (a) is the MGIB Ratchet Base for Covered and Special Funds; and

              (b) is the MGIB Ratchet Base for Excluded Funds.


     DETERMINING THE MGIB ANNUITY INCOME. On the MGIB Date, we calculate your MGIB annuity income as follows:

        1) WE FIRST DETERMINE YOUR MGIB BENEFIT BASE: The MGIB Benefit Base is equal to the greater of the MGIB Rollup Benefit Base and the MGIB Ratchet Benefit Base.

             (i) The MGIB Rollup Benefit Base is equal to the lesser of the Maximum MGIB Base and the sum of (a), (b) and (c) where:

                  (a) is the MGIB Rollup Base for Covered Funds;

                  (b) is the MGIB Rollup Base for Special Funds;

                  (c) is the contract value allocated to Excluded Funds; and

             (ii) The MGIB Ratchet Benefit Base is equal to the sum of (a) and
                  (b) where:

                  (a) is the MGIB Ratchet Base for Covered and Special Funds;
                      and

                  (b) is the contract value allocated to Excluded Funds.

             The Maximum MGIB Base is 300% of eligible premiums and credits adjusted pro-rata for withdrawals. The Maximum MGIB Base is not allocated by Fund category and credits.

             A) CALCULATION OF MGIB ROLLUP BENEFIT BASE

               THE MGIB ROLLUP BASE ALLOCATED TO COVERED FUNDS equals the eligible premiums and credits allocated to Covered Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rollup Rate to the earlier of the oldest owner reaching age 80 and the MGIB Rollup Benefit Base reaching the Maximum MGIB Base, and at 0% thereafter.

               THE MGIB ROLLUP BASE ALLOCATED TO SPECIAL FUNDS equals the eligible premiums and credits allocated to Special Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect. THERE IS NO ACCUMULATION OF MGIB ROLLUP BASE ALLOCATED TO SPECIAL FUNDS.

               THE MGIB ROLLUP BASE ALLOCATED TO EXCLUDED FUNDS equals the eligible premiums and credits allocated to Excluded Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and the MGIB Rollup Benefit Base reaching the Maximum MGIB Base, and at 0% thereafter. THE MGIB ROLLUP BASE ALLOCATED TO EXCLUDED FUNDS IS USED ONLY FOR TRANSFER ADJUSTMENTS AND RIDER CHARGES. IT IS NOT USED TO DETERMINE BENEFITS.

               Eligible premiums and credits are those added more than 5 years before the earliest MGIB Benefit Date. Premiums paid and credits after that are excluded from the MGIB Rollup Base.

               The MGIB Rollup Rate is currently 7%. We may, at our discretion, discontinue offering this rate.

               The MGIB Rollup Rate is an annual effective rate. Withdrawals reduce the MGIB Rollup Base on a pro-rata basis. The percentage reduction in the MGIB Rollup Base for each Fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. For example, the value of the MGIB Rollup Base in Covered Funds after a withdrawal from one or more Covered Funds equals the value of the MGIB Rollup Base in Covered Funds before the withdrawal times the contract value in Covered Funds after the withdrawal divided by the contract value in Covered Funds before the withdrawal.

               Net transfers from Covered Funds will reduce the MGIB Rollup Base allocated to Covered Funds on a pro-rata basis. The resulting increase in the MGIB Rollup Base allocated to Special or Excluded Funds, as applicable, will equal the reduction in the MGIB Rollup Base allocated to Covered Funds.

               Net transfers from Special Funds will reduce the MGIB Rollup Base allocated to Special Funds on a pro-rata basis. The resulting increase in the MGIB Rollup Base allocated to Covered or Excluded Funds, as applicable, will equal the reduction in the MGIB Rollup Base allocated to Special Funds.

               Net transfers from Excluded Funds will reduce the MGIB Rollup Base allocated to Excluded Funds on a pro-rata basis. The resulting increase in the MGIB Rollup Base allocated to Covered or Special Funds, as applicable, will equal the lesser of the net contract value transferred and the change in the MGIB Rollup Base allocated to Excluded Funds.

             B)  CALCULATION  OF MGIB  RATCHET BENEFIT BASE

               The MGIB RATCHET BASE FOR COVERED FUNDS AND SPECIAL FUNDS equals:

               o on the rider date, eligible premiums plus credits, or the contract value, if applicable, allocated to Covered Funds and Special Funds;

               o on each "quarterly anniversary date" prior to attainment of age 90, the MGIB Ratchet Base for Covered Funds and Special Funds is set equal to the greater of :

                    1) the current contract value allocated to Covered Funds and Special Funds (after any deductions occurring on that date); and

                    2) the MGIB Ratchet Base for Covered Funds and Special Funds from the most recent prior quarterly anniversary date, adjusted for any new eligible premiums and withdrawals attributable to Covered Funds or Special Funds, and transfers.

               o at other times, the MGIB Ratchet Base for Covered Funds and Special Funds is the MGIB Ratchet Base from the prior quarterly anniversary date, adjusted for subsequent eligible premiums and withdrawals attributable to Covered Funds or Special Funds, and transfers.

               The MGIB RATCHET BASE FOR EXCLUDED FUNDS is calculated the same as for Covered Funds and Special Funds, but for premiums, credits, allocations, withdrawals or transfers attributable to Excluded Funds.

               Effect of Transfers  on MGIB Ratchet  Base:

               Net transfers from Covered or Special Funds to Excluded Funds will reduce the MGIB Ratchet Base allocated to Covered and Special Funds on a pro-rata basis. The resulting increase in the MGIB Ratchet Base allocated to Excluded Funds will equal the reduction in the MGIB Ratchet Base allocated to Covered and Special Funds.

               Net transfers from Excluded Funds to Covered or Special Funds will reduce the MGIB Ratchet Base allocated to Excluded Funds on a pro-rata basis. The resulting increase in the MGIB Ratchet Base allocated to Covered and Special Funds will equal the lesser of the net contract value transferred and the change in the MGIB
               Ratchet   Base   allocated  to  Excluded   Funds.

               A "quarterly anniversary date" is the date three months from the contract date that falls on the same date in the month as the contract date. For example, if the contract date is February 12, the quarterly anniversary date is May 12. If there is no corresponding date in the month, the quarterly anniversary date will be the last date of such month. If the quarterly anniversary date falls on a weekend or holiday, we will use the value as of the subsequent business day.

               2) THEN WE DETERMINE THE MGIB ANNUITY INCOME BY MULTIPLYING YOUR MGIB BENEFIT BASE (ADJUSTED FOR ANY MARKET VALUE ADJUSTMENT, SURRENDER CHARGE AND PREMIUM TAXES) BY THE INCOME FACTOR, AND THEN DIVIDE BY $1,000.

MGIB INCOME OPTIONS

The following are the MGIB Income Options available under the MGIB Rider:

          a) Income for Life (Single Life or Joint with 100% Survivor) and 10-20 year certain;

          b)   Income for a 20-30 year period certain;

          c) Any other income plan offered by the Company in conjunction with the MGIB rider on the MGIB Benefit Date.

You may elect to have payments under MGIB Income Options (a) and (b) increase annually at 1%, 2% or 3%. Once during the life of the Contract, you have the option to elect to apply up to 50% of the MGIB Benefit Base to one of the MGIB Income Options available under the Rider. This option may only be exercised on a contract anniversary at or after the end of the waiting period. The portion of the MGIB Benefit Base so applied will be used to determine the MGIB income, as is otherwise described in the prospectus. The Contract Value will be reduced on a pro-rata basis. Any subsequent exercise of your right to receive payments under the MGIB rider must be for 100% of the remaining value. The amount applied to the partial annuitization will be treated as a withdrawal for purposes of adjusting contract and rider values.

PLEASE NOTE THAT IF YOU ELECT PARTIAL ANNUITIZATION, INCOME PAYMENTS RECEIVED WILL BE TAXED AS WITHDRAWALS. PLEASE CONSULT YOUR TAX ADVISER BEFORE MAKING THIS ELECTION, AS THE TAXATION OF PARTIAL ANNUITIZATION IS UNCERTAIN.

PURCHASE. To purchase the MGIB rider, you must be age 79 or younger on the rider date and the ten-year waiting period must end at or prior to the latest annuity start date. The MGIB rider must be purchased (i) on the contract date, or (ii) within thirty days after the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later. There is a ten year waiting period before you can annuitize under the MGIB rider. This could reduce the MGIB.

THE MGIB DATE. If you purchased the MGIB rider on the contract date or added the MGIB rider within 30 days following the contract date, the MGIB Date is the contract anniversary on or after the tenth contract anniversary when you decide to exercise your right to annuitize under the MGIB rider. If you added the MGIB rider at any other time, your MGIB Date is the contract anniversary at least 10 years after the rider date when you decide to exercise your right to annuitize under the MGIB rider.

NO CHANGE OF ANNUITANT. Once you purchase the MGIB rider, the annuitant may not be changed except for the following exception. If an annuitant who is not a contract owner dies prior to annuitization, a new annuitant may be named in accordance with the provisions of your Contract. The MGIB Base is unaffected and continues to accumulate.

NOTIFICATION. On or about 30 days prior to the MGIB Date, we will provide you with notification which will include an estimate of the amount of MGIB annuity benefit available if you choose to exercise it. We will determine the actual amount of the MGIB annuity benefit as of the MGIB Date.

THE MGIB RIDER DOES NOT RESTRICT OR LIMIT YOUR RIGHT TO ANNUITIZE THE CONTRACT AT ANY TIME PERMITTED UNDER THE CONTRACT. THE MGIB RIDER DOES NOT RESTRICT YOUR RIGHT TO ANNUITIZE THE CONTRACT USING CONTRACT VALUES THAT MAY BE HIGHER THAN THE MGIB ANNUITY BENEFIT.

THE BENEFITS ASSOCIATED WITH THE MGIB RIDER ARE AVAILABLE ONLY IF YOU ANNUITIZE YOUR CONTRACT UNDER THE RIDER AND IN ACCORDANCE WITH THE PROVISIONS SET FORTH ABOVE. ANNUITIZING USING THE MGIB MAY RESULT IN A MORE FAVORABLE STREAM OF INCOME PAYMENTS, AND DIFFERENT TAX CONSEQUENCES, UNDER YOUR CONTRACT. BECAUSE THE MGIB RIDER IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY BE LESS THAN THE LEVEL THAT MIGHT BE PROVIDED BY THE APPLICATION OF YOUR CONTRACT VALUE TO THE CONTRACT'S APPLICABLE ANNUITY FACTORS. YOU SHOULD CONSIDER ALL OF YOUR OPTIONS AT THE TIME YOU BEGIN THE INCOME PHASE OF YOUR CONTRACT.


MINIMUM GUARANTEED WITHDRAWAL BENEFIT RIDER (MGWB). The MGWB rider is an optional benefit which guarantees that if your contract value is reduced to zero, you will receive periodic payments. The amount of the periodic payments is based on the amount in the MGWB Withdrawal Account.

The guarantee provides that, subject to the conditions described below, the amount you will receive in periodic payments is equal to your Eligible Payment Amount adjusted for any prior withdrawals. Your Eligible Payment Amount depends on when you purchase the MGWB rider and equals:

1) if you purchased the MGWB rider on the contract date: your premium payments received during the first two contract years

2) if you purchased the MGWB rider after the contract date: your contract value on the Rider Date, including any premiums received that day, and any subsequent premium payments received during the two-year period commencing on the Rider Date.

To maintain the guarantee, withdrawals in any contract year may not exceed 7% of your Eligible Payment Amount adjusted, as defined below. If your contract value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year. Payments continue until your MGWB Withdrawal Account is reduced to zero.

The MGWB Withdrawal Account is equal to the Eligible Payment Amount adjusted for any withdrawals and transfers between Covered and Excluded Funds. The MGWB Withdrawal Account is tracked separately for Covered and Excluded Funds. The MGWB Withdrawal Account equals the sum of (a) the MGWB Withdrawal Account allocated to Covered Funds, and (b) the lesser of (i) the MGWB Withdrawal Account allocated to Excluded Funds and (ii) the contract value in Excluded Funds. Thus, investing in the Excluded Funds may limit the MGWB Withdrawal Account. No investment options are currently designated as Excluded Funds for the Minimum Guaranteed Withdrawal Benefit.

The Maximum Annual Withdrawal Amount (or "MAW") is equal to 7% of the Eligible Payment Amount. Withdrawals from Covered Funds of up to the MAW will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal. Any withdrawals from Covered Funds greater than the MAW will cause a reduction in the MGWB Withdrawal Account allocated to Covered Funds by the proportion that the excess withdrawal bears to the remaining contract value in Covered Funds after the withdrawal of the MAW. All withdrawals from Excluded Funds will reduce the value of the MGWB Withdrawal Account allocated to Excluded Funds on a pro-rata basis. If a single withdrawal involves both Covered and Excluded Funds and exceeds 7%, the withdrawal will be treated as taken first from Covered Funds.

Any withdrawals greater than the MAW will also cause a reduction in the Eligible Payment Amount by the proportion that the excess portion of the withdrawal bears to the contract value remaining after withdrawal of the MAW at the time of the withdrawal. Once your contract value is zero, any periodic payments paid under the MGWB rider also reduce the MGWB Withdrawal Account by the dollar amount of the payments. If a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider.

Net transfers from Covered Funds to Excluded Funds will reduce the MGWB Withdrawal Account allocated to Covered Funds on a pro-rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Excluded Funds equals the reduction in the MGWB Withdrawal Account for Covered Funds. Net transfers from Excluded Funds to Covered Funds will reduce the MGWB Withdrawal Account allocated to Excluded Funds on a pro-rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Covered Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Excluded Funds and the net contract value transferred.

YOU SHOULD NOT MAKE ANY WITHDRAWALS IF YOU WISH TO RETAIN THE OPTION TO ELECT THE STEP-UP BENEFIT (SEE BELOW).

The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It will not affect your annuitization, surrender and death benefits.

     GUARANTEED WITHDRAWAL STATUS. You may continue to make withdrawals in any amount permitted under your Contract so long as your contract value is greater than zero. See "Withdrawals." However, making any withdrawals in any year greater than the MAW will reduce the Eligible Payment Amount and payments under the MGWB rider by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The MGWB rider will remain in force and you may continue to make withdrawals each year so long as:

     1)   your contract value is greater than zero;

     2)   your MGWB Withdrawal Account is greater than zero;

     3)   you have not reached your latest allowable annuity start date;

     4)   you have not elected to annuitize your Contract; and

     5) you have not died (unless your spouse has elected to continue the Contract), changed the ownership of the Contract or surrendered the Contract.

The standard Contract provision limiting withdrawals to no more than 90% of the cash surrender value is not applicable under the MGWB rider.

     AUTOMATIC PERIODIC BENEFIT STATUS. Under the MGWB rider, in the event your contract value is reduced to zero, your Contract is given Automatic Periodic Benefit Status, if:

     1)   your MGWB Withdrawal Account is greater than zero;

     2)   you have not reached your latest allowable annuity start date;

     3)   you have not elected to annuitize your Contract; and

     4)   you  have  not  died,   changed  the  ownership  of  the  Contract  or
          surrendered the Contract.

     Once your Contract is given Automatic Periodic Benefit Status, we will pay you the annual MGWB periodic payments, beginning on the next contract anniversary until the earliest of (i) your Contract's latest annuity start date,
(ii) the death of the owner; or (iii) your MGWB Withdrawal Account is exhausted. These payments are equal to the lesser of the remaining MGWB Withdrawal Account or the MAW. We will reduce the MGWB Withdrawal Account by the amount of each payment. Once your Contract is given Automatic Periodic Benefit Status, we will not accept any additional premium payments in your Contract, and the Contract will not provide any benefits except those provided by the MGWB rider. Any other rider terminates. Your Contract will remain in Automatic Periodic Benefit Status until the earliest of (i) payment of all MGWB periodic payments, (ii) payment of the Commuted Value (defined below) or (iii) the owner's death.

On the Contract's latest annuity start date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining. We may, at our option, extend your annuity start date in order to continue the MGWB periodic payments. The Commuted Value is the present value of any then-remaining MGWB periodic payments at the current interest rate plus 0.50%. The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury STRIPS as quoted by a national quoting service for period(s) applicable to the remaining payments. Once we pay you the last MGWB periodic payment or the Commuted Value, your Contract and the MGWB rider terminate.

RESET OPTION. Beginning on the fifth contract anniversary following the Rider Date, if the contract value is greater than the MGWB Withdrawal Account, you may choose to reset the MGWB Rider. The effect will be to terminate the existing MGWB Rider and add a new MGWB Rider ("New Rider"). The MGWB Withdrawal Account under the New Rider will equal the contract value on the date the New Rider is effective. The charge for the MGWB under the New Rider and any right to reset again will be based on the terms of the New Rider when it is issued. We reserve the right to limit the reset election to contract anniversaries only. If you elect the reset option, the step-up benefit is not available.

STEP-UP BENEFIT. If the Rider Date is the same as the Contract Date, beginning on the fifth contract anniversary following the Rider Date, if you have not made any previous withdrawals, you may elect to increase the MGWB Withdrawal Account, the adjusted Eligible Payment Amount and the MAW by a factor of 20%. This option is available whether or not the contract value is greater than the MGWB Withdrawal Account. If you elect the Step-Up Benefit:

          1) we reserve the right to increase the charge for the MGWB Rider;

          2) you must wait at least five years from the Step-Up date to elect the Reset Option.

The Step-Up Benefit may be elected only one time under the MGWB Rider.

     DEATH OF OWNER

         BEFORE AUTOMATIC PERIODIC BENEFIT STATUS. The MGWB rider terminates on the first owner's date of death (death of annuitant, if there is a non-natural owner), but the death benefit is payable. However, if the beneficiary is the owner's spouse, the spouse elects to continue the Contract, and the contract value steps up to the minimum guaranteed death benefit, the MGWB Withdrawal Account and MAW are also reset. The MGWB charge will continue at the existing rate. Reset upon spousal continuation does not affect any then existing reset option.

         DURING AUTOMATIC PERIODIC BENEFIT STATUS. The death benefit payable during Automatic Periodic Benefit Status is your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments.

PURCHASE. To purchase the MGWB rider, you must be age 80 or younger on the Rider Date. The MGWB rider must be purchased (i) on the contract date, or (ii) within 30 days after the contract date. If the rider is not yet available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.

For a discussion of the charges we deduct under the MGWB rider, see "Charges and Fees -- Optional Rider Charges." Each payment you receive under the MGWB rider will be taxed as a withdrawal and may be subject to a penalty tax. See "Withdrawals" and "Federal Tax Considerations" for more information.

OTHER CONTRACTS

We offer other variable annuity contracts that also invest in the same portfolios of the Trusts. These contracts have different charges that could affect their performance, and may offer different benefits more suitable to your needs. To obtain more information about these other contracts, contact our Customer Service Center or your registered representative.


--------------------------------------------------------------------------------
 WITHDRAWALS
--------------------------------------------------------------------------------

Except under certain qualified contracts, you may withdraw all or part of your money any time during the accumulation phase and before the death of the contract owner. If you request a withdrawal for more than 90% of the cash surrender value, and the remaining cash surrender value after the withdrawal is less than $2,500, we will treat it as a request to surrender the Contract. If any single withdrawal or the sum of withdrawals exceeds the Free Withdrawal Amount, you will incur a surrender charge. The Free Withdrawal Amount is the total of (i) your cumulative earnings (which is your contract value less premium payments received and prior withdrawals), and (ii) 10% of premium payments not previously withdrawn received within 8 years prior to the date of the withdrawal.

You need to submit to us a written request specifying the Fixed Interest Allocations or subaccounts from which to withdraw amounts, otherwise we will make the withdrawal on a pro-rata basis from all of the subaccounts in which you are invested. If there is not enough contract value in the subaccounts, we will deduct the balance of the withdrawal from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until we have honored your request. We will apply a Market Value Adjustment to any withdrawal from your Fixed Interest Allocation taken more than 30 days before its maturity date. Definitive guidance on the proper federal tax treatment of the Market Value Adjustment has not been issued. You may want to discuss the potential tax consequences of a Market Value Adjustment with your tax adviser. We will determine the contract value as of the close of business on the day we receive your withdrawal request at our Customer Service Center. The contract value may be more or less than the premium payments made.

If the aggregate percentage cap on allocations to the Restricted Funds has been exceeded, any subsequent withdrawals must be taken so that the percentage of contract value in the Restricted Funds following the withdrawal would not be greater than the percentage of contract value in the Restricted Funds prior to the withdrawal. If a requested withdrawal would cause the percentage cap to be exceeded, the amount of the withdrawal in excess of the cap would be taken pro-rata from all variable subaccounts.

For administrative purposes, we will transfer your money to a specially designated subaccount (currently, the Liquid Assets subaccount) prior to processing the withdrawal. This transfer will not affect the withdrawal amount you receive.

Please be aware that the benefit we pay under certain optional benefit riders will be reduced by any withdrawals you take while the optional benefit rider is in effect. See "Optional Riders."

We offer the following three withdrawal options:

REGULAR WITHDRAWALS

After the free look period, you may make regular withdrawals. Each withdrawal must be a minimum of $100. We will apply a Market Value Adjustment to any regular withdrawal you take from a Fixed Interest Allocation more than 30 days before its maturity date. See Appendix C and the Fixed Account II prospectus for more information on the application of Market Value Adjustment.

SYSTEMATIC WITHDRAWALS\

You may choose to receive automatic systematic withdrawal payments (i) from the contract value in the subaccounts in which you are invested, or (ii) from the interest earned in your Fixed Interest Allocations. You may not elect the systematic withdrawal option if you are taking IRA withdrawals. Systematic withdrawals may be taken monthly, quarterly or annually. If you have contract value allocated to one or more Restricted Funds, and you elect to receive systematic withdrawals from the subaccounts in which you are invested, the systematic withdrawals must be taken pro-rata from all subaccounts in which contract value is invested. If you do not have contract value allocated to a Restricted Fund and choose systematic withdrawals on a non pro-rata basis, we will monitor the withdrawals annually. If you subsequently allocate contract value to one or more Restricted Funds, we will require you to take your systematic withdrawals on a pro-rata basis from all subaccounts in which contract value is invested.

You decide when you would like systematic payments to start as long as it is at least 28 days after your contract date. You also select the date on which the systematic withdrawals will be made, but this date cannot be later than the 28th day of the month. If you have elected to receive systematic withdrawals but have not chosen a date, we will make the withdrawals on the same calendar day of each month as your contract date. If your contract date is after the 28th day of the month, your systematic withdrawal will be made on the 28th day of each month.

Each systematic withdrawal amount must be a minimum of $100. The amount of your systematic withdrawal can either be (i) a fixed dollar amount or (ii) an amount based on a percentage of the premiums not previously withdrawn from the subaccounts in which you are invested. Both forms of systematic withdrawals are subject to the following maximum, which is calculated on each withdrawal date:

    -------------------------- --------------------------------------
                                        MAXIMUM PERCENTAGE
                                          OF PREMIUMS
     FREQUENCY                       NOT PREVIOUSLY WITHDRAWN
    -------------------------- --------------------------------------
     Monthly                                   0.833%
     Quarterly                                 2.50%
     Annually                                 10.00%
    -------------------------- --------------------------------------

If your systematic withdrawal is a fixed dollar amount and the amount to be withdrawn would exceed the applicable maximum percentage of your premium payments not previously withdrawn on any withdrawal date, we will automatically reduce the amount withdrawn so that it equals such percentage. Thus, your fixed dollar systematic withdrawals will never exceed the maximum percentage. If you want fixed dollar systematic withdrawals to exceed the maximum percentage and are willing to incur associated surrender charges, consider the Fixed Dollar Systematic Withdrawal Feature discussed below which you may add to your regular fixed dollar systematic withdrawal program.

If your systematic withdrawal is based on a percentage of the premiums not previously withdrawn from the subaccounts in which you are invested, and the amount to be withdrawn based on that percentage would be less than $100, we will automatically increase the amount to $100 as long as it does not exceed the maximum percentage. If the systematic withdrawal would exceed the maximum percentage, we will send the amount, and then automatically cancel your systematic withdrawal option.

We limit systematic withdrawals from Fixed Interest Allocations to interest earnings during the prior month, quarter, or year, depending on the frequency you chose. Systematic withdrawals are not subject to a Market Value Adjustment, unless you have added the Fixed Dollar Systematic Withdrawal Feature discussed below and the payments exceed interest earnings. Systematic withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) and 72(t) distributions. A Fixed Interest Allocation may not participate in both the systematic withdrawal option and the dollar cost averaging program at the same time.

You may change the amount or percentage of your systematic withdrawal once each contract year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date. If you submit a subsequent premium payment after you have applied for systematic withdrawals, we will not adjust future withdrawals under the systematic withdrawal program unless you specifically request that we do so. The systematic withdrawal option may commence in a contract year where a regular withdrawal has been taken but you may not change the amount or percentage of your withdrawals in any contract year during which you have previously taken a regular withdrawal.

Subject to availability, a spousal or non-spousal beneficiary may elect to receive death benefits as payments over the beneficiary's lifetime ("stretch"). Stretch payments will be subject to the same limitations as systematic withdrawals, and non-qualified stretch payments will be reported on the same basis as other systematic withdrawals.

     FIXED DOLLAR SYSTEMATIC WITHDRAWAL FEATURE. You may add the Fixed Dollar Systematic Withdrawal Feature to your regular fixed dollar systematic withdrawal program. This feature allows you to receive a systematic withdrawal in a fixed dollar amount regardless of any surrender charges or Market Value Adjustments. Systematic withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) and 72(t) distributions. You choose the amount of the fixed systematic withdrawals, which may total up to an annual maximum of 10% of your premium payments not previously withdrawn as determined on the day we receive your election of this feature. We will not recalculate the maximum limit when you make additional premium payments, unless you instruct us to do so. We will assess a surrender charge on the withdrawal date if the withdrawal exceeds the maximum limit as calculated on the withdrawal date. We will assess a Market Value Adjustment on the withdrawal date if the withdrawal from a Fixed Interest Allocation exceeds your interest earnings on the withdrawal date. We will apply the surrender charge and any Market Value Adjustment directly to your contract value (rather than to the withdrawal) so that the amount of each systematic withdrawal remains fixed.

Flat dollar systematic withdrawals which are intended to satisfy the requirements of Section 72(q) or 72(t) of the Code may exceed the maximum. Such withdrawals are subject to surrender charges and Market Value Adjustments when they exceed the applicable maximum percentage.

IRA WITHDRAWALS

If you have a non-Roth IRA Contract and will be at least age 70 1/2 during the current calendar year, you may elect to have distributions made to you to satisfy requirements imposed by federal tax law. IRA withdrawals provide payout of amounts required to be distributed by the Internal Revenue Service ("IRS") rules governing mandatory distributions under qualified plans. We will send you a notice before your distributions commence. You may elect to take IRA withdrawals at that time, or at a later date. You may not elect IRA withdrawals and participate in systematic withdrawals at the same time. If you do not elect to take IRA withdrawals, and distributions are required by federal tax law, distributions adequate to satisfy the requirements imposed by federal tax law may be made. Thus, if you are participating in systematic withdrawals, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by federal tax law.

You may choose to receive IRA withdrawals on a monthly, quarterly or annual basis. You may elect payments to start as early as 28 days after the contract date. You select the day of the month when the withdrawals will be made, but it cannot be later than the 28th day of the month. If no date is selected, we will make the withdrawals on the same calendar day of the month as the contract date. If your contract date is after the 28th day of the month, your IRA withdrawal will be made on the 28th day of each month.

You may request us to calculate the amount you are required to withdraw from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you have, see the SAI. Or, we will accept your written instructions regarding the calculated amount required to be withdrawn from your Contract each year. The minimum dollar amount you can withdraw is $100. When we determine the required IRA withdrawal amount for a taxable year based on the frequency you select, if that amount is less than $100, we will pay $100. At any time where the IRA withdrawal amount is greater than the contract value, we will cancel the Contract and send you the amount of the cash surrender value.

You may change the payment frequency of your IRA withdrawals once each contract year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date.

An IRA withdrawal from a Fixed Interest Allocation in excess of the amount allowed under systematic withdrawals will be subject to a Market Value Adjustment and may be subject to surrender charge.

CONSULT YOUR TAX ADVISER REGARDING THE TAX CONSEQUENCES ASSOCIATED WITH TAKING WITHDRAWALS. You are responsible for determining that withdrawals comply with applicable law. A withdrawal made before the taxpayer reaches age 59 1/2 may result in a 10% penalty tax. See "Federal Tax Considerations" for more details.


--------------------------------------------------------------------------------
 TRANSFERS  AMONG  YOUR  INVESTMENTS
--------------------------------------------------------------------------------

Between the end of the free look period and the annuity start date, you may transfer your contract value among the subaccounts in which you are invested and your Fixed Interest Allocations. We currently do not charge you for transfers made during a contract year, but reserve the right to charge for each transfer after the twelfth transfer in a contract year. WE ALSO RESERVE THE RIGHT TO LIMIT THE NUMBER OF TRANSFERS YOU MAY MAKE AND MAY OTHERWISE MODIFY OR TERMINATE TRANSFER PRIVILEGES IF REQUIRED BY OUR BUSINESS JUDGMENT OR IN ACCORDANCE WITH APPLICABLE LAW. We will apply a Market Value Adjustment to transfers from a Fixed Interest Allocation taken more than 30 days before its maturity date, unless the transfer is made under the dollar cost averaging program. Keep in mind that transfers between Covered Funds, Special Funds and Excluded Funds and other investment portfolios may negatively impact your death benefit or rider benefits.

If you allocate contract value to an investment option that has been designated as a Restricted Fund, your ability to transfer contract value to the Restricted Fund may be limited. A transfer to the Restricted Funds will not be permitted to the extent that it would increase the contract value in the Restricted Fund to more than the applicable limits following the transfer. We do not limit transfers from Restricted Funds. If the result of multiple reallocations is to lower the percentage of total contract value in the Restricted Fund, the reallocation will be permitted even if the percentage of contract value in the Restricted Fund is greater than the limit.

Please be aware that the benefit we pay under an optional benefit rider may be affected by certain transfers you make while the rider is in effect. Transfers, including those involving Special Funds or Excluded Funds, may also affect your optional rider base. See "The Annuity Contract -- Optional Riders."

The minimum amount that you may transfer is $100 or, if less, your entire contract value held in a subaccount or a Fixed Interest Allocation. To make a transfer, you must notify our Customer Service Center and all other administrative requirements must be met. We will determine transfer values at the end of the business day on which we receive the transfer request at our Customer Service Center. If we receive your transfer request after 4 p.m. eastern time or the close of regular trading of the New York Stock Exchange, we will make the transfer on the next business day.

Separate Account B and the Company will not be liable for following instructions communicated by telephone or other approved electronic means that we reasonably believe to be genuine. We may require personal identifying information to process a request for transfer made over the telephone, over the internet or other approved electronic means.

LIMITS IMPOSED BY UNDERLYING FUNDS. Orders for the purchase of fund shares may be subject to acceptance or rejection by the underlying fund. We reserve the right to reject, without prior notice, any allocation of a premium payment to a subaccount if the subaccount's investment in its corresponding fund is not accepted by the fund for any reason.

LIMITS ON FREQUENT OR DISRUPTIVE TRANSFERS. The Contract is not designed to serve as a vehicle for frequent trading. Frequent trading can disrupt management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Accordingly, individuals or organizations that use market-timing investment strategies and make frequent transfers should not purchase the Contract.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple contract owners. Such restrictions could include: (1) not accepting transfer instructions from an agent acting on behalf of more than one contract owner; and
(2) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one contract owner at a time.

We monitor transfer activity. With regard to frequent transfers, in the event that an individual's or organization's transfer activity:

     1.   exceeds our then-current monitoring standard for frequent trading;

     2. is identified as problematic by an underlying fund even if the activity does not exceed our monitoring standard for frequent trading; or

     3. if we determine in our sole discretion that such transfer activity may not be in the best interests of other contract owners,

we reserve the right to take any necessary action to deter such activity. Such actions may include, but are not limited to, the suspension of trading privileges via facsimile, telephone, email and internet, and the limiting of trading privileges to submission by regular U.S. mail. Our current definition of frequent trading is more than one purchase and sale of the same underlying fund within a 30-day period. We reserve the right to modify our general standard, or the standard as it may apply to a particular fund, at any time without prior notice, depending on the needs of the underlying fund(s) and/or state or federal regulatory requirements.

In addition, if, due to the excessive dollar amounts of trades, even though not within our then current definition of frequent trading, an individual's or organization's transfer activity is determined, in our sole discretion, to be disruptive, we may take the same actions as are described above to limit frequent transfers.

The Company does not allow waivers to the above policy.

We currently require that orders received via facsimile to effect transactions in subaccounts that invest in ProFund portfolios be received at our Customer Service Center no later than 3 p.m. eastern time.

DOLLAR COST AVERAGING

You may elect to participate in our dollar cost averaging program if you have at least $1,200 of contract value in (i) the Liquid Assets subaccount, or (ii) a Fixed Interest Allocation with either a 6-month or a 1-year guaranteed interest period. These subaccounts or Fixed Interest Allocations serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other subaccounts selected by you. We also may offer DCA Fixed Interest Allocations, which are 6-month and 1-year Fixed Interest Allocations available exclusively for use with the dollar cost averaging program. The DCA Fixed Interest Allocations require a minimum premium payment of $1,200 directed into a DCA Fixed Interest Allocation. A Fixed Interest Allocation or DCA Fixed Interest Allocation may not participate in the dollar cost averaging program and in systematic withdrawals at the same time.

The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to other subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

Unless you have a DCA Fixed Interest Allocation, you elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100. If your source account is the Liquid Assets subaccount or a 1-year Fixed Interest Allocation, the maximum amount that can be transferred each month is your contract value in such source account divided by 12. If your source account is a 6-month Fixed Interest Allocation, the maximum amount that can be transferred each month is your contract value in such source account divided by
6. You may change the transfer amount once each contract year. If you have a DCA Fixed Interest Allocation, there is no minimum or maximum transfer amount. We will transfer all your money allocated to that source account into the subaccount(s) in equal payments over the selected 6-month or 1-year period. The last payment will include earnings accrued over the course of the selected period. If you make an additional premium payment into a Fixed Interest Allocation subject to dollar cost averaging, the amount of your transfers under the dollar cost averaging program remains the same, unless you instruct us to increase the transfer amount.

Transfers from a Fixed Interest Allocation or a DCA Fixed Interest Allocation under the dollar cost averaging program are not subject to a Market Value Adjustment. However, if you terminate the dollar cost averaging program for a DCA Fixed Interest Allocation and there is money remaining in the DCA Fixed Interest Allocation, we will transfer the remaining money to the Liquid Assets subaccount. Such transfer will trigger a Market Value Adjustment if the transfer is made more than 30 days before the maturity date of the DCA Fixed Interest Allocation.

If you do not specify to which subaccounts you want to transfer the dollar amount of the source account, we will transfer the money to the subaccounts in which you are invested on a proportional basis. The transfer date is the same day each month as your contract date. If, on any transfer date, your contract value in a source account is equal or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end. You may terminate the dollar cost averaging program at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next transfer date.

You are permitted to transfer contract value to a Restricted Fund, subject to the limitations described above in this section and in "Appendix B -- The Investment Portfolios." Compliance with the individual and aggregate Restricted Fund limits will be reviewed when the dollar cost averaging program is established. Transfers under the dollar cost averaging program must be within those limits. We will not review again your dollar cost averaging election for compliance with the individual and aggregate limits for investment in the Restricted Funds except in the case of the transactions described below.

     o Amount added to source account: If you add amounts to the source account which would increase the amount to be transferred under the dollar cost averaging program, we will review the amounts to be transferred to ensure that the individual and aggregate limits are not being exceeded. If such limits would be exceeded, we will require that the dollar cost averaging transfer amounts be changed to ensure that the transfers are within the limits based on the then-current allocation of contract value to the Restricted Fund(s) and the then-current value of the amount designated to be transferred to that Restricted Fund(s).

     o Additional premium paid: Up to the individual Restricted Fund percentage limit may be allocated to a Restricted Fund. If you request more than the individual limit be allocated to a Restricted Fund, we will look at the aggregate limit, subtract the current allocation to Restricted Funds, and subtract the current value of amounts to be transferred under the dollar cost averaging program to Restricted Funds. The excess, if any, is the maximum that may be allocated pro-rata to the Restricted Funds.

     o Reallocation request is made while the dollar cost averaging program is active: If the reallocation would increase the amount allocated to Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to Restricted Funds and less the current value of any remaining amounts to be transferred under the dollar cost averaging program to the Restricted Funds.

We may offer additional subaccounts or withdraw any subaccount or Fixed Interest Allocation to or from the dollar cost averaging program, stop offering DCA Fixed Interest Allocations or otherwise modify, suspend or terminate this program. Such change will not affect any dollar cost averaging programs in operation at the time.

AUTOMATIC REBALANCING

If you have at least $10,000 of contract value invested in the subaccounts of Separate Account B, you may elect to have your investments in the subaccounts automatically rebalanced. Automatic rebalancing is not available if you participate in dollar cost averaging. Automatic rebalancing will not take place during the free look period. Transfers made pursuant to automatic rebalancing do not count toward the 12 transfer limit on free transfers.

You are permitted to reallocate between Restricted and non-Restricted Funds, subject to the limitations described above, in this section and in Appendix B -- The Investment Portfolios. If the reallocation would increase the amount allocated to the Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to all Restricted Funds.

We will transfer funds under your Contract on a quarterly, semi-annual, or annual calendar basis among the subaccounts to maintain the investment blend of your selected subaccounts. The minimum size of any allocation must be in full percentage points. Rebalancing does not affect any amounts that you have allocated to the Fixed Account. The program may be used in conjunction with the systematic withdrawal option only if withdrawals are taken pro-rata.

To participate in automatic rebalancing, send satisfactory notice to our Customer Service Center. We will begin the program on the last business day of the period in which we receive the notice. You may cancel the program at any time. The program will automatically terminate if you choose to reallocate your contract value among the subaccounts or if you make an additional premium payment or partial withdrawal on other than a pro-rata basis. Additional premium payments and partial withdrawals made on a pro-rata basis will not cause the automatic rebalancing program to terminate.


--------------------------------------------------------------------------------
 DEATH  BENEFIT  CHOICES
--------------------------------------------------------------------------------


DEATH BENEFIT DURING THE ACCUMULATION PHASE

During the accumulation phase, a death benefit (and earnings multiplier benefit, if elected) is payable when either the contract owner or the first of joint owners or the annuitant (when a contract owner is not an individual) dies. Assuming you are the contract owner, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. We calculate the death benefit value as of the close of the business day on which we receive written notice and due proof of death, as well as any required paperwork, at our Customer Service Center ("claim date"). If your beneficiary wants to receive the death benefit on a date later than this, it may affect the amount of the benefit payable in the future. The proceeds may be received in a single sum, applied to any of the annuity options, or, if available, paid over the beneficiary's lifetime. (See "Systematic Withdrawals" above). A beneficiary's right to elect an annuity option or receive a lump-sum payment may have been restricted by the contract owner. If so, such rights or options will not be available to the beneficiary. If we do not receive a request to apply the death benefit proceeds to an annuity option, we will make a single sum distribution. We will generally pay death benefit proceeds within 7 days after our Customer Service Center has received sufficient information to make the payment. For information on required distributions under federal income tax laws, you should see "Required Distributions upon Contract Owner's Death."

THE FOLLOWING DESCRIBES THE DEATH BENEFIT OPTIONS FOR CONTRACT OWNERS IN THE YR-2004 CATEGORY. FOR A DESCRIPTION OF THE DEATH BENEFITS APPLICABLE UNDER YOUR CONTRACT IF YOU ARE IN A DIFFERENT CATEGORY, PLEASE SEE THE APPLICABLE APPENDIX. PLEASE RETAIN THIS PROSPECTUS AND THE APPENDIX THAT IS APPLICABLE TO YOU SO YOU WILL HAVE IT FOR FUTURE REFERENCE. IF YOU ARE UNSURE OF WHICH CATEGORY APPLIES TO YOU, PLEASE CALL OUR CUSTOMER SERVICE CENTER.

You may choose one of the following Death Benefits: (i) the Standard Death Benefit, (ii) the Quarterly Ratchet Enhanced Death Benefit or (iii) the Max 7 Enhanced Death Benefit. The Quarterly Ratchet Enhanced Death Benefit and the Max 7 Enhanced Death Benefit are available only if the contract owner or the annuitant (if the contract owner is not an individual) is not more than 79 years old at the time of purchase. The Enhanced Death Benefits are available only at the time you purchase your Contract. The Enhanced Death Benefits are not available where a Contract is owned by joint owners. If you do not choose a death benefit, your death benefit will be the Standard Death Benefit.

ONCE YOU CHOOSE A DEATH BENEFIT, YOU CANNOT CHANGE IT. We may stop or suspend offering any of the Enhanced Death Benefit options to new Contracts. A change in ownership of the Contract may affect the amount of the death benefit and the Enhanced Death Benefit. The MGWB rider may also affect the death benefit.

The death benefit may be subject to certain mandatory distribution rules required by federal tax law.

We use the Base Death Benefit to help determine the minimum death benefit payable under each of the death benefit options described below. You do not elect the Base Death Benefit. The Base Death Benefit is equal to the greater of:

     1)   the contract value; or

     2)   the cash surrender value.

The STANDARD DEATH BENEFIT equals the GREATER of:

     1)   the Base Death Benefit; and

     2) the Standard Minimum Guaranteed Death Benefit ("Standard MGDB") for amounts allocated to Covered Funds plus the contract value allocated to Excluded Funds.

The Standard MGDB allocated to Covered Funds equals premiums allocated to Covered Funds less pro-rata adjustments for any withdrawals and transfers.

The Standard MGDB allocated to Excluded Funds equals premiums allocated to Excluded Funds less pro-rata adjustments for any withdrawals and transfers. This calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

Withdrawals reduce the Standard MGDB on a pro-rata basis. The percentage reduction in the Standard MGDB for each Fund category (i.e. Covered or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. The pro-rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Transfers among Fund categories do not reduce the overall Standard MGDB.

        o Net transfers from Covered Funds to Excluded Funds will reduce the Standard MGDB in the Covered Funds on a pro-rata basis. The increase in the Standard MGDB allocated to Excluded Funds will equal the decrease in the Standard MGDB in Covered Funds.

        o Net transfers from Excluded Funds to Covered Funds will reduce the Standard MGDB in Excluded Funds on a pro-rata basis. The increase in the Standard MGDB allocated to Covered Funds will equal the lesser of the net contract value transferred and the decrease in the Standard MGDB in Excluded Funds.

ENHANCED DEATH BENEFIT OPTIONS. Under the Enhanced Death Benefit options, if you die before the annuity start date, your beneficiary will receive the greater of the Standard Death Benefit or the Enhanced Death Benefit option elected. We may, with 30 days notice to you, designate any investment portfolio as a Special Fund or Excluded Fund on existing contracts with respect to new premiums added to such investment portfolio and also with respect to new transfers to such investment portfolio. Selecting a Special Fund or Excluded Fund may limit or reduce the Enhanced Death Benefit.

For the period during which a portion of the contract value is allocated to a Special Fund or Excluded Fund, we may, at our discretion, reduce the mortality and expense risk charge attributable to that portion of the contract value. The reduced mortality and expense risk charge will be applicable only during that period.

The QUARTERLY RATCHET ENHANCED DEATH BENEFIT equals the greater of:

     1)   the Standard Death Benefit; and

     2) the Quarterly Ratchet Minimum Guaranteed Death Benefit ("Quarterly Ratchet MGDB") allocated to Covered Funds plus the contract value allocated to Excluded Funds.

No funds are currently designated as Excluded Funds for purposes of the Quarterly Ratchet MGDB.

The Quarterly Ratchet MGDB allocated to Covered Funds on the contract date equals the premium allocated to Covered Funds. On each quarterly anniversary (three months from the contract date and each three month anniversary of that date) that occurs on or prior to attainment of age 90, the Quarterly Ratchet MGDB in Covered Funds will be set to the greater of:

     1) the current contract value in Covered Funds (after deductions occurring as of that date); and

     2) the Quarterly Ratchet MGDB in Covered Funds from the prior quarterly anniversary (after deductions occurring on that date), adjusted for new premiums, and partial withdrawals attributable to Covered Funds, and transfers.

Other than on quarterly anniversaries, the Quarterly Ratchet MGDB in the Covered Funds is equal to the Quarterly Ratchet MGDB in the Covered Funds from the last quarterly anniversary, adjusted for new premiums, and partial withdrawals attributable to Covered Funds, and transfers.

The Quarterly Ratchet MGDB allocated to Excluded Funds on the contract date equals the premium allocated to Excluded Funds. The calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds. On each quarterly anniversary that occurs on or prior to attainment of age 90, the Quarterly Ratchet MGDB in Excluded Funds will be set to the greater of:

     1) the current contract value in Excluded Funds (after deductions occurring as of that date); or

     2) the Quarterly Ratchet MGDB in the Excluded Funds from the prior quarterly anniversary (after deductions occurring on that date), adjusted for new premiums and partial withdrawals attributable to Excluded Funds, and transfers.

Other than on quarterly anniversaries, the Quarterly Ratchet MGDB in the Excluded Funds is equal to the Quarterly Ratchet MGDB in the Excluded Funds from the last quarterly anniversary, adjusted for new premiums, credits, and partial withdrawals attributable to Excluded Funds, and transfers.

Withdrawals reduce the Quarterly Ratchet MGDB on a pro-rata basis. The pro-rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Net transfers from Covered Funds to Special or Excluded Funds will reduce the Quarterly Ratchet MGDB in Covered Funds on a pro-rata basis. The increase in the Quarterly Ratchet MGDB allocated to Special or Excluded Funds, as applicable, will equal the decrease in the Quarterly Ratchet MGDB in Covered Funds.

Net transfers from Excluded Funds to Covered Funds will reduce the Quarterly Ratchet MGDB in Excluded Funds on a pro-rata basis. The increase in the Quarterly Ratchet MGDB allocated to Covered Funds will equal the lesser of the net contract value transferred and the reduction in the Quarterly Ratchet MGDB in Excluded Funds

The MAX 7 ENHANCED DEATH BENEFIT equals the greater of the Quarterly Ratchet Enhanced Death Benefit and the 7% Solution Death Benefit Element. Each element of the Max 7 Enhanced Death Benefit is determined independently of the other at all times.

The 7% SOLUTION DEATH BENEFIT ELEMENT is the greater of:

     1)   the Standard Death Benefit; and

     2)   the lesser of:

          a) 3 times all premium payments, adjusted for withdrawals (the "cap"); and

          b) the sum of the 7% Solution Minimum Guaranteed Death Benefit Element ("7% MGDB") allocated to Covered Funds, the 7% MGDB allocated to Special Funds, and the contract value allocated to Excluded Funds.

For purposes of calculating the 7% Solution Death Benefit Element, the following investment options are designated as Special Funds: the ING Liquid Assets Portfolio, the ING VP Bond Portfolio, the ING PIMCO Core Bond Portfolio, the ProFunds VP Rising Rates Opportunity Portfolio, the Fixed Account, the Fixed Interest Division, and the TSA Special Fixed Account.

     For Contracts issued prior to May 1, 2003, the ING VP Bond Portfolio and the ING PIMCO Core Bond Portfolio are not designated as Special Funds.

     For Contracts issued prior to September 2, 2003, the ProFunds VP Rising Rates Opportunity Portfolio is not designated as a Special Fund.

No investment options are currently designated as Excluded Funds.

The 7% MGDB allocated to Covered Funds equals premiums allocated to Covered Funds, adjusted for withdrawals and transfers, accumulated at 7% until age 80 or the 7% MGDB reaches the cap. There is no accumulation once the cap is reached. Payment of additional premiums may cause the accumulation to resume, but there is no catch-up for any period where accumulation was suspended.

The 7% MGDB allocated to Special Funds equals premiums allocated to Special Funds, adjusted for withdrawals and transfers. There is no accumulation of Minimum Guaranteed Death Benefit allocated to Special Funds.

The 7% MGDB allocated to Excluded Funds is determined in the same way as the 7% MGDB for Covered Funds, but the calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

Withdrawals reduce the 7% MGDB on a pro-rata basis. The percentage reduction in the 7% MGDB for each Fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. The percentage reduction in the cap equals the percentage reduction in total contract value resulting from the withdrawal. The pro-rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Transfers among Fund categories do not reduce the overall 7% MGDB, but do affect the amount of the 7% MGDB in a particular Fund category. Net transfers from among the Funds will reduce the 7% MGDB in the Funds on a pro-rata basis.

Note:In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted. The enhanced death benefits may not be available in all states.

EARNINGS MULTIPLIER BENEFIT RIDER. The earnings multiplier benefit rider is an optional rider that provides a separate death benefit in addition to the death benefit provided under the death benefit options described above. The rider is subject to state availability and is available only for issue ages 75 or under. You may add it at issue of the Contract or, if not yet available in your state, on the next contract anniversary following introduction of the rider in your state. The date on which the rider is added is referred to as the "rider effective date."

If the rider is added at issue, the rider provides a benefit equal to a percentage of the gain under the Contract, up to a gain equal to 150% of premiums adjusted for withdrawals ("Maximum Base"). Currently, if added at issue, the earnings multiplier benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of: i) the Maximum Base; and ii) the contract value on the claim date minus premiums adjusted for withdrawals. If added after issue, the earnings multiplier benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of: i) 150% of the contract value on the rider effective date, plus subsequent premiums adjusted for subsequent withdrawals; and ii) the contract value on the claim date minus the contract value on the rider effective date, minus subsequent premiums adjusted for subsequent withdrawals. The adjustment to the benefit for withdrawals is pro-rata, meaning that the benefit will be reduced by the proportion that the withdrawal bears to the contract value at the time of the withdrawal.

There is an extra charge for the earnings multiplier benefit rider and once selected, it may not be revoked. The rider does not provide a benefit if there is no gain under the Contract. As such, the Company would continue to assess a charge for the rider, even though no benefit would be payable at death under the rider if there are no gains under the Contract. Please see "Charges and Fees -- Earnings Multiplier Benefit Charge" for a description of the charge.

The rider is available for both non-qualified and qualified contracts. Please see the discussions of possible tax consequences in "Federal Tax
Considerations," "Individual Retirement Annuities," "Taxation of Qualified Contracts," and "Tax Consequences of Enhanced Death Benefit," in this prospectus.

DEATH BENEFIT DURING THE INCOME PHASE

If any contract owner or the annuitant dies after the annuity start date, we will pay the beneficiary any certain benefit remaining under the annuity in effect at the time.

CONTINUATION AFTER DEATH -- SPOUSE

If at the contract owner's death, the surviving spouse of the deceased contract owner is the beneficiary and such surviving spouse elects to continue the contract as his or her own, the following will apply:

If the guaranteed death benefit as of the date we receive due proof of death, minus the contract value on that date is greater than zero, we will add such difference to the contract value. We will allocate such addition to the variable subaccounts in proportion to the contract value in the subaccounts, unless you direct otherwise. If there is no contract value in any subaccount, we will allocate the addition to the Liquid Assets subaccount, or its successor. Such addition to contract value will not affect the guaranteed death benefit or any living benefit rider values. Any addition to contract value is available only to the spouse of the owner as of the date of death of the owner if such spouse under the provisions of the contract elects to continue the contract as his or her own.

The death benefits under each of the available options will continue, based on the surviving spouse's age on the date that ownership changes.

At subsequent surrender, we will waive any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the contract owner. Any premiums paid later will be subject to any applicable surrender charge.

If you elected the earnings multiplier benefit rider, and the benefit would otherwise be payable, we will add the benefit to the contract value and allocate the benefit among the variable subaccounts in proportion to the contract value in the subaccounts, unless you direct otherwise. If there is no contract value in any subaccount, we will allocate the benefit to the Liquid Assets subaccount, or its successor.

The earnings multiplier benefit rider will continue, if the surviving spouse is eligible based on his or her attained age. If the surviving spouse is older than the maximum rider issue age, the rider will terminate. The Maximum Base and the percentages will be reset based on the adjusted contract value. The calculation of the benefit going forward will be: (i) based on the attained age of the spouse at the time of the ownership change using current values as of that date;
(ii) computed as if the rider were added to the Contract after issue and after the increase; and (iii) based on the Maximum Base and percentages in effect on the original rider date. However, we may permit the surviving spouse to elect to use the then-current Maximum Base and percentages in the benefit calculation.

CONTINUATION AFTER DEATH -- NOT A SPOUSE

If the beneficiary or surviving joint owner is not the spouse of the owner, the contract may continue in force subject to the required distribution rules of the Code. See next section, "Required Distributions Upon Contract Owner's Death."

If the guaranteed death benefit as of the date we receive due proof of death, minus the contract value also on that date, is greater than zero, we will add such difference to the contract value. Such addition will be allocated to the variable subaccounts in proportion to the contract value in the subaccounts, unless we are directed otherwise. If there is no contract value in any subaccount, the addition will be allocated to the Liquid Assets subaccount, or its successor.

The death benefit will then terminate. At subsequent surrender, any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the contract owner will be waived. No additional premium payments may be made.

If you elected the earnings multiplier benefit rider, and the benefit would otherwise be payable, we will add the benefit to the contract value and allocate the benefit among the variable subaccounts in proportion to the contract value in the subaccounts, unless you direct otherwise. If there is no contract value in any subaccount, we will allocate the benefit to the Liquid Assets subaccount, or its successor. The earnings multiplier benefit rider then terminates, whether or not a benefit was payable under the terms of the rider.

REQUIRED DISTRIBUTIONS UPON CONTRACT OWNER'S DEATH

We will not allow any payment of benefits provided under a non-qualified Contract which do not satisfy the requirements of Section 72(s) of the Code.

If any contract owner of a non-qualified contract dies before the annuity start date, we will distribute the death benefit payable to the beneficiary as follows: (a) the death benefit must be completely distributed within 5 years of the contract owner's date of death; or (b) the beneficiary may elect, within the 1-year period after the contract owner's date of death, to receive the death benefit in the form of an annuity from us, provided that (i) such annuity is distributed in substantially equal installments over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary; and (ii) such distributions begin not later than 1 year after the contract owner's date of death.

Notwithstanding (a) and (b) above, if the sole contract owner's beneficiary is the deceased owner's surviving spouse, then such spouse may elect to continue the Contract under the same terms as before the contract owner's death. Upon receipt of such election from the spouse at our Customer Service Center: (i) all rights of the spouse as contract owner's beneficiary under the Contract in effect prior to such election will cease; (ii) the spouse will become the owner of the Contract and will also be treated as the contingent annuitant, if none has been named and only if the deceased owner was the annuitant; and (iii) all rights and privileges granted by the Contract or allowed by us will belong to the spouse as contract owner of the Contract. We deem the spouse to have made this election if such spouse makes a premium payment to the Contract or fails to make a timely election as described in this paragraph. If the owner's beneficiary is not a spouse, the distribution provisions described in subparagraphs (a) and (b) above, will apply even if the annuitant and/or contingent annuitant are alive at the time of the contract owner's death.

Subject to availability, and our then current rules, a spousal or non-spousal beneficiary may elect to receive death benefits as payments over the life expectancy of the beneficiary ("stretch"). "Stretch" payments will be subject to the same limitations as systematic withdrawals, and non-qualified "stretch" payments will be reported on the same basis as other systematic withdrawals.

If we do not receive an election from an owner's beneficiary who is not a spouse within the 1-year period after the contract owner's date of death, then we will pay the death benefit to the owner's beneficiary in a cash payment within five years from the date of death. We will determine the death benefit as of the date we receive proof of death. Such cash payment will be in full settlement of all our liability under the Contract.

If a contract owner dies after the annuity start date, all of the contract owner's rights granted under the Contract or allowed by us will pass to the contract owner's beneficiary.

If a contract has joint owners we will consider the date of death of the first joint owner as the death of the contract owner, and the surviving joint owner will become the beneficiary of the Contract. If any contract owner is not an individual, the death of an annuitant shall be treated as the death of a contract owner.

EFFECT OF MGWB ON DEATH BENEFIT

If you die before Automatic Periodic Benefit Status under the MGWB rider, the death benefit is payable, but the rider terminates. However, if the beneficiary is the owner's spouse, and the spouse elects to continue the Contract, the death benefit is not payable until the spouse's death. Please see "Minimum Guaranteed Withdrawal Benefit Rider- Death of Owner" for a description of the impact of the owner's death on the MGWB Rider.

If you die during Automatic Periodic Benefit Status, the death benefit payable is your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments. Please see "Minimum Guaranteed Withdrawal Benefit Rider".


--------------------------------------------------------------------------------
 THE  ANNUITY  OPTIONS
--------------------------------------------------------------------------------


ANNUITIZATION OF YOUR CONTRACT

If the annuitant and contract owner are living on the annuity start date, we will begin making payments to the contract owner under an income plan. We will make these payments under the annuity option you chose. You may change an annuity option by making a written request to us at least 30 days before the annuity start date. The amount of the payments will be determined by applying your contract value, adjusted for any applicable Market Value Adjustment, on the annuity start date in accordance with the annuity option you chose. The MGIB annuity benefit may be available if you have purchased the MGIB rider, provided the waiting period and other specified conditions have been met.

You may also elect an annuity option on surrender of the Contract for its cash surrender value or you may choose one or more annuity options for the payment of death benefit proceeds while it is in effect and before the annuity start date. If, at the time of the contract owner's death or the annuitant's death (if the contract owner is not an individual), no option has been chosen for paying death benefit proceeds, the beneficiary may choose an annuity option within 60 days. In all events, payments of death benefit proceeds must comply with the distribution requirements of applicable federal tax law.

The minimum monthly annuity income payment that we will make is $20. We may require that a single sum payment be made if the contract value is less than $2,000 or if the calculated monthly annuity income payment is less than $20.

For each annuity option we will issue a separate written agreement putting the annuity option into effect. Before we pay any annuity benefits, we require the return of your Contract. If your Contract has been lost, we will require that you complete and return the applicable lost Contract form. Various factors will affect the level of annuity benefits, such as the annuity option chosen, the applicable payment rate used and the investment performance of the portfolios and interest credited to the Fixed Interest Allocations.

Our current annuity options provide only for fixed payments. Fixed annuity payments are regular payments, the amount of which is fixed and guaranteed by us. Some fixed annuity options provide fixed payments either for a specified period of time or for the life of the annuitant. The amount of life income payments will depend on the form and duration of payments you chose, the age of the annuitant or beneficiary (and gender, where appropriate under applicable law), the total contract value applied to periodic income payments, and the applicable payment rate. Our approval is needed for any option where:

     1) The person named to receive payment is other than the contract owner or beneficiary;

     2)   The person named is not a natural person, such as a corporation; or

     3) Any income payment would be less than the minimum annuity income payment allowed.

SELECTING THE ANNUITY START DATE

You select the annuity start date, which is the date on which the annuity payments commence. The annuity start date must be at least 5 years from the contract date but before the month immediately following the annuitant's 90th birthday, or 10 years from the contract date, if later. If, on the annuity start date, a surrender charge remains, the elected annuity option must include a period certain of at least 5 years.

If you do not select an annuity start date, it will automatically begin in the month following the annuitant's 90th birthday, or 10 years from the contract date, if later.

If the annuity start date occurs when the annuitant is at an advanced age, such as over age 85, it is possible that the Contract will not be considered an annuity for federal tax purposes. For more information, see "Federal Tax Considerations" and the SAI. For a Contract purchased in connection with a qualified plan, other than a Roth IRA, distributions must commence not later than April 1st of the calendar year following the calendar year in which you reach age 70 1/2 or, in some cases, retire. Distributions may be made through annuitization or withdrawals. You should consult a tax adviser for tax advice before investing.

FREQUENCY OF ANNUITY PAYMENTS

You choose the frequency of the annuity payments. They may be monthly, quarterly, semi-annually or annually. If we do not receive written notice from you, we will make the payments monthly. There may be certain restrictions on minimum payments that we will allow.

BENEFICIARY RIGHTS

A beneficiary's right to elect an annuity option or receive a lump sum may have been restricted by the contract owner. If so, such options will not be available to the beneficiary.

THE ANNUITY OPTIONS

We offer the 4 annuity options shown below. Payments under Options 1, 2 and 3 are fixed. Payments under Option 4 may be fixed or variable, although only fixed payments are currently available. For a fixed annuity option, the contract value in the subaccounts is transferred to the Company's general account.

OPTION 1. INCOME FOR A FIXED PERIOD. Under this option, we make monthly payments in equal installments for a fixed number of years based on the contract value on the annuity start date. We guarantee that each monthly payment will be at least the amount stated in your Contract. If you prefer, you may request that payments be made in annual, semi-annual or quarterly installments. We will provide you with illustrations if you ask for them. If the cash surrender value or contract value is applied under this option, a 10% penalty tax may apply to the taxable portion of each income payment until the contract owner reaches age 59 1/2.

OPTION 2. INCOME FOR LIFE WITH A PERIOD CERTAIN. Under this option, we make payments for the life of the annuitant in equal monthly installments and guarantee the income for at least a period certain, such as 10 or 20 years. Other periods certain may be available to you on request. You may choose a refund period instead. Under this arrangement, income is guaranteed until payments equal the amount of your Contract. If the person named lives beyond the guaranteed period, we will continue payments until his or her death. We guarantee that each payment will be at least the amount specified in the Contract corresponding to the person's age on his or her last birthday before the annuity start date. Amounts for ages not shown in the Contract are available if you ask for them. If you do not choose an annuity option, we will select this option with a 10-year period certain for you.

OPTION 3. JOINT LIFE INCOME. This option is available when there are 2 persons named to determine annuity payments. At least one of the persons named must be either the contract owner or beneficiary of the Contract. We guarantee monthly payments will be made as long as at least one of the named persons is living. There is no minimum number of payments. Monthly payment amounts are available if you ask for them.

OPTION 4. ANNUITY PLAN. Under this option, your contract value can be applied to any other annuitization plan that we choose to offer on the annuity start date. Annuity payments under Option 4 may be fixed or variable. If variable and subject to the 1940 Act, it will comply with the requirements of such Act.

PAYMENT WHEN NAMED PERSON DIES

When the person named to receive payment dies, we will pay any amounts still due as provided in the annuity agreement between you and ING USA. The amounts we will pay are determined as follows:

     1) For Option 1, or any remaining guaranteed payments under Option 2, we will continue payments. Under Options 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum. This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. We will base the discount interest rate on the interest rate used to calculate the payments for Options 1 and 2.

     2) For Option 3, no amounts are payable after both named persons have died.

     3) For Option 4, the annuity option agreement will state the amount we will pay, if any.


--------------------------------------------------------------------------------
 OTHER  CONTRACT  PROVISIONS
--------------------------------------------------------------------------------


REPORTS TO CONTRACT OWNERS

We will send you a quarterly report within 31 days after the end of each calendar quarter. The report will show the contract value, cash surrender value, and the death benefit as of the end of the calendar quarter. The report will also show the allocation of your contract value and reflects the amounts deducted from or added to the contract value since the last report. You have 30 days to notify our Customer Service Center of any errors or discrepancies contained in the report and in any confirmation notice. We will also send you copies of any shareholder reports of the investment portfolios in which Separate Account B invests, as well as any other reports, notices or documents we are required by law to furnish to you.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (i) when the New York Stock Exchange is closed; (ii) when trading on the New York Stock Exchange is restricted; (iii) when an emergency exists as determined by the SEC so that the sale of securities held in Separate Account B may not reasonably occur or so that the Company may not reasonably determine the value of Separate Account B's net assets; or (iv) during any other period when the SEC so permits for the protection of security holders. We have the right to delay payment of amounts from a Fixed Interest Allocation for up to 6 months.

IN CASE OF ERRORS IN YOUR APPLICATION

If an age or gender given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought had the age or gender not been misstated.

ASSIGNING THE CONTRACT AS COLLATERAL You may assign a non-qualified Contract as collateral security for a loan but you should understand that your rights and any beneficiary's rights may be subject to the terms of the assignment. An assignment likely has federal tax consequences. You should consult a tax adviser for tax advice. You must give us satisfactory written notice at our Customer Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

CONTRACT CHANGES -- APPLICABLE TAX LAW

We have the right to make changes in the Contract to continue to qualify the Contract as an annuity under applicable federal tax law. We will give you advance notice of such changes.

FREE LOOK

You may cancel your Contract within your 10-day free look period. We deem the free look period to expire 15 days after we mail the Contract to you. Some states may require a longer free look period. To cancel, you need to send your Contract to our Customer Service Center or to the agent from whom you purchased it. We will refund the contract value. For purposes of the refund during the free look period, (i) we adjust your contract value for any market value adjustment (if you have invested in the Fixed Account), and (ii) then we include a refund of any charges deducted from your contract value. Because of the market risks associated with investing in the portfolios and the potential positive or negative effect of the market value adjustment, the contract value returned may be greater or less than the premium payment you paid. Some states require us to return to you the amount of the paid premium (rather than the contract value) in which case you will not be subject to investment risk during the free look period. In these states, your premiums designated for investment in the subaccounts may be allocated during the free look period to a subaccount specially designated by the Company for this purpose (currently, the Liquid Assets subaccount). We may, in our discretion, require that premiums designated for investment in the subaccounts from all other states as well as premiums designated for a Fixed Interest Allocation be allocated to the specially designated subaccount during the free look period. Your Contract is void as of the day we receive your Contract and cancellation request in good order. We determine your contract value at the close of business on the day we void your Contract. If you keep your Contract after the free look period and the investment is allocated to a subaccount specially designated by the Company, we will put your money in the subaccount(s) chosen by you, based on the accumulation unit value next computed for each subaccount, and/or in the Fixed Interest Allocation chosen by you.

SPECIAL ARRANGEMENTS

We may reduce or waive any Contract, rider, or benefit fees or charges for certain group or sponsored arrangements, under special programs, and for certain employees, agents, and related persons of our parent corporation and its affiliates. We reduce or waive these items based on expected economies, and the variations are based on differences in costs or services.

SELLING THE CONTRACT

Our affiliate Directed Services, Inc. ("DSI"), 1475 Dunwoody Dr., West Chester, PA 19380 is the principal underwriter and distributor of the Contract as well as for other ING USA contracts. DSI, a New York corporation, is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

DSI does not retain any commissions or compensation paid to it by ING USA for Contract sales. DSI enters into selling agreements with affiliated and unaffiliated broker/dealers to sell the Contracts through their registered representatives who are licensed to sell securities and variable insurance products. Selling firms are also registered with the SEC and are NASD member firms.

DSI pays selling firms for Contract sales according to one or more schedules. This compensation is generally based on a percentage of premium payments. Selling firms may receive commissions of up to 9.0% of premium payments. In addition, selling firms may receive ongoing annual compensation of up to 1.25% of all, or a portion, of values of Contracts sold through the firm. Individual representatives may receive all or a portion of compensation paid to their selling firm, depending on the firm's practices. Commissions and annual compensation, when combined, could exceed 9.0% of total premium payments. DSI may also compensate wholesalers/distributors, and their sales management personnel, for Contract sales within the wholesale/distribution channel. This compensation may be based on a percentage of premium payments, and/or a percentage of Contract values.

Affiliated selling firms may include Aeltus Capital, Inc., BancWest Investment Services, Inc., Baring Investment Services, Inc., Compulife Investor Services, Inc., Financial Network Investment Corporation, Financial Northeastern Corporation, Granite Investment Services, Inc. Guaranty Brokerage Services, Inc., IFG Network Securities, Inc., ING America Equities, Inc., ING Barings Corp., ING Brokers Network, LLC, ING Direct Funds Limited, ING DIRECT Securities, Inc., ING Financial Advisers LLC, ING Furman Selz Financial Services LLC, ING Funds Distributor, LLC, ING TT&S (U.S.) Securities, Inc., Investors Financial Group, LLC, Locust Street Securities, Inc., Multi-Financial Securities Corporation, PrimeVest Financial Services, Inc., Systematized Benefits Administrators, Inc., United Variable Services, Inc., VESTAX Securities Corporation, and Washington Square Securities, Inc.

We may also make additional payments to broker/dealers for marketing and educational expenses and to reimburse certain expenses of registered representatives relating to sales of Contracts.

We do not pay any additional compensation on the sale or exercise of any of the Contract's optional benefit riders offered in this prospectus.


--------------------------------------------------------------------------------
 OTHER  INFORMATION
--------------------------------------------------------------------------------


VOTING RIGHTS

We will vote the shares of a Trust owned by Separate Account B according to your instructions. However, if the 1940 Act or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Trust in our own right, we may decide to do so.

We determine the number of shares that you have in a subaccount by dividing the Contract's contract value in that subaccount by the net asset value of one share of the portfolio in which a subaccount invests. We count fractional votes. We will determine the number of shares you can instruct us to vote 180 days or less before a Trust shareholder meeting. We will ask you for voting instructions by mail at least 10 days before the meeting. If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all contracts in that subaccount. We will also vote shares we hold in Separate Account B which are not attributable to contract owners in the same proportion.

STATE REGULATION

We are regulated by the Insurance Department of the State of Iowa. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contract offered by this prospectus has been approved where required by those jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

LEGAL PROCEEDINGS

We are not aware of any pending legal proceedings which involve Separate Account B as a party.

We are, or may be in the future, a defendant in various legal proceedings in connection with the normal conduct of our insurance operations. Some of these cases may seek class action status and may include a demand for punitive damages as well as for compensatory damages. In the opinion of management, the ultimate resolution of any existing legal proceeding is not likely to have a material adverse effect on our ability to meet our obligations under the contract. Directed Services, Inc., the principal underwriter and distributor of the contract, is not involved in any legal proceeding which, in the opinion of management, is likely to have a material adverse effect on its ability to distribute the contract.

INDUSTRY DEVELOPMENTS-TRADING

As with many financial services companies, the Company and affiliates of the Company have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. The Company is also reviewing its policies and procedures in this area.

LEGAL MATTERS

The legal validity of the Contracts was passed on by Kimberly J. Smith, Assistant Secretary of ING USA.


EXPERTS

The audited consolidated financial statements and schedules of Golden American as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, along with the statement of assets and liabilities of Separate Account B as of December 31, 2002 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, appearing in the SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing in the SAI and in the Registration Statement, and are included in reliance on such reports given on the authority of such firm as experts in accounting and auditing.



--------------------------------------------------------------------------------
 FEDERAL  TAX  CONSIDERATIONS
--------------------------------------------------------------------------------


The following summary provides a general description of the federal income tax considerations associated with this Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult your counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present federal income tax laws. We do not make any representations as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the IRS.

This summary references enhanced death benefits and earnings multiplier benefits that may not be available under your Contract. Please see your Contract, and "The Annuity Contract -- Optional Riders" and "Death Benefit Choices" in this prospectus.

TYPES OF CONTRACTS:  NON-QUALIFIED OR QUALIFIE

The Contract may be purchased on a non-tax-qualified basis or purchased on a tax-qualified basis. Qualified Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a qualified Contract in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. Therefore, you should seek competent legal and tax advice regarding the suitability of a Contract for your particular situation. The following discussion assumes that qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACTS

     DIVERSIFICATION REQUIREMENTS. The Code requires that the investments of a variable account be "adequately diversified" in order for non-qualified Contracts to be treated as annuity contracts for federal income tax purposes. It is intended that Separate Account B, through the subaccounts, will satisfy these diversification requirements.

     INVESTOR CONTROL. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a contract owner to allocate premium payments and transfer contract values, have not been explicitly addressed in published rulings. It is possible that these Contract features may exceed the limits imposed by the tax law. If so, you would be treated as the owner of the Separate Account B assets that underlie your Contract and thus subject to current taxation on the income and gains from those assets. While we believe that the Contracts do not give contract owners investment control over Separate Account B assets, we reserve the right to modify the Contracts as necessary to prevent a contract owner from being treated as the owner of the Separate Account B assets supporting the Contract.

     REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any non-qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The non-qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. See "Death Benefit Choices" for additional information on required distributions from non-qualified contracts. Qualified Contracts are subject to special rules -- see below.

     The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

     IN GENERAL. We believe that if you are a natural person you will generally not be taxed on increases in the value of a Contract until a distribution occurs or until annuity payments begin. For these purposes, the agreement to assign or pledge any portion of the contract value, and, in the case of a qualified Contract, any portion of an interest in the qualified plan, generally will be treated as a distribution.

TAXATION OF NON-QUALIFIED CONTRACTS

NON-NATURAL PERSON. The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the contract value over the "investment in the contract" (generally, the premiums or other consideration you paid for the contract less any nontaxable withdrawals) during the taxable year. There are some exceptions to this rule and a prospective contract owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Contracts owned by natural persons.

DELAYED ANNUITY STARTING DATE. If the Contract's annuity starting date occurs (or is scheduled to occur) at a time when the annuitant has reached an advanced age (e.g., age 85), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in your income.

WITHDRAWALS. When a withdrawal from a non-qualified Contract occurs (including amounts paid to you under the MGWB rider), the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any surrender charge) immediately before the distribution over the contract owner's investment in the Contract at that time. The contract value that applies for this purpose is unclear in some respects. For example, the living benefits provided under the Contract, i.e., the MGAB, MGWB and MGIB, as well as the market value adjustment could increase the contract value that applies. Thus, the income on the Contracts could be higher than the amount of income that would be determined without regard to such benefits. As a result, you could have higher amounts of income than will be reported to you.

In the case of a surrender under a non-qualified Contract, the amount received generally will be taxable only to the extent it exceeds the contract owner's investment in the Contract.

The Contract offers a death benefit (including the benefit provided by the earnings multiplier benefit rider) that may exceed the greater of the premium payments and the contract value. Certain charges are imposed with respect to the death benefit. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract.

     PENALTY TAX ON CERTAIN WITHDRAWALS. A distribution from a non-qualified Contract may be subject to a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

     o    made on or after the taxpayer reaches age 59 1/2;

     o    made on or after the death of a contract owner;

     o    attributable to the taxpayer's becoming disabled; or

     o made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax adviser should be consulted with regard to exceptions from the penalty tax.

     ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. The tax treatment of partial annuitizations is unclear. We currently treat any partial annuitizations, such as those associated with the MGIB benefit, as withdrawals rather than as annuity payments. Please consult your tax adviser before electing a partial annuitization.

     TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments. Special rules may apply to amounts distributed after a Beneficiary has elected to maintain Contract value and receive payments.

     TRANSFERS, ASSIGNMENTS AND EXCHANGES. A transfer or assignment of ownership of a Contract, the designation of an annuitant or payee other than an owner, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. A contract owner contemplating any such transfer, assignment, designation or exchange, should consult a tax adviser as to the tax consequences.

     MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same contract owner during any calendar year are treated as one non-qualified deferred annuity contract for purposes of determining the amount includible in such contract owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED CONTRACTS

The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions before age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents.

For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the plan participant for whose benefit the contract is purchased (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the plan participant reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than by April 1 of the calendar year following the calendar year in which the individual contract owner reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time before the contract owner's death. PLEASE NOTE THAT REQUIRED MINIMUM DISTRIBUTIONS UNDER QUALIFIED CONTRACTS MAY BE SUBJECT TO SURRENDER CHARGE AND/OR MARKET VALUE ADJUSTMENT, IN ACCORDANCE WITH THE TERMS OF THE CONTRACT. THIS COULD AFFECT THE AMOUNT THAT MUST BE TAKEN FROM THE CONTRACT IN ORDER TO SATISFY REQUIRED MINIMUM DISTRIBUTIONS.

     DIRECT ROLLOVERS. If the Contract is used in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Code, or is a tax-sheltered annuity under section 403(b) of the Code, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under section 457(b), any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under section 401(a) of the Code, qualified annuity plan under section 403(a) of the Code, section 403(b) annuity or custodial account, or an eligible section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain qualified plans. Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or us) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

     CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits before transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

     INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Also, amounts in another IRA or individual retirement account can be rolled over or transferred tax-free to an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans for Employees (SIMPLE), under which certain employers may provide contributions to IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. If you make a tax-free rollover of a distribution from any of these IRAs, you may not make another tax-free rollover from the IRA within a 1-year period. Sales of the Contract for use with IRAs may be subject to special requirements of the IRS.

     DISTRIBUTIONS - IRAS. All distributions from a traditional IRA are taxed as received unless either one of the following is true:

     o The distribution is rolled over to a plan eligible to receive rollovers or to another traditional IRA or certain qualified plans in accordance with the Tax Code; or

     o You made after-tax contributions to the IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

To avoid certain tax penalties, you and any designated beneficiary must also meet the minimum distribution requirements imposed by the Tax Code. The requirements do not apply to Roth IRA contracts while the owner is living. These rules may dictate one or more of the following:

     o    Start date for distributions;

     o The time period in which all amounts in your account(s) must be distributed; or o Distribution amounts.

Generally, you must begin receiving distributions from a traditional IRA by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. We must pay out distributions from the contract over one of the following time periods:

     o Over your life or the joint lives of you and your designated beneficiary; or

     o Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.

The amount of each periodic distribution must be calculated in accordance with IRS regulations. If you fail to receive the minimum required distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.

The following applies to the distribution of death proceeds under 408(b) and 408A (Roth IRA - See below) plans. Different distribution requirements apply after your death.

If your death occurs after you begin receiving minimum distributions under the contract, distributions must be made at least as rapidly as under the method in effect at the time of your death. Code section 401(a)(9) provides specific rules for calculating the minimum required distributions at your death. The death benefit under the contract and also certain other contract benefits, such as living benefits, may affect the amount of the required minimum distribution that must be taken.

If your death occurs before you begin receiving minimum distributions under the contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you die on September 1, 2004, your entire balance must be distributed to the designated beneficiary by December 31, 2009. However, if the distributions begin by December 31 of the calendar year following the calendar year of your death, and you have named a designated beneficiary, then payments may be made over either of the following time-frames:

     o    Over the life of the designated beneficiary; or

     o Over a period not extending beyond the life expectancy of the designated beneficiary. If the designated beneficiary is your spouse, distributions must begin on or before the later of the following:

     o December 31 of the calendar year following the calendar year of your death; or o December 31 of the calendar year in which you would have attained age 70 1/2.

In lieu of taking a distribution under these rules, a spouse who is the sole beneficiary may elect to treat the account as his or her own IRA. In such case, the surviving spouse will be able to make contributions to the account, make rollovers from the account, and defer taking a distribution until his or her age 70 1/2. The surviving spouse is deemed to have made such an election if the surviving spouse makes a rollover to or from the account, makes additional contributions to the account, or fails to take a distribution within the required time period.

ROTH IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to limits on the amount of the contributions and the persons who may be eligible to contribute, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. Certain qualifying individuals may convert an IRA, SEP, or SIMPLE IRA, to a Roth IRA. Such rollovers and conversions are subject to tax, and other special rules may apply. If you make a tax-free rollover of a distribution from a Roth IRA to another Roth IRA, you may not make another tax-free rollover from the Roth IRA from which the rollover was made within a 1-year period. A 10% penalty may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.

     DISTRIBUTIONS -- ROTH IRAS. A qualified distribution from a Roth IRA is not taxed when it is received. A qualified distribution is a distribution:

     o Made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA of the owner; and

     o Made after you attain age 59 1/2, die, become disabled as defined in the Tax Code, or for a qualified first-time home purchase.

If a distribution is not qualified, it will be taxable to the extent of the accumulated earnings. Under special ordering rules, a partial distribution will first be treated generally as a return of contributions which is not taxable and then as taxable accumulated earnings.

     TAX SHELTERED ANNUITIES. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (Social Security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Distributions allocable to salary reduction contributions, but not earnings on such contributions, may also be distributed upon hardship. Certain penalties may apply.

     TSAS -- LOANS. Loans may be available if you purchased your contract in connection with a non-ERISA plan qualified under Section 403(b) of the Code ("TSA"). We do not currently permit loans under Section 403(b) Contracts that are subject to ERISA. If your contract was issued in connection with a TSA and the terms of your plan permit, you may take a loan from us, using your surrender value as collateral for the loan. Loans are subject to the terms of the Contract, your 403(b) plan, and the Code. The amount and number of loans outstanding at any one time under your TSA are limited, whether under our contracts or those of other carriers. We may modify the terms of a loan to comply with changes in applicable law. Various mandatory repayment requirements apply to loans, and failure to repay generally would result in income to you and the potential application of tax penalties. We urge you to consult with a qualified tax advisor prior to effecting a loan transaction under your Contract. We may apply additional restrictions or limitations on loans, and you must make loan requests in accordance with our administrative practices and loan request procedures in effect at the time you submit your request. Read the terms of the loan agreement before submitting any request.

     Any outstanding loan balance impacts the following:

     1) Withdrawals and Charges: We determine amounts available for maximum withdrawal amounts, free partial withdrawals, systematic withdrawals and waiver of administrative charges by reducing the otherwise applicable amounts by the amount of any outstanding loan balance.

     2) Death Benefits, Annuitization and Surrenders: We deduct the outstanding loan balance from any amounts otherwise payable and in determining the amount available for annuitization.

     3)   Riders:

          a) Minimum Guaranteed Income Benefit ("MGIB") Rider. If you exercise the MGIB rider, we reduce the MGIB Base by an amount equal to the ratio of the outstanding loan balance to the contract value multiplied by the MGIB Base.

          b) Minimum Guaranteed Withdrawal Benefit ("MGWB") Rider. The portion of the contract value used to pay off the outstanding loan balance will reduce the MGWB Withdrawal Account. We do not recommend the MGWB rider if loans are contemplated.

          c) Minimum Guaranteed Accumulation Benefit ("MGAB") Rider. Generally, loan repayment periods should not extend into the 3-year period preceding the end of the Waiting Period, because transfers made within such 3-year period reduce the MGAB Base and the MGAB Charge Base pro-rata based on the percentage of contract value transferred. Transfers between the TSA Special Fixed Account and the variable accounts will not be excluded from this treatment.

     TSAS -- DISTRIBUTIONS. All distributions from Section 403(b) plans are taxed as received unless either of the following are true:

     o The distribution is rolled over to another plan eligible to receive rollovers or to a traditional individual retirement annuity/account
          (IRA) in accordance with the Tax Code; or

     o You made after-tax contributions to the plan. In this case, the amount will be taxed according to rules detailed in the Tax Code.

Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 or retire, whichever occurs later, unless you had amounts under the contract as of December 31, 1986. In this case, distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75 or retire, if later. The death benefit under the contract and also certain other contract benefits, such as the living benefits, may affect the amount of the required minimum distribution that must be taken. If you take any distributions in excess of the minimum required amount, then special rules require that some or all of the December 31, 1986 balance be distributed earlier.

TAX CONSEQUENCES OF ENHANCED DEATH BENEFIT

The Contract offers a death benefit (including the benefit provided by the earnings multiplier benefit rider) that may exceed the greater of the premium payments and the contract value. It is possible that the IRS could characterize such a death benefit as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to participants. Also, as stated above, the presence of the death benefit, as well as certain other contract benefits, could affect the amount of required minimum distributions.

OTHER TAX CONSEQUENCES

As noted above, the foregoing comments about the federal tax consequences under the Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each contract owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

POSSIBLE CHANGES IN TAXATION

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Contract.

FEDERAL INCOME TAX WITHHOLDING

We will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including withdrawals prior to the annuity starting date) and conversions of, and rollovers from, non-Roth IRAs to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.
--------------------------------------------------------------------------------

 STATEMENT  OF  ADDITIONAL  INFORMATION
--------------------------------------------------------------------------------




         TABLE OF CONTENTS
         Item
         Introduction
         Description of ING USA Annuity and Life Insurance Company Safekeeping of Assets
         The Administrator
         Independent Auditors
         Distribution of Contracts
         Performance Information
         IRA Partial Withdrawal Option
         Other Information
         Financial Statements of Golden American Life Insurance Company Financial Statements of Golden American Separate Account B










PLEASE TEAR OFF, COMPLETE AND RETURN THE FORM BELOW TO ORDER A FREE STATEMENT OF ADDITIONAL INFORMATION FOR THE CONTRACTS OFFERED UNDER THE PROSPECTUS. SEND THE
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COVER.
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PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR
SEPARATE ACCOUNT B.

Please Print or Type:

                           --------------------------------------------------
                           NAME

                           --------------------------------------------------
                           SOCIAL SECURITY NUMBER

                           --------------------------------------------------
                           STREET ADDRESS

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                           CITY, STATE, ZIP


ES II - 131181                                                       02/13/2004
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






ES II - 131181                                               A36
--------------------------------------------------------------------------------
PAGE>

--------------------------------------------------------------------------------
APPENDIX A
--------------------------------------------------------------------------------

                         CONDENSED FINANCIAL INFORMATION

Except for subaccounts which did not commence operations as of December 31, 2002, the following tables give (1) the accumulation unit value ("AUV") at the beginning of the period, (2) the AUV at the end of the period and (3) the total number of accumulation units outstanding at the end of the period for each subaccount of Golden American Separate Account B, (now ING USA Annuity and Life Insurance Company Separate Account B) available under the Contract for the indicated periods.

                                              2002       2001       2000       1999       1998       1997       1996       1995
                                              ----       ----       ----       ----       ----       ----       ----       ----
SEPARATE ACCOUNT ANNUAL CHARGES OF 1.40 %
   AIM VI DENT DEMOGRAPHIC TRENDS
      AUV at Beginning of Period             $10.99     $10.00 (11)
      AUV at End of Period                    $7.34     $10.99
      Number of Accumulation Units
         Outstanding at End of Period       218,094     16,786

   FIDELITY VIP EQUITY--INCOME
      AUV at Beginning of Period              $9.59     $10.00 (12)
      AUV at End of Period                    $7.83      $9.59
      Number of Accumulation Units
         Outstanding at End of Period       478,395

   FIDELITY VIP GROWTH
      AUV at Beginning of Period              $9.27     $10.00 (12)
      AUV at End of Period                    $6.37      $9.27
      Number of Accumulation Units
         Outstanding at End of Period       523,176

   ING AIM MID CAP GROWTH
      AUV at Beginning of Period             $14.71     $18.92     $21.92     $14.23     $14.31     $11.78     $10.01     $10.00 (1)
      AUV at End of Period                    $9.91     $14.71     $18.92     $21.92     $14.23     $14.31     $11.78     $10.01
      Number of Accumulation Units
         Outstanding at End of Period     2,906,118  3,787,157  4,824,609  2,450,796  1,105,850    554,068    231,567     47,478

   ING ALLIANCE MID CAP GROWTH
      AUV at Beginning of Period             $14.64     $17.21     $21.06     $17.01     $15.41     $12.49     $10.00 (3)
      AUV at End of Period                   $10.10     $14.64     $17.21     $21.06     $17.01     $15.41     $12.49
      Number of Accumulation Units
         Outstanding at End of Period     5,368,761  6,450,280  6,881,891  5,870,533  3,297,314    438,636     38,037

   ING CAPITAL GUARDIAN LARGE CAP VALUE
      AUV at Beginning of Period             $10.02     $10.55     $10.00 (7)
      AUV at End of Period                    $7.53     $10.02     $10.55
      Number of Accumulation Units
         Outstanding at End of Period     4,513,818  3,900,663  2,138,069

   ING CAPITAL GUARDIAN MANAGED GLOBAL
      AUV at Beginning of Period             $17.54     $20.19     $23.97     $14.88     $11.67     $10.55      $9.53      $9.28 (1)
      AUV at End of Period                   $13.80     $17.54     $20.19     $23.97     $14.88     $11.67     $10.55      $9.53
      Number of Accumulation Units
         Outstanding at End of Period     1,965,665  1,757,559  1,348,844    676,402    610,300    443,665    231,774

   ING CAPITAL GUARDIAN SMALL CAP
      AUV at Beginning of Period             $17.87     $18.40     $22.82     $15.37     $12.88     $11.84     $10.00     $10.00 (2)
      AUV at End of Period                   $13.14     $17.87     $18.40     $22.82     $15.37     $12.88     $11.84     $10.00
      Number of Accumulation Units
         Outstanding at End of Period     5,592,680  7,129,680  6,884,892  5,053,919  2,476,498    559,014    227,347         --

   ING DEVELOPING WORLD
      AUV at Beginning of Period              $7.08      $7.58     $11.61      $7.28     $10.00 (6)
      AUV at End of Period                    $6.23      $7.08      $7.58     $11.61      $7.28
      Number of Accumulation Units
         Outstanding at End of Period     1,922,891  2,270,962  2,014,772  2,133,907    417,221

   ING EAGLE ASSET VALUE EQUITY
      AUV at Beginning of Period             $18.34     $19.46     $18.14     $18.31     $18.28     $14.57     $13.36     $12.41 (1)
      AUV at End of Period                   $15.00     $18.34     $19.46     $18.14     $18.31     $18.28     $14.57     $13.36
      Number of Accumulation Units
         Outstanding at End of Period     2,314,069  2,404,425  2,586,368  1,825,971  1,415,540    469,649    249,994     23,394

   ING FMRSM DIVERSIFIED MID--CAP
      AUV at Beginning of Period              $9.09      $9.88     $10.00 (9)
      AUV at End of Period                    $7.23      $9.09      $9.88
      Number of Accumulation Units
         Outstanding at End of Period     1,436,694    685,331    290,230

   ING GOLDMAN SACHS INTERNET TOLLKEEPER
      AUV at Beginning of Period              $7.62     $10.00 (10)
      AUV at End of Period                    $4.65      $7.62
      Number of Accumulation Units
         Outstanding at End of Period       387,487     47,818

   ING HARD ASSETS
      AUV at Beginning of Period             $14.14     $16.32     $17.37     $14.28     $20.57     $19.65     $14.96     $14.71 (1)
      AUV at End of Period                   $14.05     $14.14     $16.32     $17.37     $14.28     $20.57     $19.65     $14.96
      Number of Accumulation Units
         Outstanding at End of Period       575,255    295,871    309,819    355,052    258,034     90,379     43,232      2,847

   ING INTERNATIONAL EQUITY
      AUV at Beginning of Period              $8.66     $11.37     $15.57     $10.29      $9.90     $10.28 (5)
      AUV at End of Period                    $7.16      $8.66     $11.37     $15.57     $10.29      $9.90
      Number of Accumulation Units
         Outstanding at End of Period     4,449,069  5,060,321  5,535,477  4,666,041  2,422,075     90,783

   ING JANUS GROWTH AND INCOME
      AUV at Beginning of Period              $8.87      $9.94     $10.00 (9)
      AUV at End of Period                    $7.05      $8.87      $9.94
      Number of Accumulation Units
         Outstanding at End of Period     1,676,922  1,073,857    274,785

   ING JANUS SPECIAL EQUITY
      AUV at Beginning of Period              $8.32      $8.89     $10.00 (9)
      AUV at End of Period                    $6.08      $8.32      $8.89
      Number of Accumulation Units
         Outstanding at End of Period       464,523    368,091    121,670

   ING JENNISON EQUITY OPPORTUNITIES
      AUV at Beginning of Period             $21.60     $25.17     $30.11     $24.50     $22.05     $17.34     $14.63     $14.23 (1)
      AUV at End of Period                   $15.06     $21.60     $25.17     $30.11     $24.50     $22.05     $17.34     $14.63
      Number of Accumulation Units
         Outstanding at End of Period     2,929,610  3,606,212  3,626,696  2,412,721  1,342,756    312,229    174,592     16,369

   ING JP MORGAN FLEMING INTERNATIONAL
   ENHANCED
      AUV at Beginning of Period             $10.00 (12)
      AUV at End of Period                    $8.22
      Number of Accumulation Units
         Outstanding at End of Period        72,898

   ING JP MORGAN FLEMING SMALLCAP
      AUV at Beginning of Period             $10.00 (12)
      AUV at End of Period                    $7.85
      Number of Accumulation Units
         Outstanding at End of Period       169,670

   ING LIMITED MATURITY BOND
      AUV at Beginning of Period             $19.06     $17.76     $16.72     $16.77     $15.91     $15.13     $14.71     $14.35 (1)
      AUV at End of Period                   $20.16     $19.06     $17.76     $16.72     $16.77     $15.91     $15.13     $14.71
      Number of Accumulation Units
         Outstanding at End of Period     6,261,694  4,325,602  3,621,501  2,938,050  1,557,946    133,461     46,293     11,834

   ING LIQUID ASSETS
      AUV at Beginning of Period             $15.84     $15.47     $14.79     $14.33     $13.83     $13.35     $12.89     $12.76 (1)
      AUV at End of Period                   $15.84     $15.84     $15.47     $14.79     $14.33     $13.83     $13.35     $12.89
      Number of Accumulation Units
         Outstanding at End of Period    12,089,343 14,053,316 14,214,982 13,701,796  3,587,644    353,076     84,960     62,084

   ING MARSICO GROWTH
      AUV at Beginning of Period             $15.14     $22.02     $28.62     $16.29     $13.03     $11.42     $10.00 (4)
      AUV at End of Period                   $10.52     $15.14     $22.02     $28.62     $16.29     $13.03     $11.42
      Number of Accumulation Units
         Outstanding at End of Period    12,372,395 16,739,731 18,211,995 14,289,972  3,293,705    343,006

   ING MERCURY FOCUS VALUE
      AUV at Beginning of Period             $10.00 (12)
      AUV at End of Period                    $8.37
      Number of Accumulation Units
         Outstanding at End of Period        93,268

   ING MERCURY FUNDAMENTAL GROWTH
      AUV at Beginning of Period             $10.00 (12)
      AUV at End of Period                    $7.97
      Number of Accumulation Units
         Outstanding at End of Period        44,773

   ING MFS MID CAP GROWTH
      AUV at Beginning of Period             $31.80     $42.23     $39.59     $22.43     $18.52     $15.70     $13.21     $12.95 (3)
      AUV at End of Period                   $16.05     $31.80     $42.23     $39.59     $22.43     $18.52     $15.70     $13.21
      Number of Accumulation Units
         Outstanding at End of Period     5,485,147  6,612,249  7,313,425  4,873,150  1,905,009    177,125     28,223

   ING MFS RESEARCH
      AUV at Beginning of Period             $20.44     $26.39     $28.04     $22.89     $18.87     $15.93     $13.10     $12.25 (4)
      AUV at End of Period                   $15.14     $20.44     $26.39     $28.04     $22.89     $18.87     $15.93     $13.10
      Number of Accumulation Units
         Outstanding at End of Period     5,913,309  7,316,946  8,149,686  6,431,949  3,902,975    268,126

   ING MFS TOTAL RETURN
      AUV at Beginning of Period             $20.56     $20.75     $18.06     $17.72     $16.10     $13.51     $12.05     $11.41 (4)
      AUV at End of Period                   $19.23     $20.56     $20.75     $18.06     $17.72     $16.10     $13.51     $12.05
      Number of Accumulation Units
         Outstanding at End of Period     9,138,045  9,253,396  9,222,565  8,274,090  3,982,961    286,032

   ING PIMCO CORE BOND
      AUV at Beginning of Period             $11.86     $11.74     $11.79     $13.09     $11.87     $11.96     $11.55     $11.20 (6)
      AUV at End of Period                   $12.71     $11.86     $11.74     $11.79     $13.09     $11.87     $11.96     $11.55
      Number of Accumulation Units
         Outstanding at End of Period     4,410,375  1,669,195  1,224,547    753,003    396,067     10,655

   ING SALOMON BROTHERS ALL CAP
      AUV at Beginning of Period             $11.65     $11.59     $10.00 (7)
      AUV at End of Period                    $8.55     $11.65     $11.59
      Number of Accumulation Units
         Outstanding at End of Period     3,519,150  4,280,223  2,182,516

   ING SALOMON BROTHERS INVESTORS
      AUV at Beginning of Period             $10.63     $11.26     $10.00 (7)
      AUV at End of Period                    $8.07     $10.63     $11.26
      Number of Accumulation Units
         Outstanding at End of Period     1,177,892    952,473    539,461

   ING T. ROWE PRICE CAPITAL APPRECIATION
      AUV at Beginning of Period             $28.22     $26.04     $21.65     $20.53     $19.66     $17.29     $15.07     $14.62 (1)
      AUV at End of Period                   $27.96     $28.22     $26.04     $21.65     $20.53     $19.66     $17.29     $15.07
      Number of Accumulation Units
         Outstanding at End of Period     5,326,019  4,592,780  3,264,322  2,546,589  1,628,158    414,805    173,475     13,988

   ING T. ROWE PRICE EQUITY INCOME
      AUV at Beginning of Period             $23.90     $23.91     $21.47     $21.94     $20.55     $17.75     $16.55     $15.94 (1)
      AUV at End of Period                   $20.45     $23.90     $23.91     $21.47     $21.94     $20.55     $17.75     $16.55
      Number of Accumulation Units
         Outstanding at End of Period     2,796,774  3,366,042  2,309,478  2,014,454    800,490    255,396    150,732     21,073

   ING VAN KAMPEN EQUITY GROWTH
      AUV at Beginning of Period             $10.00 (12)
      AUV at End of Period                    $7.82
      Number of Accumulation Units
         Outstanding at End of Period       124,181

   ING VAN KAMPEN GLOBAL FRANCHISE
      AUV at Beginning of Period             $10.00 (12)
      AUV at End of Period                    $8.85
      Number of Accumulation Units
         Outstanding at End of Period       220,958

   ING VAN KAMPEN GROWTH & INCOME
      AUV at Beginning of Period             $21.65     $24.94     $25.83     $22.61     $20.09     $15.69     $13.19     $12.12 (1)
      AUV at End of Period                   $18.19     $21.65     $24.94     $25.83     $22.61     $20.09     $15.69     $13.19
      Number of Accumulation Units
         Outstanding at End of Period     6,183,621  7,290,571  8,035,274  7,496,161  4,591,471    853,473    355,191     36,100

   ING VAN KAMPEN REAL ESTATE
      AUV at Beginning of Period             $28.40     $26.64     $20.62     $21.74     $25.48     $21.04     $15.78     $14.91 (1)
      AUV at End of Period                   $28.06     $28.40     $26.64     $20.62     $21.74     $25.48     $21.04     $15.78
      Number of Accumulation Units
         Outstanding at End of Period     1,167,176    887,731  1,006,919    534,577    436,867    135,993     42,710      2,910

   ING VP BOND PORTFOLIO
      AUV at Beginning of Period             $10.00 (12)
      AUV at End of Period                   $10.64
      Number of Accumulation Units
         Outstanding at End of Period       719,279

   ING VP GROWTH OPPORTUNITIES
      AUV at Beginning of Period              $7.79     $10.00 (10)
      AUV at End of Period                    $5.26      $7.79
      Number of Accumulation Units
         Outstanding at End of Period       143,307     82,839

   ING VP MAGNACAP
      AUV at Beginning of Period              $9.35     $10.00 (10)
      AUV at End of Period                    $7.10      $9.35
      Number of Accumulation Units
         Outstanding at End of Period       211,733     38,846

   ING VP SMALLCAP OPPORTUNITIES
      AUV at Beginning of Period              $8.33     $10.00 (10)
      AUV at End of Period                    $4.62      $8.33
      Number of Accumulation Units
         Outstanding at End of Period       774,557    180,638

   ING VP WORLDWIDE GROWTH
      AUV at Beginning of Period              $7.02      $8.75     $10.00 (8)
      AUV at End of Period                    $5.21      $7.02      $8.75
      Number of Accumulation Units
         Outstanding at End of Period       467,247    306,137    110,552

   INVESCO VIF HEALTH SCIENCES
      AUV at Beginning of Period             $10.27     $10.00 (11)
      AUV at End of Period                    $7.65     $10.27
      Number of Accumulation Units
         Outstanding at End of Period       351,424     20,414

   INVESCO VIF LEISURE FUND
      AUV at Beginning of Period             $10.00 (12)
      AUV at End of Period                    $8.44
      Number of Accumulation Units
         Outstanding at End of Period        69,607

   INVESCO VIF--FINANCIAL SERVICES
      AUV at Beginning of Period              $9.37     $10.00 (11)
      AUV at End of Period                    $7.86      $9.37
      Number of Accumulation Units
         Outstanding at End of Period       584,090     28,966

   INVESCO VIF--UTILITIES
      AUV at Beginning of Period              $8.11     $10.00 (11)
      AUV at End of Period                    $6.37      $8.11
      Number of Accumulation Units
         Outstanding at End of Period       127,144      5,341

   JENNISON PORTFOLIO
      AUV at Beginning of Period              $6.30      $7.85     $10.00 (11)
      AUV at End of Period                    $4.27      $6.30      $7.85
      Number of Accumulation Units
         Outstanding at End of Period     1,009,408  1,264,693    194,916

   PIMCO HIGH YIELD PORTFOLIO
      AUV at Beginning of Period             $10.10     $10.01     $10.24     $10.08     $10.00 (6)
      AUV at End of Period                    $9.84     $10.10     $10.01     $10.24     $10.08
      Number of Accumulation Units
         Outstanding at End of Period     6,193,058  5,836,177  5,140,416  5,053,972  1,630,971

   PIMCO STOCKSPLUS GROWTH & INCOME
      AUV at Beginning of Period             $10.23     $11.72     $13.13     $11.11     $10.00 (6)
      AUV at End of Period                    $8.05     $10.23     $11.72     $13.13     $11.11
      Number of Accumulation Units
         Outstanding at End of Period     4,911,149  5,825,877  6,006,923  4,797,771  1,527,698

   PIONEER FUND VCT
      AUV at Beginning of Period              $9.39     $10.00 (11)
      AUV at End of Period                    $7.47      $9.39
      Number of Accumulation Units
         Outstanding at End of Period       291,461     27,047

   PIONEER MID CAP VALUE
      AUV at Beginning of Period             $10.72     $10.00 (11)
      AUV at End of Period                    $9.36     $10.72
      Number of Accumulation Units
         Outstanding at End of Period       983,243    170,276

   PROFUND VP BULL
      AUV at Beginning of Period              $8.90     $10.00 (10)
      AUV at End of Period                    $6.67      $8.90
      Number of Accumulation Units
         Outstanding at End of Period     1,231,933    805,047

   PROFUND VP EUROPE 30
      AUV at Beginning of Period              $8.27     $10.00 (10)
      AUV at End of Period                    $6.05      $8.27
      Number of Accumulation Units
         Outstanding at End of Period       257,910      8,429

   PROFUND VP SMALL CAP
      AUV at Beginning of Period              $9.43     $10.00 (10)
      AUV at End of Period                    $7.21      $9.43
      Number of Accumulation Units
         Outstanding at End of Period     1,755,934  1,134,989

   SP JENNISON INTERNATIONAL GROWTH
      AUV at Beginning of Period              $5.41      $8.56     $10.00 (9)
      AUV at End of Period                    $4.12      $5.41      $8.56
      Number of Accumulation Units
         Outstanding at End of Period       535,933    294,591     65,551

   FOOTNOTES
   (1)  Fund First Available during October 1995
   (2)  Fund First Available during January 1996
   (3)  Fund First Available during September 1996
   (4)  Fund First Available during February 1997
   (5)  Fund First Available during October 1997
   (6)  Fund First Available during May 1998
   (7)  Fund First Available during February 2000
   (8)  Fund First Available during May 2000
   (9)  Fund First Available during October 2000
   (10) Fund First Available during May 2001
   (11) Fund First Available during November 2001
   (12) Fund First Available during May 2002

                                             2002         2001        2000
                                             ----         ----        ----
SEPARATE ACCOUNT ANNUAL CHARGES OF 1.45 %

   AIM VI DENT DEMOGRAPHIC TRENDS
      AUV at Beginning of Period            $10.99       $10.00 (5)
      AUV at End of Period                   $7.34       $10.99
      Number of Accumulation Units
         Outstanding at End of Period      226,140       23,503

   FIDELITY VIP EQUITY--INCOME
      AUV at Beginning of Period             $9.59       $10.00 (7)
      AUV at End of Period                   $7.83        $9.59
      Number of Accumulation Units
         Outstanding at End of Period      321,872

   FIDELITY VIP GROWTH
      AUV at Beginning of Period             $9.27       $10.00 (7)
      AUV at End of Period                   $6.37        $9.27
      Number of Accumulation Units
         Outstanding at End of Period      534,217

   GALAXY VIP ASSET ALLOCATION
      AUV at Beginning of Period             $9.83       $10.78      $10.52
      AUV at End of Period                   $8.14        $9.83      $10.78
      Number of Accumulation Units
         Outstanding at End of Period       41,973       72,907      70,287

   GALAXY VIP EQUITY FUND
      AUV at Beginning of Period             $9.20       $11.41      $11.52
      AUV at End of Period                   $6.56        $9.20      $11.41
      Number of Accumulation Units
         Outstanding at End of Period       41,998       41,998      46,533

   GALAXY VIP GROWTH & INCOME
      AUV at Beginning of Period            $10.39       $10.98      $10.27
      AUV at End of Period                   $7.55       $10.39      $10.98
      Number of Accumulation Units
         Outstanding at End of Period        6,936        7,205       4,780

   GALAXY VIP QUALITY PLUS BOND
      AUV at Beginning of Period            $11.69       $11.04       $9.95
      AUV at End of Period                  $12.72       $11.69      $11.04
      Number of Accumulation Units
         Outstanding at End of Period        2,440        2,442       2,299

   GALAXY VIP SMALL COMPANY GROWTH
      AUV at Beginning of Period            $13.12       $13.34      $15.07
      AUV at End of Period                   $8.67       $13.12      $13.34
      Number of Accumulation Units
         Outstanding at End of Period        1,319        1,322       1,108

   ING AIM MID CAP GROWTH
      AUV at Beginning of Period            $14.64       $18.85      $21.70 (1)
      AUV at End of Period                   $9.86       $14.64      $18.85
      Number of Accumulation Units
         Outstanding at End of Period    1,870,966    2,160,544   1,797,957

   ING ALLIANCE MID CAP GROWTH
      AUV at Beginning of Period            $14.59       $17.17      $20.13 (1)
      AUV at End of Period                  $10.06       $14.59      $17.17
      Number of Accumulation Units
         Outstanding at End of Period    1,918,853    1,780,512   1,239,023

   ING CAPITAL GUARDIAN LARGE CAP VALUE
      AUV at Beginning of Period            $10.01       $10.54      $10.00 (1)
      AUV at End of Period                   $7.52       $10.01      $10.54
      Number of Accumulation Units
         Outstanding at End of Period    6,465,372    4,561,875   1,537,946

   ING CAPITAL GUARDIAN MANAGED GLOBAL
      AUV at Beginning of Period            $17.43       $20.08      $22.29 (1)
      AUV at End of Period                  $13.71       $17.43      $20.08
      Number of Accumulation Units
         Outstanding at End of Period    2,246,289    1,775,926     965,140

   ING CAPITAL GUARDIAN SMALL CAP
      AUV at Beginning of Period            $17.82       $18.35      $23.69 (1)
      AUV at End of Period                  $13.09       $17.82      $18.35
      Number of Accumulation Units
         Outstanding at End of Period    2,986,430    2,714,045   1,586,595

   ING DEVELOPING WORLD
      AUV at Beginning of Period             $7.07        $7.57      $11.66 (1)
      AUV at End of Period                   $6.22        $7.07       $7.57
      Number of Accumulation Units
         Outstanding at End of Period    1,365,017    1,495,431     760,058

   ING EAGLE ASSET VALUE EQUITY
      AUV at Beginning of Period            $18.25       $19.38      $17.48 (1)
      AUV at End of Period                  $14.92       $18.25      $19.38
      Number of Accumulation Units
         Outstanding at End of Period    1,201,589      833,753     472,034

   ING FMRSM DIVERSIFIED MID--CAP
      AUV at Beginning of Period             $9.09        $9.88      $10.00 (3)
      AUV at End of Period                   $7.22        $9.09       $9.88
      Number of Accumulation Units
         Outstanding at End of Period    1,947,601      959,092     131,431

   ING GET FUND -- SERIES T
      AUV at Beginning of Period            $10.00 (8)
      AUV at End of Period                  $10.07
      Number of Accumulation Units
         Outstanding at End of Period           --

   ING GET FUND -- SERIES U
      AUV at Beginning of Period            $10.00 (9)
      AUV at End of Period                  $10.00
      Number of Accumulation Units
         Outstanding at End of Period           --

   ING GOLDMAN SACHS INTERNET TOLLKEEPER
      AUV at Beginning of Period             $7.61       $10.00 (4)
      AUV at End of Period                   $4.64        $7.61
      Number of Accumulation Units
         Outstanding at End of Period      519,244       89,535

   ING HARD ASSETS
      AUV at Beginning of Period            $14.03       $16.20      $16.12 (1)
      AUV at End of Period                  $13.94       $14.03      $16.20
      Number of Accumulation Units
         Outstanding at End of Period      436,185      144,214      57,353

   ING INTERNATIONAL EQUITY
      AUV at Beginning of Period             $8.70       $11.43      $15.02 (6)
      AUV at End of Period                   $7.19        $8.70      $11.43
      Number of Accumulation Units
         Outstanding at End of Period    1,834,152    1,624,384   1,257,278

   ING JANUS GROWTH AND INCOME
      AUV at Beginning of Period             $8.87        $9.94      $10.00 (3)
      AUV at End of Period                   $7.04        $8.87       $9.94
      Number of Accumulation Units
         Outstanding at End of Period    2,831,575    1,698,201     170,460

   ING JANUS SPECIAL EQUITY
      AUV at Beginning of Period             $8.32        $8.89      $10.00 (3)
      AUV at End of Period                   $6.07        $8.32       $8.89
      Number of Accumulation Units
         Outstanding at End of Period      610,059      538,057      76,347

   ING JENNISON EQUITY OPPORTUNITIES
      AUV at Beginning of Period            $21.46       $25.03      $29.44 (1)
      AUV at End of Period                  $14.96       $21.46      $25.03
      Number of Accumulation Units
         Outstanding at End of Period    1,951,375    1,862,499   1,210,622

   ING JP MORGAN FLEMING INTERNATIONAL
   ENHANCED
      AUV at Beginning of Period            $10.00 (7)
      AUV at End of Period                   $8.22
      Number of Accumulation Units
         Outstanding at End of Period      106,211

   ING JP MORGAN FLEMING SMALLCAP
      AUV at Beginning of Period            $10.00 (7)
      AUV at End of Period                   $7.84
      Number of Accumulation Units
         Outstanding at End of Period      209,858

   ING LIMITED MATURITY BOND
      AUV at Beginning of Period            $18.88       $17.60      $16.56 (1)
      AUV at End of Period                  $19.95       $18.88      $17.60
      Number of Accumulation Units
         Outstanding at End of Period    3,840,533    2,416,706     849,473

   ING LIQUID ASSETS
      AUV at Beginning of Period            $15.67       $15.31      $14.70 (1)
      AUV at End of Period                  $15.66       $15.67      $15.31
      Number of Accumulation Units
         Outstanding at End of Period   10,877,063   12,017,917   7,270,477

   ING MARSICO GROWTH
      AUV at Beginning of Period            $15.10       $21.96      $29.12 (1)
      AUV at End of Period                  $10.48       $15.10      $21.96
      Number of Accumulation Units
         Outstanding at End of Period    5,599,657    6,476,226   4,730,311

   ING MERCURY FOCUS VALUE
      AUV at Beginning of Period            $10.00 (7)
      AUV at End of Period                   $8.37
      Number of Accumulation Units
         Outstanding at End of Period       91,571

   ING MERCURY FUNDAMENTAL GROWTH
      AUV at Beginning of Period            $10.00 (7)
      AUV at End of Period                   $7.97
      Number of Accumulation Units
         Outstanding at End of Period       27,664

   ING MFS MID CAP GROWTH
      AUV at Beginning of Period            $31.73       $42.16      $38.56 (1)
      AUV at End of Period                  $16.01       $31.73      $42.16
      Number of Accumulation Units
         Outstanding at End of Period    3,084,372    3,144,090   1,992,588

   ING MFS RESEARCH
      AUV at Beginning of Period            $20.35       $26.30      $26.94 (1)
      AUV at End of Period                  $15.07       $20.35      $26.30
      Number of Accumulation Units
         Outstanding at End of Period    2,475,752    2,427,133   1,500,906

   ING MFS TOTAL RETURN
      AUV at Beginning of Period            $20.47       $20.68      $17.46 (1)
      AUV at End of Period                  $19.15       $20.47      $20.68
      Number of Accumulation Units
         Outstanding at End of Period    4,962,123    3,612,214   1,350,560

   ING PIMCO CORE BOND
      AUV at Beginning of Period            $11.81       $11.70      $11.44 (1)
      AUV at End of Period                  $12.65       $11.81      $11.70
      Number of Accumulation Units
         Outstanding at End of Period    4,516,490    1,400,922     381,139

   ING SALOMON BROTHERS ALL CAP
      AUV at Beginning of Period            $11.64       $11.59      $10.00 (1)
      AUV at End of Period                   $8.54       $11.64      $11.59
      Number of Accumulation Units
         Outstanding at End of Period    4,205,151    3,977,598   1,200,520

   ING SALOMON BROTHERS INVESTORS
      AUV at Beginning of Period            $10.62       $11.26      $10.00 (1)
      AUV at End of Period                   $8.06       $10.62      $11.26
      Number of Accumulation Units
         Outstanding at End of Period    1,674,081    1,224,296     313,828

   ING T. ROWE PRICE CAPITAL APPRECIATION
      AUV at Beginning of Period            $27.99       $25.84      $20.89 (1)
      AUV at End of Period                  $27.72       $27.99      $25.84
      Number of Accumulation Units
         Outstanding at End of Period    4,380,117    2,279,908     507,008

   ING T. ROWE PRICE EQUITY INCOME
      AUV at Beginning of Period            $23.71       $23.74      $20.18 (1)
      AUV at End of Period                  $20.28       $23.71      $23.74
      Number of Accumulation Units
         Outstanding at End of Period    2,137,260    1,599,946     470,889

   ING VAN KAMPEN EQUITY GROWTH
      AUV at Beginning of Period            $10.00 (7)
      AUV at End of Period                   $7.82
      Number of Accumulation Units
         Outstanding at End of Period      115,969

   ING VAN KAMPEN GLOBAL FRANCHISE
      AUV at Beginning of Period            $10.00 (7)
      AUV at End of Period                   $8.84
      Number of Accumulation Units
         Outstanding at End of Period      255,324

   ING VAN KAMPEN GROWTH & INCOME
      AUV at Beginning of Period            $21.53       $24.81      $25.53 (1)
      AUV at End of Period                  $18.08       $21.53      $24.81
      Number of Accumulation Units
         Outstanding at End of Period    1,951,607    1,737,220   1,073,372

   ING VAN KAMPEN REAL ESTATE
      AUV at Beginning of Period            $28.18       $26.44      $20.64 (1)
      AUV at End of Period                  $27.82       $28.18      $26.44
      Number of Accumulation Units
         Outstanding at End of Period      947,489      414,152     211,380

   ING VP BOND PORTFOLIO
      AUV at Beginning of Period            $10.00 (7)
      AUV at End of Period                  $10.64
      Number of Accumulation Units
         Outstanding at End of Period      665,314

   ING VP GROWTH OPPORTUNITIES
      AUV at Beginning of Period             $7.79       $10.00 (4)
      AUV at End of Period                   $5.26        $7.79
      Number of Accumulation Units
         Outstanding at End of Period      297,927       83,427

   ING VP MAGNACAP
      AUV at Beginning of Period             $9.35       $10.00 (4)
      AUV at End of Period                   $7.10        $9.35
      Number of Accumulation Units
         Outstanding at End of Period      307,643       91,138

   ING VP SMALLCAP OPPORTUNITIES
      AUV at Beginning of Period             $8.33       $10.00 (4)
      AUV at End of Period                   $4.62        $8.33
      Number of Accumulation Units
         Outstanding at End of Period    1,042,746      268,186

   ING VP WORLDWIDE GROWTH
      AUV at Beginning of Period             $7.02        $8.75      $10.00 (2)
      AUV at End of Period                   $5.20        $7.02       $8.75
      Number of Accumulation Units
         Outstanding at End of Period      859,281      479,640     169,871

   INVESCO VIF HEALTH SCIENCES
      AUV at Beginning of Period            $10.27       $10.00 (5)
      AUV at End of Period                   $7.65       $10.27
      Number of Accumulation Units
         Outstanding at End of Period      481,392       38,465

   INVESCO VIF LEISURE FUND
      AUV at Beginning of Period            $10.00 (7)
      AUV at End of Period                   $8.44
      Number of Accumulation Units
         Outstanding at End of Period      132,021

   INVESCO VIF--FINANCIAL SERVICES
      AUV at Beginning of Period             $9.36       $10.00 (5)
      AUV at End of Period                   $7.85        $9.36
      Number of Accumulation Units
         Outstanding at End of Period      491,869       37,443

   INVESCO VIF--UTILITIES
      AUV at Beginning of Period             $8.11       $10.00 (5)
      AUV at End of Period                   $6.37        $8.11
      Number of Accumulation Units
         Outstanding at End of Period      152,798        8,161

   JENNISON PORTFOLIO
      AUV at Beginning of Period             $6.29        $7.84      $10.00 (2)
      AUV at End of Period                   $4.27        $6.29       $7.84
      Number of Accumulation Units
         Outstanding at End of Period    1,366,874    1,272,891     242,694

   PIMCO HIGH YIELD PORTFOLIO
      AUV at Beginning of Period            $10.08       $10.00      $10.16 (1)
      AUV at End of Period                   $9.82       $10.08      $10.00
      Number of Accumulation Units
         Outstanding at End of Period    3,925,319    2,641,283     908,512

   PIMCO STOCKSPLUS GROWTH & INCOME
      AUV at Beginning of Period            $10.21       $11.70      $12.52 (1)
      AUV at End of Period                   $8.03       $10.21      $11.70
      Number of Accumulation Units
         Outstanding at End of Period    2,241,996    2,222,192   1,178,840

   PIONEER FUND VCT
      AUV at Beginning of Period             $9.38       $10.00 (5)
      AUV at End of Period                   $7.47        $9.38
      Number of Accumulation Units
         Outstanding at End of Period      295,688        5,663

   PIONEER MID CAP VALUE
      AUV at Beginning of Period            $10.71       $10.00 (5)
      AUV at End of Period                   $9.36       $10.71
      Number of Accumulation Units
         Outstanding at End of Period      728,410       98,183

   PROFUND VP BULL
      AUV at Beginning of Period             $8.89       $10.00 (4)
      AUV at End of Period                   $6.66        $8.89
      Number of Accumulation Units
         Outstanding at End of Period    1,271,888      267,236

   PROFUND VP EUROPE 30
      AUV at Beginning of Period             $8.26       $10.00 (4)
      AUV at End of Period                   $6.05        $8.26
      Number of Accumulation Units
         Outstanding at End of Period    1,365,500      568,994

   PROFUND VP SMALL CAP
      AUV at Beginning of Period             $9.43       $10.00 (4)
      AUV at End of Period                   $7.21        $9.43
      Number of Accumulation Units
         Outstanding at End of Period    1,133,339      403,215

   SP JENNISON INTERNATIONAL GROWTH
      AUV at Beginning of Period             $5.41        $8.56      $10.00 (3)
      AUV at End of Period                   $4.11        $5.41       $8.56
      Number of Accumulation Units
         Outstanding at End of Period      519,700      385,101      44,024

   FOOTNOTES
   (1)  Fund First Available during October 1993
   (2)  Fund First Available during January 1995
   (3)  Fund First Available during October 1995
   (4)  Fund First Available during January 1996
   (5)  Fund First Available during September 1996
   (6)  Fund First Available during February 1997
   (7)  Fund First Available during May 1998
   (8)  Fund First Available during October 2000
   (9)  Fund First Available during May 2001

                                              2002       2001       2000       1999       1998       1997       1996       1995
                                              ----       ----       ----       ----       ----       ----       ----       ----
SEPARATE ACCOUNT ANNUAL CHARGES OF 1.55 %
   AIM VI DENT DEMOGRAPHIC TRENDS
      AUV at Beginning of Period             $10.99     $10.00 (11)
      AUV at End of Period                    $7.33     $10.99
      Number of Accumulation Units
         Outstanding at End of Period        43,074     77,645

   FIDELITY VIP EQUITY--INCOME
      AUV at Beginning of Period              $9.58     $10.00 (12)
      AUV at End of Period                    $7.82      $9.58
      Number of Accumulation Units
         Outstanding at End of Period       185,665

   FIDELITY VIP GROWTH
      AUV at Beginning of Period              $9.27     $10.00 (12)
      AUV at End of Period                    $6.36      $9.27
      Number of Accumulation Units
         Outstanding at End of Period       219,815

   ING AIM MID CAP GROWTH
      AUV at Beginning of Period             $14.57     $18.78     $21.78     $14.16     $14.26     $11.76     $10.01     $10.00 (1)
      AUV at End of Period                    $9.80     $14.57     $18.78     $21.78     $14.16     $14.26     $11.76     $10.01
      Number of Accumulation Units
         Outstanding at End of Period     1,999,023  2,640,192  3,565,531  2,655,079  1,731,615  1,361,070    968,694    152,633

   ING ALLIANCE MID CAP GROWTH
      AUV at Beginning of Period             $14.51     $17.09     $20.94     $16.94     $15.36     $12.47     $10.00 (3)
      AUV at End of Period                    $9.99     $14.51     $17.09     $20.94     $16.94     $15.36     $12.47
      Number of Accumulation Units
         Outstanding at End of Period     4,478,810  5,716,524  6,622,519  6,210,698  3,474,460  1,288,333    173,758

   ING CAPITAL GUARDIAN LARGE CAP VALUE
      AUV at Beginning of Period              $9.99     $10.53     $10.00 (7)
      AUV at End of Period                    $7.50      $9.99     $10.53
      Number of Accumulation Units
         Outstanding at End of Period     2,128,387  1,783,085    770,213

   ING CAPITAL GUARDIAN MANAGED GLOBAL
      AUV at Beginning of Period             $17.30     $19.94     $23.71     $14.75     $11.58     $10.49      $9.49      $9.24 (1)
      AUV at End of Period                   $13.59     $17.30     $19.94     $23.71     $14.75     $11.58     $10.49      $9.49
      Number of Accumulation Units
         Outstanding at End of Period     2,796,757  3,208,566  3,496,637  3,306,922  3,354,682  2,721,529  1,375,023

   ING CAPITAL GUARDIAN SMALL CAP
      AUV at Beginning of Period             $17.71     $18.26     $22.68     $15.30     $12.84     $11.82     $10.00     $10.00 (2)
      AUV at End of Period                   $13.00     $17.71     $18.26     $22.68     $15.30     $12.84     $11.82     $10.00
      Number of Accumulation Units
         Outstanding at End of Period     4,048,976  4,908,965  5,436,275  4,514,345  3,086,639  2,049,765  1,316,663         --

   ING DEVELOPING WORLD
      AUV at Beginning of Period              $7.04      $7.55     $11.58      $7.27     $10.00 (6)
      AUV at End of Period                    $6.19      $7.04      $7.55     $11.58      $7.27
      Number of Accumulation Units
         Outstanding at End of Period     1,372,717  1,610,890    991,863    926,115     82,414

   ING EAGLE ASSET VALUE EQUITY
      AUV at Beginning of Period             $18.15     $19.29     $18.01     $18.20     $18.20     $14.53     $13.34     $12.40 (1)
      AUV at End of Period                   $14.82     $18.15     $19.29     $18.01     $18.20     $18.20     $14.53     $13.34
      Number of Accumulation Units
         Outstanding at End of Period     2,133,007  2,428,124  2,589,777  2,709,066  2,736,311  1,793,172  1,052,064    179,453

   ING FMRSM DIVERSIFIED MID--CAP
      AUV at Beginning of Period              $9.08      $9.87     $10.00 (9)
      AUV at End of Period                    $7.21      $9.08      $9.87
      Number of Accumulation Units
         Outstanding at End of Period       504,098    261,790    185,852

   ING GET FUND -- SERIES T
      AUV at Beginning of Period             $10.00 (13)
      AUV at End of Period                   $10.07
      Number of Accumulation Units
         Outstanding at End of Period            --

   ING GET FUND -- SERIES U
      AUV at Beginning of Period             $10.00 (14)
      AUV at End of Period                   $10.00
      Number of Accumulation Units
         Outstanding at End of Period            --

   ING GOLDMAN SACHS INTERNET TOLLKEEPER
      AUV at Beginning of Period              $7.61     $10.00 (10)
      AUV at End of Period                    $4.64      $7.61
      Number of Accumulation Units
         Outstanding at End of Period       109,776     36,477

   ING HARD ASSETS
      AUV at Beginning of Period             $13.87     $16.03     $17.09     $14.07     $20.29     $19.42     $14.80     $14.57 (1)
      AUV at End of Period                   $13.76     $13.87     $16.03     $17.09     $14.07     $20.29     $19.42     $14.80
      Number of Accumulation Units
         Outstanding at End of Period       561,649    458,820    598,435    696,930    609,087    637,191    341,711     26,605

   ING INTERNATIONAL EQUITY
      AUV at Beginning of Period              $8.65     $11.37     $15.59     $10.32      $9.95     $10.34     $10.00 (5)
      AUV at End of Period                    $7.14      $8.65     $11.37     $15.59     $10.32      $9.95     $10.34
      Number of Accumulation Units
         Outstanding at End of Period     1,745,092  2,043,470  2,474,741  1,959,321    680,861     36,098

   ING JANUS GROWTH AND INCOME
      AUV at Beginning of Period              $8.86      $9.94     $10.00 (9)
      AUV at End of Period                    $7.03      $8.86      $9.94
      Number of Accumulation Units
         Outstanding at End of Period       719,851    470,484     88,531

   ING JANUS SPECIAL EQUITY
      AUV at Beginning of Period              $8.31      $8.89     $10.00 (9)
      AUV at End of Period                    $6.06      $8.31      $8.89
      Number of Accumulation Units
         Outstanding at End of Period       162,394    158,129     85,716

   ING JENNISON EQUITY OPPORTUNITIES
      AUV at Beginning of Period             $21.28     $24.85     $29.77     $24.26     $21.87     $17.22     $14.55     $14.16 (1)
      AUV at End of Period                   $14.82     $21.28     $24.85     $29.77     $24.26     $21.87     $17.22     $14.55
      Number of Accumulation Units
         Outstanding at End of Period     2,915,036  3,688,603  4,174,489  3,839,680  2,787,732  1,772,316  1,106,359    326,610

   ING JP MORGAN FLEMING INTERNATIONAL
   ENHANCED
      AUV at Beginning of Period             $10.00 (12)
      AUV at End of Period                    $8.22
      Number of Accumulation Units
         Outstanding at End of Period        33,208

   ING JP MORGAN FLEMING SMALLCAP
      AUV at Beginning of Period             $10.00 (12)
      AUV at End of Period                    $7.84
      Number of Accumulation Units
         Outstanding at End of Period        31,084

   ING LIMITED MATURITY BOND
      AUV at Beginning of Period             $18.69     $17.45     $16.45     $16.52     $15.70     $14.95     $14.56     $14.20 (1)
      AUV at End of Period                   $19.73     $18.69     $17.45     $16.45     $16.52     $15.70     $14.95     $14.56
      Number of Accumulation Units
         Outstanding at End of Period     3,063,486  2,547,141  1,769,356  1,835,681  1,121,401    462,583    349,417    136,553

   ING LIQUID ASSETS
      AUV at Beginning of Period             $15.54     $15.19     $14.55     $14.11     $13.65     $13.19     $12.76     $12.63 (1)
      AUV at End of Period                   $15.51     $15.54     $15.19     $14.55     $14.11     $13.65     $13.19     $12.76
      Number of Accumulation Units
         Outstanding at End of Period     5,577,967  7,210,822  5,535,947  7,668,618  2,964,038  1,132,057    383,231     93,239

   ING MARSICO GROWTH
      AUV at Beginning of Period             $15.01     $21.86     $28.46     $16.22     $12.99     $11.40     $10.00 (4)
      AUV at End of Period                   $10.41     $15.01     $21.86     $28.46     $16.22     $12.99     $11.40
      Number of Accumulation Units
         Outstanding at End of Period     8,151,064 11,192,041 13,563,138 11,168,535  2,452,150    763,169

   ING MERCURY FOCUS VALUE
      AUV at Beginning of Period             $10.00 (12)
      AUV at End of Period                    $8.36
      Number of Accumulation Units
         Outstanding at End of Period        69,302

   ING MERCURY FUNDAMENTAL GROWTH
      AUV at Beginning of Period             $10.00 (12)
      AUV at End of Period                    $7.97
      Number of Accumulation Units
         Outstanding at End of Period        18,057

   ING MFS MID CAP GROWTH
      AUV at Beginning of Period             $31.50     $41.89     $39.34     $22.31     $18.45     $15.66     $13.19     $12.93 (3)
      AUV at End of Period                   $15.88     $31.50     $41.89     $39.34     $22.31     $18.45     $15.66     $13.19
      Number of Accumulation Units
         Outstanding at End of Period     3,781,798  4,965,396  5,926,553  3,717,261  1,527,665    518,640     56,163

   ING MFS RESEARCH
      AUV at Beginning of Period             $20.21     $26.13     $27.80     $22.73     $18.77     $15.87     $13.07     $12.23 (4)
      AUV at End of Period                   $14.95     $20.21     $26.13     $27.80     $22.73     $18.77     $15.87     $13.07
      Number of Accumulation Units
         Outstanding at End of Period     4,975,285  6,799,019  7,760,199  7,240,462  3,875,695    816,216

   ING MFS TOTAL RETURN
      AUV at Beginning of Period             $20.33     $20.55     $17.91     $17.60     $16.02     $13.46     $12.03     $11.39 (4)
      AUV at End of Period                   $18.99     $20.33     $20.55     $17.91     $17.60     $16.02     $13.46     $12.03
      Number of Accumulation Units
         Outstanding at End of Period     5,740,870  6,331,856  6,431,976  6,739,205  3,973,034    746,754

   ING PIMCO CORE BOND
      AUV at Beginning of Period             $11.73     $11.63     $11.70     $13.00     $11.81     $11.91     $11.53     $11.18 (6)
      AUV at End of Period                   $12.55     $11.73     $11.63     $11.70     $13.00     $11.81     $11.91     $11.53
      Number of Accumulation Units
         Outstanding at End of Period     2,142,595    813,599    490,810    382,608    119,924        310

   ING SALOMON BROTHERS ALL CAP
      AUV at Beginning of Period             $11.62     $11.58     $10.00 (7)
      AUV at End of Period                    $8.51     $11.62     $11.58
      Number of Accumulation Units
         Outstanding at End of Period     1,646,987  2,043,716  1,155,496

   ING SALOMON BROTHERS INVESTORS
      AUV at Beginning of Period             $10.60     $11.25     $10.00 (7)
      AUV at End of Period                    $8.04     $10.60     $11.25
      Number of Accumulation Units
         Outstanding at End of Period       590,391    533,884    198,869

   ING T. ROWE PRICE CAPITAL APPRECIATION
      AUV at Beginning of Period             $27.67     $25.57     $21.29     $20.23     $19.40     $17.08     $14.91     $14.47 (1)
      AUV at End of Period                   $27.37     $27.67     $25.57     $21.29     $20.23     $19.40     $17.08     $14.91
      Number of Accumulation Units
         Outstanding at End of Period     4,093,955  3,679,280  3,165,782  3,304,307  2,780,652  1,766,390    952,517    184,364

   ING T. ROWE PRICE EQUITY INCOME
      AUV at Beginning of Period             $23.43     $23.49     $21.12     $21.61     $20.28     $17.54     $16.38     $15.78 (1)
      AUV at End of Period                   $20.03     $23.43     $23.49     $21.12     $21.61     $20.28     $17.54     $16.38
      Number of Accumulation Units
         Outstanding at End of Period     2,226,227  2,377,259  2,237,388  2,523,887  1,980,778  1,485,966  1,117,238    370,515

   ING VAN KAMPEN EQUITY GROWTH
      AUV at Beginning of Period             $10.00 (12)
      AUV at End of Period                    $7.81
      Number of Accumulation Units
         Outstanding at End of Period        36,457

   ING VAN KAMPEN GLOBAL FRANCHISE
      AUV at Beginning of Period             $10.00 (12)
      AUV at End of Period                    $8.84
      Number of Accumulation Units
         Outstanding at End of Period       135,600

   ING VAN KAMPEN GROWTH & INCOME
      AUV at Beginning of Period             $21.38     $24.67     $25.59     $22.43     $19.96     $15.62     $13.15     $12.09 (1)
      AUV at End of Period                   $17.94     $21.38     $24.67     $25.59     $22.43     $19.96     $15.62     $13.15
      Number of Accumulation Units
         Outstanding at End of Period     6,933,409  8,520,621  9,797,232 10,160,317  7,386,288  3,706,709  1,663,079    300,820

   ING VAN KAMPEN REAL ESTATE
      AUV at Beginning of Period             $27.85     $26.16     $20.28     $21.42     $25.14     $20.79     $15.61     $14.76 (1)
      AUV at End of Period                   $27.47     $27.85     $26.16     $20.28     $21.42     $25.14     $20.79     $15.61
      Number of Accumulation Units
         Outstanding at End of Period       784,789    715,123    738,551    742,364    914,501    897,320    384,928     61,143

   ING VP BOND PORTFOLIO
      AUV at Beginning of Period             $10.00 (12)
      AUV at End of Period                   $10.63
      Number of Accumulation Units
         Outstanding at End of Period       290,354

   ING VP GROWTH OPPORTUNITIES
      AUV at Beginning of Period              $7.78     $10.00 (10)
      AUV at End of Period                    $5.25      $7.78
      Number of Accumulation Units
         Outstanding at End of Period       134,512     19,161

   ING VP MAGNACAP
      AUV at Beginning of Period              $9.34     $10.00 (10)
      AUV at End of Period                    $7.08      $9.34
      Number of Accumulation Units
         Outstanding at End of Period        20,062      7,517

   ING VP SMALLCAP OPPORTUNITIES
      AUV at Beginning of Period              $8.32     $10.00 (10)
      AUV at End of Period                    $4.61      $8.32
      Number of Accumulation Units
         Outstanding at End of Period       139,362     61,322

   ING VP WORLDWIDE GROWTH
      AUV at Beginning of Period              $7.01      $8.75     $10.00 (8)
      AUV at End of Period                    $5.19      $7.01      $8.75
      Number of Accumulation Units
         Outstanding at End of Period       142,058    112,981     21,575

   INVESCO VIF HEALTH SCIENCES
      AUV at Beginning of Period             $10.26     $10.00 (11)
      AUV at End of Period                    $7.63     $10.26
      Number of Accumulation Units
         Outstanding at End of Period       166,543    110,902

   INVESCO VIF LEISURE FUND
      AUV at Beginning of Period             $10.00 (12)
      AUV at End of Period                    $8.43
      Number of Accumulation Units
         Outstanding at End of Period        28,020

   INVESCO VIF--FINANCIAL SERVICES
      AUV at Beginning of Period              $9.36     $10.00 (11)
      AUV at End of Period                    $7.84      $9.36
      Number of Accumulation Units
         Outstanding at End of Period       117,512     23,862

   INVESCO VIF--UTILITIES
      AUV at Beginning of Period              $8.10     $10.00 (11)
      AUV at End of Period                    $6.36      $8.10
      Number of Accumulation Units
         Outstanding at End of Period        86,525     18,795

   JENNISON PORTFOLIO
      AUV at Beginning of Period              $6.28      $7.84     $10.00 (11)
      AUV at End of Period                    $4.26      $6.28      $7.84
      Number of Accumulation Units
         Outstanding at End of Period       322,011    417,346     64,129

   PIMCO HIGH YIELD PORTFOLIO
      AUV at Beginning of Period             $10.04      $9.97     $10.21     $10.07     $10.00 (6)
      AUV at End of Period                    $9.77     $10.04      $9.97     $10.21     $10.07
      Number of Accumulation Units
         Outstanding at End of Period     3,053,446  3,198,237  3,158,188  3,194,935  1,066,219

   PIMCO STOCKSPLUS GROWTH & INCOME
      AUV at Beginning of Period             $10.18     $11.67     $13.10     $11.10     $10.00 (6)
      AUV at End of Period                    $7.99     $10.18     $11.67     $13.10     $11.10
      Number of Accumulation Units
         Outstanding at End of Period     3,392,261  4,054,658  4,659,705  4,371,570    942,738

   PIONEER FUND VCT
      AUV at Beginning of Period              $9.38     $10.00 (11)
      AUV at End of Period                    $7.46      $9.38
      Number of Accumulation Units
         Outstanding at End of Period       144,235     14,633

   PIONEER MID CAP VALUE
      AUV at Beginning of Period             $10.71     $10.00 (11)
      AUV at End of Period                    $9.35     $10.71
      Number of Accumulation Units
         Outstanding at End of Period       509,210     27,109

   PROFUND VP BULL
      AUV at Beginning of Period              $8.89     $10.00 (10)
      AUV at End of Period                    $6.65      $8.89
      Number of Accumulation Units
         Outstanding at End of Period       194,395    256,467

   PROFUND VP EUROPE 30
      AUV at Beginning of Period              $8.26     $10.00 (10)
      AUV at End of Period                    $6.04      $8.26
      Number of Accumulation Units
         Outstanding at End of Period       156,757      5,726

   PROFUND VP SMALL CAP
      AUV at Beginning of Period              $9.42     $10.00 (10)
      AUV at End of Period                    $7.19      $9.42
      Number of Accumulation Units
         Outstanding at End of Period       269,440     67,787

   SP JENNISON INTERNATIONAL GROWTH
      AUV at Beginning of Period              $5.40      $8.56     $10.00 (9)
      AUV at End of Period                    $4.10      $5.40      $8.56
      Number of Accumulation Units
         Outstanding at End of Period       120,334    101,972     64,843

   FOOTNOTES
   (1)  Fund First Available during October 1995
   (2)  Fund First Available during January 1996
   (3)  Fund First Available during September 1996
   (4)  Fund First Available during February 1997
   (5)  Fund First Available during October 1997
   (6)  Fund First Available during May 1998
   (7)  Fund First Available during February 2000
   (8)  Fund First Available during May 2000
   (9)  Fund First Available during October 2000
   (10) Fund First Available during May 2001
   (11) Fund First Available during November 2001
   (12) Fund First Available during May 2002
   (13) Fund First Available during September 2002
   (14) Fund First Available during December 2002

                                             2002         2001        2000
                                             ----         ----        ----
SEPARATE ACCOUNT ANNUAL CHARGES OF 1.65 %

   AIM VI DENT DEMOGRAPHIC TRENDS
      AUV at Beginning of Period            $10.99       $10.00 (5)
      AUV at End of Period                   $7.32       $10.99
      Number of Accumulation Units
         Outstanding at End of Period       95,005        9,170

   FIDELITY VIP EQUITY--INCOME
      AUV at Beginning of Period             $9.58       $10.00 (7)
      AUV at End of Period                   $7.80        $9.58
      Number of Accumulation Units
         Outstanding at End of Period      177,883           --

   FIDELITY VIP GROWTH
      AUV at Beginning of Period             $9.26       $10.00 (7)
      AUV at End of Period                   $6.35        $9.26
      Number of Accumulation Units
         Outstanding at End of Period      202,569           --

   ING AIM MID CAP GROWTH
      AUV at Beginning of Period            $14.46       $18.65      $21.51 (1)
      AUV at End of Period                   $9.71       $14.46      $18.65
      Number of Accumulation Units
         Outstanding at End of Period      335,993      414,298     185,121

   ING ALLIANCE MID CAP GROWTH
      AUV at Beginning of Period            $14.42       $17.00      $19.97 (1)
      AUV at End of Period                   $9.92       $14.42      $17.00
      Number of Accumulation Units
         Outstanding at End of Period      481,010      388,823     181,294

   ING CAPITAL GUARDIAN LARGE CAP VALUE
      AUV at Beginning of Period             $9.97       $10.52      $10.00 (1)
      AUV at End of Period                   $7.47        $9.97      $10.52
      Number of Accumulation Units
         Outstanding at End of Period    2,660,134    1,400,044     181,541

   ING CAPITAL GUARDIAN MANAGED GLOBAL
      AUV at Beginning of Period            $17.11       $19.75      $21.96 (1)
      AUV at End of Period                  $13.43       $17.11      $19.75
      Number of Accumulation Units
         Outstanding at End of Period    1,121,604      791,259     406,790

   ING CAPITAL GUARDIAN SMALL CAP
      AUV at Beginning of Period            $17.60       $18.17      $23.49 (1)
      AUV at End of Period                  $12.91       $17.60      $18.17
      Number of Accumulation Units
         Outstanding at End of Period      874,016      534,470     184,093

   ING DEVELOPING WORLD
      AUV at Beginning of Period             $7.01        $7.52      $11.62 (1)
      AUV at End of Period                   $6.16        $7.01       $7.52
      Number of Accumulation Units
         Outstanding at End of Period      249,735      203,417      52,533

   ING EAGLE ASSET VALUE EQUITY
      AUV at Beginning of Period            $17.99       $19.14      $17.30 (1)
      AUV at End of Period                  $14.68       $17.99      $19.14
      Number of Accumulation Units
         Outstanding at End of Period      318,881      183,496      41,973

   ING FMRSM DIVERSIFIED MID--CAP
      AUV at Beginning of Period             $9.06        $9.87      $10.00 (3)
      AUV at End of Period                   $7.19        $9.06       $9.87
      Number of Accumulation Units
         Outstanding at End of Period      877,092      390,858       9,164

   ING GET FUND -- SERIES T
      AUV at Beginning of Period            $10.00 (8)
      AUV at End of Period                  $10.07
      Number of Accumulation Units
         Outstanding at End of Period       19,504

   ING GET FUND -- SERIES U
      AUV at Beginning of Period            $10.00 (9)
      AUV at End of Period                  $10.00
      Number of Accumulation Units
         Outstanding at End of Period           --

   ING GOLDMAN SACHS INTERNET TOLLKEEPER
      AUV at Beginning of Period             $7.60       $10.00 (4)
      AUV at End of Period                   $4.63        $7.60
      Number of Accumulation Units
         Outstanding at End of Period      240,377       35,022

   ING HARD ASSETS
      AUV at Beginning of Period            $13.67       $15.81      $15.76 (1)
      AUV at End of Period                  $13.55       $13.67      $15.81
      Number of Accumulation Units
         Outstanding at End of Period      108,459       18,910       5,200

   ING INTERNATIONAL EQUITY
      AUV at Beginning of Period             $8.60       $11.32      $14.90 (6)
      AUV at End of Period                   $7.09        $8.60      $11.32
      Number of Accumulation Units
         Outstanding at End of Period      244,424       66,133

   ING JANUS GROWTH AND INCOME
      AUV at Beginning of Period             $8.84        $9.94      $10.00 (3)
      AUV at End of Period                   $7.01        $8.84       $9.94
      Number of Accumulation Units
         Outstanding at End of Period    1,160,152      480,294      19,469

   ING JANUS SPECIAL EQUITY
      AUV at Beginning of Period             $8.30        $8.88      $10.00 (3)
      AUV at End of Period                   $6.04        $8.30       $8.88
      Number of Accumulation Units
         Outstanding at End of Period      246,924      151,551       9,174

   ING JENNISON EQUITY OPPORTUNITIES
      AUV at Beginning of Period            $21.05       $24.59      $28.98 (1)
      AUV at End of Period                  $14.64       $21.05      $24.59
      Number of Accumulation Units
         Outstanding at End of Period      479,670      337,955     124,676

   ING JP MORGAN FLEMING INTERNATIONAL
   ENHANCED EAFE
      AUV at Beginning of Period            $10.00 (7)
      AUV at End of Period                   $8.21
      Number of Accumulation Units
         Outstanding at End of Period       81,977

   ING JP MORGAN FLEMING SMALLCAP
      AUV at Beginning of Period            $10.00 (7)
      AUV at End of Period                   $7.83
      Number of Accumulation Units
         Outstanding at End of Period      114,380

   ING LIMITED MATURITY BOND
      AUV at Beginning of Period            $18.39       $17.18      $16.19 (1)
      AUV at End of Period                  $19.40       $18.39      $17.18
      Number of Accumulation Units
         Outstanding at End of Period      917,938      389,087      49,754

   ING LIQUID ASSETS
      AUV at Beginning of Period            $15.26       $14.94      $14.37 (1)
      AUV at End of Period                  $15.23       $15.26      $14.94
      Number of Accumulation Units
         Outstanding at End of Period    1,599,933      953,602     302,892

   ING MARSICO GROWTH
      AUV at Beginning of Period            $14.92       $21.75      $28.89 (1)
      AUV at End of Period                  $10.34       $14.92      $21.75
      Number of Accumulation Units
         Outstanding at End of Period    1,434,607    1,236,743     693,052

   ING MERCURY FOCUS VALUE
      AUV at Beginning of Period            $10.00 (7)
      AUV at End of Period                   $8.36
      Number of Accumulation Units
         Outstanding at End of Period       36,244

   ING MERCURY FUNDAMENTAL GROWTH
      AUV at Beginning of Period            $10.00 (7)
      AUV at End of Period                   $7.96
      Number of Accumulation Units
         Outstanding at End of Period       60,487

   ING MFS MID CAP GROWTH
      AUV at Beginning of Period            $31.27       $41.63      $38.15 (1)
      AUV at End of Period                  $15.74       $31.27      $41.63
      Number of Accumulation Units
         Outstanding at End of Period      844,739      569,707     186,073

   ING MFS RESEARCH
      AUV at Beginning of Period            $20.06       $25.97      $26.65 (1)
      AUV at End of Period                  $14.82       $20.06      $25.97
      Number of Accumulation Units
         Outstanding at End of Period      921,349      792,240     378,215

   ING MFS TOTAL RETURN
      AUV at Beginning of Period            $20.18       $20.42      $17.27 (1)
      AUV at End of Period                  $18.83       $20.18      $20.42
      Number of Accumulation Units
         Outstanding at End of Period    1,672,477      915,770     205,502

   ING PIMCO CORE BOND
      AUV at Beginning of Period            $11.64       $11.55      $11.32 (1)
      AUV at End of Period                  $12.44       $11.64      $11.55
      Number of Accumulation Units
         Outstanding at End of Period    1,936,134      244,538      14,652

   ING SALOMON BROTHERS ALL CAP
      AUV at Beginning of Period            $11.59       $11.57      $10.00 (1)
      AUV at End of Period                   $8.49       $11.59      $11.57
      Number of Accumulation Units
         Outstanding at End of Period    1,505,989      807,563      70,600

   ING SALOMON BROTHERS INVESTORS
      AUV at Beginning of Period            $10.58       $11.24      $10.00 (1)
      AUV at End of Period                   $8.01       $10.58      $11.24
      Number of Accumulation Units
         Outstanding at End of Period    1,030,211      401,684      21,065

   ING T. ROWE PRICE CAPITAL APPRECIATION
      AUV at Beginning of Period            $27.27       $25.23      $20.42 (1)
      AUV at End of Period                  $26.95       $27.27      $25.23
      Number of Accumulation Units
         Outstanding at End of Period    1,232,631      477,872      61,545

   ING T. ROWE PRICE EQUITY INCOME
      AUV at Beginning of Period            $23.10       $23.17      $19.74 (1)
      AUV at End of Period                  $19.72       $23.10      $23.17
      Number of Accumulation Units
         Outstanding at End of Period      814,591      410,546      79,161

   ING VAN KAMPEN EQUITY GROWTH
      AUV at Beginning of Period            $10.00 (7)
      AUV at End of Period                   $7.81
      Number of Accumulation Units
         Outstanding at End of Period       28,455

   ING VAN KAMPEN GLOBAL FRANCHISE
      AUV at Beginning of Period            $10.00 (7)
      AUV at End of Period                   $8.83
      Number of Accumulation Units
         Outstanding at End of Period      136,897

   ING VAN KAMPEN GROWTH & INCOME
      AUV at Beginning of Period            $21.17       $24.45      $25.20 (1)
      AUV at End of Period                  $17.75       $21.17      $24.45
      Number of Accumulation Units
         Outstanding at End of Period      835,108      752,796     428,500

   ING VAN KAMPEN REAL ESTATE
      AUV at Beginning of Period            $27.45       $25.81      $20.18 (1)
      AUV at End of Period                  $27.05       $27.45      $25.81
      Number of Accumulation Units
         Outstanding at End of Period      242,782       77,777      12,612

   ING VP BOND PORTFOLIO
      AUV at Beginning of Period            $10.00 (7)
      AUV at End of Period                  $10.63
      Number of Accumulation Units
         Outstanding at End of Period       88,275

   ING VP GROWTH OPPORTUNITIES
      AUV at Beginning of Period             $7.78       $10.00 (4)
      AUV at End of Period                   $5.24        $7.78
      Number of Accumulation Units
         Outstanding at End of Period      157,971       50,783

   ING VP MAGNACAP
      AUV at Beginning of Period             $9.34       $10.00 (4)
      AUV at End of Period                   $7.07        $9.34
      Number of Accumulation Units
         Outstanding at End of Period      153,013       28,170

   ING VP SMALLCAP OPPORTUNITIES
      AUV at Beginning of Period             $8.32       $10.00 (4)
      AUV at End of Period                   $4.60        $8.32
      Number of Accumulation Units
         Outstanding at End of Period      563,709      111,946

   ING VP WORLDWIDE GROWTH
      AUV at Beginning of Period             $6.99        $8.74      $10.00 (2)
      AUV at End of Period                   $5.17        $6.99       $8.74
      Number of Accumulation Units
         Outstanding at End of Period      322,466      158,546      39,547

   INVESCO VIF HEALTH SCIENCES
      AUV at Beginning of Period            $10.26       $10.00 (5)
      AUV at End of Period                   $7.62       $10.26
      Number of Accumulation Units
         Outstanding at End of Period      183,978        7,400

   INVESCO VIF LEISURE FUND
      AUV at Beginning of Period            $10.00 (7)
      AUV at End of Period                   $8.43
      Number of Accumulation Units
         Outstanding at End of Period       65,382

   INVESCO VIF FINANCIAL SERVICES
      AUV at Beginning of Period             $9.35       $10.00 (5)
      AUV at End of Period                   $7.83        $9.35
      Number of Accumulation Units
         Outstanding at End of Period      200,146        5,433

   INVESCO VIF UTILITIES
      AUV at Beginning of Period             $8.10       $10.00 (5)
      AUV at End of Period                   $6.35        $8.10
      Number of Accumulation Units
         Outstanding at End of Period       51,660        1,002

   JENNISON PORTFOLIO
      AUV at Beginning of Period             $6.27        $7.83      $10.00 (2)
      AUV at End of Period                   $4.24        $6.27       $7.83
      Number of Accumulation Units
         Outstanding at End of Period      522,740      201,082      15,840

   PIMCO HIGH YIELD PORTFOLIO
      AUV at Beginning of Period            $10.01        $9.94      $10.12 (1)
      AUV at End of Period                   $9.73       $10.01       $9.94
      Number of Accumulation Units
         Outstanding at End of Period    1,388,957      581,041     111,021

   PIMCO STOCKSPLUS GROWTH & INCOME
      AUV at Beginning of Period            $10.14       $11.64      $12.48 (1)
      AUV at End of Period                   $7.95       $10.14      $11.64
      Number of Accumulation Units
         Outstanding at End of Period      745,490      468,628     187,618

   PIONEER FUND VCT
      AUV at Beginning of Period             $9.37       $10.00 (5)
      AUV at End of Period                   $7.44        $9.37
      Number of Accumulation Units
         Outstanding at End of Period      184,119        9,738

   PIONEER MID CAP VALUE
      AUV at Beginning of Period            $10.71       $10.00 (5)
      AUV at End of Period                   $9.34       $10.71
      Number of Accumulation Units
         Outstanding at End of Period      338,220        6,577

   PROFUND VP BULL
      AUV at Beginning of Period             $8.88       $10.00 (4)
      AUV at End of Period                   $6.64        $8.88
      Number of Accumulation Units
         Outstanding at End of Period      127,500       92,175

   PROFUND VP EUROPE 30
      AUV at Beginning of Period             $8.25       $10.00 (4)
      AUV at End of Period                   $6.03        $8.25
      Number of Accumulation Units
         Outstanding at End of Period       64,316       14,668

   PROFUND VP SMALL CAP
      AUV at Beginning of Period             $9.41       $10.00 (4)
      AUV at End of Period                   $7.18        $9.41
      Number of Accumulation Units
         Outstanding at End of Period      236,886       18,943

   SP JENNISON INTERNATIONAL GROWTH
      AUV at Beginning of Period             $5.39        $8.56      $10.00 (3)
      AUV at End of Period                   $4.09        $5.39       $8.56
      Number of Accumulation Units
         Outstanding at End of Period      243,445      109,344       3,557

   FOOTNOTES
   (1)  Fund First Available during February 2000
   (2)  Fund First Available during May 2000
   (3)  Fund First Available during October 2000
   (4)  Fund First Available during May 2001
   (5)  Fund First Available during November 2001
   (6)  Fund First Available during December 2001
   (7)  Fund First Available during May 2002
   (8)  Fund First Available during September 2002
   (9)  Fund First Available during December 2002


                                              2002        2001         2000         1999        1998         1997
                                              ----        ----         ----         ----        ----         ----
SEPARATE ACCOUNT ANNUAL CHARGES OF 1.70%
   AIM VI DENT DEMOGRAPHIC TRENDS
      AUV at Beginning of Period             $10.99      $10.00 (8)
      AUV at End of Period                    $7.32      $10.99
      Number of Accumulation Units
         Outstanding at End of Period        94,534      51,753

   FIDELITY VIP EQUITY--INCOME
      AUV at Beginning of Period              $9.58 (9)
      AUV at End of Period                    $7.80
      Number of Accumulation Units
         Outstanding at End of Period       338,456

   FIDELITY VIP GROWTH
      AUV at Beginning of Period              $9.26 (9)
      AUV at End of Period                    $6.34
      Number of Accumulation Units
         Outstanding at End of Period       256,321

   GALAXY VIP ASSET ALLOCATION
      AUV at Beginning of Period              $9.77      $10.74       $10.70
      AUV at End of Period                    $8.07       $9.77       $10.74       $10.70
      Number of Accumulation Units
         Outstanding at End of Period         3,094      17,516       18,669        7,153

   GALAXY VIP EQUITY FUND
      AUV at Beginning of Period              $9.14      $11.37       $11.78
      AUV at End of Period                    $6.50       $9.14       $11.37       $11.78
      Number of Accumulation Units
         Outstanding at End of Period         2,843       5,671        6,673        4,420

   GALAXY VIP GROWTH & INCOME
      AUV at Beginning of Period             $10.33      $10.94       $10.54
      AUV at End of Period                    $7.49      $10.33       $10.94       $10.54
      Number of Accumulation Units
         Outstanding at End of Period         2,056       3,508        3,904          493

   GALAXY VIP QUALITY PLUS BON
      AUV at Beginning of Period             $11.62      $11.01        $9.92
      AUV at End of Period                   $12.61      $11.62       $11.01        $9.92
      Number of Accumulation Units
         Outstanding at End of Period           262          --           --           --

   GALAXY VIP SMALL CO. GROWTH
      AUV at Beginning of Period             $13.05      $13.30       $14.86
      AUV at End of Period                    $8.60      $13.05       $13.30       $14.86
      Number of Accumulation Units
         Outstanding at End of Period            --          --           --           --

   ING AIM MID CAP GROWTH
      AUV at Beginning of Period             $14.41      $18.60       $21.61       $14.07      $14.20       $14.04 (1)
      AUV at End of Period                    $9.68      $14.41       $18.60       $21.61      $14.07       $14.20
      Number of Accumulation Units
         Outstanding at End of Period     2,578,304   3,613,809    4,283,690    3,050,566     827,478       49,579

   ING ALLIANCE MID CAP GROWTH
      AUV at Beginning of Period             $14.38      $16.96       $20.82       $16.87      $15.32       $15.92 (1)
      AUV at End of Period                    $9.89      $14.38       $16.96       $20.82      $16.87       $15.32
      Number of Accumulation Units
         Outstanding at End of Period     6,139,531   7,379,706    8,274,067    7,450,250   2,741,016      253,937

   ING CAPITAL GUARDIAN LARGE CAP VALUE
      AUV at Beginning of Period              $9.96      $10.52       $10.00 (4)
      AUV at End of Period                    $7.46       $9.96       $10.52
      Number of Accumulation Units
         Outstanding at End of Period     4,117,976   3,260,905      961,611

   ING CAPITAL GUARDIAN MANAGED GLOBAL
      AUV at Beginning of Period             $17.03      $19.67       $23.42       $14.59      $11.47       $12.34 (1)
      AUV at End of Period                   $13.36      $17.03       $19.67       $23.42      $14.59       $11.47
      Number of Accumulation Units
         Outstanding at End of Period     1,143,492     922,271      565,653      139,357      67,979        3,479

   ING CAPITAL GUARDIAN SMALL CAP
      AUV at Beginning of Period             $17.55      $18.12       $22.55       $15.23      $12.81       $13.78 (1)
      AUV at End of Period                   $12.86      $17.55       $18.12       $22.55      $15.23       $12.81
      Number of Accumulation Units
         Outstanding at End of Period     4,163,678   4,881,594    4,812,017    3,698,983   1,326,706      106,014

   ING DEVELOPING WORLD
      AUV at Beginning of Period              $7.00       $7.51       $11.54        $7.26      $10.00 (2)
      AUV at End of Period                    $6.14       $7.00        $7.51       $11.54       $7.26
      Number of Accumulation Units
         Outstanding at End of Period     1,283,289   1,380,292    1,788,602    1,344,877     111,872

   ING EAGLE ASSET VALUE EQUITY
      AUV at Beginning of Period             $17.92      $19.08       $17.84       $18.06      $18.09       $18.67 (1)
      AUV at End of Period                   $14.61      $17.92       $19.08       $17.84      $18.06       $18.09
      Number of Accumulation Units
         Outstanding at End of Period     2,165,514   2,414,646    2,230,349    1,956,244   1,201,314      118,902

   ING FMRSM DIVERSIFIED MID--CAP
      AUV at Beginning of Period              $9.06       $9.87       $10.00 (6)
      AUV at End of Period                    $7.18       $9.06        $9.87
      Number of Accumulation Units
         Outstanding at End of Period     1,210,500     722,319      285,263

   ING GET FUND -- SERIES T
      AUV at Beginning of Period             $10.00
      AUV at End of Period                   $10.07
      Number of Accumulation Units
         Outstanding at End of Period            --

   ING GET FUND -- SERIES U
      AUV at Beginning of Period             $10.00
      AUV at End of Period                   $10.00
      Number of Accumulation Units
         Outstanding at End of Period            --

   ING GOLDMAN SACHS INTERNET TOLLKEEPER
      AUV at Beginning of Period              $7.60      $10.00 (7)
      AUV at End of Period                    $4.63       $7.60
      Number of Accumulation Units
         Outstanding at End of Period       151,985      87,897

   ING HARD ASSETS
      AUV at Beginning of Period             $13.58      $15.72       $16.78       $13.84      $19.99       $23.34 (1)
      AUV at End of Period                   $13.45      $13.58       $15.72       $16.78      $13.84       $19.99
      Number of Accumulation Units
         Outstanding at End of Period       968,858     474,626      861,668      565,254     210,821       13,179

   ING INTERNATIONAL EQUITY
      AUV at Beginning of Period              $8.57      $11.29       $15.50       $10.27       $9.92       $11.60 (1)
      AUV at End of Period                    $7.07       $8.57       $11.29       $15.50      $10.27        $9.92
      Number of Accumulation Units
         Outstanding at End of Period     4,107,916   4,631,066    5,326,265    4,663,701   1,736,713       72,955

   ING JANUS GROWTH AND INCOME
      AUV at Beginning of Period              $8.84       $9.94       $10.00 (6)
      AUV at End of Period                    $7.00       $8.84        $9.94
      Number of Accumulation Units
         Outstanding at End of Period     1,909,356   1,431,165      283,250

   ING JANUS SPECIAL EQUITY
      AUV at Beginning of Period              $8.29       $8.88       $10.00 (6)
      AUV at End of Period                    $6.04       $8.29        $8.88
      Number of Accumulation Units
         Outstanding at End of Period       327,689     389,304      131,190

   ING JENNISON EQUITY OPPORTUNITIES
      AUV at Beginning of Period             $20.94      $24.48       $29.38       $23.98      $21.65       $21.57 (1)
      AUV at End of Period                   $14.56      $20.94       $24.48       $29.38      $23.98       $21.65
      Number of Accumulation Units
         Outstanding at End of Period     3,453,225   4,160,509    4,496,266    3,574,165   1,023,965       69,625

   ING JP MORGAN FLEMING INTNL ENHANCED
      AUV at Beginning of Period             $10.00 (9)
      AUV at End of Period                    $8.21
      Number of Accumulation Units
         Outstanding at End of Period        52,606

   ING JP MORGAN FLEMING SMALLCAP
      AUV at Beginning of Period             $10.00 (9)
      AUV at End of Period                    $7.83
      Number of Accumulation Units
         Outstanding at End of Period       166,809

   ING LIMITED MATURITY BOND
      AUV at Beginning of Period             $18.30      $17.11       $16.15       $16.25      $15.47       $15.29 (1)
      AUV at End of Period                   $19.29      $18.30       $17.11       $16.15      $16.25       $15.47
      Number of Accumulation Units
         Outstanding at End of Period     4,436,723   3,653,891    2,442,971    2,267,799     937,378       19,171

   ING LIQUID ASSETS
      AUV at Beginning of Period             $15.21      $14.90       $14.29       $13.88      $13.44       $13.33 (1)
      AUV at End of Period                   $15.17      $15.21       $14.90       $14.29      $13.88       $13.44
      Number of Accumulation Units
         Outstanding at End of Period     8,964,022  10,759,451    7,933,970   11,002,422   3,069,965      370,411

   ING MARSICO GROWTH
      AUV at Beginning of Period             $14.88      $21.70       $28.29       $16.16      $12.96       $15.10 (1)
      AUV at End of Period                   $10.30      $14.88       $21.70       $28.29      $16.16       $12.96
      Number of Accumulation Units
         Outstanding at End of Period    11,094,010  15,394,399   18,166,964   15,200,893   2,354,359      238,200

   ING MERCURY FOCUS VALUE
      AUV at Beginning of Period             $10.00 (9)
      AUV at End of Period                    $8.35
      Number of Accumulation Units
         Outstanding at End of Period        94,260

   ING MERCURY FUNDAMENTAL GROWTH
      AUV at Beginning of Period             $10.00 (9)
      AUV at End of Period                    $7.96
      Number of Accumulation Units
         Outstanding at End of Period        44,257

   ING MFS MID CAP GROWTH
      AUV at Beginning of Period             $31.15      $41.50       $39.02       $22.17      $18.36       $18.79 (1)
      AUV at End of Period                   $15.68      $31.15       $41.50       $39.02      $22.17       $18.36
      Number of Accumulation Units
         Outstanding at End of Period     4,651,811   5,852,720    6,423,422    4,433,020   1,235,725       48,347

   ING MFS RESEARCH
      AUV at Beginning of Period             $19.98      $25.89       $27.58       $22.59      $18.67       $19.15 (1)
      AUV at End of Period                   $14.76      $19.98       $25.89       $27.58      $22.59       $18.67
      Number of Accumulation Units
         Outstanding at End of Period     6,171,512   7,706,339    8,763,560    8,143,208   3,674,201      162,677

   ING MFS TOTAL RETURN
       AUV at Beginning of Period            $20.10      $20.35       $17.77       $17.49      $15.94       $15.68 (1)
       AUV at End of Period                  $18.75      $20.10       $20.35       $17.77      $17.49       $15.94
       Number of Accumulation Units
         Outstanding at End of Period     8,722,390   9,559,263    9,095,577    9,101,946   3,874,736      152,264

   ING PIMCO CORE BOND
       AUV at Beginning of Period            $11.60      $11.52       $11.60       $12.92      $11.75       $11.87 (1)
      AUV at End of Period                   $12.39      $11.60       $11.52       $11.60      $12.92       $11.75
       Number of Accumulation Units
         Outstanding at End of Period     4,423,425   1,576,247      774,738      619,047     194,008        6,455

   ING SALOMON BROTHERS ALL CAP
      AUV at Beginning of Period             $11.58      $11.56       $10.00 (4)
      AUV at End of Period                    $8.47      $11.58       $11.56
      Number of Accumulation Units
         Outstanding at End of Period     3,652,428   3,995,359    1,620,720

   ING SALOMON BROTHERS INVESTORS
      AUV at Beginning of Period             $10.57      $11.23       $10.00 (4)
      AUV at End of Period                    $8.00      $10.57       $11.23
      Number of Accumulation Units
         Outstanding at End of Period     1,371,277   1,410,056      234,838

   ING T. ROWE PRICE CAPITAL APPRECIATION
      AUV at Beginning of Period             $27.09      $25.07       $20.91       $19.90      $19.11       $18.96 (1)
      AUV at End of Period                   $26.76      $27.09       $25.07       $20.91      $19.90       $19.11
      Number of Accumulation Units
         Outstanding at End of Period     5,386,259   4,693,130    3,237,449    3,118,319   1,727,706      108,930

   ING T. ROWE PRICE EQUITY INCOME
      AUV at Beginning of Period             $22.94      $23.03       $20.74       $21.26      $19.97       $19.99 (1)
      AUV at End of Period                   $19.58      $22.94       $23.03       $20.74      $21.26       $19.97
      Number of Accumulation Units
         Outstanding at End of Period     3,360,157   3,203,914    2,552,793    2,294,951     744,367       35,954

   ING VAN KAMPEN EQUITY GROWTH
      AUV at Beginning of Period             $10.00 (9)
      AUV at End of Period                    $7.81
      Number of Accumulation Units
         Outstanding at End of Period        62,876

   ING VAN KAMPEN GLOBAL FRANCHISE
      AUV at Beginning of Period             $10.00 (9)
      AUV at End of Period                    $8.83
      Number of Accumulation Units
         Outstanding at End of Period       222,557

   ING VAN KAMPEN GROWTH & INCOME
      AUV at Beginning of Period             $21.08      $24.36       $25.31       $22.22      $19.81       $19.05 (1)
      AUV at End of Period                   $17.67      $21.08       $24.36       $25.31      $22.22       $19.81
      Number of Accumulation Units
         Outstanding at End of Period     7,350,028   8,865,678    9,922,551    9,473,482   4,305,084      179,402

   ING VAN KAMPEN REAL ESTATE
      AUV at Beginning of Period             $27.27      $25.65       $19.92       $21.07      $24.76       $24.56 (1)
      AUV at End of Period                   $26.86      $27.27       $25.65       $19.92      $21.07       $24.76
      Number of Accumulation Units
         Outstanding at End of Period       977,817     801,893      826,871      554,454     426,516       45,472

   ING VP BOND PORTFOLIO S
      AUV at Beginning of Period             $10.00 (9)
      AUV at End of Period                   $10.62
      Number of Accumulation Units
         Outstanding at End of Period       707,083

   ING VP GROWTH OPP. S
      AUV at Beginning of Period              $7.78      $10.00 (7)
      AUV at End of Period                    $5.23       $7.78
      Number of Accumulation Units
         Outstanding at End of Period       151,543      51,380

   ING VP MAGNACAP S
      AUV at Beginning of Period              $9.33      $10.00 (7)
      AUV at End of Period                    $7.07       $9.33
      Number of Accumulation Units
         Outstanding at End of Period       125,575      76,114

   ING VP SMALLCAP OPPORTUNITIES S
      AUV at Beginning of Period              $8.31      $10.00 (7)
      AUV at End of Period                    $4.60       $8.31
      Number of Accumulation Units
         Outstanding at End of Period       483,573     188,338

   ING VP WORLDWIDE GROWTH
      AUV at Beginning of Period              $6.99       $8.74       $10.00 (5)
      AUV at End of Period                    $5.16       $6.99        $8.74
      Number of Accumulation Units
         Outstanding at End of Period       361,647     247,751       28,853

   INVESCO VIF HEALTH SCIENCES
      AUV at Beginning of Period             $10.26      $10.00 (8)
      AUV at End of Period                    $7.62      $10.26
      Number of Accumulation Units
         Outstanding at End of Period       493,958     367,187

   INVESCO VIF LEISURE FUND
      AUV at Beginning of Period             $10.00 (9)
      AUV at End of Period                    $8.42
      Number of Accumulation Units
         Outstanding at End of Period        30,007

   INVESCO VIF--FINANCIAL SERVICES
      AUV at Beginning of Period              $9.35      $10.00 (8)
      AUV at End of Period                    $7.82       $9.35
      Number of Accumulation Units
         Outstanding at End of Period       182,155      45,911

   INVESCO VIF--UTILITIES
      AUV at Beginning of Period              $8.10      $10.00 (8)
      AUV at End of Period                    $6.34       $8.10
      Number of Accumulation Units
         Outstanding at End of Period       103,374       6,689

   JENNISON PORTFOLIO
      AUV at Beginning of Period              $6.26       $7.83       $10.00 (5)
      AUV at End of Period                    $4.24       $6.26        $7.83
      Number of Accumulation Units
         Outstanding at End of Period       840,344   1,001,520       75,572

   PIMCO HIGH YIELD PORTFOLIO
      AUV at Beginning of Period              $9.99       $9.93       $10.19       $10.06      $10.00 (3)
      AUV at End of Period                    $9.70       $9.99        $9.93       $10.19      $10.06
      Number of Accumulation Units
         Outstanding at End of Period     5,428,136   5,191,930    4,861,886    5,486,600   1,558,466

   PIMCO STOCKSPLUS GROWTH & INCOME
      AUV at Beginning of Period             $10.12      $11.62       $13.06       $11.09      $10.00 (3)
      AUV at End of Period                    $7.94      $10.12       $11.62       $13.06      $11.09
      Number of Accumulation Units
         Outstanding at End of Period     5,327,508   6,170,622    6,920,736    7,321,127   1,911,521

   PIONEER FUND VCT II
      AUV at Beginning of Period              $9.37      $10.00 (8)
      AUV at End of Period                    $7.44       $9.37
      Number of Accumulation Units
         Outstanding at End of Period       297,005      27,155

   PIONEER MID CAP VALUE II
      AUV at Beginning of Period             $10.71      $10.00 (8)
      AUV at End of Period                    $9.33      $10.71
      Number of Accumulation Units
         Outstanding at End of Period       796,390      55,679

   PROFUND VP BULL
      AUV at Beginning of Period              $8.88      $10.00 (7)
      AUV at End of Period                    $6.63       $8.88
      Number of Accumulation Units
         Outstanding at End of Period       342,070     353,534

   PROFUND VP EUROPE 30
      AUV at Beginning of Period              $8.25      $10.00 (7)
      AUV at End of Period                    $6.02       $8.25
      Number of Accumulation Units
         Outstanding at End of Period       181,953      13,357

   PROFUND VP SMALL CAP
      AUV at Beginning of Period              $9.41      $10.00 (7)
      AUV at End of Period                    $7.17       $9.41
      Number of Accumulation Units
         Outstanding at End of Period     499,606.0   128,298.0

   SP JENNISON INT. GROWTH
      AUV at Beginning of Period              $5.39       $8.56       $10.00 (6)
      AUV at End of Period                    $4.09       $5.39        $8.56
      Number of Accumulation Units
         Outstanding at End of Period       393,654     214,255       15,695

   (1)  Fund First Available during October 1997
   (2)  Fund First Available during February 1998
   (3)  Fund First Available during May 1998
   (4)  Fund First Available during February 2000
   (5)  Fund First Available during May 2000
   (6)  Fund First Available during October 2000
   (7)  Fund First Available during May 2001
   (8)  Fund First Available during November 2001
   (9)  Fund First Available during May 2002
   (10) Fund First Available during September 2002
   (11) Fund First Available during December 2002

                                             2002         2001        2000
                                             ----         ----        ----
SEPARATE ACCOUNT ANNUAL CHARGES OF 1.75 %
   AIM VI DENT DEMOGRAPHIC TRENDS
      AUV at Beginning of Period            $10.99       $10.00 (5)
      AUV at End of Period                   $7.31       $10.99
      Number of Accumulation Units
         Outstanding at End of Period       76,299        4,183

   FIDELITY VIP EQUITY--INCOME
      AUV at Beginning of Period             $9.57       $10.00 (7)
      AUV at End of Period                   $7.79        $9.57
      Number of Accumulation Units
         Outstanding at End of Period      139,297

   FIDELITY VIP GROWTH
      AUV at Beginning of Period             $9.26       $10.00 (7)
      AUV at End of Period                   $6.34        $9.26
      Number of Accumulation Units
         Outstanding at End of Period      138,235

   ING AIM MID CAP GROWTH
      AUV at Beginning of Period            $14.37       $18.55      $21.42 (1)
      AUV at End of Period                   $9.64       $14.37      $18.55
      Number of Accumulation Units
         Outstanding at End of Period      398,841      327,852     149,363

   ING ALLIANCE MID CAP GROWTH
      AUV at Beginning of Period            $14.34       $16.92      $19.90 (1)
      AUV at End of Period                   $9.86       $14.34      $16.92
      Number of Accumulation Units
         Outstanding at End of Period      616,586      395,575     116,196

   ING CAPITAL GUARDIAN LARGE CAP VALUE
      AUV at Beginning of Period             $9.95       $10.51      $10.00 (1)
      AUV at End of Period                   $7.45        $9.95      $10.51
      Number of Accumulation Units
         Outstanding at End of Period    2,719,021    1,513,414     177,361

   ING CAPITAL GUARDIAN MANAGED GLOBAL
      AUV at Beginning of Period            $16.95       $19.59      $21.80 (1)
      AUV at End of Period                  $13.29       $16.95      $19.59
      Number of Accumulation Units
         Outstanding at End of Period      592,153      361,440     138,197

   ING CAPITAL GUARDIAN SMALL CAP
      AUV at Beginning of Period            $17.49       $18.07      $23.40 (1)
      AUV at End of Period                  $12.82       $17.49      $18.07
      Number of Accumulation Units
         Outstanding at End of Period      857,077      525,394     140,651

   ING DEVELOPING WORLD
      AUV at Beginning of Period             $6.98        $7.50      $11.60 (1)
      AUV at End of Period                   $6.13        $6.98       $7.50
      Number of Accumulation Units
         Outstanding at End of Period      256,921      138,408      35,033

   ING EAGLE ASSET VALUE EQUITY
      AUV at Beginning of Period            $17.87       $19.03      $17.21 (1)
      AUV at End of Period                  $14.56       $17.87      $19.03
      Number of Accumulation Units
         Outstanding at End of Period      307,027      174,298      10,293

   ING FMRSM DIVERSIFIED MID--CAP
      AUV at Beginning of Period             $9.05        $9.87      $10.00 (3)
      AUV at End of Period                   $7.17        $9.05       $9.87
      Number of Accumulation Units
         Outstanding at End of Period      839,244      335,910      10,627

   ING GET FUND -- SERIES T
      AUV at Beginning of Period            $10.00 (8)
      AUV at End of Period                  $10.06
      Number of Accumulation Units
         Outstanding at End of Period      171,909

   ING GET FUND -- SERIES U
      AUV at Beginning of Period            $10.00 (9)
      AUV at End of Period                  $10.00
      Number of Accumulation Units
         Outstanding at End of Period           --

   ING GOLDMAN SACHS INTERNET TOLLKEEPER
      AUV at Beginning of Period             $7.60       $10.00 (4)
      AUV at End of Period                   $4.62        $7.60
      Number of Accumulation Units
         Outstanding at End of Period      181,315       69,117

   ING HARD ASSETS
      AUV at Beginning of Period            $13.49       $15.62      $15.59 (1)
      AUV at End of Period                  $13.36       $13.49      $15.62
      Number of Accumulation Units
         Outstanding at End of Period      120,308       30,794      18,820

   ING INTERNATIONAL EQUITY
      AUV at Beginning of Period             $8.55       $11.26      $14.84 (6)
      AUV at End of Period                   $7.04        $8.55      $11.26
      Number of Accumulation Units
         Outstanding at End of Period      261,177      100,590

   ING JANUS GROWTH AND INCOME
      AUV at Beginning of Period             $8.83        $9.94      $10.00 (3)
      AUV at End of Period                   $6.99        $8.83       $9.94
      Number of Accumulation Units
         Outstanding at End of Period    1,307,256      638,396      21,427

   ING JANUS SPECIAL EQUITY
      AUV at Beginning of Period             $8.29        $8.88      $10.00 (3)
      AUV at End of Period                   $6.03        $8.29       $8.88
      Number of Accumulation Units
         Outstanding at End of Period      292,322      197,279       5,866

   ING JENNISON EQUITY OPPORTUNITIES
      AUV at Beginning of Period            $20.84       $24.38      $28.75 (1)
      AUV at End of Period                  $14.48       $20.84      $24.38
      Number of Accumulation Units
         Outstanding at End of Period      577,201      446,323     109,154

   ING JP MORGAN FLEMING INTERNATIONAL
   ENHANCED EAFE
      AUV at Beginning of Period            $10.00 (7)
      AUV at End of Period                   $8.21
      Number of Accumulation Units
         Outstanding at End of Period        9,890

   ING JP MORGAN FLEMING SMALLCAP
      AUV at Beginning of Period            $10.00 (7)
      AUV at End of Period                   $7.83
      Number of Accumulation Units
         Outstanding at End of Period       72,176

   ING LIMITED MATURITY BOND
      AUV at Beginning of Period            $18.15       $16.97      $16.01 (1)
      AUV at End of Period                  $19.12       $18.15      $16.97
      Number of Accumulation Units
         Outstanding at End of Period    1,001,053      342,317      73,720

   ING LIQUID ASSETS
      AUV at Beginning of Period            $15.06       $14.76      $14.21 (1)
      AUV at End of Period                  $15.01       $15.06      $14.76
      Number of Accumulation Units
         Outstanding at End of Period    1,590,576    1,500,979     293,515

   ING MARSICO GROWTH
      AUV at Beginning of Period            $14.84       $21.65      $28.78 (1)
      AUV at End of Period                  $10.27       $14.84      $21.65
      Number of Accumulation Units
         Outstanding at End of Period    1,379,115    1,104,093     437,723

   ING MERCURY FOCUS VALUE
      AUV at Beginning of Period            $10.00 (7)
      AUV at End of Period                   $8.35
      Number of Accumulation Units
         Outstanding at End of Period       16,519

   ING MERCURY FUNDAMENTAL GROWTH
      AUV at Beginning of Period            $10.00 (7)
      AUV at End of Period                   $7.96
      Number of Accumulation Units
         Outstanding at End of Period       16,838

   ING MFS MID CAP GROWTH
      AUV at Beginning of Period            $31.04       $41.37      $37.94 (1)
      AUV at End of Period                  $15.61       $31.04      $41.37
      Number of Accumulation Units
         Outstanding at End of Period      911,395      577,692     162,554

   ING MFS RESEARCH
      AUV at Beginning of Period            $19.91       $25.81      $26.51 (1)
      AUV at End of Period                  $14.70       $19.91      $25.81
      Number of Accumulation Units
         Outstanding at End of Period      792,215      588,415     160,258

   ING MFS TOTAL RETURN
      AUV at Beginning of Period            $20.03       $20.29      $17.18 (1)
      AUV at End of Period                  $18.68       $20.03      $20.29
      Number of Accumulation Units
         Outstanding at End of Period    1,806,440      934,682     102,750

   ING PIMCO CORE BOND
      AUV at Beginning of Period            $11.56       $11.48      $11.26 (1)
      AUV at End of Period                  $12.34       $11.56      $11.48
      Number of Accumulation Units
         Outstanding at End of Period    1,446,426      328,948      16,895

   ING SALOMON BROTHERS ALL CAP
      AUV at Beginning of Period            $11.57       $11.56      $10.00 (1)
      AUV at End of Period                   $8.46       $11.57      $11.56
      Number of Accumulation Units
         Outstanding at End of Period    1,438,659      902,603      98,842

   ING SALOMON BROTHERS INVESTORS
      AUV at Beginning of Period            $10.56       $11.23      $10.00 (1)
      AUV at End of Period                   $7.99       $10.56      $11.23
      Number of Accumulation Units
         Outstanding at End of Period      534,293      384,799      11,867

   ING T. ROWE PRICE CAPITAL APPRECIATION
      AUV at Beginning of Period            $26.91       $24.92      $20.20 (1)
      AUV at End of Period                  $26.57       $26.91      $24.92
      Number of Accumulation Units
         Outstanding at End of Period    1,345,841      531,690      15,600

   ING T. ROWE PRICE EQUITY INCOME
      AUV at Beginning of Period            $22.79       $22.89      $19.52 (1)
      AUV at End of Period                  $19.44       $22.79      $22.89
      Number of Accumulation Units
         Outstanding at End of Period      773,224      387,753      30,890

   ING VAN KAMPEN EQUITY GROWTH
      AUV at Beginning of Period            $10.00 (7)
      AUV at End of Period                   $7.80
      Number of Accumulation Units
         Outstanding at End of Period       20,988

   ING VAN KAMPEN GLOBAL FRANCHISE
      AUV at Beginning of Period            $10.00 (7)
      AUV at End of Period                   $8.83
      Number of Accumulation Units
         Outstanding at End of Period       53,323

   ING VAN KAMPEN GROWTH & INCOME
      AUV at Beginning of Period            $20.99       $24.27      $25.04 (1)
      AUV at End of Period                  $17.58       $20.99      $24.27
      Number of Accumulation Units
         Outstanding at End of Period      616,373      485,828     119,426

   ING VAN KAMPEN REAL ESTATE
      AUV at Beginning of Period            $27.09       $25.50      $19.96 (1)
      AUV at End of Period                  $26.67       $27.09      $25.50
      Number of Accumulation Units
         Outstanding at End of Period      271,009      101,334      25,056

   ING VP BOND PORTFOLIO
      AUV at Beginning of Period            $10.00 (7)
      AUV at End of Period                  $10.62
      Number of Accumulation Units
         Outstanding at End of Period      218,867

   ING VP GROWTH OPPORTUNITIES
      AUV at Beginning of Period             $7.77       $10.00 (4)
      AUV at End of Period                   $5.23        $7.77
      Number of Accumulation Units
         Outstanding at End of Period      149,495       27,449

   ING VP MAGNACAP
      AUV at Beginning of Period             $9.33       $10.00 (4)
      AUV at End of Period                   $7.06        $9.33
      Number of Accumulation Units
         Outstanding at End of Period      102,496       24,770

   ING VP SMALLCAP OPPORTUNITIES
      AUV at Beginning of Period             $8.31       $10.00 (4)
      AUV at End of Period                   $4.59        $8.31
      Number of Accumulation Units
         Outstanding at End of Period      454,391       79,268

   ING VP WORLDWIDE GROWTH
      AUV at Beginning of Period             $6.98        $8.73      $10.00 (2)
      AUV at End of Period                   $5.16        $6.98       $8.73
      Number of Accumulation Units
         Outstanding at End of Period      349,870      169,312       7,369

   INVESCO VIF HEALTH SCIENCES
      AUV at Beginning of Period            $10.26       $10.00 (5)
      AUV at End of Period                   $7.61       $10.26
      Number of Accumulation Units
         Outstanding at End of Period      271,524       16,016

   INVESCO VIF LEISURE FUND
      AUV at Beginning of Period            $10.00 (7)
      AUV at End of Period                   $8.42
      Number of Accumulation Units
         Outstanding at End of Period       41,608

   INVESCO VIF FINANCIAL SERVICES
      AUV at Beginning of Period             $9.35       $10.00 (5)
      AUV at End of Period                   $7.82        $9.35
      Number of Accumulation Units
         Outstanding at End of Period      110,702        3,522

   INVESCO VIF UTILITIES
      AUV at Beginning of Period             $8.09       $10.00 (5)
      AUV at End of Period                   $6.34        $8.09
      Number of Accumulation Units
         Outstanding at End of Period       94,266        3,860

   JENNISON PORTFOLIO
      AUV at Beginning of Period             $6.26        $7.83      $10.00 (2)
      AUV at End of Period                   $4.23        $6.26       $7.83
      Number of Accumulation Units
         Outstanding at End of Period      565,739      273,112      19,630

   PIMCO HIGH YIELD PORTFOLIO
      AUV at Beginning of Period             $9.97        $9.92      $10.10 (1)
      AUV at End of Period                   $9.68        $9.97       $9.92
      Number of Accumulation Units
         Outstanding at End of Period    1,004,330      489,627      64,046

   PIMCO STOCKSPLUS GROWTH & INCOME
      AUV at Beginning of Period            $10.10       $11.61      $12.46 (1)
      AUV at End of Period                   $7.92       $10.10      $11.61
      Number of Accumulation Units
         Outstanding at End of Period      777,891      441,295      70,828

   PIONEER FUND VCT
      AUV at Beginning of Period             $9.37       $10.00 (5)
      AUV at End of Period                   $7.43        $9.37
      Number of Accumulation Units
         Outstanding at End of Period      135,708        2,197

   PIONEER MID CAP VALUE
      AUV at Beginning of Period            $10.71       $10.00 (5)
      AUV at End of Period                   $9.32       $10.71
      Number of Accumulation Units
         Outstanding at End of Period      218,154        5,378

   PROFUND VP BULL
      AUV at Beginning of Period             $8.87       $10.00 (4)
      AUV at End of Period                   $6.63        $8.87
      Number of Accumulation Units
         Outstanding at End of Period      185,752       27,580

   PROFUND VP EUROPE 30
      AUV at Beginning of Period             $8.25       $10.00 (4)
      AUV at End of Period                   $6.02        $8.25
      Number of Accumulation Units
         Outstanding at End of Period      105,639       38,959

   PROFUND VP SMALL CAP
      AUV at Beginning of Period             $9.41       $10.00 (4)
      AUV at End of Period                   $7.17        $9.41
      Number of Accumulation Units
         Outstanding at End of Period      182,536       19,151

   SP JENNISON INTERNATIONAL GROWTH
      AUV at Beginning of Period             $5.39        $8.56      $10.00 (3)
      AUV at End of Period                   $4.08        $5.39       $8.56
      Number of Accumulation Units
         Outstanding at End of Period      235,553      146,027       7,516

   FOOTNOTES
   (1)  Fund First Available during February 2000
   (2)  Fund First Available during May 2000
   (3)  Fund First Available during October 2000
   (4)  Fund First Available during May 2001
   (5)  Fund First Available during November 2001
   (6)  Fund First Available during December 2001
   (7)  Fund First Available during May 2002
   (8)  Fund First Available during September 2002
   (9)  Fund First Available during December 2002

                                              2002         2001
                                              ----         ----
SEPARATE ACCOUNT ANNUAL CHARGES OF 1.85 %

   AIM VI DENT DEMOGRAPHIC TRENDS
      AUV at Beginning of Period             $10.98       $10.00 (3)
      AUV at End of Period                    $7.30       $10.98
      Number of Accumulation Units
         Outstanding at End of Period       132,571        7,384

   FIDELITY VIP EQUITY--INCOME
      AUV at Beginning of Period              $9.57 (4)
      AUV at End of Period                    $7.78
      Number of Accumulation Units
         Outstanding at End of Period        70,754

   FIDELITY VIP GROWTH
      AUV at Beginning of Period              $9.25 (4)
      AUV at End of Period                    $6.33
      Number of Accumulation Units
         Outstanding at End of Period       147,715

   ING AIM MID CAP GROWTH
      AUV at Beginning of Period             $14.28       $17.13 (1)
      AUV at End of Period                    $9.57       $14.28
      Number of Accumulation Units
         Outstanding at End of Period     179,598.0    107,256.0

   ING ALLIANCE MID CAP GROWTH
      AUV at Beginning of Period             $14.26       $16.11 (1)
      AUV at End of Period                    $9.79       $14.26
      Number of Accumulation Units
         Outstanding at End of Period       249,303      115,783

   ING CAPITAL GUARDIAN LARGE CAP VALUE
      AUV at Beginning of Period              $9.93       $10.19 (1)
      AUV at End of Period                    $7.43        $9.93
      Number of Accumulation Units
         Outstanding at End of Period     1,216,649      609,109

   ING CAPITAL GUARDIAN MANAGED GLOBAL
      AUV at Beginning of Period             $16.79       $19.11 (1)
      AUV at End of Period                   $13.16       $16.79
      Number of Accumulation Units
         Outstanding at End of Period       367,450      153,710

   ING CAPITAL GUARDIAN SMALL CAP
      AUV at Beginning of Period             $17.39       $17.16 (1)
      AUV at End of Period                   $12.73       $17.39
      Number of Accumulation Units
         Outstanding at End of Period       518,749      279,566

   ING DEVELOPING WORLD
      AUV at Beginning of Period              $6.96        $7.40 (1)
      AUV at End of Period                    $6.10        $6.96
      Number of Accumulation Units
         Outstanding at End of Period        89,889       27,104

   ING EAGLE ASSET VALUE EQUITY
      AUV at Beginning of Period             $17.74       $18.61 (1)
      AUV at End of Period                   $14.44       $17.74
      Number of Accumulation Units
         Outstanding at End of Period       160,512     69,963.0

   ING FMRSM DIVERSIFIED MID--CAP
      AUV at Beginning of Period              $9.04        $9.45 (1)
      AUV at End of Period                    $7.16        $9.04
      Number of Accumulation Units
         Outstanding at End of Period       532,775      233,654

   ING GOLDMAN SACHS INTERNET TOLLKEEPER
      AUV at Beginning of Period              $7.59       $10.00 (2)
      AUV at End of Period                    $4.61        $7.59
      Number of Accumulation Units
         Outstanding at End of Period       161,333       44,112

   ING HARD ASSETS
      AUV at Beginning of Period             $13.31       $15.33 (1)
      AUV at End of Period                   $13.17       $13.31
      Number of Accumulation Units
         Outstanding at End of Period       389,188       95,942

   ING INTERNATIONAL EQUITY
      AUV at Beginning of Period              $8.50       $11.13 (1)
      AUV at End of Period                    $6.99        $8.50
      Number of Accumulation Units
         Outstanding at End of Period       221,113       88,668

   ING JANUS GROWTH AND INCOME
      AUV at Beginning of Period              $8.82        $9.62 (1)
      AUV at End of Period                    $6.98        $8.82
      Number of Accumulation Units
         Outstanding at End of Period       803,023      297,442

   ING JANUS SPECIAL EQUITY
      AUV at Beginning of Period              $8.28        $8.73 (1)
      AUV at End of Period                    $6.01        $8.28
      Number of Accumulation Units
         Outstanding at End of Period       170,016      116,186

   ING JENNISON EQUITY OPPORTUNITIES
      AUV at Beginning of Period             $20.64       $23.37 (1)
      AUV at End of Period                   $14.33       $20.64
      Number of Accumulation Units
         Outstanding at End of Period       263,933      138,979

   ING JP MORGAN FLEMING INTERNATIONAL
   ENHANCED EAFE
      AUV at Beginning of Period             $10.00 (5)
      AUV at End of Period                    $8.20
      Number of Accumulation Units
         Outstanding at End of Period        12,519

   ING JP MORGAN FLEMING SMALLCAP
      AUV at Beginning of Period             $10.00 (5)
      AUV at End of Period                    $7.82
      Number of Accumulation Units
         Outstanding at End of Period        54,218

   ING LIMITED MATURITY BOND
      AUV at Beginning of Period             $17.94       $16.87 (1)
      AUV at End of Period                   $18.89       $17.94
      Number of Accumulation Units
         Outstanding at End of Period       457,642      177,354

   ING LIQUID ASSETS
      AUV at Beginning of Period             $14.91       $14.63 (1)
      AUV at End of Period                   $14.85       $14.91
      Number of Accumulation Units
         Outstanding at End of Period       749,575      371,667

   ING MARSICO GROWTH
      AUV at Beginning of Period             $14.75       $20.06 (1)
      AUV at End of Period                   $10.20       $14.75
      Number of Accumulation Units
         Outstanding at End of Period       464,261      332,353

   ING MERCURY FOCUS VALUE
      AUV at Beginning of Period             $10.00 (5)
      AUV at End of Period                    $8.35
      Number of Accumulation Units
         Outstanding at End of Period        84,875

   ING MERCURY FUNDAMENTAL GROWTH
      AUV at Beginning of Period             $10.00 (5)
      AUV at End of Period                    $7.95
      Number of Accumulation Units
         Outstanding at End of Period        26,080

   ING MFS MID CAP GROWTH
      AUV at Beginning of Period             $30.81       $38.92 (1)
      AUV at End of Period                   $15.48       $30.81
      Number of Accumulation Units
         Outstanding at End of Period       511,368      217,014

   ING MFS RESEARCH
      AUV at Beginning of Period             $19.77       $24.45 (1)
      AUV at End of Period                   $14.58       $19.77
      Number of Accumulation Units
         Outstanding at End of Period       377,645      167,033

   ING MFS TOTAL RETURN
      AUV at Beginning of Period             $19.88       $20.05 (1)
      AUV at End of Period                   $18.52       $19.88
      Number of Accumulation Units
         Outstanding at End of Period       865,415      338,408

   ING PIMCO CORE BOND
      AUV at Beginning of Period             $11.47       $11.56 (1)
      AUV at End of Period                   $12.24       $11.47
      Number of Accumulation Units
         Outstanding at End of Period     1,325,734      153,359

   ING SALOMON BROTHERS ALL CAP
      AUV at Beginning of Period             $11.55       $11.41 (1)
      AUV at End of Period                    $8.44       $11.55
      Number of Accumulation Units
         Outstanding at End of Period       915,050      471,202

   ING SALOMON BROTHERS INVESTORS
      AUV at Beginning of Period             $10.54       $11.09 (1)
      AUV at End of Period                    $7.96       $10.54
      Number of Accumulation Units
         Outstanding at End of Period       336,121      221,246

   ING T. ROWE PRICE CAP. APPRECIATION
      AUV at Beginning of Period             $26.56       $24.57 (1)
      AUV at End of Period                   $26.20       $26.56
      Number of Accumulation Units
         Outstanding at End of Period     1,256,046      329,416

   ING T. ROWE PRICE EQUITY INCOME
      AUV at Beginning of Period             $22.50       $22.48 (1)
      AUV at End of Period                   $19.17       $22.50
      Number of Accumulation Units
         Outstanding at End of Period       479,848      191,974

   ING VAN KAMPEN EQUITY GROWTH
      AUV at Beginning of Period             $10.00 (5)
      AUV at End of Period                    $7.80
      Number of Accumulation Units
         Outstanding at End of Period        10,171

   ING VAN KAMPEN GLOBAL FRANCHISE
      AUV at Beginning of Period             $10.00 (5)
      AUV at End of Period                    $8.82
      Number of Accumulation Units
         Outstanding at End of Period       130,192

   ING VAN KAMPEN GROWTH & INCOME
      AUV at Beginning of Period             $20.82       $23.65 (1)
      AUV at End of Period                   $17.42       $20.82
      Number of Accumulation Units
         Outstanding at End of Period       274,359      118,228

   ING VAN KAMPEN REAL ESTATE
      AUV at Beginning of Period             $26.74       $24.97 (1)
      AUV at End of Period                   $26.29       $26.74
      Number of Accumulation Units
         Outstanding at End of Period       222,333       81,300

   ING VP BOND PORTFOLIO
      AUV at Beginning of Period             $10.00 (5)
      AUV at End of Period                   $10.61
      Number of Accumulation Units
         Outstanding at End of Period       564,471

   ING VP GROWTH OPPORTUNITIES
      AUV at Beginning of Period              $7.77       $10.00 (2)
      AUV at End of Period                    $5.22        $7.77
      Number of Accumulation Units
         Outstanding at End of Period       109,759       52,668

   ING VP MAGNACAP
      AUV at Beginning of Period              $9.33       $10.00 (2)
      AUV at End of Period                    $7.05        $9.33
      Number of Accumulation Units
         Outstanding at End of Period       108,902       19,437

   ING VP SMALLCAP OPPORTUNITIES
      AUV at Beginning of Period              $8.31       $10.00 (2)
      AUV at End of Period                    $4.59        $8.31
      Number of Accumulation Units
         Outstanding at End of Period       374,677      141,397

   ING VP WORLDWIDE GROWTH
      AUV at Beginning of Period              $6.97        $8.62 (1)
      AUV at End of Period                    $5.14        $6.97
      Number of Accumulation Units
         Outstanding at End of Period       382,518       75,723

   INVESCO VIF HEALTH SCIENCES
      AUV at Beginning of Period             $10.25       $10.00 (3)
      AUV at End of Period                    $7.60       $10.25
      Number of Accumulation Units
         Outstanding at End of Period       306,734       81,775

   INVESCO VIF LEISURE FUND
      AUV at Beginning of Period             $10.00 (5)
      AUV at End of Period                    $8.41
      Number of Accumulation Units
         Outstanding at End of Period        94,574

   INVESCO VIF FINANCIAL SERVICES
      AUV at Beginning of Period              $9.35       $10.00 (3)
      AUV at End of Period                    $7.81        $9.35
      Number of Accumulation Units
         Outstanding at End of Period        91,598          677

   INVESCO VIF UTILITIES
      AUV at Beginning of Period              $8.09       $10.00 (3)
      AUV at End of Period                    $6.33        $8.09
      Number of Accumulation Units
         Outstanding at End of Period        34,606        1,176

   JENNISON PORTFOLIO
      AUV at Beginning of Period              $6.25        $7.55 (1)
      AUV at End of Period                    $4.22        $6.25
      Number of Accumulation Units
         Outstanding at End of Period       259,117      107,206

   PIMCO HIGH YIELD PORTFOLIO
      AUV at Beginning of Period              $9.93        $9.91 (1)
      AUV at End of Period                    $9.63        $9.93
      Number of Accumulation Units
         Outstanding at End of Period       624,872      217,554

   PIMCO STOCKSPLUS GROWTH & INCOME
      AUV at Beginning of Period             $10.06       $11.27 (1)
      AUV at End of Period                    $7.88       $10.06
      Number of Accumulation Units
         Outstanding at End of Period       312,246      126,058

   PIONEER FUND VCT
      AUV at Beginning of Period              $9.37       $10.00 (3)
      AUV at End of Period                    $7.42        $9.37
      Number of Accumulation Units
         Outstanding at End of Period        79,240          161

   PIONEER MID CAP VALUE
      AUV at Beginning of Period             $10.71       $10.00 (3)
      AUV at End of Period                    $9.31       $10.71
      Number of Accumulation Units
         Outstanding at End of Period       245,270        6,479

   PROFUND VP BULL
      AUV at Beginning of Period              $8.87       $10.00 (2)
      AUV at End of Period                    $6.62        $8.87
      Number of Accumulation Units
         Outstanding at End of Period       114,753       15,636

   PROFUND VP EUROPE 30
      AUV at Beginning of Period              $8.24       $10.00 (2)
      AUV at End of Period                    $6.00        $8.24
      Number of Accumulation Units
         Outstanding at End of Period        13,789        6,318

   PROFUND VP SMALL CAP
      AUV at Beginning of Period              $9.40       $10.00 (2)
      AUV at End of Period                    $7.16        $9.40
      Number of Accumulation Units
         Outstanding at End of Period       114,433       21,722

   SP JENNISON INTERNATIONAL GROWTH
      AUV at Beginning of Period              $5.38        $8.37 (1)
      AUV at End of Period                    $4.07        $5.38
      Number of Accumulation Units
         Outstanding at End of Period        98,449       19,406

   FOOTNOTES
   (1)  Fund First Available during February 2001
   (2)  Fund First Available during May 2001
   (3)  Fund First Available during November 2001
   (4)  Fund First Available during December 2001
   (5)  Fund First Available during May 2002
   (6)  Fund First Available during September 2002
   (7)  Fund First Available during December 2002


--------------------------------------------------------------------------------
 APPENDIX  B
--------------------------------------------------------------------------------



                            THE INVESTMENT PORTFOLIOS


During the accumulation phase, you may allocate your premium payments and contract value to any of the investment portfolios available under this Contract. They are listed in this appendix. You bear the entire investment risk for amounts you allocate to any investment portfolio, and you may lose your principal.

The investment results of the mutual funds (funds) are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the Investment Company Act of 1940. Please refer to the fund prospectuses for additional information. Fund prospectuses may be obtained free of charge, from our Customer Service Center at the address and telephone number listed in the prospectus, by accessing the SEC's web site or by contacting the SEC Public Reference Room.

Certain funds offered under the contracts have investment objectives and policies similar to other funds managed by the fund's investment adviser. The investment results of a fund may be higher or lower than those of other funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any fund will be comparable to those of another fund managed by the same investment adviser.



FUND NAME AND
INVESTMENT ADVISER/SUBADVISER                                     INVESTMENT OBJECTIVE
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ING INVESTORS TRUST
    7337 E. Doubletree Ranch Road, Scottsdale, AZ  85258
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
ING AIM MID-CAP GROWTH PORTFOLIO (Class S)                        Seeks capital appreciation. The Portfolio seeks to meet
    INVESTMENT ADVISER:  Directed Services, Inc.                  its objective by investing, normally, at least 80% of its
    INVESTMENT SUBADVISER: A I M Capital Management, Inc.         assets in equity securities of mid-capitalization
                                                                  companies.
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ING ALLIANCE MID-CAP GROWTH PORTFOLIO                             Seeks long-term total return. The Portfolio invests
    (Class S)                                                     primarily in common stocks of middle capitalization
    INVESTMENT ADVISER: Directed Services, Inc.                   companies. The Portfolio normally invests substantially
    INVESTMENT SUBADVISER: Alliance Capital Management, L.P.      all of its assets in high-quality common stocks that
                                                                  Alliance
expects to increase in value.
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ING AMERICAN FUNDS GROWTH PORTFOLIO                               Invests all of its assets in shares of the Growth Fund, a
    INVESTMENT ADVISER: ING Investments, LLC                      series of American Funds Insurance Series, a registered
    INVESTMENT SUBADVISER: Capital Research and Management        open-end investment company. The Growth Fund seeks to make
    Company                                                       the shareholders' investment grow by investing primarily
                                                                  in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth Fund is designed for investors seeking long-term capital appreciation through stocks.
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ING AMERICAN FUNDS GROWTH-INCOME PORTFOLIO                        Invests all of its assets in shares of the Growth-Income
    INVESTMENT ADVISER:  ING Investments, LLC                     Fund, a series of American Funds Insurance Series, a
    INVESTMENT SUBADVISER:  Capital Research and Management       registered open-end investment company. The Growth-Income
    Company                                                       Fund seeks to make shareholders' investment grow and to
                                                                  provide shareholders with income over time by investing
                                                                  primarily in common stocks or other securities which
                                                                  demonstrate the potential for appreciation and/or
                                                                  dividends. The Growth-Income Fund is designed for
                                                                  investors seeking both capital appreciation and income
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ING AMERICAN FUNDS INTERNATIONAL PORTFOLIO                        Invests all of its assets in shares of the International
    INVESTMENT ADVISER:  ING Investments, LLC                     Fund, a series of American Funds Insurance Series, a
    INVESTMENT SUBADVISER:  Capital Research and Management       registered open-end investment company. The International
    Company                                                       Fund seeks to make shareholders' investment grow over time by investing primarily in common stocks of companies
                                                                  located outside the United States. The International
                                                                  Fund is designed for investors seeking capital appreciation through stocks.

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ING CAPITAL GUARDIAN LARGE CAP VALUE PORTFOLIO (Class S)          Seeks long-term growth of capital and income. The Portfolio
    (formerly Large Cap Value Series)                             Manager seeks to achieve the Portfolio's investment
    INVESTMENT ADVISER:  Directed Services, Inc.                  objective by investing, under normal market conditions, at
    INVESTMENT SUBADVISER: Capital Guardian Trust Company         least 80% of its assets in equity and equity-related
                                                                  securities of companies with market capitalizations greater than $1 billion at the time of investment.
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ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO  (Class S)          Seeks capital appreciation. Current income is only an
    (formerly Managed Global Series)                              incidental consideration. This portfolio is not
    INVESTMENT ADVISER:  Directed Services, Inc.                  diversified. The Portfolio invests primarily in common
    INVESTMENT SUBADVISER: Capital Guardian Trust Company         stocks traded in securities markets throughout the world.
                                                                  The Portfolio may invest up to 100% of its total assets in securities traded in securities markets outside the United
                                                                  States. The Portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States.
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ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO (Class S)                Seeks long-term capital appreciation. The Portfolio
    INVESTMENT ADVISER:  Directed Services, Inc.                  invests at least 80% of its assets in equity securities of
    INVESTMENT SUBADVISER: Capital Guardian Trust    Company      small capitalization ("small-cap") companies.
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ING DEVELOPING WORLD PORTFOLIO (Class S)                          The Portfolio normally invests at least 80% of its assets
    INVESTMENT ADVISER:  Directed Services, Inc.                  in securities of issuers located in at least three
    INVESTMENT SUBADVISER: IIM B.V.                               countries with emerging securities markets.  The Portfolio will provide shareholders with at least 60 days prior
                                                                  notice of any change in this investment policy.  The
                                                                  Portfolio may invest up to 20% of its assets in securities of U.S. and other developed market issuers, including
                                                                  investment-grade debt securities of U.S. issuers.
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ING EAGLE ASSET VALUE EQUITY PORTFOLIO                            Seeks capital appreciation. Dividend income is a secondary
    (Class S)                                                     objective. The Portfolio normally invests at least 80% of
    INVESTMENT ADVISER:  Directed Services, Inc.                  its assets in equity securities of domestic and foreign
    INVESTMENT SUBADVISER: Eagle Asset Management, Inc.           issuers that meet quantitative standards relating to
                                                                  financial soundness and high intrinsic value relative to
                                                                  price.
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ING FMRSM DIVERSIFIED MID-CAP PORTFOLIO                           Seeks long-term growth of capital. The Portfolio Manager
    (Class S)                                                     normally invests the Portfolio's assets primarily in
    INVESTMENT ADVISER:  Directed Services, Inc.                  common stocks. The Portfolio Manager normally invests at
    INVESTMENT SUBADVISER: Fidelity Management & research         least 80% of the Portfolio's assets in securities of
    Co.                                                           companies with medium market capitalizations.
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ING GOLDMAN SACHS INTERNET                                        Seeks long-term growth of capital. The
  TOLLKEEPERSM PORTFOLIO* (Service                                Portfolio invests, under normal
  Class) (formerly Internet Tollkeeper                            circumstances, at least 80% of its net
  Series)                                                         assets plus any borrowings for
  *Goldman Sachs Internet TollkeeperSM                            investment purposes (measured at time
  is a service mark of Goldman Sachs &                            of investment) in equity investments
  Co                                                              in "Internet Tollkeeper" companies,
                                                                  which are companies in the media,
  INVESTMENT ADVISER:                                             telecommunications, technology and
    Directed Services, Inc.                                       internet sectors, which provide
  INVESTMENT SUBADVISER:.                                         access, infrastructure, content and
    Goldman Sachs Asset Management, L.P.                          services to internet companies and
                                                                  internet users.
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ING HARD ASSETS PORTFOLIO (Class S)                               A nondiversified Portfolio that seeks long-term capital
    INVESTMENT ADVISER:  Directed Services, Inc.                  appreciation. The Portfolio normally invests at least 80%
    INVESTMENT SUBADVISER: Baring International Investment        of its assets in the equities of producers of commodities.
    Limited
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ING INTERNATIONAL PORTFOLIO (Class S)                             Seeks long-term growth of capital. Under normal
    INVESTMENT ADVISER:  Directed Services, Inc.                  conditions, the Portfolio invests at least 80% of its net
    INVESTMENT SUBADVISER: ING Investments, LLC                   assets and borrowings for investment purposes in equity
                                                                  securities of issuers located in countries outside of the
                                                                  United States.
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ING JANUS GROWTH AND INCOME PORTFOLIO                             Seeks long-term capital growth and current income. The
    (Class S) (formerly Janus Growth and Income Series)           Portfolio normally emphasizes investments in common stocks.
    INVESTMENT ADVISER:  Directed Services, Inc.                  It will normally invest up to 75% of its assets in equity
    INVESTMENT SUBADVISER: Janus Capital Management, LLC          securities selected primarily for their growth potential,

                                                                  and at least 25% of its assets in securities the Portfolio
                                                                  Manager believes have income potential. Because of this
                                                                  investment strategy, the Portfolio is not designed for
                                                                  investors who need consistent income.
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ING JANUS SPECIAL EQUITY PORTFOLIO (Class S)                      A nondiversified Portfolio that seeks capital appreciation.
    (formerly Special Situations Series)                          The Portfolio invests, under normal circumstances, at least
    INVESTMENT ADVISER:  Directed Services, Inc.                  80% of its net assets (plus borrowings for investment
    INVESTMENT SUBADVISER: Janus Capital Management, LLC          purposes) in equity securities with the potential for
                                                                  long-term growth of capital.
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ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO (Class S) (formerly   Seeks long-term capital growth. The Portfolio normally
    Equity Opportunity Series)                                    invests at least 80% of its net assets (plus any borrowings
    INVESTMENT ADVISER:  Directed Services, Inc.                  for investment purposes) in attractively valued equity
    INVESTMENT SUBADVISER: Jennison Associates, LLC               securities of companies with current or emerging earnings
                                                                  growth the Portfolio Manager believes to be not fully
                                                                  appreciated or recognized by the market.
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ING JPMORGAN SMALL CAP EQUITY PORTFOLIO (Class S)                 A nondiversified Portfolio that seeks capital growth over
    INVESTMENT ADVISER:  Directed Services, Inc.                  the long term. Under normal market conditions, the
    INVESTMENT SUBADVISER: J.P. Morgan Investment                 Portfolio invests at least 80% of its total assets in
    Management, Inc.                                              equity securities of small-cap companies.
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ING JULIUS BAER FOREIGN PORTFOLIO (Class S)                       A nondiversified Portfolio that seeks total return from
    (formerly ING JPMorgan Fleming International Enhanced EAFE    long-term capital growth and income. Under normal
    Portfolio)                                                    conditions, the Portfolio will invest at least 80% of its
    INVESTMENT ADVISER:  Directed Services, Inc.                  total assets in a broad portfolio of equity securities of
    INVESTMENT SUBADVISER: Julius Baer Investment                 established foreign companies of various sizes, including
    Management, Inc.                                              foreign subsidiaries of U.S. companies, based in countries that are represented in the Morgan Stanley Capital
                                                                  International, Europe, Australia and Far East Index (the
                                                                  "EAFE Index").
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ING LIQUID ASSETS PORTFOLIO (Class S)                             Seeks high level of current income consistent with the
    (formerly Liquid Asset Series)                                preservation of capital and liquidity. The Portfolio
    INVESTMENT ADVISER:  Directed Services, Inc.                  Manager strives to maintain a stable $1 per share net asset
    INVESTMENT SUBADVISER: ING Investment   Management, LLC       value and its investment strategy focuses on safety of
                                                                  principal, liquidity and yield, in order of importance, to achieve this goal.
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ING MARSICO GROWTH PORTFOLIO (Class S)                            Seeks capital appreciation. The Portfolio invests
    INVESTMENT ADVISER:  Directed Services, Inc.                  primarily in equity securities selected for their growth
    INVESTMENT SUBADVISER: Marsico Capital Management, LLC        potential. The Portfolio may invest in companies of any
                                                                  size, from larger, well-established companies to smaller,
                                                                  emerging growth companies.
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ING MERCURY FOCUS VALUE PORTFOLIO (Class S)                       Seeks long-term growth of capital. The Portfolio tries to
    (formerly Focus Value Series)                                 achieve its investment objective by investing primarily in
    INVESTMENT ADVISER:  Directed Services, Inc.                  a diversified portfolio consisting of equity securities
    INVESTMENT SUBADVISER: Mercury Advisors                       that the Portfolio Manager believes are undervalued
                                                                  relative to its assessment of the current or prospective
                                                                  condition of the issuer.
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ING MERCURY FUNDAMENTAL GROWTH PORTFOLIO                          Seeks long-term growth of capital. The Portfolio invests in
    (Class S) (formerly Fundamental Growth Series)                a diversified portfolio consisting primarily of common
    INVESTMENT ADVISER:  Directed Services, Inc.                  stocks. The Portfolio will generally invest at least 65% of
    INVESTMENT SUBADVISER: Mercury Advisors                       its total assets in the following equity securities: common stock, convertible preferred stock, securities convertible into common stock and rights and warrants to subscribe to
                                                                  common stock.
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ING MFS MID-CAP GROWTH PORTFOLIO (Class S)                        A nondiversified Portfolio that seeks long-term growth of
    (formerly Mid-Cap Growth Series)                              capital. The Portfolio normally invests at least 80% of its
    INVESTMENT ADVISER:  Directed Services, Inc.                  net assets in common stocks and related securities (such as
    INVESTMENT SUBADVISER: Massachusetts Financial Services       preferred stocks, convertible securities and depositary
    Company                                                       receipts) of companies with medium market capitalizations
                                                                  (or "mid-cap companies") which the Portfolio Manager
                                                                  believes have above-average growth potential.
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ING MFS RESEARCH PORTFOLIO (Class S)                              Seeks long-term growth of capital and future income. The
    (formerly Research Series)                                    Portfolio normally invests at least 80% of its net assets
    INVESTMENT ADVISER:  Directed Services, Inc.                  in common stocks and related securities (such as preferred
    INVESTMENT SUBADVISER: Massachusetts Financial Services       stocks, convertible securities and depositary receipts).
    Company                                                       The Portfolio focuses on companies that the Portfolio
                                                                  Manager believes have favorable prospects for long-term
                                                                  growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.
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ING MFS TOTAL RETURN PORTFOLIO (Class S)                          Seeks above-average income (compared to a portfolio
    (formerly Total Return Series)                                entirely invested in equity securities) consistent with the
    INVESTMENT ADVISER:  Directed Services, Inc.                  prudent employment of capital. Secondarily seeks reasonable
    INVESTMENT SUBADVISER: Massachusetts Financial Services       opportunity for growth of capital and income. The Portfolio
    Company                                                       is a "balanced fund," and invests in a combination of
                                                                  equity and fixed income securities.
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ING PIMCO CORE BOND PORTFOLIO (Class S)                           Seeks maximum total return, consistent with preservation of
    (formerly Core Bond Series)                                   capital and prudent investment management. The Portfolio is
    INVESTMENT ADVISER:  Directed Services, Inc.                  diversified and seeks to achieve its investment objective
    INVESTMENT SUBADVISER: Pacific Investment Management          by investing under normal circumstances at least 80% of its
    Company, LLC                                                  net assets (plus borrowings for investment purposes) in a
                                                                  diversified portfolio of fixed income instruments of
                                                                  varying maturities.
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ING SALOMON BROTHERS ALL CAP PORTFOLIO                            A nondiversified Portfolio that seeks capital appreciation
    (Class S) (formerly All Cap Series)                           through investment in securities which the Subadviser
    INVESTMENT ADVISER:  Directed Services, Inc.                  believes have above-average capital appreciation potential.
    INVESTMENT SUBADVISER: Salomon Brothers Asset                 The Portfolio invests primarily in common stocks and common
    Management, Inc.                                              stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the Portfolio
                                                                  Manager believes are undervalued in the marketplace.
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ING SALOMON BROTHERS INVESTORS PORTFOLIO (Class S) (formerly      Seeks long-term growth of capital. Secondarily seeks
    Investors Series)                                             current income. The Portfolio invests primarily in equity
    INVESTMENT ADVISER:  Directed Services, Inc.                  securities of U.S. companies. The Portfolio may also invest
    INVESTMENT SUBADVISER: Salomon Brothers Asset                 in other equity securities. To a lesser degree, the
    Management, Inc.                                              Portfolio invests in income producing securities such as
                                                                  debt securities.
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ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (Class S)        Seeks, over the long-term, a high total investment return,
    (formerly Fully Managed Series)                               consistent with the preservation of capital and prudent
    INVESTMENT ADVISER:  Directed Services, Inc.                  investment risk. The Portfolio pursues an active asset
    INVESTMENT SUBADVISER: T. Rowe Price Associates, Inc.         allocation strategy whereby investments are allocated among three asset classes - equity securities, debt securities and money market instruments.
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ING T. ROWE PRICE EQUITY INCOME PORTFOLIO (Class S) (formerly     Seeks substantial dividend income as well as long-term
    Equity Income Series)                                         growth of capital. The Portfolio normally invests at least
    INVESTMENT ADVISER:  Directed Services, Inc.                  80% of its assets in common stocks, with 65% in the common
    INVESTMENT SUBADVISER: T. Rowe Price Associates, Inc.         stocks of well-established companies paying above-average
                                                                  dividends. The Portfolio may also invest in convertible
                                                                  securities, warrants and preferred stocks.
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ING UBS U.S. BALANCED PORTFOLIO (Class S)                         Seeks to maximize total return over the long term by
    INVESTMENT ADVISER:  Directed Services, Inc.                  allocating its assets among stocks, bonds, short-term
    INVESTMENT SUBADVISER: UBS Global Asset Management            instruments and other investments. The Portfolio Manager
    (Americas) Inc.                                               allocates the Portfolio's assets among the following
                                                                  classes, or types, of investments: stocks, bonds, and
                                                                  short-term money market debt obligations.
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ING VAN KAMPEN EQUITY GROWTH PORTFOLIO (Class S)                  Seeks long-term capital appreciation. The Portfolio
    INVESTMENT ADVISER:  Directed Services, Inc.                  Manager seeks to maximize long-term capital appreciation
    INVESTMENT SUBADVISER: Van Kampen                             by investing primarily in growth-oriented equity
                                                                  securities of large-capitalization U.S. and, to a limited
                                                                  extent, foreign companies that are listed on U.S.
                                                                  exchanges or traded in U.S. markets.
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ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO (Class S) (formerly     A nondiversified Portfolio that seeks long-term capital
    Global Franchise Series)                                      appreciation. The Portfolio Manager seeks long-term capital
    INVESTMENT ADVISER:  Directed Services, Inc.                  appreciation by investing primarily in equity securities of
    INVESTMENT SUBADVISER: Van Kampen                             issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential. The Portfolio may invest of in the securities of companies of any size.
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ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO  (Class S) (formerly   Seeks long-term growth of capital and income. Under normal
    Van Kampen Growth and Income Series)                          market conditions, the Portfolio Manager seeks to achieve
    INVESTMENT ADVISER:  Directed Services, Inc.                  the Portfolio's investment objective by investing primarily
    INVESTMENT SUBADVISER: Van Kampen                             in what it believes to be income-producing equity
                                                                  securities, including common stocks and convertible
                                                                  securities; although investments are also made in
                                                                  non-convertible preferred stocks and debt securities rated
                                                                  "investment grade," which are securities rated within the
                                                                  four highest grades assigned by Standard & Poor's ("S&P") or by Moody's Investors Service, Inc. ("Moody's").
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ING VAN KAMPEN REAL ESTATE PORTFOLIO                              A nondiversified Portfolio that seeks capital appreciation.
    (Class S) (formerly Real Estate Series)                       Secondarily seeks current income. The Portfolio invests at
    INVESTMENT ADVISER:  Directed Services, Inc.                  least 80% of its assets in equity securities of companies
    INVESTMENT SUBADVISER: Van Kampen                             in the U.S. real estate industry that are listed on
                                                                  national exchanges or the National Association of
                                                                  Securities Dealers Automated Quotation System ("NASDAQ").
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ING PARTNERS, INC.
     151 Farmington Avenue, Hartford, CT 06156-8962
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ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO (Class S)            Seeks long-term growth of capital. Invests primarily (at
    INVESTMENT ADVISER: ING Life Insurance and Annuity            least 65% of total assets) in the equity securities of
    Company                                                       foreign companies that the subadviser believes have high
    INVESTMENT SUBADVISER: J.P. Morgan Fleming Asset Management   growth potential. Will normally invest in securities of at
    (London) Ltd.                                                 least three different countries other than the U.S. and
                                                                  will invest in both developed and developing markets.
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ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO                  Seeks long-term growth of capital. Invests primarily (at
    (Service Class)                                               least 80% of net assets under normal circumstances) in
    INVESTMENT ADVISER: ING Life Insurance and Annuity            common stocks and related securities, such as preferred
    Company                                                       stocks, convertible securities and depositary receipts, of
    INVESTMENT SUBADVISER: Salomon Brothers Asset                 emerging growth companies.
    Management, Inc.
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ING VARIABLE INSURANCE TRUST
     7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258
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ING VP WORLDWIDE GROWTH PORTFOLIO                                 Seeks long-term capital appreciation. A nondiversified
    INVESTMENT ADVISER:  ING Investments, LLC                     Portfolio that under normal conditions, invests at least
                                                                  65% of net assets in equity securities of issuers located in at least three countries, one of which may be the U.S.
                                                                  Generally invests at least 75% of total assets in common and preferred stocks, warrants and convertible securities.
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ING VARIABLE PORTFOLIOS, INC.
     7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258
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ING VP BOND PORTFOLIO (Class S)                                   Seeks to maximize total return as is consistent with
    INVESTMENT ADVISER:  ING Investments, LLC                     reasonable risk, through investment in a diversified
    INVESTMENT SUBADVISER:  Aeltus Investment                     portfolio consisting of debt securities. Under normal
       Management, Inc.                                           market conditions, invests at least 80% of net assets in
                                                                  high-grade corporate bonds, mortgage-related and other
                                                                  asset-backed securities, and securities issued or
                                                                  guaranteed by the U.S. Government, its agencies or
                                                                  instrumentalities. The Portfolio may invest up to 15% of
                                                                  total assets in high-yield instruments and up to 25% of
                                                                  total assets in foreign debt securities.
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IING VP INDEX PLUS LARGECAP PORTFOLIO                              Seeks to outperform the total return performance of the
    (Class S)                                                     Standard & Poor's 500 Composite Index (S&P 500), while
    INVESTMENT ADVISER:  ING Investments, LLC                     maintaining a market level of risk. Invests at least 80% of
    INVESTMENT SUBADVISER:  Aeltus Investment                     net assets in stocks included in the S&P 500. The
       Management, Inc.
                                                                  subadviser's objective is to overweight those stocks in the
                                                                  S&P 500 that they believe will outperform the index and
                                                                  underweight or avoid those stocks in the S&P 500 that they believe will underperform the index.
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ING VARIABLE PRODUCTS TRUST
     7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258
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ING VP GROWTH OPPORTUNITIES PORTFOLIO                             Seeks long-term growth of capital. Invests primarily in
    (Service Class)                                               common stock of U.S. companies that the portfolio managers
    INVESTMENT ADVISER:  ING Investments, LLC                     feel have above average prospects for growth. Under normal market conditions, invests at least 65% of total assets in securities purchased on the basis of the potential for
                                                                  capital appreciation. These securities may be from
                                                                  large-cap, mid-cap or small-cap companies.
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ING VP MAGNACAP PORTFOLIO  (Service Class)                        Seeks growth of capital, with dividend income as a
    INVESTMENT ADVISER:  ING Investments, LLC                     secondary consideration. Normally invests at least 80% of
                                                                  assets in common stocks of large companies, which are those included in the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow or earnings, or the
                                                                  1,000 largest companies as measured by equity market
                                                                  capitalization.
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ING VP SMALLCAP OPPORTUNITIES PORTFOLIO                           Seeks long-term capital appreciation. Normally invests at
    (Service Class)                                               least 80% of assets in the common stock of smaller,
    INVESTMENT ADVISER:  ING Investments, LLC                     lesser-known U.S. companies that are believed to have above average prospects for growth. For this Portfolio, smaller
                                                                  companies are those with market capitalizations that fall
                                                                  within the range of companies in the Russell 2000 Index.
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AIM VARIABLE INSURANCE FUNDS
     11 Greenway Plaza, Suite 100, Houston, TX 77046-1173
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AIM V.I. DENT DEMOGRAPHIC TRENDS FUND (Series II)                 Seeks long-term growth of capital. Seeks to meet its
    INVESTMENT ADVISER:  A I M Advisors, Inc.                     objective by investing in securities of companies that are
    INVESTMENT SUBADVISER:  H.S. Dent Advisors, Inc.              likely to benefit from changing demographic, economic and
                                                                  lifestyle trends. These securities may include common
                                                                  stocks, convertible bonds, convertible preferred stocks and warrants of companies within a broad range of market
                                                                  capitalizations.
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FIDELITY(R) VARIABLE INSURANCE PRODUCTS PORTFOLIO
     82 Devonshire Street, Boston, MA 02109
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FIDELITY(R)VIP EQUITY-INCOME PORTFOLIO (Service                   Seeks reasonable income. Also considers the potential for
    Class 2)                                                      capital appreciation. Seeks to achieve a yield which
    INVESTMENT ADVISER: Fidelity Management & Research            exceeds the composite yield on the securities comprising
    Co.                                                           the Standard & Poor's 500 Index. Normally invests at least
    INVESTMENT SUBADVISER: Subadviser: FMR Co., Inc.              80% of total assets in income-producing equity securities
                                                                  (which tends to lead to investments in large cap "value"
                                                                  stocks).
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FIDELITY(R)VIP GROWTH PORTFOLIO (Service Class 2)                 Seeks to achieve capital appreciation. Normally invests
    INVESTMENT ADVISER: Fidelity Management & Research            primarily in common stocks of companies the investment
    Co.                                                           adviser believes have above-average growth potential
    INVESTMENT SUBADVISER: Subadviser: FMR Co., Inc.              (often called "growth" stocks).
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INVESCO VARIABLE INVESTMENT FUNDS, INC.
     7800 East Union Avenue, Denver, CO 80237
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INVESCO VIF-- FINANCIAL SERVICES FUND                             Seeks capital growth. The Fund normally invests at least
    INVESTMENT ADVISER:  INVESCO Variable Investment Funds, Inc.  80% of its net assets in the equity securities and
    INVESTMENT SUBADVISER:  INVESCO Funds Group, Inc.             equity-related instruments of companies involved in the
                                                                  financial services sector. These companies include, but are not limited to, banks (regional and money centers),
                                                                  insurance companies (life, property and casualty, and
                                                                  multi-line), investment and miscellaneous industries (asset managers, brokerage firms, and government sponsored
                                                                  agencies) and suppliers to financial services companies. At any given time, 20% of the Fund's assets is not required to be invested in the sector. In general, the Fund emphasizes companies that INVESCO believes are strongly managed and
                                                                  will generate above-average long-term capital appreciation.
----------------------------------------------------------------- ------------------------------------------------------------
----------------------------------------------------------------- ------------------------------------------------------------

INVESCO VIF-- HEALTH SCIENCES FUND                                Seeks capital growth by normally investing at least 80% of
    INVESTMENT ADVISER:  INVESCO Variable Investment Funds, Inc.  its net assets in the equity securities and equity-related
    INVESTMENT SUBADVISER:  INVESCO Funds Group, Inc.             instruments of companies that develop, produce, or
                                                                  distribute products or services related to health care.
                                                                  These companies include, but are not limited to, medical
                                                                  equipment or supplies, pharmaceuticals, biotechnology, and health care providers and services companies. At any given time, 20% of the Fund's assets is not required to be
                                                                  invested in the sector.
----------------------------------------------------------------- ------------------------------------------------------------
----------------------------------------------------------------- ------------------------------------------------------------

INVESCO VIF-- LEISURE FUND                                        Seeks capital growth. The Fund normally invests at least
    INVESTMENT ADVISER:  INVESCO Variable Investment Funds, Inc.  80% of its net assets in the equity securities and
    INVESTMENT SUBADVISER:  INVESCO Funds Group, Inc.             equity-related instruments of companies engaged in the
                                                                  design, production, and distribution of products related to leisure activities. These industries include, but are not
                                                                  limited to, hotels/gaming, publishing, advertising,
                                                                  beverages, audio/video, broadcasting-radio/TV, cable &
                                                                  satellite operators, cable & satellite programmers, motion pictures & TV, recreation services/entertainment, retail,
                                                                  and toys. At any given time, 20% of the Fund's assets is not required to be invested in the sector.
----------------------------------------------------------------- ------------------------------------------------------------
----------------------------------------------------------------- ------------------------------------------------------------

INVESCO VIF-- UTILITIES FUND                                      Seeks capital growth. It also seeks current income. The
    INVESTMENT ADVISER:  INVESCO Variable Investment Funds, Inc.  Fund normally invests at least 80% of its net assets in the
    INVESTMENT SUBADVISER:  INVESCO Funds Group, Inc.             equity securities and equity-related instruments of
                                                                  companies engaged in utilities-related industries. These
                                                                  include, but are not limited to, companies that produce,
                                                                  generate, transmit, or distribute natural gas or
                                                                  electricity, as well as in companies that provide
                                                                  telecommunications services, including local, long distance and wireless. A portion of the Fund's assets are not
                                                                  required to be invested in the sector.
----------------------------------------------------------------- ------------------------------------------------------------
----------------------------------------------------------------- ------------------------------------------------------------
LIBERTY VARIABLE INSURANCE TRUST
     600 Atlantic Avenue, Boston, MA 02210
----------------------------------------------------------------- ------------------------------------------------------------
----------------------------------------------------------------- ------------------------------------------------------------

COLONIAL SMALL CAP VALUE FUND (CLASS B)                           Seeks long-term growth by investing primarily in small
    INVESTMENT ADVISER:  Columbia Management                      capitalization equities.
       Advisers, Inc.
----------------------------------------------------------------- ------------------------------------------------------------
----------------------------------------------------------------- ------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST
     840 Newport Center Drive, Suite 300, Newport Beach, CA
92660
----------------------------------------------------------------- ------------------------------------------------------------
----------------------------------------------------------------- ------------------------------------------------------------

PIMCO HIGH YIELD PORTFOLIO                                        Seeks maximum total return, consistent with preservation
  INVESTMENT ADVISER: Pacific Investment                          of capital and prudent investment management.
       Management Co.
----------------------------------------------------------------- ------------------------------------------------------------
----------------------------------------------------------------- ------------------------------------------------------------

PIMCO STOCKSPLUS GROWTH AND INCOME PORTFOLIO                      Seeks total return which exceeds that of the S&P 500.
    INVESTMENT ADVISER:  Pacific Investment
       Management Co.
----------------------------------------------------------------- ------------------------------------------------------------
----------------------------------------------------------------- ------------------------------------------------------------
PIONEER VARIABLE CONTRACTS TRUST
     60 State Street, Boston, MA 02109
----------------------------------------------------------------- ------------------------------------------------------------
----------------------------------------------------------------- ------------------------------------------------------------

PIONEER FUND VCT PORTFOLIO (Class II)                             Seeks reasonable income and capital growth. Invests in a
    INVESTMENT ADVISER:  Pioneer Investment Management, Inc.      broad list of carefully selected, reasonably priced
                                                                  securities rather than in securities whose prices reflect
                                                                  a premium resulting from their current market popularity.
                                                                  Invests the major portion of its assets in equity
                                                                  securities, primarily of U.S. issuers.
----------------------------------------------------------------- ------------------------------------------------------------
----------------------------------------------------------------- ------------------------------------------------------------

PIONEER MID CAP VALUE VCT PORTFOLIO (Class II)                    Seeks capital appreciation by investing in a diversified
    INVESTMENT ADVISER:  Pioneer Investment Management, Inc.      portfolio of securities consisting primarily of common
                                                                  stocks. Normally, invests at least 80% of total assets in
                                                                  equity securities of mid-size companies, that is, companies with market values within the range of market values of
                                                                  companies included in the Russell Midcap(R) Value Index.
----------------------------------------------------------------- ------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
PRO FUNDS VP
     3435 Stelzer Road, Suite 1000, P.O. Box 182100, Columbus, OH 43218-2000
------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------- ------------------------------------------------------------

PROFUND VP BULL                                                   Seeks daily investment results, before fees and expenses,
    INVESTMENT ADVISER: ProFund Advisors, LLC                     that correspond to the daily performance of the S&P 500
                                                                  Index.
----------------------------------------------------------------- ------------------------------------------------------------
----------------------------------------------------------------- ------------------------------------------------------------

PROFUND VP EUROPE 30                                              Seeks daily investment results, before fees and expenses,
    INVESTMENT ADVISER:  ProFund Advisors, LLC                    that correspond to the daily performance of the ProFunds
                                                                  Europe 30 Index.
----------------------------------------------------------------- ------------------------------------------------------------
----------------------------------------------------------------- ------------------------------------------------------------

PROFUND VP RISING RATES OPPORTUNITY                               Seeks daily investment results, before fees and expenses,
    INVESTMENT ADVISER: ProFund Advisors, LLC                     that correspond to one and one-quarter times (125%) the
                                                                  inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond").
----------------------------------------------------------------- ------------------------------------------------------------
----------------------------------------------------------------- ------------------------------------------------------------

PROFUND VP SMALL-CAP                                              Seeks daily investment results, before fees and expenses,
    INVESTMENT ADVISER:  ProFund Advisors, LLC                    that correspond to the daily performance of the Russell
                                                                  2000 Index.
----------------------------------------------------------------- ------------------------------------------------------------
----------------------------------------------------------------- ------------------------------------------------------------
PRUDENTIAL SERIES FUND, INC.
     751 Broad Street, Newark, NJ 07102
----------------------------------------------------------------- ------------------------------------------------------------
----------------------------------------------------------------- ------------------------------------------------------------

JENNISON PORTFOLIO (Class II)                                     Seeks to achieve long-term growth of capital. Invests
    INVESTMENT ADVISER:  Prudential Investments, LLC              primarily in equity securities of major, established
    INVESTMENT SUBADVISER:  Jennison Associates, LLC              corporations that the investment adviser believes offer
                                                                  above-average growth prospects. May invest up to 30% of
                                                                  total assets in foreign securities. Normally invests 65% of total assets in common stocks and preferred stocks of
                                                                  companies with capitalization in excess of $1 billion.
----------------------------------------------------------------- ------------------------------------------------------------
----------------------------------------------------------------- ------------------------------------------------------------

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO (Class II)             Seeks long-term growth of capital. Invests in
    INVESTMENT ADVISER:  Prudential Investments, LLC              equity-related securities of foreign issuers that the
    INVESTMENT SUBADVISER:  Jennison Associates, LLC              subadviser thinks will increase in value over a period of
                                                                  years. Invests primarily in the common stock of large and
                                                                  medium-sized foreign companies. Under normal circumstances, invests at least 65% of total assets in common stock of
                                                                  foreign companies operating or based in at least five
                                                                  different countries.
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 APPENDIX  C
--------------------------------------------------------------------------------



                                FIXED ACCOUNT II


Fixed Account II ("Fixed Account") is an optional fixed interest allocation offered during the accumulation phase of your variable annuity contract between you and ING USA Annuity and Life Insurance Company ("ING USA," the "Company," "we" or "our"). The Fixed Account, which is a segregated asset account of ING USA, provides a means for you to invest on a tax-deferred basis and earn a guaranteed interest for guaranteed interest periods (Fixed Interest Allocation(s)). We will credit your Fixed Interest Allocation(s) with a fixed rate of interest. We currently offer Fixed Interest Allocations with guaranteed interest periods of 5, 7 and 10 years. In addition, we may offer DCA Fixed Interest Allocations, which are 6-month and 1-year Fixed Interest Allocations available exclusively in connection with our dollar cost averaging program. We may offer additional guaranteed interest periods in some or all states, may not offer all guaranteed interest periods on all contracts or in all states and the rates for a given guaranteed interest period may vary among contracts. We set the interest rates periodically. We may credit a different interest rate for each interest period. The interest you earn in the Fixed Account as well as your principal is guaranteed by ING USA, as long as you do not take your money out before the maturity date for the applicable interest period. If you take your money out from a Fixed Interest Allocation more than 30 days before the applicable maturity date, we will apply a market value adjustment ("Market Value Adjustment"). A Market Value Adjustment could increase or decrease your contract value and/or the amount you take out. A surrender charge may also apply to withdrawals from your contract. You bear the risk that you may receive less than your principal because of the Market Value Adjustment.

For contracts sold in some states, not all Fixed Interest Allocations are available. You have a right to return a contract for a refund as described in the prospectus.

THE FIXED ACCOUNT

You may allocate premium payments and transfer your Contract value to the guaranteed interest periods of the Fixed Account during the accumulation period as described in the prospectus. Every time you allocate money to the Fixed Account, we set up a Fixed Interest Allocation for the guaranteed interest period you select. We will credit your Fixed Interest Allocation with a guaranteed interest rate for the interest period you select, so long as you do not withdraw money from that Fixed Interest Allocation before the end of the guaranteed interest period. Each guaranteed interest period ends on its maturity date which is the last day of the month in which the interest period is scheduled to expire.

Your Contract value in the Fixed Account is the sum of your Fixed Interest Allocations and the interest credited as adjusted for any withdrawals, transfers or other charges we may impose, including any Market Value Adjustment. Your Fixed Interest Allocation will be credited with the guaranteed interest rate in effect for the guaranteed interest period you selected when we receive and accept your premium or reallocation of Contract value. We will credit interest daily at a rate that yields the quoted guaranteed interest rate.

If you surrender, withdraw, transfer or annuitize your investment in a Fixed Interest Allocation more than 30 days before the end of the guaranteed interest period, we will apply a Market Value Adjustment to the transaction. A Market Value Adjustment could increase or decrease the amount you surrender, withdraw, transfer or annuitize, depending on current interest rates at the time of the transaction. You bear the risk that you may receive less than your principal because of the Market Value Adjustment.

GUARANTEED INTEREST RATES

Each Fixed Interest Allocation will have an interest rate that is guaranteed as long as you do not take your money out until its maturity date. We do not have a specific formula for establishing the guaranteed interest rates for the different guaranteed interest periods. We determine guaranteed interest rates at our sole discretion. We cannot predict the level of future interest rates. For more information see the prospectus for the Fixed Account.

TRANSFERS FROM A FIXED INTEREST ALLOCATION

You may transfer your Contract value in a Fixed Interest Allocation to one or more new Fixed Interest Allocations with new guaranteed interest periods, or to any of the subaccounts of ING USA's Separate Account B as described in the prospectus on the maturity date of a guaranteed interest period. The minimum amount that you can transfer to or from any Fixed Interest Allocation is $100. Transfers from a Fixed Interest Allocation may be subject to a Market Value Adjustment. If you have a special Fixed Interest Allocation that was offered exclusively with our dollar cost averaging program, cancelling dollar cost averaging will cause a transfer of the entire Contract value in such Fixed Interest Allocation to the Liquid Assets subaccount, and such a transfer will be subject to a Market Value Adjustment.

Please be aware that the benefit we pay under certain optional benefit riders will be adjusted by any transfers you make to and from the Fixed Interest Allocations during specified periods while the rider is in effect. See "Optional Riders" in the prospectus.

WITHDRAWALS FROM A FIXED INTEREST ALLOCATION

During the accumulation phase, you may withdraw a portion of your Contract value in any Fixed Interest Allocation. You may make systematic withdrawals of only the interest earned during the prior month, quarter or year, depending on the frequency chosen, from a Fixed Interest Allocation under our systematic withdrawal option. A withdrawal from a Fixed Interest Allocation may be subject to a Market Value Adjustment and a contract surrender charge. Be aware that withdrawals may have federal income tax consequences, including a 10% penalty tax, as well as state income tax consequences.

Please be aware that the benefit we pay under any of the optional benefit riders will be reduced by any withdrawals you made from the Fixed Interest Allocations during the period while the rider is in effect. See "Optional Riders" in the prospectus.

MARKET VALUE ADJUSTMENT

A Market Value Adjustment may decrease, increase or have no effect on your Contract value. We will apply a Market Value Adjustment (i) whenever you withdraw or transfer money from a Fixed Interest Allocation (unless made within 30 days before the maturity date of the applicable guaranteed interest period, or under the systematic withdrawal or dollar cost averaging program) and (ii) if on the annuity start date a guaranteed interest period for any Fixed Interest Allocation does not end on or within 30 days of the annuity start date.

A Market Value Adjustment may be positive, negative or result in no change. In general, if interest rates are rising, you bear the risk that any Market Value Adjustment will likely be negative and reduce your Contract value. On the other hand, if interest rates are falling, it is more likely that you will receive a positive Market Value Adjustment that increases your Contract value. In the event of a full surrender, transfer or annuitization from a Fixed Interest Allocation, we will add or subtract any Market Value Adjustment from the amount surrendered, transferred or annuitized. In the event of a partial withdrawal, transfer or annuitization, we will add or subtract any Market Value Adjustment from the total amount withdrawn, transferred or annuitized in order to provide the amount requested. If a negative Market Value Adjustment exceeds your Contract value in the Fixed Interest Allocation, we will consider your request to be a full surrender, transfer or annuitization of the Fixed Interest Allocation.

CONTRACT VALUE IN THE FIXED INTEREST ALLOCATIONS On the contract date, the Contract value in any Fixed Interest Allocation in which you are invested is equal to the portion of the initial premium paid and designated for allocation to the Fixed Interest Allocation. On each business day after the contract date, we calculate the amount of Contract value in each Fixed Interest Allocation as follows:

     (1) We take the Contract value in the Fixed Interest Allocation at the end of the preceding business day.

     (2) We credit a daily rate of interest on (1) at the guaranteed rate since the preceding business day.


     (3)  We add (1) and

     (4)  We subtract from (3) any transfers from that Fixed Interest
          Allocation.

     (5) We subtract from (4) any withdrawals, and then subtract any contract fees (including any rider charges) and premium taxes.

Additional premium payments and transfers allocated to the Fixed Account will be placed in a new Fixed Interest Allocation. The Contract value on the date of allocation will be the amount allocated. Several examples which illustrate how the Market Value Adjustment works are included in the prospectus for the Fixed Account

CASH SURRENDER VALUE

The cash surrender value is the amount you receive when you surrender the Contract. The cash surrender value of amounts allocated to the Fixed Account will fluctuate daily based on the interest credited to Fixed Interest Allocations, any Market Value Adjustment, and any surrender charge. We do not guarantee any minimum cash surrender value. On any date during the accumulation phase, we calculate the cash surrender value as follows: we start with your Contract value, then we adjust for any Market Value Adjustment, and then we deduct any surrender charge, any charge for premium taxes, the annual contract administrative fee (unless waived), and any optional benefit rider charge, and any other charges incurred but not yet deducted.

DOLLAR COST AVERAGING FROM FIXED INTEREST ALLOCATIONS

You may elect to participate in our dollar cost averaging program if you have at least $1,200 of Contract value in Fixed Account Interest Allocations with a guaranteed interest period of 1 year or less. The Fixed Interest Allocations serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other Fixed Interest Allocations or contract investment portfolio subaccounts selected by you.

The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels. You elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100. You may change the transfer amount once each contract year.

Transfers from a Fixed Interest Allocation under the dollar cost averaging program are not subject to a Market Value Adjustment.

We may in the future offer additional subaccounts or withdraw any subaccount or Fixed Interest Allocation to or from the dollar cost averaging program or otherwise modify, suspend or terminate this program. Of course, such change will not affect any dollar cost averaging programs in operation at the time.

SUSPENSION OF PAYMENTS

We have the right to delay payment of amounts from a Fixed Interest Allocation for up to 6 months.

MORE INFORMATION

See the prospectus for Fixed Account II.

--------------------------------------------------------------------------------
 APPENDIX  D
--------------------------------------------------------------------------------



                             FIXED INTEREST DIVISION


A Fixed Interest Division option is available through the group and individual deferred variable annuity contracts offered by ING USA Annuity and Life Insurance Company. The Fixed Interest Division is part of the ING USA General Account. Interests in the Fixed Interest Division have not been registered under the Securities Act of 1933, and neither the Fixed Interest Division nor the General Account are registered under the Investment Company Act of 1940.

Interests in the Fixed Interest Division are offered in certain states through an Offering Brochure, dated May 1, 2003. The Fixed Interest Division is different from the Fixed Account which is described in the prospectus but which is not available in your state. If you are unsure whether the Fixed Account is available in your state, please contact our Customer Service Center at (800) 366-0066. When reading through the Prospectus, the Fixed Interest Division should be counted among the various investment options available for the allocation of your premiums, in lieu of the Fixed Account. The Fixed Interest Division may not be available in some states. Some restrictions may apply.

You will find more complete information relating to the Fixed Interest Division in the Offering Brochure. Please read the Offering Brochure carefully before you invest in the Fixed Interest Division.

--------------------------------------------------------------------------------
 APPENDIX  E
--------------------------------------------------------------------------------



                 SURRENDER CHARGE FOR EXCESS WITHDRAWALS EXAMPLE


The following assumes you made an initial premium payment of $10,000 and additional premium payments of $10,000 in each of the second and third contract years, for total premium payments under the Contract of $30,000. It also assumes a withdrawal at the end of the third contract year of 30% of the contract value of $35,000, that the Standard Death Benefit was selected and that the applicable minimum required distribution ("MRD") is $2,000.

In this example, $3,500 (10% of contract value) is the maximum free withdrawal amount that you may withdraw without a surrender charge. The total amount withdrawn from the contract would be $10,500 ($35,000 x .30). Therefore, $7,000 (10,500 - 3,500) is considered an excess withdrawal of a part of the initial premium payment of $10,000 and would be subject to a 4% surrender charge of $280 ($7,000 x .04). The amount of the withdrawal paid to you will be $10,220 ($10,500 - $280).

If the MRD had been $4,000, instead of $2,000, the amount subject to the 4% surrender charge would be $6,500 ($10,500 - $4,000) and a surrender charge of $260 ($6,500 x .04) would apply. This example does not take into account any Market Value Adjustment or deduction of any premium taxes.

--------------------------------------------------------------------------------
 APPENDIX  F
--------------------------------------------------------------------------------



           EXAMPLES OF PRO-RATA WITHDRAWAL ADJUSTMENT FOR 7% SOLUTION
                             DEATH BENEFIT ELEMENT


These examples assume that withdrawals have not exceeded 7% of premium in any year. They apply to the 7% Solution Death Benefit Element of the Max 7 Death Benefit.

EXAMPLE #1:  THE CONTRACT VALUE (AV) IS LOWER THAN THE DEATH BENEFIT

     Assume a premium payment of $100,000, AV at the time of withdrawal of $87,000 and a 7% Solution minimum guarantee death benefit ("MGDB") at the time of withdrawal of $127,000. A total withdrawal of $27,000 is made. The withdrawal is a combination of Special Withdrawal and Pro-rata Withdrawal. Calculate the Effect of the Withdrawal

     1. The Special Withdrawal is $7,000 (7% of $100,000). MGDB after Special Withdrawal = $120,000 ($127,000 - $7,000) AV after Special Withdrawal = $80,000 ($87,000 - $7,000) The Pro-rata Withdrawal is $20,000
          ($27,000 - $7,000).

     2. Pro-rata Withdrawal Adjustment to MGDB = $30,000 ($120,000 * ($20,000 /$80,000)) MGDB after Pro-rata Withdrawal = $90,000 ($120,000 -
          $30,000) AV after Pro-rata Withdrawal = $60,000 ($80,000 - $20,000)

EXAMPLE #2:  THE CONTRACT VALUE (AV) IS GREATER THAN THE DEATH BENEFIT

     Assume a premium payment of $100,000, AV at the time of withdrawal of $167,000 and a 7% Solution minimum guarantee death benefit ("MGDB") at the time of withdrawal of $127,000. A total withdrawal of $27,000 is made. The withdrawal is a combination of Special Withdrawal and Pro-rata Withdrawal.

Calculate the Effect of the Withdrawal

     1. The Special Withdrawal is $7,000 (7% of $100,000). MGDB after Special Withdrawal = $120,000 ($127,000 - $7,000) AV after Special Withdrawal = $160,000 ($167,000 - $7,000) The Pro-rata Withdrawal is $20,000
          ($27,000 - $7,000).

     2. Pro-rata Withdrawal Adjustment to MGDB = $15,000 ($120,000 * ($20,000 /$160,000)) MGDB after Pro-rata Withdrawal = $105,000 ($120,000 -
          $15,000) AV after Pro-rata Withdrawal = $140,000 ($160,000 - $20,000)

EXAMPLE #3:  THE CONTRACT VALUE (AV) IS EQUAL TO THE DEATH BENEFIT

     Assume a premium payment of $100,000, AV at the time of withdrawal of $127,000 and a 7% Solution minimum guarantee death benefit ("MGDB") at the time of withdrawal of $127,000. A total withdrawal of $27,000 is made. The withdrawal is a combination of Special Withdrawal and Pro-rata Withdrawal.

Calculate the Effect of the Withdrawal

     1. The Special Withdrawal is $7,000 (7% of $100,000). MGDB after Special Withdrawal = $120,000 ($127,000 - $7,000) AV after Special Withdrawal = $120,000 ($127,000 - $7,000) The Pro-rata Withdrawal is $20,000
          ($27,000 - $7,000).

     2. Pro-rata Withdrawal Adjustment to MGDB = $20,000 ($120,000 * ($20,000 / $120,000)) MGDB after Pro-rata Withdrawal = $100,000 ($120,000 -
          $20,000) AV after Pro-rata Withdrawal = $100,000 ($120,000 - $20,000)

--------------------------------------------------------------------------------
 APPENDIX  G
--------------------------------------------------------------------------------



                    SPECIAL FUNDS AND EXCLUDED FUNDS EXAMPLES


     EXAMPLE #1: The following examples are intended to demonstrate the impact on your 7% Solution Death Benefit Element ("7% MGDB") of allocating your Contract Value to Special Funds.

-----------------------------------------    ---------------------------------------    --------------------------------------
        7% MGDB IF 50% INVESTED                      7% MGDB IF 0% INVESTED                   7% MGDB IF 100% INVESTED
            IN SPECIAL FUNDS                            IN SPECIAL FUNDS                          IN SPECIAL FUNDS
-----------------------------------------    ---------------------------------------    --------------------------------------
END OF YR   COVERED   SPECIAL    TOTAL       END OF YR  COVERED  SPECIAL    TOTAL       END OF YR COVERED   SPECIAL   TOTAL
      0       500       500      1,000            0      1,000       --     1,000            0        0       1000     1000
      1       535       500      1,035            1      1,070       --     1,070            1        0       1000     1000
      2       572       500      1,072            2      1,145       --     1,145            2        0       1000     1000
      3       613       500      1,113            3      1,225       --     1,225            3        0       1000     1000
      4       655       500      1,155            4      1,311       --     1,311            4        0       1000     1000
      5       701       500      1,201            5      1,403       --     1,403            5        0       1000     1000
      6       750       500      1,250            6      1,501       --     1,501            6        0       1000     1000
      7       803       500      1,303            7      1,606       --     1,606            7        0       1000     1000
      8       859       500      1,359            8      1,718       --     1,718            8        0       1000     1000
      9       919       500      1,419            9      1,838       --     1,838            9        0       1000     1000
    10        984       500      1,484          10       1,967       --     1,967          10         0       1000     1000
-----------------------------------------    ---------------------------------------    --------------------------------------



-----------------------------------------    ---------------------------------------
       7% MGDB IF TRANSFERRED TO                   7% MGDB IF TRANSFERRED TO
             SPECIAL FUNDS                               COVERED FUNDS
       AT THE BEGINNING OF YEAR 6                  AT THE BEGINNING OF YEAR 6
-----------------------------------------    ---------------------------------------
END OF YR   COVERED   SPECIAL    TOTAL       END OF YR  COVERED  SPECIAL    TOTAL
      0      1,000        --     1,000            0         --    1,000     1,000
      1      1,070        --     1,070            1         --    1,000     1,000
      2      1,145        --     1,145            2         --    1,000     1,000
      3      1,225        --     1,225            3         --    1,000     1,000
      4      1,311        --     1,311            4         --    1,000     1,000
      5      1,403        --     1,403            5         --    1,000     1,000
      6         --     1,403     1,403            6      1,070       --     1,070
      7         --     1,403     1,403            7      1,145       --     1,145
      8         --     1,403     1,403            8      1,225       --     1,225
      9         --     1,403     1,403            9      1,311       --     1,311
    10          --     1,403     1,403          10       1,403       --     1,403
-----------------------------------------    ---------------------------------------

    EXAMPLE #2: The following examples are intended to demonstrate the impact on your 7% Solution Death Benefit Element ("7% MGDB") of allocating your Contract Value to Excluded Funds.

                     -----------------------------------------------------------------------------
                    7% MGDB IF 50% INVESTED IN EXCLUDED FUNDS
                     -----------------------------------------------------------------------------
                                      Covered           Excluded            Total
                                 --------------------------------------------------------
                      End of yr  7% MGDB                                                  Death
                                             AV    "7% MGDB"    AV    7% MGDB     AV     Benefit
                          0        500      500       500      500     1,000     1,000    1,000
                          1        535      510       535      510     1,045     1,020    1,045
                          2        572      490       572      490     1,062      980     1,062
                          3        613      520       613      520     1,133     1,040    1,133
                          4        655      550       655      550     1,205     1,100    1,205
                          5        701      450       701      450     1,151      900     1,151
                          6        750      525       750      525     1,275     1,050    1,275
                          7        803      600       803      600     1,403     1,200    1,403
                          8        859      750       859      750     1,609     1,500    1,609
                          9        919      500       919      500     1,419     1,000    1,419
                         10        984      300       984      300     1,284      600     1,284


                     -----------------------------------------    -----------------------------------------
                              7% MGDB IF 0% INVESTED                      7% MGDB IF 100% INVESTED
                                IN EXCLUDED FUNDS                            IN EXCLUDED FUNDS
                     -----------------------------------------    -----------------------------------------
                                      Covered                                     Excluded
                                --------------------                        ---------------------
                     End of yr                        Death       End of yr                        Death
                                 7% MGDB     AV      Benefit                "7% MGDB"     AV      Benefit
                         0        1,000     1,000     1,000           0       1,000     1,000      1,000
                         1        1,070     1,020     1,070           1       1,070     1,020      1,020
                         2        1,145       980     1,145           2       1,145       980        980
                         3        1,225     1,040     1,225           3       1,225     1,040      1,040
                         4        1,311     1,100     1,311           4       1,311     1,100      1,100
                         5        1,403       900     1,403           5       1,403       900        900
                         6        1,501     1,050     1,501           6       1,501     1,050      1,050
                         7        1,606     1,200     1,606           7       1,606     1,200      1,200
                         8        1,718     1,500     1,718           8       1,718     1,500      1,500
                         9        1,838     1,000     1,838           9       1,838     1,000      1,000
                         10       1,967       600     1,967          10       1,967       600        600
                     -----------------------------------------    -----------------------------------------



          Note: AV are hypothetical illustrative values. Not a projection. "7%
               MGDB" for Excluded funds is notional. Not payable as a benefit. Death Benefit for Excluded Funds equals Accumulation Value (AV)

           -------------------------------------------------------------------------------
                           TRANSFER FROM COVERED FUNDS TO EXCLUDED FUNDS
                                     AT THE BEGINNING OF YEAR 6
           -------------------------------------------------------------------------------
                           Covered            Excluded            Total
                      ---------------------------------------------------------
           end of yr  7% MGDB     AV     "7%         AV     7% MGDB     AV     Death
                                          MGDB"                                 Benefit
               --      1,000     1,000       --       --     1,000     1,000     1,000
                1      1,050     1,020       --       --     1,050     1,020     1,050
                2      1,103       980       --       --     1,103       980     1,103
                3      1,158     1,040       --       --     1,158     1,040     1,158
                4      1,216     1,100       --       --     1,216     1,100     1,216
                5      1,276       900       --       --     1,276       900     1,276
                6         --       --     1,340     1,050    1,050     1,050     1,050
                7         --       --     1,407     1,200    1,200     1,200     1,200
                8         --       --     1,477     1,500    1,500     1,500     1,500
                9         --       --     1,551     1,000    1,000     1,000     1,000
               10         --       --     1,629       600       600      600        600


           Note: 7% MGDB transferred to Excluded Funds equals the 7% MGDB in Covered Funds (or pro-rata portion thereof for partial transfer). Transfers from Special Funds to Excluded Funds work the same as Covered to Excluded (except 7% MGDB in Special Funds does not accumulate).



           -------------------------------------------------------------------------------
                           TRANSFER FROM EXCLUDED FUNDS TO COVERED FUNDS
                                     AT THE BEGINNING OF YEAR 6

           -------------------------------------------------------------------------------
                           Covered            Excluded            Total
                      ---------------------------------------------------------
           end of yr  7% MGDB     AV     "7%         AV     7% MGDB     AV     Death
                                          MGDB"                                 Benefit
               --         --       --     1,000     1,000    1,000     1,000     1,000
               1          --       --     1,050     1,020    1,020     1,020     1,020
               2          --       --     1,103       980      980       980       980
               3          --       --     1,158     1,040    1,040     1,040     1,040
               4          --       --     1,216     1,100    1,100     1,100     1,100
               5          --       --     1,276       900      900       900       900
               6          945    1,050       --        --      945     1,050     1,050
               7          992    1,200       --        --      992     1,200     1,200
               8        1,042    1,500       --        --    1,042     1,500     1,500
               9        1,094    1,000       --        --    1,094     1,000     1,094
              10        1,149      600       --        --    1,149       600     1,149
           -------------------------------------------------------------------------------

              Note: 7% MGDB transferred to Covered Funds is the lesser of 7%
                    MGDB in Excluded Funds (or portion thereof for partial transfer) and AV transferred to Covered Funds. Transfers from Excluded Funds to Special Funds work the same as Excluded to Covered (except 7% MGDB in Special Funds does not accumulate).

--------------------------------------------------------------------------------
 APPENDIX  H
--------------------------------------------------------------------------------



 EXAMPLES OF ADJUSTMENTS TO THE MGWB WITHDRAWAL ACCOUNT AND THE MAXIMUM ANNUAL
  WITHDRAWAL AMOUNT FOR WITHDRAWALS IN EXCESS OF THE MAXIMUM ANNUAL WITHDRAWAL
                      AMOUNT ("EXCESS WITHDRAWAL AMOUNT")

EXAMPLE #1: OWNER HAS INVESTED ONLY IN COVERED FUNDS

     Assume the Contract Value ("CV") before the withdrawal is $100,000 and is invested in Covered Funds only, the Eligible Payment Amount ("EPA") is $100,000, the Maximum Annual Withdrawal Amount ("MAW") is $7,000, the MGWB Withdrawal Account allocated to Covered Funds ("Covered Withdrawal Account") is $120,000, and a withdrawal of $10,000 is made. The effect of the withdrawal is calculated as follows:

     The new CV is $90,000 ($100,000 - $10,000).

     The Excess Withdrawal Amount is $3,000 ($10,000 - $7,000).

     The Covered Withdrawal Account is first reduced dollar-for-dollar by the portion of the withdrawal up to the MAW to $113,000 ($120,000 - $7,000), and is then reduced pro-rata based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $109,354.84 ($113,000 * (1 - $3,000 / 93,000)).

     The EPA is reduced pro-rata based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)). The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied pro-rata regardless of whether CV is allocated to Covered or Excluded Funds. The MAW is then recalculated to be 7% of the new EPA or $6,774.19 ($96.774.19 * 7%).

EXAMPLE #2: OWNER HAS INVESTED ONLY IN EXCLUDED FUNDS

     Assume the Contract Value ("CV") before the withdrawal is $100,000 and is invested in Excluded Funds only, the Eligible Payment Amount ("EPA") is $100,000, the Maximum Annual Withdrawal Amount ("MAW") is $7,000, the MGWB Withdrawal Account allocated to Excluded Funds ("Excluded Withdrawal Account") is $120,000, and a withdrawal of $10,000 is made. The effect of the withdrawal is calculated as follows:

     The new CV is $90,000 ($100,000 - $10,000).

     The Excess Withdrawal Amount is $3,000 ($10,000 - $7.000).

     The Excluded Withdrawal Account is reduced pro-rata based on the ratio of the entire amount withdrawn to the CV (before the withdrawal) to $108,000 ($120,000 * (1 - $10,000 / $100,000)).

     The EPA is reduced pro-rata based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000/$93,000)). The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied pro-rata regardless of whether CV is allocated to Covered or Excluded Funds. The MAW is then recalculated to be 7% of the new EPA or $6,774.19 ($96.774.19 * 7%).

EXAMPLE #3: OWNER HAS INVESTED IN BOTH COVERED AND EXCLUDED FUNDS

     Assume the Contract Value ("CV") before the withdrawal is $100,000 and is invested $60,000 in Covered Funds and $40,000 in Excluded Funds. Further assume that the Eligible Payment Amount ("EPA") is $100,000, the Maximum Annual Withdrawal Amount ("MAW") is $7,000, the MGWB Withdrawal Account allocated to Covered Funds ("Covered Withdrawal Account") is $75,000, the MGWB Withdrawal Account allocated to Excluded Funds ("Excluded Withdrawal Account") is $45,000, and a withdrawal is made of $10,000 ($8,000 from Covered Funds and $2,000 from Excluded Funds).

     The new CV for Covered Funds is $52,000 ($60,000 - $8,000), and the new CV for Excluded Funds is $38,000 ($40,000 - $2,000).

     The Covered Withdrawal Account is first reduced dollar-for-dollar by the lesser of the MAW ($7,000) and the amount withdrawn from Covered Funds ($8,000) to $68,000 ($75,000 - $7,000), and is then reduced pro-rata based on the ratio of any Excess Withdrawal Amount from Covered Funds to the CV in Covered Funds (after being reduced for the withdrawal up to the MAW) to $66,716.98 ($68,000 * (1 - $1,000 / $53,000).

     The Excluded Withdrawal Account is reduced pro-rata based on the ratio of the amount withdrawn from Excluded Funds to the CV in Excluded Funds (prior to the withdrawal) to $42,750 ($45,000 * (1 - $2,000 / $40,000)).

The EPA is reduced pro-rata based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)). The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied pro-rata regardless of whether CV is allocated to Covered or Excluded Funds. The MAW is then recalculated to be 7% of the new EPA or $6,774.19 ($96.774.19 * 7%).

--------------------------------------------------------------------------------
 APPENDIX  I
--------------------------------------------------------------------------------



                   DEATH BENEFITS FOR PRE-2001 CONTRACT OWNERS


The purpose of this appendix is to describe the death benefit and mortality and expense charges applicable to contract owners in the Pre-2001 category. OTHER THAN AS SPECIFIED BELOW, PLEASE SEE THE PROSPECTUS FOR A FULL DESCRIPTION OF YOUR DEATH BENEFIT OPTIONS AND OTHER CONTRACT FEATURES. CAPITALIZED TERMS HAVE THE SAME MEANING AS DESCRIBED IN THE PROSPECTUS. IF YOU ARE UNSURE OF WHICH CATEGORY APPLIES TO YOU, PLEASE CALL OUR CUSTOMER SERVICE CENTER.

DEATH BENEFIT

If you die before the annuity start date, we determine the death benefit as follows. If you are age 67 or younger at the time of purchase, the death benefit is the greatest of:

     1)   the contract value;

     2) the total premium payments made under the Contract after subtracting any withdrawals;

     3)   the cash surrender value; or

     4) the highest contract value (plus subsequent premiums less subsequent withdrawals) determined on every contract anniversary on or before your death beginning with the 8th anniversary and ending on the last anniversary prior to you attaining age 76.

If you are between ages 68 and 75 at the time of purchase, the death benefit is the greatest of:

     1)   the contract value;

     2) the total premium payments made under the Contract after subtracting any withdrawals;

     3)   the cash surrender value; or

     4) the contract value (plus subsequent premiums less subsequent withdrawals) determined on the 8th contract anniversary but on or before your death. If you are age 76 or older at the time of purchase, the death benefit is the greater of: 1) the contract value; or 2) the cash surrender value. Note: In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted.

MORTALITY AND EXPENSE RISK CHARGE

The mortality and expense risk charge and the asset-based administrative charge, on an annual basis, for Category Pre-Year 2001 contract owners are as follows:

          Mortality & Expense Risk Charge                      1.25%
          Asset-Based Administrative Charge                    0.15%
              Total                                            1.40%



The mortality and expense risk charge is deducted each business day at the rate of .003857% for each day since the previous business day.

DEATH BENEFIT FOR EXCLUDED FUNDS

We will be designating certain investment portfolios as "Excluded Funds." Excluded Funds will include certain investment portfolios that, due to their volatility, will be excluded from the death benefit guarantees that might otherwise be provided. We may add new portfolios as Excluded Funds. We may also reclassify an existing portfolio as an Excluded Fund or remove such classification upon 30 days notice to you. Such reclassification will apply only to amounts transferred or otherwise added to such portfolio after the effective date of the reclassification. Investment in Excluded Funds will impact your death benefit.

For the period of time, and to the extent, that you allocate premium or contract value to Excluded Funds, your death benefit attributable to that allocation will equal the contract value of that allocation. Any guarantee of death benefit in excess of contract value otherwise provided with regard to allocations to Non-Excluded Funds, does not apply to allocations to Excluded Funds. The death benefit provided under the Contract may be reduced to the extent that you allocate premium or contract value to Excluded Funds.

Transfers from Excluded Funds to Non-Excluded funds will reduce all death benefit components for Excluded Funds on a pro-rata basis. Except with respect to any maximum guaranteed death benefit, the resulting increase in the Non-Excluded Funds death benefit component will equal the lesser of the reduction in the death benefit for Excluded Funds and the contract value transferred. With respect to the maximum guaranteed death benefit, where applicable, the resulting increase in the Non-Excluded Funds maximum guaranteed death benefit will equal the reduction in the maximum guaranteed death benefit for Excluded Funds.

Transfers from Non-Excluded Funds to Excluded Funds will reduce the Non-Excluded Funds death benefit components on a pro-rata basis. The resulting increase in the death benefit components of Excluded Funds will equal the reduction in the Non-Excluded Funds death benefit components.

Adjustments for transfers involving both Excluded Funds and Special Funds will be calculated separately from adjustments for transfers involving Excluded Funds and Non-Special Funds, where applicable.

--------------------------------------------------------------------------------
 APPENDIX  J
--------------------------------------------------------------------------------



                   DEATH BENEFITS FOR YR-2001 CONTRACT OWNERS


The purpose of this appendix is to describe the death benefits applicable to contract owners in the Yr-2001 category. OTHER THAN AS SPECIFIED BELOW, PLEASE SEE THE PROSPECTUS FOR A FULL DESCRIPTION OF YOUR DEATH BENEFIT OPTIONS AND OTHER CONTRACT FEATURES. CAPITALIZED TERMS HAVE THE SAME MEANING AS DESCRIBED IN THE PROSPECTUS. IF YOU ARE UNSURE OF WHICH CATEGORY APPLIES TO YOU, PLEASE CALL OUR CUSTOMER SERVICE CENTER. AS USED IN THIS APPENDIX, "NON-SPECIAL FUNDS" HAS THE SAME MEANING AS "COVERED FUNDS" IN THE PROSPECTUS.

We use the Base Death Benefit to help determine the minimum death benefit payable under each of the death benefit options described below. You do not elect the Base Death Benefit. The Base Death Benefit is equal to the greater of:

     1)   the contract value; and

     2)   the cash surrender value.

The STANDARD DEATH BENEFIT equals the GREATEST of the Base Death Benefit, the floor, and the SUM of:

     1)   the contract value allocated to Special Funds; and

     2) the Standard Minimum Guaranteed Death Benefit for amounts allocated to Non-Special Funds.

The Standard Minimum Guaranteed Death Benefit equals:

     1) the initial premium payment allocated to Special and Non-Special Funds, respectively;

     2) increased by premium payments and adjusted for transfers, allocated to Special and Non-Special Funds, respectively, after issue; and

     3) reduced by a pro-rata adjustment for any withdrawal or transfer taken from the Special and Non-Special Funds, respectively.

In the event of transfers from Special to Non-Special funds, the increase in the Minimum Guaranteed Death Benefit of the Non-Special Fund will equal the lesser of the reduction in the Minimum Guaranteed Death Benefit in the Special Fund and the contract value transferred. In the event of transfers from Non-Special to Special Funds, the increase in the Minimum Guaranteed Death Benefit of the Special Fund will equal the reduction in the Minimum Guaranteed Death Benefit in the Non-Special Fund.

THE FLOOR FOR THE DEATH BENEFIT IS the total premium payments made under the Contract reduced by a pro-rata adjustment for any withdrawal.

ENHANCED DEATH BENEFIT OPTIONS. Under the Enhanced Death Benefit options, if you die before the annuity start date, your beneficiary will receive the greater of the Standard Death Benefit and the Enhanced Death Benefit option elected. For purposes of calculating the Enhanced Death Benefits, certain investment portfolios, and the Fixed Account are designated as "Special Funds." For Contracts issued on or after May 1, 2003, the following investment options are designated as Special Funds: the ING Liquid Assets Portfolio; the ING Limited Maturity Bond Portfolio; the ING VP Bond Portfolio; the ING PIMCO Core Bond Portfolio; the ProFunds VP Rising Rates Opportunity Portfolio, the Fixed Account; the Fixed Interest Division; and the TSA Special Fixed Account. For Contracts issued before May 1, 2003, the ING VP Bond Portfolio and the ING PIMCO Core Bond Portfolio are not designated as Special Funds. For Contracts issued before September 2, 2003, the ProFunds VP Rising Rates Opportunity Portfolio is not designated as a Special Fund.

We may, with 30 days notice to you, designate any investment portfolio as a Special Fund on existing contracts with respect to new premiums added to such investment portfolio and also with respect to new transfers to such investment portfolio. Selecting a Special Fund may limit or reduce the enhanced death benefit.

For the period during which a portion of the contract value is allocated to a Special Fund, we may, at our discretion, reduce the mortality and expense risk charge attributable to that portion of the contract value. The reduced mortality and expense risk charge will be applicable only during that period.

The 7% SOLUTION ENHANCED DEATH BENEFIT, equals the GREATEST of:

     1)   the Standard Death Benefit;

     2)   the floor; and

     3) the sum of the contract value allocated to Special Funds and the 7% Solution Minimum Guaranteed Death Benefit for Non-Special Funds.

The 7% Solution Minimum Guaranteed Death Benefit for Special and Non-Special Funds equals the lesser of:

     1) premiums, adjusted for withdrawals and transfers, accumulated at 7% until the earlier of attainment of age 80 or reaching the cap (equal to 3 times all premium payments, as reduced by adjustments for withdrawals) and thereafter at 0%, subject to a floor as described below, and

     2)   the cap.

Withdrawals of up to 7% per year of cumulative premiums are referred to as special withdrawals. Special withdrawals reduce the 7% Solution Minimum Guaranteed Death Benefit by the amount of contract value withdrawn. For any other withdrawals (withdrawals in excess of the amount available as a special withdrawal), a pro-rata adjustment to the 7% Solution Minimum Guaranteed Death Benefit is made. The amount of the pro-rata adjustment for withdrawals from Non-Special Funds will equal (a) times (b) divided by (c): where (a) is the 7% Solution Minimum Guaranteed Death Benefit for Non-Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Non-Special Funds before the withdrawal. The amount of the pro-rata adjustment for withdrawals from Special Funds will equal (a) times (b) divided by (c): where (a) is the 7% Solution Minimum Guaranteed Death Benefit for Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Special Funds before the withdrawal.

Transfers from Special to Non-Special Funds will reduce the 7% Solution Minimum Guaranteed Death Benefit and the cap for Special Funds on a pro-rata basis. The resulting increase in the 7% Solution Minimum Guaranteed Death Benefit in the Non-Special Funds will equal the lesser of the reduction in the 7% Solution Minimum Guaranteed Death Benefit in the Special Funds and the contract value transferred. The increase in the cap for Non-Special Funds will equal the reduction in the cap for Special Funds.

Transfers from Non-Special to Special Funds will reduce the 7% Solution Minimum Guaranteed Death Benefit and the cap in the Non-Special Funds on a pro-rata basis. The resulting increase in the 7% Solution Minimum Guaranteed Death Benefit and the cap for the Special Funds will equal the reduction in the 7% Solution Minimum Guaranteed Death Benefit and the cap for the Non-Special Funds.

THE FLOOR FOR THE 7% SOLUTION ENHANCED DEATH BENEFIT is determined by the same calculations described above for the 7% Solution Minimum Guaranteed Death Benefit except as follows: If you transfer contract value to a Special Fund, the minimum floor will not be reduced by the transfer. Instead, a portion of the floor (equal to the percentage of contract value transferred) just prior to the transfer will be frozen (with 0% subsequent growth) unless the contract value is transferred back to the Non-Special Funds. Upon such transfer back to Non-Special Funds, we will resume accumulating that portion of the floor at the 7% annual effective rate as described above, subject to the age limit and the cap described above. Similarly, for contract value allocated directly to Special Funds, that portion of the floor will be the contract value allocated, and will not accumulate while invested in Special Funds. Withdrawals will reduce the floor as described for the minimum guaranteed death benefit above. Your death benefit will be the greater of the floor and the death benefit determined as described above.

The ANNUAL RATCHET ENHANCED DEATH BENEFIT equals the GREATEST of:

     1)   the Standard Death Benefit;

     2)   the floor; and

     3) the sum of the contract value allocated to Special Funds and the Annual Ratchet Minimum Guaranteed Death Benefit allocated to Non-Special Funds.

The Annual Ratchet Minimum Guaranteed Death Benefit equals:

     1) the initial premium allocated at issue to Special and Non-Special Funds, respectively;

     2) increased dollar for dollar by any premium allocated after issue to Special and Non-Special funds, respectively;

     3) for Non-Special Funds, adjusted on each anniversary that occurs on or prior to attainment of age 90 to the greater of the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds from the prior anniversary (adjusted for new premiums, partial withdrawals allocated to Non-Special Funds, and transfers between Special and Non-Special Funds) and the current contract value allocated to Non-Special Funds;

     4) for Special Funds, adjusted on each anniversary that occurs on or prior to attainment of age 90 to the greater of the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds from the prior anniversary (adjusted for new premiums, partial withdrawals allocated to Special Funds, and transfers between Special and Non-Special and Non-Special Funds) and the current contract value allocated to Special Funds.

Withdrawals reduce the Annual Ratchet Minimum Guaranteed Death Benefit on a pro-rata basis, based on the amount withdrawn from the Special and Non-Special Funds, respectively. The amount of the pro-rata adjustment for withdrawals from Non-Special Funds will equal (a) times (b) divided by (c): where (a) is the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Non-Special Funds before withdrawal. The amount of the pro-rata adjustment for Special Funds will equal (a) times (b) divided by
(c): where (a) is the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Special Funds before the withdrawal.

Transfers from Special to Non-Special Funds will reduce the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds on a pro-rata basis. The resulting increase in the Annual Ratchet Minimum Guaranteed Death Benefit in the Non-Special Funds will equal the lesser of the reduction in the Annual Ratchet Minimum Guaranteed Death Benefit in the Special Funds and the contract value transferred.

Transfers from Non-Special to Special Funds will reduce the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds on a pro-rata basis. The resulting increase in the Annual Ratchet Minimum Guaranteed Death Benefit for the Special Funds will equal the reduction in the Annual Ratchet Minimum Guaranteed Death Benefit for the Non-Special Funds.

THE FLOOR FOR THE ANNUAL RATCHET ENHANCED DEATH BENEFIT is determined as described above for the Annual Ratchet Minimum Guaranteed Death Benefit except that all investments will be treated as Non-Special Funds.

The MAX 7 ENHANCED DEATH BENEFIT equals the greater of the 7% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit. Under this death benefit option, the 7% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit are calculated in the same manner as if each were the elected benefit.

Note:In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted. The enhanced death benefits may not be available in all states.

DEATH BENEFIT FOR EXCLUDED FUNDS

We will be designating certain investment portfolios as "Excluded Funds." Excluded Funds will include certain investment portfolios that, due to their volatility, will be excluded from the death benefit guarantees that might otherwise be provided. We may add new portfolios as Excluded Funds. We may also reclassify an existing portfolio as an Excluded Fund or remove such classification upon 30 days notice to you. Such reclassification will apply only to amounts transferred or otherwise added to such portfolio after the effective date of the reclassification. Investment in Excluded Funds will impact your death benefit.

For the period of time, and to the extent, that you allocate premium or contract value to Excluded Funds, your death benefit attributable to that allocation will equal the contract value of that allocation. Any guarantee of death benefit in excess of contract value otherwise provided with regard to allocations to Non-Excluded Funds, does not apply to allocations to Excluded Funds. The death benefit provided under the Contract may be reduced to the extent that you allocate premium or contract value to Excluded Funds.

Transfers from Excluded Funds to Non-Excluded funds will reduce all death benefit components for Excluded Funds on a pro-rata basis. Except with respect to any maximum guaranteed death benefit, the resulting increase in the Non-Excluded Funds death benefit component will equal the lesser of the reduction in the death benefit for Excluded Funds and the contract value transferred. With respect to the maximum guaranteed death benefit, where applicable, the resulting increase in the Non-Excluded Funds maximum guaranteed death benefit will equal the reduction in the maximum guaranteed death benefit for Excluded Funds.

Transfers from Non-Excluded Funds to Excluded Funds will reduce the Non-Excluded Funds death benefit components on a pro-rata basis. The resulting increase in the death benefit components of Excluded Funds will equal the reduction in the Non-Excluded Funds death benefit components.

--------------------------------------------------------------------------------
 APPENDIX  K
--------------------------------------------------------------------------------



                     DEATH BENEFITS FOR MAY-2002 AND YR-2003
                                 CONTRACT OWNERS


The purpose of this appendix is to describe the death benefits applicable to contract owners in the May-2002 and Yr-2003 Categories. Other than as specified below, please see the prospectus for a full description of your death benefit options and other Contract features. Capitalized terms have the same meaning as described in the prospectus. If you are unsure of which Category applies to you, please call our Customer Service Center. The following enhanced death benefit option was available when you purchased your Contract:

     The DEFERRED RATCHET ENHANCED DEATH BENEFIT equals the greater of:

     1)   the Standard Death Benefit; and

     2) the Deferred Ratchet Minimum Guaranteed Death Benefit ("Deferred Ratchet MGDB") allocated to Covered Funds plus the contract value allocated to Excluded Funds.

No funds are currently designated as Excluded Funds for purposes of the Deferred Ratchet MGDB.

The Deferred Ratchet MGDB allocated to Covered Funds on the contract date equals the premium allocated to Covered Funds. On each "eligible contract anniversary," as defined below, which occurs on or prior to attainment of age 85, the Deferred Ratchet MGDB in Covered Funds will be set to the greater of:

     o the current contract value in Covered Funds (after deductions occurring as of that date); or

     o the Deferred Ratchet MGDB in Covered Funds from the prior eligible contract anniversary (after deductions occurring on that date), adjusted for new premiums and partial withdrawals attributable to Covered Funds, and transfers

Eligible contract anniversary means:

     o for issue ages 0-76, the 8th contract anniversary, and each contract anniversary thereafter until the contract owner reaches the attained age of 85;

     o    for issues ages 77 and older, the 8th contract anniversary only.

Other than on eligible contract anniversaries, the Deferred Ratchet MGDB in the Covered Funds is equal to the Deferred Ratchet MGDB in the Covered Funds from the last eligible contract anniversary, adjusted for new premiums and partial withdrawals attributable to Covered Funds, and transfers.

The Deferred Ratchet MGDB allocated to Excluded Funds is equal to the Deferred Ratchet MGDB in the Excluded Funds from the last eligible contract anniversary, adjusted for new premiums and partial withdrawals attributable to Excluded Funds, and transfers. This calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds. On each eligible contract anniversary that occurs on or prior to attainment of age 85, the Deferred Ratchet MGDB in Excluded Funds will be set to the greater of:

     o the current contract value in Excluded Funds (after deductions occurring as of that date); or

     o the Deferred Ratchet MGDB in the Excluded Funds from the prior eligible contract anniversary (after deductions occurring on that date), adjusted for new premiums and partial withdrawals attributable to Excluded Funds, and transfers.

Other than on eligible contract anniversaries, the Deferred Ratchet MGDB in the Excluded Funds is equal to the Deferred Ratchet MGDB in the Excluded Funds from the last eligible contract anniversary, adjusted for new premiums and partial withdrawals attributable to Excluded Funds, and transfers.

Withdrawals reduce the Deferred Ratchet MGDB on a pro-rata basis. The pro-rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Transfers among Fund categories do not reduce the overall Deferred Ratchet MGDB, but do affect the amount of the Deferred Ratchet MGDB in a particular Fund category. Net transfers from among the Funds will reduce the Deferred Ratchet MGDB in the Funds on a pro-rata basis.

CHANGE OF CONTRACT OWNER OR BENEFICIARY

For the Deferred Ratchet Death Benefit, if the new owner is age 76 or under on the date that ownership changes, the minimum guaranteed death benefit will continue, and the annual ratchet will stop upon the new owner attaining age 85. If the new owner is age 77 or older on the date of the ownership change (but less than age 86), and the contract has not reached the 8th anniversary, the deferred ratchet will apply upon the 8th anniversary; if the contract is beyond the 8th anniversary, there will be no further ratchets.

MORTALITY AND EXPENSE RISK CHARGE

The mortality and expense risk charge for the Deferred Ratchet Enhanced Death Benefit is 1.30% of the assets you have in each subaccount. The mortality and expense risk charge is deducted each business day at the rate of .003585%.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 APPENDIX  L
--------------------------------------------------------------------------------



                      DEATH BENEFITS FOR MAY-2002, YR-2003
                          AND MAY-2003 CONTRACT OWNERS


The following is a description of the 7% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit for May-2002, Yr-2003 and May-2003 contract owners. Other than as described below, please see the prospectus for a full description of your death benefit options and other Contract features. Capitalized terms have the same meaning as described in the prospectus.

The 7% SOLUTION ENHANCED DEATH BENEFIT is the greater of:

     1)   the Standard Death Benefit; and

     2)   the lesser of:

          a) 3 times all premium payments, adjusted for withdrawals (the "cap"); and

          b) the sum of the 7% Solution Minimum Guaranteed Death Benefit ("7% MGDB") allocated to Covered Funds, the 7% MGDB allocated to Special Funds, and the contract value allocated to Excluded Funds.

For Contracts issued on or after May 1, 2003, for purposes of calculating the 7% Solution Enhanced Death Benefit, the following investment options are designated as Special Funds: the ING Liquid Assets Portfolio, the ING Limited Maturity Bond Portfolio, the ING VP Bond Portfolio, the ING Core Bond Portfolio, the Fixed Account, the Fixed Interest Division, and the TSA Special Fixed Account. For Contracts issued prior to May 1, 2003, the ING VP Bond Portfolio and the ING Core Bond Portfolio are not designated as Special Funds. No investment options are currently designated as Excluded Funds.

The 7% MGDB allocated to Covered Funds equals premiums allocated to Covered Funds, adjusted for withdrawals and transfers, accumulated at 7% until age 80 or the 7% MGDB reaches the cap. There is no accumulation once the cap is reached. Payment of additional premiums may cause the accumulation to resume, but there is no catch-up for any period where accumulation was suspended.

The 7% MGDB allocated to Special Funds equals premiums allocated to Special Funds, adjusted for withdrawals and transfers. There is no accumulation of Minimum Guaranteed Death Benefit allocated to Special Funds.

The 7% MGDB allocated to Excluded Funds is determined in the same way as the 7% MGDB for Covered Funds, but the calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

Withdrawals reduce the 7% MGDB on a pro rata basis. The percentage reduction in the 7% MGDB for each Fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. The percentage reduction in the cap equals the percentage reduction in total contract value resulting from the withdrawal. The pro rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Transfers among Fund categories do not reduce the overall 7% MGDB, but do affect the amount of the 7% MGDB in a particular Fund category. Net transfers from among the Funds will reduce the 7% MGDB in the Funds on a pro rata basis.

The ANNUAL RATCHET ENHANCED DEATH BENEFIT equals the greater of:

     1)   the Standard Death Benefit; and

     2) the Annual Ratchet Minimum Guaranteed Death Benefit ("Annual Ratchet MGDB") allocated to Covered Funds plus the contract value allocated to Excluded Funds.

No funds are currently designated as Excluded Funds for purposes of the Annual Ratchet MGDB.

The Annual Ratchet MGDB allocated to Covered Funds on the contract date equals the premium allocated to Covered Funds. On each contract anniversary that occurs on or prior to attainment of age 90, the Annual Ratchet MGDB in Covered Funds will be set to the greater of:

     1) the current contract value in Covered Funds (after deductions occurring as of that date); and

     2) the Annual Ratchet MGDB in Covered Funds from the prior contract anniversary (after deductions occurring on that date), adjusted for new premiums, and partial withdrawals attributable to Covered Funds, and transfers.

Other than on contract anniversaries, the Annual Ratchet MGDB in the Covered Funds is equal to the Annual Ratchet MGDB in the Covered Funds from the last contract anniversary, adjusted for new premiums, and partial withdrawals attributable to Covered Funds, and transfers.

The Annual Ratchet MGDB allocated to Excluded Funds on the contract date equals the premium allocated to Excluded Funds. The calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds. On the contract date, the Annual Ratchet MGDB allocated to Excluded Funds is equal to the premium and credits allocated to Excluded Funds. On each contract anniversary that occurs on or prior to attainment of age 90, the Annual Ratchet MGDB in Excluded Funds will be set to the greater of:

     1) the current contract value in Excluded Funds (after deductions occurring as of that date); or

     2) the Annual Ratchet MGDB in the Excluded Funds from the prior contract anniversary (after deductions occurring on that date), adjusted for new premiums and partial withdrawals attributable to Excluded Funds, and transfers.

Other than on contract anniversaries, the Annual Ratchet MGDB in the Excluded Funds is equal to the Annual Ratchet MGDB in the Excluded Funds from the last contract anniversary, adjusted for new premiums, credits, and partial withdrawals attributable to Excluded Funds, and transfers.

Withdrawals reduce the Annual Ratchet MGDB on a pro rata basis. The pro rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Net transfers from Covered Funds to Special or Excluded Funds will reduce the 7% MGDB in Covered Funds on a pro-rata basis. The increase in the 7% MGDB allocated to Special or Excluded Funds, as applicable, will equal the decrease in the 7% MGDB in Covered Funds.

Net transfers from Excluded Funds to Covered Funds will reduce the Annual Ratchet MGDB in Excluded Funds on a pro-rata basis. The increase in the Annual Ratchet MGDB allocated to Covered Funds will equal the lesser of the net contract value transferred and the reduction in the Annual Ratchet MGDB in Excluded Funds

The MAX 7 ENHANCED DEATH BENEFIT equals the greater of the 7% Solution Enhanced Death Benefit or the Annual Ratchet Enhanced Death Benefit described above. Each Enhanced Death Benefit is determined independently of the other at all times.

MORTALITY AND EXPENSE RISK CHARGE

The mortality and expense risk charge depends on the category of contract owners to which you belong and on the death benefit that you chose. The mortality and expense risk charge (depending on the death benefit you chose) and the asset-based administrative charge, on an annual basis, for Yr-2003 contract owners are as follows:

   YR-2003:

       -----------------------------------------------------------------------------------------------------------------
                                                          STANDARD                  ENHANCED DEATH BENEFITS
                                                           DEATH             ANNUAL
                                                    --------------------    RATCHET        7% SOLUTION       MAX 7
                                     BENEFIT
       -----------------------------------------------------------------------------------------------------------------
        Mortality & Expense Risk Charge                    1.25%             1.50%            1.60%          1.70%
        Asset-Based Administrative Charge                  0.15%             0.15%            0.15%          0.15%
            Total                                          1.40%             1.65%            1.75%          1.85%
       -----------------------------------------------------------------------------------------------------------------

The mortality and expense risk charge is deducted each business day at the rate of .003446% (Standard); .004141% (Annual Ratchet); .004419% (7% Solution); or
..004697% (Max 7), respectively, for each day since the previous business day.

--------------------------------------------------------------------------------
 APPENDIX  M
--------------------------------------------------------------------------------



                             OPTIONAL RIDER BENEFITS
                           FOR YR-2001 CONTRACT OWNERS


The following is a description of the optional rider benefits for Yr-2001 contract owners who elected an optional rider benefit. OTHER THAN AS SPECIFIED BELOW, PLEASE SEE THE PROSPECTUS FOR A COMPLETE DESCRIPTION OF YOUR OPTIONAL RIDER BENEFITS. CAPITALIZED TERMS HAVE THE SAME MEANING AS DESCRIBED IN THE PROSPECTUS.

OPTIONAL RIDER CHARGES

     MINIMUM GUARANTEED ACCUMULATION BENEFIT (MGAB). The quarterly charge for the MGAB rider is as follows:

 -------------------------------------------------------------------------------
 Waiting Period         Quarterly Charge
 -------------------------------------------------------------------------------
 10 Year                0.125% of the MGAB Charge Base (0.50% annually)
 20 Year                0.125% of the MGAB Charge Base (0.50% annually)
--------------------------------------------------------------------------------

The MGAB Charge Base is the total of (i) the MGAB Base on the rider date and
(ii) premiums during the 2-year period commencing on the rider date, reduced pro-rata for withdrawals and reduced for transfers made within the last 3 years prior to the MGAB Benefit Date. We will deduct charges only during your ten-year or twenty-year waiting period, as applicable. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge rate and MGAB Charge Base immediately prior to the surrender or annuitization. The MGAB Charge Base is adjusted for transfers between Special and Non-Special Funds or Excluded Funds.

     MINIMUM GUARANTEED INCOME BENEFIT (MGIB). The quarterly charge for the MGIB rider is as follows:

--------------------------------------------------------------------------------
MGIB Rate                  Quarterly Charge
--------------------------------------------------------------------------------
 7%                        0.125% of the MGIB Charge Base (0.50% annually)
-------------------------------------------------------------------------------

The MGIB Charge Base is the total of premiums paid more than 5 years before the earliest MGIB Benefit Date, reduced pro-rata for all withdrawals taken while the MGIB rider is in effect, and accumulated at the MGIB Rate (7%) to the earlier of age 80 and reaching the MGIB Base Maximum. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge rate and your MGIB Charge Base immediately prior to the surrender or annuitization. The MGIB Charge Base is adjusted for transfers between Special and Non-Special Funds or Excluded Funds.

MINIMUM GUARANTEED WITHDRAWAL BENEFIT (MGWB). The quarterly charge for the MGWB rider is 0.125% (0.50% annually) of the original MGWB Eligible Payment Amount. The original MGWB Eligible Payment Amount is equal to all premiums paid during the first two contract years following the rider date. When we calculate the MGWB rider charge, we do not reduce the Eligible Payment Amount by the amount of any withdrawals taken while the MGWB rider is in effect. We will deduct charges only during the period before your Contract's Automatic Periodic Benefit Status. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge rate and your original MGWB Eligible Payment Amount immediately prior to the surrender or annuitization.

OPTIONAL RIDER BENEFITS

MINIMUM GUARANTEED ACCUMULATION BENEFIT (MGAB) RIDER. The MGAB rider is an optional benefit which provides you with an MGAB benefit intended to guarantee a minimum contract value at the end of a specified waiting period. The MGAB is a one-time adjustment to your contract value in the event your contract value on the MGAB Benefit Date is less than a specified amount. The MGAB rider may offer you protection in the event your Contract loses value during the MGAB waiting period. For discussion of the charges we deduct under the MGAB rider, see "Optional Rider Charges."

The MGAB rider offers a ten-year option and a twenty-year option, of which you may purchase only one. The ten-year option has a waiting period of ten years and, other than for allocations to Special Funds, guarantees that your contract value at the end of ten years will at least equal your initial premium payment, reduced pro-rata for withdrawals. Transfers made within 3 years prior to the MGAB Benefit Date will also reduce the benefit pro-rata. The twenty-year option has a waiting period of twenty years and, other than allocations to Special Funds, guarantees that your contract value at the end of twenty years will at least equal two times your initial premium payment, reduced pro-rata for withdrawals and reduced for transfers made within 3 years prior to the MGAB Benefit Date. If you add the 20 year option rider after the contract date, any payment of premiums after the rider date, and/or investments in the Special Funds, may prevent the MGAB Base from doubling over the waiting period. On the MGAB Benefit Date, which is the next business day after the applicable waiting period, we calculate your Minimum Guaranteed Accumulation Benefit.

     CALCULATING THE MGAB.  We calculate your MGAB as follows:

     1. WE FIRST DETERMINE YOUR MGAB BASE. The MGAB Base is only a calculation used to determine the MGAB. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your annuity income, cash surrender value and death benefits.

          The MGAB Base is tracked separately for Special and Non-Special Funds, based on the initial allocation of premium (or contract value), subsequently allocated eligible premiums, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date. The aggregate MGAB Base is used to determine the MGAB on the MGAB Benefit Date. THE AGGREGATE MGAB BASE EQUALS THE SUM OF (1) THE LESSER OF THE MGAB BASE ALLOCATED TO SPECIAL FUNDS AND THE CONTRACT VALUE IN THE SPECIAL FUNDS; AND (2) THE MGAB BASE FOR NON-SPECIAL FUNDS. THUS, INVESTING IN THE SPECIAL FUNDS MAY LIMIT THE MGAB BENEFIT. HOWEVER, THE MGAB BASE IS ALSO SUBJECT TO A "FLOOR" WHICH MAY PARTIALLY OFFSET THE EFFECTS OF INVESTING IN SPECIAL FUNDS.

          If you purchased the MGAB rider on the contract date, and

          (i) elected the ten-year option, your MGAB Base for Special and Non-Special Funds is equal to your initial premium plus any additional premium added to your Contract during the 2-year period after your rider date, reduced pro-rata for any withdrawals and any transfers made within 3 years prior to the MGAB Benefit Date; or

          (ii) elected the twenty-year option your MGAB Base for Special and Non-Special Funds is equal to your initial premium, plus any additional premium added to your Contract during the 2-year period after your contract date, accumulated at the MGAB Rate reduced pro-rata for any withdrawals and reduced for any transfers made within 3 years prior to the MGAB Benefit Date. The MGAB Rate is the annual effective rate of 3.5265%. Accumulation of eligible additional premiums starts on the date the premium was received.

          If you purchased the MGAB rider after the contract date, your MGAB Base is equal to your contract value on the rider date, plus premiums added during the 2-year period after your rider date, accumulated at the MGAB Rate (if applicable, as described above) and adjusted pro-rata for withdrawals and transfers as described below.

          Only premiums added to your Contract during the 2-year period after your rider date are included in the MGAB Base. Any additional premium payments you added to your contract after the second rider anniversary are not included in the MGAB Base. Thus, the MGAB rider may not be appropriate for you if you plan to add substantial premium payments after your second rider anniversary.

          Withdrawals taken while the MGAB rider is in effect, as well as transfers made within 3 years prior to the MGAB Benefit Date, will reduce the value of your MGAB Base pro-rata. This means that the MGAB Base (and the MGAB Charge Base) will be reduced by the same percent as the percent of contract value that was withdrawn (or transferred). We will look to your contract value immediately before the withdrawal or transfer when we determine this percent.

          Net transfers from Special Funds to Non-Special Funds will reduce the MGAB Base and MGAB Charge Base allocated to Special Funds on a pro-rata basis. If the transfer is made more than 3 years before the Benefit Date, there will be a corresponding increase in the MGAB Base for Non-Special Funds equal to the lesser of the reduction in the MGAB Base for Special Funds and the net contract value transferred.

          Net transfers from Non-Special Funds to Special Funds will reduce the MGAB Base and MGAB Charge Base allocated to Non-Special Funds on a pro-rata basis. If the transfer is made more than 3 years before the Benefit Date, there will be a corresponding increase in the MGAB Base for Special Funds equal to the reduction in the MGAB Base for Non-Special Funds.

     2. THEN WE DETERMINE THE FLOOR. The floor will be calculated in the same manner as the MGAB Base described above, except as follows: For the ten-year option, all investments will be treated as Non-Special Funds. For the twenty-year option, if you transfer contract value to a Special Fund more than 3 years before the Benefit Date, the floor will not be reduced by the transfer. Instead, a portion of the floor (equal to the percentage of contract value transferred) just prior to the transfer will be frozen (with 0% subsequent growth) unless the contract value is transferred back to the Non-Special Funds. Upon such transfer back to Non-Special Funds, we will resume accumulating that portion of the floor at the MGAB Rate described above. Similarly, for contract value allocated directly to Special Funds, that portion of the floor will be the contract value allocated, and will not accumulate while invested in Special Funds. Withdrawals and other transfers will reduce the floor as described for the MGAB Base above.

     3. WE THEN SUBTRACT YOUR CONTRACT VALUE ON THE MGAB BENEFIT DATE FROM THE GREATER OF THE FLOOR AND YOUR AGGREGATE MGAB BASE. The contract value that we subtract includes both the contract value in the subaccounts in which you are invested and the contract value in your Fixed Interest Allocations, if any.

     4. ANY POSITIVE DIFFERENCE IS YOUR MGAB. If there is a MGAB, we will automatically credit it to the subaccounts in which you are invested pro-rata based on the proportions of your then contract value in the subaccounts on that date, unless you have previously given us other allocation instructions. If you do not have an investment in any subaccount on the MGAB Benefit Date, we will allocate the MGAB to the Liquid Assets subaccount on your behalf. After the crediting of the MGAB, the amount of your annuity income, cash surrender value and death benefits will reflect the crediting of the MGAB to your contract value to the extent the contract value is used to determine such value.

          PURCHASE. To purchase the MGAB rider, you must be age 80 or younger on the Rider Date if you choose the ten-year option and age 65 or younger on the rider date if you choose the twenty-year option. The waiting period must end at or before your annuity start date. The MGAB rider may be purchased (i) on the contract date, and (ii) within 30 days following the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.

          THE MGAB BENEFIT DATE. If you purchased the MGAB rider on the contract date or added the MGAB rider within 30 days following the contract date, the MGAB Benefit Date is your 10th contract anniversary for the ten-year option or 20th contract anniversary for the twenty-year option. If you added the MGAB rider during the 30-day period preceding your first contract anniversary after the date of this prospectus, your MGAB Benefit Date will be the first contract anniversary occurring after 10 years (for the ten-year option) or 20 years (for the twenty-year option) after the rider date. The MGAB rider is not available if the MGAB Benefit Date would fall beyond the latest annuity start date.

          CANCELLATION. If you elected the twenty-year option, you have a one-time right to cancel the MGAB rider on your first contract anniversary that is at least 10 years after the rider date. If you purchased the MGAB rider during the 30-day period following the contract date, your one-time right to cancel the rider occurs on the tenth anniversary of your contract date. To cancel, you need to send written notice to our Customer Service Center at least 30 days before such anniversary date. If the MGAB rider is terminated before the MGAB Benefit Date, you will not be credited with the MGAB and we assess the pro-rata portion of the MGAB rider changes for the current quarter.

          NOTIFICATION. Any crediting of the MGAB will be reported in your first quarterly statement following the MGAB Benefit Date.

          MINIMUM GUARANTEED INCOME BENEFIT (MGIB) RIDER. The MGIB rider is an optional benefit which guarantees a minimum amount of annuity income will be available to you if you annuitize on the MGIB Benefit Date, regardless of fluctuating market conditions. The amount of the Minimum Guaranteed Income Benefit will depend on the amount of premiums you pay during the five contract years after you purchase the rider, the amount of contract value you allocate or transfer to the Special Funds, the MGIB Rate, the adjustment for Special Fund transfers, and any withdrawals you take while the rider is in effect. Thus, investing in Special Funds may limit the MGIB benefit. However, the MGIB Benefit Base is also subject to a "floor" which may partially offset the effects of investing in Special Funds.

     For a discussion of the charges we deduct under the MGIB rider, see "Optional Rider Charges."

     Ordinarily, the amount of income that will be available to you on the annuity start date is based on your contract value, the annuity option you selected and the guaranteed or the income factors in effect on the date you annuitize. If you purchase the MGIB rider, the amount of income that will be available to you upon annuitization on the MGIB Benefit Date is the greatest of:

     (i) your annuity income based on your contract value adjusted for any Market Value Adjustment (see the ING USA Fixed Account prospectus) on the MGIB Benefit Date applied to the guaranteed income factors specified in your Contract for the annuity option you selected;

     (ii) your annuity income based on your contract value adjusted for any Market Value Adjustment (see the ING USA Fixed Account prospectus) on the MGIB Benefit Date applied to the then current income factors in effect for the annuity option you selected; and

     (iii)the MGIB annuity income based on the greater of the floor and your MGIB Benefit Base on the MGIB Benefit Date applied to the MGIB income factors specified in your rider for the MGIB annuity option you selected. Prior to applying the MGIB income factors, we will adjust both the floor and the MGIB Benefit Base for any premium tax recovery and Market Value Adjustment (see the ING USA Fixed Account prospectus) that would otherwise apply at annuitization.

     Prior to your latest annuity start date, you may choose to exercise your right to receive payments under the MGIB rider. Payments under the rider begin on the MGIB Benefit Date. We require a 10-year waiting period before you can annuitize the MGIB rider benefit. The MGIB must be exercised in the 30-day period prior to the end of the waiting period or any subsequent contract anniversary. At your request, the Company may in its discretion extend the latest contract annuity start date without extending the MGIB Benefit Date.

          DETERMINING THE MGIB ANNUITY INCOME. On the MGIB Benefit Date, we calculate your MGIB annuity income as follows:

     1. WE FIRST DETERMINE YOUR MGIB BENEFIT BASE. The MGIB Benefit Base is only a calculation used to determine the MGIB. The MGIB Benefit Base does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your cash surrender value and death benefits. Any reset of contract value under provisions of the Contract or other riders will not increase the MGIB Base or MGIB Base Maximum.

          The MGIB Base is tracked separately for Special and Non-Special Funds, based on initial allocation of eligible premium (or contract value) and subsequently allocated eligible premiums, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date. The MGIB Benefit Base equals the sum of
          (1) the contract value of Special Funds, and (2) the MGIB Base for Non-Special Funds.

          The MGIB Base is equal to the lesser of (i) and (ii) where:

          (a) is your initial premium (or contract value on the rider date if you purchased the MGIB rider after the contract date), plus any eligible additional premiums added to your Contract, reduced pro-rata by all withdrawals taken while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and the MGIB Base reaching the MGIB Base Maximum, and at 0% thereafter; and

          (b) is the MGIB Base Maximum, which equals 200% of allocated eligible premiums, adjusted for withdrawals and transfers.

          Eligible additional premium payments are those added more than 5 years before the earliest MGIB Benefit Date and are included in the MGIB Base. Premiums paid after that are excluded from the MGIB Base.

          Net transfers from Special Funds to Non-Special Funds will reduce the MGIB Base and MGIB Base Maximum allocated to Special Funds on a pro-rata basis. The resulting increase in the MGIB Base for Non-Special Funds will equal the lesser of the reduction in the MGIB Base for Special Funds and the net contract value transferred. The increase in the MGIB Base Maximum for Non-Special Funds equals the reduction in the MGIB Base Maximum for Special Funds.

          Net transfers from Non-Special Funds to Special Funds will reduce the MGIB Base and MGIB Base Maximum allocated to Non-Special Funds on a pro-rata basis. The resulting increase in the MGIB Base and the MGIB Base Maximum for Special Funds equals the reduction in the MGIB Base and MGIB Base Maximum for Non-Special Funds. Transfers to one or more Special Funds could reduce the MGIB Benefit.

          The MGIB Rate is currently 7%. The Company may at its discretion discontinue offering this rate. The MGIB Rate is an annual effective rate.

     2. WE THEN DETERMINE THE FLOOR. The floor will be calculated in the same manner as the MGIB Base described above, except as follows: If you transfer contract value to a Special Fund, the floor will not be reduced by the transfer. Instead, a portion of the floor (equal to the percentage of contract value transferred) just prior to the transfer will be frozen (with 0% subsequent growth) unless the contract value is transferred back to the Non-Special Funds. Upon such transfer back to Non-Special Funds, we will resume accumulating that portion of the floor at the MGIB Rate described above, subject to the age limit and the Maximum described above. Similarly, for contract value allocated directly to Special Funds, that portion of the floor will be the contract value allocated, and will not accumulate while invested in Special Funds. Withdrawals will reduce the floor as described for the MGIB Base above.

     3. THEN WE DETERMINE THE MGIB ANNUITY INCOME BY MULTIPLYING THE GREATER OF THE MINIMUM FLOOR AND YOUR MGIB BENEFIT BASE (ADJUSTED FOR ANY MARKET VALUE ADJUSTMENT AND PREMIUM TAXES) BY THE APPLICABLE INCOME FACTOR, AND THEN DIVIDING BY $1,000.

          The MGIB Income Options are available under the MGIB Rider:

          (i) Income for Life (Single Life or Joint with 100% Survivor) and 10-30 Year Certain;

          (ii) Income for a 20-30 Year Period Certain; or


          (iii)Any other income plan offered by the Company in connection with the MGIB rider on the MGIB Benefit Date.

     On the MGIB Benefit Date, we would apply the greater of the floor and the MGIB Benefit Base under the Table of Income Factors specified in the MGIB rider for the Income Option you selected. The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed factors found in your Contract.

     Then we compare the MGIB annuity income under the rider guarantee for the option selected with the annuity income under your Contract for the same option. The greater amount of income will be available to you on the MGIB Benefit Date.

     PURCHASE. To purchase the MGIB rider, you must be age 79 or younger on the rider date and the ten-year waiting period must end at or prior to the latest annuity start date. The MGIB rider must be purchased (i) on the contract date, or (ii) within thirty days after the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later. There is a ten year waiting period before the MGIB rider can be exercised.

     THE MGIB BENEFIT DATE. If you purchased the MGIB rider on the contract date or added the MGIB rider within 30 days following the contract date, the MGIB Benefit Date is the contract anniversary next following or is incident with exercise of your option to annuitize after a ten-year waiting period from the contract date. If you added the MGIB rider at any other time, your MGIB Benefit Date is the contract anniversary at least 10 years after the rider date when you decide to exercise your right to annuities under the MGIB rider.

     NO CHANGE OF ANNUITANT. Once the MGIB rider is purchased, the annuitant may not be changed except for the following exception. If an annuitant who is not a contract owner dies prior to annuitization, a new annuitant may be named in accordance with the provisions of your Contract. The MGIB Base is unaffected and continues to accumulate.

     NOTIFICATION. On or about 30 days prior to the MGIB Benefit Date, we will provide you with notification which will include an estimate of the amount of MGIB annuity benefit available if you choose to exercise. The actual amount of the MGIB annuity benefit will be determined as of the MGIB Benefit Date.

THE MGIB RIDER DOES NOT RESTRICT OR LIMIT YOUR RIGHT TO ANNUITIZE THE CONTRACT AT ANY TIME PERMITTED UNDER THE CONTRACT. THE MGIB RIDER DOES NOT RESTRICT YOUR RIGHT TO ANNUITIZE THE CONTRACT USING CONTRACT VALUES THAT MAY BE HIGHER THAN THE MGIB ANNUITY BENEFIT.

THE BENEFITS ASSOCIATED WITH THE MGIB RIDER ARE AVAILABLE ONLY IF YOU ANNUITIZE YOUR CONTRACT UNDER THE RIDER AND IN ACCORDANCE WITH THE PROVISIONS SET FORTH ABOVE. ANNUITIZING USING THE MGIB MAY RESULT IN THE MORE FAVORABLE STREAM OF INCOME PAYMENTS UNDER YOUR CONTRACT. BECAUSE THE MGIB RIDER IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY BE LESS THAN THE LEVEL THAT MIGHT BE PROVIDED BY THE APPLICATION OF YOUR CONTRACT VALUE TO THE CONTRACT'S APPLICABLE ANNUITY FACTORS. YOU SHOULD CONSIDER ALL OF YOUR OPTIONS AT THE TIME YOU BEGIN THE INCOME PHASE OF YOUR CONTRACT.

MINIMUM GUARANTEED WITHDRAWAL BENEFIT (MGWB) RIDER. The MGWB rider is an optional benefit which guarantees that if your contract value is reduced to zero, you will receive periodic payments equal to all premium payments paid during the first two contract years (Eligible Payment Amount) adjusted for any prior withdrawals. To maintain this guarantee, withdrawals in any contract year may not exceed 7% of your adjusted Eligible Payment Amount. If your contract value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year. Payments continue until your MGWB Withdrawal Account is reduced to zero. For a discussion of the charges we deduct under the MGWB rider, see "Optional Rider Charges." Your original Eligible Payment Amount depends on when you purchase the MGWB rider and is:

          (i) if you purchased the MGWB rider on the contract date, your premium payments received during the first two contract years; or

          (ii) if you purchased the MGWB rider after the contract date, your contract value on the rider date, including any premiums received that day, and any subsequent premium payments received during the two-year period commencing on the rider date.

     THE MGWB WITHDRAWAL ACCOUNT. The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It will not affect your annuitization, surrender and death benefits.

The MGWB Withdrawal Account is equal to the Eligible Payment Amount, tracked separately for Special and Non-Special Funds, adjusted for any withdrawals and transfers between Special and Non-Special Funds. THE MGWB WITHDRAWAL ACCOUNT EQUALS THE SUM OF (A) THE MGWB WITHDRAWAL ACCOUNT ALLOCATED TO NON-SPECIAL FUNDS, AND (B) THE LESSER OF (1) THE MGWB WITHDRAWAL ACCOUNT ALLOCATED TO SPECIAL FUNDS AND (2) THE CONTRACT VALUE IN THE SPECIAL FUNDS. THUS, INVESTING IN THE SPECIAL FUNDS MAY LIMIT THE MGWB WITHDRAWAL ACCOUNT. However, the MGWB Withdrawal Account is also subject to a "floor" which may partially offset the effects of investing in Special Funds.

Withdrawals of up to 7% per year of the Eligible Payment Amount will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal for Non-Special Funds and pro-rata for Special Funds, based on the source of the withdrawal. Any withdrawals greater than 7% per year of the Eligible Payment Amount will cause a reduction in the MGWB Withdrawal Account of the Special and Non-Special Funds by the proportion that the withdrawal bears to the Contract Value of the Special and Non-Special Funds, respectively, at the time of the withdrawal. If a single withdrawal involves both Special and Non-Special Funds and causes the 7% to be exceeded, the withdrawal will be treated as taken first from Non-Special Funds. Any withdrawals greater than 7% per year of the Eligible Payment Amount will also cause a reduction in the Eligible Payment Amount by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The MGWB Withdrawal Account is also reduced by the amount of any periodic payments paid under the MGWB rider once your contract value is zero. If the MGWB Withdrawal Account is greater than the floor and a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider.

Net transfers from Special Funds to Non-Special Funds will reduce the MGWB Withdrawal Account allocated to Special Funds on a pro-rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Non-Special Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Special Funds and the net contract value transferred.

Net transfers from Non-Special Funds to Special Funds will reduce the MGWB Withdrawal Account allocated to Non-Special Funds on a pro-rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Special Funds equals the reduction in the MGWB Withdrawal Account for Non-Special Funds.

     THE FLOOR FOR YOUR MGWB WITHDRAWAL ACCOUNT is equal to the Eligible Payment Amount adjusted for any withdrawals. Withdrawals of up to 7% per year of the Eligible Payment Amount will reduce the floor by the dollar amount of the withdrawal. Any withdrawals greater than 7% per year of the Eligible Payment Amount will cause a reduction in the floor for the MGWB Withdrawal Account and the Eligible Payment Amount by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The floor is also reduced by the amount of any periodic payments paid under the MGWB rider once your contract value is zero.

     If the floor is greater than the MGWB Withdrawal Account and a withdrawal reduces the floor to zero, the MGWB rider terminates and no further benefits are payable under the rider.

     GUARANTEED WITHDRAWAL STATUS. You may continue to make withdrawals in any amount permitted under your Contract so long as your contract value is greater than zero. See "Withdrawals." Making any withdrawals in any year greater than 7% per year of the Eligible Payment Amount will reduce the Eligible Payment Amount for future withdrawals and payments under the MGWB rider by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The MGWB rider, will remain in force, and you may continue to make withdrawals so long as:

          (i)  your contract value is greater than zero;

          (ii) your MGWB Withdrawal Account or the floor is greater than zero;

          (iii)your latest allowable annuity start date has not been reached;

          (iv) you have not elected to annuitize your Contract; and

          (v) you have not died (unless your spouse has elected to continue the contract), changed the ownership of the Contract or surrendered the Contract.

The standard Contract provision limiting withdrawals to no more than 90% of the cash surrender value is not applicable under the MGWB rider.

     AUTOMATIC PERIODIC BENEFIT STATUS. Under the MGWB rider, in the event your contract value is reduced to zero your Contract is given what we refer to as Automatic Periodic Benefit Status if the following conditions exist:

          (i)  your MGWB Withdrawal Account or the floor is greater than zero;

          (ii) your latest allowable annuity start date has not been reached;

          (iii)you have not elected to annuitize your Contract; and

          (iv) you have not died, changed the ownership of the Contract or surrendered the Contract.

     Once your Contract is given Automatic Periodic Benefit Status, the greater of the floor and the MGWB Withdrawal Account will be treated as the MGWB Withdrawal Account to determine any rider benefits. We will pay you the annual MGWB periodic payments, beginning on the next contract anniversary equal to the lesser of the remaining MGWB Withdrawal Account or 7% annually of your Eligible Payment Amount until the earliest of (i) your contract's latest annuity start date, (ii) the death of the owner; or (iii) until your MGWB Withdrawal Account is exhausted. We will reduce the MGWB Withdrawal Account by the amount of each payment. Once your Contract is given Automatic Periodic Benefit Status (that is, your contract value is zero), we will not accept any additional premium payments in your Contract, and the Contract will not provide any benefits except those provided by the MGWB rider. Any other rider terminates. Your Contract will remain in Automatic Periodic Benefit Status until the earliest of (i) payment of all MGWB periodic payments, and (ii) payment of the Commuted Value (defined below) or (iii) the owner's death has occurred.

     On the Contract's latest annuity start date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining. We may, at our option, extend your annuity start date in order to continue the MGWB periodic payments. The Commuted Value is the present value of any then remaining MGWB periodic payments at the current interest rate plus 0.50%. The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury Strips as quoted by a national quoting service for period(s) applicable to the remaining payments. Once the last MGWB periodic payment is made or we pay you the Commuted Value, your Contract and the MGWB rider terminate.

     DEATH BENEFIT DURING AUTOMATIC PERIODIC BENEFIT STATUS. If you have never withdrawn more than 7% per year of the Eligible Payment Amount and you elected the 7% Solution Enhanced Death Benefit in your Contract (or you elected the Max 7 Enhanced Death Benefit resulting in the 7% Solution Enhanced Death Benefit as the actual benefit), the death benefit otherwise payable under the terms of your Contract will remain in force during any Automatic Periodic Benefit Status. In determining the amount of the death benefit during the Automatic Periodic Benefit Status, we deem your contract value to be zero and treat the MGWB periodic payments as withdrawals. In all other cases, the death benefit payable during Automatic Periodic Benefit Status is the greater of the floor and your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments. If you elected the Max 7 Enhanced Death Benefit, then the 7% Solution and the Annual Ratchet components shall each be calculated as if each were the elected death benefit option.

     PURCHASE. To purchase the MGWB rider, your must be age 80 or younger on the Rider Date. The MGWB rider must be purchased (i) on the contract date, or (ii) within 30 days after the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval whichever is later.

EXCLUDED FUNDS

We may be designating certain investment portfolios as "Excluded Funds." We may add new portfolios as Excluded Funds. We may also reclassify an existing portfolio as an Excluded Fund or remove such classification upon 30 days notice to you. Such reclassification will apply only to amounts transferred or otherwise added to such portfolio after the effective date of the reclassification. Investment in Excluded Funds will impact the benefit under any optional rider that you have elected. If you never invest in Excluded Funds, your rider benefits will be unaffected.

--------------------------------------------------------------------------------
 APPENDIX  N
--------------------------------------------------------------------------------



                       OPTIONAL RIDER BENEFIT CHARGES AND
                        MINIMUM GUARANTEED INCOME BENEFIT
                          FOR MAY-2002 CONTRACT OWNERS


The following is a description of the optional rider benefits for May-2002 contract owners who elected an optional rider benefit. OTHER THAN AS SPECIFIED BELOW, PLEASE SEE THE PROSPECTUS FOR A COMPLETE DESCRIPTION OF YOUR OPTIONAL RIDER BENEFITS. CAPITALIZED TERMS HAVE THE SAME MEANING AS DESCRIBED IN THE PROSPECTUS.

OPTIONAL RIDER CHARGES

MINIMUM GUARANTEED ACCUMULATION BENEFIT (MGAB). The quarterly charge for the MGAB rider is as follows:

-------------------------- ----------------------------------------------------
 Waiting Period              Quarterly Charge
--------------------------  ----------------------------------------------------
  10 Year                    0.125% of the MGAB Charge Base (0.50% annually)
  20 Year                    0.125% of the MGAB Charge Base (0.50% annually)
-------------------------- -----------------------------------------------------

The MGAB Charge Base is the total of (i) the MGAB Base on the rider date and
(ii) premiums during the 2-year period commencing on the rider date, reduced pro-rata for withdrawals and reduced for transfers made within the last 3 years prior to the MGAB Benefit Date. We will deduct charges only during your ten-year or twenty-year waiting period, as applicable. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge rate and MGAB Charge Base immediately prior to the surrender or annuitization. The MGAB Charge Base is adjusted for transfers between Special and Non-Special Funds or Excluded Funds.

MINIMUM GUARANTEED INCOME BENEFIT (MGIB). The quarterly charge for the MGIB rider is as follows

-------------------------- -----------------------------------------------------
 MGIB Rate                  Quarterly Charge
-------------------------- -----------------------------------------------------
 7%                         0.125% of the MGIB Charge Base (0.50% annually)
-------------------------- -----------------------------------------------------

The MGIB Charge Base is the total of premiums paid more than 5 years before the earliest MGIB Benefit Date, reduced pro-rata for all withdrawals taken while the MGIB rider is in effect, and accumulated at the MGIB Rate (7%) to the earlier of age 80 and reaching the MGIB Base Maximum. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge rate and your MGIB Charge Base immediately prior to the surrender or annuitization. The MGIB Charge Base is adjusted for transfers between Special and Non-Special Funds or Excluded Funds.

MINIMUM GUARANTEED WITHDRAWAL BENEFIT (MGWB). The quarterly charge for the MGWB rider is 0.125% (0.50% annually) of the original MGWB Eligible Payment Amount. The original MGWB Eligible Payment Amount is equal to all premiums paid during the first two contract years following the rider date. When we calculate the MGWB rider charge, we do not reduce the Eligible Payment Amount by the amount of any withdrawals taken while the MGWB rider is in effect. We will deduct charges only during the period before your Contract's Automatic Periodic Benefit Status. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge rate and your original MGWB Eligible Payment Amount immediately prior to the surrender or annuitization.

OPTIONAL RIDER BENEFITS

Please see the prospectus for a description of the Minimum Guaranteed Withdrawal Benefit and Minimum Guaranteed Accumulation Benefit.

MINIMUM GUARANTEED INCOME BENEFIT (MGIB) RIDER. The MGIB rider is an optional benefit which guarantees a minimum amount of annuity income will be available to you if you annuitize on the MGIB Benefit Date, regardless of fluctuating market conditions. The amount of the Minimum Guaranteed Income Benefit will depend on the amount of premiums you pay during the five contract years after you purchase the rider, the amount of contract value you allocate or transfer to Special Funds or Excluded Funds, the MGIB Rate, the adjustment for Special Fund or Excluded Fund transfers, and any withdrawals you take while the rider is in effect. Thus, investing in Special Funds or Excluded Funds may limit the MGIB benefit. For Contracts issued on or after May 1, 2003, the following investment options are designated as Special Funds: the ING Liquid Assets Portfolio; the ING Limited Maturity Bond Portfolio; the ING VP Bond Portfolio; the ING PIMCO Core Bond Portfolio; the ProFunds VP Rising Rates Opportunity Portfolio, the Fixed Account; the Fixed Interest Division; and the TSA Special Fixed Account. For Contracts issued before May 1, 2003, the ING VP Bond Portfolio and the ING PIMCO Core Bond Portfolio are not designated as Special Funds. For Contracts issued before September 2, 2003, the ProFunds VP Rising Rates Opportunity Portfolio is not designated as a Special Fund.

For a discussion of the charges we deduct under the MGIB rider, see "Optional Rider Charges."

Ordinarily, the amount of income that will be available to you on the annuity start date is based on your contract value, the annuity option you selected and the guaranteed or the income factors in effect on the date you annuitize. If you purchase the MGIB rider, the amount of income that will be available to you upon annuitization on the MGIB Benefit Date is the greatest of:

          (i) your annuity income based on your contract value adjusted for any Market Value Adjustment (see the ING USA Fixed Account prospectus) on the MGIB Benefit Date applied to the guaranteed income factors specified in your Contract for the annuity option you selected;

          (ii) your annuity income based on your contract value adjusted for any Market Value Adjustment (see the ING USA Fixed Account prospectus) on the MGIB Benefit Date applied to the then current income factors in effect for the annuity option you selected; and

          (iii)the MGIB annuity income based on your MGIB Benefit Base on the MGIB Benefit Date applied to the MGIB income factors specified in your rider for the MGIB annuity option you selected. Prior to applying the MGIB income factors, we will adjust the MGIB Benefit Base for any premium tax recovery and Market Value Adjustment (see the ING USA Fixed Account prospectus) that would otherwise apply at annuitization.

Prior to your latest annuity start date, you may choose to exercise your right to receive payments under the MGIB rider. Payments under the rider begin on the MGIB Benefit Date. We require a 10-year waiting period before you can annuitize the MGIB rider benefit. The MGIB must be exercised in the 30-day period prior to the end of the waiting period or any subsequent contract anniversary. At your request, the Company may in its discretion extend the latest contract annuity start date without extending the MGIB Benefit Date.

DETERMINING THE MGIB ANNUITY INCOME. On the MGIB Benefit Date, we calculate your MGIB annuity income as follows:

     1. WE FIRST DETERMINE YOUR MGIB BENEFIT BASE. The MGIB Benefit Base is only a calculation used to determine the MGIB. The MGIB Benefit Base does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your cash surrender value and death benefits. Any reset of contract value under provisions of the Contract or other riders will not increase the MGIB Base or MGIB Base Maximum.

          The MGIB Base is tracked separately for Covered, Special and Excluded Funds, based on initial allocation of eligible premium (or contract value) and subsequently allocated eligible premiums, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date. The MGIB Benefit Base equals the lesser of (a) and (b) where:

               a)   is the Maximum MGIB Base; and

               b)   is the sum of:

                    1)   the MGIB Base allocated to Covered Funds;

                    2)   the MGIB Base allocated to Special Funds; and

                    3) the contract value allocated to Excluded Funds. The Maximum MGIB Base is 200% of eligible premiums, adjusted pro-rata for withdrawals. The Maximum MGIB Base is not allocated by Fund category.

          The MGIB Base allocated to Covered Funds equals the eligible premiums allocated to Covered Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and the MGIB Base reaching the Maximum MGIB Base, and at 0% thereafter.

          The MGIB Base allocated to Special Funds equals the eligible premiums allocated to Special Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect. THERE IS NO ACCUMULATION OF MGIB BASE ALLOCATED TO SPECIAL FUNDS.

          The MGIB Base allocated to Excluded Funds equals the eligible premiums allocated to Excluded Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and the MGIB Base reaching the Maximum MGIB Base, and at 0% thereafter. THE MGIB BASE ALLOCATED TO EXCLUDED FUNDS IS USED ONLY FOR TRANSFER ADJUSTMENTS AND RIDER CHARGES. IT IS NOT USED TO DETERMINE BENEFITS.

          Eligible premiums are those added more than 5 years before the earliest MGIB Benefit Date. Premiums paid after that are excluded from the MGIB Base.

          The MGIB Rate is currently 7%. We may, at our discretion, discontinue offering this rate. The MGIB Rate is an annual effective rate.

          Withdrawals reduce the MGIB Base on a pro-rata basis. The percentage reduction in the MGIB Base for each Fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. For example, the value of the MGIB Base in Covered Funds after a withdrawal from one or more Covered Funds equals the value of the MGIB Base in Covered Funds before the withdrawal times the contract value in Covered Funds after the withdrawal divided by the contract value in Covered Funds before the withdrawal.

          Net transfers from Covered Funds will reduce the MGIB Base allocated to Covered Funds on a pro-rata basis. The resulting increase in the MGIB Base allocated to Special or Excluded Funds, as applicable, will equal the reduction in the MGIB Base allocated to Covered Funds.

          Net transfers from Special Funds will reduce the MGIB Base allocated to Special Funds on a pro-rata basis. The resulting increase in the MGIB Base allocated to Covered or Excluded Funds, as applicable, will equal the reduction in the MGIB Base allocated to Special Funds.

          Net transfers from Excluded Funds will reduce the MGIB Base allocated to Excluded Funds on a pro-rata basis. The resulting increase in the MGIB Base allocated to Covered or Special Funds, as applicable, will equal the lesser of the net contract value transferred and the change in the MGIB Base allocated to Excluded Funds.

     2. THEN WE DETERMINE THE MGIB ANNUITY INCOME BY MULTIPLYING YOUR MGIB BENEFIT BASE (ADJUSTED FOR ANY MARKET VALUE ADJUSTMENT AND PREMIUM TAXES) BY THE APPLICABLE INCOME FACTOR, AND THEN DIVIDING BY $1,000.

          The MGIB Income Options are available under the MGIB Rider:

          (i) Income for Life (Single Life or Joint with 100% Survivor) and 10-30 Year Certain;

          (ii) Income for a 20-30 Year Period Certain; or

          (iii)Any other income plan offered by the Company in connection with the MGIB rider on the MGIB Benefit Date.

     On the MGIB Benefit Date, we would apply the MGIB Benefit Base under the Table of Income Factors specified in the MGIB rider for the Income Option you selected. The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed factors found in your Contract.

     Then we compare the MGIB annuity income under the rider guarantee for the option selected with the annuity income under your Contract for the same option. The greater amount of income will be available to you on the MGIB Benefit Date.

     PURCHASE. To purchase the MGIB rider, you must be age 79 or younger on the rider date and the ten-year waiting period must end at or prior to the latest annuity start date. The MGIB rider must be purchased (i) on the contract date, or (ii) within thirty days after the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later. There is a ten year waiting period before you can annuitize under the MGIB rider.

     THE MGIB BENEFIT DATE. If you purchased the MGIB rider on the contract date or added the MGIB rider within 30 days following the contract date, the MGIB Benefit Date is the contract anniversary on or after the tenth contract anniversary when you decide to exercise your right to annuitize under the MGIB rider. If you added the MGIB rider at any other time, your MGIB Benefit Date is the contract anniversary at least 10 years after the rider date when you decide to exercise your right to annuitize under the MGIB rider.

     NO CHANGE OF ANNUITANT. Once the MGIB rider is purchased, the annuitant may not be changed except for the following exception. If an annuitant who is not a contract owner dies prior to annuitization, a new annuitant may be named in accordance with the provisions of your Contract. The MGIB Base is unaffected and continues to accumulate.

     NOTIFICATION. On or about 30 days prior to the MGIB Benefit Date, we will provide you with notification which will include an estimate of the amount of MGIB annuity benefit available if you choose to exercise. The actual amount of the MGIB annuity benefit will be determined as of the MGIB Benefit Date.

THE MGIB RIDER DOES NOT RESTRICT OR LIMIT YOUR RIGHT TO ANNUITIZE THE CONTRACT AT ANY TIME PERMITTED UNDER THE CONTRACT. THE MGIB RIDER DOES NOT RESTRICT YOUR RIGHT TO ANNUITIZE THE CONTRACT USING CONTRACT VALUES THAT MAY BE HIGHER THAN THE MGIB ANNUITY BENEFIT.

THE BENEFITS ASSOCIATED WITH THE MGIB RIDER ARE AVAILABLE ONLY IF YOU ANNUITIZE YOUR CONTRACT UNDER THE RIDER AND IN ACCORDANCE WITH THE PROVISIONS SET FORTH ABOVE. ANNUITIZING USING THE MGIB MAY RESULT IN THE MORE FAVORABLE STREAM OF INCOME PAYMENTS, AND DIFFERENT TAX CONSEQUENCES, UNDER YOUR CONTRACT. BECAUSE THE MGIB RIDER IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY BE LESS THAN THE LEVEL THAT MIGHT BE PROVIDED BY THE APPLICATION OF YOUR CONTRACT VALUE TO THE CONTRACT'S APPLICABLE ANNUITY FACTORS. YOU SHOULD CONSIDER ALL OF YOUR OPTIONS AT THE TIME YOU BEGIN THE INCOME PHASE OF YOUR CONTRACT.

--------------------------------------------------------------------------------
 APPENDIX  O
--------------------------------------------------------------------------------



                       OPTIONAL RIDER BENEFIT CHARGES AND
                           OPTIONAL RIDER BENEFITS FOR
                 MAY-2002, YR-2003 AND MAY-2003 CONTRACT OWNERS


The following is a description of the Minimum Guaranteed Accumulation Benefit and the Minimum Guaranteed Withdrawal Benefit for May-2002 and Yr-2003 contract owners who elected an optional rider benefit. OTHER THAN AS SPECIFIED BELOW, PLEASE SEE THE PROSPECTUS FOR A COMPLETE DESCRIPTION OF YOUR OPTIONAL RIDER BENEFITS. CAPITALIZED TERMS HAVE THE SAME MEANING AS DESCRIBED IN THE PROSPECTUS.

Minimum Guaranteed Accumulation Benefit rider:*

----------------- ---------------------------- ---------------------------------
Waiting Period    As an Annual Charge            As a Quarterly Charge
----------------- ---------------------------- ---------------------------------
10 Year           0.65% of the MGAB Charge Base  0.1625% of the MGAB Charge Base
20 Year           0.65% of the MGAB Charge Base  0.1625% of the MGAB Charge Base
----------------- ----------------------------- --------------------------------

     * The MGAB Charge Base is the total of premiums added during the two-year period commencing on the rider date if you purchase the rider on the contract date, or, your contract value on the rider date plus premiums added during the two-year period commencing on the rider date if you purchased the rider after the contract date, reduced pro-rata for all withdrawals taken while the MGAB rider is in effect, and reduced pro-rata for transfers made during the three year period before the MGAB Date. The MGAB Charge Base is tracked separately for Covered, Special and Excluded Funds, based on initial allocation of premium (or contract value), subsequent allocation of eligible premium, withdrawals and transfers. Withdrawals and transfers may reduce the applicable MGAB Charge Base by more than the amount withdrawn or transferred.

Minimum Guaranteed Withdrawal Benefit rider:

-------------------------------- -----------------------------------------------
As an Annual Charge              As a Quarterly Charge
-------------------------------- -----------------------------------------------
0.65% of contract value          0.1625% of the MGWB Eligible Payment Amount**
-------------------------------- -----------------------------------------------

** The MGWB Eligible Payment Amount is (i) the total of premiums and credit paid during the 2-year period commencing on the rider date if you purchase the rider on the contract date; or (ii) your contract value on the rider date plus subsequent premiums and credits applied during the two-year period commencing on the rider date.

MINIMUM GUARANTEED ACCUMULATION BENEFIT RIDER (MGAB). The MGAB rider is an optional benefit which provides you with an MGAB intended to guarantee a minimum contract value at the end of a specified waiting period. Only premiums added to your Contract during the first two-year period after your rider date are included in the MGAB Base. Any additional premium payments added after the second rider anniversary are not included in the MGAB Base. Thus, the MGAB rider may not be appropriate for you if you plan to add substantial premium payments after your second rider anniversary.

The MGAB is a one-time adjustment to your contract value if your contract value on the MGAB Date is less than the MGAB Base. The MGAB Date is the next business day after the applicable waiting period. We calculate your Minimum Guaranteed Accumulation Benefit on this date. The MGAB rider may offer you protection if your Contract loses value during the MGAB waiting period. For a discussion of the charges we deduct under the MGAB rider, see "Optional Rider Charges."

The MGAB rider offers a ten-year option and a twenty-year option, of which you may purchase only one. The ten-year option has a waiting period of ten years and, other than for allocations to Excluded Funds and certain transfers, guarantees that your contract value at the end of ten years will at least equal your initial premium payment, reduced pro-rata for withdrawals. Transfers made within 3 years prior to the MGAB Date will also reduce the MGAB Base pro-rata. The twenty-year option has a waiting period of twenty years and, other than allocations to Special Funds or Excluded Funds, guarantees that your contract value at the end of twenty years will at least equal two times your initial premium payment, reduced pro-rata for withdrawals and reduced for transfers made within 3 years prior to the MGAB Date. If you add the 20-year option rider after the contract date, any payment of premiums after the rider date, and/or investments in the Special or Excluded Funds, may prevent the MGAB Base from doubling over the waiting period.

CALCULATING THE MGAB. We calculate your MGAB as follows:

     1) WE FIRST DETERMINE YOUR MGAB BASE. The MGAB Base is only a calculation used to determine the MGAB. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your annuity income, cash surrender value and death benefits.

          The MGAB Base is tracked separately for Covered, Special and Excluded Funds, based on the initial allocation of premium (or contract value), subsequently allocated eligible premiums, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date. The aggregate MGAB Base is used to determine the MGAB on the MGAB Date. The aggregate MGAB Base equals the sum of:

          a)   the MGAB Base allocated to Covered Funds;

          b)   the MGAB Base allocated to Special Funds; and

          c) the LESSER OF the contract value allocated to Excluded Funds or MGAB Base allocated to Excluded Funds.

          No investment options are currently designated as Special Funds for the ten-year MGAB. The following investment options are designated as Special Funds for the twenty-year MGAB: the ING Liquid Assets Portfolio; the ING Limited Maturity Bond Portfolio; the ING VP Bond Portfolio; the ING PIMCO Core Bond Portfolio; the ProFund VP Rising Rates Opportunity Portfolio; the Fixed Account; the Fixed Interest Division; and the TSA Special Fixed Account.

               For Contracts issued prior to May 1, 2003, the ING VP Bond Portfolio and the ING PIMCO Core Bond Portfolio are not designated as Special Funds.

               For Contracts issued prior to September 2, 2003, the ProFund VP Rising Rates Opportunity Portfolio is not designated as a Special Fund.

          No investment options are currently designated as Excluded Funds. The MGAB Base for both the Covered Funds and the Excluded Funds equals the allocated eligible premiums, adjusted for subsequent withdrawals and transfers, accumulated until the MGAB Date at 0% for the ten-year MGAB and 3.5265% for the twenty-year MGAB.

          The MGAB Base for Special Funds equals the allocated eligible premiums, adjusted for subsequent withdrawals and transfers. There is no accumulation of MGAB Base for Special Funds for either the ten-year or twenty-year MGAB.

          If you purchased the MGAB optional benefit rider after the contract date, your MGAB Base equals your allocated contract value, plus premiums added during the two-year period after your rider date, accumulated at the appropriate MGAB rate described above, and adjusted for withdrawals and transfers.

          We use the MGAB Charge Base to determine the periodic MGAB rider charges. The MGAB Charge Base equals the eligible premiums, adjusted for subsequent withdrawals and transfers, as allocated by fund category. The MGAB Charge Base is tracked separately for Covered, Special and Excluded Funds, and separate rates may apply to each. Currently, the same deduction method and rate apply to all categories.

          Withdrawals reduce the MGAB Base and MGAB Charge Base on a pro-rata basis. The percentage reduction in the MGAB Base and MGAB Charge Base for each Fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal.

          Net Transfers from Covered Funds or Special Funds to Excluded Funds reduce the MGAB Base and MGAB Charge Base allocated to Covered Funds or Special Funds on a pro-rata basis. Any resulting increase in MGAB Base and MGAB Charge Base allocated to Excluded Funds will equal the reduction in the MGAB Base and MGAB Charge Base allocated to Covered Funds or Special Funds. There will be no such increase if the transfer occurs within 3 years of the MGAB Date.


          Net Transfers from Excluded Funds to other funds reduce the MGAB Base and MGAB Charge Base allocated to Excluded Funds on a pro-rata basis. The resulting increase in MGAB Base and MGAB Charge Base allocated to other funds will equal the LESSER OF the contract value transferred and the change in the MGAB Base and MGAB Charge Base allocated to Excluded Funds. There will be no such increase if the transfer occurs within 3 years of the MGAB Date.


          Any transfer within 3 years of the MGAB Date (regardless of the funds involved) reduces the MGAB Base and MGAB Charge Base for Covered, Special or Excluded Funds, as applicable, on a pro-rata basis, based on the percentage of contract value transferred, without any corresponding increase.

     2) WE THEN SUBTRACT YOUR CONTRACT VALUE ON THE MGAB DATE FROM YOUR AGGREGATE MGAB BASE. The contract value that we subtract includes both the contract value in the subaccounts in which you are invested and the contract value in your Fixed Interest Allocations, if any.

     3) ANY POSITIVE DIFFERENCE IS YOUR MGAB. If there is a MGAB, we will automatically credit it on the MGAB Date to the subaccounts in which you are invested pro-rata based on the proportion of your contract value in the subaccounts on that date, unless you have previously given us other allocation instructions. If you do not have an investment in any subaccount on the MGAB Date, we will allocate the MGAB to the Liquid Assets subaccount on your behalf. After we credit the MGAB, the amount of your annuity income, cash surrender value and death benefits will reflect the crediting of the MGAB to your contract value to the extent the contract value is used to determine such value.

     PURCHASE. To purchase the MGAB rider, you must be age 80 or younger on the Rider Date if you choose the ten-year option and age 65 or younger on the rider date if you choose the twenty-year option. The waiting period must end at or before your annuity start date. The MGAB rider may be purchased (i) on the contract date, and (ii) within 30 days following the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.

     THE MGAB DATE. If you purchased the MGAB rider on the contract date or added the MGAB rider within 30 days following the contract date, the MGAB Date is your 10th contract anniversary for the ten-year option or 20th contract anniversary for the twenty-year option. If you added the MGAB rider during the 30-day period preceding your first contract anniversary after the date of this prospectus, your MGAB Date will be the first contract anniversary occurring after 10 years (for the ten-year option) or 20 years (for the twenty-year option) after the rider date. The MGAB rider is not available if the MGAB Date would fall beyond the latest annuity start date.

     CANCELLATION. If you elected the twenty-year option, you have a one-time right to cancel the MGAB rider on your first contract anniversary that is at least 10 years after the rider date. If you purchased the MGAB rider during the 30-day period following the contract date, your one-time right to cancel the rider occurs on the tenth anniversary of your contract date. To cancel, you need to send written notice to our Customer Service Center at least 30 days before such anniversary date. If you terminate the MGAB rider before the MGAB Date, we will not credit you with the MGAB and we will assess the pro-rata portion of the MGAB rider charge for the current quarter.

     NOTIFICATION. We will report any crediting of the MGAB in your first quarterly statement following the MGAB Date.

     MINIMUM GUARANTEED WITHDRAWAL BENEFIT RIDER (MGWB). The MGWB rider is an optional benefit which guarantees that if your contract value is reduced to zero you will receive periodic payments equal to all premium payments paid during the first two contract years (Eligible Payment Amount) adjusted for any prior withdrawals. To maintain this guarantee, withdrawals in any contract year may not exceed 7% of your adjusted Eligible Payment Amount. If your contract value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year. Payments continue until your MGWB Withdrawal Account is reduced to zero. For a discussion of the charges we deduct under the MGWB rider, see "Charges and Fees -- Optional Rider Charges." Each payment you receive under the MGWB rider will be taxed as a withdrawal and may be subject to a penalty tax. See "Withdrawals" and "Federal Tax Considerations" for more information. Your original Eligible Payment Amount depends on when you purchase the MGWB rider and equals:


     1) your premium payments received during the first two contract years, if you purchased the MGWB rider on the contract date;

     2) otherwise, your contract value on the rider date, including any premiums received that day, and any subsequent premium payments received during the two-year period commencing on the rider date, if you purchased the MGWB rider after the contract date.

     THE MGWB WITHDRAWAL ACCOUNT. The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It will not affect your annuitization, surrender and death benefits.

The MGWB Withdrawal Account is equal to the Eligible Payment Amount, tracked separately for Covered and Excluded Funds, adjusted for any withdrawals and transfers between Covered and Excluded Funds. THE MGWB WITHDRAWAL ACCOUNT EQUALS THE SUM OF (A) THE MGWB WITHDRAWAL ACCOUNT ALLOCATED TO COVERED FUNDS, AND (B) THE LESSER OF (I) THE MGWB WITHDRAWAL ACCOUNT ALLOCATED TO EXCLUDED FUNDS AND
(II) THE CONTRACT VALUE IN EXCLUDED FUNDS. THUS, INVESTING IN THE EXCLUDED FUNDS MAY LIMIT THE MGWB WITHDRAWAL ACCOUNT.

No investment options are currently designated as Excluded Funds for the Minimum Guaranteed Withdrawal Benefit.

Withdrawals of up to 7% per year of the Eligible Payment Amount will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal for Covered Funds and pro rata for Excluded Funds, based on the source of the withdrawal. Any withdrawals greater than the 7% per year of the Eligible Payment Amount will cause a reduction in the MGWB Withdrawal Account of the Covered and Excluded Funds, by the proportion that the withdrawal bears to the contract value in Covered and Excluded Funds, respectively, at the time of the withdrawal. If a single withdrawal involves both Covered and Excluded Funds and exceeds 7%, the withdrawal will be treated as taken first from Covered Funds. Any withdrawals greater than 7% per year of the Eligible Payment Amount will also cause a reduction in the Eligible Payment Amount by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. Once your contract value is zero, any periodic payments paid under the MGWB rider also reduce the MGWB Withdrawal Account. If a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider.

Net transfers from Covered Funds to Excluded Funds will reduce the MGWB Withdrawal Account allocated to Covered Funds on a pro rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Excluded Funds equals the reduction in the MGWB Withdrawal Account for Covered Funds.

Net transfers from Excluded Funds to Covered Funds will reduce the MGWB Withdrawal Account allocated to Excluded Funds on a pro rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Covered Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Excluded Funds or the net contract value transferred.

     GUARANTEED WITHDRAWAL STATUS. You may continue to make withdrawals in any amount permitted under your Contract so long as your contract value is greater than zero. See "Withdrawals." However, making any withdrawals in any year greater than 7% per year of the Eligible Payment Amount will reduce the Eligible Payment Amount for future withdrawals and payments under the MGWB rider by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The MGWB rider will remain in force and you may continue to make withdrawals each year so long as:

     1)   your contract value is greater than zero;

     2)   your MGWB Withdrawal Account is greater than zero;

     3)   you have not reached your latest allowable annuity start date;

     4)   you have not elected to annuitize your Contract; and

     5) you have not died (unless your spouse has elected to continue the Contract), changed the ownership of the Contract or surrendered the Contract.

The standard Contract provision limiting withdrawals to no more than 90% of the cash surrender value is not applicable under the MGWB rider.

     AUTOMATIC PERIODIC BENEFIT STATUS. Under the MGWB rider, in the event your contract value is reduced to zero, your Contract is given Automatic Periodic Benefit Status, if:

     1)   your MGWB Withdrawal Account is greater than zero;

     2)   you have not reached your latest allowable annuity start date;

     3)   you have not elected to annuitize your Contract; and


     4) you have not died, changed the ownership of the Contract or surrendered the Contract.

Once your Contract is given Automatic Periodic Benefit Status, we will pay you the annual MGWB periodic payments, beginning on the next contract anniversary. These payments are equal to the lesser of the remaining MGWB Withdrawal Account or 7% annually of your Eligible Payment Amount, until the earliest of (i) your Contract's latest annuity start date, (ii) the death of the owner; or (iii) your MGWB Withdrawal Account is exhausted. We will reduce the MGWB Withdrawal Account by the amount of each payment. Once your Contract is given Automatic Periodic Benefit Status, we will not accept any additional premium payments in your Contract and the Contract will not provide any benefits except those provided by the MGWB rider. Any other rider terminates. Your Contract will remain in Automatic Periodic Benefit Status until the earliest of (i) payment of all MGWB periodic payments, (ii) payment of the Commuted Value (defined below) or (iii) the owner's death.

On the Contract's latest annuity start date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining. We may, at our option, extend your annuity start date in order to continue the MGWB periodic payments. The Commuted Value is the present value of any then-remaining MGWB periodic payments at the current interest rate plus 0.50%. The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury STRIPS as quoted by a national quoting service for period(s) applicable to the remaining payments. Once we pay you the last MGWB periodic payment or the Commuted Value, your Contract and the MGWB rider terminate.

     DEATH BENEFIT DURING AUTOMATIC PERIODIC BENEFIT STATUS. The death benefit payable during Automatic Periodic Benefit Status is your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments.

     PURCHASE. To purchase the MGWB rider, you must be age 80 or younger on the Rider Date. The MGWB rider must be purchased (i) on the contract date, or (ii) within 30 days after the contract date. If the rider is not yet available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.

                                   ING [LOGO]


                     ING USA ANNUITY AND LIFE INSURANCE COMPANY

ING USA Annuity and Life Insurance Company is a stock company domiciled in Iowa.
--------------------------------------------------------------------------------

ES II                                                                02/13/2004

ING GOLDENSELECT GENERATIONS PROSPECTUS

--------------------------------------------------------------------------------
   ING USA ANNUITY AND LIFE INSURANCE COMPANY
   SEPARATE ACCOUNT B OF ING USA ANNUITY AND LIFE INSURANCE COMPANY

   DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY PROSPECTUS

                           ING GOLDENSELECT GENERATIONS(R)

--------------------------------------------------------------------------------


                                                               FEBRUARY 13, 2004

     This prospectus describes ING GoldenSelect Generations, a group and individual deferred combination variable annuity contract (the "Contract") offered by ING USA Annuity and Life Insurance Company ("ING USA," the "Company," "we," "us" or "our") (formerly, Golden American Life Insurance Company). The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("non-qualified Contracts").

     The Contract provides a means for you to invest your premium payments in one or more mutual fund investment portfolios. You may also allocate premium payments to our Fixed Account with guaranteed interest periods. Your contract value will vary daily to reflect the investment performance of the investment portfolio(s) you select and any interest credited to your allocations in the Fixed Account. For Contracts sold in some states, not all Fixed Interest Allocations or subaccounts are available. The investment portfolios available under your Contract and the portfolio managers are listed on the next page.

     You have a right to return a Contract within 10 days after you receive it for a refund of the adjusted contract value (which may be more or less than the premium payments you paid), or if required by your state, the original amount of your premium payment. Longer free look periods apply in some states and in certain situations.

     REPLACING AN EXISTING ANNUITY WITH THE CONTRACT MAY NOT BE BENEFICIAL TO YOU. YOUR EXISTING ANNUITY MAY BE SUBJECT TO FEES OR PENALTIES ON SURRENDER, AND THE CONTRACT MAY HAVE NEW CHARGES.

This prospectus provides information that you should know before investing and should be kept for future reference. A Statement of Additional Information ("SAI"), dated February 13, 2004, has been filed with the Securities and Exchange Commission ("SEC"). It is available without charge upon request. To obtain a copy of this document, write to our Customer Service Center at P.O. Box 9271, Des Moines, Iowa 50306-9271 or call (800) 366-0066, or access the SEC's website (http://www.sec.gov). The table of contents of the SAI is on the last page of this prospectus and the SAI is made part of this prospectus by reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. AN INVESTMENT IN ANY SUBACCOUNT THROUGH A TRUST OR FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY ANY BANK OR BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------
     THE INVESTMENT PORTFOLIOS AND THE MANAGERS ARE LISTED ON THE NEXT PAGE.
--------------------------------------------------------------------------------

The investment portfolios available under your Contract and the portfolio managers are:

A I M ADVISORS, INC.                                                J.P. MORGAN INVESTMENT MANAGEMENT, INC.
  AIM V.I. Dent Demographic Trends Fund (Class II)                    ING JPMorgan Small Cap Equity Portfolio (Class S) (1)
A I M CAPITAL MANAGEMENT, INC.                                      JANUS CAPITAL MANAGEMENT LLC
  ING AIM Mid Cap Growth Portfolio (Class S) (1)                      ING Janus Growth and Income Portfolio (Class S) (1)
ALLIANCE CAPITAL MANAGEMENT L.P.                                      ING Janus Special Equity Portfolio (Class S) (1)
  ING Alliance Mid Cap Growth Portfolio (Class S) (1)               JENNISON ASSOCIATES LLC
BARING INTERNATIONAL INVESTMENT LIMITED                               ING Jennison Equity Opportunities Portfolio (Class S) (1)
  ING Hard Assets Portfolio (Class S) (1)                             Jennison Portfolio (Class II) (5)
CAPITAL GUARDIAN TRUST COMPANY                                        SP Jennison International Growth Portfolio (Class II) (5)
  ING Capital Guardian Large Cap Value Portfolio (Class S)(1)       JULIUS BAER INVESTMENT MANAGEMENT, INC.
  ING Capital Guardian Managed Global Portfolio (Class S)(1)          ING Julius Baer Foreign  Portfolio(1)
  ING Capital Guardian Small Cap Portfolio (Class S) (1)            MARSICO CAPITAL MANAGEMENT, LLC
CAPITAL RESEARCH AND MANAGEMENT COMPANY                               ING Marsico Growth Portfolio (Class S) (1)
  ING American Funds Growth Portfolio(2)                            MASSACHUSETTS FINANCIAL SERVICES COMPANY
  ING American Funds Growth-Income Portfolio(2)                       ING MFS Mid Cap Growth Portfolio (Class S) (1)
  ING American Funds International Portfolio(2)                       ING MFS Research Portfolio (Class S) (1)
COLUMBIA MANAGEMENT ADVISERS, INC.                                    ING MFS Total Return Portfolio (Class S) (1)
  Colonial Small Cap Value Fund (Class B)                           MERCURY ADVISORS
EAGLE ASSET MANAGEMENT, INC.                                          ING Mercury Focus Value Portfolio (Class S) (1)
  ING Eagle Asset Value Equity Portfolio (Class S) (1)                ING Mercury Fundamental Growth Portfolio (Class S) (1)
FIDELITY(R) MANAGEMENT & RESEARCH CO.                               PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
  Fidelity(R) VIP Equity-Income Portfolio (Class S2)                  ING PIMCO Core Bond Portfolio (Class S) (1)
  Fidelity(R) VIP Growth Portfolio (Class S2)                         PIMCO High Yield Portfolio
  ING FMRSM Diversified Mid Cap Portfolio (Class S) (1)             PIONEER INVESTMENT MANAGEMENT, INC.
GOLDMAN SACHS ASSET MANAGEMENT, L.P.                                  Pioneer Fund VCT Portfolio (Class II)
  ING Goldman Sachs Internet TollkeeperSM Portfolio                   Pioneer Mid-Cap Value VCT Portfolio (Class II)
    (Class S) (1)  (3)                                              PROFUND ADVISORS LLC
IIM B.V.                                                              ProFund VP Bull
  ING Developing World Portfolio (Class S) (1)                        ProFund VP Europe 30
ING INVESTMENT MANAGEMENT, LLC                                        ProFund VP Rising Rates Opportunity
  ING Liquid Assets Portfolio (Class S) (1)                           ProFund VP Small-Cap
ING INVESTMENTS, LLC                                                SALOMON BROTHERS ASSET MANAGEMENT, INC.
  ING International Portfolio (Class S) (1)                           ING Salomon Brothers All Cap Portfolio (Class S) (1)
  ING VP Bond Portfolio (Class S)                                     ING Salomon Brothers Investors Portfolio (Class S) (1)
  ING VP Growth Opportunities Portfolio (Class S)                     ING Salomon Brothers Aggressive Growth Portfolio
  ING VP Index Plus LargeCap Portfolio (Class S)                        (Class S)(2)
  ING VP MagnaCap Portfolio (Class S)                               T. ROWE PRICE ASSOCIATES, INC.
  ING VP SmallCap Opportunities Portfolio (Class S)                   ING T. Rowe Price Capital Appreciation Portfolio
  ING VP Worldwide Growth Portfolio (Class S)                           (Class S) (1)
INVESCO FUNDS GROUP, INC.                                             ING T. Rowe Price Equity Income Portfolio (Class S) (1)
  INVESCO VIF -- Financial Services Fund                            UBS GLOBAL ASSET MANAGEMENT
  INVESCO VIF -- Health Sciences Fund                                  ING UBS US Balanced Portfolio (Class S) (1)
  INVESCO VIF -- Leisure Fund                                       VAN KAMPEN
  INVESCO VIF -- Utilities Fund                                        ING Van Kampen Equity Growth Portfolio (Class S) (1)
J.P. MORGAN FLEMING ASSET MANAGEMENT                                   ING Van Kampen Global Franchise Portfolio (Class S) (1)
  (LONDON) LLC.                                                        ING Van Kampen Growth and Income Portfolio (Class S)(1)
  ING JPMorgan Fleming International Portfolio (Class S)(4)            ING Van Kampen Real Estate Portfolio (Class S) (1)

     (1) The investment adviser for this portfolio is Directed Services, Inc. The portfolio manager listed is the sub-adviser. Directed Services, Inc. is an affiliated Company of ING Groep, N.V.

     (2) The investment adviser for this portfolio is ING Investments, LLC. The portfolio manager listed is the sub-advisor.

     (3)  Internet TollkeeperSM Series is a service mark of Goldman, Sachs & Co.

     (4) The investment adviser for this portfolio is ING Life Insurance and Annuity Company. The portfolio manager listed is the sub-adviser.

     (5) The investment adviser for this portfolio is Prudential Investments LLC. The portfolio manager listed is the sub-adviser.

The above mutual fund investment portfolios are purchased and held by corresponding divisions of our Separate Account B. We refer to the divisions as "subaccounts" and the money you place in the Fixed Account's guaranteed interest periods as "Fixed Interest Allocations" in this prospectus.

--------------------------------------------------------------------------------
 TABLE  OF  CONTENTS
--------------------------------------------------------------------------------



                                                     PAGE                                                             PAGE
Index of Special Terms..............................  ii         Death Benefit Choices...............................
Fees and Expenses...................................   1           Death Benefit During the Accumulation Phase.......
Condensed Financial Information.....................                   Standard Death Benefit........................
  Accumulation Unit.................................                   Enhanced Death Benefit Options................
  The Net Investment Factor.........................                   Earnings Multiplier Benefit Rider.............
  Performance Information...........................               Death Benefit During the Income Phase.............
  Financial Statements..............................               Continuation After Death -- Spouse.................
ING USA Annuity and Life Insurance Company..........               Continuation After Death -- Not a Spouse...........
ING USA Separate Account B..........................               Required Distributions Upon Contract
The Trusts and Funds................................                   Owner's Death.................................
Covered Funds, Special Funds and Excluded                        The Annuity Options.................................
  Funds  ...........................................             Other Contract Provisions...........................
Charges and Fees....................................             Other Information...................................
  Charge Deduction Subaccount.......................             Federal Tax Considerations..........................
  Charges Deducted from the Contract Value..........             Statement of Additional Information
      Surrender Charge..............................               Table of Contents.................................
      Waiver of Surrender Charge for Extended                    Appendix A
         Medical Care...............................               Condensed Financial Information...................  A1
      Free Withdrawal Amount........................             Appendix B
      Surrender Charge for Excess Withdrawals.......               The Investment Portfolios.........................  B1
      Premium Taxes.................................             Appendix C
      Administrative Charge.........................               Fixed Account II..................................  C1
      Transfer Charge...............................             Appendix D
  Charges Deducted from the Subaccounts.............               Fixed Interest Division...........................  D1
      Mortality and Expense Risk Charge.............             Appendix E
      Asset-Based Administrative Charge.............               Surrender Charge for Excess Withdrawals
      Earnings Multiplier Benefit Charge............                   Example.......................................  E1
      Optional Rider Charges........................             Appendix F
  Trust and Fund Expenses...........................               Withdrawal Adjustment for 7% Solution
The Annuity Contract................................                   Death Benefit Element Examples................  F1
  Contract Date and Contract Year ..................             Appendix G
  Contract Owner....................................               Special Funds and Excluded Funds Examples.........  G1
  Annuity Start Date................................             Appendix H
  Annuitant.........................................                   MGWB Excess Withdrawal Amount Examples .......  H1
  Beneficiary.......................................             Appendix I
  Purchase and Availability of the Contract.........               Death Benefits for Yr-2001 Contract Owners........  I1
  Crediting of Premium Payments.....................             Appendix J
  Administrative Procedures.........................               Death Benefits for May-2002 and Yr-2003
  Contract Value....................................                   Contract Owners...............................  J1
  Cash Surrender Value..............................             Appendix K
  Addition, Deletion or Substitution of                            Death Benefits for May-2002, Yr-2003 and
      Subaccounts and Other Changes.................                   May-2003 Contract Owners......................  K1
  The Fixed Account.................................             Appendix L
Optional Riders.....................................               Optional Rider Benefits for Yr-2001
  Rider Date........................................                   Contract Owners...............................  L1
  No Cancellation...................................             Appendix M
  Termination.......................................               Optional Rider Benefit Charges and Minimum
  Minimum Guaranteed Income Benefit Rider...........                   Guaranteed Income Benefit for May-2002
  Minimum Guaranteed Withdrawal                                        Contract Owners...............................  M1
      Benefit Rider.................................             Appendix N
  Other Contracts...................................               Optional Rider Benefit Charges for Yr-2003
Withdrawals.........................................                   Contract Owners and Optional Benefit
Transfers Among Your Investments....................                   Riders for May-2002 and Yr-2003
                                                                       Contract Owners...............................  N1

--------------------------------------------------------------------------------
INDEX OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following special terms are used throughout this prospectus. Refer to the page(s) listed for an explanation of each term:

    SPECIAL TERM                                          PAGE
    ----------------------------------------------------- ----
    Accumulation Unit                                        6
    Annuitant                                               15
    Annuity Start Date                                      15
    Cash Surrender Value                                    18
    Claim Date
    Contract Date                                           14
    Contract Owner                                          14
    Contract Value                                          18
    Contract Year                                           14
    Covered Fund                                            10
    Earnings Multiplier Benefit                             40
    Excluded Fund                                           10
    Free Withdrawal Amount                                  11
    Max 7 Enhanced Death Benefit                            40
    Net Investment Factor                                    6
    Quarterly Ratchet Enhanced Death Benefit                39
    Restricted Fund                                          9
    Rider Date                                              20
    7% Solution Death Benefit Element                       38
    Special Fund                                            10
    Standard Death Benefit                                  36
    Net Rate of Return



The following terms as used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the Contract:

    TERM USED IN THIS PROSPECTUS         CORRESPONDING TERM USED IN THE CONTRACT
    ------------------------------------ ---------------------------------------
    Accumulation Unit Value              Index of Investment Experience
    Annuity Start Date                   Annuity Commencement Date
    Contract Owner                       Owner or Certificate Owner
    Contract Value                       Accumulation Value
    Transfer Charge                      Excess Allocation Charge
    Fixed Interest Allocation            Fixed Allocation
    Free Look Period                     Right to Examine Period
    Guaranteed Interest Period           Guarantee Period
    Subaccount(s)                        Division(s)
    Net Investment Factor                Experience Factor
    Regular Withdrawals                  Conventional Partial Withdrawals
    Withdrawals                          Partial Withdrawals

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES /1/

         Surrender Charge:

          COMPLETE YEARS ELAPSED     0    1    2    3    4     5    6    7    8+
             SINCE PREMIUM PAYMENT

          SURRENDER CHARGE          8%    7%   6%   5%   4%   3%    2%   1%   0%

         Transfer Charge /2/.......................  $25 per transfer, if you make more than 12 transfers in a contract year

          1 If you invested in a Fixed Interest Allocation, a Market Value Adjustment may apply to certain transactions. This may increase or decrease your contract value and/or your transfer or surrender amount.

          2 We currently do not impose this charge, but may do so in the future.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Trust or Fund fees and expenses.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE /3/..........  $30

     (We waive this charge if the total of your premium payments is $100,000 or more or if your contract value at the end of a contract year is $100,000 or more.)

          3 We deduct this charge on each contract anniversary and on surrender.

SEPARATE ACCOUNT ANNUAL CHARGES /4/

           ----------------------------------------------------------------------------------------
                                                                       ENHANCED DEATH BENEFITS
                                                                       -----------------------
                                                     STANDARD DEATH    QUARTERLY
                                                        BENEFIT         RATCHET         MAX 7
           ----------------------------------------------------------------------------------------
             Mortality & Expense Risk Charge /5/         1.25%           1.50%          1.70%
             Asset-Based Administrative Charge           0.15%           0.15%          0.15%
                 Total                                   1.40%           1.65%          1.85%
           ----------------------------------------------------------------------------------------

          4 As a percentage of average daily assets in each subaccount. The Separate Account Annual Charges are deducted daily.

EARNINGS MULTIPLIER BENEFIT RIDER CHARGE /6/

           ------------------------------------------- ------------------------
           As an Annual Charge As a Quarterly Charge
           ------------------------------------------- ------------------------
           0.30% of contract value                     0.075% of contract value
           ------------------------------------------- ------------------------

          5 We deduct the rider charge from the subaccounts in which you are invested on each quarterly contract anniversary and pro-rata on termination of the Contract; if the value in the subaccounts is insufficient, the rider charge will be deducted from the Fixed Interest Allocation(s) nearest maturity, and the amount deducted may be subject to a Market Value Adjustment.

OPTIONAL RIDER CHARGES /6/

       MINIMUM GUARANTEED INCOME BENEFIT RIDER:

           ----------------------- ----------------------------------------- -------------------------------------
           MGIB Rate               As an Annual Charge                       As a Quarterly Charge
           ----------------------- ----------------------------------------- -------------------------------------
           7%                      0.75% of the MGIB Charge Base/7/            0.1875% of the MGIB Charge Base/7/
           ----------------------- ----------------------------------------- -------------------------------------

       MINIMUM GUARANTEED WITHDRAWAL BENEFIT RIDER:

           -------------------------------- -------------------------
           As an Annual Charge As a Quarterly Charge
          -------------------------------- --------------------------
           0.35% of contract value          0.0875% of contract value
           -------------------------------- -------------------------

          6 We deduct optional rider charges from the subaccounts in which you are invested on each quarterly contract anniversary and pro-rata on termination of the Contract; if the value in the subaccounts is insufficient, the optional rider charges will be deducted from the Fixed Interest Allocation(s) nearest maturity, and the amount deducted may be subject to a Market Value Adjustment.

          7 The MGIB Charge Base generally depends on the amount of premiums you pay during the first five contract years after you purchase the rider, when you pay the premiums, less a pro-rata deduction for any withdrawal made while the MGIB rider is in effect and accumulated at the MGIB Rate. The MGIB Charge Base is tracked separately for Covered, Special and Excluded Funds, based on initial allocation of premium (or contract value), subsequent allocation of eligible premium, withdrawals and transfers. Withdrawals and transfers between Covered, Special and Excluded Funds may reduce the applicable MGIB Charge Base by more than the amount withdrawn or transferred.

TRUST OR FUND EXPENSES

The next item shows the minimum and maximum total operating expenses charged by the Trust or Fund that you may pay periodically during the time that you own the Contract. More detail concerning each Trust or Fund's fees and expenses is contained in the prospectus for each Trust or Fund.

     ---------------------------------------------------------------------------- ------------------ -----------------
     TOTAL ANNUAL TRUST OR FUND OPERATING EXPENSES                                     MINIMUM           MAXIMUM
     ---------------------------------------------------------------------------- ------------------ -----------------
     (expenses that are deducted from Trust or Fund assets, including
     management fees, distribution and/or service (12b-1) fees8, and other              0.53%             3.96%
     expenses):
     ---------------------------------------------------------------------------- ------------------ -----------------

          8 The Company may receive compensation from each of the funds or the funds' affiliates based on an annual percentage of the average net assets held in that fund by the Company. The percentage paid may vary from one fund company to another. For certain funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the Fund or Trust prospectuses. The Company may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by the Company to the funds or the funds' affiliates. These additional payments are made by the funds or the funds' affiliates to the Company and do not increase, directly or indirectly, the fees and expenses shown above.

The following table shows the annual operating expenses separately for each Trust or Fund.

FUND EXPENSE TABLE /1/

The column labeled "Total Fund Annual Expenses Without Waivers or Reductions" shows the total annual operating expenses charged by a Trust or Fund, absent expense reimbursement or fee waiver arrangements. The column labeled "Net Fund Annual Expenses Without Waivers or Reductions" shows such total annual operating expenses after applicable expense reimbursement or fee waiver arrangements where the Trust or Fund has committed to continue such reimbursement or waiver through December 31, 2004. Expenses shown are actual expenses as of 12/31/02 unless otherwise noted.

-------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL FUND                NET FUND
                                                          DISTRIBUTION                ANNUAL                   ANNUAL
                                                             AND/OR                  EXPENSES      TOTAL      EXPENSES
                                              INVESTMENT    SERVICE                  WITHOUT      WAIVERS      AFTER
                                               ADVISORY     (12B-1)      OTHER      WAIVERS OR      OR       WAIVERS OR
  FUND NAME                                      FEES         FEE       EXPENSES    REDUCTIONS  REDUCTIONS   REDUCTIONS
-------------------------------------------------------------------------------------------------------------------------

AIM V.I. Dent Demographic Trends Fund
  (Series II)                                     0.85%       0.25%        0.58%       1.68%        0.00%       1.68%
Colonial Small Cap Value Fund (Class B)           0.80%       0.25%        0.34%       1.39%        0.29%       1.10%
Fidelity(R) VIP Equity-Income Portfolio
  (Service Class 2)                               0.48%       0.25%        0.10%       0.83%        0.00%       0.83%
Fidelity(R) VIP Growth Portfolio (Service
  Class 2)                                        0.58%       0.25%        0.10%       0.93%        0.00%       0.93%
ING AIM Mid-Cap Growth Portfolio (Service Class)  0.69%       0.25%        0.01%       0.95%        0.00%       0.95%
ING Alliance Mid-Cap Growth Portfolio
  (Service Class)                                 0.78%       0.25%        0.02%       1.05%        0.00%       1.05%
ING American Funds Growth Portfolio /2/           0.38%       0.75%        0.05%       1.18%        0.00%       1.18%
ING American Funds Growth-Income Portfolio /2/    0.34%       0.75%        0.04%       1.13%        0.00%       1.13%
ING American Funds International Portfolio /2/    0.57%       0.75%        0.09%       1.41%        0.00%       1.41%
ING Capital Guardian Large Cap Value
  Portfolio (Service Class)                       0.75%       0.25%        0.01%       1.01%        0.00%       1.01%
ING Capital Guardian Managed Global
  Portfolio (Service Class)                       1.00%       0.25%        0.01%       1.26%        0.00%       1.26%
ING Capital Guardian Small Cap Portfolio
  (Service Class)                                 0.69%       0.25%        0.01%       0.95%        0.00%       0.95%
ING Developing World Portfolio (Service Class)    1.50%       0.25%        0.01%       1.76%        0.00%       1.76%
ING Eagle Asset Value Equity Portfolio
  (Service Class)                                 0.69%       0.25%        0.01%       0.95%        0.00%       0.95%
ING FMRSM Diversified Mid-Cap Portfolio
  (Service Class)                                 0.75%       0.25%        0.01%       1.01%        0.00%       1.01%
ING Goldman Sachs Internet TollkeeperSM
  Portfolio (Service Class)                       1.60%       0.25%        0.01%       1.86%        0.00%       1.86%
ING Hard Assets Portfolio (Service Class)         0.69%       0.25%        0.01%       0.94%        0.00%       0.94%
ING International Portfolio (Service Class)       1.00%       0.25%        0.01%       1.26%        0.00%       1.26%
ING Janus Growth and Income Portfolio
  (Service Class)                                 0.85%       0.25%        0.01%       1.11%        0.00%       1.11%
ING Janus Special Equity Portfolio (Service
  Class)                                          0.85%       0.25%        0.01%       1.11%        0.00%       1.11%
ING Jennison Equity Opportunities Portfolio
  (Service Class)                                 0.69%       0.25%        0.01%       0.95%        0.00%       0.95%
ING JPMorgan Fleming International Portfolio
  (Service Class)                                 0.80%       0.25%        0.20%       1.25%        0.00%       1.25%
ING JPMorgan Small Cap Equity Portfolio
  (Service Class)                                 0.90%       0.25%        0.01%       1.16%        0.00%       1.16%
ING Julius Baer Foreign Portfolio (Service
  Class)                                          1.00%       0.25%        0.01%       1.26%        0.00%       1.26%
ING Liquid Assets Portfolio (Service Class)       0.27%       0.25%        0.01%       0.53%        0.00%       0.53%
ING Marsico Growth Portfolio (Service Class)      0.78%       0.25%        0.01%       1.04%        0.00%       1.04%
ING Mercury Focus Value Portfolio (Service Class) 0.80%       0.25%        0.01%       1.06%        0.00%       1.06%
ING Mercury Fundamental Growth Portfolio
  (Service Class)                                 0.80%       0.25%        0.01%       1.06%        0.00%       1.06%
ING MFS Mid-Cap Growth Portfolio (Service Class)  0.64%       0.25%        0.02%       0.91%        0.00%       0.91%
ING MFS Research Portfolio (Service Class)        0.64%       0.25%        0.02%       0.91%        0.00%       0.91%
ING MFS Total Return Portfolio (Service
  Class)                                          0.64%       0.25%        0.02%       0.91%        0.00%       0.91%
ING PIMCO Core Bond Portfolio (Service Class)     0.66%       0.25%        0.02%       0.93%        0.00%       0.93%
ING Salomon Brothers Aggressive Growth
  Portfolio (Service Class)                       0.69%       0.25%        0.13%       1.07%        0.00%       1.07%
ING Salomon Brothers All Cap Portfolio
  (Service Class)                                 0.75%       0.25%        0.01%       1.01%        0.00%       1.01%
ING Salomon Brothers Investors Portfolio
  (Service Class)                                 0.75%       0.25%        0.01%       1.01%        0.00%       1.01%
ING T. Rowe Price Capital Appreciation
  Portfolio (Service Class)                       0.69%       0.25%        0.01%       0.95%        0.00%       0.95%
ING T. Rowe Price Equity Income Portfolio
  (Service Class)                                 0.69%       0.25%        0.01%       0.95%        0.00%       0.95%
ING UBS U.S. Balanced Portfolio (Service Class)   0.75%       0.25%        0.01%       1.01%        0.00%       1.01%
ING Van Kampen Equity Growth Portfolio
  (Service Class)                                 0.75%       0.25%        0.01%       1.01%        0.00%       1.01%
ING Van Kampen Global Franchise Portfolio
  (Service Class)                                 1.00%       0.25%        0.01%       1.26%        0.00%       1.26%
ING Van Kampen Growth and Income Portfolio
  (Service Class)                                 0.69%       0.25%        0.01%       0.95%        0.00%       0.95%
ING Van Kampen Real Estate Portfolio
  (Service Class)                                 0.69%       0.25%        0.01%       0.95%        0.00%       0.95%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL FUND                NET FUND
                                                          DISTRIBUTION                ANNUAL                   ANNUAL
                                                             AND/OR                  EXPENSES      TOTAL      EXPENSES
                                              INVESTMENT    SERVICE                  WITHOUT      WAIVERS      AFTER
                                               ADVISORY     (12B-1)      OTHER      WAIVERS OR      OR       WAIVERS OR
  FUND NAME                                      FEES         FEE       EXPENSES    REDUCTIONS  REDUCTIONS   REDUCTIONS
-------------------------------------------------------------------------------------------------------------------------

ING VP Bond Portfolio (Class S)                   0.40%       0.25%        0.09%       0.74%        0.00%       0.74%
ING VP Growth Opportunities Portfolio
  (Service Class)                                 0.75%       0.25%        0.58%       1.58%        0.48%       1.10%
ING VP Index Plus LargeCap Portfolio (Class S)    0.35%       0.25%        0.11%       0.71%        0.00%       0.71%
ING VP MagnaCap Portfolio  (Service Class)        0.75%       0.25%        0.45%       1.45%        0.35%       1.10%
ING VP SmallCap Opportunities Portfolio
  (Service Class)                                 0.75%       0.25%        0.49%       1.49%        0.39%       1.10%
ING VP Worldwide Growth Portfolio                 1.00%       0.25%        0.82%       2.07%        0.84%       1.23%
INVESCO VIF -- Financial Services Fund            0.75%       0.00%        0.34%       1.09%        0.00%       1.09%
INVESCO VIF -- Health Sciences Fund               0.75%       0.00%        0.32%       1.07%        0.00%       1.07%
INVESCO VIF -- Leisure Fund                       0.75%       0.00%        3.21%       3.96%        2.67%       1.29%
INVESCO VIF -- Utilities Fund                     0.60%       0.00%        0.58%       1.18%        0.00%       1.18%
Jennison Portfolio (Class II)                     0.60%       0.25%        0.16%       1.01%        0.00%       1.01%
PIMCO High Yield Portfolio (Admin Class)          0.25%       0.15%        0.36%       0.76%        0.00%       0.76%
PIMCO StocksPlus Growth and Income Portfolio
  (Admin Class)                                   0.40%       0.15%        0.11%       0.66%        0.00%       0.66%
Pioneer Fund VCT Portfolio (Class II)             0.65%       0.25%        0.16%       1.06%        0.00%       1.06%
Pioneer Mid Cap Value VCT Portfolio (Class II)    0.65%       0.25%        0.17%       1.07%        0.00%       1.07%
ProFund VP Bull                                   0.75%       0.25%        0.91%       1.91%        0.00%       1.91%
ProFund VP Europe 30                              0.75%       0.25%        1.03%       2.03%        0.00%       2.03%
ProFund Rising Rates Opportunity                  0.75%       0.25%        1.13%       2.13%        0.00%       2.13%
ProFund VP Small-Cap                              0.75%       0.25%        0.97%       1.97%        0.00%       1.97%
SP Jennison International Growth Portfolio
  (Class II)                                      0.85%       0.25%        0.70%       1.80%        0.00%       1.80%
-------------------------------------------------------------------------------------------------------------------------

Footnotes to the "Fund Expense Table"

          1 The Company may receive compensation from each of the funds or the funds' affiliates based on an annual percentage of the average net assets held in that fund by the Company. The percentage paid may vary from one fund company to another. For certain funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in this Fund Expense Table and the fund prospectuses. The Company may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by the Company to the funds or the funds' affiliates. These additional payments are made by the funds or the funds' affiliates to the Company and do not increase, directly or indirectly, the fees and expenses shown above. See "Fees -- Fund Expenses" for additional information.

          2 Because these portfolios are new, "Other Expenses", shown above, are estimated for 2003. This table reflects the aggregate annual operating expenses of each portfolio and its corresponding master fund.

Premium taxes (which currently range from 0% to 3.5% of premium payments) may apply, but are not reflected in the above table or in the example below.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and Trust or Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Trusts or Funds. Specifically, the Example assumes election of the Max 7 Enhanced Death Benefit and election of the earnings multiplier benefit rider with a charge of 0.30% of the contract value annually. The Example reflects the deduction of a mortality and expense risk charge, an asset-based administrative charge, and the annual contract administrative charge as an annual charge of 0.05% of assets. The Example also assumes you elected an optional benefit rider with the highest cost, an assumed charge of 1.14% annually, where the rider base is equal to the initial premium and increases by 7% annually, and the rider charge is assessed each quarter on a base equal to the hypothetical $10,000 premium increasing at 7% per year. The assumed annual rider charge of 1.14% results from the assumption of a 7% annual increase in the rider base but only a 5% earnings increase in the contract value before expenses. Thus, 1.14% represents an annual charge over the 10-year period which is equivalent to a charge of 0.1875% of rider base per quarter over the same period. Note that surrender charges may apply if you choose to annuitize your Contract within the first 5 contract years, and under certain circumstances, within the first 8 contract years.

The Example reflects the maximum charges for February-2004 contract owners. If you elect different options or are not a February-2004 contract owner, your expenses will be lower. The example also takes into account contractual limitations on Trust or Fund expenses that require reimbursement or waiver of expenses, but only for the period of the contractual limitation.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   -----------------------------------------------------------------------------
    1)  If you surrender your contract at the end of the applicable time period:
   -----------------------------------------------------------------------------
              1 year             3 years            5 years          10 years
              $1,346             $2,566             $3,721            $6,446
    2)  If you annuitize at the end of the applicable time period:
              1 year             3 years            5 years          10 years
              $1,346             $2,566             $3,721            $6,446
    3)  If you do not surrender your contract:
              1 year             3 years            5 years          10 years
               $546              $1,966             $3,321            $6,446
   -----------------------------------------------------------------------------


Compensation is paid for the sale of the Contracts. For information about this compensation, see "Selling the Contract."

--------------------------------------------------------------------------------
CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

ACCUMULATION UNIT

We use accumulation units to calculate the value of a Contract. Each subaccount of Separate Account B has its own accumulation unit value. The accumulation units are valued each business day that the New York Stock Exchange is open for trading. Their values may increase or decrease from day to day according to a Net Investment Factor, which is primarily based on the investment performance of the applicable investment portfolio. Shares in the investment portfolios are valued at their net asset value.

Tables containing (i) the accumulation unit value history of each subaccount of ING USA Separate Account B offered in this prospectus and (ii) the total investment value history of each such subaccount are presented in "Appendix A -- Condensed Financial Information." The numbers show the year-end unit values of each subaccount from the time purchase payments were first received in the subaccounts under the Contract.

THE NET INVESTMENT FACTOR

The Net Investment Factor is an index number which reflects certain charges under the Contract and the investment performance of the subaccount. The Net Investment Factor is calculated for each subaccount as follows:

     1) We take the net asset value of the subaccount at the end of each business day.

     2) We add to (1) the amount of any dividend or capital gains distribution declared for the subaccount and reinvested in such subaccount. We subtract from that amount a charge for our taxes, if any.

     3) We divide (2) by the net asset value of the subaccount at the end of the preceding business day.

     4) We then subtract the applicable daily mortality and expense risk charge and the daily asset-based administrative charge from the subaccount.

Calculations for the subaccounts are made on a per share basis. The Net Rate of Return equals the Net Investment Factor minus one.

PERFORMANCE INFORMATION

From time to time, we may advertise or include in reports to contract owners performance information for the subaccounts of Separate Account B, including the average annual total return performance, yields and other nonstandard measures of performance. Such performance data will be computed, or accompanied by performance data computed, in accordance with standards defined by the SEC.

Except for the Liquid Assets subaccount, quotations of yield for the subaccounts will be based on all investment income per unit (contract value divided by the accumulation unit) earned during a given 30-day period, less expenses accrued during such period. Information on standard total average annual return performance will include average annual rates of total return for 1, 5 and 10 year periods, or lesser periods depending on how long Separate Account B has been investing in the portfolio. We may show other total returns for periods of less than one year. We will base total return figures on the actual historic performance of the subaccounts of Separate Account B, assuming an investment at the beginning of the period when the separate account first invested in the portfolios, and withdrawal of the investment at the end of the period, adjusted to reflect the deduction of all applicable portfolio and current contract charges. We may also show rates of total return on amounts invested at the beginning of the period with no withdrawal at the end of the period. Total return figures which assume no withdrawals at the end of the period will reflect all recurring charges, but will not reflect the surrender charge. In addition, we may present historic performance data for the investment portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts of Separate Account B. This data is designed to show the performance that would have resulted if the Contract had been in existence before the separate account began investing in the portfolios.

Current yield for the Liquid Assets subaccount is based on income received by a hypothetical investment over a given 7-day period, less expenses accrued, and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks). We calculate "effective yield" for the Liquid Assets subaccount in a manner similar to that used to calculate yield, but when annualized, the income earned by the investment is assumed to be reinvested. The "effective yield" will thus be slightly higher than the "yield" because of the compounding effect of earnings. We calculate quotations of yield for the remaining subaccounts on all investment income per accumulation unit earned during a given 30-day period, after subtracting fees and expenses accrued during the period, assuming no surrender. YOU SHOULD BE AWARE THAT THERE IS NO GUARANTEE THAT THE LIQUID ASSETS SUBACCOUNT WILL HAVE A POSITIVE OR LEVEL RETURN.

We may compare performance information for a subaccount to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, or any other applicable market indices, (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies), or any other rating service, and (iii) the Consumer Price Index (measure for inflation) to determine the real rate of return of an investment in the Contract. Our reports and promotional literature may also contain other information including the ranking of any subaccount based on rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by similar rating services. Performance information reflects only the performance of a hypothetical contract and should be considered in light of other factors, including the investment objective of the investment portfolio and market conditions. Please keep in mind that past performance is not a guarantee of future results.

FINANCIAL STATEMENTS

The following statements for Golden American Separate Account B (now ING USA Annuity and Life Insurance Company Separate Account B) are included in the Statement of Additional Information: the statement of assets and liabilities as of December 31, 2002, along with the related statement of operations for the year then ended and the statements of changs in net assets for each of the two years then ended; also, the statement of assets and liabilities as of September 30, 2003, along with the statements of operations and changes in net assets for the nine months then ended.

The following consolidated financial statements for Golden American (now ING USA Annuity and Life Insurance Company) are included in the Statement of Additional
Information: the consolidated balance sheets for the years ended December 31, 2002 and 2001, along with the consolidated income statements, statements of changes in shareholder's equity, and statements of cash flows for the three years ended December 31, 2002; also, the condensed consolidated balance sheet as of September 30, 2003, along with the condensed consolidated statement of income for the three and nine months ended September 30, 2003 and 2002, and the condensed consolidated statements of changes in shareholder's equity and statements of cash flows for the nine months ended September 30, 2003 and 2002. The financial statements of Golden American presented have not been restated for the effects of Golden's merger in 2004 with United Life and Annuity Insurance Company, USG Annuity and Life Insurance Company and Equitable of Iowa Life Insurance Company.

--------------------------------------------------------------------------------
ING USA ANNUITY AND LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company) ("ING USA") is an Iowa stock life insurance company, which was originally incorporated in Minnesota on January 2, 1973. ING USA is a wholly owned subsidiary of Lion Connecticut Holdings, Inc. ("Lion Connecticut"), which in turn is a wholly owned subsidiary of ING Groep N.V. ("ING"), a global financial services holding company based in the Netherlands. ING USA is authorized to sell insurance and annuities in all states, except New York, and the District of Columbia. Golden American's consolidated financial statements appear in the Statement of Additional Information. Lion Connecticut is the holding company for Directed Services, Inc., the investment manager of the ING Investors Trust and the distributor of the Contracts, and other interests. ING also owns ING Investments, LLC and ING Investment Management, LLC, portfolio managers of the ING Investors Trust, and the investment managers of the ING Variable Insurance Trust and ING Variable Products Trust and ING Variable Product Portfolios, respectively. ING also owns Baring International Investment Limited, another portfolio manager of the ING Investors Trust. Our principal office is located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

--------------------------------------------------------------------------------
ING USA SEPARATE ACCOUNT B
--------------------------------------------------------------------------------

ING USA Separate Account B (formerly Golden American Separate Account B) ("Separate Account B") was established as a separate account of the Company on July 14, 1988. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 as amended (the "1940 Act"). Separate Account B is a separate investment account used for our variable annuity contracts. We own all the assets in Separate Account B but such assets are kept separate from our other accounts.

Separate Account B is divided into subaccounts. Each subaccount invests exclusively in shares of one investment portfolio of a Trust or Fund. Each investment portfolio has its own distinct investment objectives and policies. Income, gains and losses, realized or unrealized, of a portfolio are credited to or charged against the corresponding subaccount of Separate Account B without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from subaccounts whose assets we attribute to other variable annuity contracts supported by Separate Account B. If the assets in Separate Account B exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits and make all payments provided under the Contracts.

Note: We currently offer other variable annuity contracts that invest in Separate Account B, but are not discussed in this prospectus. Separate Account B may also invest in other investment portfolios which are not available under your Contract. Under certain circumstances, we may make certain changes to the subaccounts. For more information, see "The Annuity Contract -- Addition, Deletion, or Substitution of Subaccounts and Other Changes."

--------------------------------------------------------------------------------
THE TRUSTS AND FUNDS
--------------------------------------------------------------------------------

YOU WILL FIND INFORMATION ABOUT THE TRUSTS AND FUNDS CURRENTLY AVAILABLE UNDER YOUR CONTRACT IN APPENDIX B -- THE INVESTMENT PORTFOLIOS. A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH TRUST OR FUND MAY BE OBTAINED BY CALLING OUR CUSTOMER SERVICE CENTER AT 800-366-0066. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. If, due to differences in tax treatment or other considerations, the interests of contract owners of various contracts participating in the Trusts or Funds conflict, we, the Boards of Trustees or Directors of the Trusts or Funds, and any other insurance companies participating in the Trusts or Funds will monitor events to identify and resolve any material conflicts that may arise.

--------------------------------------------------------------------------------
RESTRICTED FUNDS
--------------------------------------------------------------------------------

We may, with 30 days notice to you, designate any investment option as a Restricted Fund and limit the amount you may allocate or transfer to a Restricted Fund. We may also change the limitations on existing contracts with respect to new premiums added to investment portfolios and with respect to new transfers to investment portfolios. We may establish any limitations, at our discretion, as a percentage of premium or contract value, or as a specified dollar amount, and change the limitation at any time. Currently, we have not designated any investment option as a Restricted Fund. If we designate an investment option as a Restricted Fund or set applicable limitations, such change will apply only to transactions made after the designation.

We limit your investment in the Restricted Funds on an aggregate basis for all Restricted Funds and for each individual Restricted Fund. Currently, we limit an investment in Restricted Funds to the following limitations: no more than $999,999,999, and no more than 30 percent of contract value. We may change these limits, in our discretion, for new contracts, premiums, transfers or withdrawals.

We monitor the aggregate and individual limits on investments in Restricted Funds for each transaction (e.g. premium payments, reallocations, withdrawals, dollar cost averaging). If the contract value in the Restricted Funds has increased beyond the applicable limit due to market growth, we will not require the reallocation or withdrawal of contract value from the Restricted Funds. However, if the contract value in the Restricted Funds exceed the aggregate limit, if you take a withdrawal, it must come from either the Restricted Funds or pro-rata from all investment options in which contract value is allocated, so that the percentage of contract value in the Restricted Funds following the withdrawal is less than or equal to the percentage of contract value in the Restricted Funds prior to the withdrawal.

We will not permit a transfer to the Restricted Funds if it would increase the contract value in the Restricted Fund or in all Restricted Funds to more than the applicable limits set forth above. We will not limit transfers from Restricted Funds. If the multiple reallocations lower the percentage of total contract value in Restricted Funds, we will permit the reallocation even if the percentage of contract value in a Restricted Fund is greater than its limit.

Please see "Withdrawals" and "Transfers Among Your Investments" in this prospectus for more information on the effect of Restricted Funds.

--------------------------------------------------------------------------------
COVERED FUNDS, SPECIAL FUNDS AND EXCLUDED FUNDS
--------------------------------------------------------------------------------

For purposes of determining death benefits and benefits under the optional benefit riders (but not the earnings multiplier benefit rider), we assign the investment options to one of three categories of funds. The categories are:

     1)   Covered Funds;

     2)   Special Funds; and

     3)   Excluded Funds.

Allocations to Covered Funds participate fully in all guaranteed benefits. Allocations to Special Funds could affect the death benefit and/or optional benefit rider guarantee that may otherwise be provided. Allocations to Excluded Funds do not participate in any guaranteed benefits, due to their potential for volatility. No investment options are currently designated as Excluded Funds.

Designation of investment options under these categories may vary by benefit. For example, we may designate an investment option a Special Fund for purposes of calculating a benefit under an optional benefit rider, but not a death benefit, or for calculating one death benefit and not another. We may, with 30 days notice to you, designate any investment option as a Special or Excluded Fund with respect to new premiums added to such investment option and also with respect to new transfers to such investment option. Please see Appendix G for examples.

--------------------------------------------------------------------------------
CHARGES AND FEES
--------------------------------------------------------------------------------

We deduct the Contract charges described below to compensate us for our costs and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for distributing and administering the Contracts, including compensation and expenses paid in connection with sales of the Contracts, for paying the benefits payable under the Contracts and for bearing various risks associated with the Contracts. The amount of a Contract charge will not always correspond to the actual costs associated with the charge. For example, the surrender charge collected may not fully cover all of the distribution expenses incurred by us with the service or benefits provided. If there are any profits from fees and charges deducted under the Contract, including the mortality and expense risk charge and rider and benefit charges, we may use such profits to finance the distribution of Contracts.

CHARGE DEDUCTION SUBACCOUNT

You may elect to have all charges against your contract value deducted directly from a single subaccount designated by the Company. Currently we use the Liquid Assets subaccount for this purpose. If you do not elect this option, or if the amount of the charges is greater than the amount in the designated subaccount, we will deduct the charges as discussed below. You may cancel this option at any time by sending satisfactory notice to our Customer Service Center.

CHARGES DEDUCTED FROM THE CONTRACT VALUE We deduct the following charges from your contract value:

     SURRENDER CHARGE. We will deduct a contingent deferred sales charge (a "surrender charge") if you surrender your Contract or if you take a withdrawal in excess of the Free Withdrawal Amount during the 8-year period from the date we receive and accept a premium payment. We base the surrender charge on a percentage of each premium payment withdrawn. The surrender charge is based on the amount requested for withdrawal. The surrender charge is deducted from the contract value remaining after you have received the amount requested for withdrawal. This charge is intended to cover sales expenses that we have incurred. We may reduce or waive the surrender charge in certain situations. We will never charge more than the maximum surrender charges. The percentage of premium payments deducted at the time of surrender or excess withdrawal depends on the number of complete years that have elapsed since that premium payment was made. We determine the surrender charge as a percentage of each premium payment as follows:

          COMPLETE YEARS ELAPSED     0    1    2    3    4     5    6    7    8+
             SINCE PREMIUM PAYMENT

          SURRENDER CHARGE          8%    7%   6%   5%   4%   3%    2%   1%   0%

     WAIVER OF SURRENDER CHARGE FOR EXTENDED MEDICAL CARE. We will waive the surrender charge in most states in the following events: (i) you begin receiving qualified extended medical care on or after the first contract anniversary for at least 45 days during a 60-day period and we receive your request for the surrender or withdrawal, together with all required documentation at our Customer Service Center during the term of your care or within 90 days after the last day of your care; or (ii) you are first diagnosed by a qualified medical professional, on or after the first contract anniversary, as having a qualifying terminal illness. We have the right to require an examination by a physician of our choice. If we require such an examination, we will pay for it. You are required to send us satisfactory written proof of illness. See your Contract for more information. The waiver of surrender charge may not be available in all states.

     FREE WITHDRAWAL AMOUNT. The Free Withdrawal Amount is the total of (i) your cumulative earnings (which is your contract value less premium payments received and prior withdrawals), and (ii) 10% of premium payments not previously withdrawn received within 8 years prior to the date of the withdrawal.

     SURRENDER CHARGE FOR EXCESS WITHDRAWALS. We will deduct a surrender charge for excess withdrawals, which may include a withdrawal you make to satisfy required minimum distribution requirements under the Internal Revenue Code (the "Code"). We consider a withdrawal to be an excess withdrawal when the amount you withdraw in any contract year exceeds the Free Withdrawal Amount. When you are receiving systematic withdrawals, any combination of regular withdrawals taken and any systematic withdrawals expected to be received in a contract year will be included in determining the amount of the excess withdrawal. Such a withdrawal will be considered a partial surrender of the Contract and we will impose a surrender charge and any associated premium tax. We will deduct such charges from the contract value in proportion to the contract value in each subaccount or Fixed Interest Allocation from which the excess withdrawal was taken. In instances where the excess withdrawal equals the entire contract value in such subaccounts or Fixed Interest Allocations, we will deduct charges proportionately from all other subaccounts and Fixed Interest Allocations in which you are invested. ANY WITHDRAWAL FROM A FIXED INTEREST ALLOCATION MORE THAN 30 DAYS BEFORE ITS MATURITY DATE WILL TRIGGER A MARKET VALUE ADJUSTMENT. See Appendix C and the Fixed Account II prospectus for more information.

For the purpose of calculating the surrender charge for an excess withdrawal:
(i) we treat premiums as being withdrawn on a first-in, first-out basis; and
(ii) amounts withdrawn which are not considered an excess withdrawal are not considered a withdrawal of any premium payments. We have included an example of how this works in Appendix E. Although we treat premium payments as being withdrawn before earnings for purpose of calculating the surrender charge for excess withdrawals, the federal tax law treats earnings as withdrawn first.

     PREMIUM TAXES. We may charge for state and local premium taxes depending on your state of residence. These taxes can range from 0% to 3.5% of the premium payment. We have the right to change this amount to conform with changes in the law or if you change your state of residence.

We deduct the premium tax from your contract value on the annuity start date. However, some jurisdictions impose a premium tax at the time initial and additional premiums are paid, regardless of when the annuity payments begin. In those states we may defer collection of the premium taxes from your contract value and deduct it when you surrender the Contract, when you take an excess withdrawal or on the annuity start date.

     ADMINISTRATIVE CHARGE. We deduct an annual administrative charge on each Contract anniversary. If you surrender your Contract prior to a Contract anniversary, we deduct an administrative charge when we determine the cash surrender value payable to you. The charge is $30 per Contract. We waive this charge if your contract value is $100,000 or more at the end of a contract year or the total of your premium payments is $100,000 or more or under other conditions established by ING USA. We deduct the charge proportionately from all subaccounts in which you are invested. If there is no contract value in those subaccounts, we will deduct the charge from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until the charge has been paid.

     TRANSFER CHARGE. We currently do not deduct any charges for transfers made during a contract year. We have the right, however, to assess up to $25 for each transfer after the twelfth transfer in a contract year. The charge will not apply to any transfers due to the election of dollar cost averaging or automatic rebalancing.

CHARGES DEDUCTED FROM THE SUBACCOUNTS

     MORTALITY AND EXPENSE RISK CHARGE. The amount of the mortality and expense risk charge depends on the death benefit you have elected and on the category of contract owner to which you belong. We deduct the charge each business day based on the assets you have in each subaccount. If there are any profits from the mortality and expense risk charge, we may use such profits to finance the distribution of contracts.

               ------------------------------ ---------------------------- -----------------------------
                                                   QUARTERLY RATCHET                  MAX 7
                         STANDARD                      ENHANCED                      ENHANCED
                       DEATH BENEFIT                 DEATH BENEFIT                DEATH BENEFIT
               --------------- -------------- -------------- ------------- -------------- --------------
                                  Annual                        Annual                       Annual
                                  Charge                        Charge                       Charge
                               Expressed as                   Expressed                   Expressed as
               Annual Charge    Daily Rate    Annual Charge    as Daily    Annual Charge   Daily Rate
                                                                 Rate
                   1.25%         0.003446%        1.50%       0.004141%        1.70%        0.004697%
               --------------- -------------- -------------- ------------- -------------- --------------

A description of the mortality and expense risk charges for contract owners other than Yr-2004 contract owners is included in the appendices. See "The Annuity Contract -- Contract Owner Categories." PLEASE RETAIN THIS PROSPECTUS AND THE APPENDIX THAT IS APPLICABLE TO YOU SO YOU WILL HAVE IT FOR FUTURE REFERENCE.

     ASSET-BASED ADMINISTRATIVE CHARGE. The amount of the asset-based administrative charge, on an annual basis, is equal to 0.15% of the assets you have in each subaccount. We deduct the charge from your assets in each subaccount on each business day at the rate of 0.000411% for each day since the previous business day.

     EARNINGS MULTIPLIER BENEFIT CHARGE. Subject to state availability, you may purchase the earnings multiplier benefit rider for a non-qualified Contract either at issue or on the next contract anniversary following the introduction of the benefit in your state, if later. So long as the rider is in effect, we will deduct a separate quarterly charge for the rider through a pro-rata reduction of the contract value of the subaccounts in which you are invested. If there is insufficient contract value in the subaccounts, we will deduct the charges from your Fixed Interest Allocations starting with the allocation nearest its maturity date. If that is insufficient, we will deduct the charge from the allocation next nearest its maturity date, and so on. We deduct the rider charge on each quarterly contract anniversary in arrears, meaning we deduct the first charge on the first quarterly anniversary following the rider date. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current contract value immediately prior to the surrender or annuitization. The quarterly charge for the earnings multiplier benefit rider is 0.075% (0.30% annually). For a description of the rider, see "Earnings Multiplier Benefit Rider."

     OPTIONAL RIDER CHARGES. In addition to the earnings multiplier benefit rider, subject to state availability, you may purchase one of two optional benefit riders that you may elect at issue. So long as the rider is in effect, we will deduct a separate quarterly charge for each optional benefit rider through a pro-rata reduction of the contract value of the subaccounts in which you are invested. If there is insufficient contract value in the subaccount, we will deduct the charges from your Fixed Interest Allocations nearest their maturity date. We deduct each rider charge on each quarterly contract anniversary in arrears, meaning we deduct the first charge on the first quarterly anniversary following the rider date. For a description of the riders and the defined terms used in connection with the riders, see "The Annuity Contract -- Optional Riders."

     MINIMUM GUARANTEED INCOME BENEFIT (MGIB). The charge for the MGIB rider is as follows:

      ---------- ------------------------------- -------------------------------
      MGIB Rate  As an Annual Charge             As a Quarterly Charge
      ---------- ------------------------------- -------------------------------
      7%         0.75% of the MGIB Charge Base   0.1875% of the MGIB Charge Base
      ---------- ------------------------------- -------------------------------

     MINIMUM GUARANTEED WITHDRAWAL BENEFIT (MGWB). The annual charge for the MGWB rider is 0.35% (0.0875% quarterly) of the contract value. The charge is deducted from the contract value on each quarterly contract anniversary date, in arrears. We will deduct charges only during the period before your Contract's Automatic Periodic Benefit Status. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge immediately prior to the surrender or annuitization.

Please see the appendix that is applicable to you for the optional rider charges under your Contract.

TRUST AND FUND EXPENSES

Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, certain portfolios deduct a service fee, which is used to compensate service providers for administrative and contract holder services provided on behalf of the portfolios, and certain portfolios deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of shares of the applicable portfolio. See "Fees and Expenses -- Trust or Fund Expenses."

--------------------------------------------------------------------------------
THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

The Contract described in this prospectus is a deferred combination variable and fixed annuity contract. The Contract provides a means for you to invest in one or more of the available mutual fund portfolios of the Trusts and Funds through Separate Account B. It also provides a means for you to invest in a Fixed Interest Allocation through the Fixed Account. See Appendix C and the Fixed Account II prospectus for more information on the Fixed Account.

CONTRACT DATE AND CONTRACT YEAR

The date the Contract became effective is the contract date. Each 12-month period following the contract date is a contract year.

CONTRACT OWNER

You are the contract owner. You have the rights and options described in the Contract. One or more persons may own the Contract. If there are multiple owners named, the age of the oldest owner will determine the applicable death benefit if such death benefit is available for multiple owners.

The death benefit becomes payable when you die. In the case of a sole contract owner who dies before the annuity start date, we will pay the beneficiary the death benefit then due. The sole contract owner's estate will be the beneficiary if no beneficiary has been designated or the beneficiary has predeceased the contract owner. In the case of a joint owner of the Contract dying before the annuity start date, we will designate the surviving contract owner as the beneficiary. This will override any previous beneficiary designation. If the contract owner is a trust and a beneficial owner of the trust has been designated, the beneficial owner will be treated as the contract owner for determining the death benefit. If a beneficial owner is changed or added after the contract date, we will treat this as a change of contract owner for determining the death benefit (likely a taxable event). If no beneficial owner of the trust has been designated, the availability of Enhanced Death Benefits will be based on the age of the annuitant at the time you purchase the Contract.

     CONTRACT OWNER CATEGORIES. There are five categories of contract owners covered by this prospectus. For ease of reference, they are called Yr-2001, May-2002, Yr-2003, May-2003 and Yr-2004 contract owners. If you are a contract owner, the category of your Contract is indicated on your quarterly statements. If you are unsure which category applies to you, please call our Customer Service Center. The telephone number is (800) 366-0066.

The following is a general description of the categories:

       -------------------------------------------------------------------------
       YR-2001: Contracts purchased on or after January 1, 2001, which offer five death benefit options, including the Annual Ratchet Enhanced Death Benefit to age 90, offer an earnings multiplier benefit option and optional benefit riders and under which the determination of benefits when there are allocations to Special Funds is based on the better of the original Yr-2001 benefit calculation and the Special Funds "floor" (as available in the state of issue at the time of purchase).

       -------------------------------------------------------------------------
       MAY-2002:    Contracts purchased on or after May 1, 2002, which offer
                    five death benefit options, including the Annual Ratchet
                    Enhanced Death Benefit to age 90, offer an earnings
                    multiplier benefit option and optional benefit riders, and under which the determination of benefits when there are
                    allocations to Special Funds is the same as the Special
                    Funds "floor," but all withdrawals are pro-rata (as
                    available in the state of issue at the time of purchase).
       -------------------------------------------------------------------------
       YR-2003:     Contracts purchased on or after February 4, 2003 which have the same death benefits and living benefits as May-2002
                    Contracts, but have a different calculation of the Minimum
                    Guaranteed Income Benefit and higher charges for all three living benefit optional riders (as available in the state of issue at the time of
       -------------------------------------------------------------------------
       MAY-2003:    Contracts purchased on or after May 1, 2003 which are the
                    same as Yr-2003, but do not offer the Deferred Ratchet
                    Enhanced Death Benefit.
       -------------------------------------------------------------------------
       YR-2004:     Contracts purchased on or after February 13, 2004 which
                    offer the Quarterly Ratchet Death Benefit, do not offer the
                    7% Solution Death Benefit, do not offer the Minimum
                    Guaranteed Accumulation Benefit and offer a Minimum
                    Guaranteed Withdrawal Benefit with reset and step-up benefit options (as available in the state of issue at the time of purchase).
       -------------------------------------------------------------------------

A description of benefits and charges for Yr-2001, May- 2002, Yr-2003 and May-2003 contract owners is included in the appendices to this prospectus, to the extent they differ from those described in this prospectus for Yr-2004 contract owners. PLEASE RETAIN THIS PROSPECTUS AND THE APPENDIX THAT IS APPLICABLE TO YOU SO YOU WILL HAVE IT FOR FUTURE REFERENCE.

     JOINT OWNER. For non-qualified Contracts only, joint owners may be named in a written request before the Contract is in effect. Joint owners may independently exercise transfers and other transactions allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them. All rights of a joint owner end at death of that owner if the other joint owner survives. The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner and the death benefit will be payable. Joint owners may only select the Standard Death Benefit option. The earnings multiplier benefit rider is not available when there are joint owners.

Any addition or deletion of a joint owner is treated as a change of owner which may affect the amount of the death benefit. See "Change of Contract Owner or Beneficiary" below. If you have elected an Enhanced Death Benefit, and you add a joint owner, the Enhanced Death Benefit from the date of change will end. If the older joint owner is attained age 85 or under, the Standard Death Benefit will apply. If the older joint owner is attained age 86 or over on the date of the ownership change, the death benefit will be the cash surrender value. The mortality and expense risk charge going forward will reflect the change in death benefit. If you elected the earnings multiplier benefit rider, it will terminate if you add a joint owner. Note that returning a Contract to single owner status will not restore any Enhanced Death Benefit or the earnings multiplier benefit. Unless otherwise specified, the term "age" when used for joint owners shall mean the age of the oldest owner.

ANNUITY START DATE

The annuity start date is the date you start receiving annuity payments under your Contract. The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. The accumulation phase is the period between the contract date and the annuity start date. The income phase begins when you start receiving regular annuity payments from your Contract on the annuity start date.

ANNUITANT

The annuitant is the person designated by you to be the measuring life in determining annuity payments. You are the annuitant unless you name another annuitant in the application. The annuitant's age determines when the income phase must begin and the amount of the annuity payments to be paid. The contract owner will receive the annuity benefits of the Contract if the annuitant is living on the annuity start date. You may not change the annuitant after the Contract is in effect.

If the contract owner is an individual, and the annuitant dies before the annuity start date and you have named a contingent annuitant, the contingent annuitant becomes the annuitant. If the annuitant dies before the annuity start date and there is no contingent annuitant, the contract owner will become the annuitant. The contract owner may designate a new annuitant within 60 days of the death of the annuitant. If the annuitant was the sole contract owner and there is no beneficiary designation, the annuitant's estate will be the beneficiary. If the contract owner is not an individual, and the annuitant dies before the annuity start date, we will pay the designated beneficiary the death benefit then due. If a beneficiary has not been designated, or if there is no designated beneficiary living, the contract owner will be the beneficiary.

Regardless of whether a death benefit is payable, if the annuitant dies and any contract owner is not an individual, distribution rules under federal tax law will apply. You should consult your tax adviser for more information if you are not an individual.

BENEFICIARY

The beneficiary is named by you in a written request. The beneficiary is the person who receives any death benefit proceeds. We pay death benefits to the primary beneficiary (unless there are joint owners, in which case death proceeds are payable to the surviving owner(s)).

If the beneficiary dies before the annuitant or the contract owner, we pay the death benefit proceeds to the contingent beneficiary, if any. If there is no surviving beneficiary, we pay the death benefit proceeds to the contract owner's estate.

One or more persons may be a beneficiary or contingent beneficiary. In the case of more than one beneficiary, we will assume any death benefit proceeds are to be paid in equal shares to the surviving beneficiaries.

     CHANGE OF CONTRACT OWNER OR BENEFICIARY. During the annuitant's lifetime, you may transfer ownership of a non-qualified Contract. A change in ownership may affect the amount of the death benefit, the guaranteed minimum death benefit and/or the death benefit option applied to the contract, the amount of the earnings multiplier benefit, if applicable, and the continuation of any other optional rider that you have elected. The new owner's age, as of the date of the change, will be used as the basis for determining the applicable benefits and charges. The new owner's death will determine when a death benefit is payable.

If you have elected the Standard Death Benefit option, the minimum guaranteed death benefit will continue if the new owner is age 85 or under on the date of the ownership change. For the Enhanced Death Benefit options, if the new owner is age 79 or under on the date that ownership changes, the minimum guaranteed death benefit will continue. If the new owner is age 80 to 85, the Enhanced Death Benefit will end, and the death benefit will become the Standard Death Benefit. For all death benefit options, 1) if the new owner's attained age is 86 or over on the date of the ownership change, or 2) if the new owner is not an individual (other than a trust for the benefit of the owner or annuitant), the death benefit will be the cash surrender value. The mortality and expense risk charge going forward will reflect the change in death benefit. Please note that once a death benefit has been changed due to a change in owner, a subsequent change to a younger owner will not restore any Enhanced Death Benefits.

If you have elected the earnings multiplier benefit rider, and the new owner is under age 76, the rider will continue. The benefit will be adjusted to reflect the attained age of the new owner as the issue age. We will use the Maximum Base and Benefit Base percentages in effect on the original rider date to calculate the benefit. If the new owner is age 76 or over, the rider will terminate. If you have not elected the earnings multiplier benefit rider, the new owner may not add the rider upon the change of ownership. If you have elected another optional rider, the rider will terminate upon a change of ownership.

A change of owner likely has tax consequences. See "Federal Tax Considerations" in this prospectus. You have the right to change beneficiaries during the annuitant's lifetime unless you have designated an irrevocable beneficiary. If you have designated an irrevocable beneficiary, you and the irrevocable beneficiary may have to act together to exercise some of the rights and options under the Contract. You may also restrict a beneficiary's right to elect an annuity option or receive a lump sum payment. If so, such rights or options will not be available to the beneficiary.

All requests for changes must be in writing and submitted to our Customer Service Center. The change will be effective as of the day you sign the request. The change will not affect any payment made or action taken by us before recording the change.

PURCHASE AND AVAILABILITY OF THE CONTRACT

We will issue a Contract only if both the annuitant and the contract owner are age 75 or younger. The initial premium payment must be $5,000 or more ($1,500 for qualified Contracts). You may make additional payments of $100 or more ($50 for qualified Contracts) at any time after the free look period before you turn age 85. Under certain circumstances, we may waive the minimum premium payment requirement. We may also change the minimum initial or additional premium requirements for certain group or sponsored arrangements. An initial or additional premium payment that would cause the contract value of all annuities that you maintain with us to exceed $1,000,000 requires our prior approval. The Contract may not be available to all ages through all broker-dealers.

The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. YOU SHOULD NOT BUY THIS CONTRACT: (I) IF YOU ARE LOOKING FOR A SHORT-TERM INVESTMENT; (II) IF YOU CANNOT RISK GETTING BACK LESS MONEY THAN YOU PUT IN; OR (III) IF YOUR ASSETS ARE IN A PLAN WHICH PROVIDES FOR TAX-DEFERRAL AND YOU SEE NO OTHER REASON TO PURCHASE THIS CONTRACT.

IRAs and other qualified plans already have the tax-deferral feature found in this Contract. For an additional cost, the Contract provides other features and benefits including death benefits and the ability to receive a lifetime income. You should not purchase a qualified Contract unless you want these other features and benefits, taking into account their cost. See "Fees and Expenses" in this prospectus. IF YOU ARE CONSIDERING AN ENHANCED DEATH BENEFIT OPTION AND/OR THE EARNINGS MULTIPLIER BENEFIT RIDER AND YOUR CONTRACT WILL BE AN IRA, SEE "TAXATION OF QUALIFIED CONTRACTS -- INDIVIDUAL RETIREMENT ANNUITIES" AND "TAX CONSEQUENCES OF ENHANCED DEATH BENEFIT" IN THIS PROSPECTUS.

We and our affiliates offer other variable products that may offer some of the same investment portfolios. These products have different benefits and charges, and may or may not better match your needs. If you are interested in learning more about these other products, contact our Customer Service Center or your registered representative.

CREDITING OF PREMIUM PAYMENTS

We will process your initial premium within 2 business days after receipt, if the application and all information necessary for processing the Contract are complete. We will process subsequent premium payments within 1 business day if we receive all information necessary. In certain states we also accept initial and additional premium payments by wire order. Wire transmittals must be accompanied by sufficient electronically transmitted data. We may retain your initial premium payment for up to 5 business days while attempting to complete an incomplete application. If the application cannot be completed within this period, we will inform you of the reasons for the delay. We will also return the premium payment immediately unless you direct us to hold the premium payment until the application is completed.

We will allocate your initial payment according to the instructions you specified. If a subaccount is not available or requested in error, we will make inquiry about a replacement subaccount. If we are unable to reach you or your representative, we will consider the application incomplete. For initial premium payments designated for a subaccount of Separate Account B, we will credit the payment at the accumulation unit value next determined after we receive your premium payment and the completed application. Once the completed application is received, we will allocate the payment to the subaccounts of Separate Account B specified by you within 2 business days. We will ask about any missing information related to subsequent payments. We will allocate the subsequent payment(s) pro-rata according to the current variable subaccount allocation unless you specify otherwise. Any fixed allocation(s) will not be considered in the pro-rata calculations. If a subaccount is no longer available or requested in error, we will allocate the subsequent payment(s) proportionally among the other subaccount(s) in your current allocation or your allocation instructions. For any subsequent premium payments, we will credit the payment designated for a subaccount of Separate Account B at the accumulation unit value next determined after receipt of your premium payment and instructions.

Once we allocate your premium payment to the subaccounts selected by you, we convert the premium payment into accumulation units. We divide the amount of the premium payment allocated to a particular subaccount by the value of an accumulation unit for the subaccount to determine the number of accumulation units of the subaccount to be held in Separate Account B with respect to your Contract. The net investment results of each subaccount vary with its investment performance.

If your premium payment was transmitted by wire order from your broker/dealer, we will follow one of the following two procedures after we receive and accept the wire order and investment instructions. The procedure we follow depends on state availability and the procedures of your broker/dealer.

     1) If either your state or broker/dealer do not permit us to issue a Contract without an application, we reserve the right to rescind the Contract if we do not receive and accept a properly completed application or enrollment form within 5 days of the premium payment. If we do not receive the application or form within 5 days of the premium payment, we will refund the contract value plus any charges we deducted, and the Contract will be voided. Some states require that we return the premium paid.

     2) If your state and broker/dealer allow us to issue a Contract without an application, we will issue and mail the Contract to you or your representative, together with an Application Acknowledgement Statement for your execution. Until our Customer Service Center receives the executed Application Acknowledgement Statement, neither you nor the broker/dealer may execute any financial transactions on your Contract unless they are requested in writing by you. We may require additional information before complying with your request (e.g., signature guarantee).

In some states, we may require that an initial premium designated for a subaccount of Separate Account B or the Fixed Account be allocated to a subaccount specially designated by the Company (currently, the Liquid Assets subaccount) during the free look period. After the free look period, we will convert your contract value (your initial premium plus any earnings less any expenses) into accumulation units of the subaccounts you previously selected. The accumulation units will be allocated based on the accumulation unit value next computed for each subaccount. Initial premiums designated for Fixed Interest Allocations will be allocated to a Fixed Interest Allocation with the guaranteed interest period you have chosen; however, in the future we may allocate the premiums to the specially designated subaccount during the free look period.

We may also refuse to accept certain forms of premium payments or loan repayments, if applicable, (traveler's checks, for example) or restrict the amount of certain forms of premium payments or loan repayments (money orders totaling more than $5,000, for example). In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning your premium payment and not issuing the contract.

ADMINISTRATIVE PROCEDURES

We may accept a request for Contract service in writing, by telephone, or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information, and/or other administrative requirements. We will process your request at the contract value next determined only after you have met all administrative requirements.

CONTRACT VALUE

We determine your contract value on a daily basis beginning on the contract date. Your contract value is the sum of (i) the contract value in the Fixed Interest Allocations, and (ii) the contract value in each subaccount in which you are invested.

     CONTRACT VALUE IN FIXED INTEREST ALLOCATIONS. The contract value in your Fixed Interest Allocation is the sum of premium payments allocated to the Fixed Interest Allocation under the Contract, plus contract value transferred to the Fixed Interest Allocation, plus credited interest, minus any transfers and withdrawals from the Fixed Interest Allocation (including any Market Value Adjustment applied to such withdrawal), contract fees (including, in some cases, fees for optional benefit riders) and premium taxes.

     CONTRACT VALUE IN THE SUBACCOUNTS. On the contract date, the contract value in the subaccount in which you are invested is equal to the initial premium paid and designated to be allocated to the subaccount. On the contract date, we allocate your contract value to each subaccount and/or a Fixed Interest Allocation specified by you, unless the Contract is issued in a state that requires the return of premium payments during the free look period, in which case, the portion of your initial premium not allocated to a Fixed Interest Allocation may be allocated to a subaccount specially designated by the Company during the free look period for this purpose (currently, the Liquid Assets subaccount).

On each business day after the contract date, we calculate the amount of contract value in each subaccount as follows:

     1) We take the contract value in the subaccount at the end of the preceding business day.

     2) We multiply (1) by the subaccount's Net Rate of Return since the preceding business day.

     3)   We add (1) and (2).

     4) We add to (3) any additional premium payments, and then add or subtract any transfers to or from that subaccount.

     5) We subtract from (4) any withdrawals and any related charges, and then subtract any contract fees and premium taxes.

CASH SURRENDER VALUE

The cash surrender value is the amount you receive when you surrender the Contract. The cash surrender value will fluctuate daily based on the investment results of the subaccounts in which you are invested and interest credited to Fixed Interest Allocations and any Market Value Adjustment. See the ING USA Fixed Account II prospectus for a description of the calculation of cash surrender value under any Fixed Interest Allocation. We do not guarantee any minimum cash surrender value. On any date during the accumulation phase, we calculate the cash surrender value as follows: we start with your contract value, adjust for any Market Value Adjustment, and then we deduct any surrender charge, any charge for premium taxes, the annual contract administrative fee (unless waived), any optional benefit rider charge, and any other charges incurred but not yet deducted.

     SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE. You may surrender the Contract at any time while the annuitant is living and before the annuity start date. A surrender is effective on the date we receive your written request and the Contract at our Customer Service Center. After we receive all paperwork required for us to process your surrender, we will determine and pay the cash surrender value at the price next determined. Once paid, all benefits under the Contract will terminate. For administrative purposes, we will transfer your money to a specially designated subaccount (currently the Liquid Assets subaccount) prior to processing the surrender. This transfer will have no effect on your cash surrender value. You may receive the cash surrender value in a single sum payment or apply it under one or more annuity options. We will usually pay the cash surrender value within 7 days.

Consult your tax adviser regarding the tax consequences associated with surrendering your Contract. A surrender made before you reach age 59 1/2 may result in a 10% tax penalty. See "Federal Tax Considerations" for more details.

ADDITION, DELETION OR SUBSTITUTION OF SUBACCOUNTS AND OTHER CHANGES

We may make additional subaccounts available to you under the Contract. These subaccounts will invest in investment portfolios we find suitable for your Contract. We may also withdraw or substitute investment portfolios, subject to the conditions in your Contract and compliance with regulatory requirements. We may amend the Contract to conform to applicable laws or governmental regulations. If we feel that investment in any of the investment portfolios has become inappropriate to the purposes of the Contract, we may, with approval of the SEC (and any other regulatory agency, if required) substitute another portfolio for existing and future investments. If you elected the dollar cost averaging, systematic withdrawals or automatic rebalancing programs, or if you have other outstanding instructions and we substitute or otherwise eliminate a portfolio subject to those instructions, we will execute your instructions using the substituted or proposed replacement portfolio, unless you request otherwise. The substitute or proposed replacement portfolio may have higher fees and charges than any portfolio it replaces. We will provide you with written notice before we make these changes. We reserve the right to: (i) deregister Separate Account B under the 1940 Act; (ii) operate Separate Account B as a management company under the 1940 Act if it is operating as a unit investment trust; (iii) operate Separate Account B as a unit investment trust under the 1940 Act if it is operating as a managed separate account; (iv) restrict or eliminate any voting rights as to Separate Account B; and (v) combine Separate Account B with other accounts.

We will provide you with written notice before we make any of these changes.

THE FIXED ACCOUNT

The Fixed Account is a segregated asset account which contains the assets that support a contract owner's Fixed Interest Allocations. See Appendix C and the Fixed Account II prospectus for more information.

OPTIONAL RIDERS

Subject to state availability, you may elect one of the two optional benefit riders discussed below. YOU MAY ADD ONLY ONE OF THESE TWO RIDERS TO YOUR CONTRACT. EACH RIDER HAS A SEPARATE CHARGE. Once elected, the riders generally may not be cancelled. You may not remove the rider and charges will be assessed regardless of the performance of your Contract. Please see "Charges and Fees -- Optional Rider Charges" for information on rider charges.

The following describes the optional riders for Contracts in the Yr-2004 category. A description of the calculation of the optional rider benefits for all other contract owners is included in the appendices to this prospectus, to the extent they differ from those described in the prospectus for Yr-2004 contract owners. Please retain this prospectus and the appendix that is applicable to you so you will have it for future reference. THE OPTIONAL RIDERS MAY NOT BE AVAILABLE FOR ALL INVESTORS. YOU SHOULD ANALYZE EACH RIDER THOROUGHLY AND UNDERSTAND IT COMPLETELY BEFORE YOU SELECT ONE. THE OPTIONAL RIDERS DO NOT GUARANTEE ANY RETURN OF PRINCIPAL OR PREMIUM PAYMENTS AND DO NOT GUARANTEE PERFORMANCE OF ANY SPECIFIC INVESTMENT PORTFOLIO UNDER THE CONTRACT. YOU SHOULD CONSULT A QUALIFIED FINANCIAL ADVISER IN EVALUATING THE RIDERS.

THE OPTIONAL RIDERS MAY NOT BE APPROVED IN ALL STATES. CHECK WITH OUR CUSTOMER SERVICE CENTER FOR AVAILABILITY IN YOUR STATE. THE TELEPHONE NUMBER IS (800) 366-0066. RIDER DATE. The rider date is the date an optional benefit rider becomes effective. The rider date is also the contract date if you purchase the rider when the Contract is issued.

NO CANCELLATION. Once you purchase a rider, you may not cancel it unless you cancel the Contract during the Contract's free look period, surrender, annuitize or otherwise terminate the Contract. These events automatically cancel any rider. Once the Contract continues beyond the free look period, you may not cancel the rider. The Company may, at its discretion, cancel and/or replace a rider at your request in order to renew or reset a rider.

TERMINATION. The optional riders are "living benefits," which means the guaranteed benefits offered by the riders are intended to be available to you while you are living and while your Contract is in the accumulation phase. The optional riders automatically terminate if you:

     o annuitize, surrender or otherwise terminate your Contract during the accumulation phase; or

     o die during the accumulation phase (first owner to die if there are multiple contract owners, or at death of annuitant if contract owner is not a natural person), unless your spouse beneficiary elects to continue the Contract.

The optional riders will also terminate if there is a change in contract ownership (other than a spousal beneficiary continuation on your death). Other circumstances which may cause a particular optional rider to terminate automatically are discussed below with each rider.

MINIMUM GUARANTEED INCOME BENEFIT RIDER (MGIB). The MGIB rider is an optional benefit which guarantees a minimum amount of annuity income will be available to you if you annuitize on the MGIB Date, regardless of fluctuating market conditions. The amount of the Minimum Guaranteed Income Benefit will depend on the amount of premiums you pay during the five contract years after you purchase the rider, the amount of contract value you allocate or transfer to Special Funds or Excluded Funds, the MGIB Rate, the adjustment for Special Fund or Excluded Fund transfers, and any withdrawals you take while the rider is in effect. Thus, investing in Special Funds or Excluded Funds may limit the MGIB.

The following investment options are designated as Special Funds for purposes of calculating the MGIB: the ING Liquid Assets Portfolio, the ING VP Bond Portfolio, the ING PIMCO Core Bond Portfolio; the ProFunds VP Rising Rates Opportunity Portfolio, the Fixed Account, the Fixed Interest Division and the TSA Special Fixed Account.

     For Contracts issued prior to May 1, 2003, the ING VP Bond Portfolio and the ING PIMCO Core Bond Portfolio are not designated as Special Funds. For Contracts issued prior to September 2, 2003, the ProFunds VP Rising Rates Opportunity Portfolio is not designated as a Special Fund.

No investment options are currently designated as Excluded Funds.

The MGIB Rate is currently 7%. We may, at our discretion, discontinue offering this rate. The MGIB Rate is an annual effective rate. For a discussion of the charges we deduct under the MGIB rider, see "Charges and Fees -- Optional Rider Charges." Ordinarily, the amount of income that will be available to you on the annuity start date is based on your contract value, the annuity option you selected and the guaranteed or the income factors in effect on the date you annuitize. If you purchase the MGIB rider, the amount of income that will be available to you upon annuitization on the MGIB Date is the greatest of:

     1) your annuity income based on your contract value adjusted for any Market Value Adjustment (see Appendix C and the Fixed Account II prospectus) on the MGIB Date applied to the guaranteed income factors specified in your Contract for the annuity option you selected;

     2) your annuity income based on your contract value adjusted for any Market Value Adjustment (see Appendix C and the Fixed Account II prospectus) on the MGIB Date applied to the then-current income factors in effect for the annuity option you selected; or

     3) the MGIB annuity income based on your MGIB Base on the MGIB Date applied to the MGIB income factors specified in your rider for the MGIB annuity option you selected. Prior to applying the MGIB income factors, we will adjust the MGIB Base for any premium tax recovery and Market Value Adjustment (see Appendix C and the Fixed Account II prospectus) that would otherwise apply at annuitization.

The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed factors found in your Contract. The MGIB Benefit Base is only a calculation used to determine the MGIB annuity income. The MGIB Benefit Base does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your cash surrender value and death benefits. Any reset of contract value under provisions of the Contract or other riders will not increase the MGIB Benefit Base or Maximum MGIB Base.

The MGIB Benefit Base is tracked separately for Covered, Special and Excluded Funds, based on initial allocation of eligible premium (or contract value) and credits, and subsequently allocated eligible premiums and any credits we add, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date.

Prior to your latest annuity start date, you may choose to exercise your right to receive payments under the MGIB rider. Payments under the rider begin on the MGIB Date. We require a 10-year waiting period before you can annuitize the MGIB rider benefit. The MGIB must be exercised in the 30-day period prior to the end of the waiting period or any subsequent contract anniversary. At your request, the Company may in its discretion extend the latest contract annuity start date without extending the MGIB Date.

     DETERMINING THE MGIB CHARGE BASE: The MGIB Charge Base is the greater of the MGIB Rollup Base and the MGIB Ratchet Base.

     (i) The MGIB Rollup Base is equal to the lesser of the Maximum MGIB Base and the sum of (a), (b) and (c) where: (a) is the MGIB Rollup Base for Covered Funds; (b) is the MGIB Rollup Base for Special Funds; (c) is the MGIB Rollup Base for Excluded Funds; and

     (ii) The MGIB Ratchet Base is equal to the sum of (a) and (b) where: (a) is the MGIB Ratchet Base for Covered and Special Funds; and (b) is the MGIB Ratchet Base for Excluded Funds.

     DETERMINING THE MGIB ANNUITY INCOME. On the MGIB Date, we calculate your MGIB annuity income as follows:

     1) WE FIRST DETERMINE YOUR MGIB BENEFIT BASE: The MGIB Benefit Base is equal to the greater of the MGIB Rollup Benefit Base and the MGIB Ratchet Benefit Base.

          (i) The MGIB Rollup Benefit Base is equal to the lesser of the Maximum MGIB Base and the sum of (a), (b) and (c) where: (a) is the MGIB Rollup Base for Covered Funds; (b) is the MGIB Rollup Base for Special Funds; (c) is the contract value allocated to Excluded Funds; and

          (ii) The MGIB Ratchet Benefit Base is equal to the sum of (a) and (b) where: (a) is the MGIB Ratchet Base for Covered and Special Funds; and (b) is the contract value allocated to Excluded Funds.

          The Maximum MGIB Base is 300% of eligible premiums and credits adjusted pro-rata for withdrawals. The Maximum MGIB Base is not allocated by Fund category and credits.

          A) CALCULATION OF MGIB ROLLUP BENEFIT BASE THE MGIB ROLLUP BASE ALLOCATED TO COVERED FUNDS equals the eligible premiums and credits allocated to Covered Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rollup Rate to the earlier of the oldest owner reaching age 80 and the MGIB Rollup Benefit Base reaching the Maximum MGIB Base, and at 0% thereafter.

               THE MGIB ROLLUP BASE ALLOCATED TO SPECIAL FUNDS equals the eligible premiums and credits allocated to Special Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect. THERE IS NO ACCUMULATION OF MGIB ROLLUP BASE ALLOCATED TO SPECIAL FUNDS.

               THE MGIB ROLLUP BASE ALLOCATED TO EXCLUDED FUNDS equals the eligible premiums and credits allocated to Excluded Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and the MGIB Rollup Benefit Base reaching the Maximum MGIB Base, and at 0% thereafter. THE MGIB ROLLUP BASE

               ALLOCATED TO EXCLUDED FUNDS IS USED ONLY FOR TRANSFER ADJUSTMENTS AND RIDER CHARGES. IT IS NOT USED TO DETERMINE BENEFITS. Eligible premiums and credits are those added more than 5 years before the earliest MGIB Benefit Date. Premiums paid and credits after that are excluded from the MGIB Rollup Base. The MGIB Rollup Rate is currently 7%. We may, at our discretion, discontinue offering this rate. The MGIB Rollup Rate is an annual effective rate.

               Withdrawals reduce the MGIB Rollup Base on a pro-rata basis. The percentage reduction in the MGIB Rollup Base for each Fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. For example, the value of the MGIB Rollup Base in Covered Funds after a withdrawal from one or more Covered Funds equals the value of the MGIB Rollup Base in Covered Funds before the withdrawal times the contract value in Covered Funds after the withdrawal divided by the contract value in Covered Funds before the withdrawal.

               Net transfers from Covered Funds will reduce the MGIB Rollup Base allocated to Covered Funds on a pro-rata basis. The resulting increase in the MGIB Rollup Base allocated to Special or Excluded Funds, as applicable, will equal the reduction in the MGIB Rollup Base allocated to Covered Funds.

               Net transfers from Special Funds will reduce the MGIB Rollup Base allocated to Special Funds on a pro-rata basis. The resulting increase in the MGIB Rollup Base allocated to Covered or Excluded Funds, as applicable, will equal the reduction in the MGIB Rollup Base allocated to Special Funds.

               Net transfers from Excluded Funds will reduce the MGIB Rollup Base allocated to Excluded Funds on a pro-rata basis. The resulting increase in the MGIB Rollup Base allocated to Covered or Special Funds, as applicable, will equal the lesser of the net contract value transferred and the change in the MGIB Rollup Base allocated to Excluded Funds.

          B)   CALCULATION OF MGIB RATCHET BENEFIT BASE

               The MGIB RATCHET BASE FOR COVERED FUNDS AND SPECIAL FUNDS equals:

               o on the rider date, eligible premiums plus credits, or the contract value, if applicable, allocated to Covered Funds and Special Funds;

               o on each "quarterly anniversary date" prior to attainment of age 90, the MGIB Ratchet Base for Covered Funds and Special Funds is set equal to the greater of :

                    1) the current contract value allocated to Covered Funds and Special Funds (after any deductions occurring on that date); and

                    2) the MGIB Ratchet Base for Covered Funds and Special Funds from the most recent prior quarterly anniversary date, adjusted for any new eligible premiums and withdrawals attributable to Covered Funds or Special Funds, and transfers.

               o at other times, the MGIB Ratchet Base for Covered Funds and Special Funds is the MGIB Ratchet Base from the prior quarterly anniversary date, adjusted for subsequent eligible premiums and withdrawals attributable to Covered Funds or Special Funds, and transfers.

               The MGIB RATCHET BASE FOR EXCLUDED FUNDS is calculated the same as for Covered Funds and Special Funds, but for premiums, credits, allocations, withdrawals or transfers attributable to Excluded Funds.

               Effect of Transfers on MGIB Ratchet Base:

               Net transfers from Covered or Special Funds to Excluded Funds will reduce the MGIB Ratchet Base allocated to Covered and Special Funds on a pro-rata basis. The resulting increase in the MGIB Ratchet Base allocated to Excluded Funds will equal the reduction in the MGIB Ratchet Base allocated to Covered and Special Funds.

               Net transfers from Excluded Funds to Covered or Special Funds will reduce the MGIB Ratchet Base allocated to Excluded Funds on a pro-rata basis. The resulting increase in the MGIB Ratchet Base allocated to Covered and Special Funds will equal the lesser of the net contract value transferred and the change in the MGIB Ratchet Base allocated to Excluded Funds. A "quarterly anniversary date" is the date three months from the contract date that falls on the same date in the month as the contract date. For example, if the contract date is February 12, the quarterly anniversary date is May 12. If there is no corresponding date in the month, the quarterly anniversary date will be the last date of such month. If the quarterly anniversary date falls on a weekend or holiday, we will use the value as of the subsequent business day.

     2) THEN WE DETERMINE THE MGIB ANNUITY INCOME BY MULTIPLYING YOUR MGIB BENEFIT BASE (ADJUSTED FOR ANY MARKET VALUE ADJUSTMENT, SURRENDER CHARGE AND PREMIUM TAXES) BY THE INCOME FACTOR, AND THEN DIVIDE BY $1,000.

MGIB INCOME OPTIONS

The following are the MGIB Income Options available under the MGIB Rider:

     a) Income for Life (Single Life or Joint with 100% Survivor) and 10-20 year certain;

     b) Income for a 20-30 year period certain; c) Any other income plan offered by the Company in conjunction with the MGIB rider on the MGIB Benefit Date.

You may elect to have payments under MGIB Income Options (a) and (b) increase annually at 1%, 2% or 3%. Once during the life of the Contract, you have the option to elect to apply up to 50% of the MGIB Benefit Base to one of the MGIB Income Options available under the Rider. This option may only be exercised on a contract anniversary at or after the end of the waiting period. The portion of the MGIB Benefit Base so applied will be used to determine the MGIB income, as is otherwise described in the prospectus. The Contract Value will be reduced on a pro-rata basis. Any subsequent exercise of your right to receive payments under the MGIB rider must be for 100% of the remaining value. The amount applied to the partial annuitization will be treated as a withdrawal for purposes of adjusting contract and rider values.

PLEASE NOTE THAT IF YOU ELECT PARTIAL ANNUITIZATION, INCOME PAYMENTS RECEIVED WILL BE TAXED AS WITHDRAWALS. PLEASE CONSULT YOUR TAX ADVISER BEFORE MAKING THIS ELECTION, AS THE TAXATION OF PARTIAL ANNUITIZATION IS UNCERTAIN.

     PURCHASE. To purchase the MGIB rider, you must be age 79 or younger on the rider date and the ten-year waiting period must end at or prior to the latest annuity start date. The MGIB rider must be purchased (i) on the contract date, or (ii) within thirty days after the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later. There is a ten year waiting period before you can annuitize under the MGIB rider. This could reduce the MGIB.

     THE MGIB DATE. If you purchased the MGIB rider on the contract date or added the MGIB rider within 30 days following the contract date, the MGIB Date is the contract anniversary on or after the tenth contract anniversary when you decide to exercise your right to annuitize under the MGIB rider. If you added the MGIB rider at any other time, your MGIB Date is the contract anniversary at least 10 years after the rider date when you decide to exercise your right to annuitize under the MGIB rider.

     NO CHANGE OF ANNUITANT. Once you purchase the MGIB rider, the annuitant may not be changed except for the following exception. If an annuitant who is not a contract owner dies prior to annuitization, a new annuitant may be named in accordance with the provisions of your Contract. The MGIB Base is unaffected and continues to accumulate.

     NOTIFICATION. On or about 30 days prior to the MGIB Date, we will provide you with notification which will include an estimate of the amount of MGIB annuity benefit available if you choose to exercise it. We will determine the actual amount of the MGIB annuity benefit as of the MGIB Date.

THE MGIB RIDER DOES NOT RESTRICT OR LIMIT YOUR RIGHT TO ANNUITIZE THE CONTRACT AT ANY TIME PERMITTED UNDER THE CONTRACT. THE MGIB RIDER DOES NOT RESTRICT YOUR RIGHT TO ANNUITIZE THE CONTRACT USING CONTRACT VALUES THAT MAY BE HIGHER THAN THE MGIB ANNUITY BENEFIT.

THE BENEFITS ASSOCIATED WITH THE MGIB RIDER ARE AVAILABLE ONLY IF YOU ANNUITIZE YOUR CONTRACT UNDER THE RIDER AND IN ACCORDANCE WITH THE PROVISIONS SET FORTH ABOVE. ANNUITIZING USING THE MGIB MAY RESULT IN A MORE FAVORABLE STREAM OF INCOME PAYMENTS, AND DIFFERENT TAX CONSEQUENCES, UNDER YOUR CONTRACT. BECAUSE THE MGIB RIDER IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY BE LESS THAN THE LEVEL THAT MIGHT BE PROVIDED BY THE APPLICATION OF YOUR CONTRACT VALUE TO THE CONTRACT'S APPLICABLE ANNUITY FACTORS. YOU SHOULD CONSIDER ALL OF YOUR OPTIONS AT THE TIME YOU BEGIN THE INCOME PHASE OF YOUR CONTRACT.

MINIMUM GUARANTEED WITHDRAWAL BENEFIT RIDER (MGWB). The MGWB rider is an optional benefit which guarantees that if your contract value is reduced to zero, you will receive periodic payments. The amount of the periodic payments is based on the amount in the MGWB Withdrawal Account.

The guarantee provides that, subject to the conditions described below, the amount you will receive in periodic payments is equal to your Eligible Payment Amount adjusted for any prior withdrawals. Your Eligible Payment Amount depends on when you purchase the MGWB rider and equals:

     1) if you purchased the MGWB rider on the contract date: your premium payments received during the first two contract years

     2) if you purchased the MGWB rider after the contract date: your contract value on the Rider Date, including any premiums received that day, and any subsequent premium payments received during the two-year period commencing on the Rider Date.

To maintain the guarantee, withdrawals in any contract year may not exceed 7% of your Eligible Payment Amount adjusted, as defined below. If your contract value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year. Payments continue until your MGWB Withdrawal Account is reduced to zero.

The MGWB Withdrawal Account is equal to the Eligible Payment Amount adjusted for any withdrawals and transfers between Covered and Excluded Funds. The MGWB Withdrawal Account is tracked separately for Covered and Excluded Funds. The MGWB Withdrawal Account equals the sum of (a) the MGWB Withdrawal Account allocated to Covered Funds, and (b) the lesser of (i) the MGWB Withdrawal Account allocated to Excluded Funds and (ii) the contract value in Excluded Funds. Thus, investing in the Excluded Funds may limit the MGWB Withdrawal Account. No investment options are currently designated as Excluded Funds for the Minimum Guaranteed Withdrawal Benefit.

The Maximum Annual Withdrawal Amount (or "MAW") is equal to 7% of the Eligible Payment Amount. Withdrawals from Covered Funds of up to the MAW will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal. Any withdrawals from Covered Funds greater than the MAW will cause a reduction in the MGWB Withdrawal Account allocated to Covered Funds by the proportion that the excess withdrawal bears to the remaining contract value in Covered Funds after the withdrawal of the MAW. All withdrawals from Excluded Funds will reduce the value of the MGWB Withdrawal Account allocated to Excluded Funds on a pro-rata basis. If a single withdrawal involves both Covered and Excluded Funds and exceeds 7%, the withdrawal will be treated as taken first from Covered Funds. Any withdrawals greater than the MAW will also cause a reduction in the Eligible Payment Amount by the proportion that the excess portion of the withdrawal bears to the contract value remaining after withdrawal of the MAW at the time of the withdrawal. Once your contract value is zero, any periodic payments paid under the MGWB rider also reduce the MGWB Withdrawal Account by the dollar amount of the payments. If a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider. Net transfers from Covered Funds to Excluded Funds will reduce the MGWB Withdrawal Account allocated to Covered Funds on a pro-rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Excluded Funds equals the reduction in the MGWB Withdrawal Account for Covered Funds.

Net transfers from Excluded Funds to Covered Funds will reduce the MGWB Withdrawal Account allocated to Excluded Funds on a pro-rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Covered Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Excluded Funds and the net contract value transferred.

YOU SHOULD NOT MAKE ANY WITHDRAWALS IF YOU WISH TO RETAIN THE OPTION TO ELECT THE STEP-UP BENEFIT (SEE BELOW). The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It will not affect your annuitization, surrender and death benefits.

     GUARANTEED WITHDRAWAL STATUS. You may continue to make withdrawals in any amount permitted under your Contract so long as your contract value is greater than zero. See "Withdrawals." However, making any withdrawals in any year greater than the MAW will reduce the Eligible Payment Amount and payments under the MGWB rider by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The MGWB rider will remain in force and you may continue to make withdrawals each year so long as:

     1)   your contract value is greater than zero;

     2)   your MGWB Withdrawal Account is greater than zero;

     3)   you have not reached your latest allowable annuity start date;

     4)   you have not elected to annuitize your Contract; and

     5) you have not died (unless your spouse has elected to continue the Contract), changed the ownership of the Contract or surrendered the Contract.

The standard Contract provision limiting withdrawals to no more than 90% of the cash surrender value is not applicable under the MGWB rider.

     AUTOMATIC PERIODIC BENEFIT STATUS. Under the MGWB rider, in the event your contract value is reduced to zero, your Contract is given Automatic Periodic Benefit Status, if:

     1)   your MGWB Withdrawal Account is greater than zero;

     2)   you have not reached your latest allowable annuity start date;

     3)   you have not elected to annuitize your Contract; and

     4) you have not died, changed the ownership of the Contract or surrendered the Contract.

Once your Contract is given Automatic Periodic Benefit Status, we will pay you the annual MGWB periodic payments, beginning on the next contract anniversary until the earliest of (i) your Contract's latest annuity start date, (ii) the death of the owner; or (iii) your MGWB Withdrawal Account is exhausted. These payments are equal to the lesser of the remaining MGWB Withdrawal Account or the MAW. We will reduce the MGWB Withdrawal Account by the amount of each payment. Once your Contract is given Automatic Periodic Benefit Status, we will not accept any additional premium payments in your Contract, and the Contract will not provide any benefits except those provided by the MGWB rider. Any other rider terminates. Your Contract will remain in Automatic Periodic Benefit Status until the earliest of (i) payment of all MGWB periodic payments, (ii) payment of the Commuted Value (defined below) or (iii) the owner's death.

On the Contract's latest annuity start date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining. We may, at our option, extend your annuity start date in order to continue the MGWB periodic payments. The Commuted Value is the present value of any then-remaining MGWB periodic payments at the current interest rate plus 0.50%. The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury STRIPS as quoted by a national quoting service for period(s) applicable to the remaining payments. Once we pay you the last MGWB periodic payment or the Commuted Value, your Contract and the MGWB rider terminate.

     RESET OPTION. Beginning on the fifth contract anniversary following the Rider Date, if the contract value is greater than the MGWB Withdrawal Account, you may choose to reset the MGWB Rider. The effect will be to terminate the existing MGWB Rider and add a new MGWB Rider ("New Rider"). The MGWB Withdrawal Account under the New Rider will equal the contract value on the date the New Rider is effective. The charge for the MGWB under the New Rider and any right to reset again will be based on the terms of the New Rider when it is issued. We reserve the right to limit the reset election to contract anniversaries only.
If you elect the reset option, the step-up benefit is not available.

     STEP-UP BENEFIT. If the Rider Date is the same as the Contract Date, beginning on the fifth contract anniversary following the Rider Date, if you have not made any previous withdrawals, you may elect to increase the MGWB Withdrawal Account, the adjusted Eligible Payment Amount and the MAW by a factor of 20%. This option is available whether or not the contract value is greater than the MGWB Withdrawal Account. If you elect the Step-Up Benefit:

     1)   we reserve the right to increase the charge for the MGWB Rider;

     2) you must wait at least five years from the Step-Up date to elect the Reset Option.

The Step-Up Benefit may be elected only one time under the MGWB Rider.

     DEATH OF OWNER.

     BEFORE AUTOMATIC PERIODIC BENEFIT STATUS. The MGWB rider terminates on the first owner's date of death (death of annuitant, if there is a non-natural owner), but the death benefit is payable. However, if the beneficiary is the owner's spouse, the spouse elects to continue the Contract, and the contract value steps up to the minimum guaranteed death benefit, the MGWB Withdrawal Account and MAW are also reset. The MGWB charge will continue at the existing rate. Reset upon spousal continuation does not affect any then existing reset option.

     DURING AUTOMATIC PERIODIC BENEFIT STATUS. The death benefit payable during Automatic Periodic Benefit Status is your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments.

     PURCHASE. To purchase the MGWB rider, you must be age 80 or younger on the Rider Date. The MGWB rider must be purchased (i) on the contract date, or (ii) within 30 days after the contract date. If the rider is not yet available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.

For a discussion of the charges we deduct under the MGWB rider, see "Charges and Fees -- Optional Rider Charges." Each payment you receive under the MGWB rider will be taxed as a withdrawal and may be subject to a penalty tax. See "Withdrawals" and "Federal Tax Considerations" for more information.

OTHER CONTRACTS

We offer other variable annuity contracts that also invest in the same portfolios of the Trusts. These contracts have different charges that could affect their performance, and may offer different benefits more suitable to your needs. To obtain more information about these other contracts, contact our Customer Service Center or your registered representative.

--------------------------------------------------------------------------------
WITHDRAWALS
--------------------------------------------------------------------------------

Except under certain qualified contracts, you may withdraw all or part of your money any time during the accumulation phase and before the death of the contract owner. If you request a withdrawal for more than 90% of the cash surrender value, and the remaining cash surrender value after the withdrawal is less than $2,500, we will treat it as a request to surrender the Contract. If any single withdrawal or the sum of withdrawals exceeds the Free Withdrawal Amount, you will incur a surrender charge. The Free Withdrawal Amount is the total of (i) your cumulative earnings (which is your contract value less premium payments received and prior withdrawals), and (ii) 10% of premium payments not previously withdrawn received within 8 years prior to the date of the withdrawal.

You need to submit to us a written request specifying the Fixed Interest Allocations or subaccounts from which to withdraw amounts, otherwise we will make the withdrawal on a pro-rata basis from all of the subaccounts in which you are invested. If there is not enough contract value in the subaccounts, we will deduct the balance of the withdrawal from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until we have honored your request. We will apply a Market Value Adjustment to any withdrawal from your Fixed Interest Allocation taken more than 30 days before its maturity date. Definitive guidance on the proper federal tax treatment of the Market Value Adjustment has not been issued. You may want to discuss the potential tax consequences of a Market Value Adjustment with your tax adviser. We will determine the contract value as of the close of business on the day we receive your withdrawal request at our Customer Service Center. The contract value may be more or less than the premium payments made.

If the aggregate percentage cap on allocations to the Restricted Funds has been exceeded, any subsequent withdrawals must be taken so that the percentage of contract value in the Restricted Funds following the withdrawal would not be greater than the percentage of contract value in the Restricted Funds prior to the withdrawal. If a requested withdrawal would cause the percentage cap to be exceeded, the amount of the withdrawal in excess of the cap would be taken pro-rata from all variable subaccounts.

For administrative purposes, we will transfer your money to a specially designated subaccount (currently, the Liquid Assets subaccount) prior to processing the withdrawal. This transfer will not affect the withdrawal amount you receive.

Please be aware that the benefit we pay under certain optional benefit riders will be reduced by any withdrawals you take while the optional benefit rider is in effect. See "Optional Riders."

We offer the following three withdrawal options:

REGULAR WITHDRAWALS

After the free look period, you may make regular withdrawals. Each withdrawal must be a minimum of $100. We will apply a Market Value Adjustment to any regular withdrawal you take from a Fixed Interest Allocation more than 30 days before its maturity date. See Appendix C and the Fixed Account II prospectus for more information on the application of Market Value Adjustment.

SYSTEMATIC WITHDRAWALS

You may choose to receive automatic systematic withdrawal payments (i) from the contract value in the subaccounts in which you are invested, or (ii) from the interest earned in your Fixed Interest Allocations. You may not elect the systematic withdrawal option if you are taking IRA withdrawals. Systematic withdrawals may be taken monthly, quarterly or annually. If you have contract value allocated to one or more Restricted Funds, and you elect to receive systematic withdrawals from the subaccounts in which you are invested, the systematic withdrawals must be taken pro-rata from all subaccounts in which contract value is invested. If you do not have contract value allocated to a Restricted Fund and choose systematic withdrawals on a non pro-rata basis, we will monitor the withdrawals annually. If you subsequently allocate contract value to one or more Restricted Funds, we will require you to take your systematic withdrawals on a pro-rata basis from all subaccounts in which contract value is invested.

You decide when you would like systematic payments to start as long as it is at least 28 days after your contract date. You also select the date on which the systematic withdrawals will be made, but this date cannot be later than the 28th day of the month. If you have elected to receive systematic withdrawals but have not chosen a date, we will make the withdrawals on the same calendar day of each month as your contract date. If your contract date is after the 28th day of the month, your systematic withdrawal will be made on the 28th day of each month. Each systematic withdrawal amount must be a minimum of $100. The amount of your systematic withdrawal can either be (i) a fixed dollar amount or (ii) an amount based on a percentage of the premiums not previously withdrawn from the subaccounts in which you are invested. Both forms of systematic withdrawals are subject to the following maximum, which is calculated on each withdrawal date:

                 --------------- --------------------------------------
                                          MAXIMUM PERCENTAGE
                                              OF PREMIUMS
                  FREQUENCY            NOT PREVIOUSLY WITHDRAWN
                 --------------- --------------------------------------
                  Monthly                        0.833%
                  Quarterly                      2.50%
                  Annually                      10.00%
                 --------------- --------------------------------------

If your systematic withdrawal is a fixed dollar amount and the amount to be withdrawn would exceed the applicable maximum percentage of your premium payments not previously withdrawn on any withdrawal date, we will automatically reduce the amount withdrawn so that it equals such percentage. Thus, your fixed dollar systematic withdrawals will never exceed the maximum percentage. If you want fixed dollar systematic withdrawals to exceed the maximum percentage and are willing to incur associated surrender charges, consider the Fixed Dollar Systematic Withdrawal Feature discussed below which you may add to your regular fixed dollar systematic withdrawal program.

If your systematic withdrawal is based on a percentage of the premiums not previously withdrawn from the subaccounts in which you are invested, and the amount to be withdrawn based on that percentage would be less than $100, we will automatically increase the amount to $100 as long as it does not exceed the maximum percentage. If the systematic withdrawal would exceed the maximum percentage, we will send the amount, and then automatically cancel your systematic withdrawal option.

We limit systematic withdrawals from Fixed Interest Allocations to interest earnings during the prior month, quarter, or year, depending on the frequency you chose. Systematic withdrawals are not subject to a Market Value Adjustment, unless you have added the Fixed Dollar Systematic Withdrawal Feature discussed below and the payments exceed interest earnings. Systematic withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) and 72(t) distributions. A Fixed Interest Allocation may not participate in both the systematic withdrawal option and the dollar cost averaging program at the same time.

You may change the amount or percentage of your systematic withdrawal once each contract year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date. If you submit a subsequent premium payment after you have applied for systematic withdrawals, we will not adjust future withdrawals under the systematic withdrawal program unless you specifically request that we do so. The systematic withdrawal option may commence in a contract year where a regular withdrawal has been taken but you may not change the amount or percentage of your withdrawals in any contract year during which you have previously taken a regular withdrawal.

Subject to availability, a spousal or non-spousal beneficiary may elect to receive death benefits as payments over the beneficiary's lifetime ("stretch"). Stretch payments will be subject to the same limitations as systematic withdrawals, and non-qualified stretch payments will be reported on the same basis as other systematic withdrawals.

     FIXED DOLLAR SYSTEMATIC WITHDRAWAL FEATURE. You may add the Fixed Dollar Systematic Withdrawal Feature to your regular fixed dollar systematic withdrawal program. This feature allows you to receive a systematic withdrawal in a fixed dollar amount regardless of any surrender charges or Market Value Adjustments. Systematic withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) and 72(t) distributions. You choose the amount of the fixed systematic withdrawals, which may total up to an annual maximum of 10% of your premium payments not previously withdrawn as determined on the day we receive your election of this feature. We will not recalculate the maximum limit when you make additional premium payments, unless you instruct us to do so. We will assess a surrender charge on the withdrawal date if the withdrawal exceeds the maximum limit as calculated on the withdrawal date. We will assess a Market Value Adjustment on the withdrawal date if the withdrawal from a Fixed Interest Allocation exceeds your interest earnings on the withdrawal date. We will apply the surrender charge and any Market Value Adjustment directly to your contract value (rather than to the withdrawal) so that the amount of each systematic withdrawal remains fixed.

Flat dollar systematic withdrawals which are intended to satisfy the requirements of Section 72(q) or 72(t) of the Code may exceed the maximum. Such withdrawals are subject to surrender charges and Market Value Adjustments when they exceed the applicable maximum percentage.

IRA WITHDRAWALS

If you have a non-Roth IRA Contract and will be at least age 70 1/2 during the current calendar year, you may elect to have distributions made to you to satisfy requirements imposed by federal tax law. IRA withdrawals provide payout of amounts required to be distributed by the Internal Revenue Service ("IRS") rules governing mandatory distributions under qualified plans. We will send you a notice before your distributions commence. You may elect to take IRA withdrawals at that time, or at a later date. You may not elect IRA withdrawals and participate in systematic withdrawals at the same time. If you do not elect to take IRA withdrawals, and distributions are required by federal tax law, distributions adequate to satisfy the requirements imposed by federal tax law may be made. Thus, if you are participating in systematic withdrawals, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by federal tax law.

You may choose to receive IRA withdrawals on a monthly, quarterly or annual basis. You may elect payments to start as early as 28 days after the contract date. You select the day of the month when the withdrawals will be made, but it cannot be later than the 28th day of the month. If no date is selected, we will make the withdrawals on the same calendar day of the month as the contract date. If your contract date is after the 28th day of the month, your IRA withdrawal will be made on the 28th day of each month.

You may request us to calculate the amount you are required to withdraw from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you have, see the SAI. Or, we will accept your written instructions regarding the calculated amount required to be withdrawn from your Contract each year. The minimum dollar amount you can withdraw is $100. When we determine the required IRA withdrawal amount for a taxable year based on the frequency you select, if that amount is less than $100, we will pay $100. At any time where the IRA withdrawal amount is greater than the contract value, we will cancel the Contract and send you the amount of the cash surrender value.

You may change the payment frequency of your IRA withdrawals once each contract year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date.

An IRA withdrawal from a Fixed Interest Allocation in excess of the amount allowed under systematic withdrawals will be subject to a Market Value Adjustment and may be subject to surrender charge. CONSULT YOUR TAX ADVISER REGARDING THE TAX CONSEQUENCES ASSOCIATED WITH TAKING WITHDRAWALS. You are responsible for determining that withdrawals comply with applicable law. A withdrawal made before the taxpayer reaches age 59 1/2 may result in a 10% penalty tax. See "Federal Tax Considerations" for more details.

--------------------------------------------------------------------------------
TRANSFERS AMONG YOUR INVESTMENTS
--------------------------------------------------------------------------------

Between the end of the free look period and the annuity start date, you may transfer your contract value among the subaccounts in which you are invested and your Fixed Interest Allocations. We currently do not charge you for transfers made during a contract year, but reserve the right to charge for each transfer after the twelfth transfer in a contract year. WE ALSO RESERVE THE RIGHT TO LIMIT THE NUMBER OF TRANSFERS YOU MAY MAKE AND MAY OTHERWISE MODIFY OR TERMINATE TRANSFER PRIVILEGES IF REQUIRED BY OUR BUSINESS JUDGMENT OR IN ACCORDANCE WITH APPLICABLE LAW. We will apply a Market Value Adjustment to transfers from a Fixed Interest Allocation taken more than 30 days before its maturity date, unless the transfer is made under the dollar cost averaging program. Keep in mind that transfers between Covered Funds, Special Funds and Excluded Funds and other investment portfolios may negatively impact your death benefit or rider benefits.

If you allocate contract value to an investment option that has been designated as a Restricted Fund, your ability to transfer contract value to the Restricted Fund may be limited. A transfer to the Restricted Funds will not be permitted to the extent that it would increase the contract value in the Restricted Fund to more than the applicable limits following the transfer. We do not limit transfers from Restricted Funds. If the result of multiple reallocations is to lower the percentage of total contract value in the Restricted Fund, the reallocation will be permitted even if the percentage of contract value in the Restricted Fund is greater than the limit.

Please be aware that the benefit we pay under an optional benefit rider may be affected by certain transfers you make while the rider is in effect. Transfers, including those involving Special Funds or Excluded Funds, may also affect your optional rider base. See "The Annuity Contract -- Optional Riders." The minimum amount that you may transfer is $100 or, if less, your entire contract value held in a subaccount or a Fixed Interest Allocation. To make a transfer, you must notify our Customer Service Center and all other administrative requirements must be met. We will determine transfer values at the end of the business day on which we receive the transfer request at our Customer Service Center. If we receive your transfer request after 4 p.m. eastern time or the close of regular trading of the New York Stock Exchange, we will make the transfer on the next business day.

Separate Account B and the Company will not be liable for following instructions communicated by telephone or other approved electronic means that we reasonably believe to be genuine. We may require personal identifying information to process a request for transfer made over the telephone, over the internet or other approved electronic means.

LIMITS IMPOSED BY UNDERLYING FUNDS. Orders for the purchase of fund shares may be subject to acceptance or rejection by the underlying fund. We reserve the right to reject, without prior notice, any allocation of a premium payment to a subaccount if the subaccount's investment in its corresponding fund is not accepted by the fund for any reason.

LIMITS ON FREQUENT OR DISRUPTIVE TRANSFERS. The Contract is not designed to serve as a vehicle for frequent trading. Frequent trading can disrupt management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Accordingly, individuals or organizations that use market-timing investment strategies and make frequent transfers should not purchase the Contract.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple contract owners. Such restrictions could include: (1) not accepting transfer instructions from an agent acting on behalf of more than one contract owner; and
(2) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one contract owner at a time.

We monitor transfer activity. With regard to frequent transfers, in the event that an individual's or organization's transfer activity:

     1.   exceeds our then-current monitoring standard for frequent trading;

     2. is identified as problematic by an underlying fund even if the activity does not exceed our monitoring standard for frequent trading; or

     3. if we determine in our sole discretion that such transfer activity may not be in the best interests of other contract owners,

we reserve the right to take any necessary action to deter such activity. Such actions may include, but are not limited to, the suspension of trading privileges via facsimile, telephone, email and internet, and the limiting of trading privileges to submission by regular U.S. mail. Our current definition of frequent trading is more than one purchase and sale of the same underlying fund within a 30-day period. We reserve the right to modify our general standard, or the standard as it may apply to a particular fund, at any time without prior notice, depending on the needs of the underlying fund(s) and/or state or federal regulatory requirements.

In addition, if, due to the excessive dollar amounts of trades, even though not within our then current definition of frequent trading, an individual's or organization's transfer activity is determined, in our sole discretion, to be disruptive, we may take the same actions as are described above to limit frequent transfers.

The Company does not allow waivers to the above policy.

We currently require that orders received via facsimile to effect transactions in subaccounts that invest in ProFund portfolios be received at our Customer Service Center no later than 3 p.m. eastern time.

DOLLAR COST AVERAGING

You may elect to participate in our dollar cost averaging program if you have at least $1,200 of contract value in (i) the Liquid Assets subaccount, or (ii) a Fixed Interest Allocation with either a 6-month or a 1-year guaranteed interest period. These subaccounts or Fixed Interest Allocations serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other subaccounts selected by you. We also may offer DCA Fixed Interest Allocations, which are 6-month and 1-year Fixed Interest Allocations available exclusively for use with the dollar cost averaging program. The DCA Fixed Interest Allocations require a minimum premium payment of $1,200 directed into a DCA Fixed Interest Allocation. A Fixed Interest Allocation or DCA Fixed Interest Allocation may not participate in the dollar cost averaging program and in systematic withdrawals at the same time.

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The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to other subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

Unless you have a DCA Fixed Interest Allocation, you elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100. If your source account is the Liquid Assets subaccount or a 1-year Fixed Interest Allocation, the maximum amount that can be transferred each month is your contract value in such source account divided by 12. If your source account is a 6-month Fixed Interest Allocation, the maximum amount that can be transferred each month is your contract value in such source account divided by
6. You may change the transfer amount once each contract year. If you have a DCA Fixed Interest Allocation, there is no minimum or maximum transfer amount. We will transfer all your money allocated to that source account into the subaccount(s) in equal payments over the selected 6-month or 1-year period. The last payment will include earnings accrued over the course of the selected period. If you make an additional premium payment into a Fixed Interest Allocation subject to dollar cost averaging, the amount of your transfers under the dollar cost averaging program remains the same, unless you instruct us to increase the transfer amount. Transfers from a Fixed Interest Allocation or a DCA Fixed Interest Allocation under the dollar cost averaging program are not subject to a Market Value Adjustment. However, if you terminate the dollar cost averaging program for a DCA Fixed Interest Allocation and there is money remaining in the DCA Fixed Interest Allocation, we will transfer the remaining money to the Liquid Assets subaccount. Such transfer will trigger a Market Value Adjustment if the transfer is made more than 30 days before the maturity date of the DCA Fixed Interest Allocation.

If you do not specify to which subaccounts you want to transfer the dollar amount of the source account, we will transfer the money to the subaccounts in which you are invested on a proportional basis. The transfer date is the same day each month as your contract date. If, on any transfer date, your contract value in a source account is equal or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end. You may terminate the dollar cost averaging program at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next transfer date.

You are permitted to transfer contract value to a Restricted Fund, subject to the limitations described above in this section and in "Appendix B -- The Investment Portfolios." Compliance with the individual and aggregate Restricted Fund limits will be reviewed when the dollar cost averaging program is established. Transfers under the dollar cost averaging program must be within those limits. We will not review again your dollar cost averaging election for compliance with the individual and aggregate limits for investment in the Restricted Funds except in the case of the transactions described below.

     o Amount added to source account: If you add amounts to the source account which would increase the amount to be transferred under the dollar cost averaging program, we will review the amounts to be transferred to ensure that the individual and aggregate limits are not being exceeded. If such limits would be exceeded, we will require that the dollar cost averaging transfer amounts be changed to ensure that the transfers are within the limits based on the then-current allocation of contract value to the Restricted Fund(s) and the then-current value of the amount designated to be transferred to that Restricted Fund(s).

     o Additional premium paid: Up to the individual Restricted Fund percentage limit may be allocated to a Restricted Fund. If you request more than the individual limit be allocated to a Restricted Fund, we will look at the aggregate limit, subtract the current allocation to Restricted Funds, and subtract the current value of amounts to be transferred under the dollar cost averaging program to Restricted Funds. The excess, if any, is the maximum that may be allocated pro-rata to the Restricted Funds.

     o Reallocation request is made while the dollar cost averaging program is active: If the reallocation would increase the amount allocated to Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to Restricted Funds and less the current value of any remaining amounts to be transferred under the dollar cost averaging program to the Restricted Funds.

We may offer additional subaccounts or withdraw any subaccount or Fixed Interest Allocation to or from the dollar cost averaging program, stop offering DCA Fixed Interest Allocations or otherwise modify, suspend or terminate this program. Such change will not affect any dollar cost averaging programs in operation at the time.

AUTOMATIC REBALANCING

If you have at least $10,000 of contract value invested in the subaccounts of Separate Account B, you may elect to have your investments in the subaccounts automatically rebalanced. Automatic rebalancing is not available if you participate in dollar cost averaging. Automatic rebalancing will not take place during the free look period. Transfers made pursuant to automatic rebalancing do not count toward the 12-transfer limit on free transfers. You are permitted to reallocate between Restricted and non-Restricted Funds, subject to the limitations described above, in this section and in Appendix B -- The Investment Portfolios. If the reallocation would increase the amount allocated to the Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to all Restricted Funds.

We will transfer funds under your Contract on a quarterly, semi-annual, or annual calendar basis among the subaccounts to maintain the investment blend of your selected subaccounts. The minimum size of any allocation must be in full percentage points. Rebalancing does not affect any amounts that you have allocated to the Fixed Account. The program may be used in conjunction with the systematic withdrawal option only if withdrawals are taken pro-rata.

To participate in automatic rebalancing, send satisfactory notice to our Customer Service Center. We will begin the program on the last business day of the period in which we receive the notice. You may cancel the program at any time. The program will automatically terminate if you choose to reallocate your contract value among the subaccounts or if you make an additional premium payment or partial withdrawal on other than a pro-rata basis. Additional premium payments and partial withdrawals made on a pro-rata basis will not cause the automatic rebalancing program to terminate.

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DEATH BENEFIT CHOICES
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DEATH BENEFIT DURING THE ACCUMULATION PHASE

During the accumulation phase, a death benefit (and earnings multiplier benefit, if elected) is payable when either the contract owner or the first of joint owners or the annuitant (when a contract owner is not an individual) dies. Assuming you are the contract owner, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. We calculate the death benefit value as of the close of the business day on which we receive written notice and due proof of death, as well as any required paperwork, at our Customer Service Center ("claim date"). If your beneficiary wants to receive the death benefit on a date later than this, it may affect the amount of the benefit payable in the future. The proceeds may be received in a single sum, applied to any of the annuity options, or, if available, paid over the beneficiary's lifetime. (See "Systematic Withdrawals" above). A beneficiary's right to elect an annuity option or receive a lump-sum payment may have been restricted by the contract owner. If so, such rights or options will not be available to the beneficiary. If we do not receive a request to apply the death benefit proceeds to an annuity option, we will make a single sum distribution. We will generally pay death benefit proceeds within 7 days after our Customer Service Center has received sufficient information to make the payment. For information on required distributions under federal income tax laws, you should see "Required Distributions upon Contract Owner's Death." THE FOLLOWING DESCRIBES THE DEATH BENEFIT OPTIONS FOR CONTRACT OWNERS IN THE YR-2004 CATEGORY. FOR A DESCRIPTION OF THE DEATH BENEFITS APPLICABLE UNDER YOUR CONTRACT IF YOU ARE IN A DIFFERENT CATEGORY, PLEASE SEE THE APPLICABLE APPENDIX. PLEASE RETAIN THIS PROSPECTUS AND THE APPENDIX THAT IS APPLICABLE TO YOU SO YOU WILL HAVE IT FOR FUTURE REFERENCE. IF YOU ARE UNSURE OF WHICH CATEGORY APPLIES TO YOU, PLEASE CALL OUR CUSTOMER SERVICE CENTER.

You may choose one of the following Death Benefits: (i) the Standard Death Benefit, (ii) the Quarterly Ratchet Enhanced Death Benefit or (iii) the Max 7 Enhanced Death Benefit. The Quarterly Ratchet Enhanced Death Benefit and the Max 7 Enhanced Death Benefit are available only if the contract owner or the annuitant (if the contract owner is not an individual) is not more than 79 years old at the time of purchase. The Enhanced Death Benefits are available only at the time you purchase your Contract. The Enhanced Death Benefits are not available where a Contract is owned by joint owners. If you do not choose a death benefit, your death benefit will be the Standard Death Benefit.

ONCE YOU CHOOSE A DEATH BENEFIT, YOU CANNOT CHANGE IT. We may stop or suspend offering any of the Enhanced Death Benefit options to new Contracts. A change in ownership of the Contract may affect the amount of the death benefit and the Enhanced Death Benefit. The MGWB rider may also affect the death benefit. The death benefit may be subject to certain mandatory distribution rules required by federal tax law. We use the Base Death Benefit to help determine the minimum death benefit payable under each of the death benefit options described below. You do not elect the Base Death Benefit. The Base Death Benefit is equal to the greater of:

     1)   the contract value; or

     2)   the cash surrender value.

The STANDARD DEATH BENEFIT equals the GREATER of:

     1)   the Base Death Benefit; and

     2) the Standard Minimum Guaranteed Death Benefit ("Standard MGDB") for amounts allocated to Covered Funds plus the contract value allocated to Excluded Funds.

The Standard MGDB allocated to Covered Funds equals premiums allocated to Covered Funds less pro-rata adjustments for any withdrawals and transfers. The Standard MGDB allocated to Excluded Funds equals premiums allocated to Excluded Funds less pro-rata adjustments for any withdrawals and transfers. This calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

Withdrawals reduce the Standard MGDB on a pro-rata basis. The percentage reduction in the Standard MGDB for each Fund category (i.e. Covered or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. The pro-rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Transfers among Fund categories do not reduce the overall Standard MGDB.

        o Net transfers from Covered Funds to Excluded Funds will reduce the Standard MGDB in the Covered Funds on a pro-rata basis. The increase in the Standard MGDB allocated to Excluded Funds will equal the decrease in the Standard MGDB in Covered Funds.

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

        o Net transfers from Excluded Funds to Covered Funds will reduce the Standard MGDB in Excluded Funds on a pro-rata basis. The increase in the Standard MGDB allocated to Covered Funds will equal the lesser of the net contract value transferred and the decrease in the Standard MGDB in Excluded Funds.

ENHANCED DEATH BENEFIT OPTIONS. Under the Enhanced Death Benefit options, if you die before the annuity start date, your beneficiary will receive the greater of the Standard Death Benefit or the Enhanced Death Benefit option elected. We may, with 30 days notice to you, designate any investment portfolio as a Special Fund or Excluded Fund on existing contracts with respect to new premiums added to such investment portfolio and also with respect to new transfers to such investment portfolio. Selecting a Special Fund or Excluded Fund may limit or reduce the Enhanced Death Benefit.

For the period during which a portion of the contract value is allocated to a Special Fund or Excluded Fund, we may, at our discretion, reduce the mortality and expense risk charge attributable to that portion of the contract value. The reduced mortality and expense risk charge will be applicable only during that period. The QUARTERLY RATCHET ENHANCED DEATH BENEFIT equals the greater of:

        1)   the Standard Death Benefit; and

        2) the Quarterly Ratchet Minimum Guaranteed Death Benefit ("Quarterly Ratchet MGDB") allocated to Covered Funds plus the contract value allocated to Excluded Funds.

No funds are currently designated as Excluded Funds for purposes of the Quarterly Ratchet MGDB. The Quarterly Ratchet MGDB allocated to Covered Funds on the contract date equals the premium allocated to Covered Funds. On each quarterly anniversary (three months from the contract date and each three month anniversary of that date) that occurs on or prior to attainment of age 90, the Quarterly Ratchet MGDB in Covered Funds will be set to the greater of:

        1) the current contract value in Covered Funds (after deductions occurring as of that date); and

        2) the Quarterly Ratchet MGDB in Covered Funds from the prior quarterly anniversary (after deductions occurring on that date), adjusted for new premiums, and partial withdrawals attributable to Covered Funds, and transfers.

Other than on quarterly anniversaries, the Quarterly Ratchet MGDB in the Covered Funds is equal to the Quarterly Ratchet MGDB in the Covered Funds from the last quarterly anniversary, adjusted for new premiums, and partial withdrawals attributable to Covered Funds, and transfers.

The Quarterly Ratchet MGDB allocated to Excluded Funds on the contract date equals the premium allocated to Excluded Funds. The calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds. On each quarterly anniversary that occurs on or prior to attainment of age 90, the Quarterly Ratchet MGDB in Excluded Funds will be set to the greater of:

        1) the current contract value in Excluded Funds (after deductions occurring as of that date); or

        2) the Quarterly Ratchet MGDB in the Excluded Funds from the prior quarterly anniversary (after deductions occurring on that date), adjusted for new premiums and partial withdrawals attributable to Excluded Funds, and transfers.

Other than on quarterly anniversaries, the Quarterly Ratchet MGDB in the Excluded Funds is equal to the Quarterly Ratchet MGDB in the Excluded Funds from the last quarterly anniversary, adjusted for new premiums, credits, and partial withdrawals attributable to Excluded Funds, and transfers.

Withdrawals reduce the Quarterly Ratchet MGDB on a pro-rata basis. The pro-rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

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

Net transfers from Covered Funds to Special or Excluded Funds will reduce the Quarterly Ratchet MGDB in Covered Funds on a pro-rata basis. The increase in the Quarterly Ratchet MGDB allocated to Special or Excluded Funds, as applicable, will equal the decrease in the Quarterly Ratchet MGDB in Covered Funds. Net transfers from Excluded Funds to Covered Funds will reduce the Quarterly Ratchet MGDB in Excluded Funds on a pro-rata basis. The increase in the Quarterly Ratchet MGDB allocated to Covered Funds will equal the lesser of the net contract value transferred and the reduction in the Quarterly Ratchet MGDB in Excluded Funds The MAX 7 ENHANCED DEATH BENEFIT equals the greater of the 7% Solution Enhanced Death Benefit or the Quarterly Ratchet Enhanced Death Benefit described above. Each Enhanced Death Benefit is determined independently of the other at all times.

Note: In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted. The enhanced death benefits may not be available in all states.

The 7% SOLUTION DEATH BENEFIT ELEMENT is the greater of:

               1)   the Standard Death Benefit; and

               2) the lesser of: a) 3 times all premium payments, adjusted for withdrawals (the "cap"); and b) the sum of the 7% Solution Minimum Guaranteed Death Benefit Element ("7% MGDB") allocated to Covered Funds, the 7% MGDB allocated to Special Funds, and the contract value allocated to Excluded Funds.

For purposes of calculating the 7% Solution Death Benefit Element, the following investment options are designated as Special Funds: the ING Liquid Assets Portfolio, the ING VP Bond Portfolio, the ING PIMCO Core Bond Portfolio, the ProFunds VP Rising Rates Opportunity Portfolio, the Fixed Account, the Fixed Interest Division, and the TSA Special Fixed Account.

       For Contracts issued prior to May 1, 2003, the ING VP Bond Portfolio and the ING PIMCO Core Bond Portfolio are not designated as Special Funds. For Contracts issued prior to September 2, 2003, the ProFunds VP Rising Rates Opportunity Portfolio is not designated as a Special Fund.

No investment options are currently designated as Excluded Funds.

The 7% MGDB allocated to Covered Funds equals premiums allocated to Covered Funds, adjusted for withdrawals and transfers, accumulated at 7% until age 80 or the 7% MGDB reaches the cap. There is no accumulation once the cap is reached. Payment of additional premiums may cause the accumulation to resume, but there is no catch-up for any period where accumulation was suspended.

The 7% MGDB allocated to Special Funds equals premiums allocated to Special Funds, adjusted for withdrawals and transfers. There is no accumulation of Minimum Guaranteed Death Benefit allocated to Special Funds.

The 7% MGDB
allocated to Excluded Funds is determined in the same way as the 7% MGDB for Covered Funds, but the calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

Withdrawals reduce the 7% MGDB on a pro-rata basis. The percentage reduction in the 7% MGDB for each Fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. The percentage reduction in the cap equals the percentage reduction in total contract value resulting from the withdrawal. The pro-rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Transfers among Fund categories do not reduce the overall 7% MGDB, but do affect the amount of the 7% MGDB in a particular Fund category. Net transfers from among the Funds will reduce the 7% MGDB in the Funds on a pro-rata basis.

EARNINGS MULTIPLIER BENEFIT RIDER. The earnings multiplier benefit rider is an optional rider available only for non-qualified contracts that provides a separate death benefit in addition to the death benefit provided under the death benefit options described above. The rider is subject to state availability and is available only for issue ages 75 or under. You may add it at issue of the Contract or, if not yet available in your state, on the next contract anniversary following introduction of the rider in your state. The date on which the rider is added is referred to as the "rider effective date."

If the rider is added at issue, the rider provides a benefit equal to a percentage of the gain under the Contract, up to a gain equal to 150% of premiums adjusted for withdrawals ("Maximum Base"). Currently, if added at issue, the earnings multiplier benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of: i) the Maximum Base; and ii) the contract value on the claim date minus premiums adjusted for withdrawals. If added after issue, the earnings multiplier benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of: i) 150% of the contract value on the rider effective date, plus subsequent premiums adjusted for subsequent withdrawals; and ii) the contract value on the claim date minus the contract value on the rider effective date, minus subsequent premiums adjusted for subsequent withdrawals. The adjustment to the benefit for withdrawals is pro-rata, meaning that the benefit will be reduced by the proportion that the withdrawal bears to the contract value at the time of the withdrawal.

There is an extra charge for the earnings multiplier benefit rider and once selected, it may not be revoked. The rider does not provide a benefit if there is no gain under the Contract. As such, the Company would continue to assess a charge for the rider, even though no benefit would be payable at death under the rider if there are no gains under the Contract. Please see "Charges and Fees -- Earnings Multiplier Benefit Charge" for a description of the charge.

The rider is available for both non-qualified and qualified contracts. Please see the discussions of possible tax consequences in "Federal Tax
Considerations," "Individual Retirement Annuities," "Taxation of Qualified Contracts," and "Tax Consequences of Enhanced Death Benefit," in this prospectus.

DEATH BENEFIT DURING THE INCOME PHASE

If any contract owner or the annuitant dies after the annuity start date, we will pay the beneficiary any certain benefit remaining under the annuity in effect at the time.

CONTINUATION AFTER DEATH -- SPOUSE

If at the contract owner's death, the surviving spouse of the deceased contract owner is the beneficiary and such surviving spouse elects to continue the contract as his or her own, the following will apply:

If the guaranteed death benefit as of the date we receive due proof of death, minus the contract value on that date is greater than zero, we will add such difference to the contract value. We will allocate such addition to the variable subaccounts in proportion to the contract value in the subaccounts, unless you direct otherwise. If there is no contract value in any subaccount, we will allocate the addition to the Liquid Assets subaccount, or its successor. Such addition to contract value will not affect the guaranteed death benefit or any living benefit rider values. Any addition to contract value is available only to the spouse of the owner as of the date of death of the owner if such spouse under the provisions of the contract elects to continue the contract as his or her own.

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

The death benefits under each of the available options will continue, based on the surviving spouse's age on the date that ownership changes. At subsequent surrender, we will waive any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the contract owner. Any premiums paid later will be subject to any applicable surrender charge.

If you elected the earnings multiplier benefit rider, and the benefit would otherwise be payable, we will add the benefit to the contract value and allocate the benefit among the variable subaccounts in proportion to the contract value in the subaccounts, unless you direct otherwise. If there is no contract value in any subaccount, we will allocate the benefit to the Liquid Assets subaccount, or its successor.

The earnings multiplier benefit rider will continue, if the surviving spouse is eligible based on his or her attained age. If the surviving spouse is older than the maximum rider issue age, the rider will terminate. The Maximum Base and the percentages will be reset based on the adjusted contract value. The calculation of the benefit going forward will be: (i) based on the attained age of the spouse at the time of the ownership change using current values as of that date;
(ii) computed as if the rider were added to the Contract after issue and after the increase; and (iii) based on the Maximum Base and percentages in effect on the original rider date. However, we may permit the surviving spouse to elect to use the then-current Maximum Base and percentages in the benefit calculation.

CONTINUATION AFTER DEATH -- NOT A SPOUSE

If the beneficiary or surviving joint owner is not the spouse of the owner, the contract may continue in force subject to the required distribution rules of the Code. See next section, "Required Distributions Upon Contract Owner's Death."

If the guaranteed death benefit as of the date we receive due proof of death, minus the contract value also on that date, is greater than zero, we will add such difference to the contract value. Such addition will be allocated to the variable subaccounts in proportion to the contract value in the subaccounts, unless we are directed otherwise. If there is no contract value in any subaccount, the addition will be allocated to the Liquid Assets subaccount, or its successor.

The death benefit will then terminate. At subsequent surrender, any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the contract owner will be waived. No additional premium payments may be made. If you elected the earnings multiplier benefit rider, and the benefit would otherwise be payable, we will add the benefit to the contract value and allocate the benefit among the variable subaccounts in proportion to the contract value in the subaccounts, unless you direct otherwise.

If there is no contract value in any subaccount, we will allocate the benefit to the Liquid Assets subaccount, or its successor. The earnings multiplier benefit rider then terminates, whether or not a benefit was payable under the terms of the rider.

REQUIRED DISTRIBUTIONS UPON CONTRACT OWNER'S DEATH

We will not allow any payment of benefits provided under a non-qualified Contract which do not satisfy the requirements of Section 72(s) of the Code.

If any contract owner of a non-qualified contract dies before the annuity start date, we will distribute the death benefit payable to the beneficiary as follows: (a) the death benefit must be completely distributed within 5 years of the contract owner's date of death; or (b) the beneficiary may elect, within the 1-year period after the contract owner's date of death, to receive the death benefit in the form of an annuity from us, provided that (i) such annuity is distributed in substantially equal installments over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary; and (ii) such distributions begin not later than 1 year after the contract owner's date of death.

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

Notwithstanding (a) and (b) above, if the sole contract owner's beneficiary is the deceased owner's surviving spouse, then such spouse may elect to continue the Contract under the same terms as before the contract owner's death. Upon receipt of such election from the spouse at our Customer Service Center: (i) all rights of the spouse as contract owner's beneficiary under the Contract in effect prior to such election will cease; (ii) the spouse will become the owner of the Contract and will also be treated as the contingent annuitant, if none has been named and only if the deceased owner was the annuitant; and (iii) all rights and privileges granted by the Contract or allowed by us will belong to the spouse as contract owner of the Contract. We deem the spouse to have made this election if such spouse makes a premium payment to the Contract or fails to make a timely election as described in this paragraph. If the owner's beneficiary is not a spouse, the distribution provisions described in subparagraphs (a) and (b) above, will apply even if the annuitant and/or contingent annuitant are alive at the time of the contract owner's death.

Subject to availability, and our then current rules, a spousal or non-spousal beneficiary may elect to receive death benefits as payments over the life expectancy of the beneficiary ("stretch"). "Stretch" payments will be subject to the same limitations as systematic withdrawals, and non-qualified "stretch" payments will be reported on the same basis as other systematic withdrawals.

If we do not receive an election from an owner's beneficiary who is not a spouse within the 1-year period after the contract owner's date of death, then we will pay the death benefit to the owner's beneficiary in a cash payment within five years from the date of death. We will determine the death benefit as of the date we receive proof of death. Such cash payment will be in full settlement of all our liability under the Contract. If a contract owner dies after the annuity start date, all of the contract owner's rights granted under the Contract or allowed by us will pass to the contract owner's beneficiary.

If a contract has joint owners we will consider the date of death of the first joint owner as the death of the contract owner, and the surviving joint owner will become the beneficiary of the Contract. If any contract owner is not an individual, the death of an annuitant shall be treated as the death of a contract owner. EFFECT OF MGWB ON DEATH BENEFIT If you die before Automatic Periodic Benefit Status under the MGWB rider, the death benefit is payable, but the rider terminates. However, if the beneficiary is the owner's spouse, and the spouse elects to continue the Contract, the death benefit is not payable until the spouse's death. Please see "Minimum Guaranteed Withdrawal Benefit Rider-Death of Owner" for a description of the impact of the owner's death on the MGWB Rider. If you die during Automatic Periodic Benefit Status, the death benefit payable is your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments. Please see "Minimum Guaranteed Withdrawal Benefit Rider".

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THE ANNUITY OPTIONS
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ANNUITIZATION OF YOUR CONTRACT

If the annuitant and contract owner are living on the annuity start date, we will begin making payments to the contract owner under an income plan. We will make these payments under the annuity option you chose. You may change an annuity option by making a written request to us at least 30 days before the annuity start date. The amount of the payments will be determined by applying your contract value, adjusted for any applicable Market Value Adjustment, on the annuity start date in accordance with the annuity option you chose. The MGIB annuity benefit may be available if you have purchased the MGIB rider, provided the waiting period and other specified conditions have been met.

You may also elect an annuity option on surrender of the Contract for its cash surrender value or you may choose one or more annuity options for the payment of death benefit proceeds while it is in effect and before the annuity start date. If, at the time of the contract owner's death or the annuitant's death (if the contract owner is not an individual), no option has been chosen for paying death benefit proceeds, the beneficiary may choose an annuity option within 60 days. In all events, payments of death benefit proceeds must comply with the distribution requirements of applicable federal tax law.

The minimum monthly annuity income payment that we will make is $20. We may require that a single sum payment be made if the contract value is less than $2,000 or if the calculated monthly annuity income payment is less than $20.

For each annuity option we will issue a separate written agreement putting the annuity option into effect. Before we pay any annuity benefits, we require the return of your Contract. If your Contract has been lost, we will require that you complete and return the applicable lost Contract form. Various factors will affect the level of annuity benefits, such as the annuity option chosen, the applicable payment rate used and the investment performance of the portfolios and interest credited to the Fixed Interest Allocations. Our current annuity options provide only for fixed payments. Fixed annuity payments are regular payments, the amount of which is fixed and guaranteed by us. Some fixed annuity options provide fixed payments either for a specified period of time or for the life of the annuitant. The amount of life income payments will depend on the form and duration of payments you chose, the age of the annuitant or beneficiary (and gender, where appropriate under applicable law), the total contract value applied to periodic income payments, and the applicable payment rate.

Our approval is needed for any option where:

     1) The person named to receive payment is other than the contract owner or beneficiary;

     2)   The person named is not a natural person, such as a corporation; or

     3) Any income payment would be less than the minimum annuity income payment allowed.

SELECTING THE ANNUITY START DATE

You select the annuity start date, which is the date on which the annuity payments commence. The annuity start date must be at least 5 years from the contract date but before the month immediately following the annuitant's 90th birthday, or 10 years from the contract date, if later. If, on the annuity start date, a surrender charge remains, the elected annuity option must include a period certain of at least 5 years. If you do not select an annuity start date, it will automatically begin in the month following the annuitant's 90th birthday, or 10 years from the contract date, if later.

If the annuity start date occurs when the annuitant is at an advanced age, such as over age 85, it is possible that the Contract will not be considered an annuity for federal tax purposes. For more information, see "Federal Tax Considerations" and the SAI. For a Contract purchased in connection with a qualified plan, other than a Roth IRA, distributions must commence not later than April 1st of the calendar year following the calendar year in which you reach age 70 1/2 or, in some cases, retire. Distributions may be made through annuitization or withdrawals. You should consult a tax adviser for tax advice before investing.

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

FREQUENCY OF ANNUITY PAYMENTS

You choose the frequency of the annuity payments. They may be monthly, quarterly, semi-annually or annually. If we do not receive written notice from you, we will make the payments monthly. There may be certain restrictions on minimum payments that we will allow.

BENEFICIARY RIGHTS

A beneficiary's right to elect an annuity option or receive a lump sum may have been restricted by the contract owner. If so, such options will not be available to the beneficiary.

THE ANNUITY OPTIONS

We offer the 4 annuity options shown below. Payments under Options 1, 2 and 3 are fixed. Payments under Option 4 may be fixed or variable, although only fixed payments are currently available. For a fixed annuity option, the contract value in the subaccounts is transferred to the Company's general account.

        OPTION 1. INCOME FOR A FIXED PERIOD. Under this option, we make monthly payments in equal installments for a fixed number of years based on the contract value on the annuity start date. We guarantee that each monthly payment will be at least the amount stated in your Contract. If you prefer, you may request that payments be made in annual, semi-annual or quarterly installments. We will provide you with illustrations if you ask for them. If the cash surrender value or contract value is applied under this option, a 10% penalty tax may apply to the taxable portion of each income payment until the contract owner reaches age 59 1/2.

        OPTION 2. INCOME FOR LIFE WITH A PERIOD CERTAIN. Under this option, we make payments for the life of the annuitant in equal monthly installments and guarantee the income for at least a period certain, such as 10 or 20 years. Other periods certain may be available to you on request. You may choose a refund period instead. Under this arrangement, income is guaranteed until payments equal the amount of your Contract. If the person named lives beyond the guaranteed period, we will continue payments until his or her death. We guarantee that each payment will be at least the amount specified in the Contract corresponding to the person's age on his or her last birthday before the annuity start date. Amounts for ages not shown in the Contract are available if you ask for them. If you do not choose an annuity option, we will select this option with a 10-year period certain for you.

        OPTION 3. JOINT LIFE INCOME. This option is available when there are 2 persons named to determine annuity payments. At least one of the persons named must be either the contract owner or beneficiary of the Contract. We guarantee monthly payments will be made as long as at least one of the named persons is living. There is no minimum number of payments. Monthly payment amounts are available if you ask for them.

        OPTION 4. ANNUITY PLAN. Under this option, your contract value can be applied to any other annuitization plan that we choose to offer on the annuity start date. Annuity payments under Option 4 may be fixed or variable. If variable and subject to the 1940 Act, it will comply with the requirements of such Act.

PAYMENT WHEN NAMED PERSON DIES

When the person named to receive payment dies, we will pay any amounts still due as provided in the annuity agreement between you and ING USA. The amounts we will pay are determined as follows:

        1) For Option 1, or any remaining guaranteed payments under Option 2, we will continue payments. Under Options 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum. This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. We will base the discount interest rate on the interest rate used to calculate the payments for Options 1 and 2.

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

        2) For Option 3, no amounts are payable after both named persons have died. 3) For Option 4, the annuity option agreement will state the amount we will pay, if any.

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OTHER CONTRACT PROVISIONS
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REPORTS TO CONTRACT OWNERS

We will send you a quarterly report within 31 days after the end of each calendar quarter. The report will show the contract value, cash surrender value, and the death benefit as of the end of the calendar quarter. The report will also show the allocation of your contract value and reflects the amounts deducted from or added to the contract value since the last report. You have 30 days to notify our Customer Service Center of any errors or discrepancies contained in the report and in any confirmation notice. We will also send you copies of any shareholder reports of the investment portfolios in which Separate Account B invests, as well as any other reports, notices or documents we are required by law to furnish to you.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (i) when the New York Stock Exchange is closed; (ii) when trading on the New York Stock Exchange is restricted; (iii) when an emergency exists as determined by the SEC so that the sale of securities held in Separate Account B may not reasonably occur or so that the Company may not reasonably determine the value of Separate Account B's net assets; or (iv) during any other period when the SEC so permits for the protection of security holders. We have the right to delay payment of amounts from a Fixed Interest Allocation for up to 6 months.

IN CASE OF ERRORS IN YOUR APPLICATION

If an age or gender given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought had the age or gender not been misstated.

ASSIGNING THE CONTRACT AS COLLATERAL

You may assign a non-qualified Contract as collateral security for a loan but you should understand that your rights and any beneficiary's rights may be subject to the terms of the assignment. An assignment likely has federal tax consequences. You should consult a tax adviser for tax advice. You must give us satisfactory written notice at our Customer Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

CONTRACT CHANGES -- APPLICABLE TAX LAW

We have the right to make changes in the Contract to continue to qualify the Contract as an annuity under applicable federal tax law. We will give you advance notice of such changes.

FREE LOOK

You may cancel your Contract within your 10-day free look period. We deem the free look period to expire 15 days after we mail the Contract to you. Some states may require a longer free look period. To cancel, you need to send your Contract to our Customer Service Center or to the agent from whom you purchased it. We will refund the contract value. For purposes of the refund during the free look period, (i) we adjust your contract value for any market value adjustment (if you have invested in the Fixed Account), and (ii) then we include a refund of any charges deducted from your contract value. Because of the market risks associated with investing in the portfolios and the potential positive or negative effect of the market value adjustment, the contract value returned may be greater or less than the premium payment you paid. Some states require us to return to you the amount of the paid premium (rather than the contract value) in which case you will not be subject to investment risk during the free look period. In these states, your premiums designated for investment in the subaccounts may be allocated during the free look period to a subaccount specially designated by the Company for this purpose (currently, the Liquid Assets subaccount). We may, in our discretion, require that premiums designated for investment in the subaccounts from all other states as well as premiums designated for a Fixed Interest Allocation be allocated to the specially designated subaccount during the free look period. Your Contract is void as of the day we receive your Contract and cancellation request in good order. We determine your contract value at the close of business on the day we void your Contract. If you keep your Contract after the free look period and the investment is allocated to a subaccount specially designated by the Company, we will put your money in the subaccount(s) chosen by you, based on the accumulation unit value next computed for each subaccount, and/or in the Fixed Interest Allocation chosen by you.

SPECIAL ARRANGEMENTS

We may reduce or waive any Contract, rider, or benefit fees or charges for certain group or sponsored arrangements, under special programs, and for certain employees, agents, and related persons of our parent corporation and its affiliates. We reduce or waive these items based on expected economies, and the variations are based on differences in costs or services.

SELLING THE CONTRACT

Our affiliate Directed Services, Inc. ("DSI"), 1475 Dunwoody Dr., West Chester, PA 19380 is the principal underwriter and distributor of the Contract as well as for other ING USA contracts. DSI, a New York corporation, is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

DSI does not retain any commissions or compensation paid to it by ING USA for Contract sales. DSI enters into selling agreements with affiliated and unaffiliated broker/dealers to sell the Contracts through their registered representatives who are licensed to sell securities and variable insurance products. Selling firms are also registered with the SEC and are NASD member firms.

DSI pays selling firms for Contract sales according to one or more schedules. DSI has entered into a selling agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") to sell the Contracts through registered representatives. This compensation is generally based on a percentage of premium payments. Merrill Lynch may receive commissions of up to 6.0% of premium payments. In addition, it may receive ongoing annual compensation of up to 1.25% of all, or a portion, of values of Contracts sold through the firm. Individual representatives may receive all or a portion of compensation paid to their selling firm, depending on the firm's practices. Commissions and annual compensation, when combined, could exceed 6.0% of total premium payments. DSI may also compensate wholesalers/distributors, and their sales management personnel, for Contract sales within the wholesale/distribution channel. This compensation may be based on a percentage of premium payments, and/or a percentage of Contract values.

Affiliated selling firms may include Aeltus Capital, Inc., BancWest Investment Services, Inc., Baring Investment Services, Inc., Compulife Investor Services, Inc., Financial Network Investment Corporation, Financial Northeastern Corporation, Granite Investment Services, Inc. Guaranty Brokerage Services, Inc., IFG Network Securities, Inc., ING America Equities, Inc., ING Barings Corp., ING Brokers Network, LLC, ING Direct Funds Limited, ING DIRECT Securities, Inc., ING Financial Advisers LLC, ING Furman Selz Financial Services LLC, ING Funds Distributor, LLC, ING TT&S (U.S.) Securities, Inc., Investors Financial Group, LLC, Locust Street Securities, Inc., Multi-Financial Securities Corporation, PrimeVest Financial Services, Inc., Systematized Benefits Administrators, Inc., United Variable Services, Inc., VESTAX Securities Corporation, and Washington Square Securities, Inc.

We may also make additional payments to Merrill Lynch for marketing and educational expenses and to reimburse certain expenses of registered representatives relating to sales of Contracts.

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

We do not pay any additional compensation on the sale or exercise of any of the Contract's optional benefit riders offered in this prospectus.

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OTHER INFORMATION
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VOTING RIGHTS

We will vote the shares of a Trust owned by Separate Account B according to your instructions. However, if the 1940 Act or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Trust in our own right, we may decide to do so.

We determine the number of shares that you have in a subaccount by dividing the Contract's contract value in that subaccount by the net asset value of one share of the portfolio in which a subaccount invests. We count fractional votes. We will determine the number of shares you can instruct us to vote 180 days or less before a Trust shareholder meeting. We will ask you for voting instructions by mail at least 10 days before the meeting. If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all contracts in that subaccount. We will also vote shares we hold in Separate Account B which are not attributable to contract owners in the same proportion.

STATE REGULATION

We are regulated by the Insurance Department of the State of Iowa. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contract offered by this prospectus has been approved where required by those jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

LEGAL PROCEEDINGS

We are not aware of any pending legal proceedings which involve Separate Account B as a party. We are, or may be in the future, a defendant in various legal proceedings in connection with the normal conduct of our insurance operations. Some of these cases may seek class action status and may include a demand for punitive damages as well as for compensatory damages. In the opinion of management, the ultimate resolution of any existing legal proceeding is not likely to have a material adverse effect on our ability to meet our obligations under the contract.

Directed Services, Inc., the principal underwriter and distributor of the contract, is not involved in any legal proceeding which, in the opinion of management, is likely to have a material adverse effect on its ability to distribute the contract.

INDUSTRY DEVELOPMENTS - TRADING

As with many financial services companies, the Company and affiliates of the Company have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. The Company is also reviewing its policies and procedures in this area.

LEGAL MATTERS

The legal validity of the Contracts was passed on by Kimberly J. Smith, Assistant Secretary of ING USA.

EXPERTS

The audited consolidated financial statements and schedules of Golden American as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, along with the statement of assets and liabilities of Separate Account B as of December 31, 2002 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, appearing in the SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing in the SAI and in the Registration Statement, and are included in reliance on such reports given on the authority of such firm as experts in accounting and auditing.



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FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following summary provides a general description of the federal income tax considerations associated with this Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult your counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present federal income tax laws. We do not make any representations as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the IRS.

This summary references enhanced death benefits and earnings multiplier benefits that may not be available under your Contract. Please see your Contract, and "The Annuity Contract -- Optional Riders" and "Death Benefit Choices" in this prospectus.

TYPES OF CONTRACTS:  NON-QUALIFIED OR QUALIFIED

The Contract may be purchased on a non-tax-qualified basis or purchased on a tax-qualified basis. Qualified Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a qualified Contract in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. Therefore, you should seek competent legal and tax advice regarding the suitability of a Contract for your particular situation. The following discussion assumes that qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACTS

     DIVERSIFICATION REQUIREMENTS. The Code requires that the investments of a variable account be "adequately diversified" in order for non-qualified Contracts to be treated as annuity contracts for federal income tax purposes. It is intended that Separate Account B, through the subaccounts, will satisfy these diversification requirements.

     INVESTOR CONTROL. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a contract owner to allocate premium payments and transfer contract values, have not been explicitly addressed in published rulings. It is possible that these Contract features may exceed the limits imposed by the tax law. If so, you would be treated as the owner of the Separate Account B assets that underlie your Contract and thus subject to current taxation on the income and gains from those assets. While we believe that the Contracts do not give contract owners investment control over Separate Account B assets, we reserve the right to modify the Contracts as necessary to prevent a contract owner from being treated as the owner of the Separate Account B assets supporting the Contract.

     REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any non-qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The non-qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. See "Death Benefit Choices" for additional information on required distributions from non-qualified contracts. Qualified Contracts are subject to special rules -- see below.

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

     IN GENERAL. We believe that if you are a natural person you will generally not be taxed on increases in the value of a Contract until a distribution occurs or until annuity payments begin. For these purposes, the agreement to assign or pledge any portion of the contract value, and, in the case of a qualified Contract, any portion of an interest in the qualified plan, generally will be treated as a distribution.

TAXATION OF NON-QUALIFIED CONTRACTS

     NON-NATURAL PERSON. The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the contract value over the "investment in the contract" (generally, the premiums or other consideration you paid for the contract less any nontaxable withdrawals) during the taxable year. There are some exceptions to this rule and a prospective contract owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Contracts owned by natural persons.

     DELAYED ANNUITY STARTING DATE. If the Contract's annuity starting date occurs (or is scheduled to occur) at a time when the annuitant has reached an advanced age (e.g., age 85), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in your income.

     WITHDRAWALS. When a withdrawal from a non-qualified Contract occurs (including amounts paid to you under the MGWB rider), the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any surrender charge) immediately before the distribution over the contract owner's investment in the Contract at that time. The contract value that applies for this purpose is unclear in some respects. For example, the living benefits provided under the Contract, i.e., the MGAB, MGWB and MGIB, as well as the market value adjustment could increase the contract value that applies. Thus, the income on the Contracts could be higher than the amount of income that would be determined without regard to such benefits. As a result, you could have higher amounts of income than will be reported to you.

In the case of a surrender under a non-qualified Contract, the amount received generally will be taxable only to the extent it exceeds the contract owner's investment in the Contract.

The Contract offers a death benefit (including the benefit provided by the earnings multiplier benefit rider) that may exceed the greater of the premium payments and the contract value. Certain charges are imposed with respect to the death benefit. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract.

     PENALTY TAX ON CERTAIN WITHDRAWALS. A distribution from a non-qualified Contract may be subject to a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

     o    made on or after the taxpayer reaches age 59 1/2;

     o    made on or after the death of a contract owner;

     o    attributable to the taxpayer's becoming disabled; or

     o made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax adviser should be consulted with regard to exceptions from the penalty tax.

     ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. The tax treatment of partial annuitizations is unclear. We currently treat any partial annuitizations, such as those associated with the MGIB benefit, as withdrawals rather than as annuity payments. Please consult your tax adviser before electing a partial annuitization.

     TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments. Special rules may apply to amounts distributed after a Beneficiary has elected to maintain Contract value and receive payments.

     TRANSFERS, ASSIGNMENTS AND EXCHANGES. A transfer or assignment of ownership of a Contract, the designation of an annuitant or payee other than an owner, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. A contract owner contemplating any such transfer, assignment, designation or exchange, should consult a tax adviser as to the tax consequences.

     MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same contract owner during any calendar year are treated as one non-qualified deferred annuity contract for purposes of determining the amount includible in such contract owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED CONTRACTS

The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions before age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents.

For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the plan participant for whose benefit the contract is purchased (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the plan participant reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than by April 1 of the calendar year following the calendar year in which the individual contract owner reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time before the contract owner's death. PLEASE NOTE THAT REQUIRED MINIMUM DISTRIBUTIONS UNDER QUALIFIED CONTRACTS MAY BE SUBJECT TO SURRENDER CHARGE AND/OR MARKET VALUE ADJUSTMENT, IN ACCORDANCE WITH THE TERMS OF THE CONTRACT. THIS COULD AFFECT THE AMOUNT THAT MUST BE TAKEN FROM THE CONTRACT IN ORDER TO SATISFY REQUIRED MINIMUM DISTRIBUTIONS.

     DIRECT ROLLOVERS. If the Contract is used in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Code, or is a tax-sheltered annuity under section 403(b) of the Code, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under section 457(b), any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under section 401(a) of the Code, qualified annuity plan under section 403(a) of the Code, section 403(b) annuity or custodial account, or an eligible section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law). Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain qualified plans. Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or us) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

     CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits before transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Also, amounts in another IRA or individual retirement account can be rolled over or transferred tax-free to an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans for Employees (SIMPLE), under which certain employers may provide contributions to IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. If you make a tax-free rollover of a distribution from any of these IRAs, you may not make another tax-free rollover from the IRA within a 1-year period. Sales of the Contract for use with IRAs may be subject to special requirements of the IRS.

         DISTRIBUTIONS - IRAS. All distributions from a traditional IRA are taxed as received unless either one of the following is true:

        o The distribution is rolled over to a plan eligible to receive rollovers or to another traditional IRA or certain qualified plans in accordance with the Tax Code; or

        o You made after-tax contributions to the IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

To avoid certain tax penalties, you and any designated beneficiary must also meet the minimum distribution requirements imposed by the Tax Code. The requirements do not apply to Roth IRA contracts while the owner is living. These rules may dictate one or more of the following:

        o    Start date for distributions;

        o The time period in which all amounts in your account(s) must be distributed; or

        o    Distribution amounts.

Generally, you must begin receiving distributions from a traditional IRA by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. We must pay out distributions from the contract over one of the following time periods:

        o Over your life or the joint lives of you and your designated beneficiary; or

        o Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.

The amount of each periodic distribution must be calculated in accordance with IRS regulations. If you fail to receive the minimum required distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.

The following applies to the distribution of death proceeds under 408(b) and 408A (Roth IRA - See below) plans. Different distribution requirements apply after your death. If your death occurs after you begin receiving minimum distributions under the contract, distributions must be made at least as rapidly as under the method in effect at the time of your death. Code section 401(a)(9) provides specific rules for calculating the minimum required distributions at your death. The death benefit under the contract and also certain other contract benefits, such as living benefits, may affect the amount of the required minimum distribution that must be taken.

If your death occurs before you begin receiving minimum distributions under the contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you die on September 1, 2004, your entire balance must be distributed to the designated beneficiary by December 31, 2009. However, if the distributions begin by December 31 of the calendar year following the calendar year of your death, and you have named a designated beneficiary, then payments may be made over either of the following time-frames:

        o    Over the life of the designated beneficiary; or

        o Over a period not extending beyond the life expectancy of the designated beneficiary. If the designated beneficiary is your spouse, distributions must begin on or before the later of the following:

        o December 31 of the calendar year following the calendar year of your death; or

        o December 31 of the calendar year in which you would have attained age 70 1/2.

In lieu of taking a distribution under these rules, a spouse who is the sole beneficiary may elect to treat the account as his or her own IRA. In such case, the surviving spouse will be able to make contributions to the account, make rollovers from the account, and defer taking a distribution until his or her age 70 1/2. The surviving spouse is deemed to have made such an election if the surviving spouse makes a rollover to or from the account, makes additional contributions to the account, or fails to take a distribution within the required time period.

     ROTH IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to limits on the amount of the contributions and the persons who may be eligible to contribute, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. Certain qualifying individuals may convert an IRA, SEP, or SIMPLE IRA, to a Roth IRA. Such rollovers and conversions are subject to tax, and other special rules may apply. If you make a tax-free rollover of a distribution from a Roth IRA to another Roth IRA, you may not make another tax-free rollover from the Roth IRA from which the rollover was made within a 1-year period. A 10% penalty may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.

         DISTRIBUTIONS -- ROTH IRAS. A qualified distribution from a Roth IRA is not taxed when it is received. A qualified distribution is a distribution:

        o Made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA of the owner; and

        o Made after you attain age 59 1/2, die, become disabled as defined in the Tax Code, or for a qualified first-time home purchase.

If a distribution is not qualified, it will be taxable to the extent of the accumulated earnings. Under special ordering rules, a partial distribution will first be treated generally as a return of contributions which is not taxable and then as taxable accumulated earnings.

     TAX SHELTERED ANNUITIES. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (Social Security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Distributions allocable to salary reduction contributions, but not earnings on such contributions, may also be distributed upon hardship. Certain penalties may apply.

         TSAS -- LOANS. Loans may be available if you purchased your contract in connection with a non-ERISA plan qualified under Section 403(b) of the Code ("TSA"). We do not currently permit loans under Section 403(b) Contracts that are subject to ERISA. If your contract was issued in connection with a TSA and the terms of your plan permit, you may take a loan from us, using your surrender value as collateral for the loan. Loans are subject to the terms of the Contract, your 403(b) plan, and the Code. The amount and number of loans outstanding at any one time under your TSA are limited, whether under our contracts or those of other carriers. We may modify the terms of a loan to comply with changes in applicable law. Various mandatory repayment requirements apply to loans, and failure to repay generally would result in income to you and the potential application of tax penalties. We urge you to consult with a qualified tax advisor prior to effecting a loan transaction under your Contract. We may apply additional restrictions or limitations on loans, and you must make loan requests in accordance with our administrative practices and loan request procedures in effect at the time you submit your request. Read the terms of the loan agreement before submitting any request.

        Any outstanding loan balance impacts the following:

        1) Withdrawals and Charges: We determine amounts available for maximum withdrawal amounts, free partial withdrawals, systematic withdrawals and waiver of administrative charges by reducing the otherwise applicable amounts by the amount of any outstanding loan balance.

        2) Death Benefits, Annuitization and Surrenders: We deduct the outstanding loan balance from any amounts otherwise payable and in determining the amount available for annuitization.

        3)   Riders:

             a) Minimum Guaranteed Income Benefit ("MGIB") Rider. If you exercise the MGIB rider, we reduce the MGIB Base by an amount equal to the ratio of the outstanding loan balance to the contract value multiplied by the MGIB Base.

             b) Minimum Guaranteed Withdrawal Benefit ("MGWB") Rider. The portion of the contract value used to pay off the outstanding loan balance will reduce the MGWB Withdrawal Account. We do not recommend the MGWB rider if loans are contemplated.

             c) Minimum Guaranteed Accumulation Benefit ("MGAB") Rider. Generally, loan repayment periods should not extend into the 3-year period preceding the end of the Waiting Period, because transfers made within such 3-year period reduce the MGAB Base and the MGAB Charge Base pro-rata based on the percentage of contract value transferred. Transfers between the TSA Special Fixed Account and the variable accounts will not be excluded from this treatment.

         TSAS -- DISTRIBUTIONS. All distributions from Section 403(b) plans are taxed as received unless either of the following are true:

        o The distribution is rolled over to another plan eligible to receive rollovers or to a traditional individual retirement annuity/account
             (IRA) in accordance with the Tax Code; or

        o You made after-tax contributions to the plan. In this case, the amount will be taxed according to rules detailed in the Tax Code.

     Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 or retire, whichever occurs later, unless you had amounts under the contract as of December 31, 1986. In this case, distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75 or retire, if later. The death benefit under the contract and also certain other contract benefits, such as the living benefits, may affect the amount of the required minimum distribution that must be taken. If you take any distributions in excess of the minimum required amount, then special rules require that some or all of the December 31, 1986 balance be distributed earlier.

TAX CONSEQUENCES OF ENHANCED DEATH BENEFIT

The Contract offers a death benefit (including the benefit provided by the earnings multiplier benefit rider) that may exceed the greater of the premium payments and the contract value. It is possible that the IRS could characterize such a death benefit as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to participants. Also, as stated above, the presence of the death benefit, as well as certain other contract benefits, could affect the amount of required minimum distributions.

OTHER TAX CONSEQUENCES

As noted above, the foregoing comments about the federal tax consequences under the Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each contract owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

POSSIBLE CHANGES IN TAXATION

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Contract.

FEDERAL INCOME TAX WITHHOLDING

We will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including withdrawals prior to the annuity starting date) and conversions of, and rollovers from, non-Roth IRAs to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

         TABLE OF CONTENTS

         Item
         Introduction
         Description of ING USA Annuity and Life Insurance Company Safekeeping of Assets
         The Administrator
         Independent  Auditors
         Distribution of Contracts
         Performance Information
         IRA Partial Withdrawal Option
         Other Information
         Financial Statements of Golden American Life Insurance Company Financial Statements of Golden American Separate Account B


PLEASE TEAR OFF, COMPLETE AND RETURN THE FORM BELOW TO ORDER A FREE STATEMENT OF ADDITIONAL INFORMATION FOR THE CONTRACTS OFFERED UNDER THE PROSPECTUS. SEND THE FORM TO OUR CUSTOMER SERVICE CENTER AT THE ADDRESS SHOWN ON THE PROSPECTUS COVER.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _

PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT B.

Please Print or Type:

                           __________________________________________________
                           NAME

                           __________________________________________________
                           SOCIAL SECURITY NUMBER

                           __________________________________________________
                           STREET ADDRESS

                           __________________________________________________
                           CITY, STATE, ZIP

Generations - 131182                                               02/13/2004
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

--------------------------------------------------------------------------------
APPENDIX A
--------------------------------------------------------------------------------


                         CONDENSED FINANCIAL INFORMATION

Except for subaccounts which did not commence operations as of December 31, 2002, the following tables give (1) the accumulation unit value ("AUV") at the beginning of the period, (2) the AUV at the end of the period and (3) the total number of accumulation units outstanding at the end of the period for each subaccount of Golden American Separate Account B, (now ING USA Annuity and Life Insurance Company Separate Account B) available under the Contract for the indicated periods.

                                           2002       2001        2000         1999         1998         1997       1996     1995
                                           ----       ----        ----         ----         ----         ----       ----     ----

SEPARATE ACCOUNT ANNUAL CHARGES OF 1.40%

AIM VI DENT DEMOGRAPHIC TRENDS
     AUV at Beginning of Period           $10.99     $10.00(11)
     AUV at End of Period                  $7.34     $10.99
     Number of Accumulation Units
        Outstanding at End of Period     218,094     16,786

FIDELITY VIP EQUITY--INCOME

     AUV at Beginning of Period            $9.59     $10.00(12)
     AUV at End of Period                  $7.83      $9.59
     Number of Accumulation Units
        Outstanding at End of Period     478,395

FIDELITY VIP GROWTH

     AUV at Beginning of Period            $9.27     $10.00(12)
     AUV at End of Period                  $6.37      $9.27
     Number of Accumulation Units
        Outstanding at End of Period     523,176

ING AIM MID CAP GROWTH

     AUV at Beginning of Period           $14.71     $18.92        $21.92       $14.23     $14.31      $11.78   $10.01    $10.00(1)
     AUV at End of Period                  $9.91     $14.71        $18.92       $21.92     $14.23      $14.31   $11.78    $10.01
     Number of Accumulation Units
        Outstanding at End of Period   2,906,118  3,787,157     4,824,609    2,450,796  1,105,850     554,068  231,567    47,478

ING ALLIANCE MID CAP GROWTH

     AUV at Beginning of Period           $14.64     $17.21        $21.06       $17.01     $15.41      $12.49   $10.00(3)
     AUV at End of Period                 $10.10     $14.64        $17.21       $21.06     $17.01      $15.41   $12.49
     Number of Accumulation Units
        Outstanding at End of Period   5,368,761  6,450,280     6,881,891    5,870,533  3,297,314     438,636   38,037

ING CAPITAL GUARDIAN LARGE CAP VALUE

     AUV at Beginning of Period           $10.02     $10.55        $10.00(7)
     AUV at End of Period                  $7.53     $10.02        $10.55
     Number of Accumulation Units
        Outstanding at End of Period   4,513,818  3,900,663     2,138,069

ING CAPITAL GUARDIAN MANAGED GLOBAL

     AUV at Beginning of Period           $17.54     $20.19        $23.97       $14.88     $11.67      $10.55    $9.53     $9.28(1)
     AUV at End of Period                 $13.80     $17.54        $20.19       $23.97     $14.88      $11.67   $10.55     $9.53
     Number of Accumulation Units
        Outstanding at End of Period   1,965,665  1,757,559     1,348,844      676,402    610,300     443,665  231,774

ING CAPITAL GUARDIAN SMALL CAP

     AUV at Beginning of Period           $17.87     $18.40        $22.82       $15.37     $12.88      $11.84   $10.00    $10.00(2)
     AUV at End of Period                 $13.14     $17.87        $18.40       $22.82     $15.37      $12.88   $11.84    $10.00
     Number of Accumulation Units
        Outstanding at End of Period   5,592,680  7,129,680     6,884,892    5,053,919  2,476,498     559,014  227,347        --

ING DEVELOPING WORLD

     AUV at Beginning of Period            $7.08      $7.58        $11.61        $7.28     $10.00(6)
     AUV at End of Period                  $6.23      $7.08         $7.58       $11.61      $7.28
     Number of Accumulation Units
        Outstanding at End of Period   1,922,891  2,270,962     2,014,772    2,133,907    417,221

                                       A1

                                          2002           2001          2000        1999       1998      1997      1996     1995
                                          ----           ----          ----        ----       ----      ----      ----     ----
ING EAGLE ASSET VALUE EQUITY
     AUV at Beginning of Period           $18.34        $19.46        $18.14        $18.31     $18.28   $14.57     $13.36  $12.41(1)
     AUV at End of Period                 $15.00        $18.34        $19.46        $18.14     $18.31   $18.28     $14.57  $13.36
     Number of Accumulation Units
        Outstanding at End of Period   2,314,069     2,404,425     2,586,368     1,825,971  1,415,540  469,649    249,994  23,394

ING FMRSM DIVERSIFIED MID--CAP

     AUV at Beginning of Period            $9.09         $9.88        $10.00(9)
     AUV at End of Period                  $7.23         $9.09         $9.88
     Number of Accumulation Units
        Outstanding at End of Period   1,436,694       685,331       290,230

ING GOLDMAN SACHS INTERNET TOLLKEEPER

     AUV at Beginning of Period            $7.62        $10.00(10)
     AUV at End of Period                  $4.65         $7.62
     Number of Accumulation Units
        Outstanding at End of Period     387,487        47,818

ING HARD ASSETS

     AUV at Beginning of Period           $14.14        $16.32        $17.37        $14.28     $20.57   $19.65     $14.96  $14.71(1)
     AUV at End of Period                 $14.05        $14.14        $16.32        $17.37     $14.28   $20.57     $19.65  $14.96
     Number of Accumulation Units
        Outstanding at End of Period     575,255       295,871       309,819       355,052    258,034   90,379     43,232   2,847

ING INTERNATIONAL EQUITY

     AUV at Beginning of Period            $8.66        $11.37        $15.57        $10.29      $9.90   $10.28(5)
     AUV at End of Period                  $7.16         $8.66        $11.37        $15.57     $10.29    $9.90
     Number of Accumulation Units
        Outstanding at End of Period   4,449,069     5,060,321     5,535,477     4,666,041  2,422,075   90,783

ING JANUS GROWTH AND INCOME

     AUV at Beginning of Period            $8.87         $9.94        $10.00(9)
     AUV at End of Period                  $7.05         $8.87         $9.94
     Number of Accumulation Units
        Outstanding at End of Period   1,676,922     1,073,857       274,785

ING JANUS SPECIAL EQUITY

     AUV at Beginning of Period            $8.32         $8.89        $10.00(9)
     AUV at End of Period                  $6.08         $8.32         $8.89
     Number of Accumulation Units
        Outstanding at End of Period     464,523       368,091       121,670

ING JENNISON EQUITY OPPORTUNITIES

     AUV at Beginning of Period           $21.60        $25.17        $30.11        $24.50     $22.05   $17.34     $14.63  $14.23(1)
     AUV at End of Period                 $15.06        $21.60        $25.17        $30.11     $24.50   $22.05     $17.34  $14.63
     Number of Accumulation Units
        Outstanding at End of Period   2,929,610     3,606,212     3,626,696     2,412,721  1,342,756  312,229    174,592  16,369

ING JP MORGAN FLEMING INTERNATIONAL
ENHANCED
     AUV at Beginning of Period           $10.00(12)
     AUV at End of Period                  $8.22
     Number of Accumulation Units
        Outstanding at End of Period      72,898

ING JP MORGAN FLEMING SMALLCAP

     AUV at Beginning of Period           $10.00(12)
     AUV at End of Period                  $7.85
     Number of Accumulation Units
        Outstanding at End of Period     169,670

ING LIMITED MATURITY BOND

     AUV at Beginning of Period           $19.06        $17.76        $16.72        $16.77     $15.91   $15.13     $14.71  $14.35(1)
     AUV at End of Period                 $20.16        $19.06        $17.76        $16.72     $16.77   $15.91     $15.13  $14.71
     Number of Accumulation Units
        Outstanding at End of Period   6,261,694     4,325,602     3,621,501     2,938,050  1,557,946  133,461     46,293  11,834

ING LIQUID ASSETS

     AUV at Beginning of Period           $15.84        $15.47        $14.79        $14.33     $13.83   $13.35     $12.89  $12.76(1)
     AUV at End of Period                 $15.84        $15.84        $15.47        $14.79     $14.33   $13.83     $13.35  $12.89
     Number of Accumulation Units
        Outstanding at End of Period  12,089,343    14,053,316    14,214,982    13,701,796  3,587,644  353,076     84,960  62,084

                                       A2

                                          2002           2001          2000        1999        1998       1997      1996     1995
                                          ----           ----          ----        ----        ----       ----      ----     ----
ING MARSICO GROWTH
     AUV at Beginning of Period             $15.14        $22.02      $28.62        $16.29     $13.03    $11.42  $10.00(4)
     AUV at End of Period                   $10.52        $15.14      $22.02        $28.62     $16.29    $13.03  $11.42
     Number of Accumulation Units
        Outstanding at End of Period    12,372,395    16,739,731  18,211,995    14,289,972  3,293,705   343,006

ING MERCURY FOCUS VALUE

     AUV at Beginning of Period             $10.00(12)
     AUV at End of Period                    $8.37
     Number of Accumulation Units
        Outstanding at End of Period        93,268

ING MERCURY FUNDAMENTAL GROWTH

     AUV at Beginning of Period             $10.00(12)
     AUV at End of Period                    $7.97
     Number of Accumulation Units
        Outstanding at End of Period        44,773

ING MFS MID CAP GROWTH

     AUV at Beginning of Period             $31.80        $42.23      $39.59        $22.43     $18.52    $15.70  $13.21    $12.95(3)
     AUV at End of Period                   $16.05        $31.80      $42.23        $39.59     $22.43    $18.52  $15.70    $13.21
     Number of Accumulation Units
        Outstanding at End of Period     5,485,147     6,612,249   7,313,425     4,873,150  1,905,009   177,125  28,223

ING MFS RESEARCH

     AUV at Beginning of Period             $20.44        $26.39      $28.04        $22.89     $18.87    $15.93  $13.10    $12.25(4)
     AUV at End of Period                   $15.14        $20.44      $26.39        $28.04     $22.89    $18.87  $15.93    $13.10
     Number of Accumulation Units
        Outstanding at End of Period     5,913,309     7,316,946   8,149,686     6,431,949  3,902,975   268,126

ING MFS TOTAL RETURN

     AUV at Beginning of Period             $20.56        $20.75      $18.06        $17.72     $16.10    $13.51  $12.05    $11.41(4)
     AUV at End of Period                   $19.23        $20.56      $20.75        $18.06     $17.72    $16.10  $13.51    $12.05
     Number of Accumulation Units
        Outstanding at End of Period     9,138,045     9,253,396   9,222,565     8,274,090  3,982,961   286,032

ING PIMCO CORE BOND

     AUV at Beginning of Period             $11.86        $11.74      $11.79        $13.09     $11.87    $11.96  $11.55    $11.20(6)
     AUV at End of Period                   $12.71        $11.86      $11.74        $11.79     $13.09    $11.87  $11.96    $11.55
     Number of Accumulation Units
        Outstanding at End of Period     4,410,375     1,669,195   1,224,547       753,003    396,067    10,655

ING SALOMON BROTHERS ALL CAP

     AUV at Beginning of Period             $11.65        $11.59      $10.00(7)
     AUV at End of Period                    $8.55        $11.65      $11.59
     Number of Accumulation Units
        Outstanding at End of Period     3,519,150     4,280,223   2,182,516

ING SALOMON BROTHERS INVESTORS

     AUV at Beginning of Period             $10.63        $11.26      $10.00(7)
     AUV at End of Period                    $8.07        $10.63      $11.26
     Number of Accumulation Units
        Outstanding at End of Period     1,177,892       952,473     539,461

ING T. ROWE PRICE CAPITAL APPRECIATION

     AUV at Beginning of Period             $28.22        $26.04      $21.65        $20.53     $19.66    $17.29  $15.07    $14.62(1)
     AUV at End of Period                   $27.96        $28.22      $26.04        $21.65     $20.53    $19.66  $17.29    $15.07
     Number of Accumulation Units
        Outstanding at End of Period     5,326,019     4,592,780   3,264,322     2,546,589  1,628,158   414,805 173,475    13,988

ING T. ROWE PRICE EQUITY INCOME

     AUV at Beginning of Period             $23.90        $23.91      $21.47        $21.94     $20.55    $17.75     $16.55 $15.94(1)
     AUV at End of Period                   $20.45        $23.90      $23.91        $21.47     $21.94    $20.55     $17.75 $16.55
     Number of Accumulation Units
        Outstanding at End of Period     2,796,774     3,366,042   2,309,478     2,014,454    800,490   255,396    150,732 21,073

ING VAN KAMPEN EQUITY GROWTH

     AUV at Beginning of Period             $10.00(12)
     AUV at End of Period                    $7.82
     Number of Accumulation Units
        Outstanding at End of Period       124,181

                                       A3

                                          2002           2001          2000        1999       1998      1997      1996     1995
                                          ----           ----          ----        ----       ----      ----      ----     ----
ING VAN KAMPEN GLOBAL FRANCHISE
     AUV at Beginning of Period             $10.00(12)
     AUV at End of Period                    $8.85
     Number of Accumulation Units
        Outstanding at End of Period       220,958

ING VAN KAMPEN GROWTH & INCOME

     AUV at Beginning of Period             $21.65        $24.94       $25.83      $22.61     $20.09    $15.69   $13.19   $12.12(1)
     AUV at End of Period                   $18.19        $21.65       $24.94      $25.83     $22.61    $20.09   $15.69   $13.19
     Number of Accumulation Units
        Outstanding at End of Period     6,183,621     7,290,571    8,035,274   7,496,161  4,591,471   853,473  355,191   36,100

ING VAN KAMPEN REAL ESTATE

     AUV at Beginning of Period             $28.40        $26.64       $20.62      $21.74     $25.48    $21.04   $15.78   $14.91(1)
     AUV at End of Period                   $28.06        $28.40       $26.64      $20.62     $21.74    $25.48   $21.04   $15.78
     Number of Accumulation Units
        Outstanding at End of Period     1,167,176       887,731    1,006,919     534,577    436,867   135,993   42,710    2,910

ING VP BOND PORTFOLIO

     AUV at Beginning of Period             $10.00(12)
     AUV at End of Period                   $10.64
     Number of Accumulation Units
        Outstanding at End of Period       719,279

ING VP GROWTH OPPORTUNITIES

     AUV at Beginning of Period              $7.79        $10.00(10)
     AUV at End of Period                    $5.26         $7.79
     Number of Accumulation Units
        Outstanding at End of Period       143,307        82,839

ING VP MAGNACAP

     AUV at Beginning of Period              $9.35        $10.00(10)
     AUV at End of Period                    $7.10         $9.35
     Number of Accumulation Units
        Outstanding at End of Period       211,733        38,846

ING VP SMALLCAP OPPORTUNITIES

     AUV at Beginning of Period              $8.33        $10.00(10)
     AUV at End of Period                    $4.62         $8.33
     Number of Accumulation Units
        Outstanding at End of Period       774,557       180,638

ING VP WORLDWIDE GROWTH

     AUV at Beginning of Period              $7.02         $8.75       $10.00(8)
     AUV at End of Period                    $5.21         $7.02        $8.75
     Number of Accumulation Units
        Outstanding at End of Period       467,247       306,137      110,552

INVESCO VIF HEALTH SCIENCES

     AUV at Beginning of Period             $10.27        $10.00(11)
     AUV at End of Period                    $7.65        $10.27
     Number of Accumulation Units
        Outstanding at End of Period       351,424        20,414

INVESCO VIF LEISURE FUND

     AUV at Beginning of Period             $10.00(12)
     AUV at End of Period                    $8.44
     Number of Accumulation Units
        Outstanding at End of Period        69,607

INVESCO VIF--FINANCIAL SERVICES

     AUV at Beginning of Period              $9.37        $10.00(11)
     AUV at End of Period                    $7.86         $9.37
     Number of Accumulation Units
        Outstanding at End of Period       584,090        28,966

INVESCO VIF--UTILITIES

     AUV at Beginning of Period              $8.11        $10.00(11)
     AUV at End of Period                    $6.37         $8.11
     Number of Accumulation Units
     Outstanding at End of Period          127,144         5,341

                                       A4

                                                   2002           2001          2000          1999          1998
                                                   ----           ----          ----          ----          ----
JENNISON PORTFOLIO
     AUV at Beginning of Period                      $6.30         $7.85         $10.00(11)
     AUV at End of Period                            $4.27         $6.30          $7.85
     Number of Accumulation Units
        Outstanding at End of Period             1,009,408     1,264,693        194,916

PIMCO HIGH YIELD PORTFOLIO

     AUV at Beginning of Period                     $10.10        $10.01         $10.24        $10.08         $10.00(6)
     AUV at End of Period                            $9.84        $10.10         $10.01        $10.24         $10.08
     Number of Accumulation Units
        Outstanding at End of Period             6,193,058     5,836,177      5,140,416     5,053,972      1,630,971

PIMCO STOCKSPLUS GROWTH & INCOME

     AUV at Beginning of Period                     $10.23        $11.72         $13.13        $11.11         $10.00(6)
     AUV at End of Period                            $8.05        $10.23         $11.72        $13.13         $11.11
     Number of Accumulation Units
        Outstanding at End of Period             4,911,149     5,825,877      6,006,923     4,797,771      1,527,698

PIONEER FUND VCT

     AUV at Beginning of Period                      $9.39        $10.00(11)
     AUV at End of Period                            $7.47         $9.39
     Number of Accumulation Units
        Outstanding at End of Period               291,461        27,047

PIONEER MID CAP VALUE

     AUV at Beginning of Period                     $10.72        $10.00(11)
     AUV at End of Period                            $9.36        $10.72
     Number of Accumulation Units
        Outstanding at End of Period               983,243       170,276

PROFUND VP BULL

     AUV at Beginning of Period                      $8.90        $10.00(10)
     AUV at End of Period                            $6.67         $8.90
     Number of Accumulation Units
        Outstanding at End of Period             1,231,933       805,047

PROFUND VP EUROPE 30

     AUV at Beginning of Period                      $8.27        $10.00(10)
     AUV at End of Period                            $6.05         $8.27
     Number of Accumulation Units
        Outstanding at End of Period               257,910         8,429

PROFUND VP SMALL CAP

     AUV at Beginning of Period                      $9.43        $10.00(10)
     AUV at End of Period                            $7.21         $9.43
     Number of Accumulation Units
        Outstanding at End of Period             1,755,934     1,134,989

SP JENNISON INTERNATIONAL GROWTH

     AUV at Beginning of Period                      $5.41         $8.56         $10.00(9)
     AUV at End of Period                            $4.12         $5.41          $8.56
     Number of Accumulation Units
        Outstanding at End of Period               535,933       294,591         65,551

FOOTNOTES

(1)  Fund First Available during October 1995
(2)  Fund First Available during January 1996
(3)  Fund First Available during September 1996
(4)  Fund First Available during February 1997
(5)  Fund First Available during October 1997
(6)  Fund First Available during May 1998
(7)  Fund First Available during February 2000
(8)  Fund First Available during May 2000
(9)  Fund First Available during October 2000
(10) Fund First Available during May 2001
(11) Fund First Available during November 2001
(12) Fund First Available during May 2002

                                       A5

                                                         2002          2001           2000
                                                         ----          ----           ----

SEPARATE ACCOUNT ANNUAL CHARGES OF 1.45 %

AIM VI DENT DEMOGRAPHIC TRENDS
       AUV at Beginning of Period                  $10.99         $10.00(5)
       AUV at End of Period                         $7.34         $10.99
       Number of Accumulation Units
          Outstanding at End of Period            226,140         23,503

FIDELITY VIP EQUITY--INCOME

       AUV at Beginning of Period                   $9.59         $10.00(7)
       AUV at End of Period                         $7.83          $9.59
       Number of Accumulation Units
          Outstanding at End of Period            321,872

FIDELITY VIP GROWTH

       AUV at Beginning of Period                   $9.27         $10.00(7)
       AUV at End of Period                         $6.37          $9.27
       Number of Accumulation Units
          Outstanding at End of Period            534,217

GALAXY VIP ASSET ALLOCATION

       AUV at Beginning of Period                   $9.83         $10.78        $10.52
       AUV at End of Period                         $8.14          $9.83        $10.78
       Number of Accumulation Units
          Outstanding at End of Period             41,973         72,907        70,287

GALAXY VIP EQUITY FUND

       AUV at Beginning of Period                   $9.20         $11.41        $11.52
       AUV at End of Period                         $6.56          $9.20        $11.41
       Number of Accumulation Units
          Outstanding at End of Period             41,998         41,998        46,533

GALAXY VIP GROWTH & INCOME

       AUV at Beginning of Period                  $10.39         $10.98        $10.27
       AUV at End of Period                         $7.55         $10.39        $10.98
       Number of Accumulation Units
          Outstanding at End of Period              6,936          7,205         4,780

GALAXY VIP QUALITY PLUS BOND

       AUV at Beginning of Period                  $11.69         $11.04         $9.95
       AUV at End of Period                        $12.72         $11.69        $11.04
       Number of Accumulation Units
          Outstanding at End of Period              2,440          2,442         2,299

GALAXY VIP SMALL COMPANY GROWTH

       AUV at Beginning of Period                  $13.12         $13.34        $15.07
       AUV at End of Period                         $8.67         $13.12        $13.34
       Number of Accumulation Units
          Outstanding at End of Period              1,319          1,322         1,108

ING AIM MID CAP GROWTH

       AUV at Beginning of Period                  $14.64         $18.85        $21.70(1)
       AUV at End of Period                         $9.86         $14.64        $18.85
       Number of Accumulation Units
          Outstanding at End of Period          1,870,966      2,160,544     1,797,957

ING ALLIANCE MID CAP GROWTH

       AUV at Beginning of Period                  $14.59         $17.17        $20.13(1)
       AUV at End of Period                        $10.06         $14.59        $17.17
       Number of Accumulation Units
          Outstanding at End of Period          1,918,853      1,780,512     1,239,023

ING CAPITAL GUARDIAN LARGE CAP VALUE

       AUV at Beginning of Period                  $10.01         $10.54        $10.00(1)
       AUV at End of Period                         $7.52         $10.01        $10.54
       Number of Accumulation Units
                Outstanding at End of Period    6,465,372      4,561,875     1,537,946

                                       A6

                                                   2002            2001           2000
                                                   ----            ----           ----
ING CAPITAL GUARDIAN MANAGED GLOBAL
       AUV at Beginning of Period                  $17.43         $20.08        $22.29(1)
       AUV at End of Period                        $13.71         $17.43        $20.08
       Number of Accumulation Units
          Outstanding at End of Period          2,246,289      1,775,926       965,140

ING CAPITAL GUARDIAN SMALL CAP

       AUV at Beginning of Period                  $17.82         $18.35        $23.69(1)
       AUV at End of Period                        $13.09         $17.82        $18.35
       Number of Accumulation Units
          Outstanding at End of Period          2,986,430      2,714,045     1,586,595

ING DEVELOPING WORLD

       AUV at Beginning of Period                   $7.07          $7.57        $11.66(1)
       AUV at End of Period                         $6.22          $7.07         $7.57
       Number of Accumulation Units
          Outstanding at End of Period          1,365,017      1,495,431       760,058

ING EAGLE ASSET VALUE EQUITY

       AUV at Beginning of Period                  $18.25         $19.38        $17.48(1)
       AUV at End of Period                        $14.92         $18.25        $19.38
       Number of Accumulation Units
          Outstanding at End of Period          1,201,589        833,753       472,034

ING FMRSM DIVERSIFIED MID--CAP

       AUV at Beginning of Period                   $9.09          $9.88        $10.00(3)
       AUV at End of Period                         $7.22          $9.09         $9.88
       Number of Accumulation Units
          Outstanding at End of Period          1,947,601        959,092       131,431

ING GET FUND -- SERIES T

       AUV at Beginning of Period                  $10.00(8)
       AUV at End of Period                        $10.07
       Number of Accumulation Units
          Outstanding at End of Period                 --

ING GET FUND -- SERIES U

       AUV at Beginning of Period                  $10.00(9)
       AUV at End of Period                        $10.00
       Number of Accumulation Units
          Outstanding at End of Period                 --

ING GOLDMAN SACHS INTERNET TOLLKEEPER

       AUV at Beginning of Period                   $7.61         $10.00(4)
       AUV at End of Period                         $4.64          $7.61
       Number of Accumulation Units
          Outstanding at End of Period            519,244         89,535

ING HARD ASSETS

       AUV at Beginning of Period                  $14.03         $16.20        $16.12(1)
       AUV at End of Period                        $13.94         $14.03        $16.20
       Number of Accumulation Units
          Outstanding at End of Period            436,185        144,214        57,353

ING INTERNATIONAL EQUITY

       AUV at Beginning of Period                   $8.70         $11.43        $15.02(6)
       AUV at End of Period                         $7.19          $8.70        $11.43
       Number of Accumulation Units
          Outstanding at End of Period          1,834,152      1,624,384     1,257,278

ING JANUS GROWTH AND INCOME

       AUV at Beginning of Period                   $8.87          $9.94        $10.00(3)
       AUV at End of Period                         $7.04          $8.87         $9.94
       Number of Accumulation Units
          Outstanding at End of Period          2,831,575      1,698,201       170,460

ING JANUS SPECIAL EQUITY

       AUV at Beginning of Period                   $8.32          $8.89        $10.00(3)
       AUV at End of Period                         $6.07          $8.32         $8.89
       Number of Accumulation Units
                Outstanding at End of Period      610,059        538,057        76,347

                                       A7

                                                   2002            2001           2000
                                                   ----            ----           ----
ING JENNISON EQUITY OPPORTUNITIES
       AUV at Beginning of Period                  $21.46         $25.03        $29.44(1)
       AUV at End of Period                        $14.96         $21.46        $25.03
       Number of Accumulation Units
          Outstanding at End of Period          1,951,375      1,862,499     1,210,622

ING JP MORGAN FLEMING INTERNATIONAL ENHANCED
       AUV at Beginning of Period                  $10.00(7)
       AUV at End of Period                         $8.22
       Number of Accumulation Units
          Outstanding at End of Period            106,211

ING JP MORGAN FLEMING SMALLCAP

       AUV at Beginning of Period                  $10.00(7)
       AUV at End of Period                         $7.84
       Number of Accumulation Units
          Outstanding at End of Period            209,858

ING LIMITED MATURITY BOND

       AUV at Beginning of Period                  $18.88         $17.60        $16.56(1)
       AUV at End of Period                        $19.95         $18.88        $17.60
       Number of Accumulation Units
          Outstanding at End of Period          3,840,533      2,416,706       849,473

ING LIQUID ASSETS

       AUV at Beginning of Period                  $15.67         $15.31        $14.70(1)
       AUV at End of Period                        $15.66         $15.67        $15.31
       Number of Accumulation Units
          Outstanding at End of Period         10,877,063     12,017,917     7,270,477

ING MARSICO GROWTH

       AUV at Beginning of Period                  $15.10         $21.96        $29.12(1)
       AUV at End of Period                        $10.48         $15.10        $21.96
       Number of Accumulation Units
          Outstanding at End of Period          5,599,657      6,476,226     4,730,311

ING MERCURY FOCUS VALUE

       AUV at Beginning of Period                  $10.00(7)
       AUV at End of Period                         $8.37
       Number of Accumulation Units
          Outstanding at End of Period             91,571

ING MERCURY FUNDAMENTAL GROWTH

       AUV at Beginning of Period                  $10.00(7)
       AUV at End of Period                         $7.97
       Number of Accumulation Units
          Outstanding at End of Period             27,664

ING MFS MID CAP GROWTH

       AUV at Beginning of Period                  $31.73         $42.16        $38.56(1)
       AUV at End of Period                        $16.01         $31.73        $42.16
       Number of Accumulation Units
          Outstanding at End of Period          3,084,372      3,144,090     1,992,588

ING MFS RESEARCH

       AUV at Beginning of Period                  $20.35         $26.30        $26.94(1)
       AUV at End of Period                        $15.07         $20.35        $26.30
       Number of Accumulation Units
          Outstanding at End of Period          2,475,752      2,427,133     1,500,906

ING MFS TOTAL RETURN

       AUV at Beginning of Period                  $20.47         $20.68        $17.46(1)
       AUV at End of Period                        $19.15         $20.47        $20.68
       Number of Accumulation Units
                Outstanding at End of Period    4,962,123      3,612,214     1,350,560

                                       A8

                                                    2002           2001          2000
                                                    ----           ----          ----
ING PIMCO CORE BOND
       AUV at Beginning of Period                  $11.81         $11.70        $11.44(1)
       AUV at End of Period                        $12.65         $11.81        $11.70
       Number of Accumulation Units
          Outstanding at End of Period          4,516,490      1,400,922       381,139

ING SALOMON BROTHERS ALL CAP

       AUV at Beginning of Period                  $11.64         $11.59        $10.00(1)
       AUV at End of Period                         $8.54         $11.64        $11.59
       Number of Accumulation Units
          Outstanding at End of Period          4,205,151      3,977,598     1,200,520

ING SALOMON BROTHERS INVESTORS

       AUV at Beginning of Period                  $10.62         $11.26        $10.00(1)
       AUV at End of Period                         $8.06         $10.62        $11.26
       Number of Accumulation Units
          Outstanding at End of Period          1,674,081      1,224,296       313,828

ING T. ROWE PRICE CAPITAL APPRECIATION

       AUV at Beginning of Period                  $27.99         $25.84        $20.89(1)
       AUV at End of Period                        $27.72         $27.99        $25.84
       Number of Accumulation Units
          Outstanding at End of Period          4,380,117      2,279,908       507,008

ING T. ROWE PRICE EQUITY INCOME

       AUV at Beginning of Period                  $23.71         $23.74        $20.18(1)
       AUV at End of Period                        $20.28         $23.71        $23.74
       Number of Accumulation Units
          Outstanding at End of Period          2,137,260      1,599,946       470,889

ING VAN KAMPEN EQUITY GROWTH

       AUV at Beginning of Period                  $10.00(7)
       AUV at End of Period                         $7.82
       Number of Accumulation Units
          Outstanding at End of Period            115,969

ING VAN KAMPEN GLOBAL FRANCHISE

       AUV at Beginning of Period                  $10.00(7)
       AUV at End of Period                         $8.84
       Number of Accumulation Units
          Outstanding at End of Period            255,324

ING VAN KAMPEN GROWTH & INCOME

       AUV at Beginning of Period                  $21.53         $24.81        $25.53(1)
       AUV at End of Period                        $18.08         $21.53        $24.81
       Number of Accumulation Units
          Outstanding at End of Period          1,951,607      1,737,220     1,073,372

ING VAN KAMPEN REAL ESTATE

       AUV at Beginning of Period                  $28.18         $26.44        $20.64(1)
       AUV at End of Period                        $27.82         $28.18        $26.44
       Number of Accumulation Units
          Outstanding at End of Period            947,489        414,152       211,380

ING VP BOND PORTFOLIO

       AUV at Beginning of Period                  $10.00(7)
       AUV at End of Period                        $10.64
       Number of Accumulation Units
          Outstanding at End of Period            665,314

ING VP GROWTH OPPORTUNITIES

       AUV at Beginning of Period                   $7.79         $10.00(4)
       AUV at End of Period                         $5.26          $7.79
       Number of Accumulation Units
          Outstanding at End of Period            297,927         83,427

ING VP MAGNACAP

       AUV at Beginning of Period                   $9.35         $10.00(4)
       AUV at End of Period                         $7.10          $9.35
       Number of Accumulation Units
          Outstanding at End of Period            307,643         91,138

                                       A9

                                                    2002           2001          2000
                                                    ----           ----          ----
ING VP SMALLCAP OPPORTUNITIES
       AUV at Beginning of Period                   $8.33         $10.00(4)
       AUV at End of Period                         $4.62          $8.33
       Number of Accumulation Units
          Outstanding at End of Period          1,042,746        268,186

ING VP WORLDWIDE GROWTH

       AUV at Beginning of Period                   $7.02          $8.75        $10.00(2)
       AUV at End of Period                         $5.20          $7.02         $8.75
       Number of Accumulation Units
          Outstanding at End of Period            859,281        479,640       169,871

INVESCO VIF HEALTH SCIENCES

       AUV at Beginning of Period                  $10.27         $10.00(5)
       AUV at End of Period                         $7.65         $10.27
       Number of Accumulation Units
          Outstanding at End of Period            481,392         38,465

INVESCO VIF LEISURE FUND

       AUV at Beginning of Period                  $10.00(7)
       AUV at End of Period                         $8.44
       Number of Accumulation Units
          Outstanding at End of Period            132,021

INVESCO VIF--FINANCIAL SERVICES

       AUV at Beginning of Period                   $9.36         $10.00(5)
       AUV at End of Period                         $7.85          $9.36
       Number of Accumulation Units
          Outstanding at End of Period            491,869         37,443

INVESCO VIF--UTILITIES

       AUV at Beginning of Period                   $8.11         $10.00(5)
       AUV at End of Period                         $6.37          $8.11
       Number of Accumulation Units
          Outstanding at End of Period            152,798          8,161

JENNISON PORTFOLIO

       AUV at Beginning of Period                   $6.29          $7.84        $10.00(2)
       AUV at End of Period                         $4.27          $6.29         $7.84
       Number of Accumulation Units
          Outstanding at End of Period          1,366,874      1,272,891       242,694

PIMCO HIGH YIELD PORTFOLIO

       AUV at Beginning of Period                  $10.08         $10.00        $10.16(1)
       AUV at End of Period                         $9.82         $10.08        $10.00
       Number of Accumulation Units
          Outstanding at End of Period          3,925,319      2,641,283       908,512

PIMCO STOCKSPLUS GROWTH & INCOME

       AUV at Beginning of Period                  $10.21         $11.70        $12.52(1)
       AUV at End of Period                         $8.03         $10.21        $11.70
       Number of Accumulation Units
          Outstanding at End of Period          2,241,996      2,222,192     1,178,840

PIONEER FUND VCT

       AUV at Beginning of Period                   $9.38         $10.00(5)
       AUV at End of Period                         $7.47          $9.38
       Number of Accumulation Units
          Outstanding at End of Period            295,688          5,663

PIONEER MID CAP VALUE

       AUV at Beginning of Period                  $10.71         $10.00(5)
       AUV at End of Period                         $9.36         $10.71
       Number of Accumulation Units
          Outstanding at End of Period            728,410         98,183

                                       A10

                                                    2002           2001          2000
                                                    ----           ----          ----
PROFUND VP BULL

       AUV at Beginning of Period                   $8.89         $10.00(4)
       AUV at End of Period                         $6.66          $8.89
       Number of Accumulation Units
          Outstanding at End of Period          1,271,888        267,236

PROFUND VP EUROPE 30

       AUV at Beginning of Period                   $8.26         $10.00(4)
       AUV at End of Period                         $6.05          $8.26
       Number of Accumulation Units
          Outstanding at End of Period          1,365,500        568,994

PROFUND VP SMALL CAP

       AUV at Beginning of Period                   $9.43         $10.00(4)
       AUV at End of Period                         $7.21          $9.43
       Number of Accumulation Units
          Outstanding at End of Period          1,133,339        403,215

SP JENNISON INTERNATIONAL GROWTH

       AUV at Beginning of Period                   $5.41          $8.56        $10.00(3)
       AUV at End of Period                         $4.11          $5.41         $8.56
       Number of Accumulation Units
          Outstanding at End of Period            519,700        385,101        44,024


FOOTNOTES

(1)    Fund First Available during October 1993
(2)    Fund First Available during January 1995
(3)    Fund First Available during October 1995
(4)    Fund First Available during January 1996
(5)    Fund First Available during September 1996
(6)    Fund First Available during February 1997
(7)    Fund First Available during May 1998
(8)    Fund First Available during October 2000
(9)    Fund First Available during May 2001


                                            2002       2001        2000        1999       1998       1997       1996       1995
                                            ----       ----        ----        ----       ----       ----       ----       ----

SEPARATE ACCOUNT ANNUAL CHARGES OF 1.55%

AIM VI DENT DEMOGRAPHIC TRENDS
     AUV at Beginning of Period           $10.99     $10.00(11)
     AUV at End of Period                  $7.33     $10.99
     Number of Accumulation Units
        Outstanding at End of Period      43,074     77,645

FIDELITY VIP EQUITY--INCOME

     AUV at Beginning of Period            $9.58     $10.00(12)
     AUV at End of Period                  $7.82      $9.58
     Number of Accumulation Units
        Outstanding at End of Period     185,665

FIDELITY VIP GROWTH

     AUV at Beginning of Period            $9.27     $10.00(12)
     AUV at End of Period                  $6.36      $9.27
     Number of Accumulation Units
        Outstanding at End of Period     219,815

ING AIM MID CAP GROWTH

     AUV at Beginning of Period           $14.57     $18.78         $21.78     $14.16    $14.26      $11.76   $10.01      $10.00(1)
     AUV at End of Period                  $9.80     $14.57         $18.78     $21.78    $14.16      $14.26   $11.76      $10.01
     Number of Accumulation Units
        Outstanding at End of Period   1,999,023  2,640,192      3,565,531  2,655,079 1,731,615   1,361,070  968,694     152,633

ING ALLIANCE MID CAP GROWTH

     AUV at Beginning of Period           $14.51     $17.09         $20.94     $16.94    $15.36      $12.47   $10.00(3)
     AUV at End of Period                  $9.99     $14.51         $17.09     $20.94    $16.94      $15.36   $12.47
     Number of Accumulation Units
        Outstanding at End of Period   4,478,810  5,716,524      6,622,519  6,210,698 3,474,460   1,288,333  173,758

                                       A11

                                            2002       2001        2000        1999       1998       1997       1996       1995
                                            ----       ----        ----        ----       ----       ----       ----       ----
ING CAPITAL GUARDIAN LARGE CAP VALUE
     AUV at Beginning of Period           $9.99       $10.53       $10.00(7)
     AUV at End of Period                 $7.50        $9.99       $10.53
     Number of Accumulation Units
        Outstanding at End of Period  2,128,387    1,783,085      770,213

ING CAPITAL GUARDIAN MANAGED GLOBAL

     AUV at Beginning of Period          $17.30       $19.94       $23.71      $14.75     $11.58       $10.49      $9.49    $9.24(1)
     AUV at End of Period                $13.59       $17.30       $19.94      $23.71     $14.75       $11.58     $10.49    $9.49
     Number of Accumulation Units
        Outstanding at End of Period  2,796,757    3,208,566    3,496,637   3,306,922  3,354,682    2,721,529  1,375,023

ING CAPITAL GUARDIAN SMALL CAP

     AUV at Beginning of Period          $17.71       $18.26       $22.68      $15.30     $12.84       $11.82     $10.00   $10.00(2)
     AUV at End of Period                $13.00       $17.71       $18.26      $22.68     $15.30       $12.84     $11.82   $10.00
     Number of Accumulation Units
        Outstanding at End of Period  4,048,976    4,908,965    5,436,275   4,514,345  3,086,639    2,049,765  1,316,663       --

ING DEVELOPING WORLD

     AUV at Beginning of Period           $7.04        $7.55       $11.58       $7.27     $10.00(6)
     AUV at End of Period                 $6.19        $7.04        $7.55      $11.58      $7.27
     Number of Accumulation Units
        Outstanding at End of Period  1,372,717    1,610,890      991,863     926,115     82,414

ING EAGLE ASSET VALUE EQUITY

     AUV at Beginning of Period          $18.15       $19.29       $18.01      $18.20     $18.20       $14.53     $13.34   $12.40(1)
     AUV at End of Period                $14.82       $18.15       $19.29      $18.01     $18.20       $18.20     $14.53   $13.34
     Number of Accumulation Units
        Outstanding at End of Period  2,133,007    2,428,124    2,589,777   2,709,066  2,736,311    1,793,172  1,052,064  179,453

ING FMRSM DIVERSIFIED MID--CAP

     AUV at Beginning of Period           $9.08        $9.87       $10.00(9)
     AUV at End of Period                 $7.21        $9.08        $9.87
     Number of Accumulation Units
        Outstanding at End of Period    504,098      261,790      185,852

ING GET FUND -- SERIES T

     AUV at Beginning of Period          $10.00(13)
     AUV at End of Period                $10.07
     Number of Accumulation Units
        Outstanding at End of Period         --

ING GET FUND -- SERIES U

     AUV at Beginning of Period          $10.00(14)
     AUV at End of Period                $10.00
     Number of Accumulation Units
        Outstanding at End of Period         --

ING GOLDMAN SACHS INTERNET TOLLKEEPER

     AUV at Beginning of Period           $7.61       $10.00(10)
     AUV at End of Period                 $4.64        $7.61
     Number of Accumulation Units
        Outstanding at End of Period    109,776       36,477

ING HARD ASSETS

     AUV at Beginning of Period          $13.87       $16.03       $17.09      $14.07     $20.29       $19.42    $14.80    $14.57(1)
     AUV at End of Period                $13.76       $13.87       $16.03      $17.09     $14.07       $20.29    $19.42    $14.80
     Number of Accumulation Units
        Outstanding at End of Period    561,649      458,820      598,435     696,930    609,087      637,191   341,711    26,605

ING INTERNATIONAL EQUITY

     AUV at Beginning of Period           $8.65       $11.37       $15.59      $10.32      $9.95       $10.34    $10.00(5)
     AUV at End of Period                 $7.14        $8.65       $11.37      $15.59     $10.32        $9.95    $10.34
     Number of Accumulation Units
        Outstanding at End of Period  1,745,092    2,043,470    2,474,741   1,959,321    680,861       36,098

ING JANUS GROWTH AND INCOME

     AUV at Beginning of Period           $8.86        $9.94       $10.00(9)
     AUV at End of Period                 $7.03        $8.86        $9.94
     Number of Accumulation Units
        Outstanding at End of Period    719,851      470,484       88,531

ING JANUS SPECIAL EQUITY

     AUV at Beginning of Period           $8.31        $8.89       $10.00(9)
     AUV at End of Period                 $6.06        $8.31        $8.89
     Number of Accumulation Units
        Outstanding at End of Period    162,394      158,129       85,716

                                       A12

                                            2002       2001        2000        1999       1998       1997       1996       1995
                                            ----       ----        ----        ----       ----       ----       ----       ----
ING JENNISON EQUITY OPPORTUNITIES
     AUV at Beginning of Period           $21.28        $24.85      $29.77       $24.26     $21.87    $17.22     $14.55    $14.16(1)
     AUV at End of Period                 $14.82        $21.28      $24.85       $29.77     $24.26    $21.87     $17.22    $14.55
     Number of Accumulation Units
        Outstanding at End of Period   2,915,036     3,688,603   4,174,489    3,839,680  2,787,732 1,772,316  1,106,359   326,610

ING JP MORGAN FLEMING INTERNATIONAL
ENHANCED
     AUV at Beginning of Period           $10.00(12)
     AUV at End of Period                  $8.22
     Number of Accumulation Units
        Outstanding at End of Period      33,208

ING JP MORGAN FLEMING SMALLCAP

     AUV at Beginning of Period           $10.00(12)
     AUV at End of Period                  $7.84
     Number of Accumulation Units
        Outstanding at End of Period      31,084

ING LIMITED MATURITY BOND

     AUV at Beginning of Period           $18.69        $17.45      $16.45       $16.52     $15.70    $14.95     $14.56    $14.20(1)
     AUV at End of Period                 $19.73        $18.69      $17.45       $16.45     $16.52    $15.70     $14.95    $14.56
     Number of Accumulation Units
        Outstanding at End of Period   3,063,486     2,547,141   1,769,356    1,835,681  1,121,401   462,583    349,417   136,553

ING LIQUID ASSETS

     AUV at Beginning of Period           $15.54        $15.19      $14.55       $14.11     $13.65    $13.19     $12.76    $12.63(1)
     AUV at End of Period                 $15.51        $15.54      $15.19       $14.55     $14.11    $13.65     $13.19    $12.76
     Number of Accumulation Units
        Outstanding at End of Period   5,577,967     7,210,822   5,535,947    7,668,618  2,964,038 1,132,057    383,231    93,239

ING MARSICO GROWTH

     AUV at Beginning of Period           $15.01        $21.86      $28.46       $16.22     $12.99    $11.40     $10.00(4)
     AUV at End of Period                 $10.41        $15.01      $21.86       $28.46     $16.22    $12.99     $11.40
     Number of Accumulation Units
        Outstanding at End of Period   8,151,064    11,192,041  13,563,138   11,168,535  2,452,150   763,169

ING MERCURY FOCUS VALUE

     AUV at Beginning of Period           $10.00(12)
     AUV at End of Period                  $8.36
     Number of Accumulation Units
        Outstanding at End of Period      69,302

ING MERCURY FUNDAMENTAL GROWTH

     AUV at Beginning of Period           $10.00(12)
     AUV at End of Period                  $7.97
     Number of Accumulation Units
        Outstanding at End of Period      18,057

ING MFS MID CAP GROWTH

     AUV at Beginning of Period           $31.50        $41.89      $39.34       $22.31     $18.45    $15.66     $13.19    $12.93(3)
     AUV at End of Period                 $15.88        $31.50      $41.89       $39.34     $22.31    $18.45     $15.66    $13.19
     Number of Accumulation Units
        Outstanding at End of Period   3,781,798     4,965,396   5,926,553    3,717,261  1,527,665   518,640     56,163

ING MFS RESEARCH

     AUV at Beginning of Period           $20.21        $26.13      $27.80       $22.73     $18.77    $15.87     $13.07    $12.23(4)
     AUV at End of Period                 $14.95        $20.21      $26.13       $27.80     $22.73    $18.77     $15.87    $13.07
     Number of Accumulation Units
        Outstanding at End of Period   4,975,285     6,799,019   7,760,199    7,240,462  3,875,695   816,216

ING MFS TOTAL RETURN

     AUV at Beginning of Period           $20.33        $20.55      $17.91       $17.60     $16.02    $13.46     $12.03    $11.39(4)
     AUV at End of Period                 $18.99        $20.33      $20.55       $17.91     $17.60    $16.02     $13.46    $12.03
     Number of Accumulation Units
        Outstanding at End of Period   5,740,870     6,331,856   6,431,976    6,739,205  3,973,034   746,754

ING PIMCO CORE BOND

     AUV at Beginning of Period           $11.73        $11.63      $11.70       $13.00     $11.81    $11.91     $11.53    $11.18(6)
     AUV at End of Period                 $12.55        $11.73      $11.63       $11.70     $13.00    $11.81     $11.91    $11.53
     Number of Accumulation Units
        Outstanding at End of Period   2,142,595       813,599     490,810      382,608    119,924       310

                                A13

                                            2002       2001        2000        1999       1998       1997       1996       1995
                                            ----       ----        ----        ----       ----       ----       ----       ----
ING SALOMON BROTHERS ALL CAP
     AUV at Beginning of Period           $11.62        $11.58      $10.00(7)
     AUV at End of Period                  $8.51        $11.62      $11.58
     Number of Accumulation Units
        Outstanding at End of Period   1,646,987     2,043,716   1,155,496

ING SALOMON BROTHERS INVESTORS

     AUV at Beginning of Period           $10.60        $11.25      $10.00(7)
     AUV at End of Period                  $8.04        $10.60      $11.25
     Number of Accumulation Units
        Outstanding at End of Period     590,391       533,884     198,869

ING T. ROWE PRICE CAPITAL APPRECIATION

     AUV at Beginning of Period           $27.67        $25.57      $21.29       $20.23     $19.40    $17.08     $14.91    $14.47(1)
     AUV at End of Period                 $27.37        $27.67      $25.57       $21.29     $20.23    $19.40     $17.08    $14.91
     Number of Accumulation Units
        Outstanding at End of Period   4,093,955     3,679,280   3,165,782    3,304,307  2,780,652 1,766,390    952,517   184,364

ING T. ROWE PRICE EQUITY INCOME

     AUV at Beginning of Period           $23.43        $23.49      $21.12       $21.61     $20.28    $17.54     $16.38    $15.78(1)
     AUV at End of Period                 $20.03        $23.43      $23.49       $21.12     $21.61    $20.28     $17.54    $16.38
     Number of Accumulation Units
        Outstanding at End of Period   2,226,227     2,377,259   2,237,388    2,523,887  1,980,778 1,485,966  1,117,238   370,515

ING VAN KAMPEN EQUITY GROWTH

     AUV at Beginning of Period           $10.00(12)
     AUV at End of Period                  $7.81
     Number of Accumulation Units
        Outstanding at End of Period      36,457

ING VAN KAMPEN GLOBAL FRANCHISE

     AUV at Beginning of Period           $10.00(12)
     AUV at End of Period                  $8.84
     Number of Accumulation Units
        Outstanding at End of Period     135,600

ING VAN KAMPEN GROWTH & INCOME

     AUV at Beginning of Period           $21.38        $24.67      $25.59       $22.43     $19.96    $15.62     $13.15    $12.09(1)
     AUV at End of Period                 $17.94        $21.38      $24.67       $25.59     $22.43    $19.96     $15.62    $13.15
     Number of Accumulation Units
        Outstanding at End of Period   6,933,409     8,520,621   9,797,232   10,160,317  7,386,288 3,706,709  1,663,079   300,820

ING VAN KAMPEN REAL ESTATE

     AUV at Beginning of Period           $27.85        $26.16      $20.28       $21.42     $25.14    $20.79     $15.61    $14.76(1)
     AUV at End of Period                 $27.47        $27.85      $26.16       $20.28     $21.42    $25.14     $20.79    $15.61
     Number of Accumulation Units
        Outstanding at End of Period     784,789       715,123     738,551      742,364    914,501   897,320    384,928    61,143

ING VP BOND PORTFOLIO

     AUV at Beginning of Period           $10.00(12)
     AUV at End of Period                 $10.63
     Number of Accumulation Units
        Outstanding at End of Period     290,354

ING VP GROWTH OPPORTUNITIES

     AUV at Beginning of Period            $7.78        $10.00(10)
     AUV at End of Period                  $5.25         $7.78
     Number of Accumulation Units
        Outstanding at End of Period     134,512        19,161

ING VP MAGNACAP

     AUV at Beginning of Period            $9.34        $10.00(10)
     AUV at End of Period                  $7.08         $9.34
     Number of Accumulation Units
        Outstanding at End of Period      20,062         7,517

ING VP SMALLCAP OPPORTUNITIES

     AUV at Beginning of Period            $8.32        $10.00(10)
     AUV at End of Period                  $4.61         $8.32
     Number of Accumulation Units
        Outstanding at End of Period     139,362        61,322

ING VP WORLDWIDE GROWTH

     AUV at Beginning of Period            $7.01         $8.75         $10.00(8)
     AUV at End of Period                  $5.19         $7.01          $8.75
     Number of Accumulation Units
        Outstanding at End of Period     142,058       112,981         21,575

                                       A14

                                                      2002           2001          2000           1999          1998
                                                      ----           ----          ----           ----          ----
      INVESCO VIF HEALTH SCIENCES
     AUV at Beginning of Period                     $10.26        $10.00(11)
     AUV at End of Period                            $7.63        $10.26
     Number of Accumulation Units
        Outstanding at End of Period               166,543       110,902

INVESCO VIF LEISURE FUND

     AUV at Beginning of Period                     $10.00(12)
     AUV at End of Period                            $8.43
     Number of Accumulation Units
        Outstanding at End of Period                28,020

INVESCO VIF--FINANCIAL SERVICES

     AUV at Beginning of Period                      $9.36        $10.00(11)
     AUV at End of Period                            $7.84         $9.36
     Number of Accumulation Units
        Outstanding at End of Period               117,512        23,862

INVESCO VIF--UTILITIES

     AUV at Beginning of Period                      $8.10        $10.00(11)
     AUV at End of Period                            $6.36         $8.10
     Number of Accumulation Units
        Outstanding at End of Period                86,525        18,795

JENNISON PORTFOLIO

     AUV at Beginning of Period                      $6.28         $7.84         $10.00(11)
     AUV at End of Period                            $4.26         $6.28          $7.84
     Number of Accumulation Units
        Outstanding at End of Period               322,011       417,346         64,129

PIMCO HIGH YIELD PORTFOLIO

     AUV at Beginning of Period                     $10.04         $9.97         $10.21        $10.07         $10.00(6)
     AUV at End of Period                            $9.77        $10.04          $9.97        $10.21         $10.07
     Number of Accumulation Units
        Outstanding at End of Period             3,053,446     3,198,237      3,158,188     3,194,935      1,066,219

PIMCO STOCKSPLUS GROWTH & INCOME

     AUV at Beginning of Period                     $10.18        $11.67         $13.10        $11.10         $10.00(6)
     AUV at End of Period                            $7.99        $10.18         $11.67        $13.10         $11.10
     Number of Accumulation Units
        Outstanding at End of Period             3,392,261     4,054,658      4,659,705     4,371,570        942,738

PIONEER FUND VCT

     AUV at Beginning of Period                      $9.38        $10.00(11)
     AUV at End of Period                            $7.46         $9.38
     Number of Accumulation Units
        Outstanding at End of Period               144,235        14,633

PIONEER MID CAP VALUE

     AUV at Beginning of Period                     $10.71        $10.00(11)
     AUV at End of Period                            $9.35        $10.71
     Number of Accumulation Units
        Outstanding at End of Period               509,210        27,109

PROFUND VP BULL

     AUV at Beginning of Period                      $8.89        $10.00(10)
     AUV at End of Period                            $6.65         $8.89
     Number of Accumulation Units
        Outstanding at End of Period               194,395       256,467

PROFUND VP EUROPE 30

     AUV at Beginning of Period                      $8.26        $10.00(10)
     AUV at End of Period                            $6.04         $8.26
     Number of Accumulation Units
        Outstanding at End of Period               156,757         5,726

PROFUND VP SMALL CAP

     AUV at Beginning of Period                      $9.42        $10.00(10)
     AUV at End of Period                            $7.19         $9.42
     Number of Accumulation Units
        Outstanding at End of Period               269,440        67,787

                                       A15

                                                      2002           2001          2000           1999          1998
                                                      ----           ----          ----           ----          ----
SP JENNISON INTERNATIONAL GROWTH
      AUV at Beginning of Period                      $5.40         $8.56         $10.00(9)
      AUV at End of Period                            $4.10         $5.40          $8.56
      Number of Accumulation Units
         Outstanding at End of Period               120,334       101,972         64,843


FOOTNOTES

(1)  Fund First Available during October 1995
(2)  Fund First Available during January 1996
(3)  Fund First Available during September 1996
(4)  Fund First Available during February 1997
(5)  Fund First Available during October 1997
(6)  Fund First Available during May 1998
(7)  Fund First Available during February 2000
(8)  Fund First Available during May 2000
(9)  Fund First Available during October 2000
(10) Fund First Available during May 2001
(11) Fund First Available during November 2001
(12) Fund First Available during May 2002
(13) Fund First Available during September 2002
(14) Fund First Available during December 2002

                                                     2002          2001           2000
                                                     ----          ----           ----

SEPARATE ACCOUNT ANNUAL CHARGES OF 1.65 %

AIM VI DENT DEMOGRAPHIC TRENDS
       AUV at Beginning of Period                  $10.99         $10.00(5)
       AUV at End of Period                         $7.32         $10.99
       Number of Accumulation Units
          Outstanding at End of Period             95,005          9,170

FIDELITY VIP EQUITY--INCOME

       AUV at Beginning of Period                   $9.58         $10.00(7)
       AUV at End of Period                         $7.80          $9.58
       Number of Accumulation Units
          Outstanding at End of Period            177,883             --

FIDELITY VIP GROWTH

       AUV at Beginning of Period                   $9.26         $10.00(7)
       AUV at End of Period                         $6.35          $9.26
       Number of Accumulation Units
          Outstanding at End of Period            202,569             --

ING AIM MID CAP GROWTH

       AUV at Beginning of Period                  $14.46         $18.65        $21.51(1)
       AUV at End of Period                         $9.71         $14.46        $18.65
       Number of Accumulation Units
          Outstanding at End of Period            335,993        414,298       185,121

ING ALLIANCE MID CAP GROWTH

       AUV at Beginning of Period                  $14.42         $17.00        $19.97(1)
       AUV at End of Period                         $9.92         $14.42        $17.00
       Number of Accumulation Units
          Outstanding at End of Period            481,010        388,823       181,294

ING CAPITAL GUARDIAN LARGE CAP VALUE

       AUV at Beginning of Period                   $9.97         $10.52        $10.00(1)
       AUV at End of Period                         $7.47          $9.97        $10.52
       Number of Accumulation Units
          Outstanding at End of Period          2,660,134      1,400,044       181,541

ING CAPITAL GUARDIAN MANAGED GLOBAL

       AUV at Beginning of Period                  $17.11         $19.75        $21.96(1)
       AUV at End of Period                        $13.43         $17.11        $19.75
       Number of Accumulation Units
          Outstanding at End of Period          1,121,604        791,259       406,790

                                       A16

                                                      2002           2001          2000
ING CAPITAL GUARDIAN SMALL CAP
       AUV at Beginning of Period                  $17.60         $18.17        $23.49(1)
       AUV at End of Period                        $12.91         $17.60        $18.17
       Number of Accumulation Units
          Outstanding at End of Period            874,016        534,470       184,093

ING DEVELOPING WORLD

       AUV at Beginning of Period                   $7.01          $7.52        $11.62(1)
       AUV at End of Period                         $6.16          $7.01         $7.52
       Number of Accumulation Units
          Outstanding at End of Period            249,735        203,417        52,533

ING EAGLE ASSET VALUE EQUITY

       AUV at Beginning of Period                  $17.99         $19.14        $17.30(1)
       AUV at End of Period                        $14.68         $17.99        $19.14
       Number of Accumulation Units
          Outstanding at End of Period            318,881        183,496        41,973

ING FMRSM DIVERSIFIED MID--CAP

       AUV at Beginning of Period                   $9.06          $9.87        $10.00(3)
       AUV at End of Period                         $7.19          $9.06         $9.87
       Number of Accumulation Units
          Outstanding at End of Period            877,092        390,858         9,164

ING GET FUND -- SERIES T

       AUV at Beginning of Period                  $10.00(8)
       AUV at End of Period                        $10.07
       Number of Accumulation Units
          Outstanding at End of Period             19,504

ING GET FUND -- SERIES U

       AUV at Beginning of Period                  $10.00(9)
       AUV at End of Period                        $10.00
       Number of Accumulation Units
          Outstanding at End of Period                 --

ING GOLDMAN SACHS INTERNET TOLLKEEPER

       AUV at Beginning of Period                   $7.60         $10.00(4)
       AUV at End of Period                         $4.63          $7.60
       Number of Accumulation Units
          Outstanding at End of Period            240,377         35,022

ING HARD ASSETS

       AUV at Beginning of Period                  $13.67         $15.81        $15.76(1)
       AUV at End of Period                        $13.55         $13.67        $15.81
       Number of Accumulation Units
          Outstanding at End of Period            108,459         18,910         5,200

ING INTERNATIONAL EQUITY

       AUV at Beginning of Period                   $8.60         $11.32        $14.90(6)
       AUV at End of Period                         $7.09          $8.60        $11.32
       Number of Accumulation Units
          Outstanding at End of Period            244,424         66,133

ING JANUS GROWTH AND INCOME

       AUV at Beginning of Period                   $8.84          $9.94        $10.00(3)
       AUV at End of Period                         $7.01          $8.84         $9.94
       Number of Accumulation Units
          Outstanding at End of Period          1,160,152        480,294        19,469

ING JANUS SPECIAL EQUITY

       AUV at Beginning of Period                   $8.30          $8.88        $10.00(3)
       AUV at End of Period                         $6.04          $8.30         $8.88
       Number of Accumulation Units
          Outstanding at End of Period            246,924        151,551         9,174

                                       A17

                                                      2002           2001          2000
ING JENNISON EQUITY OPPORTUNITIES
       AUV at Beginning of Period                  $21.05         $24.59        $28.98(1)
       AUV at End of Period                        $14.64         $21.05        $24.59
       Number of Accumulation Units
          Outstanding at End of Period            479,670        337,955       124,676

ING JP MORGAN FLEMING INTERNATIONAL
ENHANCED EAFE
       AUV at Beginning of Period                  $10.00(7)
       AUV at End of Period                         $8.21
       Number of Accumulation Units
          Outstanding at End of Period             81,977

ING JP MORGAN FLEMING SMALLCAP

       AUV at Beginning of Period                  $10.00(7)
       AUV at End of Period                         $7.83
       Number of Accumulation Units
          Outstanding at End of Period            114,380

ING LIMITED MATURITY BOND

       AUV at Beginning of Period                  $18.39         $17.18        $16.19(1)
       AUV at End of Period                        $19.40         $18.39        $17.18
       Number of Accumulation Units
          Outstanding at End of Period            917,938        389,087        49,754

ING LIQUID ASSETS

       AUV at Beginning of Period                  $15.26         $14.94        $14.37(1)
       AUV at End of Period                        $15.23         $15.26        $14.94
       Number of Accumulation Units
          Outstanding at End of Period          1,599,933        953,602       302,892

ING MARSICO GROWTH

       AUV at Beginning of Period                  $14.92         $21.75        $28.89(1)
       AUV at End of Period                        $10.34         $14.92        $21.75
       Number of Accumulation Units
          Outstanding at End of Period          1,434,607      1,236,743       693,052

ING MERCURY FOCUS VALUE

       AUV at Beginning of Period                  $10.00(7)
       AUV at End of Period                         $8.36
       Number of Accumulation Units
          Outstanding at End of Period             36,244

ING MERCURY FUNDAMENTAL GROWTH

       AUV at Beginning of Period                  $10.00(7)
       AUV at End of Period                         $7.96
       Number of Accumulation Units
          Outstanding at End of Period             60,487

ING MFS MID CAP GROWTH

       AUV at Beginning of Period                  $31.27         $41.63        $38.15(1)
       AUV at End of Period                        $15.74         $31.27        $41.63
       Number of Accumulation Units
          Outstanding at End of Period            844,739        569,707       186,073

ING MFS RESEARCH

       AUV at Beginning of Period                  $20.06         $25.97        $26.65(1)
       AUV at End of Period                        $14.82         $20.06        $25.97
       Number of Accumulation Units
          Outstanding at End of Period            921,349        792,240       378,215

ING MFS TOTAL RETURN

       AUV at Beginning of Period                  $20.18         $20.42        $17.27(1)
       AUV at End of Period                        $18.83         $20.18        $20.42
       Number of Accumulation Units
          Outstanding at End of Period          1,672,477        915,770       205,502

                                       A18

                                                      2002           2001          2000
                                                      ----           ----          ----
ING PIMCO CORE BOND
       AUV at Beginning of Period                  $11.64         $11.55        $11.32(1)
       AUV at End of Period                        $12.44         $11.64        $11.55
       Number of Accumulation Units
          Outstanding at End of Period          1,936,134        244,538        14,652

ING SALOMON BROTHERS ALL CAP

       AUV at Beginning of Period                  $11.59         $11.57        $10.00(1)
       AUV at End of Period                         $8.49         $11.59        $11.57
       Number of Accumulation Units
          Outstanding at End of Period          1,505,989        807,563        70,600

ING SALOMON BROTHERS INVESTORS

       AUV at Beginning of Period                  $10.58         $11.24        $10.00(1)
       AUV at End of Period                         $8.01         $10.58        $11.24
       Number of Accumulation Units
          Outstanding at End of Period          1,030,211        401,684        21,065

ING T. ROWE PRICE CAPITAL APPRECIATION

       AUV at Beginning of Period                  $27.27         $25.23        $20.42(1)
       AUV at End of Period                        $26.95         $27.27        $25.23
       Number of Accumulation Units
          Outstanding at End of Period          1,232,631        477,872        61,545

ING T. ROWE PRICE EQUITY INCOME

       AUV at Beginning of Period                  $23.10         $23.17        $19.74(1)
       AUV at End of Period                        $19.72         $23.10        $23.17
       Number of Accumulation Units
          Outstanding at End of Period            814,591        410,546        79,161

ING VAN KAMPEN EQUITY GROWTH

       AUV at Beginning of Period                  $10.00(7)
       AUV at End of Period                         $7.81
       Number of Accumulation Units
          Outstanding at End of Period             28,455

ING VAN KAMPEN GLOBAL FRANCHISE

       AUV at Beginning of Period                  $10.00(7)
       AUV at End of Period                         $8.83
       Number of Accumulation Units
          Outstanding at End of Period            136,897

ING VAN KAMPEN GROWTH & INCOME

       AUV at Beginning of Period                  $21.17         $24.45        $25.20(1)
       AUV at End of Period                        $17.75         $21.17        $24.45
       Number of Accumulation Units
          Outstanding at End of Period            835,108        752,796       428,500

ING VAN KAMPEN REAL ESTATE

       AUV at Beginning of Period                  $27.45         $25.81        $20.18(1)
       AUV at End of Period                        $27.05         $27.45        $25.81
       Number of Accumulation Units
          Outstanding at End of Period            242,782         77,777        12,612

ING VP BOND PORTFOLIO

       AUV at Beginning of Period                  $10.00(7)
       AUV at End of Period                        $10.63
       Number of Accumulation Units
          Outstanding at End of Period             88,275

ING VP GROWTH OPPORTUNITIES

       AUV at Beginning of Period                   $7.78         $10.00(4)
       AUV at End of Period                         $5.24          $7.78
       Number of Accumulation Units
          Outstanding at End of Period            157,971         50,783

ING VP MAGNACAP

       AUV at Beginning of Period                   $9.34         $10.00(4)
       AUV at End of Period                         $7.07          $9.34
       Number of Accumulation Units
          Outstanding at End of Period            153,013         28,170

                                       A19

                                                      2002           2001          2000
                                                      ----           ----          ----
ING VP SMALLCAP OPPORTUNITIES
       AUV at Beginning of Period                   $8.32         $10.00(4)
       AUV at End of Period                         $4.60          $8.32
       Number of Accumulation Units
          Outstanding at End of Period            563,709        111,946

ING VP WORLDWIDE GROWTH

       AUV at Beginning of Period                   $6.99          $8.74        $10.00(2)
       AUV at End of Period                         $5.17          $6.99         $8.74
       Number of Accumulation Units
          Outstanding at End of Period            322,466        158,546        39,547

INVESCO VIF HEALTH SCIENCES

       AUV at Beginning of Period                  $10.26         $10.00(5)
       AUV at End of Period                         $7.62         $10.26
       Number of Accumulation Units
          Outstanding at End of Period            183,978          7,400

INVESCO VIF LEISURE FUND

       AUV at Beginning of Period                  $10.00(7)
       AUV at End of Period                         $8.43
       Number of Accumulation Units
          Outstanding at End of Period             65,382

INVESCO VIF FINANCIAL SERVICES

       AUV at Beginning of Period                   $9.35         $10.00(5)
       AUV at End of Period                         $7.83          $9.35
       Number of Accumulation Units
          Outstanding at End of Period            200,146          5,433

INVESCO VIF UTILITIES

       AUV at Beginning of Period                   $8.10         $10.00(5)
       AUV at End of Period                         $6.35          $8.10
       Number of Accumulation Units
          Outstanding at End of Period             51,660          1,002

JENNISON PORTFOLIO

       AUV at Beginning of Period                   $6.27          $7.83        $10.00(2)
       AUV at End of Period                         $4.24          $6.27         $7.83
       Number of Accumulation Units
          Outstanding at End of Period            522,740        201,082        15,840

PIMCO HIGH YIELD PORTFOLIO

       AUV at Beginning of Period                  $10.01          $9.94        $10.12(1)
       AUV at End of Period                         $9.73         $10.01         $9.94
       Number of Accumulation Units
          Outstanding at End of Period          1,388,957        581,041       111,021

PIMCO STOCKSPLUS GROWTH & INCOME

       AUV at Beginning of Period                  $10.14         $11.64        $12.48(1)
       AUV at End of Period                         $7.95         $10.14        $11.64
       Number of Accumulation Units
          Outstanding at End of Period            745,490        468,628       187,618

PIONEER FUND VCT

       AUV at Beginning of Period                   $9.37         $10.00(5)
       AUV at End of Period                         $7.44          $9.37
       Number of Accumulation Units
          Outstanding at End of Period            184,119          9,738

PIONEER MID CAP VALUE

       AUV at Beginning of Period                  $10.71         $10.00(5)
       AUV at End of Period                         $9.34         $10.71
       Number of Accumulation Units
          Outstanding at End of Period            338,220          6,577

                                       A20

                                                      2002           2001          2000
                                                      ----           ----          ----
PROFUND VP BULL
       AUV at Beginning of Period                   $8.88         $10.00(4)
       AUV at End of Period                         $6.64          $8.88
       Number of Accumulation Units
          Outstanding at End of Period            127,500         92,175

PROFUND VP EUROPE 30

       AUV at Beginning of Period                   $8.25         $10.00(4)
       AUV at End of Period                         $6.03          $8.25
       Number of Accumulation Units
          Outstanding at End of Period             64,316         14,668

PROFUND VP SMALL CAP

       AUV at Beginning of Period                   $9.41         $10.00(4)
       AUV at End of Period                         $7.18          $9.41
       Number of Accumulation Units
          Outstanding at End of Period            236,886         18,943

SP JENNISON INTERNATIONAL GROWTH

       AUV at Beginning of Period                   $5.39          $8.56        $10.00(3)
       AUV at End of Period                         $4.09          $5.39         $8.56
       Number of Accumulation Units
          Outstanding at End of Period            243,445        109,344         3,557

FOOTNOTES

(1)    Fund First Available during February 2000
(2)    Fund First Available during May 2000
(3)    Fund First Available during October 2000
(4)    Fund First Available during May 2001
(5)    Fund First Available during November 2001
(6)    Fund First Available during December 2001
(7)    Fund First Available during May 2002
(8)    Fund First Available during September 2002
(9)    Fund First Available during December 2002


                                                       2002          2001           2000          1999
                                                       ----          ----           ----          ----
SEPARATE ACCOUNT ANNUAL CHARGES OF 1.70%

AIM VI DENT DEMOGRAPHIC TRENDS
       AUV at Beginning of Period                   $10.99        $10.00(8)
       AUV at End of Period                          $7.32        $10.99
       Number of Accumulation Units
          Outstanding at End of Period              94,534        51,753

FIDELITY VIP EQUITY--INCOME

       AUV at Beginning of Period                    $9.58(9)
       AUV at End of Period                          $7.80
       Number of Accumulation Units
          Outstanding at End of Period             338,456

FIDELITY VIP GROWTH

       AUV at Beginning of Period                    $9.26(9)
       AUV at End of Period                          $6.34
       Number of Accumulation Units
          Outstanding at End of Period             256,321

GALAXY VIP ASSET ALLOCATION

       AUV at Beginning of Period                    $9.77        $10.74         $10.70
       AUV at End of Period                          $8.07         $9.77         $10.74         $10.70
       Number of Accumulation Units
          Outstanding at End of Period               3,094        17,516         18,669          7,153

                                       A21

                                                       2002          2001           2000          1999          1998        1997
                                                       ----          ----           ----          ----          ----        ----
GALAXY VIP EQUITY FUND
       AUV at Beginning of Period                    $9.14        $11.37         $11.78
       AUV at End of Period                          $6.50         $9.14         $11.37         $11.78
       Number of Accumulation Units
          Outstanding at End of Period               2,843         5,671          6,673          4,420

GALAXY VIP GROWTH & INCOME

       AUV at Beginning of Period                   $10.33        $10.94         $10.54
       AUV at End of Period                          $7.49        $10.33         $10.94         $10.54
       Number of Accumulation Units
          Outstanding at End of Period               2,056         3,508          3,904            493

GALAXY VIP QUALITY PLUS BON

       AUV at Beginning of Period                   $11.62        $11.01          $9.92
       AUV at End of Period                         $12.61        $11.62         $11.01          $9.92
       Number of Accumulation Units
          Outstanding at End of Period                 262            --             --             --

GALAXY VIP SMALL CO. GROWTH

       AUV at Beginning of Period                   $13.05        $13.30         $14.86
       AUV at End of Period                          $8.60        $13.05         $13.30         $14.86
       Number of Accumulation Units
          Outstanding at End of Period                  --            --             --             --

ING AIM MID CAP GROWTH

       AUV at Beginning of Period                   $14.41        $18.60         $21.61         $14.07         $14.20     $14.04(1)
       AUV at End of Period                          $9.68        $14.41         $18.60         $21.61         $14.07     $14.20
       Number of Accumulation Units
          Outstanding at End of Period           2,578,304     3,613,809      4,283,690      3,050,566        827,478     49,579

ING ALLIANCE MID CAP GROWTH

       AUV at Beginning of Period                   $14.38        $16.96         $20.82         $16.87         $15.32     $15.92(1)
       AUV at End of Period                          $9.89        $14.38         $16.96         $20.82         $16.87     $15.32
       Number of Accumulation Units
          Outstanding at End of Period           6,139,531     7,379,706      8,274,067      7,450,250      2,741,016    253,937

ING CAPITAL GUARDIAN LARGE CAP VALUE

       AUV at Beginning of Period                    $9.96        $10.52         $10.00(4)
       AUV at End of Period                          $7.46         $9.96         $10.52
       Number of Accumulation Units
          Outstanding at End of Period           4,117,976     3,260,905        961,611

ING CAPITAL GUARDIAN MANAGED GLOBAL

       AUV at Beginning of Period                   $17.03        $19.67         $23.42         $14.59         $11.47     $12.34(1)
       AUV at End of Period                         $13.36        $17.03         $19.67         $23.42         $14.59     $11.47
       Number of Accumulation Units
          Outstanding at End of Period           1,143,492       922,271        565,653        139,357         67,979      3,479

ING CAPITAL GUARDIAN SMALL CAP

       AUV at Beginning of Period                   $17.55        $18.12         $22.55         $15.23         $12.81     $13.78(1)
       AUV at End of Period                         $12.86        $17.55         $18.12         $22.55         $15.23     $12.81
       Number of Accumulation Units
          Outstanding at End of Period           4,163,678     4,881,594      4,812,017      3,698,983      1,326,706    106,014

ING DEVELOPING WORLD

       AUV at Beginning of Period                    $7.00         $7.51         $11.54          $7.26         $10.00(2)
       AUV at End of Period                          $6.14         $7.00          $7.51         $11.54          $7.26
       Number of Accumulation Units
          Outstanding at End of Period           1,283,289     1,380,292      1,788,602      1,344,877        111,872

ING EAGLE ASSET VALUE EQUITY

       AUV at Beginning of Period                   $17.92        $19.08         $17.84         $18.06         $18.09     $18.67(1)
       AUV at End of Period                         $14.61        $17.92         $19.08         $17.84         $18.06     $18.09
       Number of Accumulation Units
          Outstanding at End of Period           2,165,514     2,414,646      2,230,349      1,956,244      1,201,314    118,902

ING FMR/SM/ DIVERSIFIED MID--CAP

       AUV at Beginning of Period                    $9.06         $9.87         $10.00(6)
       AUV at End of Period                          $7.18         $9.06          $9.87
       Number of Accumulation Units
          Outstanding at End of Period           1,210,500       722,319        285,263

                                       A22

                                                       2002          2001           2000          1999          1998        1997
                                                       ----          ----           ----          ----          ----        ----
ING GET FUND -- SERIES T

       AUV at Beginning of Period                   $10.00
       AUV at End of Period                         $10.07
       Number of Accumulation Units
          Outstanding at End of Period                  --

ING GET FUND -- SERIES U

       AUV at Beginning of Period                   $10.00
       AUV at End of Period                         $10.00
       Number of Accumulation Units
          Outstanding at End of Period                  --

ING GOLDMAN SACHS INTERNET TOLLKEEPER

       AUV at Beginning of Period                    $7.60        $10.00(7)
       AUV at End of Period                          $4.63         $7.60
       Number of Accumulation Units
          Outstanding at End of Period             151,985        87,897

ING HARD ASSETS

       AUV at Beginning of Period                   $13.58        $15.72         $16.78         $13.84         $19.99     $23.34(1)
       AUV at End of Period                         $13.45        $13.58         $15.72         $16.78         $13.84     $19.99
       Number of Accumulation Units
          Outstanding at End of Period             968,858       474,626        861,668        565,254        210,821     13,179

ING INTERNATIONAL EQUITY

       AUV at Beginning of Period                    $8.57        $11.29         $15.50         $10.27          $9.92     $11.60(1)
       AUV at End of Period                          $7.07         $8.57         $11.29         $15.50         $10.27      $9.92
       Number of Accumulation Units
          Outstanding at End of Period           4,107,916     4,631,066      5,326,265      4,663,701      1,736,713     72,955

ING JANUS GROWTH AND INCOME

       AUV at Beginning of Period                    $8.84         $9.94         $10.00(6)
       AUV at End of Period                          $7.00         $8.84          $9.94
       Number of Accumulation Units
          Outstanding at End of Period           1,909,356     1,431,165        283,250

ING JANUS SPECIAL EQUITY

       AUV at Beginning of Period                    $8.29         $8.88         $10.00(6)
       AUV at End of Period                          $6.04         $8.29          $8.88
       Number of Accumulation Units
          Outstanding at End of Period             327,689       389,304        131,190

ING JENNISON EQUITY OPPORTUNITIES

       AUV at Beginning of Period                   $20.94        $24.48         $29.38         $23.98         $21.65     $21.57(1)
       AUV at End of Period                         $14.56        $20.94         $24.48         $29.38         $23.98     $21.65
       Number of Accumulation Units
          Outstanding at End of Period           3,453,225     4,160,509      4,496,266      3,574,165      1,023,965     69,625

ING JP MORGAN FLEMING INTNL ENHANCED

       AUV at Beginning of Period                   $10.00(9)
       AUV at End of Period                          $8.21
       Number of Accumulation Units
          Outstanding at End of Period              52,606

ING JP MORGAN FLEMING SMALLCAP

       AUV at Beginning of Period                   $10.00(9)
       AUV at End of Period                          $7.83
       Number of Accumulation Units
          Outstanding at End of Period             166,809

ING LIMITED MATURITY BOND

       AUV at Beginning of Period                   $18.30        $17.11         $16.15         $16.25         $15.47     $15.29(1)
       AUV at End of Period                         $19.29        $18.30         $17.11         $16.15         $16.25     $15.47
       Number of Accumulation Units
          Outstanding at End of Period           4,436,723     3,653,891      2,442,971      2,267,799        937,378     19,171


                                       A23

                                                       2002          2001           2000          1999          1998        1997
                                                       ----          ----           ----          ----          ----        ----
ING LIQUID ASSETS
       AUV at Beginning of Period                   $15.21        $14.90         $14.29         $13.88         $13.44     $13.33(1)
       AUV at End of Period                         $15.17        $15.21         $14.90         $14.29         $13.88     $13.44
       Number of Accumulation Units
          Outstanding at End of Period           8,964,022    10,759,451      7,933,970     11,002,422      3,069,965    370,411

ING MARSICO GROWTH

       AUV at Beginning of Period                   $14.88        $21.70         $28.29         $16.16         $12.96     $15.10(1)
       AUV at End of Period                         $10.30        $14.88         $21.70         $28.29         $16.16     $12.96
       Number of Accumulation Units
          Outstanding at End of Period          11,094,010    15,394,399     18,166,964     15,200,893      2,354,359    238,200

ING MERCURY FOCUS VALUE

       AUV at Beginning of Period                   $10.00(9)
       AUV at End of Period                          $8.35
       Number of Accumulation Units
          Outstanding at End of Period              94,260

ING MERCURY FUNDAMENTAL GROWTH

       AUV at Beginning of Period                   $10.00(9)
       AUV at End of Period                          $7.96
       Number of Accumulation Units
          Outstanding at End of Period              44,257

ING MFS MID CAP GROWTH

       AUV at Beginning of Period                   $31.15        $41.50         $39.02         $22.17         $18.36     $18.79(1)
       AUV at End of Period                         $15.68        $31.15         $41.50         $39.02         $22.17     $18.36
       Number of Accumulation Units
          Outstanding at End of Period           4,651,811     5,852,720      6,423,422      4,433,020      1,235,725     48,347

ING MFS RESEARCH

       AUV at Beginning of Period                   $19.98        $25.89         $27.58         $22.59         $18.67     $19.15(1)
       AUV at End of Period                         $14.76        $19.98         $25.89         $27.58         $22.59     $18.67
       Number of Accumulation Units
          Outstanding at End of Period           6,171,512     7,706,339      8,763,560      8,143,208      3,674,201    162,677

ING MFS TOTAL RETURN

        AUV at Beginning of Period                  $20.10        $20.35         $17.77         $17.49         $15.94     $15.68(1)
        AUV at End of Period                        $18.75        $20.10         $20.35         $17.77         $17.49     $15.94
        Number of Accumulation Units
          Outstanding at End of Period           8,722,390     9,559,263      9,095,577      9,101,946      3,874,736    152,264

ING PIMCO CORE BOND

        AUV at Beginning of Period                  $11.60        $11.52         $11.60         $12.92         $11.75     $11.87(1)
        AUV at End of Period                        $12.39        $11.60         $11.52         $11.60         $12.92     $11.75
        Number of Accumulation Units
          Outstanding at End of Period           4,423,425     1,576,247        774,738        619,047        194,008      6,455

ING SALOMON BROTHERS ALL CAP

       AUV at Beginning of Period                   $11.58        $11.56         $10.00(4)
       AUV at End of Period                          $8.47        $11.58         $11.56
       Number of Accumulation Units
          Outstanding at End of Period           3,652,428     3,995,359      1,620,720

ING SALOMON BROTHERS INVESTORS

       AUV at Beginning of Period                   $10.57        $11.23         $10.00(4)
       AUV at End of Period                          $8.00        $10.57         $11.23
       Number of Accumulation Units
          Outstanding at End of Period           1,371,277     1,410,056        234,838

ING T. ROWE PRICE CAPITAL APPRECIATION

       AUV at Beginning of Period                   $27.09        $25.07         $20.91         $19.90      $19.11     $18.96(1)
       AUV at End of Period                         $26.76        $27.09         $25.07         $20.91      $19.90     $19.11
       Number of Accumulation Units
          Outstanding at End of Period           5,386,259     4,693,130      3,237,449      3,118,319   1,727,706    108,930

ING T. ROWE PRICE EQUITY INCOME

       AUV at Beginning of Period                   $22.94        $23.03         $20.74         $21.26      $19.97     $19.99(1)
       AUV at End of Period                         $19.58        $22.94         $23.03         $20.74      $21.26     $19.97
       Number of Accumulation Units
          Outstanding at End of Period           3,360,157     3,203,914      2,552,793      2,294,951     744,367     35,954


                                       A24

                                                       2002          2001           2000          1999          1998        1997
                                                       ----          ----           ----          ----          ----        ----
ING VAN KAMPEN EQUITY GROWTH
       AUV at Beginning of Period                   $10.00(9)
       AUV at End of Period                          $7.81
       Number of Accumulation Units
          Outstanding at End of Period              62,876

ING VAN KAMPEN GLOBAL FRANCHISE

       AUV at Beginning of Period                   $10.00(9)
       AUV at End of Period                          $8.83
       Number of Accumulation Units
          Outstanding at End of Period             222,557

ING VAN KAMPEN GROWTH & INCOME

       AUV at Beginning of Period                   $21.08        $24.36         $25.31      $22.22      $19.81     $19.05(1)
       AUV at End of Period                         $17.67        $21.08         $24.36      $25.31      $22.22     $19.81
       Number of Accumulation Units
          Outstanding at End of Period           7,350,028     8,865,678      9,922,551   9,473,482   4,305,084    179,402

ING VAN KAMPEN REAL ESTATE

       AUV at Beginning of Period                   $27.27        $25.65         $19.92      $21.07      $24.76     $24.56(1)
       AUV at End of Period                         $26.86        $27.27         $25.65      $19.92      $21.07     $24.76
       Number of Accumulation Units
          Outstanding at End of Period             977,817       801,893        826,871     554,454     426,516     45,472

ING VP BOND PORTFOLIO S

       AUV at Beginning of Period                   $10.00(9)
       AUV at End of Period                         $10.62
       Number of Accumulation Units
          Outstanding at End of Period             707,083

ING VP GROWTH OPP. S

       AUV at Beginning of Period                    $7.78        $10.00(7)
       AUV at End of Period                          $5.23         $7.78
       Number of Accumulation Units
          Outstanding at End of Period             151,543        51,380

ING VP MAGNACAP S

       AUV at Beginning of Period                    $9.33        $10.00(7)
       AUV at End of Period                          $7.07         $9.33
       Number of Accumulation Units
          Outstanding at End of Period             125,575        76,114

ING VP SMALLCAP OPPORTUNITIES S

       AUV at Beginning of Period                    $8.31        $10.00(7)
       AUV at End of Period                          $4.60         $8.31
       Number of Accumulation Units
          Outstanding at End of Period             483,573       188,338

ING VP WORLDWIDE GROWTH

       AUV at Beginning of Period                    $6.99         $8.74         $10.00(5)
       AUV at End of Period                          $5.16         $6.99          $8.74
       Number of Accumulation Units
          Outstanding at End of Period             361,647       247,751         28,853

INVESCO VIF HEALTH SCIENCES

       AUV at Beginning of Period                   $10.26        $10.00(8)
       AUV at End of Period                          $7.62        $10.26
       Number of Accumulation Units
          Outstanding at End of Period             493,958       367,187

INVESCO VIF LEISURE FUND

       AUV at Beginning of Period                   $10.00(9)
       AUV at End of Period                          $8.42
       Number of Accumulation Units
          Outstanding at End of Period              30,007

                                       A25

                                                       2002          2001           2000          1999          1998
                                                       ----          ----           ----          ----          ----
INVESCO VIF--FINANCIAL SERVICES
       AUV at Beginning of Period                    $9.35        $10.00(8)
       AUV at End of Period                          $7.82         $9.35
       Number of Accumulation Units
          Outstanding at End of Period             182,155        45,911

INVESCO VIF--UTILITIES

       AUV at Beginning of Period                    $8.10        $10.00(8)
       AUV at End of Period                          $6.34         $8.10
       Number of Accumulation Units
          Outstanding at End of Period             103,374         6,689

JENNISON PORTFOLIO

       AUV at Beginning of Period                    $6.26         $7.83         $10.00(5)
       AUV at End of Period                          $4.24         $6.26          $7.83
       Number of Accumulation Units
          Outstanding at End of Period             840,344     1,001,520         75,572

PIMCO HIGH YIELD PORTFOLIO

       AUV at Beginning of Period                    $9.99         $9.93         $10.19         $10.06         $10.00(3)
       AUV at End of Period                          $9.70         $9.99          $9.93         $10.19         $10.06
       Number of Accumulation Units
          Outstanding at End of Period           5,428,136     5,191,930      4,861,886      5,486,600      1,558,466

PIMCO STOCKSPLUS GROWTH & INCOME

       AUV at Beginning of Period                   $10.12        $11.62         $13.06         $11.09         $10.00(3)
       AUV at End of Period                          $7.94        $10.12         $11.62         $13.06         $11.09
       Number of Accumulation Units
          Outstanding at End of Period           5,327,508     6,170,622      6,920,736      7,321,127      1,911,521

PIONEER FUND VCT II

       AUV at Beginning of Period                    $9.37        $10.00(8)
       AUV at End of Period                          $7.44         $9.37
       Number of Accumulation Units
          Outstanding at End of Period             297,005        27,155

PIONEER MID CAP VALUE II

       AUV at Beginning of Period                   $10.71        $10.00(8)
       AUV at End of Period                          $9.33        $10.71
       Number of Accumulation Units
          Outstanding at End of Period             796,390        55,679

PROFUND VP BULL

       AUV at Beginning of Period                    $8.88        $10.00(7)
       AUV at End of Period                          $6.63         $8.88
       Number of Accumulation Units
          Outstanding at End of Period             342,070       353,534

PROFUND VP EUROPE 30

       AUV at Beginning of Period                    $8.25        $10.00(7)
       AUV at End of Period                          $6.02         $8.25
       Number of Accumulation Units
          Outstanding at End of Period             181,953        13,357

PROFUND VP SMALL CAP

       AUV at Beginning of Period                    $9.41        $10.00(7)
       AUV at End of Period                          $7.17         $9.41
       Number of Accumulation Units
          Outstanding at End of Period           499,606.0     128,298.0

SP JENNISON INT. GROWTH

       AUV at Beginning of Period                    $5.39         $8.56         $10.00(6)
       AUV at End of Period                          $4.09         $5.39          $8.56
       Number of Accumulation Units
          Outstanding at End of Period             393,654       214,255         15,695


FOOTNOTES
(1)  Fund First Available during October 1997
(2)  Fund First Available during February 1998
(3)  Fund First Available during May 1998
(4)  Fund First Available during February 2000
(5)  Fund First Available during May 2000

                                       A26

(6)  Fund First Available during October 2000
(7)  Fund First Available during May 2001
(8)  Fund First Available during November 2001
(9)  Fund First Available during May 2002
(10) Fund First Available during September 2002
(11) Fund First Available during December 2002

                                                         2002          2001           2000
                                                         ----          ----           ----

SEPARATE ACCOUNT ANNUAL CHARGES OF 1.75 %

AIM VI DENT DEMOGRAPHIC TRENDS
       AUV at Beginning of Period                  $10.99         $10.00(5)
       AUV at End of Period                         $7.31         $10.99
       Number of Accumulation Units
          Outstanding at End of Period             76,299          4,183

FIDELITY VIP EQUITY--INCOME

       AUV at Beginning of Period                   $9.57         $10.00(7)
       AUV at End of Period                         $7.79          $9.57
       Number of Accumulation Units
          Outstanding at End of Period            139,297

FIDELITY VIP GROWTH

       AUV at Beginning of Period                   $9.26         $10.00(7)
       AUV at End of Period                         $6.34          $9.26
       Number of Accumulation Units
          Outstanding at End of Period            138,235

ING AIM MID CAP GROWTH

       AUV at Beginning of Period                  $14.37         $18.55        $21.42(1)
       AUV at End of Period                         $9.64         $14.37        $18.55
       Number of Accumulation Units
          Outstanding at End of Period            398,841        327,852       149,363

ING ALLIANCE MID CAP GROWTH

       AUV at Beginning of Period                  $14.34         $16.92        $19.90(1)
       AUV at End of Period                         $9.86         $14.34        $16.92
       Number of Accumulation Units
          Outstanding at End of Period            616,586        395,575       116,196

ING CAPITAL GUARDIAN LARGE CAP VALUE

       AUV at Beginning of Period                   $9.95         $10.51        $10.00(1)
       AUV at End of Period                         $7.45          $9.95        $10.51
       Number of Accumulation Units
          Outstanding at End of Period          2,719,021      1,513,414       177,361

ING CAPITAL GUARDIAN MANAGED GLOBAL

       AUV at Beginning of Period                  $16.95         $19.59        $21.80(1)
       AUV at End of Period                        $13.29         $16.95        $19.59
       Number of Accumulation Units
          Outstanding at End of Period            592,153        361,440       138,197

ING CAPITAL GUARDIAN SMALL CAP

       AUV at Beginning of Period                  $17.49         $18.07        $23.40(1)
       AUV at End of Period                        $12.82         $17.49        $18.07
       Number of Accumulation Units
          Outstanding at End of Period            857,077        525,394       140,651

ING DEVELOPING WORLD

       AUV at Beginning of Period                   $6.98          $7.50        $11.60(1)
       AUV at End of Period                         $6.13          $6.98         $7.50
       Number of Accumulation Units
          Outstanding at End of Period            256,921        138,408        35,033

                                       A27

                                                      2002          2001           2000
                                                      ----          ----           ----
ING EAGLE ASSET VALUE EQUITY

       AUV at Beginning of Period                  $17.87         $19.03        $17.21(1)
       AUV at End of Period                        $14.56         $17.87        $19.03
       Number of Accumulation Units
          Outstanding at End of Period            307,027        174,298        10,293

ING FMRSM DIVERSIFIED MID--CAP

       AUV at Beginning of Period                   $9.05          $9.87        $10.00(3)
       AUV at End of Period                         $7.17          $9.05         $9.87
       Number of Accumulation Units
          Outstanding at End of Period            839,244        335,910        10,627

ING GET FUND -- SERIES T

       AUV at Beginning of Period                  $10.00(8)
       AUV at End of Period                        $10.06
       Number of Accumulation Units
          Outstanding at End of Period            171,909

ING GET FUND -- SERIES U

       AUV at Beginning of Period                  $10.00(9)
       AUV at End of Period                        $10.00
       Number of Accumulation Units
          Outstanding at End of Period                 --

ING GOLDMAN SACHS INTERNET TOLLKEEPER

       AUV at Beginning of Period                   $7.60         $10.00(4)
       AUV at End of Period                         $4.62          $7.60
       Number of Accumulation Units
          Outstanding at End of Period            181,315         69,117

ING HARD ASSETS

       AUV at Beginning of Period                  $13.49         $15.62        $15.59(1)
       AUV at End of Period                        $13.36         $13.49        $15.62
       Number of Accumulation Units
          Outstanding at End of Period            120,308         30,794        18,820

ING INTERNATIONAL EQUITY

       AUV at Beginning of Period                   $8.55         $11.26        $14.84(6)
       AUV at End of Period                         $7.04          $8.55        $11.26
       Number of Accumulation Units
          Outstanding at End of Period            261,177        100,590

ING JANUS GROWTH AND INCOME

       AUV at Beginning of Period                   $8.83          $9.94        $10.00(3)
       AUV at End of Period                         $6.99          $8.83         $9.94
       Number of Accumulation Units
          Outstanding at End of Period          1,307,256        638,396        21,427

ING JANUS SPECIAL EQUITY

       AUV at Beginning of Period                   $8.29          $8.88        $10.00(3)
       AUV at End of Period                         $6.03          $8.29         $8.88
       Number of Accumulation Units
          Outstanding at End of Period            292,322        197,279         5,866

ING JENNISON EQUITY OPPORTUNITIES

       AUV at Beginning of Period                  $20.84         $24.38        $28.75(1)
       AUV at End of Period                        $14.48         $20.84        $24.38
       Number of Accumulation Units
          Outstanding at End of Period            577,201        446,323       109,154

ING JP MORGAN FLEMING INTERNATIONAL ENHANCED EAFE
       AUV at Beginning of Period                  $10.00(7)
       AUV at End of Period                         $8.21
       Number of Accumulation Units
          Outstanding at End of Period              9,890

                                       A28

                                                      2002          2001           2000
                                                      ----          ----           ----
ING JP MORGAN FLEMING SMALLCAP
       AUV at Beginning of Period                  $10.00(7)
       AUV at End of Period                         $7.83
       Number of Accumulation Units
          Outstanding at End of Period             72,176

ING LIMITED MATURITY BOND

       AUV at Beginning of Period                  $18.15         $16.97        $16.01(1)
       AUV at End of Period                        $19.12         $18.15        $16.97
       Number of Accumulation Units
          Outstanding at End of Period          1,001,053        342,317        73,720

ING LIQUID ASSETS

       AUV at Beginning of Period                  $15.06         $14.76        $14.21(1)
       AUV at End of Period                        $15.01         $15.06        $14.76
       Number of Accumulation Units
          Outstanding at End of Period          1,590,576      1,500,979       293,515

ING MARSICO GROWTH

       AUV at Beginning of Period                  $14.84         $21.65        $28.78(1)
       AUV at End of Period                        $10.27         $14.84        $21.65
       Number of Accumulation Units
          Outstanding at End of Period          1,379,115      1,104,093       437,723

ING MERCURY FOCUS VALUE

       AUV at Beginning of Period                  $10.00(7)
       AUV at End of Period                         $8.35
       Number of Accumulation Units
          Outstanding at End of Period             16,519

ING MERCURY FUNDAMENTAL GROWTH

       AUV at Beginning of Period                  $10.00(7)
       AUV at End of Period                         $7.96
       Number of Accumulation Units
          Outstanding at End of Period             16,838

ING MFS MID CAP GROWTH

       AUV at Beginning of Period                  $31.04         $41.37        $37.94(1)
       AUV at End of Period                        $15.61         $31.04        $41.37
       Number of Accumulation Units
          Outstanding at End of Period            911,395        577,692       162,554

ING MFS RESEARCH

       AUV at Beginning of Period                  $19.91         $25.81        $26.51(1)
       AUV at End of Period                        $14.70         $19.91        $25.81
       Number of Accumulation Units
          Outstanding at End of Period            792,215        588,415       160,258

ING MFS TOTAL RETURN

       AUV at Beginning of Period                  $20.03         $20.29        $17.18(1)
       AUV at End of Period                        $18.68         $20.03        $20.29
       Number of Accumulation Units
          Outstanding at End of Period          1,806,440        934,682       102,750

ING PIMCO CORE BOND

       AUV at Beginning of Period                  $11.56         $11.48        $11.26(1)
       AUV at End of Period                        $12.34         $11.56        $11.48
       Number of Accumulation Units
          Outstanding at End of Period          1,446,426        328,948        16,895

ING SALOMON BROTHERS ALL CAP

       AUV at Beginning of Period                  $11.57         $11.56        $10.00(1)
       AUV at End of Period                         $8.46         $11.57        $11.56
       Number of Accumulation Units
          Outstanding at End of Period          1,438,659        902,603        98,842

ING SALOMON BROTHERS INVESTORS

       AUV at Beginning of Period                  $10.56         $11.23        $10.00(1)
       AUV at End of Period                         $7.99         $10.56        $11.23
       Number of Accumulation Units
          Outstanding at End of Period            534,293        384,799        11,867

                                       A29

                                                      2002          2001           2000
                                                      ----          ----           ----
ING T. ROWE PRICE CAPITAL APPRECIATION
       AUV at Beginning of Period                  $26.91         $24.92        $20.20(1)
       AUV at End of Period                        $26.57         $26.91        $24.92
       Number of Accumulation Units
          Outstanding at End of Period          1,345,841        531,690        15,600

ING T. ROWE PRICE EQUITY INCOME

       AUV at Beginning of Period                  $22.79         $22.89        $19.52(1)
       AUV at End of Period                        $19.44         $22.79        $22.89
       Number of Accumulation Units
          Outstanding at End of Period            773,224        387,753        30,890

ING VAN KAMPEN EQUITY GROWTH

       AUV at Beginning of Period                  $10.00(7)
       AUV at End of Period                         $7.80
       Number of Accumulation Units
          Outstanding at End of Period             20,988

ING VAN KAMPEN GLOBAL FRANCHISE

       AUV at Beginning of Period                  $10.00(7)
       AUV at End of Period                         $8.83
       Number of Accumulation Units
          Outstanding at End of Period             53,323

ING VAN KAMPEN GROWTH & INCOME

       AUV at Beginning of Period                  $20.99         $24.27        $25.04(1)
       AUV at End of Period                        $17.58         $20.99        $24.27
       Number of Accumulation Units
          Outstanding at End of Period            616,373        485,828       119,426

ING VAN KAMPEN REAL ESTATE

       AUV at Beginning of Period                  $27.09         $25.50        $19.96(1)
       AUV at End of Period                        $26.67         $27.09        $25.50
       Number of Accumulation Units
          Outstanding at End of Period            271,009        101,334        25,056

ING VP BOND PORTFOLIO

       AUV at Beginning of Period                  $10.00(7)
       AUV at End of Period                        $10.62
       Number of Accumulation Units
          Outstanding at End of Period            218,867

ING VP GROWTH OPPORTUNITIES

       AUV at Beginning of Period                   $7.77         $10.00(4)
       AUV at End of Period                         $5.23          $7.77
       Number of Accumulation Units
          Outstanding at End of Period            149,495         27,449

ING VP MAGNACAP

       AUV at Beginning of Period                   $9.33         $10.00(4)
       AUV at End of Period                         $7.06          $9.33
       Number of Accumulation Units
          Outstanding at End of Period            102,496         24,770

ING VP SMALLCAP OPPORTUNITIES

       AUV at Beginning of Period                   $8.31         $10.00(4)
       AUV at End of Period                         $4.59          $8.31
       Number of Accumulation Units
          Outstanding at End of Period            454,391         79,268

ING VP WORLDWIDE GROWTH

       AUV at Beginning of Period                   $6.98          $8.73        $10.00(2)
       AUV at End of Period                         $5.16          $6.98         $8.73
       Number of Accumulation Units
          Outstanding at End of Period            349,870        169,312         7,369

                                       A30

                                                      2002          2001           2000
                                                      ----          ----           ----
INVESCO VIF HEALTH SCIENCES
       AUV at Beginning of Period                  $10.26         $10.00(5)
       AUV at End of Period                         $7.61         $10.26
       Number of Accumulation Units
          Outstanding at End of Period            271,524         16,016

INVESCO VIF LEISURE FUND

       AUV at Beginning of Period                  $10.00(7)
       AUV at End of Period                         $8.42
       Number of Accumulation Units
          Outstanding at End of Period             41,608

INVESCO VIF FINANCIAL SERVICES

       AUV at Beginning of Period                   $9.35         $10.00(5)
       AUV at End of Period                         $7.82          $9.35
       Number of Accumulation Units
          Outstanding at End of Period            110,702          3,522

INVESCO VIF UTILITIES

       AUV at Beginning of Period                   $8.09         $10.00(5)
       AUV at End of Period                         $6.34          $8.09
       Number of Accumulation Units
          Outstanding at End of Period             94,266          3,860

JENNISON PORTFOLIO

       AUV at Beginning of Period                   $6.26          $7.83        $10.00(2)
       AUV at End of Period                         $4.23          $6.26         $7.83
       Number of Accumulation Units
          Outstanding at End of Period            565,739        273,112        19,630

PIMCO HIGH YIELD PORTFOLIO

       AUV at Beginning of Period                   $9.97          $9.92        $10.10(1)
       AUV at End of Period                         $9.68          $9.97         $9.92
       Number of Accumulation Units
          Outstanding at End of Period          1,004,330        489,627        64,046

PIMCO STOCKSPLUS GROWTH & INCOME

       AUV at Beginning of Period                  $10.10         $11.61        $12.46(1)
       AUV at End of Period                         $7.92         $10.10        $11.61
       Number of Accumulation Units
          Outstanding at End of Period            777,891        441,295        70,828

PIONEER FUND VCT

       AUV at Beginning of Period                   $9.37         $10.00(5)
       AUV at End of Period                         $7.43          $9.37
       Number of Accumulation Units
          Outstanding at End of Period            135,708          2,197

PIONEER MID CAP VALUE

       AUV at Beginning of Period                  $10.71         $10.00(5)
       AUV at End of Period                         $9.32         $10.71
       Number of Accumulation Units
          Outstanding at End of Period            218,154          5,378

PROFUND VP BULL

       AUV at Beginning of Period                   $8.87         $10.00(4)
       AUV at End of Period                         $6.63          $8.87
       Number of Accumulation Units
          Outstanding at End of Period            185,752         27,580

PROFUND VP EUROPE 30

       AUV at Beginning of Period                   $8.25         $10.00(4)
       AUV at End of Period                         $6.02          $8.25
       Number of Accumulation Units
          Outstanding at End of Period            105,639         38,959

PROFUND VP SMALL CAP

       AUV at Beginning of Period                   $9.41         $10.00(4)
       AUV at End of Period                         $7.17          $9.41
       Number of Accumulation Units
          Outstanding at End of Period            182,536         19,151

                                       A31

SP JENNISON INTERNATIONAL GROWTH
                                                      2002          2001           2000
                                                      ----          ----           ----
       AUV at Beginning of Period                   $5.39          $8.56        $10.00(3)
       AUV at End of Period                         $4.08          $5.39         $8.56
       Number of Accumulation Units
          Outstanding at End of Period            235,553        146,027         7,516

FOOTNOTES

(1)  Fund First Available during February 2000
(2)  Fund First Available during May 2000
(3)  Fund First Available during October 2000
(4)  Fund First Available during May 2001
(5)  Fund First Available during November 2001
(6)  Fund First Available during December 2001
(7)  Fund First Available during May 2002
(8)  Fund First Available during September 2002
(9)  Fund First Available during December 2002

                                                       2002          2001
                                                       ----          ----

SEPARATE ACCOUNT ANNUAL CHARGES OF 1.85 %

AIM VI DENT DEMOGRAPHIC TRENDS
     AUV at Beginning of Period                     $10.98         $10.00(3)
     AUV at End of Period                            $7.30         $10.98
     Number of Accumulation Units
        Outstanding at End of Period               132,571          7,384

FIDELITY VIP EQUITY--INCOME

     AUV at Beginning of Period                      $9.57(4)
     AUV at End of Period                            $7.78
     Number of Accumulation Units
        Outstanding at End of Period                70,754

FIDELITY VIP GROWTH

     AUV at Beginning of Period                      $9.25(4)
     AUV at End of Period                            $6.33
     Number of Accumulation Units
        Outstanding at End of Period               147,715

ING AIM MID CAP GROWTH

     AUV at Beginning of Period                     $14.28         $17.13(1)
     AUV at End of Period                            $9.57         $14.28
     Number of Accumulation Units
        Outstanding at End of Period             179,598.0      107,256.0

ING ALLIANCE MID CAP GROWTH

     AUV at Beginning of Period                     $14.26         $16.11(1)
     AUV at End of Period                            $9.79         $14.26
     Number of Accumulation Units
        Outstanding at End of Period               249,303        115,783

ING CAPITAL GUARDIAN LARGE CAP VALUE

     AUV at Beginning of Period                      $9.93         $10.19(1)
     AUV at End of Period                            $7.43          $9.93
     Number of Accumulation Units
        Outstanding at End of Period             1,216,649        609,109

ING CAPITAL GUARDIAN MANAGED GLOBAL

     AUV at Beginning of Period                     $16.79         $19.11(1)
     AUV at End of Period                           $13.16         $16.79
     Number of Accumulation Units
        Outstanding at End of Period               367,450        153,710

                                 A32

                                                       2002          2001
                                                       ----          ----

ING CAPITAL GUARDIAN SMALL CAP

     AUV at Beginning of Period                     $17.39         $17.16(1)
     AUV at End of Period                           $12.73         $17.39
     Number of Accumulation Units
        Outstanding at End of Period               518,749        279,566

ING DEVELOPING WORLD

     AUV at Beginning of Period                      $6.96          $7.40(1)
     AUV at End of Period                            $6.10          $6.96
     Number of Accumulation Units
        Outstanding at End of Period                89,889         27,104

ING EAGLE ASSET VALUE EQUITY

     AUV at Beginning of Period                     $17.74         $18.61(1)
     AUV at End of Period                           $14.44         $17.74
     Number of Accumulation Units
        Outstanding at End of Period               160,512       69,963.0

ING FMRSM DIVERSIFIED MID--CAP

     AUV at Beginning of Period                      $9.04          $9.45(1)
     AUV at End of Period                            $7.16          $9.04
     Number of Accumulation Units
        Outstanding at End of Period               532,775        233,654

ING GOLDMAN SACHS INTERNET TOLLKEEPER

     AUV at Beginning of Period                      $7.59         $10.00(2)
     AUV at End of Period                            $4.61          $7.59
     Number of Accumulation Units
        Outstanding at End of Period               161,333         44,112

ING HARD ASSETS

     AUV at Beginning of Period                     $13.31         $15.33(1)
     AUV at End of Period                           $13.17         $13.31
     Number of Accumulation Units
        Outstanding at End of Period               389,188         95,942

ING INTERNATIONAL EQUITY

     AUV at Beginning of Period                      $8.50         $11.13(1)
     AUV at End of Period                            $6.99          $8.50
     Number of Accumulation Units
        Outstanding at End of Period               221,113         88,668

ING JANUS GROWTH AND INCOME

     AUV at Beginning of Period                      $8.82          $9.62(1)
     AUV at End of Period                            $6.98          $8.82
     Number of Accumulation Units
        Outstanding at End of Period               803,023        297,442

ING JANUS SPECIAL EQUITY

     AUV at Beginning of Period                      $8.28          $8.73(1)
     AUV at End of Period                            $6.01          $8.28
     Number of Accumulation Units
        Outstanding at End of Period               170,016        116,186

ING JENNISON EQUITY OPPORTUNITIES

     AUV at Beginning of Period                     $20.64         $23.37(1)
     AUV at End of Period                           $14.33         $20.64
     Number of Accumulation Units
        Outstanding at End of Period               263,933        138,979

ING JP MORGAN FLEMING INTERNATIONAL ENHANCED EAFE

     AUV at Beginning of Period                     $10.00(5)
     AUV at End of Period                            $8.20
     Number of Accumulation Units
        Outstanding at End of Period                12,519

                                       A33

                                                       2002          2001
                                                       ----          ----

ING JP MORGAN FLEMING SMALLCAP

     AUV at Beginning of Period                     $10.00(5)
     AUV at End of Period                            $7.82
     Number of Accumulation Units
        Outstanding at End of Period                54,218

ING LIMITED MATURITY BOND

     AUV at Beginning of Period                     $17.94         $16.87(1)
     AUV at End of Period                           $18.89         $17.94
     Number of Accumulation Units
        Outstanding at End of Period               457,642        177,354

ING LIQUID ASSETS

     AUV at Beginning of Period                     $14.91         $14.63(1)
     AUV at End of Period                           $14.85         $14.91
     Number of Accumulation Units
        Outstanding at End of Period               749,575        371,667

ING MARSICO GROWTH

     AUV at Beginning of Period                     $14.75         $20.06(1)
     AUV at End of Period                           $10.20         $14.75
     Number of Accumulation Units
        Outstanding at End of Period               464,261        332,353

ING MERCURY FOCUS VALUE

     AUV at Beginning of Period                     $10.00(5)
     AUV at End of Period                            $8.35
     Number of Accumulation Units
        Outstanding at End of Period                84,875

ING MERCURY FUNDAMENTAL GROWTH

     AUV at Beginning of Period                     $10.00(5)
     AUV at End of Period                            $7.95
     Number of Accumulation Units
        Outstanding at End of Period                26,080

ING MFS MID CAP GROWTH

     AUV at Beginning of Period                     $30.81         $38.92(1)
     AUV at End of Period                           $15.48         $30.81
     Number of Accumulation Units
        Outstanding at End of Period               511,368        217,014

ING MFS RESEARCH

     AUV at Beginning of Period                     $19.77         $24.45(1)
     AUV at End of Period                           $14.58         $19.77
     Number of Accumulation Units
        Outstanding at End of Period               377,645        167,033

ING MFS TOTAL RETURN

     AUV at Beginning of Period                     $19.88         $20.05(1)
     AUV at End of Period                           $18.52         $19.88
     Number of Accumulation Units
        Outstanding at End of Period               865,415        338,408

ING PIMCO CORE BOND

     AUV at Beginning of Period                     $11.47         $11.56(1)
     AUV at End of Period                           $12.24         $11.47
     Number of Accumulation Units
        Outstanding at End of Period             1,325,734        153,359

ING SALOMON BROTHERS ALL CAP

     AUV at Beginning of Period                     $11.55         $11.41(1)
     AUV at End of Period                            $8.44         $11.55
     Number of Accumulation Units
        Outstanding at End of Period               915,050        471,202

ING SALOMON BROTHERS INVESTORS

     AUV at Beginning of Period                     $10.54         $11.09(1)
     AUV at End of Period                            $7.96         $10.54
     Number of Accumulation Units
        Outstanding at End of Period               336,121        221,246

                                 A34

                                                      2002          2001
                                                      ----          ----
ING T. ROWE PRICE CAP. APPRECIATION

     AUV at Beginning of Period                     $26.56         $24.57(1)
     AUV at End of Period                           $26.20         $26.56
     Number of Accumulation Units
        Outstanding at End of Period             1,256,046        329,416

ING T. ROWE PRICE EQUITY INCOME

     AUV at Beginning of Period                     $22.50         $22.48(1)
     AUV at End of Period                           $19.17         $22.50
     Number of Accumulation Units
        Outstanding at End of Period               479,848        191,974

ING VAN KAMPEN EQUITY GROWTH

     AUV at Beginning of Period                     $10.00(5)
     AUV at End of Period                            $7.80
     Number of Accumulation Units
        Outstanding at End of Period                10,171

ING VAN KAMPEN GLOBAL FRANCHISE

     AUV at Beginning of Period                     $10.00(5)
     AUV at End of Period                            $8.82
     Number of Accumulation Units
        Outstanding at End of Period               130,192

ING VAN KAMPEN GROWTH & INCOME

     AUV at Beginning of Period                     $20.82         $23.65(1)
     AUV at End of Period                           $17.42         $20.82
     Number of Accumulation Units
        Outstanding at End of Period               274,359        118,228

ING VAN KAMPEN REAL ESTATE

     AUV at Beginning of Period                     $26.74         $24.97(1)
     AUV at End of Period                           $26.29         $26.74
     Number of Accumulation Units
        Outstanding at End of Period               222,333         81,300

ING VP BOND PORTFOLIO

     AUV at Beginning of Period                     $10.00(5)
     AUV at End of Period                           $10.61
     Number of Accumulation Units
        Outstanding at End of Period               564,471

ING VP GROWTH OPPORTUNITIES

     AUV at Beginning of Period                      $7.77         $10.00(2)
     AUV at End of Period                            $5.22          $7.77
     Number of Accumulation Units
        Outstanding at End of Period               109,759         52,668

ING VP MAGNACAP

     AUV at Beginning of Period                      $9.33         $10.00(2)
     AUV at End of Period                            $7.05          $9.33
     Number of Accumulation Units
        Outstanding at End of Period               108,902         19,437

ING VP SMALLCAP OPPORTUNITIES

     AUV at Beginning of Period                      $8.31         $10.00(2)
     AUV at End of Period                            $4.59          $8.31
     Number of Accumulation Units
        Outstanding at End of Period               374,677        141,397

ING VP WORLDWIDE GROWTH

     AUV at Beginning of Period                      $6.97          $8.62(1)
     AUV at End of Period                            $5.14          $6.97
     Number of Accumulation Units
        Outstanding at End of Period               382,518         75,723

                                       A35

                                                       2002          2001
                                                       ----          ----

INVESCO VIF HEALTH SCIENCES

     AUV at Beginning of Period                     $10.25         $10.00(3)
     AUV at End of Period                            $7.60         $10.25
     Number of Accumulation Units
        Outstanding at End of Period               306,734         81,775

INVESCO VIF LEISURE FUND

     AUV at Beginning of Period                     $10.00(5)
     AUV at End of Period                            $8.41
     Number of Accumulation Units
        Outstanding at End of Period                94,574

INVESCO VIF FINANCIAL SERVICES

     AUV at Beginning of Period                      $9.35         $10.00(3)
     AUV at End of Period                            $7.81          $9.35
     Number of Accumulation Units
        Outstanding at End of Period                91,598            677

INVESCO VIF UTILITIES

     AUV at Beginning of Period                      $8.09         $10.00(3)
     AUV at End of Period                            $6.33          $8.09
     Number of Accumulation Units
        Outstanding at End of Period                34,606          1,176

JENNISON PORTFOLIO

     AUV at Beginning of Period                      $6.25          $7.55(1)
     AUV at End of Period                            $4.22          $6.25
     Number of Accumulation Units
        Outstanding at End of Period               259,117        107,206

PIMCO HIGH YIELD PORTFOLIO

     AUV at Beginning of Period                      $9.93          $9.91(1)
     AUV at End of Period                            $9.63          $9.93
     Number of Accumulation Units
        Outstanding at End of Period               624,872        217,554

PIMCO STOCKSPLUS GROWTH & INCOME

     AUV at Beginning of Period                     $10.06         $11.27(1)
     AUV at End of Period                            $7.88         $10.06
     Number of Accumulation Units
        Outstanding at End of Period               312,246        126,058

PIONEER FUND VCT

     AUV at Beginning of Period                      $9.37         $10.00(3)
     AUV at End of Period                            $7.42          $9.37
     Number of Accumulation Units
        Outstanding at End of Period                79,240            161

PIONEER MID CAP VALUE

     AUV at Beginning of Period                     $10.71         $10.00(3)
     AUV at End of Period                            $9.31         $10.71
     Number of Accumulation Units
        Outstanding at End of Period               245,270          6,479

PROFUND VP BULL

     AUV at Beginning of Period                      $8.87         $10.00(2)
     AUV at End of Period                            $6.62          $8.87
     Number of Accumulation Units
        Outstanding at End of Period               114,753         15,636

PROFUND VP EUROPE 30

     AUV at Beginning of Period                      $8.24         $10.00(2)
     AUV at End of Period                            $6.00          $8.24
     Number of Accumulation Units
        Outstanding at End of Period                13,789          6,318

PROFUND VP SMALL CAP

     AUV at Beginning of Period                      $9.40         $10.00(2)
     AUV at End of Period                            $7.16          $9.40
     Number of Accumulation Units
        Outstanding at End of Period               114,433         21,722

                                 A36

                                                       2002          2001
                                                       ----          ----

SP JENNISON INTERNATIONAL GROWTH
     AUV at Beginning of Period                      $5.38          $8.37(1)
     AUV at End of Period                            $4.07          $5.38
     Number of Accumulation Units
        Outstanding at End of Period                98,449         19,406
FOOTNOTES

(1)  Fund First Available during February 2001
(2)  Fund First Available during May 2001
(3)  Fund First Available during November 2001
(4)  Fund First Available during December 2001
(5)  Fund First Available during May 2002
(6)  Fund First Available during September 2002
(7)  Fund First Available during December 2002

                                       A37

--------------------------------------------------------------------------------
APPENDIX B
--------------------------------------------------------------------------------


                            THE INVESTMENT PORTFOLIOS

During the accumulation phase, you may allocate your premium payments and contract value to any of the investment portfolios available under this Contract. They are listed in this appendix. You bear the entire investment risk for amounts you allocate to any investment portfolio, and you may lose your principal. The investment results of the mutual funds (funds) are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the Investment Company Act of 1940. Please refer to the fund prospectuses for additional information. Fund prospectuses may be obtained free of charge, from our Customer Service Center at the address and telephone number listed in the prospectus, by accessing the SEC's web site or by contacting the SEC Public Reference Room.

Certain funds offered under the contracts have investment objectives and policies similar to other funds managed by the fund's investment adviser. The investment results of a fund may be higher or lower than those of other funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any fund will be comparable to those of another fund managed by the same investment adviser.

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER         INVESTMENT OBJECTIVE
--------------------------------------------------------------------------

ING INVESTORS TRUST
       7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258
--------------------------------------------------------------------------

ING AIM MID-CAP GROWTH PORTFOLIO      Seeks capital appreciation. The
  (Class S)                           Portfolio seeks to meet its
  INVESTMENT ADVISER:  Directed       objective by investing, normally,
  Services, Inc.                      at least 80% of its assets in
  INVESTMENT SUBADVISER: A I M        equity securities of
  Capital Management, Inc.            mid-capitalization companies.

--------------------------------------------------------------------------

ING ALLIANCE MID-CAP GROWTH           Seeks long-term total return. The
  PORTFOLIO                           Portfolio invests primarily in
  (Class S)                           common stocks of middle
  INVESTMENT ADVISER: Directed        capitalization companies. The
  Services, Inc.                      Portfolio normally invests
  INVESTMENT SUBADVISER: Alliance     substantially all of its assets in
  Capital Management, L.P.            high-quality common stocks that
                                      Alliance expects to increase in
                                      value.

--------------------------------------------------------------------------

ING AMERICAN FUNDS GROWTH PORTFOLIO   Invests all of its assets in
  INVESTMENT ADVISER: ING             shares of the Growth Fund, a
  Investments, LLC                    series of American Funds Insurance
  INVESTMENT SUBADVISER: Capital      Series, a registered open-end
  Research and  Management Company    investment company. The Growth
                                      Fund seeks to make the
                                      shareholders' investment grow by
                                      investing primarily in common
                                      stocks of companies that appear to
                                      offer superior opportunities for
                                      growth of capital. The Growth Fund
                                      is designed for investors seeking
                                      long term capital appreciation
                                      through stocks.
--------------------------------------------------------------------------

                                       B1

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER         INVESTMENT OBJECTIVE
--------------------------------------------------------------------------

ING AMERICAN FUNDS GROWTH-INCOME      Invests all of its assets in
  PORTFOLIO                           shares of the Growth-Income Fund,
  INVESTMENT ADVISER:  ING            a series of American Funds
  Investments, LLC                    Insurance Series, a registered
  INVESTMENT SUBADVISER:  Capital     open-end investment company. The
  Research and  Management Company    Growth-Income Fund seeks to make
                                      shareholders' investment grow and
                                      to provide shareholders with
                                      income over time by investing
                                      primarily in common stocks or
                                      other securities which demonstrate
                                      the potential for appreciation
                                      and/or dividends. The
                                      Growth-Income Fund is designed for
                                      investors seeking both capital
                                      appreciation and income.

--------------------------------------------------------------------------

ING AMERICAN FUNDS INTERNATIONAL      Invests all of its assets in
  PORTFOLIO                           shares of the International Fund,
  INVESTMENT ADVISER:  ING            a series of American Funds
  Investments, LLC                    Insurance Series, a registered
  INVESTMENT SUBADVISER:  Capital     open-end investment company. The
  Research and  Management Company    International Fund seeks to make
                                      shareholders' investment grow over
                                      time by investing primarily in
                                      common stocks of companies located
                                      outside the United States. The
                                      International Fund is designed for
                                      investors seeking capital
                                      appreciation through stocks.

--------------------------------------------------------------------------

ING CAPITAL GUARDIAN LARGE CAP VALUE  Seeks long-term growth of capital
  PORTFOLIO (Class S)                 and income. The Portfolio Manager
  INVESTMENT ADVISER:  Directed       seeks to achieve the Portfolio's
  Services, Inc.                      investment objective by investing,
  INVESTMENT SUBADVISER: Capital      under normal market conditions, at
  Guardian Trust     Company          least 80% of its assets in equity
                                      and equity-related securities of
                                      companies with market
                                      capitalizations greater than $1
                                      billion at the time of investment.

--------------------------------------------------------------------------

ING CAPITAL GUARDIAN MANAGED GLOBAL   Seeks capital appreciation.
  PORTFOLIO  (Class S)                Current income is only an
  INVESTMENT ADVISER:  Directed       incidental consideration. This
  Services, Inc.                      portfolio is not diversified. The
  INVESTMENT SUBADVISER: Capital      Portfolio invests primarily in
  Guardian Trust     Company          common stocks traded in securities
                                      markets throughout the world. The
                                      Portfolio may invest up to 100% of
                                      its total assets in securities
                                      traded in securities markets
                                      outside the United States. The
                                      Portfolio generally invests at
                                      least 65% of its total assets in
                                      at least three different
                                      countries, one of which may be the
                                      United States.

--------------------------------------------------------------------------

ING CAPITAL GUARDIAN SMALL CAP        Seeks long-term capital
  PORTFOLIO (Class S)                 appreciation. The Portfolio
  INVESTMENT ADVISER:  Directed       invests at least 80% of its assets
  Services, Inc.                      in equity securities of small
  INVESTMENT SUBADVISER: Capital      capitalization ("small-cap")
  Guardian Trust     Company          companies.

--------------------------------------------------------------------------

ING DEVELOPING WORLD PORTFOLIO        The Portfolio normally invests at
  (Class S)                           least 80% of its assets in
  INVESTMENT ADVISER:  Directed       securities of issuers located in
  Services, Inc.                      at least three countries with
  INVESTMENT SUBADVISER: IIM B.V.     emerging securities markets.  The
                                      Portfolio will provide
                                      shareholders with at least 60 days
                                      prior notice of any change in this
                                      investment policy.  The Portfolio
                                      may invest up to 20% of its assets
                                      in securities of U.S. and other
                                      developed market issuers,
                                      including investment-grade debt
                                      securities of U.S. issuers.

--------------------------------------------------------------------------

                                       B2

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER         INVESTMENT OBJECTIVE
--------------------------------------------------------------------------

ING EAGLE ASSET VALUE EQUITY          Seeks capital appreciation.
  PORTFOLIO                           Dividend income is a secondary
  (Class S)                           objective. The Portfolio normally
  INVESTMENT ADVISER:  Directed       invests at least 80% of its assets
  Services, Inc.                      in equity securities of domestic
  INVESTMENT SUBADVISER: Eagle Asset  and foreign issuers that meet
  Management, Inc.                    quantitative standards relating to
                                      financial soundness and high
                                      intrinsic value relative to price.

--------------------------------------------------------------------------

ING FMRSM DIVERSIFIED MID-CAP         Seeks long-term growth of capital.
  PORTFOLIO                           The Portfolio Manager normally
  (Class S)                           invests the Portfolio's assets
  INVESTMENT ADVISER:  Directed       primarily in common stocks. The
  Services, Inc.                      Portfolio Manager normally invests
  INVESTMENT SUBADVISER: Fidelity     at least 80% of the Portfolio's
  Management &  Research Co.          assets in securities of companies
                                      with medium market capitalizations.

--------------------------------------------------------------------------

ING GOLDMAN SACHS INTERNET            Seeks long-term growth of capital.
  TollkeeperSM PORTFOLIO* (Class S)   The Portfolio invests, under
                                      normal circumstances, at least 80%
   *Goldman Sachs Internet            of its net assets plus any
    TollkeeperSM is a service mark    borrowings for investment purposes
    of Goldman Sachs & Co             (measured at time of investment)

  INVESTMENT ADVISER:  Directed       in equity investments in "Internet
  Services, Inc.                      Tollkeeper" companies, which are
  INVESTMENT SUBADVISER: Goldman      companies in the media,
  Sachs Asset   Management, L.P.      telecommunications, technology and
                                      internet sectors, which provide
                                      access, infrastructure, content
                                      and services to internet companies
                                      and internet users.

--------------------------------------------------------------------------

ING HARD ASSETS PORTFOLIO (Class S)   A nondiversified Portfolio that
  INVESTMENT ADVISER:  Directed       seeks long-term capital
  Services, Inc.                      appreciation. The Portfolio
  INVESTMENT SUBADVISER: Baring       normally invests at least 80% of
  International Investment Limited    its assets in the equities of
                                      producers of commodities.

--------------------------------------------------------------------------

ING INTERNATIONAL PORTFOLIO (Class S) Seeks long-term growth of capital.
  INVESTMENT ADVISER:  Directed       Under normal conditions, the
  Services, Inc.                      Portfolio invests at least 80% of
  INVESTMENT SUBADVISER: ING          its net assets and borrowings for
  Investments, LLC                    investment purposes in equity
                                      securities of issuers located in
                                      countries outside of the United
                                      States.

--------------------------------------------------------------------------

ING JANUS GROWTH AND INCOME           Seeks long-term capital growth and
  Portfolio                           current income. The Portfolio
  (Class S)                           normally emphasizes investments in
  INVESTMENT ADVISER:  Directed       common stocks. It will normally
  Services, Inc.                      invest up to 75% of its assets in
  INVESTMENT SUBADVISER: Janus        equity securities selected
  Capital Management, LLC             primarily for their growth
                                      potential, and at least 25% of its
                                      assets in securities the Portfolio
                                      Manager believes have income
                                      potential. Because of this
                                      investment strategy, the Portfolio
                                      is not designed for investors who
                                      need consistent income.

--------------------------------------------------------------------------

ING JANUS SPECIAL EQUITY PORTFOLIO    A nondiversified Portfolio that
  (Class S)                           seeks capital appreciation. The
  INVESTMENT ADVISER:  Directed       Portfolio invests, under normal
  Services, Inc.                      circumstances, at least 80% of its
  INVESTMENT SUBADVISER: Janus        net assets (plus borrowings for
  Capital Management, LLC             investment purposes) in equity
                                      securities with the potential for
                                      long-term growth of capital.

--------------------------------------------------------------------------

                                       B3

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER         INVESTMENT OBJECTIVE
--------------------------------------------------------------------------

ING JENNISON EQUITY OPPORTUNITIES     Seeks long-term capital growth.
  PORTFOLIO (Class S)                 The Portfolio normally invests at
  INVESTMENT ADVISER:  Directed       least 80% of its net assets (plus
  Services, Inc.                      any borrowings for investment
  INVESTMENT SUBADVISER: Jennison     purposes) in attractively valued
  Associates, LLC                     equity securities of companies
                                      with current or emerging earnings
                                      growth the Portfolio Manager
                                      believes to be not fully
                                      appreciated or recognized by the
                                      market.

--------------------------------------------------------------------------

ING JPMORGAN SMALL CAP EQUITY         A nondiversified Portfolio that
  PORTFOLIO (Class S)                 seeks capital growth over the long
  INVESTMENT ADVISER:  Directed       term. Under normal market
  Services, Inc.                      conditions, the Portfolio invests
  INVESTMENT SUBADVISER: J.P. Morgan  at least 80% of its total assets
  Investment    Management, Inc.      in equity securities of small-cap
                                      companies.

--------------------------------------------------------------------------

ING JULIUS BAER FOREIGN PORTFOLIO     A nondiversified Portfolio that
  (Class S)                           seeks total return from long-term
  INVESTMENT ADVISER:  Directed       capital growth and income. Under
  Services, Inc.                      normal conditions, the Portfolio
  INVESTMENT SUBADVISER: Julius Baer  will invest at least 80% of its
  Investment    Management, Inc.      total assets in a broad portfolio
                                      of equity securities of
                                      established foreign companies of
                                      various sizes, including foreign
                                      subsidiaries of U.S. companies,
                                      based in countries that are
                                      represented in the Morgan Stanley
                                      Capital International, Europe,
                                      Australia and Far East Index (the
                                      "EAFE Index").

--------------------------------------------------------------------------

ING LIQUID ASSETS PORTFOLIO (Class S) Seeks high level of current income
  INVESTMENT ADVISER:  Directed       consistent with the preservation
  Services, Inc.                      of capital and liquidity. The
  INVESTMENT SUBADVISER: ING          Portfolio Manager strives to
  Investment Management, LLC          maintain a stable $1 per share net
                                      asset value and its investment
                                      strategy focuses on safety of
                                      principal, liquidity and yield, in
                                      order of importance, to achieve
                                      this goal.

--------------------------------------------------------------------------

ING MARSICO GROWTH PORTFOLIO          Seeks capital appreciation. The
  (Class S)                           Portfolio invests primarily in
  INVESTMENT ADVISER:  Directed       equity securities selected for
  Services, Inc.                      their growth potential. The
  INVESTMENT SUBADVISER: Marsico      Portfolio may invest in companies
  Capital Management, LLC             of any size, from larger,
                                      well-established companies to
                                      smaller, emerging growth companies.

--------------------------------------------------------------------------

ING MERCURY FOCUS VALUE PORTFOLIO     Seeks long-term growth of capital.
  (Class S)                           The Portfolio tries to achieve its
  INVESTMENT ADVISER:  Directed       investment objective by investing
  Services, Inc.                      primarily in a diversified
  INVESTMENT SUBADVISER: Mercury      portfolio consisting of equity
  Advisors                            securities that the Portfolio
                                      Manager believes are undervalued
                                      relative to its assessment of the
                                      current or prospective condition
                                      of the issuer.

--------------------------------------------------------------------------

ING MERCURY FUNDAMENTAL GROWTH        Seeks long-term growth of capital.
  PORTFOLIO                           The Portfolio invests in a
  (Class S)                           diversified portfolio consisting
  INVESTMENT ADVISER:  Directed       primarily of common stocks. The
  Services, Inc.                      Portfolio will generally invest at
  INVESTMENT SUBADVISER: Mercury      least 65% of its total assets in
  Advisors                            the following equity securities:
                                      common stock, convertible
                                      preferred stock, securities
                                      convertible into common stock and
                                      rights and warrants to subscribe
                                      to common stock.

--------------------------------------------------------------------------

                                       B4

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER         INVESTMENT OBJECTIVE
--------------------------------------------------------------------------

ING MFS MID-CAP GROWTH PORTFOLIO      A nondiversified Portfolio that
  (Class S)                           seeks long-term growth of capital.
  INVESTMENT ADVISER:  Directed       The Portfolio normally invests at
  Services, Inc.                      least 80% of its net assets in
  INVESTMENT SUBADVISER:              common stocks and related
  Massachusetts Financial Services    securities (such as preferred
  Company                             stocks, convertible securities and
                                      depositary receipts) of companies
                                      with medium market capitalizations
                                      (or "mid-cap companies") which the
                                      Portfolio Manager believes have
                                      above-average growth potential.

--------------------------------------------------------------------------

ING MFS RESEARCH PORTFOLIO (Class S)  Seeks long-term growth of capital
  INVESTMENT ADVISER:  Directed       and future income. The Portfolio
  Services, Inc.                      normally invests at least 80% of
  INVESTMENT SUBADVISER:              its net assets in common stocks
  Massachusetts Financial Services    and related securities (such as
  Company                             preferred stocks, convertible
                                      securities and depositary
                                      receipts). The Portfolio focuses
                                      on companies that the Portfolio
                                      Manager believes have favorable
                                      prospects for long-term growth,
                                      attractive valuations based on
                                      current and expected earnings or
                                      cash flow, dominant or growing
                                      market share and superior
                                      management.

--------------------------------------------------------------------------

ING MFS TOTAL RETURN PORTFOLIO        Seeks above-average income
  (Class S)                           (compared to a portfolio entirely
  INVESTMENT ADVISER:  Directed       invested in equity securities)
  Services, Inc.                      consistent with the prudent
  INVESTMENT SUBADVISER:              employment of capital. Secondarily
  Massachusetts Financial Services    seeks reasonable opportunity for
  Company                             growth of capital and income. The
                                      Portfolio is a "balanced fund,"
                                      and invests in a combination of
                                      equity and fixed income securities.

--------------------------------------------------------------------------

ING PIMCO CORE BOND PORTFOLIO (Class  Seeks maximum total return,
  S)                                  consistent with preservation of
  INVESTMENT ADVISER:  Directed       capital and prudent investment
  Services, Inc.                      management. The Portfolio is
  INVESTMENT SUBADVISER: Pacific      diversified and seeks to achieve
  Investment Management Company, LLC  its investment objective by investing under normal
                                      circumstances at least 80% of its
                                      net assets (plus borrowings for
                                      investment purposes) in a
                                      diversified portfolio of fixed
                                      income instruments of varying
                                      maturities.

--------------------------------------------------------------------------

ING SALOMON BROTHERS ALL CAP          A nondiversified Portfolio that
  PORTFOLIO                           seeks capital appreciation through
  (Class S)                           investment in securities which the
  INVESTMENT ADVISER:  Directed       Subadviser believes have
  Services, Inc.                      above-average capital appreciation
  INVESTMENT SUBADVISER: Salomon      potential. The Portfolio invests
  Brothers Asset Management, Inc.     primarily in common stocks and
                                      common stock equivalents, such as
                                      preferred stocks and securities
                                      convertible into common stocks, of
                                      companies the Portfolio Manager
                                      believes are undervalued in the
                                      marketplace.

--------------------------------------------------------------------------

ING SALOMON BROTHERS INVESTORS        Seeks long-term growth of capital.
  PORTFOLIO (Class S)                 Secondarily seeks current income.
  INVESTMENT ADVISER:  Directed       The Portfolio invests primarily in
  Services, Inc.                      equity securities of U.S.
  INVESTMENT SUBADVISER: Salomon      companies. The Portfolio may also
  Brothers Asset Management, Inc.     invest in other equity securities.
                                      To a lesser degree, the Portfolio
                                      invests in income producing
                                      securities such as debt securities.

--------------------------------------------------------------------------

                                       B6

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER         INVESTMENT OBJECTIVE
--------------------------------------------------------------------------

ING T. ROWE PRICE CAPITAL             Seeks, over the long-term, a high
  APPRECIATION PORTFOLIO (Class S)    total investment return,
  INVESTMENT ADVISER:  Directed       consistent with the preservation
  Services, Inc.                      of capital and prudent investment
  INVESTMENT SUBADVISER: T. Rowe      risk. The Portfolio pursues an
  Price Associates, Inc.              active asset allocation strategy
                                      whereby investments are allocated
                                      among three asset classes - equity
                                      securities, debt securities and
                                      money market instruments.

--------------------------------------------------------------------------

ING T. ROWE PRICE EQUITY INCOME       Seeks substantial dividend income
  PORTFOLIO (Class S)                 as well as long-term growth of
  INVESTMENT ADVISER:  Directed       capital. The Portfolio normally
  Services, Inc.                      invests at least 80% of its assets
  INVESTMENT SUBADVISER: T. Rowe      in common stocks, with 65% in the
  Price Associates, Inc.              common stocks of well-established
                                      companies paying above-average
                                      dividends. The Portfolio may also
                                      invest in convertible securities,
                                      warrants and preferred stocks.

--------------------------------------------------------------------------

ING UBS U.S. BALANCED PORTFOLIO       Seeks to maximize total return
  (Class S)                           over the long term by allocating
  INVESTMENT ADVISER:  Directed       its assets among stocks, bonds,
  Services, Inc.                      short-term instruments and other
  INVESTMENT SUBADVISER: UBS Global   investments. The Portfolio Manager
  Asset Management (Americas) Inc.    allocates the Portfolio's assets
                                      among the following classes, or
                                      types, of investments: stocks,
                                      bonds, and short-term money market
                                      debt obligations.

--------------------------------------------------------------------------

ING VAN KAMPEN EQUITY GROWTH          Seeks long-term capital
  PORTFOLIO (Class S)                 appreciation. The Portfolio
  INVESTMENT ADVISER:  Directed       Manager seeks to maximize
  Services, Inc.                      long-term capital appreciation by
  INVESTMENT SUBADVISER: Van Kampen   investing primarily in
                                      growth-oriented equity securities
                                      of large-capitalization U.S. and,
                                      to a limited extent, foreign
                                      companies that are listed on U.S.
                                      exchanges or traded in U.S.
                                      markets.

--------------------------------------------------------------------------

ING VAN KAMPEN GLOBAL FRANCHISE       A nondiversified Portfolio that
  PORTFOLIO (Class S)                 seeks long-term capital
  INVESTMENT ADVISER:  Directed       appreciation. The Portfolio
  Services, Inc.                      Manager seeks long-term capital
  INVESTMENT SUBADVISER: Van Kampen   appreciation by investing
                                      primarily in equity securities of
                                      issuers located throughout the
                                      world that it believes have, among
                                      other things, resilient business
                                      franchises and growth potential.
                                      The Portfolio may invest of in the
                                      securities of companies of any
                                      size.

--------------------------------------------------------------------------

ING VAN KAMPEN GROWTH AND INCOME      Seeks long-term growth of capital
  PORTFOLIO  (Class S)                and income. Under normal market
  INVESTMENT ADVISER:  Directed       conditions, the Portfolio Manager
  Services, Inc.                      seeks to achieve the Portfolio's
  INVESTMENT SUBADVISER: Van Kampen   investment objective by investing
                                      primarily in what it believes to
                                      be income-producing equity
                                      securities, including common
                                      stocks and convertible securities;
                                      although investments are also made
                                      in non-convertible preferred
                                      stocks and debt securities rated
                                      "investment grade," which are
                                      securities rated within the four
                                      highest grades assigned by
                                      Standard & Poor's ("S&P") or by
                                      Moody's Investors Service, Inc.
                                      ("Moody's").

--------------------------------------------------------------------------

ING VAN KAMPEN REAL ESTATE PORTFOLIO  A nondiversified Portfolio that
  (Class S)                           seeks capital appreciation.
  INVESTMENT ADVISER:  Directed       Secondarily seeks current income.
  Services, Inc.                      The Portfolio invests at least 80%
  INVESTMENT SUBADVISER: Van Kampen   of its assets in equity securities
                                      of companies in the U.S. real
                                      estate industry that are listed on
                                      national exchanges or the National
                                      Association of Securities Dealers
                                      Automated Quotation System
                                      ("NASDAQ").

--------------------------------------------------------------------------

                                       B6

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER         INVESTMENT OBJECTIVE
--------------------------------------------------------------------------
ING PARTNERS, INC.
     151 Farmington Avenue, Hartford, CT 06156-8962

--------------------------------------------------------------------------

ING JPMORGAN FLEMING INTERNATIONAL    Seeks long-term growth of capital.
  PORTFOLIO (Class S)                 Invests primarily (at least 65% of
  INVESTMENT ADVISER: ING Life        total assets) in the equity
  Insurance and Annuity   Company     securities of foreign companies
  INVESTMENT SUBADVISER: J.P. Morgan  that the subadviser believes have
  Fleming Asset Management            high growth potential. Will
  (London) Ltd.                       normally invest in securities of
                                      at least three different countries
                                      other than the U.S. and will
                                      invest in both developed and
                                      developing markets.
--------------------------------------------------------------------------

ING SALOMON BROTHERS AGGRESSIVE       Seeks long-term growth of capital.
  GROWTH PORTFOLIO                    Invests primarily (at least 80% of
  (Service Class)                     net assets under normal
  INVESTMENT ADVISER: ING Life        circumstances) in common stocks
  Insurance and Annuity   Company     and related securities, such as
  INVESTMENT SUBADVISER: Salomon      preferred stocks, convertible
  Brothers Asset Management, Inc.     securities and depositary
                                      receipts, of emerging growth
                                      companies.

--------------------------------------------------------------------------
ING VARIABLE INSURANCE TRUST
      7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258

--------------------------------------------------------------------------

ING VP WORLDWIDE GROWTH PORTFOLIO     Seeks long-term capital
  INVESTMENT ADVISER:  ING            appreciation. A nondiversified
  Investments, LLC                    Portfolio that under normal
                                      conditions, invests at least 65%
                                      of net assets in equity securities
                                      of issuers located in at least
                                      three countries, one of which may
                                      be the U.S. Generally invests at
                                      least 75% of total assets in
                                      common and preferred stocks,
                                      warrants and convertible
                                      securities.

--------------------------------------------------------------------------
ING VARIABLE PORTFOLIOS, INC.
       7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258

--------------------------------------------------------------------------

ING VP BOND PORTFOLIO (Class S)       Seeks to maximize total return as
  INVESTMENT ADVISER:  ING            is consistent with reasonable
  Investments, LLC                    risk, through investment in a
  INVESTMENT SUBADVISER:  Aeltus      diversified portfolio consisting
  Investment                          of debt securities. Under normal
    Management, Inc.                  market conditions, invests at
                                      least 80% of net assets in
                                      high-grade corporate bonds,
                                      mortgage-related and other
                                      asset-backed securities, and
                                      securities issued or guaranteed by
                                      the U.S. Government, its agencies
                                      or instrumentalities. The
                                      Portfolio may invest up to 15% of
                                      total assets in high-yield
                                      instruments and up to 25% of total
                                      assets in foreign debt securities.

--------------------------------------------------------------------------

ING VP INDEX PLUS LARGECAP PORTFOLIO  Seeks to outperform the total
  (Class S)                           return performance of the Standard
  INVESTMENT ADVISER:  ING            & Poor's 500 Composite Index (S&P
  Investments, LLC                    500), while maintaining a market
  INVESTMENT SUBADVISER:  Aeltus      level of risk. Invests at least
  Investment                          80% of net assets in stocks
  Management, Inc.                    included in the S&P 500. The
                                      subadviser's objective is to
                                      overweight those stocks in the S&P
                                      500 that they believe will
                                      outperform the index and
                                      underweight or avoid those stocks
                                      in the S&P 500 that they believe
                                      will underperform the index.

--------------------------------------------------------------------------

                                       B7

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER         INVESTMENT OBJECTIVE
--------------------------------------------------------------------------
ING VARIABLE PRODUCTS TRUST
       7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258

--------------------------------------------------------------------------

ING VP GROWTH OPPORTUNITIES           Seeks long-term growth of capital.
  PORTFOLIO                           Invests primarily in common stock
  (Service Class)                     of U.S. companies that the
  INVESTMENT ADVISER:  ING            portfolio managers feel have above
  Investments, LLC                    average prospects for growth.
                                      Under normal market conditions,
                                      invests at least 65% of total
                                      assets in securities purchased on
                                      the basis of the potential for
                                      capital appreciation. These
                                      securities may be from large-cap,
                                      mid-cap or small-cap companies.

--------------------------------------------------------------------------

ING VP MAGNACAP PORTFOLIO  (Service   Seeks growth of capital, with
  Class)                              dividend income as a secondary
  INVESTMENT ADVISER:  ING            consideration. Normally invests at
  Investments, LLC                    least 80% of assets in common
                                      stocks of large companies, which
                                      are those included in the 500
                                      largest U.S. companies, as
                                      measured by total revenues, net
                                      assets, cash flow or earnings, or
                                      the 1,000 largest companies as
                                      measured by equity market
                                      capitalization.

--------------------------------------------------------------------------

ING VP SMALLCAP OPPORTUNITIES         Seeks long-term capital
  PORTFOLIO                           appreciation. Normally invests at
  (Service Class)                     least 80% of assets in the common
  INVESTMENT ADVISER:  ING            stock of smaller, lesser-known
  Investments, LLC                    U.S. companies that are believed
                                      to have above average prospects
                                      for growth. For this Portfolio,
                                      smaller companies are those with
                                      market capitalizations that fall
                                      within the range of companies in
                                      the Russell 2000 Index.

--------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
      11 Greenway Plaza, Suite 100, Houston, TX  77046-1173

--------------------------------------------------------------------------

AIM V.I. DENT DEMOGRAPHIC TRENDS      Seeks long-term growth of capital.
  Fund (Series II)                    Seeks to meet its objective by
  INVESTMENT ADVISER:  A I M          investing in securities of
  Advisors, Inc.                      companies that are likely to
  INVESTMENT SUBADVISER:  H.S. Dent   benefit from changing demographic,
  Advisors, Inc.                      economic and lifestyle trends.
                                      These securities may include
                                      common stocks, convertible bonds,
                                      convertible preferred stocks and
                                      warrants of companies within a
                                      broad range of market
                                      capitalizations.

--------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS PORTFOLIO
     82 Devonshire Street, Boston, MA 02109

--------------------------------------------------------------------------

FIDELITY(R) VIP EQUITY-INCOME         Seeks reasonable income. Also
  PORTFOLIO (Service                  considers the potential for
  Class 2)                            capital appreciation. Seeks to
  INVESTMENT ADVISER: Fidelity        achieve a yield which exceeds the
  Management &  Research Co.          composite yield on the securities
  INVESTMENT SUBADVISER: Subadviser:  comprising the Standard & Poor's
  FMR Co., Inc.                       500 Index. Normally invests at
                                      least 80% of total assets in
                                      income-producing equity securities
                                      (which tends to lead to
                                      investments in large cap "value"
                                      stocks).

--------------------------------------------------------------------------

FIDELITY(R) VIP GROWTH PORTFOLIO      Seeks to achieve capital
  (Service Class 2)                   appreciation. Normally invests
  INVESTMENT ADVISER: Fidelity        primarily in common stocks of
  Management &  Research Co.          companies the investment adviser
  INVESTMENT SUBADVISER: Subadviser:  believes have above-average growth
  FMR Co., Inc.                       potential (often called "growth"
                                      stocks).

--------------------------------------------------------------------------

                                       B8

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER         INVESTMENT OBJECTIVE
--------------------------------------------------------------------------
INVESCO VARIABLE INVESTMENT FUNDS, INC.
      7800 East Union Avenue, Denver, CO 80237

--------------------------------------------------------------------------

INVESCO VIF -- FINANCIAL SERVICES     Seeks capital growth. The Fund
  FUND                                normally invests at least 80% of
  INVESTMENT ADVISER:  INVESCO        its net assets in the equity
  Variable Investment Funds, Inc.     securities and equity-related
  INVESTMENT SUBADVISER:  INVESCO     instruments of companies involved
  Funds Group, Inc.                   in the financial services sector.
                                      These companies include, but are
                                      not limited to, banks (regional
                                      and money centers), insurance
                                      companies (life, property and
                                      casualty, and multi-line),
                                      investment and miscellaneous
                                      industries (asset managers,
                                      brokerage firms, and government
                                      sponsored agencies) and suppliers
                                      to financial services companies.
                                      At any given time, 20% of the
                                      Fund's assets is not required to
                                      be invested in the sector. In
                                      general, the Fund emphasizes
                                      companies that INVESCO believes
                                      are strongly managed and will
                                      generate above-average long-term
                                      capital appreciation.

--------------------------------------------------------------------------

INVESCO VIF -- HEALTH SCIENCES FUND   Seeks capital growth by normally
  INVESTMENT ADVISER:  INVESCO        investing at least 80% of its net
  Variable Investment Funds, Inc.     assets in the equity securities
  INVESTMENT SUBADVISER:  INVESCO     and equity-related instruments of
  Funds Group, Inc.                   companies that develop, produce,
                                      or distribute products or services
                                      related to health care. These
                                      companies include, but are not
                                      limited to, medical equipment or
                                      supplies, pharmaceuticals,
                                      biotechnology, and health care
                                      providers and services companies.
                                      At any given time, 20% of the
                                      Fund's assets is not required to
                                      be invested in the sector.

--------------------------------------------------------------------------

INVESCO VIF -- LEISURE FUND           Seeks capital growth. The Fund
  INVESTMENT ADVISER:  INVESCO        normally invests at least 80% of
  Variable Investment Funds, Inc.     its net assets in the equity
  INVESTMENT SUBADVISER:  INVESCO     securities and equity-related
  Funds Group, Inc.                   instruments of companies engaged
                                      in the design, production, and
                                      distribution of products related
                                      to leisure activities. These
                                      industries include, but are not
                                      limited to, hotels/gaming,
                                      publishing, advertising,
                                      beverages, audio/video,
                                      broadcasting-radio/TV, cable &
                                      satellite operators, cable &
                                      satellite programmers, motion
                                      pictures & TV, recreation
                                      services/entertainment, retail,
                                      and toys. At any given time, 20%
                                      of the Fund's assets is not
                                      required to be invested in the
                                      sector.

--------------------------------------------------------------------------

INVESCO VIF -- UTILITIES FUND         Seeks capital growth. It also
  INVESTMENT ADVISER:  INVESCO        seeks current income. The Fund
  Variable Investment Funds, Inc.     normally invests at least 80% of
  INVESTMENT SUBADVISER:  INVESCO     its net assets in the equity
  Funds Group, Inc.                   securities and equity-related
                                      instruments of companies engaged
                                      in utilities-related industries.
                                      These include, but are not limited
                                      to, companies that produce,
                                      generate, transmit, or distribute
                                      natural gas or electricity, as
                                      well as in companies that provide
                                      telecommunications services,
                                      including local, long distance and
                                      wireless. A portion of the Fund's
                                      assets are not required to be
                                      invested in the sector.

--------------------------------------------------------------------------

                                       B9

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER         INVESTMENT OBJECTIVE
--------------------------------------------------------------------------

LIBERTY VARIABLE INSURANCE TRUST
     600 Atlantic Avenue, Boston, MA 02210

--------------------------------------------------------------------------

COLONIAL SMALL CAP VALUE FUND         Seeks long-term growth by
  (CLASS B)                           investing primarily in small
  INVESTMENT ADVISER:  Columbia       capitalization equities.
  Management
    Advisers, Inc.

--------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST
     840 Newport Center Drive, Suite 300, Newport Beach, CA 92660

--------------------------------------------------------------------------

PIMCO HIGH YIELD PORTFOLIO            Seeks maximum total return,
  INVESTMENT ADVISER:  Pacific        consistent with preservation of
  Investment                          capital and prudent investment
    Management Co.                    management.

--------------------------------------------------------------------------

PIMCO STOCKSPLUS GROWTH AND INCOME    Seeks total  return  which  exceeds
  PORTFOLIO                           that of the S&P 500.
  INVESTMENT ADVISER:  Pacific
  Investment Management Co.

--------------------------------------------------------------------------
PIONEER VARIABLE CONTRACTS TRUST
     60 State Street, Boston, MA 02109

--------------------------------------------------------------------------

PIONEER FUND VCT PORTFOLIO (Class II) Seeks reasonable income and
  INVESTMENT ADVISER:  Pioneer        capital growth. Invests in a broad
  Investment Management, Inc.         list of carefully selected,
                                      reasonably priced securities
                                      rather than in securities whose
                                      prices reflect a premium resulting
                                      from their current market
                                      popularity. Invests the major
                                      portion of its assets in equity
                                      securities, primarily of U.S.
                                      issuers.

--------------------------------------------------------------------------

PIONEER MID CAP VALUE VCT PORTFOLIO   Seeks capital appreciation by
  (Class II)                          investing in a diversified
  INVESTMENT ADVISER:  Pioneer        portfolio of securities consisting
  Investment Management, Inc.         primarily of common stocks.
                                      Normally, invests at least 80% of
                                      total assets in equity securities
                                      of mid-size companies, that is,
                                      companies with market values
                                      within the range of market values
                                      of companies included in the
                                      Russell Midcap(R) Value Index.

--------------------------------------------------------------------------
PRO FUNDS VP
     3435 Stelzer Road, Suite 1000, P.O. Box 182100, Columbus, OH
     43218-2000

--------------------------------------------------------------------------

PROFUND VP BULL                       Seeks daily investment results,
  INVESTMENT ADVISER: ProFund         before fees and expenses, that
  Advisors, LLC                       correspond to the daily
                                      performance of the S&P 500 Index.

--------------------------------------------------------------------------

PROFUND VP EUROPE 30                  Seeks daily investment results,
  INVESTMENT ADVISER:  ProFund        before fees and expenses, that
  Advisors, LLC                       correspond to the daily
                                      performance of the ProFunds Europe
                                      30 Index.

--------------------------------------------------------------------------

PROFUND VP RISING RATES OPPORTUNITY   Seeks daily investment results,
  INVESTMENT ADVISER: ProFund         before fees and expenses, that
  Advisors, LLC                       correspond to one and one-quarter
                                      times (125%) the inverse
                                      (opposite) of the daily price
                                      movement of the most recently
                                      issued 30-year U.S. Treasury Bond
                                      ("Long Bond").

--------------------------------------------------------------------------

                                       B10

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER         INVESTMENT OBJECTIVE
--------------------------------------------------------------------------

PROFUND VP SMALL-CAP                  Seeks daily investment results,
  INVESTMENT ADVISER:  ProFund        before fees and expenses, that
  Advisors, LLC                       correspond to the daily
                                      performance of the Russell 2000
                                      Index.

--------------------------------------------------------------------------
PRUDENTIAL SERIES FUND, INC.
     751 Broad Street, Newark, NJ 07102

--------------------------------------------------------------------------

JENNISON PORTFOLIO (Class II)         Seeks to achieve long-term growth
  INVESTMENT ADVISER:  Prudential     of capital. Invests primarily in
  Investments, LLC                    equity securities of major,
  INVESTMENT SUBADVISER:  Jennison    established corporations that the
  Associates, LLC                     investment adviser believes offer
                                      above-average growth prospects.
                                      May invest up to 30% of total
                                      assets in foreign securities.
                                      Normally invests 65% of total
                                      assets in common stocks and
                                      preferred stocks of companies with
                                      capitalization in excess of $1
                                      billion.

--------------------------------------------------------------------------

SP JENNISON INTERNATIONAL GROWTH      Seeks long-term growth of capital.
  PORTFOLIO (Class II)                Invests in equity-related
  INVESTMENT ADVISER:  Prudential     securities of foreign issuers that
  Investments, LLC                    the subadviser thinks will
  INVESTMENT SUBADVISER:  Jennison    increase in value over a period of
  Associates, LLC                     years. Invests primarily in the
                                      common stock of large and
                                      medium-sized foreign companies.
                                      Under normal circumstances,
                                      invests at least 65% of total
                                      assets in common stock of foreign
                                      companies operating or based in at
                                      least five different countries.

--------------------------------------------------------------------------

                                       B11

--------------------------------------------------------------------------------
APPENDIX C
--------------------------------------------------------------------------------

                                FIXED ACCOUNT II

Fixed Account II ("Fixed Account") is an optional fixed interest allocation offered during the accumulation phase of your variable annuity contract between you and ING USA Annuity and Life Insurance Company ("ING USA," the "Company," "we" or "our"). The Fixed Account, which is a segregated asset account of ING USA, provides a means for you to invest on a tax-deferred basis and earn a guaranteed interest for guaranteed interest periods (Fixed Interest Allocation(s)). We will credit your Fixed Interest Allocation(s) with a fixed rate of interest. We currently offer Fixed Interest Allocations with guaranteed interest periods of 5, 7 and 10 years. In addition, we may offer DCA Fixed Interest Allocations, which are 6-month and 1-year Fixed Interest Allocations available exclusively in connection with our dollar cost averaging program. We may offer additional guaranteed interest periods in some or all states, may not offer all guaranteed interest periods on all contracts or in all states and the rates for a given guaranteed interest period may vary among contracts. We set the interest rates periodically. We may credit a different interest rate for each interest period. The interest you earn in the Fixed Account as well as your principal is guaranteed by ING USA, as long as you do not take your money out before the maturity date for the applicable interest period. If you take your money out from a Fixed Interest Allocation more than 30 days before the applicable maturity date, we will apply a market value adjustment ("Market Value Adjustment"). A Market Value Adjustment could increase or decrease your contract value and/or the amount you take out. A surrender charge may also apply to withdrawals from your contract. You bear the risk that you may receive less than your principal because of the Market Value Adjustment. For contracts sold in some states, not all Fixed Interest Allocations are available. You have a right to return a contract for a refund as described in the prospectus.

THE FIXED ACCOUNT

You may allocate premium payments and transfer your Contract value to the guaranteed interest periods of the Fixed Account during the accumulation period as described in the prospectus. Every time you allocate money to the Fixed Account, we set up a Fixed Interest Allocation for the guaranteed interest period you select. We will credit your Fixed Interest Allocation with a guaranteed interest rate for the interest period you select, so long as you do not withdraw money from that Fixed Interest Allocation before the end of the guaranteed interest period. Each guaranteed interest period ends on its maturity date which is the last day of the month in which the interest period is scheduled to expire.

Your Contract value in the Fixed Account is the sum of your Fixed Interest Allocations and the interest credited as adjusted for any withdrawals, transfers or other charges we may impose, including any Market Value Adjustment. Your Fixed Interest Allocation will be credited with the guaranteed interest rate in effect for the guaranteed interest period you selected when we receive and accept your premium or reallocation of Contract value. We will credit interest daily at a rate that yields the quoted guaranteed interest rate. If you surrender, withdraw, transfer or annuitize your investment in a Fixed Interest Allocation more than 30 days before the end of the guaranteed interest period, we will apply a Market Value Adjustment to the transaction. A Market Value Adjustment could increase or decrease the amount you surrender, withdraw, transfer or annuitize, depending on current interest rates at the time of the transaction. You bear the risk that you may receive less than your principal because of the Market Value Adjustment.

GUARANTEED INTEREST RATES

Each Fixed Interest Allocation will have an interest rate that is guaranteed as long as you do not take your money out until its maturity date. We do not have a specific formula for establishing the guaranteed interest rates for the different guaranteed interest periods. We determine guaranteed interest rates at our sole

                                       C1
discretion. We cannot predict the level of future interest rates. For more information see the prospectus for the Fixed Account.

TRANSFERS FROM A FIXED INTEREST ALLOCATION

You may transfer your Contract value in a Fixed Interest Allocation to one or more new Fixed Interest Allocations with new guaranteed interest periods, or to any of the subaccounts of ING USA's Separate Account B as described in the prospectus on the maturity date of a guaranteed interest period. The minimum amount that you can transfer to or from any Fixed Interest Allocation is $100. Transfers from a Fixed Interest Allocation may be subject to a Market Value Adjustment. If you have a special Fixed Interest Allocation that was offered exclusively with our dollar cost averaging program, cancelling dollar cost averaging will cause a transfer of the entire Contract value in such Fixed Interest Allocation to the Liquid Assets subaccount, and such a transfer will be subject to a Market Value Adjustment.

Please be aware that the benefit we pay under certain optional benefit riders will be adjusted by any transfers you make to and from the Fixed Interest Allocations during specified periods while the rider is in effect. See "Optional Riders" in the prospectus.

WITHDRAWALS FROM A FIXED INTEREST ALLOCATION

During the accumulation phase, you may withdraw a portion of your Contract value in any Fixed Interest Allocation. You may make systematic withdrawals of only the interest earned during the prior month, quarter or year, depending on the frequency chosen, from a Fixed Interest Allocation under our systematic withdrawal option. A withdrawal from a Fixed Interest Allocation may be subject to a Market Value Adjustment and a contract surrender charge. Be aware that withdrawals may have federal income tax consequences, including a 10% penalty tax, as well as state income tax consequences.

Please be aware that the benefit we pay under any of the optional benefit riders will be reduced by any withdrawals you made from the Fixed Interest Allocations during the period while the rider is in effect. See "Optional Riders" in the prospectus.

MARKET VALUE ADJUSTMENT

A Market Value Adjustment may decrease, increase or have no effect on your Contract value. We will apply a Market Value Adjustment (i) whenever you withdraw or transfer money from a Fixed Interest Allocation (unless made within 30 days before the maturity date of the applicable guaranteed interest period, or under the systematic withdrawal or dollar cost averaging program) and (ii) if on the annuity start date a guaranteed interest period for any Fixed Interest Allocation does not end on or within 30 days of the annuity start date. A Market Value Adjustment may be positive, negative or result in no change. In general, if interest rates are rising, you bear the risk that any Market Value Adjustment will likely be negative and reduce your Contract value. On the other hand, if interest rates are falling, it is more likely that you will receive a positive Market Value Adjustment that increases your Contract value. In the event of a full surrender, transfer or annuitization from a Fixed Interest Allocation, we will add or subtract any Market Value Adjustment from the amount surrendered, transferred or annuitized. In the event of a partial withdrawal, transfer or annuitization, we will add or subtract any Market Value Adjustment from the total amount withdrawn, transferred or annuitized in order to provide the amount requested. If a negative Market Value Adjustment exceeds your Contract value in the Fixed Interest Allocation, we will consider your request to be a full surrender, transfer or annuitization of the Fixed Interest Allocation.

CONTRACT VALUE IN THE FIXED INTEREST ALLOCATIONS

On the contract date, the Contract value in any Fixed Interest Allocation in which you are invested is equal to the portion of the initial premium paid and designated for allocation to the Fixed Interest Allocation. On each business day after the contract date, we calculate the amount of Contract value in each Fixed Interest Allocation as follows:

                                       C2

     (1) We take the Contract value in the Fixed Interest Allocation at the end of the preceding business day.

     (2) We credit a daily rate of interest on (1) at the guaranteed rate since the preceding business day.

     (3)  We add (1) and

     (4)  We subtract from (3) any transfers from that Fixed Interest
          Allocation.

     (5) We subtract from (4) any withdrawals, and then subtract any contract fees (including any rider charges) and premium taxes.

Additional premium payments and transfers allocated to the Fixed Account will be placed in a new Fixed Interest Allocation. The Contract value on the date of allocation will be the amount allocated. Several examples which illustrate how the Market Value Adjustment works are included in the prospectus for the Fixed Account

CASH SURRENDER VALUE

The cash surrender value is the amount you receive when you surrender the Contract. The cash surrender value of amounts allocated to the Fixed Account will fluctuate daily based on the interest credited to Fixed Interest Allocations, any Market Value Adjustment, and any surrender charge. We do not guarantee any minimum cash surrender value. On any date during the accumulation phase, we calculate the cash surrender value as follows: we start with your Contract value, then we adjust for any Market Value Adjustment, and then we deduct any surrender charge, any charge for premium taxes, the annual contract administrative fee (unless waived), and any optional benefit rider charge, and any other charges incurred but not yet deducted.

DOLLAR COST AVERAGING FROM FIXED INTEREST ALLOCATIONS

You may elect to participate in our dollar cost averaging program if you have at least $1,200 of Contract value in Fixed Account Interest Allocations with a guaranteed interest period of 1 year or less. The Fixed Interest Allocations serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other Fixed Interest Allocations or contract investment portfolio subaccounts selected by you.

The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels. You elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100. You may change the transfer amount once each contract year.

Transfers from a Fixed Interest Allocation under the dollar cost averaging program are not subject to a Market Value Adjustment. We may in the future offer additional subaccounts or withdraw any subaccount or Fixed Interest Allocation to or from the dollar cost averaging program or otherwise modify, suspend or terminate this program. Of course, such change will not affect any dollar cost averaging programs in operation at the time.

SUSPENSION OF PAYMENTS

We have the right to delay payment of amounts from a Fixed Interest Allocation for up to 6 months.

MORE INFORMATION

See the prospectus for Fixed Account II.

                                       C3

--------------------------------------------------------------------------------
APPENDIX D
--------------------------------------------------------------------------------


                             FIXED INTEREST DIVISION

A Fixed Interest Division option is available through the group and individual deferred variable annuity contracts offered by ING USA Annuity and Life Insurance Company. The Fixed Interest Division is part of the ING USA General Account. Interests in the Fixed Interest Division have not been registered under the Securities Act of 1933, and neither the Fixed Interest Division nor the General Account are registered under the Investment Company Act of 1940.

Interests in the Fixed Interest Division are offered in certain states through an Offering Brochure, dated May 1, 2003. The Fixed Interest Division is different from the Fixed Account which is described in the prospectus but which is not available in your state. If you are unsure whether the Fixed Account is available in your state, please contact our Customer Service Center at (800) 366-0066. When reading through the Prospectus, the Fixed Interest Division should be counted among the various investment options available for the allocation of your premiums, in lieu of the Fixed Account. The Fixed Interest Division may not be available in some states. Some restrictions may apply.

You will find more complete information relating to the Fixed Interest Division in the Offering Brochure. Please read the Offering Brochure carefully before you invest in the Fixed Interest Division.

                                        D

--------------------------------------------------------------------------------
APPENDIX E
--------------------------------------------------------------------------------


                 SURRENDER CHARGE FOR EXCESS WITHDRAWALS EXAMPLE

The following assumes you made an initial premium payment of $10,000 and additional premium payments of $10,000 in each of the second and third contract years, for total premium payments under the Contract of $30,000. It also assumes a withdrawal at the end of the third contract year of 30% of the contract value of $35,000, that Standard Death Benefit was selected and that the applicable minimum required distribution ("MRD") is $2,000. In this example, $3,500 (10% of contract value) is the maximum free withdrawal amount that you may withdraw without a surrender charge. The total amount withdrawn from the contract would be $10,500 ($35,000 x .30). Therefore, $7,000 (10,500 - 3,500) is considered an excess withdrawal of a part of the initial premium payment of $10,000 and would be subject to a 4% surrender charge of $280 ($7,000 x .04). The amount of the withdrawal paid to you will be $10,220 ($10,500 - $280).

If the MRD had been $4,000, instead of $2,000, the amount subject to the 4% surrender charge would be $6,500 ($10,500 - $4,000) and a surrender charge of $260 ($6,500 x .04) would apply. This example does not take into account any Market Value Adjustment or deduction of any premium taxes.

                                        E

--------------------------------------------------------------------------------
APPENDIX F
--------------------------------------------------------------------------------


  PRO-RATA WITHDRAWAL ADJUSTMENT FOR 7% SOLUTION DEATH BENEFIT ELEMENT EXAMPLES

These examples assume that withdrawals have not exceeded 7% of premium in any year. They apply to the 7% Solution Death Benefit Element of the Max 7 Death Benefit.

EXAMPLE #1: THE CONTRACT VALUE (AV) IS LOWER THAN THE DEATH BENEFIT

     Assume a premium payment of $100,000, AV at the time of withdrawal of $87,000 and a 7% Solution minimum guarantee death benefit ("MGDB") at the time of withdrawal of $127,000. A total withdrawal of $27,000 is made. The withdrawal is a combination of Special Withdrawal and Pro-rata Withdrawal.

Calculate the Effect of the Withdrawal

     1.   The Special Withdrawal is $7,000 (7% of $100,000).

          MGDB after Special Withdrawal = $120,000 ($127,000 - $7,000)

          AV after Special Withdrawal = $80,000 ($87,000 - $7,000)

          The Pro-rata Withdrawal is $20,000 ($27,000 - $7,000).

     2. Pro-rata Withdrawal Adjustment to MGDB = $30,000 ($120,000 * ($20,000 / $80,000))

          MGDB after Pro-rata Withdrawal = $90,000 ($120,000 - $30,000)

          AV after Pro-rata Withdrawal = $60,000 ($80,000 - $20,000)


EXAMPLE #2: THE CONTRACT VALUE (AV) IS GREATER THAN THE DEATH BENEFIT

     Assume a premium payment of $100,000, AV at the time of withdrawal of $167,000 and a 7% Solution minimum guarantee death benefit ("MGDB") at the time of withdrawal of $127,000. A total withdrawal of $27,000 is made. The withdrawal is a combination of Special Withdrawal and Pro-rata Withdrawal.

Calculate the Effect of the Withdrawal

     1.   The Special Withdrawal is $7,000 (7% of $100,000).

          MGDB after Special Withdrawal = $120,000 ($127,000 - $7,000)

          AV after Special Withdrawal = $160,000 ($167,000 - $7,000)

          The Pro-rata Withdrawal is $20,000 ($27,000 - $7,000).

     2. Pro-rata Withdrawal Adjustment to MGDB = $15,000 ($120,000 * ($20,000 / $160,000))

          MGDB after Pro-rata Withdrawal = $105,000 ($120,000 - $15,000)

          AV after Pro-rata Withdrawal = $140,000 ($160,000 - $20,000)

                                       F1

EXAMPLE #3: THE CONTRACT VALUE (AV) IS EQUAL TO THE DEATH BENEFIT

     Assume a premium payment of $100,000, AV at the time of withdrawal of $127,000 and a 7% Solution minimum guarantee death benefit ("MGDB") at the time of withdrawal of $127,000. A total withdrawal of $27,000 is made. The withdrawal is a combination of Special Withdrawal and Pro-rata Withdrawal.

Calculate the Effect of the Withdrawal

     1.   The Special Withdrawal is $7,000 (7% of $100,000).

          MGDB after Special Withdrawal = $120,000 ($127,000 - $7,000)

          AV after Special Withdrawal = $120,000 ($127,000 - $7,000)

          The Pro-rata Withdrawal is $20,000 ($27,000 - $7,000).

     2. Pro-rata Withdrawal Adjustment to MGDB = $20,000 ($120,000 * ($20,000 / $120,000))

          MGDB after Pro-rata Withdrawal = $100,000 ($120,000 - $20,000)

          AV after Pro-rata Withdrawal = $100,000 ($120,000 - $20,000)

                                       F2

--------------------------------------------------------------------------------
APPENDIX G
--------------------------------------------------------------------------------


                    SPECIAL FUNDS AND EXCLUDED FUNDS EXAMPLES

     EXAMPLE #1: The following examples are intended to demonstrate the impact on your 7% Solution Death Benefit Element ("7% MGDB") of allocating your Contract Value to Special Funds.

-----------------------------------------    ---------------------------------------    --------------------------------------
        7% MGDB IF 50% INVESTED                      7% MGDB IF 0% INVESTED                   7% MGDB IF 100% INVESTED
            IN SPECIAL FUNDS                            IN SPECIAL FUNDS                          IN SPECIAL FUNDS
-----------------------------------------    ---------------------------------------    --------------------------------------

END OF YR   COVERED   SPECIAL    TOTAL       END OF YR  COVERED  SPECIAL    TOTAL       END OF YR COVERED   SPECIAL   TOTAL
      0       500       500      1,000            0      1,000       --     1,000            0        0       1000     1000
      1       535       500      1,035            1      1,070       --     1,070            1        0       1000     1000
      2       572       500      1,072            2      1,145       --     1,145            2        0       1000     1000
      3       613       500      1,113            3      1,225       --     1,225            3        0       1000     1000
      4       655       500      1,155            4      1,311       --     1,311            4        0       1000     1000
      5       701       500      1,201            5      1,403       --     1,403            5        0       1000     1000
      6       750       500      1,250            6      1,501       --     1,501            6        0       1000     1000
      7       803       500      1,303            7      1,606       --     1,606            7        0       1000     1000
      8       859       500      1,359            8      1,718       --     1,718            8        0       1000     1000
      9       919       500      1,419            9      1,838       --     1,838            9        0       1000     1000
     10       984       500      1,484           10      1,967       --     1,967           10        0       1000     1000
-----------------------------------------    ---------------------------------------    --------------------------------------




---------------------------------------    -------------------------------------
       7% MGDB IF TRANSFERRED TO                 7% MGDB IF TRANSFERRED TO
             SPECIAL FUNDS                             COVERED FUNDS
       AT THE BEGINNING OF YEAR 6                AT THE BEGINNING OF YEAR 6
---------------------------------------    -------------------------------------

END OF YR   COVERED   SPECIAL    TOTAL     END OF YR  COVERED  SPECIAL    TOTAL
      0      1,000        --     1,000          0         --    1,000     1,000
      1      1,070        --     1,070          1         --    1,000     1,000
      2      1,145        --     1,145          2         --    1,000     1,000
      3      1,225        --     1,225          3         --    1,000     1,000
      4      1,311        --     1,311          4         --    1,000     1,000
      5      1,403        --     1,403          5         --    1,000     1,000
      6         --     1,403     1,403          6      1,070       --     1,070
      7         --     1,403     1,403          7      1,145       --     1,145
      8         --     1,403     1,403          8      1,225       --     1,225
      9         --     1,403     1,403          9      1,311       --     1,311
     10         --     1,403     1,403         10      1,403       --     1,403
---------------------------------------    -------------------------------------

                                       G1

    EXAMPLE #2:  The following  examples are intended to demonstrate the impact on your 7% Solution Death Benefit Element ("7% MGDB") of allocating your Contract Value to Excluded Funds.

    ----------------------------------------------------------------------------
    % MGDB IF 50% INVESTED IN EXCLUDED FUNDS

    ----------------------------------------------------------------------------
                     Covered           Excluded            Total
                --------------------------------------------------------
     End of yr  7% MGDB                                                  Death
                            AV    "7% MGDB"    AV    7% MGDB     AV     Benefit
         0        500      500       500      500     1,000       1,000  1,000
         1        535      510       535      510     1,045       1,020  1,045
         2        572      490       572      490     1,062         980  1,062
         3        613      520       613      520     1,133       1,040  1,133
         4        655      550       655      550     1,205       1,100  1,205
         5        701      450       701      450     1,151         900  1,151
         6        750      525       750      525     1,275       1,050  1,275
         7        803      600       803      600     1,403       1,200  1,403
         8        859      750       859      750     1,609       1,500  1,609
         9        919      500       919      500     1,419       1,000  1,419
        10        984      300       984      300     1,284         600  1,284
    ----------------------------------------------------------------------------


  ---------------------------------------   ------------------------------------
           7% MGDB IF 0% INVESTED                    7% MGDB IF 100% INVESTED
             IN EXCLUDED FUNDS                          IN EXCLUDED FUNDS

  ---------------------------------------   ------------------------------------
                   Covered                                   Excluded
             --------------------                      ---------------------
  End of yr                     Death       End of yr                    Death
              7% MGDB     AV   Benefit              "7% MGDB"    AV      Benefit
      0        1,000    1,000   1,000         0       1,000     1,000     1,000
      1        1,070    1,020   1,070         1       1,070     1,020     1,020
      2        1,145      980   1,145         2       1,145       980       980
      3        1,225    1,040   1,225         3       1,225     1,040     1,040
      4        1,311    1,100   1,311         4       1,311     1,100     1,100
      5        1,403      900   1,403         5       1,403       900       900
      6        1,501    1,050   1,501         6       1,501     1,050     1,050
      7        1,606    1,200   1,606         7       1,606     1,200     1,200
      8        1,718    1,500   1,718         8       1,718     1,500     1,500
      9        1,838    1,000   1,838         9       1,838     1,000     1,000
      10       1,967      600   1,967        10       1,967       600       600
  ---------------------------------------   ------------------------------------


Note: AV are hypothetical illustrative values. Not a projection. "7% MGDB" for Excluded funds is notional. Not payable as a benefit. Death Benefit for Excluded Funds equals Accumulation Value (AV)

                                       G2

   -----------------------------------------------------------------------------
                   TRANSFER FROM COVERED FUNDS TO EXCLUDED FUNDS
                           AT THE BEGINNING OF YEAR 6
   -----------------------------------------------------------------------------
                   Covered            Excluded            Total
              ---------------------------------------------------------
   end of yr  7% MGDB     AV     "7%         AV     7% MGDB     AV     Death
                                  MGDB"                                 Benefit
       --      1,000     1,000       --       --     1,000     1,000     1,000
        1      1,050     1,020       --       --     1,050     1,020     1,050
        2      1,103       980       --       --     1,103       980     1,103
        3      1,158     1,040       --       --     1,158     1,040     1,158
        4      1,216     1,100       --       --     1,216     1,100     1,216
        5      1,276       900       --       --     1,276       900     1,276
        6         --       --     1,340     1,050    1,050     1,050     1,050
        7         --       --     1,407     1,200    1,200     1,200     1,200
        8         --       --     1,477     1,500    1,500     1,500     1,500
        9         --       --     1,551     1,000    1,000     1,000     1,000
       10         --       --     1,629       600      600      600        600
   -----------------------------------------------------------------------------


Note: 7% MGDB transferred to Excluded Funds equals the 7% MGDB in Covered Funds (or pro-rata portion thereof for partial transfer). Transfers from Special Funds to Excluded Funds work the same as Covered to Excluded (except 7% MGDB in Special Funds does not accumulate).

   -----------------------------------------------------------------------------
                   TRANSFER FROM EXCLUDED FUNDS TO COVERED FUNDS

                           AT THE BEGINNING OF YEAR 6

   -----------------------------------------------------------------------------
                   Covered            Excluded            Total
              ---------------------------------------------------------
   end of yr  7% MGDB     AV      "7%         AV     7% MGDB    AV       Death
                                  MGDB"                                 Benefit
       --         --       --     1,000     1,000    1,000     1,000     1,000
       1          --       --     1,050     1,020    1,020     1,020     1,020
       2          --       --     1,103       980      980       980       980
       3          --       --     1,158     1,040    1,040     1,040     1,040
       4          --       --     1,216     1,100    1,100     1,100     1,100
       5          --       --     1,276       900      900       900       900
       6          945    1,050       --       --       945     1,050     1,050
       7          992    1,200       --       --       992     1,200     1,200
       8        1,042    1,500       --       --     1,042     1,500     1,500
       9        1,094    1,000       --       --     1,094     1,000     1,094
      10        1,149      600       --       --     1,149       600     1,149
   -----------------------------------------------------------------------------

Note: 7% MGDB transferred to Covered Funds is the lesser of 7% MGDB in Excluded Funds (or portion thereof for partial transfer) and AV transferred to Covered Funds. Transfers from Excluded Funds to Special Funds work the same as Excluded to Covered (except 7% MGDB in Special Funds does not accumulate).

                                       G3

--------------------------------------------------------------------------------
APPENDIX H
--------------------------------------------------------------------------------


             EXAMPLES OF ADJUSTMENTS TO THE MGWB WITHDRAWAL ACCOUNT
                  AND THE MAXIMUM ANNUAL WITHDRAWAL AMOUNT FOR
         WITHDRAWALS IN EXCESS OF THE MAXIMUM ANNUAL WITHDRAWAL AMOUNT
                          ("EXCESS WITHDRAWAL AMOUNT")

EXAMPLE #1: OWNER HAS INVESTED ONLY IN COVERED FUNDS

         Assume the Contract Value ("CV") before the withdrawal is $100,000 and is invested in Covered Funds only, the Eligible Payment Amount ("EPA") is $100,000, the Maximum Annual Withdrawal Amount ("MAW") is $7,000, the MGWB Withdrawal Account allocated to Covered Funds ("Covered Withdrawal Account") is $120,000, and a withdrawal of $10,000 is made. The effect of the withdrawal is calculated as follows:

         The new CV is $90,000  ($100,000 - $10,000).

         The Excess Withdrawal Amount is $3,000 ($10,000 - $7,000).

         The Covered Withdrawal Account is first reduced dollar-for-dollar by the portion of the withdrawal up to the MAW to $113,000 ($120,000 - $7,000), and is then reduced pro-rata based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $109,354.84 ($113,000 * (1 - $3,000 / 93,000)).

         The EPA is reduced pro-rata based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)). The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied pro-rata regardless of whether CV is allocated to Covered or Excluded Funds. The MAW is then recalculated to be 7% of the new EPA or $6,774.19 ($96.774.19 * 7%).

                                       H1

EXAMPLE #2: OWNER HAS INVESTED ONLY IN EXCLUDED FUNDS

         Assume the Contract Value ("CV") before the withdrawal is $100,000 and is invested in Excluded Funds only, the Eligible Payment Amount ("EPA") is $100,000, the Maximum Annual Withdrawal Amount ("MAW") is $7,000, the MGWB Withdrawal Account allocated to Excluded Funds ("Excluded Withdrawal Account") is $120,000, and a withdrawal of $10,000 is made. The effect of the withdrawal is calculated as follows:

         The new CV is $90,000  ($100,000 - $10,000).

         The Excess Withdrawal Amount is $3,000 ($10,000 - $7.000).

         The Excluded Withdrawal Account is reduced pro-rata based on the ratio of the entire amount withdrawn to the CV (before the withdrawal) to $108,000 ($120,000 * (1 - $10,000 / $100,000)).

         The EPA is reduced pro-rata based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000/$93,000)). The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied pro-rata regardless of whether CV is allocated to Covered or Excluded Funds. The MAW is then recalculated to be 7% of the new EPA or $6,774.19 ($96.774.19 * 7%).

EXAMPLE #3: OWNER HAS INVESTED IN BOTH COVERED AND EXCLUDED FUNDS

         Assume the Contract Value ("CV") before the withdrawal is $100,000 and is invested $60,000 in Covered Funds and $40,000 in Excluded Funds. Further assume that the Eligible Payment Amount ("EPA") is $100,000, the Maximum Annual Withdrawal Amount ("MAW") is $7,000, the MGWB Withdrawal Account allocated to Covered Funds ("Covered Withdrawal Account") is $75,000, the MGWB Withdrawal Account allocated to Excluded Funds ("Excluded Withdrawal Account") is $45,000, and a withdrawal is made of $10,000 ($8,000 from Covered Funds and $2,000 from Excluded Funds).

         The new CV for Covered Funds is $52,000 ($60,000 - $8,000), and the new CV for Excluded Funds is $38,000 ($40,000 - $2,000).

         The Covered Withdrawal Account is first reduced dollar-for-dollar by the lesser of the MAW ($7,000) and the amount withdrawn from Covered Funds ($8,000) to $68,000 ($75,000 - $7,000), and is then reduced pro-rata based on the ratio of any Excess Withdrawal Amount from Covered Funds to the CV in Covered Funds (after being reduced for the withdrawal up to the MAW) to $66,716.98 ($68,000 * (1 - $1,000 / $53,000).

         The Excluded Withdrawal Account is reduced pro-rata based on the ratio of the amount withdrawn from Excluded Funds to the CV in Excluded Funds (prior to the withdrawal) to $42,750 ($45,000 * (1 - $2,000 / $40,000)).

         The EPA is reduced pro-rata based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)). The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied pro-rata regardless of whether CV is allocated to Covered or Excluded Funds. The MAW is then recalculated to be 7% of the new EPA or $6,774.19 ($96.774.19 * 7%).

                                       H2

--------------------------------------------------------------------------------
APPENDIX I
--------------------------------------------------------------------------------


                   DEATH BENEFITS FOR YR-2001 CONTRACT OWNERS

The purpose of this appendix is to describe the death benefits applicable to contract owners in the Yr-2001 category. OTHER THAN AS SPECIFIED BELOW, PLEASE SEE THE PROSPECTUS FOR A FULL DESCRIPTION OF YOUR DEATH BENEFIT OPTIONS AND OTHER CONTRACT FEATURES. CAPITALIZED TERMS HAVE THE SAME MEANING AS DESCRIBED IN THE PROSPECTUS. IF YOU ARE UNSURE OF WHICH CATEGORY APPLIES TO YOU, PLEASE CALL OUR CUSTOMER SERVICE CENTER. AS USED IN THIS APPENDIX, "NON-SPECIAL FUNDS" HAS THE SAME MEANING AS "COVERED FUNDS" IN THE PROSPECTUS. We use the Base Death Benefit to help determine the minimum death benefit payable under each of the death benefit options described below. You do not elect the Base Death Benefit. The Base Death Benefit is equal to the greater of:

     1) the contract value; and

     2) the cash surrender value.

The STANDARD DEATH BENEFIT equals the GREATEST of the Base Death Benefit, the floor, and the SUM of:

     1)   the contract value allocated to Special Funds; and

     2) the Standard Minimum Guaranteed Death Benefit for amounts allocated to Non-Special Funds.

The Standard Minimum Guaranteed Death Benefit equals:

     1) the initial premium payment allocated to Special and Non-Special Funds, respectively;

     2) increased by premium payments and adjusted for transfers, allocated to Special and Non-Special Funds, respectively, after issue; and

     3) reduced by a pro-rata adjustment for any withdrawal or transfer taken from the Special and Non-Special Funds, respectively.

In the event of transfers from Special to Non-Special funds, the increase in the Minimum Guaranteed Death Benefit of the Non-Special Fund will equal the lesser of the reduction in the Minimum Guaranteed Death Benefit in the Special Fund and the contract value transferred. In the event of transfers from Non-Special to Special Funds, the increase in the Minimum Guaranteed Death Benefit of the Special Fund will equal the reduction in the Minimum Guaranteed Death Benefit in the Non-Special Fund.

THE FLOOR FOR THE DEATH BENEFIT IS the total premium payments made under the Contract reduced by a pro-rata adjustment for any withdrawal.

ENHANCED DEATH BENEFIT OPTIONS. Under the Enhanced Death Benefit options, if you die before the annuity start date, your beneficiary will receive the greater of the Standard Death Benefit and the Enhanced Death Benefit option elected. For purposes of calculating the Enhanced Death Benefits, certain investment portfolios, and the Fixed Account are designated as "Special Funds." For Contracts issued on or after May 1, 2003, the following investment options are designated as Special Funds: the ING Liquid Assets Portfolio; the ING VP Bond Portfolio; the ING PIMCO Core Bond Portfolio; the ProFunds VP Rising Rates Opportunity Portfolio, the Fixed Account; the Fixed Interest Division; and the TSA Special Fixed Account. For Contracts issued before May 1, 2003, the ING VP Bond Portfolio and the ING PIMCO Core Bond Portfolio are not

                                       I1
designated as Special Funds. For Contracts issued before September 2, 2003, the ProFunds VP Rising Rates Opportunity Portfolio is not designated as a Special Fund. We may, with 30 days notice to you, designate any investment portfolio as a Special Fund on existing contracts with respect to new premiums added to such investment portfolio and also with respect to new transfers to such investment portfolio. Selecting a Special Fund may limit or reduce the enhanced death benefit. For the period during which a portion of the contract value is allocated to a Special Fund, we may, at our discretion, reduce the mortality and expense risk charge attributable to that portion of the contract value. The reduced mortality and expense risk charge will be applicable only during that period.

The 7% SOLUTION ENHANCED DEATH BENEFIT, equals the GREATEST of:

     1)   the Standard Death Benefit;

     2)   the floor; and

     3) the sum of the contract value allocated to Special Funds and the 7% Solution Minimum Guaranteed Death Benefit for Non-Special Funds.


The 7% Solution Minimum Guaranteed Death Benefit for Special and Non-Special Funds equals the lesser of:

     1) premiums, adjusted for withdrawals and transfers, accumulated at 7% until the earlier of attainment of age 80 or reaching the cap (equal to 3 times all premium payments, as reduced by adjustments for withdrawals) and thereafter at 0%, subject to a floor as described below, and

        2) the cap.

Withdrawals of up to 7% per year of cumulative premiums are referred to as special withdrawals. Special withdrawals reduce the 7% Solution Minimum Guaranteed Death Benefit by the amount of contract value withdrawn. For any other withdrawals (withdrawals in excess of the amount available as a special withdrawal), a pro-rata adjustment to the 7% Solution Minimum Guaranteed Death Benefit is made. The amount of the pro-rata adjustment for withdrawals from Non-Special Funds will equal (a) times (b) divided by (c): where (a) is the 7% Solution Minimum Guaranteed Death Benefit for Non-Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Non-Special Funds before the withdrawal. The amount of the pro-rata adjustment for withdrawals from Special Funds will equal (a) times (b) divided by (c): where (a) is the 7% Solution Minimum Guaranteed Death Benefit for Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Special Funds before the withdrawal. Transfers from Special to Non-Special Funds will reduce the 7% Solution Minimum Guaranteed Death Benefit and the cap for Special Funds on a pro-rata basis. The resulting increase in the 7% Solution Minimum Guaranteed Death Benefit in the Non-Special Funds will equal the lesser of the reduction in the 7% Solution Minimum Guaranteed Death Benefit in the Special Funds and the contract value transferred. The increase in the cap for Non-Special Funds will equal the reduction in the cap for Special Funds.

Transfers from Non-Special to Special Funds will reduce the 7% Solution Minimum Guaranteed Death Benefit and the cap in the Non-Special Funds on a pro-rata basis. The resulting increase in the 7% Solution Minimum Guaranteed Death Benefit and the cap for the Special Funds will equal the reduction in the 7% Solution Minimum Guaranteed Death Benefit and the cap for the Non-Special Funds.

THE FLOOR FOR THE 7% SOLUTION ENHANCED DEATH BENEFIT is determined by the same calculations described above for the 7% Solution Minimum Guaranteed Death Benefit except as follows: If you transfer contract value to a Special Fund, the minimum floor will not be reduced by the transfer. Instead, a portion of the floor (equal to the percentage of contract value transferred) just prior to the transfer will be frozen (with 0% subsequent growth) unless the contract value is transferred back to the Non-Special Funds. Upon such transfer back to Non-Special Funds, we will resume accumulating that portion of the floor at the 7% annual

                                       I2
effective rate as described above, subject to the age limit and the cap described above. Similarly, for contract value allocated directly to Special Funds, that portion of the floor will be the contract value allocated, and will not accumulate while invested in Special Funds. Withdrawals will reduce the floor as described for the minimum guaranteed death benefit above. Your death benefit will be the greater of the floor and the death benefit determined as described above.

The ANNUAL RATCHET ENHANCED DEATH BENEFIT equals the GREATEST of:

        1)   the Standard Death Benefit;

        2)   the floor; and

        3) the sum of the contract value allocated to Special Funds and the Annual Ratchet Minimum Guaranteed Death Benefit allocated to Non-Special Funds.

The Annual Ratchet Minimum Guaranteed Death Benefit equals:

        1) the initial premium allocated at issue to Special and Non-Special Funds, respectively;

        2) increased dollar for dollar by any premium allocated after issue to Special and Non-Special funds, respectively;

        3) for Non-Special Funds, adjusted on each anniversary that occurs on or prior to attainment of age 90 to the greater of the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds from the prior anniversary (adjusted for new premiums, partial withdrawals allocated to Non-Special Funds, and transfers between Special and Non-Special Funds) and the current contract value allocated to Non-Special Funds;

        4) for Special Funds, adjusted on each anniversary that occurs on or prior to attainment of age 90 to the greater of the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds from the prior anniversary (adjusted for new premiums, partial withdrawals allocated to Special Funds, and transfers between Special and Non-Special and Non-Special Funds) and the current contract value allocated to Special Funds.

Withdrawals reduce the Annual Ratchet Minimum Guaranteed Death Benefit on a pro-rata basis, based on the amount withdrawn from the Special and Non-Special Funds, respectively. The amount of the pro-rata adjustment for withdrawals from Non-Special Funds will equal (a) times (b) divided by (c): where (a) is the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Non-Special Funds before withdrawal. The amount of the pro-rata adjustment for Special Funds will equal (a) times (b) divided by
(c): where (a) is the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Special Funds before the withdrawal. Transfers from Special to Non-Special Funds will reduce the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds on a pro-rata basis. The resulting increase in the Annual Ratchet Minimum Guaranteed Death Benefit in the Non-Special Funds will equal the lesser of the reduction in the Annual Ratchet Minimum Guaranteed Death Benefit in the Special Funds and the contract value transferred.

Transfers from Non-Special to Special Funds will reduce the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds on a pro-rata basis. The resulting increase in the Annual Ratchet Minimum Guaranteed Death Benefit for the Special Funds will equal the reduction in the Annual Ratchet Minimum Guaranteed Death Benefit for the Non-Special Funds.

THE FLOOR FOR THE ANNUAL RATCHET ENHANCED DEATH BENEFIT is determined as described above for the Annual Ratchet Minimum Guaranteed Death Benefit except that all investments will be treated as Non-Special Funds.

                                       I3

The MAX 7 ENHANCED DEATH BENEFIT equals the greater of the 7% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit. Under this death benefit option, the 7% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit are calculated in the same manner as if each were the elected benefit. Note: In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted. The enhanced death benefits may not be available in all states.

DEATH BENEFIT FOR EXCLUDED FUNDS

We will be designating certain investment portfolios as "Excluded Funds." Excluded Funds will include certain investment portfolios that, due to their volatility, will be excluded from the death benefit guarantees that might otherwise be provided. We may add new portfolios as Excluded Funds. We may also reclassify an existing portfolio as an Excluded Fund or remove such classification upon 30 days notice to you. Such reclassification will apply only to amounts transferred or otherwise added to such portfolio after the effective date of the reclassification. Investment in Excluded Funds will impact your death benefit. For the period of time, and to the extent, that you allocate premium or contract value to Excluded Funds, your death benefit attributable to that allocation will equal the contract value of that allocation. Any guarantee of death benefit in excess of contract value otherwise provided with regard to allocations to Non-Excluded Funds, does not apply to allocations to Excluded Funds. The death benefit provided under the Contract may be reduced to the extent that you allocate premium or contract value to Excluded Funds.

Transfers from Excluded Funds to Non-Excluded funds will reduce all death benefit components for Excluded Funds on a pro-rata basis. Except with respect to any maximum guaranteed death benefit, the resulting increase in the Non-Excluded Funds death benefit component will equal the lesser of the reduction in the death benefit for Excluded Funds and the contract value transferred. With respect to the maximum guaranteed death benefit, where applicable, the resulting increase in the Non-Excluded Funds maximum guaranteed death benefit will equal the reduction in the maximum guaranteed death benefit for Excluded Funds.

Transfers from Non-Excluded Funds to Excluded Funds will reduce the Non-Excluded Funds death benefit components on a pro-rata basis. The resulting increase in the death benefit components of Excluded Funds will equal the reduction in the Non-Excluded Funds death benefit components.

                                       I4

--------------------------------------------------------------------------------
APPENDIX J
--------------------------------------------------------------------------------


                      DEATH BENEFITS FOR CATEGORY MAY-2002
                           AND YR-2003 CONTRACT OWNERS

The purpose of this appendix is to describe the death benefits applicable to contract owners in the May-2002 and Yr-2003 Categories. Other than as specified below, please see the prospectus for a full description of your death benefit options and other Contract features. Capitalized terms have the same meaning as described in the prospectus. If you are unsure of which Category applies to you, please call our Customer Service Center. The following enhanced death benefit option was available when you purchased your Contract: The DEFERRED RATCHET ENHANCED DEATH BENEFIT equals the greater of:

        1)   the Standard Death Benefit; and

        2) the Deferred Ratchet Minimum Guaranteed Death Benefit ("Deferred Ratchet MGDB") allocated to Covered Funds plus the contract value allocated to Excluded Funds. No funds are currently designated as Excluded Funds for purposes of the Deferred Ratchet MGDB.

The Deferred Ratchet MGDB allocated to Covered Funds on the contract date equals the premium allocated to Covered Funds. On each "eligible contract anniversary," as defined below, which occurs on or prior to attainment of age 85, the Deferred Ratchet MGDB in Covered Funds will be set to the greater of:

        o the current contract value in Covered Funds (after deductions occurring as of that date); or

        o the Deferred Ratchet MGDB in Covered Funds from the prior eligible contract anniversary (after deductions occurring on that date), adjusted for new premiums and partial withdrawals attributable to Covered Funds, and transfers.

Eligible contract anniversary means:

        o for issue ages 0-76, the 8th contract anniversary, and each contract anniversary thereafter until the contract owner reaches the attained age of 85;

        o    for issues ages 77 and older, the 8th contract anniversary only.

Other than on eligible contract anniversaries, the Deferred Ratchet MGDB in the Covered Funds is equal to the Deferred Ratchet MGDB in the Covered Funds from the last eligible contract anniversary, adjusted for new premiums and partial withdrawals attributable to Covered Funds, and transfers.

The Deferred Ratchet MGDB allocated to Excluded Funds is equal to the Deferred Ratchet MGDB in the Excluded Funds from the last eligible contract anniversary, adjusted for new premiums and partial withdrawals attributable to Excluded Funds, and transfers. This calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds. On each eligible contract anniversary that occurs on or prior to attainment of age 85, the Deferred Ratchet MGDB in Excluded Funds will be set to the greater of:

                                       J1

        o the current contract value in Excluded Funds (after deductions occurring as of that date); or

        o the Deferred Ratchet MGDB in the Excluded Funds from the prior eligible contract anniversary (after deductions occurring on that date), adjusted for new premiums and partial withdrawals attributable to Excluded Funds, and transfers.

Other than on eligible contract anniversaries, the Deferred Ratchet MGDB in the Excluded Funds is equal to the Deferred Ratchet MGDB in the Excluded Funds from the last eligible contract anniversary, adjusted for new premiums and partial withdrawals attributable to Excluded Funds, and transfers. Withdrawals reduce the Deferred Ratchet MGDB on a pro-rata basis. The pro-rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Transfers among Fund categories do not reduce the overall Deferred Ratchet MGDB, but do affect the amount of the Deferred Ratchet MGDB in a particular Fund category. Net transfers from among the Funds will reduce the Deferred Ratchet MGDB in the Funds on a pro-rata basis.

CHANGE OF CONTRACT OWNER OR BENEFICIARY

For the Deferred Ratchet Death Benefit, if the new owner is age 76 or under on the date that ownership changes, the minimum guaranteed death benefit will continue, and the annual ratchet will stop upon the new owner attaining age 85. If the new owner is age 77 or older on the date of the ownership change (but less than age 86), and the contract has not reached the 8th anniversary, the deferred ratchet will apply upon the 8th anniversary; if the contract is beyond the 8th anniversary, there will be no further ratchets.

MORTALITY AND EXPENSE RISK CHARGE

The mortality and expense risk charge for the Deferred Ratchet Enhanced Death Benefit is 1.30% of the assets you have in each subaccount. The charge is deducted each business day at the rate of .003585%.

                                       J2

--------------------------------------------------------------------------------
APPENDIX K
--------------------------------------------------------------------------------


                      DEATH BENEFITS FOR MAY-2002, YR-2003
                          AND MAY-2003 CONTRACT OWNERS

The following is a description of the 7% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit for May-2002, Yr-2003 and May-2003 contract owners. Other than as described below, please see the prospectus for a full description of your death benefit options and other Contract features. Capitalized terms have the same meaning as described in the prospectus.

The 7% SOLUTION ENHANCED DEATH BENEFIT is the greater of:

               1)   the Standard Death Benefit; and

               2)   the lesser of:

                    a) 3 times all premium payments, adjusted for withdrawals (the "cap"); and

                    b) the sum of the 7% Solution Minimum Guaranteed Death Benefit ("7% MGDB") allocated to Covered Funds, the 7% MGDB allocated to Special Funds, and the contract value allocated to Excluded Funds.

For Contracts issued on or after May 1, 2003, for purposes of calculating the 7% Solution Enhanced Death Benefit, the following investment options are designated as Special Funds: the ING Liquid Assets Portfolio, the ING Limited Maturity Bond Portfolio, the ING VP Bond Portfolio, the ING Core Bond Portfolio, the Fixed Account, the Fixed Interest Division, and the TSA Special Fixed Account. For Contracts issued prior to May 1, 2003, the ING VP Bond Portfolio and the ING Core Bond Portfolio are not designated as Special Funds. No investment options are currently designated as Excluded Funds.

The 7% MGDB allocated to Covered Funds equals premiums allocated to Covered Funds, adjusted for withdrawals and transfers, accumulated at 7% until age 80 or the 7% MGDB reaches the cap. There is no accumulation once the cap is reached. Payment of additional premiums may cause the accumulation to resume, but there is no catch-up for any period where accumulation was suspended.

The 7% MGDB allocated to Special Funds equals premiums allocated to Special Funds, adjusted for withdrawals and transfers. There is no accumulation of Minimum Guaranteed Death Benefit allocated to Special Funds. The 7% MGDB allocated to Excluded Funds is determined in the same way as the 7% MGDB for Covered Funds, but the calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

Withdrawals reduce the 7% MGDB on a pro rata basis. The percentage reduction in the 7% MGDB for each Fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. The percentage reduction in the cap equals the percentage reduction in total contract value resulting from the withdrawal. The pro rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Transfers among Fund categories do not reduce the overall 7% MGDB, but do affect the amount of the 7% MGDB in a particular Fund category. Net transfers from among the Funds will reduce the 7% MGDB in the Funds on a pro rata basis.

                                       K1

The ANNUAL RATCHET ENHANCED DEATH BENEFIT equals the greater of:

        1)   the Standard Death Benefit; and

        2) the Annual Ratchet Minimum Guaranteed Death Benefit ("Annual Ratchet MGDB") allocated to Covered Funds plus the contract value allocated to Excluded Funds.

No funds are currently designated as Excluded Funds for purposes of the Annual Ratchet MGDB. The Annual Ratchet MGDB allocated to Covered Funds on the contract date equals the premium allocated to Covered Funds. On each contract anniversary that occurs on or prior to attainment of age 90, the Annual Ratchet MGDB in Covered Funds will be set to the greater of:

        1) the current contract value in Covered Funds (after deductions occurring as of that date); and

        2) the Annual Ratchet MGDB in Covered Funds from the prior contract anniversary (after deductions occurring on that date), adjusted for new premiums, and partial withdrawals attributable to Covered Funds, and transfers.

Other than on contract anniversaries, the Annual Ratchet MGDB in the Covered Funds is equal to the Annual Ratchet MGDB in the Covered Funds from the last contract anniversary, adjusted for new premiums, and partial withdrawals attributable to Covered Funds, and transfers.

The Annual Ratchet MGDB allocated to Excluded Funds on the contract date equals the premium allocated to Excluded Funds. The calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds. On the contract date, the Annual Ratchet MGDB allocated to Excluded Funds is equal to the premium and credits allocated to Excluded Funds. On each contract anniversary that occurs on or prior to attainment of age 90, the Annual Ratchet MGDB in Excluded Funds will be set to the greater of:

        1) the current contract value in Excluded Funds (after deductions occurring as of that date); or

        2) the Annual Ratchet MGDB in the Excluded Funds from the prior contract anniversary (after deductions occurring on that date), adjusted for new premiums and partial withdrawals attributable to Excluded Funds, and transfers.

Other than on contract anniversaries, the Annual Ratchet MGDB in the Excluded Funds is equal to the Annual Ratchet MGDB in the Excluded Funds from the last contract anniversary, adjusted for new premiums, credits, and partial withdrawals attributable to Excluded Funds, and transfers.

Withdrawals reduce the Annual Ratchet MGDB on a pro rata basis. The pro rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested. Net transfers from Covered Funds to Special or Excluded Funds will reduce the 7% MGDB in Covered Funds on a pro-rata basis. The increase in the 7% MGDB allocated to Special or Excluded Funds, as applicable, will equal the decrease in the 7% MGDB in Covered Funds.

Net transfers from Excluded Funds to Covered Funds will reduce the Annual Ratchet MGDB in Excluded Funds on a pro-rata basis. The increase in the Annual Ratchet MGDB allocated to Covered Funds will equal the lesser of the net contract value transferred and the reduction in the Annual Ratchet MGDB in Excluded Funds The MAX 7 ENHANCED DEATH BENEFIT equals the greater of the 7% Solution Enhanced Death Benefit or the Annual Ratchet Enhanced Death Benefit described above. Each Enhanced Death Benefit is determined independently of the other at all times.

Note: In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted. The enhanced death benefits may not be available in all states.

                                       K2

MORTALITY AND EXPENSE RISK CHARGE

The mortality and expense risk charge depends on the category of contract owners to which you belong and on the death benefit that you chose. The mortality and expense risk charge (depending on the death benefit you chose) and the asset-based administrative charge, on an annual basis, for Yr-2003 contract owners are as follows:

   YR-2003:

       ---------------------------------------------------------------------------------------------------
                                               STANDARD               ENHANCED DEATH BENEFITS
                                                DEATH          ANNUAL
                                               BENEFIT         RATCHET        7% SOLUTION       MAX 7
       ---------------------------------------------------------------------------------------------------
        Mortality & Expense Risk Charge         1.25%          1.50%            1.60%          1.70%
        Asset-Based Administrative Charge       0.15%          0.15%            0.15%          0.15%
            Total                               1.40%          1.65%            1.75%          1.85%
       ---------------------------------------------------------------------------------------------------

The mortality and expense risk charge is deducted each business day at the rate of .003446% (Standard); .004141% (Annual Ratchet); .004419% (7% Solution); or
..004697% (Max 7), respectively, for each day since the previous business day.

                                       K3

--------------------------------------------------------------------------------
APPENDIX L
--------------------------------------------------------------------------------


               OPTIONAL RIDER BENEFITS FOR YR-2001 CONTRACT OWNERS

The following is a description of the optional rider benefits for Yr-2001 contract owners who elected an optional rider benefit. OTHER THAN AS SPECIFIED BELOW, PLEASE SEE THE PROSPECTUS FOR A COMPLETE DESCRIPTION OF YOUR OPTIONAL RIDER BENEFITS. CAPITALIZED TERMS HAVE THE SAME MEANING AS DESCRIBED IN THE PROSPECTUS.

OPTIONAL RIDER CHARGES

     MINIMUM GUARANTEED ACCUMULATION BENEFIT (MGAB). The quarterly charge for the MGAB rider is as follows:

           ------------------ -----------------------------------------------
           Waiting Period     Quarterly Charge
           ------------------ -----------------------------------------------
           10 Year            0.125% of the MGAB Charge Base (0.50% annually)
           20 Year            0.125% of the MGAB Charge Base (0.50% annually)
           ------------------ -----------------------------------------------


The MGAB Charge Base is the total of (i) the MGAB Base on the rider date and
(ii) premiums during the 2-year period commencing on the rider date, reduced pro-rata for withdrawals and reduced for transfers made within the last 3 years prior to the MGAB Benefit Date. We will deduct charges only during your ten-year or twenty-year waiting period, as applicable. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge rate and MGAB Charge Base immediately prior to the surrender or annuitization. The MGAB Charge Base is adjusted for transfers between Special and Non-Special Funds or Excluded Funds.

     MINIMUM GUARANTEED INCOME BENEFIT (MGIB). The quarterly charge for the MGIB rider is as follows:

           ------------- -----------------------------------------------
           MGIB Rate     Quarterly Charge
           ------------- -----------------------------------------------
           7%            0.125% of the MGIB Charge Base (0.50% annually)
           ------------- -----------------------------------------------

The MGIB Charge Base is the total of premiums paid more than 5 years before the earliest MGIB Benefit Date, reduced pro-rata for all withdrawals taken while the MGIB rider is in effect, and accumulated at the MGIB Rate (7%) to the earlier of age 80 and reaching the MGIB Base Maximum. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge rate and your MGIB Charge Base immediately prior to the surrender or annuitization. The MGIB Charge Base is adjusted for transfers between Special and Non-Special Funds or Excluded Funds.

MINIMUM GUARANTEED WITHDRAWAL BENEFIT (MGWB). The quarterly charge for the MGWB rider is 0.125% (0.50% annually) of the original MGWB Eligible Payment Amount. The original MGWB Eligible Payment Amount is equal to all premiums paid during the first two contract years following the rider date. When we calculate the MGWB rider charge, we do not reduce the Eligible Payment Amount by the amount of any withdrawals taken while the MGWB rider is in effect. We will deduct charges only during the period before your Contract's Automatic Periodic Benefit Status. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge rate and your original MGWB Eligible Payment Amount immediately prior to the surrender or annuitization.

                                       L1

OPTIONAL RIDER BENEFITS

MINIMUM GUARANTEED ACCUMULATION BENEFIT (MGAB) RIDER. The MGAB rider is an optional benefit which provides you with an MGAB benefit intended to guarantee a minimum contract value at the end of a specified waiting period. The MGAB is a one-time adjustment to your contract value in the event your contract value on the MGAB Benefit Date is less than a specified amount. The MGAB rider may offer you protection in the event your Contract loses value during the MGAB waiting period. For discussion of the charges we deduct under the MGAB rider, see "Optional Rider Charges." The MGAB rider offers a ten-year option and a twenty-year option, of which you may purchase only one. The ten-year option has a waiting period of ten years and, other than for allocations to Special Funds, guarantees that your contract value at the end of ten years will at least equal your initial premium payment, reduced pro-rata for withdrawals. Transfers made within 3 years prior to the MGAB Benefit Date will also reduce the benefit pro-rata. The twenty-year option has a waiting period of twenty years and, other than allocations to Special Funds, guarantees that your contract value at the end of twenty years will at least equal two times your initial premium payment, reduced pro-rata for withdrawals and reduced for transfers made within 3 years prior to the MGAB Benefit Date. If you add the 20 year option rider after the contract date, any payment of premiums after the rider date, and/or investments in the Special Funds, may prevent the MGAB Base from doubling over the waiting period. On the MGAB Benefit Date, which is the next business day after the applicable waiting period, we calculate your Minimum Guaranteed Accumulation Benefit.

     CALCULATING THE MGAB.  We calculate your MGAB as follows:

        1. WE FIRST DETERMINE YOUR MGAB BASE. The MGAB Base is only a calculation used to determine the MGAB. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your annuity income, cash surrender value and death benefits.

             The MGAB Base is tracked separately for Special and Non-Special Funds, based on the initial allocation of premium (or contract value), subsequently allocated eligible premiums, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date. The aggregate MGAB Base is used to determine the MGAB on the MGAB Benefit Date. THE AGGREGATE MGAB BASE EQUALS THE SUM OF (1) THE LESSER OF THE MGAB BASE ALLOCATED TO SPECIAL FUNDS AND THE CONTRACT VALUE IN THE SPECIAL FUNDS; AND (2) THE MGAB BASE FOR NON-SPECIAL FUNDS. THUS, INVESTING IN THE SPECIAL FUNDS MAY LIMIT THE MGAB BENEFIT. HOWEVER, THE MGAB BASE IS ALSO SUBJECT TO A "FLOOR" WHICH MAY PARTIALLY OFFSET THE EFFECTS OF INVESTING IN SPECIAL FUNDS. If you purchased the MGAB rider on the contract date, and

             (i) elected the ten-year option, your MGAB Base for Special and Non-Special Funds is equal to your initial premium plus any additional premium added to your Contract during the 2-year period after your rider date, reduced pro-rata for any withdrawals and any transfers made within 3 years prior to the MGAB Benefit Date; or

             (ii) elected the twenty-year option your MGAB Base for Special and
                  Non-Special Funds is equal to your initial premium, plus any additional premium added to your Contract during the 2-year period after your contract date, accumulated at the MGAB Rate reduced pro-rata for any withdrawals and reduced for any transfers made within 3 years prior to the MGAB Benefit Date. The MGAB Rate is the annual effective rate of 3.5265%. Accumulation of eligible additional premiums starts on the date the premium was received.

             If you purchased the MGAB rider after the contract date, your MGAB Base is equal to your contract value on the rider date, plus premiums added during the 2-year period after your rider date, accumulated at the MGAB Rate (if applicable, as described above) and adjusted pro-rata for withdrawals and transfers as described below.

                                       L2

             Only premiums added to your Contract during the 2-year period after your rider date are included in the MGAB Base. Any additional premium payments you added to your contract after the second rider anniversary are not included in the MGAB Base. Thus, the MGAB rider may not be appropriate for you if you plan to add substantial premium payments after your second rider anniversary. Withdrawals taken while the MGAB rider is in effect, as well as transfers made within 3 years prior to the MGAB Benefit Date, will reduce the value of your MGAB Base pro-rata. This means that the MGAB Base (and the MGAB Charge Base) will be reduced by the same percent as the percent of contract value that was withdrawn (or transferred). We will look to your contract value immediately before the withdrawal or transfer when we determine this percent.

             Net transfers from Special Funds to Non-Special Funds will reduce the MGAB Base and MGAB Charge Base allocated to Special Funds on a pro-rata basis. If the transfer is made more than 3 years before the Benefit Date, there will be a corresponding increase in the MGAB Base for Non-Special Funds equal to the lesser of the reduction in the MGAB Base for Special Funds and the net contract value transferred.

             Net transfers from Non-Special Funds to Special Funds will reduce the MGAB Base and MGAB Charge Base allocated to Non-Special Funds on a pro-rata basis. If the transfer is made more than 3 years before the Benefit Date, there will be a corresponding increase in the MGAB Base for Special Funds equal to the reduction in the MGAB Base for Non-Special Funds.

        2. THEN WE DETERMINE THE FLOOR. The floor will be calculated in the same manner as the MGAB Base described above, except as follows:
             For the ten-year option, all investments will be treated as Non-Special Funds. For the twenty-year option, if you transfer contract value to a Special Fund more than 3 years before the Benefit Date, the floor will not be reduced by the transfer. Instead, a portion of the floor (equal to the percentage of contract value transferred) just prior to the transfer will be frozen (with 0% subsequent growth) unless the contract value is transferred back to the Non-Special Funds. Upon such transfer back to Non-Special Funds, we will resume accumulating that portion of the floor at the MGAB Rate described above. Similarly, for contract value allocated directly to Special Funds, that portion of the floor will be the contract value allocated, and will not accumulate while invested in Special Funds. Withdrawals and other transfers will reduce the floor as described for the MGAB Base above.

        3. WE THEN SUBTRACT YOUR CONTRACT VALUE ON THE MGAB BENEFIT DATE FROM THE GREATER OF THE FLOOR AND YOUR AGGREGATE MGAB BASE. The contract value that we subtract includes both the contract value in the subaccounts in which you are invested and the contract value in your Fixed Interest Allocations, if any.

        4. ANY POSITIVE DIFFERENCE IS YOUR MGAB. If there is a MGAB, we will automatically credit it to the subaccounts in which you are invested pro-rata based on the proportions of your then contract value in the subaccounts on that date, unless you have previously given us other allocation instructions. If you do not have an investment in any subaccount on the MGAB Benefit Date, we will allocate the MGAB to the Liquid Assets subaccount on your behalf. After the crediting of the MGAB, the amount of your annuity income, cash surrender value and death benefits will reflect the crediting of the MGAB to your contract value to the extent the contract value is used to determine such value.

     PURCHASE. To purchase the MGAB rider, you must be age 80 or younger on the Rider Date if you choose the ten-year option and age 65 or younger on the rider date if you choose the twenty-year option. The waiting period must end at or before your annuity start date. The MGAB rider may be purchased (i) on the contract date, and (ii) within 30 days following the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.

                                       L3

     THE MGAB BENEFIT DATE. If you purchased the MGAB rider on the contract date or added the MGAB rider within 30 days following the contract date, the MGAB Benefit Date is your 10th contract anniversary for the ten-year option or 20th contract anniversary for the twenty-year option. If you added the MGAB rider during the 30-day period preceding your first contract anniversary after the date of this prospectus, your MGAB Benefit Date will be the first contract anniversary occurring after 10 years (for the ten-year option) or 20 years (for the twenty-year option) after the rider date. The MGAB rider is not available if the MGAB Benefit Date would fall beyond the latest annuity start date.

     CANCELLATION. If you elected the twenty-year option, you have a one-time right to cancel the MGAB rider on your first contract anniversary that is at least 10 years after the rider date. If you purchased the MGAB rider during the 30-day period following the contract date, your one-time right to cancel the rider occurs on the tenth anniversary of your contract date. To cancel, you need to send written notice to our Customer Service Center at least 30 days before such anniversary date. If the MGAB rider is terminated before the MGAB Benefit Date, you will not be credited with the MGAB and we assess the pro-rata portion of the MGAB rider changes for the current quarter.

     NOTIFICATION. Any crediting of the MGAB will be reported in your first quarterly statement following the MGAB Benefit Date. MINIMUM GUARANTEED INCOME BENEFIT (MGIB) RIDER. The MGIB rider is an optional benefit which guarantees a minimum amount of annuity income will be available to you if you annuitize on the MGIB Benefit Date, regardless of fluctuating market conditions. The amount of the Minimum Guaranteed Income Benefit will depend on the amount of premiums you pay during the five contract years after you purchase the rider, the amount of contract value you allocate or transfer to the Special Funds, the MGIB Rate, the adjustment for Special Fund transfers, and any withdrawals you take while the rider is in effect. Thus, investing in Special Funds may limit the MGIB benefit. However, the MGIB Benefit Base is also subject to a "floor" which may partially offset the effects of investing in Special Funds.

For a discussion of the charges we deduct under the MGIB rider, see "Optional Rider Charges." Ordinarily, the amount of income that will be available to you on the annuity start date is based on your contract value, the annuity option you selected and the guaranteed or the income factors in effect on the date you annuitize. If you purchase the MGIB rider, the amount of income that will be available to you upon annuitization on the MGIB Benefit Date is the greatest of:

             (i) your annuity income based on your contract value adjusted for any Market Value Adjustment (see the ING USA Fixed Account prospectus) on the MGIB Benefit Date applied to the guaranteed income factors specified in your Contract for the annuity option you selected;

             (ii) your annuity income based on your contract value adjusted for any Market Value Adjustment (see the ING USA Fixed Account prospectus) on the MGIB Benefit Date applied to the then current income factors in effect for the annuity option you selected; and

             (iii)the MGIB annuity income based on the greater of the floor and your MGIB Benefit Base on the MGIB Benefit Date applied to the MGIB income factors specified in your rider for the MGIB annuity option you selected. Prior to applying the MGIB income factors, we will adjust both the floor and the MGIB Benefit Base for any premium tax recovery and Market Value Adjustment (see the ING USA Fixed Account prospectus) that would otherwise apply at annuitization.

Prior to your latest annuity start date, you may choose to exercise your right to receive payments under the MGIB rider. Payments under the rider begin on the MGIB Benefit Date. We require a 10-year waiting period before you can annuitize the MGIB rider benefit. The MGIB must be exercised in the 30-day period prior to the end of the waiting period or any subsequent contract anniversary. At your request, the Company may in its discretion extend the latest contract annuity start date without extending the MGIB Benefit Date.

     DETERMINING THE MGIB ANNUITY INCOME. On the MGIB Benefit Date, we calculate your MGIB annuity income as follows:

                                       L4

          1. WE FIRST DETERMINE YOUR MGIB BENEFIT BASE. The MGIB Benefit Base is only a calculation used to determine the MGIB. The MGIB Benefit Base does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your cash surrender value and death benefits. Any reset of contract value under provisions of the Contract or other riders will not increase the MGIB Base or MGIB Base Maximum. The MGIB Base is tracked separately for Special and Non-Special Funds, based on initial allocation of eligible premium (or contract value) and subsequently allocated eligible premiums, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date. The MGIB Benefit Base equals the sum of (1) the contract value of Special Funds, and
               (2) the MGIB Base for Non-Special Funds.

             The MGIB Base is equal to the lesser of (i) and (ii) where:

             (a) is your initial premium (or contract value on the rider date if you purchased the MGIB rider after the contract date), plus any eligible additional premiums added to your Contract, reduced pro-rata by all withdrawals taken while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and the MGIB Base reaching the MGIB Base Maximum, and at 0% thereafter; and

             (b) is the MGIB Base Maximum, which equals 200% of allocated eligible premiums, adjusted for withdrawals and transfers.

             Eligible additional premium payments are those added more than 5 years before the earliest MGIB Benefit Date and are included in the MGIB Base. Premiums paid after that are excluded from the MGIB Base.

             Net transfers from Special Funds to Non-Special Funds will reduce the MGIB Base and MGIB Base Maximum allocated to Special Funds on a pro-rata basis. The resulting increase in the MGIB Base for Non-Special Funds will equal the lesser of the reduction in the MGIB Base for Special Funds and the net contract value transferred. The increase in the MGIB Base Maximum for Non-Special Funds equals the reduction in the MGIB Base Maximum for Special Funds.

             Net transfers from Non-Special Funds to Special Funds will reduce the MGIB Base and MGIB Base Maximum allocated to Non-Special Funds on a pro-rata basis. The resulting increase in the MGIB Base and the MGIB Base Maximum for Special Funds equals the reduction in the MGIB Base and MGIB Base Maximum for Non-Special Funds. Transfers to one or more Special Funds could reduce the MGIB Benefit. The MGIB Rate is currently 7%. The Company may at its discretion discontinue offering this rate. The MGIB Rate is an annual effective rate.

         2. WE THEN DETERMINE THE FLOOR. The floor will be calculated in the same manner as the MGIB Base described above, except as follows: If you transfer contract value to a Special Fund, the floor will not be reduced by the transfer. Instead, a portion of the floor (equal to the percentage of contract value transferred) just prior to the transfer will be frozen (with 0% subsequent growth) unless the contract value is transferred back to the Non-Special Funds. Upon such transfer back to Non-Special Funds, we will resume accumulating that portion of the floor at the MGIB Rate described above, subject to the age limit and the Maximum described above. Similarly, for contract value allocated directly to Special Funds, that portion of the floor will be the contract value allocated, and will not accumulate while invested in Special Funds. Withdrawals will reduce the floor as described for the MGIB Base above.

                                       L6

        3. THEN WE DETERMINE THE MGIB ANNUITY INCOME BY MULTIPLYING THE GREATER OF THE MINIMUM FLOOR AND YOUR MGIB BENEFIT BASE (ADJUSTED FOR ANY MARKET VALUE ADJUSTMENT AND PREMIUM TAXES) BY THE APPLICABLE INCOME FACTOR, AND THEN DIVIDING BY $1,000.

             The MGIB Income Options are available under the MGIB Rider:

               (i) Income for Life (Single Life or Joint with 100% Survivor) and 10-30 Year Certain;

               (ii) Income for a 20-30 Year Period Certain; or

               (iii)Any other income plan offered by the Company in connection with the MGIB rider on the MGIB Benefit Date.

     On the MGIB Benefit Date, we would apply the greater of the floor and the MGIB Benefit Base under the Table of Income Factors specified in the MGIB rider for the Income Option you selected. The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed factors found in your Contract.

     Then we compare the MGIB annuity income under the rider guarantee for the option selected with the annuity income under your Contract for the same option. The greater amount of income will be available to you on the MGIB Benefit Date.

     PURCHASE. To purchase the MGIB rider, you must be age 79 or younger on the rider date and the ten-year waiting period must end at or prior to the latest annuity start date. The MGIB rider must be purchased (i) on the contract date, or (ii) within thirty days after the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later. There is a ten year waiting period before the MGIB rider can be exercised.

     THE MGIB BENEFIT DATE. If you purchased the MGIB rider on the contract date or added the MGIB rider within 30 days following the contract date, the MGIB Benefit Date is the contract anniversary next following or is incident with exercise of your option to annuitize after a ten-year waiting period from the contract date. If you added the MGIB rider at any other time, your MGIB Benefit Date is the contract anniversary at least 10 years after the rider date when you decide to exercise your right to annuities under the MGIB rider.

     NO CHANGE OF ANNUITANT. Once the MGIB rider is purchased, the annuitant may not be changed except for the following exception. If an annuitant who is not a contract owner dies prior to annuitization, a new annuitant may be named in accordance with the provisions of your Contract. The MGIB Base is unaffected and continues to accumulate.

     NOTIFICATION. On or about 30 days prior to the MGIB Benefit Date, we will provide you with notification which will include an estimate of the amount of MGIB annuity benefit available if you choose to exercise. The actual amount of the MGIB annuity benefit will be determined as of the MGIB Benefit Date. THE MGIB RIDER DOES NOT RESTRICT OR LIMIT YOUR RIGHT TO ANNUITIZE THE CONTRACT AT ANY TIME PERMITTED UNDER THE CONTRACT. THE MGIB RIDER DOES NOT RESTRICT YOUR RIGHT TO ANNUITIZE THE CONTRACT USING CONTRACT VALUES THAT MAY BE HIGHER THAN THE MGIB ANNUITY BENEFIT.

THE BENEFITS ASSOCIATED WITH THE MGIB RIDER ARE AVAILABLE ONLY IF YOU ANNUITIZE YOUR CONTRACT UNDER THE RIDER AND IN ACCORDANCE WITH THE PROVISIONS SET FORTH ABOVE. ANNUITIZING USING THE MGIB MAY RESULT IN THE MORE FAVORABLE STREAM OF INCOME PAYMENTS UNDER YOUR CONTRACT. BECAUSE THE MGIB RIDER IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY BE LESS THAN THE LEVEL THAT MIGHT BE PROVIDED BY THE APPLICATION OF YOUR CONTRACT VALUE TO THE CONTRACT'S APPLICABLE ANNUITY FACTORS. YOU SHOULD CONSIDER ALL OF YOUR OPTIONS AT THE TIME YOU BEGIN THE INCOME PHASE OF YOUR CONTRACT.

                                       L6

MINIMUM GUARANTEED WITHDRAWAL BENEFIT (MGWB) RIDER. The MGWB rider is an optional benefit which guarantees that if your contract value is reduced to zero, you will receive periodic payments equal to all premium payments paid during the first two contract years (Eligible Payment Amount) adjusted for any prior withdrawals. To maintain this guarantee, withdrawals in any contract year may not exceed 7% of your adjusted Eligible Payment Amount. If your contract value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year. Payments continue until your MGWB Withdrawal Account is reduced to zero. For a discussion of the charges we deduct under the MGWB rider, see "Optional Rider Charges." Your original Eligible Payment Amount depends on when you purchase the MGWB rider and is:

             (i) if you purchased the MGWB rider on the contract date, your premium payments received during the first two contract years; or

             (ii) if you purchased the MGWB rider after the contract date, your contract value on the rider date, including any premiums received that day, and any subsequent premium payments received during the two-year period commencing on the rider date.

     THE MGWB WITHDRAWAL ACCOUNT. The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It will not affect your annuitization, surrender and death benefits.

The MGWB Withdrawal Account is equal to the Eligible Payment Amount, tracked separately for Special and Non-Special Funds, adjusted for any withdrawals and transfers between Special and Non-Special Funds. THE MGWB WITHDRAWAL ACCOUNT EQUALS THE SUM OF (A) THE MGWB WITHDRAWAL ACCOUNT ALLOCATED TO NON-SPECIAL FUNDS, AND (B) THE LESSER OF (1) THE MGWB WITHDRAWAL ACCOUNT ALLOCATED TO SPECIAL FUNDS AND (2) THE CONTRACT VALUE IN THE SPECIAL FUNDS. THUS, INVESTING IN THE SPECIAL FUNDS MAY LIMIT THE MGWB WITHDRAWAL ACCOUNT. However, the MGWB Withdrawal Account is also subject to a "floor" which may partially offset the effects of investing in Special Funds. Withdrawals of up to 7% per year of the Eligible Payment Amount will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal for Non-Special Funds and pro-rata for Special Funds, based on the source of the withdrawal. Any withdrawals greater than 7% per year of the Eligible Payment Amount will cause a reduction in the MGWB Withdrawal Account of the Special and Non-Special Funds by the proportion that the withdrawal bears to the Contract Value of the Special and Non-Special Funds, respectively, at the time of the withdrawal. If a single withdrawal involves both Special and Non-Special Funds and causes the 7% to be exceeded, the withdrawal will be treated as taken first from Non-Special Funds. Any withdrawals greater than 7% per year of the Eligible Payment Amount will also cause a reduction in the Eligible Payment Amount by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The MGWB Withdrawal Account is also reduced by the amount of any periodic payments paid under the MGWB rider once your contract value is zero. If the MGWB Withdrawal Account is greater than the floor and a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider.

Net transfers from Special Funds to Non-Special Funds will reduce the MGWB Withdrawal Account allocated to Special Funds on a pro-rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Non-Special Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Special Funds and the net contract value transferred.

Net transfers from Non-Special Funds to Special Funds will reduce the MGWB Withdrawal Account allocated to Non-Special Funds on a pro-rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Special Funds equals the reduction in the MGWB Withdrawal Account for Non-Special Funds.

     THE FLOOR FOR YOUR MGWB WITHDRAWAL ACCOUNT is equal to the Eligible Payment Amount adjusted for any withdrawals. Withdrawals of up to 7% per year of the Eligible Payment Amount will reduce the floor by the dollar amount of the withdrawal. Any withdrawals greater than 7% per year of the Eligible Payment Amount will cause a reduction in the floor for the MGWB Withdrawal Account and the Eligible Payment

                                       L7

Amount by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The floor is also reduced by the amount of any periodic payments paid under the MGWB rider once your contract value is zero.

     If the floor is greater than the MGWB Withdrawal Account and a withdrawal reduces the floor to zero, the MGWB rider terminates and no further benefits are payable under the rider.

     GUARANTEED WITHDRAWAL STATUS. You may continue to make withdrawals in any amount permitted under your Contract so long as your contract value is greater than zero. See "Withdrawals." Making any withdrawals in any year greater than 7% per year of the Eligible Payment Amount will reduce the Eligible Payment Amount for future withdrawals and payments under the MGWB rider by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The MGWB rider, will remain in force, and you may continue to make withdrawals so long as:

               (i)  your contract value is greater than zero;

               (ii) your MGWB Withdrawal Account or the floor is greater than zero;

               (iii)your latest allowable annuity start date has not been reached;

               (iv) you have not elected to annuitize your Contract; and

               (v) you have not died (unless your spouse has elected to continue the contract), changed the ownership of the Contract or surrendered the Contract.

     The standard Contract provision limiting withdrawals to no more than 90% of the cash surrender value is not applicable under the MGWB rider.

     AUTOMATIC PERIODIC BENEFIT STATUS. Under the MGWB rider, in the event your contract value is reduced to zero your Contract is given what we refer to as Automatic Periodic Benefit Status if the following conditions exist:

               (i) your MGWB Withdrawal Account or the floor is greater than zero;

               (ii) your latest allowable annuity start date has not been reached;

               (iii)you have not elected to annuitize your Contract; and

               (iv) you have not died, changed the ownership of the Contract or surrendered the Contract.

     Once your Contract is given Automatic Periodic Benefit Status, the greater of the floor and the MGWB Withdrawal Account will be treated as the MGWB Withdrawal Account to determine any rider benefits. We will pay you the annual MGWB periodic payments, beginning on the next contract anniversary equal to the lesser of the remaining MGWB Withdrawal Account or 7% annually of your Eligible Payment Amount until the earliest of (i) your contract's latest annuity start date, (ii) the death of the owner; or (iii) until your MGWB Withdrawal Account is exhausted. We will reduce the MGWB Withdrawal Account by the amount of each payment. Once your Contract is given Automatic Periodic Benefit Status (that is, your contract value is zero), we will not accept any additional premium payments in your Contract, and the Contract will not provide any benefits except those provided by the MGWB rider. Any other rider terminates. Your Contract will remain in Automatic Periodic Benefit Status until the earliest of (i) payment of all MGWB periodic payments, and (ii) payment of the Commuted Value (defined below) or (iii) the owner's death has occurred.

     On the Contract's latest annuity start date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining. We may, at our option, extend your annuity start date in order to continue the MGWB periodic payments. The Commuted Value is the present value of any then remaining MGWB periodic payments at the current interest rate plus 0.50%. The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury Strips as quoted by a national quoting service for period(s) applicable to the remaining payments. Once the last

                                       L8

MGWB periodic payment is made or we pay you the Commuted Value, your Contract and the MGWB rider terminate.

     DEATH BENEFIT DURING AUTOMATIC PERIODIC BENEFIT STATUS. If you have never withdrawn more than 7% per year of the Eligible Payment Amount and you elected the 7% Solution Enhanced Death Benefit in your Contract (or you elected the Max 7 Enhanced Death Benefit resulting in the 7% Solution Enhanced Death Benefit as the actual benefit), the death benefit otherwise payable under the terms of your Contract will remain in force during any Automatic Periodic Benefit Status. In determining the amount of the death benefit during the Automatic Periodic Benefit Status, we deem your contract value to be zero and treat the MGWB periodic payments as withdrawals. In all other cases, the death benefit payable during Automatic Periodic Benefit Status is the greater of the floor and your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments. If you elected the Max 7 Enhanced Death Benefit, then the 7% Solution and the Annual Ratchet components shall each be calculated as if each were the elected death benefit option.

     PURCHASE. To purchase the MGWB rider, your must be age 80 or younger on the Rider Date. The MGWB rider must be purchased (i) on the contract date, or (ii) within 30 days after the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval whichever is later.

 EXCLUDED FUNDS

We may be designating certain investment portfolios as "Excluded Funds." We may add new portfolios as Excluded Funds. We may also reclassify an existing portfolio as an Excluded Fund or remove such classification upon 30 days notice to you. Such reclassification will apply only to amounts transferred or otherwise added to such portfolio after the effective date of the reclassification. Investment in Excluded Funds will impact the benefit under any optional rider that you have elected. If you never invest in Excluded Funds, your rider benefits will be unaffected.

                                       L9

--------------------------------------------------------------------------------
APPENDIX M
--------------------------------------------------------------------------------


                       OPTIONAL RIDER BENEFIT CHARGES AND
                        MINIMUM GUARANTEED INCOME BENEFIT
                          FOR MAY-2002 CONTRACT OWNERS

The following is a description of the optional rider benefits for May-2002 contract owners who elected an optional rider benefit. OTHER THAN AS SPECIFIED BELOW, PLEASE SEE THE PROSPECTUS FOR A COMPLETE DESCRIPTION OF YOUR OPTIONAL RIDER BENEFITS. CAPITALIZED TERMS HAVE THE SAME MEANING AS DESCRIBED IN THE PROSPECTUS.

OPTIONAL RIDER CHARGES

     MINIMUM GUARANTEED ACCUMULATION BENEFIT (MGAB). The quarterly charge for the MGAB rider is as follows:

           ------------------ -----------------------------------------------
           Waiting Period     Quarterly Charge

           ------------------ -----------------------------------------------
           10 Year            0.125% of the MGAB Charge Base (0.50% annually)
           20 Year            0.125% of the MGAB Charge Base (0.50% annually)
           ------------------ -----------------------------------------------


The MGAB Charge Base is the total of (i) the MGAB Base on the rider date and
(ii) premiums during the 2-year period commencing on the rider date, reduced pro-rata for withdrawals and reduced for transfers made within the last 3 years prior to the MGAB Benefit Date. We will deduct charges only during your ten-year or twenty-year waiting period, as applicable. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge rate and MGAB Charge Base immediately prior to the surrender or annuitization. The MGAB Charge Base is adjusted for transfers between Special and Non-Special Funds or Excluded Funds.

     MINIMUM GUARANTEED INCOME BENEFIT (MGIB). The quarterly charge for the MGIB rider is as follows:

           ------------- -----------------------------------------------
           MGIB Rate     Quarterly Charge

           ------------- -----------------------------------------------
           7%            0.125% of the MGIB Charge Base (0.50% annually)
           ------------- -----------------------------------------------

The MGIB Charge Base is the total of premiums paid more than 5 years before the earliest MGIB Benefit Date, reduced pro-rata for all withdrawals taken while the MGIB rider is in effect, and accumulated at the MGIB Rate (7%) to the earlier of age 80 and reaching the MGIB Base Maximum. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge rate and your MGIB Charge Base immediately prior to the surrender or annuitization. The MGIB Charge Base is adjusted for transfers between Special and Non-Special Funds or Excluded Funds.

OPTIONAL RIDER BENEFITS

MINIMUM GUARANTEED WITHDRAWAL BENEFIT (MGWB). The quarterly charge for the MGWB rider is 0.125% (0.50% annually) of the original MGWB Eligible Payment Amount. The original MGWB Eligible Payment Amount is equal to all premiums paid during the first two contract years following the rider date. When we calculate the MGWB rider charge, we do not reduce the Eligible Payment Amount by the amount of any withdrawals taken while the MGWB rider is in effect. We will deduct charges only during the period before your Contract's Automatic Periodic Benefit Status. If you surrender or annuitize your Contract, we

                                       M1
will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge rate and your original MGWB Eligible Payment Amount immediately prior to the surrender or annuitization.

MINIMUM GUARANTEED INCOME BENEFIT (MGIB) RIDER. The MGIB rider is an optional benefit which guarantees a minimum amount of annuity income will be available to you if you annuitize on the MGIB Benefit Date, regardless of fluctuating market conditions. The amount of the Minimum Guaranteed Income Benefit will depend on the amount of premiums you pay during the five contract years after you purchase the rider, the amount of contract value you allocate or transfer to Special Funds or Excluded Funds, the MGIB Rate, the adjustment for Special Fund or Excluded Fund transfers, and any withdrawals you take while the rider is in effect. Thus, investing in Special Funds or Excluded Funds may limit the MGIB benefit. For Contracts issued on or after May 1, 2003, the following investment options are designated as Special Funds: the ING Liquid Assets Portfolio; the ING Limited Maturity Bond Portfolio; the ING VP Bond Portfolio; the ING PIMCO Core Bond Portfolio; the ProFunds VP Rising Rates Opportunity Portfolio, the Fixed Account; the Fixed Interest Division; and the TSA Special Fixed Account. For Contracts issued before May 1, 2003, the ING VP Bond Portfolio and the ING PIMCO Core Bond Portfolio are not designated as Special Funds. For Contracts issued before September 2, 2003, the ProFunds VP Rising Rates Opportunity Portfolio is not designated as a Special Fund.

For a discussion of the charges we deduct under the MGIB rider, see "Optional Rider Charges." Ordinarily, the amount of income that will be available to you on the annuity start date is based on your contract value, the annuity option you selected and the guaranteed or the income factors in effect on the date you annuitize. If you purchase the MGIB rider, the amount of income that will be available to you upon annuitization on the MGIB Benefit Date is the greatest of:

        (i) your annuity income based on your contract value adjusted for any Market Value Adjustment (see the ING USA Fixed Account prospectus) on the MGIB Benefit Date applied to the guaranteed income factors specified in your Contract for the annuity option you selected;

        (ii) your annuity income based on your contract value adjusted for any Market Value Adjustment (see the ING USA Fixed Account prospectus) on the MGIB Benefit Date applied to the then current income factors in effect for the annuity option you selected; and

        (iii)the MGIB annuity income based on your MGIB Benefit Base on the MGIB Benefit Date applied to the MGIB income factors specified in your rider for the MGIB annuity option you selected. Prior to applying the MGIB income factors, we will adjust the MGIB Benefit Base for any premium tax recovery and Market Value Adjustment (see the ING USA Fixed Account prospectus) that would otherwise apply at annuitization.

Prior to your latest annuity start date, you may choose to exercise your right to receive payments under the MGIB rider. Payments under the rider begin on the MGIB Benefit Date. We require a 10-year waiting period before you can annuitize the MGIB rider benefit. The MGIB must be exercised in the 30-day period prior to the end of the waiting period or any subsequent contract anniversary. At your request, the Company may in its discretion extend the latest contract annuity start date without extending the MGIB Benefit Date.

     DETERMINING THE MGIB ANNUITY INCOME. On the MGIB Benefit Date, we calculate your MGIB annuity income as follows:

          1. WE FIRST DETERMINE YOUR MGIB BENEFIT BASE. The MGIB Benefit Base is only a calculation used to determine the MGIB. The MGIB Benefit Base does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your cash surrender value and death benefits. Any reset of contract value under provisions of the Contract or other riders will not increase the MGIB Base or MGIB Base Maximum.

               The MGIB Base is tracked separately for Covered, Special and Excluded Funds, based on initial allocation of eligible premium (or contract value) and subsequently allocated eligible premiums,

                                       M2
               withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date. The MGIB Benefit Base equals the lesser of (a) and (b) where:

               a) is the Maximum MGIB Base; and

               b) is the sum of:

                    1) the MGIB Base allocated to Covered Funds;

                    2) the MGIB Base allocated to Special Funds; and

                    3) the contract value allocated to Excluded Funds.

             The Maximum MGIB Base is 200% of eligible premiums, adjusted pro-rata for withdrawals. The Maximum MGIB Base is not allocated by Fund category. The MGIB Base allocated to Covered Funds equals the eligible premiums allocated to Covered Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and the MGIB Base reaching the Maximum MGIB Base, and at 0% thereafter.

             The MGIB Base allocated to Special Funds equals the eligible premiums allocated to Special Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect. THERE IS NO ACCUMULATION OF MGIB BASE ALLOCATED TO SPECIAL FUNDS. The MGIB Base allocated to Excluded Funds equals the eligible premiums allocated to Excluded Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and the MGIB Base reaching the Maximum MGIB Base, and at 0% thereafter. THE MGIB BASE ALLOCATED TO EXCLUDED FUNDS IS USED ONLY FOR TRANSFER ADJUSTMENTS AND RIDER CHARGES. IT IS NOT USED TO DETERMINE BENEFITS.

             Eligible premiums are those added more than 5 years before the earliest MGIB Benefit Date. Premiums paid after that are excluded from the MGIB Base.

             The MGIB Rate is currently 7%. We may, at our discretion, discontinue offering this rate. The MGIB Rate is an annual effective rate.

             Withdrawals reduce the MGIB Base on a pro-rata basis. The percentage reduction in the MGIB Base for each Fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. For example, the value of the MGIB Base in Covered Funds after a withdrawal from one or more Covered Funds equals the value of the MGIB Base in Covered Funds before the withdrawal times the contract value in Covered Funds after the withdrawal divided by the contract value in Covered Funds before the withdrawal.

             Net transfers from Covered Funds will reduce the MGIB Base allocated to Covered Funds on a pro-rata basis. The resulting increase in the MGIB Base allocated to Special or Excluded Funds, as applicable, will equal the reduction in the MGIB Base allocated to Covered Funds.

             Net transfers from Special Funds will reduce the MGIB Base allocated to Special Funds on a pro-rata basis. The resulting increase in the MGIB Base allocated to Covered or Excluded Funds, as applicable, will equal the reduction in the MGIB Base allocated to Special Funds.

             Net transfers from Excluded Funds will reduce the MGIB Base allocated to Excluded Funds on a pro-rata basis. The resulting increase in the MGIB Base allocated to Covered or Special Funds, as applicable, will equal the lesser of the net contract value transferred and the change in the MGIB Base allocated to Excluded Funds.

                                       M3

        2. THEN WE DETERMINE THE MGIB ANNUITY INCOME BY MULTIPLYING YOUR MGIB BENEFIT BASE (ADJUSTED FOR ANY MARKET VALUE ADJUSTMENT AND PREMIUM TAXES) BY THE APPLICABLE INCOME FACTOR, AND THEN DIVIDING BY $1,000.

             The MGIB Income Options are available under the MGIB Rider:

               (i) Income for Life (Single Life or Joint with 100% Survivor) and 10-30 Year Certain;

               (ii) Income for a 20-30 Year Period Certain; or


               (iii)Any other income plan offered by the Company in connection with the MGIB rider on the MGIB Benefit Date.

     On the MGIB Benefit Date, we would apply the MGIB Benefit Base under the Table of Income Factors specified in the MGIB rider for the Income Option you selected. The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed factors found in your Contract.

     Then we compare the MGIB annuity income under the rider guarantee for the option selected with the annuity income under your Contract for the same option. The greater amount of income will be available to you on the MGIB Benefit Date.

     PURCHASE. To purchase the MGIB rider, you must be age 79 or younger on the rider date and the ten-year waiting period must end at or prior to the latest annuity start date. The MGIB rider must be purchased (i) on the contract date, or (ii) within thirty days after the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later. There is a ten year waiting period before you can annuitize under the MGIB rider.

     THE MGIB BENEFIT DATE. If you purchased the MGIB rider on the contract date or added the MGIB rider within 30 days following the contract date, the MGIB Benefit Date is the contract anniversary on or after the tenth contract anniversary when you decide to exercise your right to annuitize under the MGIB rider. If you added the MGIB rider at any other time, your MGIB Benefit Date is the contract anniversary at least 10 years after the rider date when you decide to exercise your right to annuitize under the MGIB rider.

     NO CHANGE OF ANNUITANT. Once the MGIB rider is purchased, the annuitant may not be changed except for the following exception. If an annuitant who is not a contract owner dies prior to annuitization, a new annuitant may be named in accordance with the provisions of your Contract. The MGIB Base is unaffected and continues to accumulate.

     NOTIFICATION. On or about 30 days prior to the MGIB Benefit Date, we will provide you with notification which will include an estimate of the amount of MGIB annuity benefit available if you choose to exercise. The actual amount of the MGIB annuity benefit will be determined as of the MGIB Benefit Date. THE MGIB RIDER DOES NOT RESTRICT OR LIMIT YOUR RIGHT TO ANNUITIZE THE CONTRACT AT ANY TIME PERMITTED UNDER THE CONTRACT. THE MGIB RIDER DOES NOT RESTRICT YOUR RIGHT TO ANNUITIZE THE CONTRACT USING CONTRACT VALUES THAT MAY BE HIGHER THAN THE MGIB ANNUITY BENEFIT.

THE BENEFITS ASSOCIATED WITH THE MGIB RIDER ARE AVAILABLE ONLY IF YOU ANNUITIZE YOUR CONTRACT UNDER THE RIDER AND IN ACCORDANCE WITH THE PROVISIONS SET FORTH ABOVE. ANNUITIZING USING THE MGIB MAY RESULT IN THE MORE FAVORABLE STREAM OF INCOME PAYMENTS, AND DIFFERENT TAX CONSEQUENCES, UNDER YOUR CONTRACT. BECAUSE THE MGIB RIDER IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY BE LESS THAN THE LEVEL THAT MIGHT BE PROVIDED BY THE APPLICATION OF YOUR CONTRACT VALUE TO THE CONTRACT'S APPLICABLE ANNUITY FACTORS. YOU SHOULD CONSIDER ALL OF YOUR OPTIONS AT THE TIME YOU BEGIN THE INCOME PHASE OF YOUR CONTRACT.

                                       M4

--------------------------------------------------------------------------------
APPENDIX N
--------------------------------------------------------------------------------


                         OPTIONAL RIDER BENEFIT CHARGES
                         AND OPTIONAL BENEFIT RIDERS FOR
                      MAY-2002 AND YR-2003 CONTRACT OWNERS

The following is a description of the Minimum Guaranteed Accumulation Benefit and the Minimum Guaranteed Withdrawal Benefit for May-2002 and Yr-2003 contract owners who elected an optional rider benefit. OTHER THAN AS SPECIFIED BELOW, PLEASE SEE THE PROSPECTUS FOR A COMPLETE DESCRIPTION OF YOUR OPTIONAL RIDER BENEFITS. CAPITALIZED TERMS HAVE THE SAME MEANING AS DESCRIBED IN THE PROSPECTUS.

OPTIONAL RIDER CHARGES

Minimum Guaranteed Accumulation Benefit rider:*

           ------------------ ------------------------------- -------------------------------
           Waiting Period     As an Annual Charge             As a Quarterly Charge
           ------------------ ------------------------------- -------------------------------
           10 Year            0.65% of the MGAB Charge Base   0.1625% of the MGAB Charge Base
           20 Year            0.65% of the MGAB Charge Base   0.1625% of the MGAB Charge Base
           ------------------ ------------------------------- -------------------------------

            * The MGAB Charge Base is the total of premiums added during the two-year period commencing on the rider date if you purchase the rider on the contract date, or, your contract value on the rider date plus premiums added during the two-year period commencing on the rider date if you purchased the rider after the contract date, reduced pro-rata for all withdrawals taken while the MGAB rider is in effect, and reduced pro-rata for transfers made during the three year period before the MGAB Date. The MGAB Charge Base is tracked separately for Covered, Special and Excluded Funds, based on initial allocation of premium (or contract value), subsequent allocation of eligible premium, withdrawals and transfers. Withdrawals and transfers may reduce the applicable MGAB Charge Base by more than the amount withdrawn or transferred.

Minimum Guaranteed Withdrawal Benefit rider:

         ------------------------- ---------------------------------------------
         As an Annual Charge       As a Quarterly Charge
         ------------------------- ---------------------------------------------
         0.65% of contract value   0.1625% of the MGWB Eligible Payment Amount**
         ------------------------- ---------------------------------------------

            ** The MGWB Eligible Payment Amount is (i) the total of premiums and credit paid during the 2-year period commencing on the rider date if you purchase the rider on the contract date; or (ii) your contract value on the rider date plus subsequent premiums and credits applied during the two-year period commencing on the rider date.

OPTIONAL RIDER BENEFITS

MINIMUM GUARANTEED ACCUMULATION BENEFIT RIDER (MGAB). The MGAB rider is an optional benefit which provides you with an MGAB intended to guarantee a minimum contract value at the end of a specified waiting period. Only premiums added to your Contract during the first two-year period after your rider date are included in the MGAB Base. Any additional premium payments added after the second rider anniversary are not included in the MGAB Base. Thus, the MGAB rider may not be appropriate for you if you plan to add substantial premium payments after your second rider anniversary

The MGAB is a one-time adjustment to your contract value if your contract value on the MGAB Date is less than the MGAB Base. The MGAB Date is the next business day after the applicable waiting period. We calculate your Minimum Guaranteed Accumulation Benefit on this date. The MGAB rider may offer you

                                       N1
protection if your Contract loses value during the MGAB waiting period. For a discussion of the charges we deduct under the MGAB rider, see "Optional Rider Charges." The MGAB rider offers a ten-year option and a twenty-year option, of which you may purchase only one. The ten-year option has a waiting period of ten years and, other than for allocations to Excluded Funds and certain transfers, guarantees that your contract value at the end of ten years will at least equal your initial premium payment, reduced pro-rata for withdrawals. Transfers made within 3 years prior to the MGAB Date will also reduce the MGAB Base pro-rata. The twenty-year option has a waiting period of twenty years and, other than allocations to Special Funds or Excluded Funds, guarantees that your contract value at the end of twenty years will at least equal two times your initial premium payment, reduced pro-rata for withdrawals and reduced for transfers made within 3 years prior to the MGAB Date. If you add the 20 year option rider after the contract date, any payment of premiums after the rider date, and/or investments in the Special or Excluded Funds, may prevent the MGAB Base from doubling over the waiting period.

     CALCULATING THE MGAB.  We calculate your MGAB as follows:

        1) WE FIRST DETERMINE YOUR MGAB BASE. The MGAB Base is only a calculation used to determine the MGAB. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your annuity income, cash surrender value and death benefits.

             The MGAB Base is tracked separately for Covered, Special and Excluded Funds, based on the initial allocation of premium (or contract value), subsequently allocated eligible premiums, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date. The aggregate MGAB Base is used to determine the MGAB on the MGAB Date. The aggregate MGAB Base equals the sum of:

             a) the MGAB Base allocated to Covered Funds; b) the MGAB Base allocated to Special Funds; and

             c) the LESSER OF the contract value allocated to Excluded Funds or MGAB Base allocated to Excluded Funds.

             No investment options are currently designated as Special Funds for the ten-year MGAB. The following investment options are designated as Special Funds for the twenty-year MGAB: the ING Liquid Assets Portfolio; the ING Limited Maturity Bond Portfolio; the ING VP Bond Portfolio; the ING PIMCO Core Bond Portfolio; the ProFund VP Rising Rates Opportunity Portfolio; the Fixed Account; the Fixed Interest Division; and the TSA Special Fixed Account.

                  For Contracts issued prior to May 1, 2003, the ING VP Bond Portfolio and the ING PIMCO Core Bond Portfolio are not designated as Special Funds. For Contracts issued prior to September 2, 2003, the ProFund VP Rising Rates Opportunity Portfolio is not designated as a Special Fund.

             No investment options are currently designated as Excluded Funds.

             The MGAB Base for both the Covered Funds and the Excluded Funds equals the allocated eligible premiums, adjusted for subsequent withdrawals and transfers, accumulated until the MGAB Date at 0% for the ten-year MGAB and 3.5265% for the twenty-year MGAB.

             The MGAB Base for Special Funds equals the allocated eligible premiums, adjusted for subsequent withdrawals and transfers. There is no accumulation of MGAB Base for Special Funds for either the ten-year or twenty-year MGAB.

             If you purchased the MGAB optional benefit rider after the contract date, your MGAB Base equals your allocated contract value, plus premiums added during the two-year period after your

                                       N2
             rider date, accumulated at the appropriate MGAB rate described above, and adjusted for withdrawals and transfers. We use the MGAB Charge Base to determine the periodic MGAB rider charges. The MGAB Charge Base equals the eligible premiums, adjusted for subsequent withdrawals and transfers, as allocated by fund category. The MGAB Charge Base is tracked separately for Covered, Special and Excluded Funds, and separate rates may apply to each. Currently, the same deduction method and rate apply to all categories.

             Withdrawals reduce the MGAB Base and MGAB Charge Base on a pro-rata basis. The percentage reduction in the MGAB Base and MGAB Charge Base for each Fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal.

             Net Transfers from Covered Funds or Special Funds to Excluded Funds reduce the MGAB Base and MGAB Charge Base allocated to Covered Funds or Special Funds on a pro-rata basis. Any resulting increase in MGAB Base and MGAB Charge Base allocated to Excluded Funds will equal the reduction in the MGAB Base and MGAB Charge Base allocated to Covered Funds or Special Funds. There will be no such increase if the transfer occurs within 3 years of the MGAB Date.

             Net Transfers from Excluded Funds to other funds reduce the MGAB Base and MGAB Charge Base allocated to Excluded Funds on a pro-rata basis. The resulting increase in MGAB Base and MGAB Charge Base allocated to other funds will equal the LESSER OF the contract value transferred and the change in the MGAB Base and MGAB Charge Base allocated to Excluded Funds. There will be no such increase if the transfer occurs within 3 years of the MGAB Date.

             Any transfer within 3 years of the MGAB Date (regardless of the funds involved) reduces the MGAB Base and MGAB Charge Base for Covered, Special or Excluded Funds, as applicable, on a pro-rata basis, based on the percentage of contract value transferred, without any corresponding increase.

        2) WE THEN SUBTRACT YOUR CONTRACT VALUE ON THE MGAB DATE FROM YOUR AGGREGATE MGAB BASE. The contract value that we subtract includes both the contract value in the subaccounts in which you are invested and the contract value in your Fixed Interest Allocations, if any.

        3) ANY POSITIVE DIFFERENCE IS YOUR MGAB. If there is a MGAB, we will automatically credit it on the MGAB Date to the subaccounts in which you are invested pro-rata based on the proportion of your contract value in the subaccounts on that date, unless you have previously given us other allocation instructions. If you do not have an investment in any subaccount on the MGAB Date, we will allocate the MGAB to the Liquid Assets subaccount on your behalf. After we credit the MGAB, the amount of your annuity income, cash surrender value and death benefits will reflect the crediting of the MGAB to your contract value to the extent the contract value is used to determine such value.

     PURCHASE. To purchase the MGAB rider, you must be age 80 or younger on the Rider Date if you choose the ten-year option and age 65 or younger on the rider date if you choose the twenty-year option. The waiting period must end at or before your annuity start date. The MGAB rider may be purchased (i) on the contract date, and (ii) within 30 days following the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.

     THE MGAB DATE. If you purchased the MGAB rider on the contract date or added the MGAB rider within 30 days following the contract date, the MGAB Date is your 10th contract anniversary for the ten-year option or 20th contract anniversary for the twenty-year option. If you added the MGAB rider during the 30-day period preceding your first contract anniversary after the date of this prospectus, your MGAB Date will be the first contract anniversary occurring after 10 years (for the ten-year option) or 20 years (for the

                                       N3
twenty-year option) after the rider date. The MGAB rider is not available if the MGAB Date would fall beyond the latest annuity start date.

     CANCELLATION. If you elected the twenty-year option, you have a one-time right to cancel the MGAB rider on your first contract anniversary that is at least 10 years after the rider date. If you purchased the MGAB rider during the 30-day period following the contract date, your one-time right to cancel the rider occurs on the tenth anniversary of your contract date. To cancel, you need to send written notice to our Customer Service Center at least 30 days before such anniversary date. If you terminate the MGAB rider before the MGAB Date, we will not credit you with the MGAB and we will assess the pro-rata portion of the MGAB rider charge for the current quarter.

     NOTIFICATION. We will report any crediting of the MGAB in your first quarterly statement following the MGAB Date.

MINIMUM GUARANTEED WITHDRAWAL BENEFIT RIDER (MGWB). The MGWB rider is an optional benefit which guarantees that if your contract value is reduced to zero you will receive periodic payments equal to all premium payments paid during the first two contract years (Eligible Payment Amount) adjusted for any prior withdrawals. To maintain this guarantee, withdrawals in any contract year may not exceed 7% of your adjusted Eligible Payment Amount. If your contract value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year. Payments continue until your MGWB Withdrawal Account is reduced to zero. For a discussion of the charges we deduct under the MGWB rider, see "Charges and Fees -- Optional Rider Charges." Each payment you receive under the MGWB rider will be taxed as a withdrawal and may be subject to a penalty tax. See "Withdrawals" and "Federal Tax Considerations" for more information. Your original Eligible Payment Amount depends on when you purchase the MGWB rider and equals:

        1) your premium payments received during the first two contract years, if you purchased the MGWB rider on the contract date;

        2) otherwise, your contract value on the rider date, including any premiums received that day, and any subsequent premium payments received during the two-year period commencing on the rider date, if you purchased the MGWB rider after the contract date.

     THE MGWB WITHDRAWAL ACCOUNT. The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It will not affect your annuitization, surrender and death benefits.

The MGWB Withdrawal Account is equal to the Eligible Payment Amount, tracked separately for Covered and Excluded Funds, adjusted for any withdrawals and transfers between Covered and Excluded Funds. THE MGWB WITHDRAWAL ACCOUNT EQUALS THE SUM OF (A) THE MGWB WITHDRAWAL ACCOUNT ALLOCATED TO COVERED FUNDS, AND (B) THE LESSER OF (I) THE MGWB WITHDRAWAL ACCOUNT ALLOCATED TO EXCLUDED FUNDS AND
(II) THE CONTRACT VALUE IN EXCLUDED FUNDS. THUS, INVESTING IN THE EXCLUDED FUNDS MAY LIMIT THE MGWB WITHDRAWAL ACCOUNT.

No investment options are currently designated as Excluded Funds for the Minimum Guaranteed Withdrawal Benefit.

Withdrawals of up to 7% per year of the Eligible Payment Amount will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal for Covered Funds and pro rata for Excluded Funds, based on the source of the withdrawal. Any withdrawals greater than the 7% per year of the Eligible Payment Amount will cause a reduction in the MGWB Withdrawal Account of the Covered and Excluded Funds, by the proportion that the withdrawal bears to the contract value in Covered and Excluded Funds, respectively, at the time of the withdrawal. If a single withdrawal involves both Covered and Excluded Funds and exceeds 7%, the withdrawal will be treated as taken first from Covered Funds. Any withdrawals greater than 7% per year of the Eligible Payment Amount will also cause a reduction in the Eligible Payment Amount by the proportion that the withdrawal bears to the contract value at the time of the

                                       N4
withdrawal. Once your contract value is zero, any periodic payments paid under the MGWB rider also reduce the MGWB Withdrawal Account. If a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider. Net transfers from Covered Funds to Excluded Funds will reduce the MGWB Withdrawal Account allocated to Covered Funds on a pro rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Excluded Funds equals the reduction in the MGWB Withdrawal Account for Covered Funds.

Net transfers from Excluded Funds to Covered Funds will reduce the MGWB Withdrawal Account allocated to Excluded Funds on a pro rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Covered Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Excluded Funds or the net contract value transferred.

     GUARANTEED WITHDRAWAL STATUS. You may continue to make withdrawals in any amount permitted under your Contract so long as your contract value is greater than zero. See "Withdrawals." However, making any withdrawals in any year greater than 7% per year of the Eligible Payment Amount will reduce the Eligible Payment Amount for future withdrawals and payments under the MGWB rider by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The MGWB rider will remain in force and you may continue to make withdrawals each year so long as:

          1)   your contract value is greater than zero;

          2)   your MGWB Withdrawal Account is greater than zero;

          3)   you have not reached your latest allowable annuity start date;

          4)   you have not elected to annuitize your Contract; and

          5) you have not died (unless your spouse has elected to continue the Contract), changed the ownership of the Contract or surrendered the Contract.

The standard Contract provision limiting withdrawals to no more than 90% of the cash surrender value is not applicable under the MGWB rider.

         AUTOMATIC PERIODIC BENEFIT STATUS. Under the MGWB rider, in the event your contract value is reduced to zero, your Contract is given Automatic Periodic Benefit Status, if:

          1)   your MGWB Withdrawal Account is greater than zero;

          2)   you have not reached your latest allowable annuity start date;

          3)   you have not elected to annuitize your Contract; and

          4) you have not died, changed the ownership of the Contract or surrendered the Contract.

Once your Contract is given Automatic Periodic Benefit Status, we will pay you the annual MGWB periodic payments, beginning on the next contract anniversary. These payments are equal to the lesser of the remaining MGWB Withdrawal Account or 7% annually of your Eligible Payment Amount, until the earliest of (i) your Contract's latest annuity start date, (ii) the death of the owner; or (iii) your MGWB Withdrawal Account is exhausted. We will reduce the MGWB Withdrawal Account by the amount of each payment. Once your Contract is given Automatic Periodic Benefit Status, we will not accept any additional premium payments in your Contract and the Contract will not provide any benefits except those provided by the MGWB rider. Any other rider terminates. Your Contract will remain in Automatic Periodic Benefit Status until the earliest of (i) payment of all MGWB periodic payments, (ii) payment of the Commuted Value (defined below) or (iii) the owner's death.

On the Contract's latest annuity start date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining. We may, at our option, extend your annuity start date in order to continue the MGWB periodic payments. The Commuted Value is the present value of any then-remaining MGWB periodic payments at the current interest rate plus 0.50%.

                                       N5

The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury STRIPS as quoted by a national quoting service for period(s) applicable to the remaining payments. Once we pay you the last MGWB periodic payment or the Commuted Value, your Contract and the MGWB rider terminate.

     DEATH BENEFIT DURING AUTOMATIC PERIODIC BENEFIT STATUS. The death benefit payable during Automatic Periodic Benefit Status is your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments.

     PURCHASE. To purchase the MGWB rider, you must be age 80 or younger on the Rider Date. The MGWB rider must be purchased (i) on the contract date, or (ii) within 30 days after the contract date. If the rider is not yet available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.

                                       N6

                                 ING [Lion LOGO]

                   ING USA ANNUITY AND LIFE INSURANCE COMPANY

ING USA Annuity and Life Insurance Company is a stock company domiciled in Iowa.
--------------------------------------------------------------------------------

Generations - 131182                                                  02/13/2004

ING GOLDENSELECT OPPORTUNITIES PROSPECTUS

ING USA ANNUITY AND LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B OF ING USA ANNUITY AND LIFE INSURANCE COMPANY

DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY PROSPECTUS

                         ING GOLDENSELECT OPPORTUNITIES(R)

--------------------------------------------------------------------------------

                                                               FEBRUARY 13, 2004

     This prospectus describes ING GoldenSelect Opportunities, a group and individual deferred combination variable annuity contract (the "Contract") offered by ING USA Annuity and Life Insurance Company ("ING USA," the "Company," "we," "us" or "our") (formerly, Golden American Life Insurance Company). The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("non-qualified Contracts").

     The Contract provides a means for you to invest your premium payments in one or more mutual fund investment portfolios. You may also allocate premium payments to our Fixed Account with guaranteed interest periods. Your contract value will vary daily to reflect the investment performance of the investment portfolio(s) you select and any interest credited to your allocations in the Fixed Account. For Contracts sold in some states, not all Fixed Interest Allocations or subaccounts are available. The investment portfolios available under your Contract and the portfolio managers are listed on the next page.

     You have a right to return a Contract within 10 days after you receive it for a refund of the adjusted contract value (which may be more or less than the premium payments you paid), or if required by your state, the original amount of your premium payment. Longer free look periods apply in some states and in certain situations.

     REPLACING AN EXISTING ANNUITY WITH THE CONTRACT MAY NOT BE BENEFICIAL TO YOU. YOUR EXISTING ANNUITY MAY BE SUBJECT TO FEES OR PENALTIES ON SURRENDER, AND THE CONTRACT MAY HAVE NEW CHARGES.

     This prospectus provides information that you should know before investing and should be kept for future reference. A Statement of Additional Information ("SAI"), dated February 13, 2004, has been filed with the Securities and Exchange Commission ("SEC"). It is available without charge upon request. To obtain a copy of this document, write to our Customer Service Center at P.O.
Box 9271, Des Moines, Iowa 50306-9271 or call (800) 366-0066, or access the SEC's website (http://www.sec.gov). The table of contents of the SAI is on the last page of this prospectus and the SAI is made part of this prospectus by reference.
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN ANY SUBACCOUNT THROUGH A TRUST OR FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY ANY BANK OR BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------
     THE INVESTMENT PORTFOLIOS AND THE MANAGERS ARE LISTED ON THE NEXT PAGE.
--------------------------------------------------------------------------------

The investment portfolios available under your Contract and the portfolio managers are:

A I M ADVISORS, INC.
     AIM V.I. Dent Demographic Trends Fund (Class II)
A I M CAPITAL MANAGEMENT, INC.
     ING AIM Mid Cap Growth Portfolio (Class A) (1)
ALLIANCE CAPITAL MANAGEMENT L.P.
     ING Alliance Mid Cap Growth Portfolio (Class A) (1)
BARING INTERNATIONAL INVESTMENT LIMITED
     ING Hard Assets Portfolio (Class A) (1)
CAPITAL GUARDIAN TRUST COMPANY
     ING Capital Guardian Large Cap Value Portfolio
       (Class A) (1)
     ING Capital Guardian Managed Global Portfolio
       (Class A) (1)
     ING Capital Guardian Small Cap Portfolio (Class A) (1) CAPITAL RESEARCH AND MANAGEMENT COMPANY
     ING American Funds Growth Portfolio(2)
     ING American Funds Growth-Income Portfolio(2)
     ING American Funds International Portfolio(2)
COLUMBIA MANAGEMENT ADVISERS, INC.
     Colonial Small Cap Value Fund (Class B)
EAGLE ASSET MANAGEMENT, INC.
     ING Eagle Asset Value Equity Portfolio (Class A) (1)
FIDELITY MANAGEMENT & RESEARCH CO.
     Fidelity(R)VIP Equity-Income Portfolio (Class S2) Fidelity(R)VIP Growth Portfolio (Class S2)
     ING FMRSM Diversified MidCap Portfolio (Class A) (1)
GOLDMAN SACHS ASSET MANAGEMENT, L.P.
     ING Goldman Sachs Internet Tollkeeper Portfolio
       (Class A) (1) (3)
IIM B.V.
     ING Developing World Portfolio (Class S) (1)
ING INVESTMENT MANAGEMENT, LLC
     ING Liquid Assets Portfolio (Class A) (1)
ING INVESTMENTS, LLC
     ING GET U.S. Core Portfolio
     ING International Portfolio (Class A) (1)
     ING VP Bond Portfolio (Class S)
     ING VP Growth Opportunities Portfolio (Class S)
     ING VP Index Plus LargeCap Portfolio (Class S)
     ING VP MagnaCap Portfolio (Service Class)
     ING VP SmallCap Opportunities Portfolio (Class S)
     ING VP Worldwide Growth Portfolio (Class S)
INVESCO FUNDS GROUP, INC.
     INVESCO VIF -- Financial Services Fund
     INVESCO VIF -- Health Sciences Fund
     INVESCO VIF -- Leisure Fund
     INVESCO VIF -- Utilities Fund
J.P. MORGAN FLEMING ASSET MANAGEMENT
     (LONDON) LTD.
     ING JPMorgan Fleming International Portfolio
       (Class S) (1)
J.P. MORGAN ASSET MANAGEMENT INC.
     ING JPMorgan Small Cap Equity Portfolio (Class A) (1)
JANUS CAPITAL MANAGEMENT LLC
     ING Janus Growth and Income Portfolio (Class A) (1)
     ING Janus Special Equity Portfolio (Class A) (1)
JENNISON ASSOCIATES LLC
     ING Jennison Equity Opportunities Portfolio (Class A) (1) Jennison Portfolio (Class II) (5)
     SP Jennison International Growth Portfolio (Class II) (5) JULIUS BAER INVESTMENT MANAGEMENT, LLC
     ING Julius Baer Foreign Portfolio (Class A) (5)
MARSICO CAPITAL MANAGEMENT, LLC
     ING Marsico Growth Portfolio (Class A) (1)
MASSACHUSETTS FINANCIAL SERVICES COMPANY
     ING MFS Mid Cap Growth Portfolio (Class A) (1)
     ING MFS Research Portfolio (Class A) (1)
     ING MFS Total Return Portfolio (Class A) (1)
MERCURY ADVISORS
     ING Mercury Focus Value Portfolio (Class A) (1)
     ING Mercury Fundamental Growth Portfolio (Class A) (1) PACIFIC INVESTMENT MANAGEMENT COMPANY
     ING PIMCO Core Bond Portfolio (Class A) (1)
     PIMCO High Yield Portfolio
PIONEER INVESTMENT MANAGEMENT, INC.
     Pioneer Fund VCT Portfolio (Class II)
     Pioneer Mid-Cap Value VCT Portfolio (Class II)
PROFUND ADVISORS LLC
     ProFund VP Bull
     ProFund VP Europe 30
     ProFund VP Rising Rates Opportunity
     ProFund VP Small Cap
SALOMON BROTHERS ASSET MANAGEMENT, INC.
     ING Salomon Brothers All Cap Portfolio (Class A) (1)
     ING Salomon Brothers Investors Portfolio (Class A) (1)
     ING Salomon Brothers Aggressive Growth Portfolio (Class S)(2)
T. ROWE PRICE ASSOCIATES, INC.
     ING T. Rowe Price Capital Appreciation Portfolio
       (Class A) (1)
     ING T. Rowe Price Equity Income Portfolio (Class A) (1)
UBS GLOBAL ASSET MANAGEMENT
     ING UBS U.S. Balanced Portfolio (Class A) (1)
VAN KAMPEN
     ING Van Kampen Comstock Portfolio (Class S) (4)
     ING Van Kampen Equity Growth Portfolio (Class A) (1)
     ING Van Kampen Global Franchise Portfolio (Class A) (1)
     ING Van Kampen Growth and Income Portfolio(Class A)(1)
     ING Van Kampen Real Estate Portfolio (Class A) (1)

(1) The investment adviser for this portfolio is Directed Services, Inc. The portfolio manager listed is the sub-adviser. Directed Services, Inc. is an affiliated Company of ING Groep, N.V.
(2) The investment adviser for this portfolio is ING Investments, LLC. The portfolio manager listed is the sub-advisor.
(3)  Internet TollkeeperSM Series is a service mark of Goldman, Sachs & Co.
(4) The investment adviser for this portfolio is ING Life Insurance and Annuity Company. The portfolio manager listed is the sub-adviser.
(5) The investment adviser for this portfolio is Prudential Investments LLC. The portfolio manager listed is the sub-adviser.

The above mutual fund investment portfolios are purchased and held by corresponding divisions of our Separate Account B. We refer to the divisions as "subaccounts" and the money you place in the Fixed Account's guaranteed interest periods as "Fixed Interest Allocations" in this prospectus.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                          PAGE

Index of Special Terms.................................................    ii
Fees and Expenses......................................................     1
Condensed Financial Information........................................     4
  Accumulation Unit....................................................     4
  The Net Investment Factor............................................     4
  Performance Information..............................................     5
  Financial Statements.................................................     6
ING USA Annuity and Life Insurance Company.............................     6
ING USA Separate Account B.............................................     6
The Trusts and Funds...................................................     7
Restricted Funds.......................................................     9
Covered Funds, Special Funds and Excluded
  Funds ...............................................................     9
Charges and Fees.......................................................    10
  Charge Deduction Subaccount..........................................    10
  Charges Deducted from the Contract Value.............................    10
    Surrender Charge...................................................    10
    Waiver of Surrender Charge for Extended
      Medical Care.....................................................    10
    Free Withdrawal Amount.............................................    11
    Surrender Charge for Excess Withdrawals............................    11
    Premium Taxes......................................................    11
    Administrative Charge..............................................    11
    Transfer Charge....................................................    11
  Charges Deducted from the Subaccounts................................    12
    Mortality and Expense Risk Charge..................................    12
    Asset-Based Administrative Charge..................................    12
    Earnings Multiplier Benefit Charge.................................    12
    Optional Rider Charges.............................................    12
  Trust and Fund Expenses..............................................    13
The Annuity Contract...................................................    13
  Contract Date and Contract Year .....................................    13
  Contract Owner.......................................................    14
  Annuity Start Date...................................................    15
  Annuitant............................................................    15
  Beneficiary..........................................................    15
  Purchase and Availability of the Contract............................    16
  Crediting of Premium Payments........................................    17
  Administrative Procedures............................................    18
  Contract Value.......................................................    18
  Cash Surrender Value.................................................    19
  Addition, Deletion or Substitution of
    Subaccounts and Other Changes......................................    19
  The Fixed Account....................................................    20
Optional Riders........................................................    20
  Rider Date...........................................................    20
  No Cancellation......................................................    20
  Termination..........................................................    20
  Minimum Guaranteed Income Benefit Rider..............................    23
  Minimum Guaranteed Withdrawal
    Benefit Rider......................................................    27
  Other Contracts......................................................    30
Withdrawals ...........................................................    30
Transfers Among Your Investments.......................................    33

                                                  PAGE

Death Benefit Choices..................................................    36
  Death Benefit During the Accumulation Phase..........................    36
    Standard Death Benefit.............................................    37
    Enhanced Death Benefit Options.....................................    37
    Earnings Multiplier Benefit Rider..................................    39
  Death Benefit During the Income Phase................................    40
  Continuation After Death-- Spouse....................................    40
  Continuation After Death-- Not a Spouse..............................    40
  Required Distributions Upon Contract
    Owner's Death......................................................    41
The Annuity Options....................................................    42
Other Contract Provisions..............................................    44
Other Information......................................................    46
Federal Tax Considerations.............................................    47
Statement of Additional Information
  Table of Contents....................................................    55
Appendix A
  Condensed Financial Information......................................    A1
Appendix B
  The Investment Portfolios............................................    B1
Appendix C
  Fixed Account II.....................................................    C1
Appendix D
  Fixed Interest Division..............................................    D1
Appendix E
  Surrender Charge for Excess Withdrawals
    Example............................................................    E1
Appendix F
  Withdrawal Adjustment for 7% Solution
    Death Benefit Element Examples.....................................    F1
Appendix G
  Special Funds and Excluded Funds Examples............................    G1
Appendix H
  MGWB Excess Withdrawal Amount Examples...............................    H1
Appendix I
  Death Benefits for Yr-2001 Contract Owners...........................    I1
Appendix J
  Death Benefits for May-2002 and Yr-2003
    Contract Owners....................................................    J1
Appendix K
  Death Benefits for May-2002, Yr-2003 and
    May-2003 Contract Owners...........................................    K1
Appendix L
  Optional Rider Benefits for Yr-2001
    Contract Owners....................................................    L1
Appendix M
  Optional Rider Benefit Charges and Minimum
    Guaranteed Income Benefit for May-2002
    Contract Owners....................................................    M1
Appendix N
  Optional Rider Benefit Charges for Yr-2003
    Contract Owners and Optional Rider
    Benefits for May-2002 and Yr-2003
    Contract Owners....................................................    N1
Appendix O
  Projected Schedule of ING GET U.S. Core
    Portfolio Offerings................................................    O1

--------------------------------------------------------------------------------
INDEX OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following special terms are used throughout this prospectus. Refer to the page(s) listed for an explanation of each term:


     SPECIAL TERM                                  PAGE
     ---------------------------------------------------
     Accumulation Unit                               4
     Annuitant                                      15
     Annuity Start Date                             15
     Cash Surrender Value                           19
     Claim Date                                     36
     Contract Date                                  13
     Contract Owner                                 14
     Contract Value                                 18
     Contract Year                                  13
     Covered Fund                                    9
     Earnings Multiplier Benefit                    39
     Excluded Fund                                   9
     Free Withdrawal Amount                         11
     Max 7 Enhanced Death Benefit                   39
     Net Investment Factor                           4
     Net Rate of Return                              5
     Quarterly Ratchet Enhanced Death Benefit       38
     Restricted Fund                                 9
     Rider Date                                     20
     7% Solution Death Benefit Element              37
     Special Fund                                    9
     Standard Death Benefit                         37

The following terms as used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the Contract:

     TERM USED IN THIS PROSPECTUS       CORRESPONDING TERM USED IN THE CONTRACT
     ---------------------------------------------------------------------------
     Accumulation Unit Value            Index of Investment Experience
     Annuity Start Date                 Annuity Commencement Date
     Contract Owner                     Owner or Certificate Owner
     Contract Value                     Accumulation Value
     Transfer Charge                    Excess Allocation Charge
     Fixed Interest Allocation          Fixed Allocation
     Free Look Period                   Right to Examine Period
     Guaranteed Interest Period         Guarantee Period
     Subaccount(s)                      Division(s)
     Net Investment Factor              Experience Factor
     Regular Withdrawals                Conventional Partial Withdrawals
     Withdrawals                        Partial Withdrawals

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES 1

     Surrender Charge:

     COMPLETE YEARS ELAPSED   0     1     2     3     4     5     6     7     8+
        SINCE PREMIUM PAYMENT
     SURRENDER CHARGE         8%    7%    6%    5%    4%    3%    2%    1%    0%

     Transfer Charge 2..............  $25 per transfer, if you make more than 12 transfers in a contract year

     1 If you invested in a Fixed Interest Allocation, a Market Value Adjustment may apply to certain transactions. This may increase or decrease your contract value and/or your transfer or surrender amount.

     2    We currently do not impose this charge, but may do so in the future.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Trust or Fund fees and expenses.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE 3..................................... $30

     (We waive this charge if the total of your premium payments is $100,000 or more or if your contract value at the end of a contract year is $100,000 or more.)

     3    We deduct this charge on each contract anniversary and on surrender.

SEPARATE ACCOUNT ANNUAL CHARGES 4

--------------------------------------------------------------------------------
                                                        ENHANCED DEATH BENEFITS
                                                        -----------------------
                                        STANDARD        QUARTERLY
                                      DEATH BENEFIT      RATCHET          MAX 7
--------------------------------------------------------------------------------
Mortality & Expense Risk Charge           1.25%           1.50%           1.70%
Asset-Based Administrative Charge         0.15%           0.15%           0.15%
                                          -----           -----           -----
   Total                                  1.40%           1.65%           1.85%

ING GET U.S. Core Portfolio
   ("GET Fund") Guarantee Charge 5        0.50%           0.50%           0.50%

Total With GET Fund Guarantee Charge      1.90%           2.15%           2.35%
--------------------------------------------------------------------------------

     4 As a percentage of average daily assets in each subaccount. The Separate Account Annual Charges are deducted daily.

     5 The GET Fund Guarantee Charge is deducted daily during the guarantee period from amounts allocated to the GET Fund investment option. Please see below for a description of the GET Fund guarantee.

EARNINGS MULTIPLIER BENEFIT RIDER CHARGE 6

     ----------------------------------------------------------------------
     As an Annual Charge                           As a Quarterly Charge
     ----------------------------------------------------------------------
     0.30% of contract value                       0.075% of contract value
     ----------------------------------------------------------------------

     6 We deduct the rider charge from the subaccounts in which you are invested on each quarterly contract anniversary and pro-rata on termination of the Contract; if the value in the subaccounts is insufficient, the rider charge will be deducted from the Fixed Interest Allocation(s) nearest maturity, and the amount deducted may be subject to a Market Value Adjustment.

OPTIONAL RIDER CHARGES 7

     MINIMUM GUARANTEED INCOME BENEFIT RIDER:

          ---------------------------------------------------------------------------------
          MGIB Rate     As an Annual Charge                As a Quarterly Charge
          ---------------------------------------------------------------------------------
          7%            0.75% of the MGIB Charge Base8     0.1875% of the MGIB Charge Base8
          ---------------------------------------------------------------------------------

     MINIMUM GUARANTEED WITHDRAWAL BENEFIT RIDER:

          ------------------------------------------------------------
          As an Annual Charge                As a Quarterly Charge
          ------------------------------------------------------------
          0.35% of contract value            0.0875% of contract value
          ------------------------------------------------------------

     7 We deduct optional rider charges from the subaccounts in which you are invested on each quarterly contract anniversary and pro-rata on termination of the Contract; if the value in the subaccounts is insufficient, the optional rider charges will be deducted from the Fixed Interest Allocation(s) nearest maturity, and the amount deducted may be subject to a Market Value Adjustment.

     8 The MGIB Charge Base generally depends on the amount of premiums you pay during the first five contract years after you purchase the rider, when you pay the premiums, less a pro-rata deduction for any withdrawal made while the MGIB rider is in effect and accumulated at the MGIB Rate. The MGIB Charge Base is tracked separately for Covered, Special and Excluded Funds, based on initial allocation of premium (or contract value), subsequent allocation of eligible premium, withdrawals and transfers. Withdrawals and transfers between Covered, Special and Excluded Funds may reduce the applicable MGIB Charge Base by more than the amount withdrawn or transferred.

TRUST OR FUND EXPENSES

The next item shows the minimum and maximum total operating expenses charged by the Trust or Fund that you may pay periodically during the time that you own the Contract. More detail concerning each Trust or Fund's fees and expenses is contained in the prospectus for each Trust or Fund.

     --------------------------------------------------------------------------------
     TOTAL ANNUAL TRUST OR FUND OPERATING EXPENSES                 MINIMUM    MAXIMUM
     --------------------------------------------------------------------------------
     (expenses that are deducted from Trust or Fund assets,
     including management fees, distribution and/or service
     (12b-1) fees9, and other expenses):                           0.71%       3.96%
     --------------------------------------------------------------------------------

     9 The Company may receive compensation from each of the funds or the funds' affiliates based on an annual percentage of the average net assets held in that fund by the Company. The percentage paid may vary from one fund company to another. For certain funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the Fund or Trust prospectuses. The Company may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by the Company to the funds or the funds' affiliates. These additional payments are made by the funds or the funds' affiliates to the Company and do not increase, directly or indirectly, the fees and expenses shown above.

The following table shows the annual operating expenses separately for each Trust or Fund.

FUND EXPENSE TABLE1

The column labeled "Total Fund Annual Expenses Without Waivers or Reductions" shows the total annual operating expenses charged by a Trust or Fund, absent expense reimbursement or fee waiver arrangements. The column labeled "Net Fund Annual Expenses Without Waivers or Reductions" shows such total annual operating expenses after applicable expense reimbursement or fee waiver arrangements where the Trust or Fund has committed to continue such reimbursement or waiver through December 31, 2004. Expenses shown are actual expenses as of 12/31/02 unless otherwise noted.

                                                                                               TOTAL FUND                  NET FUND
                                                                     DISTRIBUTION                ANNUAL                     ANNUAL
                                                                        AND/OR                  EXPENSES       TOTAL       EXPENSES
                                                         INVESTMENT     SERVICE                  WITHOUT      WAIVERS       AFTER
                                                          ADVISORY      (12B-1)     OTHER       WAIVERS OR      OR        WAIVERS OR
FUND NAME                                                   FEES          FEE      EXPENSES    REDUCTIONS    REDUCTIONS   REDUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends Fund (Series II)           0.85%        0.25%       0.58%        1.68%         0.00%        1.68%
Colonial Small Cap Value Fund (Class B)                     0.80%        0.25%       0.34%        1.39%         0.29%        1.10%
Fidelity(R)VIP Equity-Income Portfolio (Service
   Class 2)                                                 0.48%        0.25%       0.10%        0.83%         0.00%        0.83%
Fidelity(R)VIP Growth Portfolio (Service Class 2)           0.58%        0.25%       0.10%        0.93%         0.00%        0.93%
  ING AIM Mid Cap Growth Portfolio (Advisor Class)          0.69%        0.50%       0.01%        1.20%         0.00%        1.20%
ING Alliance Mid-Cap Growth Portfolio (Advisor Class)       0.78%        0.50%       0.02%        1.30%         0.00%        1.30%
ING American Funds Growth Portfolio 2                       0.38%        0.75%       0.05%        1.18%         0.00%        1.18%
ING American Funds Growth-Income Portfolio 2                0.34%        0.75%       0.04%        1.13%         0.00%        1.13%
ING American Funds International Portfolio 2                0.57%        0.75%       0.09%        1.41%         0.00%        1.41%
ING Capital Guardian Large Cap Value Portfolio
   (Advisor Class)                                          0.75%        0.50%       0.01%        1.26%         0.00%        1.26%
ING Capital Guardian Managed Global Portfolio
   (Advisor Class)                                          1.00%        0.50%       0.01%        1.51%         0.00%        1.51%
ING Capital Guardian Small Cap Portfolio
   (Advisor Class)                                          0.69%        0.50%       0.02%        1.21%         0.00%        1.21%
ING Developing World Portfolio (Advisor Class)              1.50%        0.50%       0.01%        2.01%         0.00%        2.01%
ING Eagle Asset Value Equity Portfolio
   (Advisor Class)                                          0.69%        0.50%       0.01%        1.20%         0.00%        1.20%
ING FMRSM Diversified Mid-Cap Portfolio
   (Advisor Class)                                          0.75%        0.50%       0.01%        1.26%         0.00%        1.26%
ING GET U.S. Core Portfolio                                 0.60%        0.50%       0.15%        1.00%         0.00%        1.00
ING Goldman Sachs Internet TollkeeperSM Portfolio*
   (Advisor Class)                                          1.60%        0.50%       0.01%        2.11%         0.00%        2.11%
ING Hard Assets Portfolio (Advisor Class)                   0.69%        0.50%       0.01%        1.20%         0.00%        1.20%
ING International Portfolio (Advisor Class)                 1.00%        0.50%       0.01%        1.51%         0.00%        1.51%
ING Janus Growth and Income Portfolio
   (Advisor Class)                                          0.85%        0.50%       0.01%        1.36%         0.00%        1.36%
ING Janus Special Equity Portfolio (Advisor Class)          0.85%        0.50%       0.01%        1.36%         0.00%        1.36%
ING Jennison Equity Opportunities Portfolio
   (Advisor Class)                                          0.69%        0.50%       0.01%        1.20%         0.00%        1.20%
ING JPMorgan Fleming International Portfolio
   (Service Class)                                          0.80%        0.25%       0.20%        1.25%         0.00%        1.25%
ING JPMorgan Small Cap Equity Portfolio
   (Advisor Class)                                          0.90%        0.50%       0.01%        1.41%         0.00%        1.41%
ING Julius Baer Foreign Portfolio (Advisor Class)           1.00%        0.50%       0.01%        1.51%         0.00%        1.51%
ING Liquid Assets Portfolio (Advisor Class)                 0.27%        0.50%       0.01%        0.78%         0.00%        0.78%
ING Marsico Growth Portfolio (Advisor Class)                0.78%        0.50%       0.01%        1.29%         0.00%        1.29%
ING Mercury Focus Value Portfolio (Advisor Class)           0.80%        0.50%       0.01%        1.31%         0.00%        1.31%
ING Mercury Fundamental Growth Portfolio
   (Advisor Class)                                          0.80%        0.50%       0.01%        1.31%         0.00%        1.31%
ING MFS Mid-Cap Growth Portfolio (Advisor Class)            0.64%        0.50%       0.02%        1.16%         0.00%        1.16%
ING MFS Research Portfolio (Advisor Class)                  0.64%        0.50%       0.02%        1.16%         0.00%        1.16%
ING MFS Total Return Portfolio (Advisor Class)              0.64%        0.50%       0.02%        1.15%         0.00%        1.15%
ING PIMCO Core Bond Portfolio (Advisor Class)               0.66%        0.50%       0.02%        1.18%         0.00%        1.18%
ING Salomon Brothers All Cap Portfolio
   (Advisor Class)                                          0.75%        0.50%       0.01%        1.26%         0.00%        1.26%
ING Salomon Brothers Investors Portfolio
   (Advisor Class)                                          0.75%        0.50%       0.01%        1.26%         0.00%        1.26%
ING T. Rowe Price Capital Appreciation Portfolio
   (Advisor Class)                                          0.69%        0.50%       0.01%        1.20%         0.00%        1.20%
ING T. Rowe Price Equity Income Portfolio
   (Advisor Class)                                          0.69%        0.50%       0.01%        1.20%         0.00%        1.00%

                                       3

                                                                                               TOTAL FUND                  NET FUND
                                                                     DISTRIBUTION                ANNUAL                     ANNUAL
                                                                        AND/OR                  EXPENSES       TOTAL       EXPENSES
                                                         INVESTMENT     SERVICE                  WITHOUT      WAIVERS       AFTER
                                                          ADVISORY      (12B-1)     OTHER       WAIVERS OR      OR        WAIVERS OR
FUND NAME                                                   FEES          FEE      EXPENSES    REDUCTIONS    REDUCTIONS   REDUCTIONS
------------------------------------------------------------------------------------------------------------------------------------

ING UBS U.S. Balanced Portfolio (Advisor Class)             0.75%        0.50%       0.01%        1.26%         0.00%        1.26%
ING Van Kampen Comstock Portfolio (Service Class)           0.60%        0.25%       0.35%        1.20%         0.00%        1.20%
ING Van Kampen Equity Growth Portfolio
   (Advisor Class)                                          0.75%        0.50%       0.01%        1.26%         0.00%        1.26%
ING Van Kampen Global Franchise Portfolio
   (Advisor Class)                                          1.00%        0.50%       0.01%        1.51%         0.00%        1.51%
ING Van Kampen Growth and Income Portfolio
   (Advisor Class)                                          0.69%        0.50%       0.02%        1.21%         0.00%        1.21%
ING Van Kampen Real Estate Portfolio (Advisor Class)        0.69%        0.50%       0.01%        1.20%         0.00%        1.20%
ING VP Bond Portfolio (Class S)                             0.40%        0.25%       0.09%        0.74%         0.00%        0.74%
ING VP Growth Opportunities Portfolio
   (Service Class)                                          0.75%        0.25%       0.58%        1.58%         0.48%        1.10%
ING VP Index Plus LargeCap Portfolio (Class S)              0.35%        0.25%       0.11%        0.71%         0.00%        0.71%
ING VP MagnaCap Portfolio (Service Class)                   0.75%        0.25%       0.45%        1.45%         0.35%        1.10%
ING VP SmallCap Opportunities Portfolio
   (Service Class)                                          0.75%        0.25%       0.49%        1.49%         0.39%        1.10%
ING VP Worldwide Growth Portfolio (Service Class)           1.00%        0.25%       0.82%        2.07%         0.84%        1.23%
INVESCO VIF-- Financial Services Fund                       0.75%        0.00%       0.34%        1.09%         0.00%        1.09%
INVESCO VIF-- Health Sciences Fund                          0.75%        0.00%       0.32%        1.07%         0.00%        1.07%
INVESCO VIF-- Leisure Fund                                  0.75%        0.00%       3.21%        3.96%         2.67%        1.29%
INVESCO VIF-- Utilities Fund                                0.60%        0.00%       0.58%        1.18%         0.00%        1.18%
Jennison Portfolio (Class II)                               0.60%        0.25%       0.16%        1.01%         0.00%        1.01%
PIMCO High Yield Portfolio                                  0.25%        0.15%       0.36%        0.76%         0.00%        0.76%
Pioneer Fund VCT Portfolio (Class II)                       0.65%        0.25%       0.16%        1.06%         0.00%        1.06%
Pioneer Mid Cap Value VCT Portfolio (Class II)              0.65%        0.25%       0.17%        1.07%         0.00%        1.07%
ProFund VP Bull                                             0.75%        0.25%       0.91%        1.91%         0.00%        1.91%
ProFund VP Europe 30                                        0.75%        0.25%       1.03%        2.03%         0.00%        2.03%
ProFund Rising Rates Opportunity                            0.75%        0.25%       1.13%        2.13%         0.00%        2.13%
ProFund VP Small-Cap                                        0.75%        0.25%       0.97%        1.97%         0.00%        1.97%
SP Jennison International Growth Portfolio (Class II)       0.85%        0.25%       0.70%        1.80%         0.00%        1.80%

Footnotes to the "Fund Expense Table"

     1 The Company may receive compensation from each of the funds or the funds' affiliates based on an annual percentage of the average net assets held in that fund by the Company. The percentage paid may vary from one fund company to another. For certain funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in this Fund Expense Table and the fund prospectuses. The Company may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by the Company to the funds or the funds' affiliates. These additional payments are made by the funds or the funds' affiliates to the Company and do not increase, directly or indirectly, the fees and expenses shown above. See "Fees -- Fund Expenses" for additional information.

     2 Because these portfolios are new, "Other Expenses", shown above, are estimated for 2003. This table reflects the aggregate annual operating expenses of each portfolio and its corresponding master fund.

Premium taxes (which currently range from 0% to 3.5% of premium payments) may apply, but are not reflected in the above table or in the example below.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and Trust or Fund fees and expenses. The Example assumes that you invest $10,000 in the Contract for the time periods indicated.

The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Trusts or Funds. Specifically, the Example assumes election of the Max 7 Enhanced Death Benefit and election of the earnings multiplier benefit rider with a charge of 0.30% of the contract value annually. The Example reflects the deduction of a mortality and expense risk charge, an asset-based administrative charge, and the annual contract administrative charge as an annual charge of 0.05% of assets. The Example also assumes you elected an optional benefit rider with the highest cost, an assumed charge of 1.14% annually, where the rider base is equal to the initial premium and increases by 7% annually, and the rider charge is assessed each quarter on a base equal to the hypothetical $10,000 premium increasing at 7% per year. The assumed annual rider charge of 1.14% results from the assumption of a 7% annual increase in the rider base but only a 5% earnings increase in the contract value before expenses. Thus, 1.14% represents an annual charge over the 10-year period which is equivalent to a charge of 0.1875% of rider base per quarter over the same period. Note that surrender charges may apply if you choose to annuitize your Contract within the first 5 contract years, and under certain circumstances, within the first 8 contract years.

The Example reflects the maximum charges for February-2004 contract owners. If you elect different options or are not a February-2004 contract owner, your expenses will be lower. The example also takes into account contractual limitations on Trust or Fund expenses that require reimbursement or waiver of expenses, but only for the period of the contractual limitation.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
1) If you surrender your contract at the end of the applicable time period:
         1 year            3 years            5 years           10 years
         $1,346             $2,566             $3,721             $6,446
2) If you annuitize at the end of the applicable time period:
         1 year            3 years            5 years           10 years
         $1,346             $2,566             $3,721             $6,446
3) If you do not surrender your contract:
         1 year            3 years            5 years           10 years
           $546             $1,966             $3,321             $6,446
--------------------------------------------------------------------------------

Compensation is paid for the sale of the Contracts. For information about this compensation, see "Selling the Contract."

--------------------------------------------------------------------------------
CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

ACCUMULATION UNIT

We use accumulation units to calculate the value of a Contract. Each subaccount of Separate Account B has its own accumulation unit value. The accumulation units are valued each business day that the New York Stock Exchange is open for trading. Their values may increase or decrease from day to day according to a Net Investment Factor, which is primarily based on the investment performance of the applicable investment portfolio. Shares in the investment portfolios are valued at their net asset value.

Tables containing (i) the accumulation unit value history of each subaccount of ING USA Separate Account B offered in this prospectus and (ii) the total investment value history of each such subaccount are presented in "Appendix A -- Condensed Financial Information." The numbers show the year-end unit values of each subaccount from the time purchase payments were first received in the subaccounts under the Contract.

THE NET INVESTMENT FACTOR

The Net Investment Factor is an index number which reflects certain charges under the Contract and the investment performance of the subaccount. The Net Investment Factor is calculated for each subaccount as follows:

     1) We take the net asset value of the subaccount at the end of each business day.

     2) We add to (1) the amount of any dividend or capital gains distribution declared for the subaccount and reinvested in such subaccount. We subtract from that amount a charge for our taxes, if any.

     3) We divide (2) by the net asset value of the subaccount at the end of the preceding business day.

     4) We then subtract the applicable daily mortality and expense risk charge and the daily asset-based administrative charge from the subaccount and, for the GET Fund subaccount only, the daily GET Fund guarantee charge.

Calculations for the subaccounts are made on a per share basis.

The Net Rate of Return equals the Net Investment Factor minus one.

PERFORMANCE INFORMATION

From time to time, we may advertise or include in reports to contract owners performance information for the subaccounts of Separate Account B, including the average annual total return performance, yields and other nonstandard measures of performance. Such performance data will be computed, or accompanied by performance data computed, in accordance with standards defined by the SEC.

Except for the Liquid Assets subaccount, quotations of yield for the subaccounts will be based on all investment income per unit (contract value divided by the accumulation unit) earned during a given 30-day period, less expenses accrued during such period. Information on standard total average annual return performance will include average annual rates of total return for 1, 5 and 10 year periods, or lesser periods depending on how long Separate Account B has been investing in the portfolio. We may show other total returns for periods of less than one year. We will base total return figures on the actual historic performance of the subaccounts of Separate Account B, assuming an investment at the beginning of the period when the separate account first invested in the portfolios, and withdrawal of the investment at the end of the period, adjusted to reflect the deduction of all applicable portfolio and current contract charges. We may also show rates of total return on amounts invested at the beginning of the period with no withdrawal at the end of the period. Total return figures which assume no withdrawals at the end of the period will reflect all recurring charges, but will not reflect the surrender charge. In addition, we may present historic performance data for the investment portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts of Separate Account B. This data is designed to show the performance that would have resulted if the Contract had been in existence before the separate account began investing in the portfolios.

Current yield for the Liquid Assets subaccount is based on income received by a hypothetical investment over a given 7-day period, less expenses accrued, and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks). We calculate "effective yield" for the Liquid Assets subaccount in a manner similar to that used to calculate yield, but when annualized, the income earned by the investment is assumed to be reinvested. The "effective yield" will thus be slightly higher than the "yield" because of the compounding effect of earnings. We calculate quotations of yield for the remaining subaccounts on all investment income per accumulation unit earned during a given 30-day period, after subtracting fees and expenses accrued during the period, assuming no surrender. YOU SHOULD BE AWARE THAT THERE IS NO GUARANTEE THAT THE LIQUID ASSETS SUBACCOUNT WILL HAVE A POSITIVE OR LEVEL RETURN.

We may compare performance information for a subaccount to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, or any other applicable market indices, (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies), or any other rating service, and
(iii) the Consumer Price Index (measure for inflation) to determine the real rate of return of an investment in the Contract. Our reports and promotional literature may also contain other information including the ranking of any subaccount based on rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by similar rating services.

Performance information reflects only the performance of a hypothetical contract and should be considered in light of other factors, including the investment objective of the investment portfolio and market conditions. Please keep in mind that past performance is not a guarantee of future results.

FINANCIAL STATEMENTS

The following statements for Golden American Separate Account B (now ING USA Annuity and Life Insurance Company Separate Account B) are included in the Statement of Additional Information: the statement of assets and liabilities as of December 31, 2002, along with the related statement of operations for the year then ended and the statements of changs in net assets for each of the two years then ended; also, the statement of assets and liabilities as of September 30, 2003, along with the statements of operations and changes in net assets for the nine months then ended.

The following consolidated financial statements for Golden American (now ING USA Annuity and Life Insurance Company) are included in the Statement of Additional
Information: the consolidated balance sheets for the years ended December 31, 2002 and 2001, along with the consolidated income statements, statements of changes in shareholder's equity, and statements of cash flows for the three years ended December 31, 2002; also, the condensed consolidated balance sheet as of September 30, 2003, along with the condensed consolidated statement of income for the three and nine months ended September 30, 2003 and 2002, and the condensed consolidated statements of changes in shareholder's equity and statements of cash flows for the nine months ended September 30, 2003 and 2002. The financial statements of Golden American presented have not been restated for the effects of Golden's merger in 2004 with United Life and Annuity Insurance Company, USG Annuity and Life Insurance Company and Equitable of Iowa Life Insurance Company.

--------------------------------------------------------------------------------
ING USA ANNUITY AND LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company) ("ING USA") is an Iowa stock life insurance company, which was originally incorporated in Minnesota on January 2, 1973. ING USA is a wholly owned subsidiary of Lion Connecticut Holdings, Inc. ("Lion Connecticut"), which in turn is a wholly owned subsidiary of ING Groep N.V. ("ING"), a global financial services holding company based in the Netherlands. ING USA is authorized to sell insurance and annuities in all states, except New York, and the District of Columbia. Golden American's consolidated financial statements appear in the Statement of Additional Information.

Lion Connecticut is the holding company for Directed Services, Inc., the investment manager of the ING Investors Trust and the distributor of the Contracts, and other interests. ING also owns ING Investments, LLC and ING Investment Management, LLC, portfolio managers of the ING Investors Trust, and the investment managers of the ING Variable Insurance Trust and ING Variable Products Trust and ING Variable Product Portfolios, respectively. ING also owns Baring International Investment Limited, another portfolio manager of the ING Investors Trust.

Our principal office is located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

--------------------------------------------------------------------------------
ING USA SEPARATE ACCOUNT B
--------------------------------------------------------------------------------

ING USA Separate Account B (formerly Golden American Separate Account B) ("Separate Account B") was established as a separate account of the Company on July 14, 1988. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 as amended (the "1940 Act"). Separate Account B is a separate investment account used for our variable annuity contracts. We own all the assets in Separate Account B but such assets are kept separate from our other accounts.

Separate Account B is divided into subaccounts. Each subaccount invests exclusively in shares of one investment portfolio of a Trust or Fund. Each investment portfolio has its own distinct investment objectives and policies. Income, gains and losses, realized or unrealized, of a portfolio are credited to or charged against the corresponding subaccount of Separate Account B without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from subaccounts whose assets we attribute to other variable annuity contracts supported by Separate Account B. If the assets in Separate Account B exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits and make all payments provided under the Contracts.

Note: We currently offer other variable annuity contracts that invest in Separate Account B, but are not discussed in this prospectus. Separate Account B may also invest in other investment portfolios which are not available under your Contract. Under certain circumstances, we may make certain changes to the subaccounts. For more information, see "The Annuity Contract -- Addition, Deletion, or Substitution of Subaccounts and Other Changes."

--------------------------------------------------------------------------------
THE TRUSTS AND FUNDS
--------------------------------------------------------------------------------

YOU WILL FIND INFORMATION ABOUT THE TRUSTS AND FUNDS CURRENTLY AVAILABLE UNDER YOUR CONTRACT IN APPENDIX B -- THE INVESTMENT PORTFOLIOS. A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH TRUST OR FUND MAY BE OBTAINED BY CALLING OUR CUSTOMER SERVICE CENTER AT 800-366-0066. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

In the event that, due to differences in tax treatment or other considerations, the interests of the contract owners participating in the Trusts or Funds conflict, we, the Board of Trustees or Directors of the Trusts or Funds, and any other insurance companies participating on the Trusts or Funds will monitor events to identify and resolve any material conflicts that may arise.

ING GET U.S. CORE PORTFOLIO
  (FORMERLY KNOWN AS ING GET FUND)

An ING GET U.S. Core Portfolio ("GET Fund") series may be available during the accumulation phase of the Contract. We make a guarantee, as described below, when you allocate money into a GET Fund series. Each GET Fund series has an offering period of three months which precedes the guarantee period. The GET Fund investment option may not be available under your Contract or in your state.

Various series of the GET Fund may be offered from time to time, and additional charges will apply if you elect to invest in one of these series. Please see Appendix O for a projected schedule of GET Fund Series Offerings. The Company makes a guarantee when you direct money into a GET Fund series. We guarantee that the value of an accumulation unit of the GET Fund subaccount for that series under the Contract on the maturity date will not be less than its value as determined after the close of business on the last day of the offering period for that GET Fund series. If the value on the maturity date is lower than it was on the last day of the offering period, we will add funds to the GET Fund subaccount for that series to make up the difference. This means that if you remain invested in the GET Fund series until the maturity date, at the maturity date, you will receive no less than the value of your separate account investment directed to the GET Fund series as of the last day of the offering period, less charges not reflected in the accumulation unit value, including any charges deducted for the earnings multiplier benefit rider, and any amounts you transfer or withdraw from the GET Fund subaccount for that series. The value of dividends and distributions made by the GET Fund series throughout the guarantee period is taken into account in determining whether, for purposes of the guarantee, the value of your GET Fund investment on the maturity date is no less than its value as of the last day of the offering period. If you withdraw or transfer funds from a GET Fund series prior to the maturity date, we will process the transactions at the actual unit value next determined after we receive your request. The GET Fund subaccount is not available for dollar cost averaging or automatic rebalancing.

Before the maturity date, we will send a notice to each contract owner who has allocated amounts to the GET Fund series. This notice will remind you that the maturity date is approaching and that you must choose other investment options for your GET Fund series amounts. If you do not make a choice, on the maturity date we will transfer your GET Fund series amounts to another available series of the GET Fund that is then accepting deposits. If no GET Fund series is then available, we will transfer your GET Fund series amounts to the fund or funds that we designate.

Please see the ING GET U.S. Core Portfolio prospectus for a complete description of the GET Fund investment option, including charges and expenses.

--------------------------------------------------------------------------------
RESTRICTED FUNDS
--------------------------------------------------------------------------------

We may, with 30 days notice to you, designate any investment option as a Restricted Fund and limit the amount you may allocate or transfer to a Restricted Fund. We may also change the limitations on existing contracts with respect to new premiums added to investment portfolios and with respect to new transfers to investment portfolios. We may establish any limitations, at our discretion, as a percentage of premium or contract value, or as a specified dollar amount, and change the limitation at any time. Currently, we have not designated any investment option as a Restricted Fund. If we designate an investment option as a Restricted Fund or set applicable limitations, such change will apply only to transactions made after the designation.

We limit your investment in the Restricted Funds on an aggregate basis for all Restricted Funds and for each individual Restricted Fund. Currently, we limit an investment in Restricted Funds to the following limitations: no more than $999,999,999, and no more than 30 percent of contract value. We may change these limits, in our discretion, for new contracts, premiums, transfers or withdrawals.

We monitor the aggregate and individual limits on investments in Restricted Funds for each transaction (e.g. premium payments, reallocations, withdrawals, dollar cost averaging). If the contract value in the Restricted Funds has increased beyond the applicable limit due to market growth, we will not require the reallocation or withdrawal of contract value from the Restricted Funds. However, if the contract value in the Restricted Funds exceed the aggregate limit, if you take a withdrawal, it must come from either the Restricted Funds or pro-rata from all investment options in which contract value is allocated, so that the percentage of contract value in the Restricted Funds following the withdrawal is less than or equal to the percentage of contract value in the Restricted Funds prior to the withdrawal.

We will not permit a transfer to the Restricted Funds if it would increase the contract value in the Restricted Fund or in all Restricted Funds to more than the applicable limits set forth above. We will not limit transfers from Restricted Funds. If the multiple reallocations lower the percentage of total contract value in Restricted Funds, we will permit the reallocation even if the percentage of contract value in a Restricted Fund is greater than its limit.

Please see "Withdrawals" and "Transfers Among Your Investments" in this prospectus for more information on the effect of Restricted Funds.

--------------------------------------------------------------------------------
COVERED FUNDS, SPECIAL FUNDS AND EXCLUDED FUNDS
--------------------------------------------------------------------------------

For purposes of determining death benefits and benefits under the optional benefit riders (but not the earnings multiplier benefit rider), we assign the investment options to one of three categories of funds. The categories are:

     1)   Covered Funds;

     2)   Special Funds; and

     3)   Excluded Funds.

Allocations to Covered Funds participate fully in all guaranteed benefits. Allocations to Special Funds could affect the death benefit and/or optional benefit rider guarantee that may otherwise be provided.

Allocations to Excluded Funds do not participate in any guaranteed benefits, due to their potential for volatility. No investment options are currently designated as Excluded Funds.

Designation of investment options under these categories may vary by benefit. For example, we may designate an investment option a Special Fund for purposes of calculating a benefit under an optional benefit rider, but not a death benefit, or for calculating one death benefit and not another. We may, with 30 days notice to you, designate any investment option as a Special or Excluded Fund with respect to new premiums added to such investment option and also with respect to new transfers to such investment option. Please see Appendix G for examples.

--------------------------------------------------------------------------------
CHARGES AND FEES
--------------------------------------------------------------------------------

We deduct the Contract charges described below to compensate us for our costs and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for distributing and administering the Contracts, including compensation and expenses paid in connection with sales of the Contracts, for paying the benefits payable under the Contracts and for bearing various risks associated with the Contracts. The amount of a Contract charge will not always correspond to the actual costs associated with the charge. For example, the surrender charge collected may not fully cover all of the distribution expenses incurred by us with the service or benefits provided. If there are any profits from fees and charges deducted under the Contract, including the mortality and expense risk charge and rider and benefit charges, we may use such profits to finance the distribution of Contracts.

CHARGE DEDUCTION SUBACCOUNT

You may elect to have all charges against your contract value deducted directly from a single subaccount designated by the Company. Currently we use the Liquid Assets subaccount for this purpose. If you do not elect this option, or if the amount of the charges is greater than the amount in the designated subaccount, we will deduct the charges as discussed below. You may cancel this option at any time by sending satisfactory notice to our Customer Service Center.

CHARGES DEDUCTED FROM THE CONTRACT VALUE

We deduct the following charges from your contract value:

     SURRENDER CHARGE. We will deduct a contingent deferred sales charge (a "surrender charge") if you surrender your Contract or if you take a withdrawal in excess of the Free Withdrawal Amount during the 8-year period from the date we receive and accept a premium payment. We base the surrender charge on a percentage of each premium payment withdrawn. The surrender charge is based on the amount requested for withdrawal. The surrender charge is deducted from the contract value remaining after you have received the amount requested for withdrawal. This charge is intended to cover sales expenses that we have incurred. We may reduce or waive the surrender charge in certain situations. We will never charge more than the maximum surrender charges. The percentage of premium payments deducted at the time of surrender or excess withdrawal depends on the number of complete years that have elapsed since that premium payment was made. We determine the surrender charge as a percentage of each premium payment as follows:

     COMPLETE YEARS ELAPSED   0     1     2     3     4     5     6     7     8+
        SINCE PREMIUM PAYMENT
     SURRENDER CHARGE         8%    7%    6%    5%    4%    3%    2%    1%    0%

     WAIVER OF SURRENDER CHARGE FOR EXTENDED MEDICAL CARE. We will waive the surrender charge in most states in the following events: (i) you begin receiving qualified extended medical care on or after the first contract anniversary for at least 45 days during a 60-day period and we receive your request for the surrender or withdrawal, together with all required documentation at our Customer Service Center during the term of your care or within 90 days after the last day of your care; or (ii) you are first diagnosed by a qualified medical professional, on or after the first contract anniversary, as having a qualifying terminal illness. We have the right to require an examination by a physician of our choice. If we require such an examination, we will pay for it. You are required to send us satisfactory written proof of illness. See your Contract for more information. The waiver of surrender charge may not be available in all states.

     FREE WITHDRAWAL AMOUNT. The Free Withdrawal Amount is the total of (i) your cumulative earnings (which is your contract value less premium payments received and prior withdrawals), and (ii) 10% of premium payments not previously withdrawn received within 8 years prior to the date of the withdrawal.

     SURRENDER CHARGE FOR EXCESS WITHDRAWALS. We will deduct a surrender charge for excess withdrawals, which may include a withdrawal you make to satisfy required minimum distribution requirements under the Internal Revenue Code (the "Code"). We consider a withdrawal to be an excess withdrawal when the amount you withdraw in any contract year exceeds the Free Withdrawal Amount. When you are receiving systematic withdrawals, any combination of regular withdrawals taken and any systematic withdrawals expected to be received in a contract year will be included in determining the amount of the excess withdrawal. Such a withdrawal will be considered a partial surrender of the Contract and we will impose a surrender charge and any associated premium tax. We will deduct such charges from the contract value in proportion to the contract value in each subaccount or Fixed Interest Allocation from which the excess withdrawal was taken. In instances where the excess withdrawal equals the entire contract value in such subaccounts or Fixed Interest Allocations, we will deduct charges proportionately from all other subaccounts and Fixed Interest Allocations in which you are invested. ANY WITHDRAWAL FROM A FIXED INTEREST ALLOCATION MORE THAN 30 DAYS BEFORE ITS MATURITY DATE WILL TRIGGER A MARKET VALUE ADJUSTMENT. See Appendix C and the Fixed Account II prospectus for more information.

For the purpose of calculating the surrender charge for an excess withdrawal:
(i) we treat premiums as being withdrawn on a first-in, first-out basis; and
(ii) amounts withdrawn which are not considered an excess withdrawal are not considered a withdrawal of any premium payments. We have included an example of how this works in Appendix E. Although we treat premium payments as being withdrawn before earnings for purpose of calculating the surrender charge for excess withdrawals, the federal tax law treats earnings as withdrawn first.

     PREMIUM TAXES. We may charge for state and local premium taxes depending on your state of residence. These taxes can range from 0% to 3.5% of the premium payment. We have the right to change this amount to conform with changes in the law or if you change your state of residence.

We deduct the premium tax from your contract value on the annuity start date. However, some jurisdictions impose a premium tax at the time initial and additional premiums are paid, regardless of when the annuity payments begin. In those states we may defer collection of the premium taxes from your contract value and deduct it when you surrender the Contract, when you take an excess withdrawal or on the annuity start date.

     ADMINISTRATIVE CHARGE. We deduct an annual administrative charge on each Contract anniversary. If you surrender your Contract prior to a Contract anniversary, we deduct an administrative charge when we determine the cash surrender value payable to you. The charge is $30 per Contract. We waive this charge if your contract value is $100,000 or more at the end of a contract year or the total of your premium payments is $100,000 or more or under other conditions established by ING USA. We deduct the charge proportionately from all subaccounts in which you are invested. If there is no contract value in those subaccounts, we will deduct the charge from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until the charge has been paid.

     TRANSFER CHARGE. We currently do not deduct any charges for transfers made during a contract year. We have the right, however, to assess up to $25 for each transfer after the twelfth transfer in a contract year. The charge will not apply to any transfers due to the election of dollar cost averaging or automatic rebalancing.

CHARGES DEDUCTED FROM THE SUBACCOUNTS

     MORTALITY AND EXPENSE RISK CHARGE. The amount of the mortality and expense risk charge depends on the death benefit you have elected and on the category of contract owner to which you belong. We deduct the charge each business day based on the assets you have in each subaccount. If there are any profits from the mortality and expense risk charge, we may use such profits to finance the distribution of contracts.

--------------------------------------------------------------------------------
                             QUARTERLY RATCHET                 MAX 7
       STANDARD                   ENHANCED                    ENHANCED
     DEATH BENEFIT              DEATH BENEFIT               DEATH BENEFIT
--------------------------------------------------------------------------------
          Annual Charge               Annual Charge                Annual Charge
Annual    Expressed as      Annual    Expressed as      Annual     Expressed as
Charge     Daily Rate       Charge     Daily Rate       Charge      Daily Rate

 1.25%      0.003446%        1.50%      0.004141%        1.70%       0.004697%
--------------------------------------------------------------------------------

A description of the mortality and expense risk charges for contract owners other than Yr-2004 contract owners is included in the appendices. See "The Annuity Contract - Contract Owner Categories." PLEASE RETAIN THIS PROSPECTUS AND THE APPENDIX THAT IS APPLICABLE TO YOU SO YOU WILL HAVE IT FOR FUTURE REFERENCE.

     ASSET-BASED ADMINISTRATIVE CHARGE. The amount of the asset-based administrative charge, on an annual basis, is equal to 0.15% of the assets you have in each subaccount. We deduct the charge from your assets in each subaccount on each business day at the rate of 0.000411% for each day since the previous business day.

     EARNINGS MULTIPLIER BENEFIT CHARGE. Subject to state availability, you may purchase the earnings multiplier benefit rider for both non-qualified and qualified Contracts either at issue or on the next contract anniversary following the introduction of the benefit in your state, if later. So long as the rider is in effect, we will deduct a separate quarterly charge for the rider through a pro-rata reduction of the contract value of the subaccounts in which you are invested. If there is insufficient contract value in the subaccounts, we will deduct the charges from your Fixed Interest Allocations starting with the allocation nearest its maturity date. If that is insufficient, we will deduct the charge from the allocation next nearest its maturity date, and so on. We deduct the rider charge on each quarterly contract anniversary in arrears, meaning we deduct the first charge on the first quarterly anniversary following the rider date. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current contract value immediately prior to the surrender or annuitization. The quarterly charge for the earnings multiplier benefit rider is 0.075% (0.30% annually). For a description of the rider, see "Earnings Multiplier Benefit Rider."

     OPTIONAL RIDER CHARGES. In addition to the earnings multiplier benefit rider, subject to state availability, you may purchase one of two optional benefit riders that you may elect at issue. So long as the rider is in effect, we will deduct a separate quarterly charge for each optional benefit rider through a pro-rata reduction of the contract value of the subaccounts in which you are invested. If there is insufficient contract value in the subaccount, we will deduct the charges from your Fixed Interest Allocations nearest their maturity date. We deduct each rider charge on each quarterly contract anniversary in arrears, meaning we deduct the first charge on the first quarterly anniversary following the rider date. For a description of the riders and the defined terms used in connection with the riders, see "The Annuity Contract -- Optional Riders."

     MINIMUM GUARANTEED INCOME BENEFIT (MGIB). The charge for the MGIB rider is as follows:

--------------------------------------------------------------------------------
MGIB Rate     As an Annual Charge                As a Quarterly Charge
--------------------------------------------------------------------------------
7%            0.75% of the MGIB Charge Base      0.1875% of the MGIB Charge Base
--------------------------------------------------------------------------------

     MINIMUM GUARANTEED WITHDRAWAL BENEFIT (MGWB). The annual charge for the MGWB rider is 0.35% (0.0875% quarterly) of the contract value. The charge is deducted from the contract value on each quarterly contract anniversary date, in arrears. We will deduct charges only during the period before your Contract's Automatic Periodic Benefit Status. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge immediately prior to the surrender or annuitization.

Please see the appendix that is applicable to you for the optional rider charges under your Contract.

ING GET U.S. CORE PORTFOLIO GUARANTEE CHARGE. The GET Fund guarantee charge is deducted each business day during the guarantee period if you elect to invest in the GET Fund. The amount of the GET Fund guarantee charge is 0.50% and is deducted from amounts allocated to the GET Fund investment option. This charge compensates us for the cost of providing a guarantee of accumulation unit values of the GET Fund subaccount. See "The Trust and Funds -- ING GET U.S. Core Portfolio".

TRUST AND FUND EXPENSES

Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, certain portfolios deduct a service fee, which is used to compensate service providers for administrative and contract holder services provided on behalf of the portfolios, and certain portfolios deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of shares of the applicable portfolio. See "Fees and Expenses -- Trust or Fund Expenses."

--------------------------------------------------------------------------------
THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

The Contract described in this prospectus is a deferred combination variable and fixed annuity contract. The Contract provides a means for you to invest in one or more of the available mutual fund portfolios of the Trusts and Funds through Separate Account B. It also provides a means for you to invest in a Fixed Interest Allocation through the Fixed Account. See Appendix C and the Fixed Account II prospectus for more information on the Fixed Account.

CONTRACT DATE AND CONTRACT YEAR

The date the Contract became effective is the contract date. Each 12-month period following the contract date is a contract year.

CONTRACT OWNER

You are the contract owner. You have the rights and options described in the Contract. One or more persons may own the Contract. If there are multiple owners named, the age of the oldest owner will determine the applicable death benefit if such death benefit is available for multiple owners.

The death benefit becomes payable when you die. In the case of a sole contract owner who dies before the annuity start date, we will pay the beneficiary the death benefit then due. The sole contract owner's estate will be the beneficiary if no beneficiary has been designated or the beneficiary has predeceased the contract owner. In the case of a joint owner of the Contract dying before the annuity start date, we will designate the surviving contract owner as the beneficiary. This will override any previous beneficiary designation.

If the contract owner is a trust and a beneficial owner of the trust has been designated, the beneficial owner will be treated as the contract owner for determining the death benefit. If a beneficial owner is changed or added after the contract date, we will treat this as a change of contract owner for determining the death benefit (likely a taxable event). If no beneficial owner of the trust has been designated, the availability of Enhanced Death Benefits will be based on the age of the annuitant at the time you purchase the Contract.

     CONTRACT OWNER CATEGORIES. There are five categories of contract owners covered by this prospectus. For ease of reference, they are called Yr-2001, May-2002, Yr-2003, May-2003 and Yr-2004 contract owners. If you are a contract owner, the category of your Contract is indicated on your quarterly statements. If you are unsure which category applies to you, please call our Customer Service Center. The telephone number is (800) 366-0066.

The following is a general description of the categories:
--------------------------------------------------------------------------------
YR-2001:       Contracts purchased on or after January 1, 2001, which offer five death benefit options, including the Annual Ratchet Enhanced
               Death Benefit to age 90, offer an earnings multiplier benefit option and optional benefit riders and under which the
               determination of benefits when there are allocations to Special
               Funds is based on the better of the original Yr-2001 benefit calculation and the Special Funds "floor" (as available in the state of issue at the time of purchase).
--------------------------------------------------------------------------------
MAY-2002:      Contracts purchased on or after May 1, 2002, which offer five death benefit options, including the Annual Ratchet Enhanced
               Death Benefit to age 90, offer an earnings multiplier benefit option and optional benefit riders, and under which the
               determination of benefits when there are allocations to Special
               Funds is the same as the Special Funds "floor," but all
               withdrawals are pro-rata (as available in the state of issue at the time of purchase).
--------------------------------------------------------------------------------
YR-2003:       Contracts purchased on or after February 4, 2003 which have the same death benefits and living benefits as May-2002 Contracts, but have a different calculation of the Minimum Guaranteed Income
               Benefit and higher charges for all three living benefit optional riders (as available in the state of issue at the time of
               purchase).
--------------------------------------------------------------------------------
MAY-2003:      Contracts purchased on or after May 1, 2003 which are the same as
               Yr-2003, but do not offer the Deferred Ratchet Enhanced Death
               Benefit.
--------------------------------------------------------------------------------
YR-2004:       Contracts purchased on or after February 13, 2004 which offer the
               Quarterly Ratchet Death Benefit, do not offer the 7% Solution
               Death Benefit, do not offer the Minimum Guaranteed Accumulation
               Benefit and offer a Minimum Guaranteed Withdrawal Benefit with reset and step-up benefit options (as available in the state of issue at the time of purchase).
--------------------------------------------------------------------------------

A description of benefits and charges for Yr-2001, May-2002, Yr-2003 and May-2003 contract owners is included in the appendices to this prospectus, to the extent they differ from those described in this prospectus for Yr-2004 contract owners. PLEASE RETAIN THIS PROSPECTUS AND THE APPENDIX THAT IS APPLICABLE TO YOU SO YOU WILL HAVE IT FOR FUTURE REFERENCE.

     JOINT OWNER. For non-qualified Contracts only, joint owners may be named in a written request before the Contract is in effect. Joint owners may independently exercise transfers and other transactions allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them. All rights of a joint owner end at death of that owner if the other joint owner survives. The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner and the death benefit will be payable. Joint owners may only select the Standard Death Benefit option. The earnings multiplier benefit rider is not available when there are joint owners.

Any addition or deletion of a joint owner is treated as a change of owner which may affect the amount of the death benefit. See "Change of Contract Owner or Beneficiary" below. If you have elected an Enhanced Death Benefit, and you add a joint owner, the Enhanced Death Benefit from the date of change will end. If the older joint owner is attained age 85 or under, the Standard Death Benefit will apply. If the older joint owner is attained age 86 or over on the date of the ownership change, the death benefit will be the cash surrender value. The mortality and expense risk charge going forward will reflect the change in death benefit. If you elected the earnings multiplier benefit rider, it will terminate if you add a joint owner. Note that returning a Contract to single owner status will not restore any Enhanced Death Benefit or the earnings multiplier benefit. Unless otherwise specified, the term "age" when used for joint owners shall mean the age of the oldest owner.

ANNUITY START DATE

The annuity start date is the date you start receiving annuity payments under your Contract. The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. The accumulation phase is the period between the contract date and the annuity start date. The income phase begins when you start receiving regular annuity payments from your Contract on the annuity start date.

ANNUITANT

The annuitant is the person designated by you to be the measuring life in determining annuity payments. You are the annuitant unless you name another annuitant in the application. The annuitant's age determines when the income phase must begin and the amount of the annuity payments to be paid. The contract owner will receive the annuity benefits of the Contract if the annuitant is living on the annuity start date. You may not change the annuitant after the Contract is in effect.

If the contract owner is an individual, and the annuitant dies before the annuity start date and you have named a contingent annuitant, the contingent annuitant becomes the annuitant. If the annuitant dies before the annuity start date and there is no contingent annuitant, the contract owner will become the annuitant. The contract owner may designate a new annuitant within 60 days of the death of the annuitant. If the annuitant was the sole contract owner and there is no beneficiary designation, the annuitant's estate will be the beneficiary.

If the contract owner is not an individual, and the annuitant dies before the annuity start date, we will pay the designated beneficiary the death benefit then due. If a beneficiary has not been designated, or if there is no designated beneficiary living, the contract owner will be the beneficiary.

Regardless of whether a death benefit is payable, if the annuitant dies and any contract owner is not an individual, distribution rules under federal tax law will apply. You should consult your tax adviser for more information if you are not an individual.

BENEFICIARY

The beneficiary is named by you in a written request. The beneficiary is the person who receives any death benefit proceeds. We pay death benefits to the primary beneficiary (unless there are joint owners, in which case death proceeds are payable to the surviving owner(s)).

If the beneficiary dies before the annuitant or the contract owner, we pay the death benefit proceeds to the contingent beneficiary, if any. If there is no surviving beneficiary, we pay the death benefit proceeds to the contract owner's estate.

One or more persons may be a beneficiary or contingent beneficiary. In the case of more than one beneficiary, we will assume any death benefit proceeds are to be paid in equal shares to the surviving beneficiaries.

     CHANGE OF CONTRACT OWNER OR BENEFICIARY. During the annuitant's lifetime, you may transfer ownership of a non-qualified Contract. A change in ownership may affect the amount of the death benefit, the guaranteed minimum death benefit and/or the death benefit option applied to the contract, the amount of the earnings multiplier benefit, if applicable, and the continuation of any other optional rider that you have elected. The new owner's age, as of the date of the change, will be used as the basis for determining the applicable benefits and charges. The new owner's death will determine when a death benefit is payable.

If you have elected the Standard Death Benefit option, the minimum guaranteed death benefit will continue if the new owner is age 85 or under on the date of the ownership change. For the Enhanced Death Benefit options, if the new owner is age 79 or under on the date that ownership changes, the minimum guaranteed death benefit will continue. If the new owner is age 80 to 85, the Enhanced Death Benefit will end, and the death benefit will become the Standard Death Benefit. For all death benefit options, 1) if the new owner's attained age is 86 or over on the date of the ownership change, or 2) if the new owner is not an individual (other than a trust for the benefit of the owner or annuitant), the death benefit will be the cash surrender value. The mortality and expense risk charge going forward will reflect the change in death benefit. Please note that once a death benefit has been changed due to a change in owner, a subsequent change to a younger owner will not restore any Enhanced Death Benefits.

If you have elected the earnings multiplier benefit rider, and the new owner is under age 76, the rider will continue. The benefit will be adjusted to reflect the attained age of the new owner as the issue age. We will use the Maximum Base and Benefit Base percentages in effect on the original rider date to calculate the benefit. If the new owner is age 76 or over, the rider will terminate. If you have not elected the earnings multiplier benefit rider, the new owner may not add the rider upon the change of ownership. If you have elected another optional rider, the rider will terminate upon a change of ownership.

A change of owner likely has tax consequences. See "Federal Tax Considerations" in this prospectus.

You have the right to change beneficiaries during the annuitant's lifetime unless you have designated an irrevocable beneficiary. If you have designated an irrevocable beneficiary, you and the irrevocable beneficiary may have to act together to exercise some of the rights and options under the Contract. You may also restrict a beneficiary's right to elect an annuity option or receive a lump sum payment. If so, such rights or options will not be available to the beneficiary.

All requests for changes must be in writing and submitted to our Customer Service Center. The change will be effective as of the day you sign the request. The change will not affect any payment made or action taken by us before recording the change.

PURCHASE AND AVAILABILITY OF THE CONTRACT

We will issue a Contract only if both the annuitant and the contract owner are age 75 or younger.

The initial premium payment must be $5,000 or more ($1,500 for qualified Contracts). You may make additional payments of $100 or more ($50 for qualified Contracts) at any time after the free look period before you turn age 85. Under certain circumstances, we may waive the minimum premium payment requirement. We may also change the minimum initial or additional premium requirements for certain group or sponsored arrangements. An initial or additional premium payment that would cause the contract value of all annuities that you maintain with us to exceed $1,000,000 requires our prior approval. The Contract may not be available to all ages through all broker-dealers.

The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. YOU SHOULD NOT BUY THIS CONTRACT: (i) IF YOU ARE LOOKING FOR A SHORT-TERM INVESTMENT; (ii) IF YOU CANNOT RISK GETTING BACK LESS MONEY THAN YOU PUT IN; OR (iii) IF YOUR ASSETS ARE IN A PLAN WHICH PROVIDES FOR TAX-DEFERRAL AND YOU SEE NO OTHER REASON TO PURCHASE THIS CONTRACT.

IRAs and other qualified plans already have the tax-deferral feature found in this Contract. For an additional cost, the Contract provides other features and benefits including death benefits and the ability to receive a lifetime income. You should not purchase a qualified Contract unless you want these other features and benefits, taking into account their cost. See "Fees and Expenses" in this prospectus. IF YOU ARE CONSIDERING AN ENHANCED DEATH BENEFIT OPTION AND/OR THE EARNINGS MULTIPLIER BENEFIT RIDER AND YOUR CONTRACT WILL BE AN IRA, SEE "TAXATION OF QUALIFIED CONTRACTS -- INDIVIDUAL RETIREMENT ANNUITIES" AND "TAX CONSEQUENCES OF ENHANCED DEATH BENEFIT" IN THIS PROSPECTUS.

We and our affiliates offer other variable products that may offer some of the same investment portfolios. These products have different benefits and charges, and may or may not better match your needs. If you are interested in learning more about these other products, contact our Customer Service Center or your registered representative.

CREDITING OF PREMIUM PAYMENTS

We will process your initial premium within 2 business days after receipt, if the application and all information necessary for processing the Contract are complete. We will process subsequent premium payments within 1 business day if we receive all information necessary. In certain states we also accept initial and additional premium payments by wire order. Wire transmittals must be accompanied by sufficient electronically transmitted data. We may retain your initial premium payment for up to 5 business days while attempting to complete an incomplete application. If the application cannot be completed within this period, we will inform you of the reasons for the delay. We will also return the premium payment immediately unless you direct us to hold the premium payment until the application is completed.

We will allocate your initial payment according to the instructions you specified. If a subaccount is not available or requested in error, we will make inquiry about a replacement subaccount. If we are unable to reach you or your representative, we will consider the application incomplete. For initial premium payments designated for a subaccount of Separate Account B, we will credit the payment at the accumulation unit value next determined after we receive your premium payment and the completed application. Once the completed application is received, we will allocate the payment to the subaccounts of Separate Account B specified by you within 2 business days.

We will ask about any missing information related to subsequent payments. We will allocate the subsequent payment(s) pro-rata according to the current variable subaccount allocation unless you specify otherwise. Any fixed allocation(s) will not be considered in the pro-rata calculations. If a subaccount is no longer available or requested in error, we will allocate the subsequent payment(s) proportionally among the other subaccount(s) in your current allocation or your allocation instructions. For any subsequent premium payments, we will credit the payment designated for a subaccount of Separate Account B at the accumulation unit value next determined after receipt of your premium payment and instructions.

Once we allocate your premium payment to the subaccounts selected by you, we convert the premium payment into accumulation units. We divide the amount of the premium payment allocated to a particular subaccount by the value of an accumulation unit for the subaccount to determine the number of accumulation units of the subaccount to be held in Separate Account B with respect to your Contract. The net investment results of each subaccount vary with its investment performance.

If your premium payment was transmitted by wire order from your broker/dealer, we will follow one of the following two procedures after we receive and accept the wire order and investment instructions. The procedure we follow depends on state availability and the procedures of your broker/dealer.

     1) If either your state or broker/dealer do not permit us to issue a Contract without an application, we reserve the right to rescind the Contract if we do not receive and accept a properly completed application or enrollment form within 5 days of the premium payment. If we do not receive the application or form within 5 days of the premium payment, we will refund the contract value plus any charges we deducted, and the Contract will be voided. Some states require that we return the premium paid.

     2) If your state and broker/dealer allow us to issue a Contract without an application, we will issue and mail the Contract to you or your representative, together with an Application Acknowledgement Statement for your execution. Until our Customer Service Center receives the executed Application Acknowledgement Statement, neither you nor the broker/dealer may execute any financial transactions on your Contract unless they are requested in writing by you. We may require additional information before complying with your request (e.g., signature guarantee).

In some states, we may require that an initial premium designated for a subaccount of Separate Account B or the Fixed Account be allocated to a subaccount specially designated by the Company (currently, the Liquid Assets subaccount) during the free look period. After the free look period, we will convert your contract value (your initial premium plus any earnings less any expenses) into accumulation units of the subaccounts you previously selected. The accumulation units will be allocated based on the accumulation unit value next computed for each subaccount. Initial premiums designated for Fixed Interest Allocations will be allocated to a Fixed Interest Allocation with the guaranteed interest period you have chosen; however, in the future we may allocate the premiums to the specially designated subaccount during the free look period.

We may also refuse to accept certain forms of premium payments or loan repayments, if applicable, (traveler's checks, for example) or restrict the amount of certain forms of premium payments or loan repayments (money orders totaling more than $5,000, for example). In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning your premium payment and not issuing the contract.

ADMINISTRATIVE PROCEDURES

We may accept a request for Contract service in writing, by telephone, or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information, and/or other administrative requirements. We will process your request at the contract value next determined only after you have met all administrative requirements.

CONTRACT VALUE

We determine your contract value on a daily basis beginning on the contract date. Your contract value is the sum of (i) the contract value in the Fixed Interest Allocations, and (ii) the contract value in each subaccount in which you are invested.

     CONTRACT VALUE IN FIXED INTEREST ALLOCATIONS. The contract value in your Fixed Interest Allocation is the sum of premium payments allocated to the Fixed Interest Allocation under the Contract, plus contract value transferred to the Fixed Interest Allocation, plus credited interest, minus any transfers and withdrawals from the Fixed Interest Allocation (including any Market Value Adjustment applied to such withdrawal), contract fees (including, in some cases, fees for optional benefit riders) and premium taxes.

     CONTRACT VALUE IN THE SUBACCOUNTS. On the contract date, the contract value in the subaccount in which you are invested is equal to the initial premium paid and designated to be allocated to the subaccount. On the contract date, we allocate your contract value to each subaccount and/or a Fixed Interest Allocation specified by you, unless the Contract is issued in a state that requires the return of premium payments during the free look period, in which case, the portion of your initial premium not

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

allocated to a Fixed Interest Allocation may be allocated to a subaccount specially designated by the Company during the free look period for this purpose (currently, the Liquid Assets subaccount).

On each business day after the contract date, we calculate the amount of contract value in each subaccount as follows:

     1) We take the contract value in the subaccount at the end of the preceding business day.

     2) We multiply (1) by the subaccount's Net Rate of Return since the preceding business day.

     3)   We add (1) and (2).

     4) We add to (3) any additional premium payments, and then add or subtract any transfers to or from that subaccount.

     5) We subtract from (4) any withdrawals and any related charges, and then subtract any contract fees and premium taxes.

CASH SURRENDER VALUE

The cash surrender value is the amount you receive when you surrender the Contract. The cash surrender value will fluctuate daily based on the investment results of the subaccounts in which you are invested and interest credited to Fixed Interest Allocations and any Market Value Adjustment. See the ING USA Fixed Account II prospectus for a description of the calculation of cash surrender value under any Fixed Interest Allocation. We do not guarantee any minimum cash surrender value. On any date during the accumulation phase, we calculate the cash surrender value as follows: we start with your contract value, adjust for any Market Value Adjustment, and then we deduct any surrender charge, any charge for premium taxes, the annual contract administrative fee (unless waived), any optional benefit rider charge, and any other charges incurred but not yet deducted.

     SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE. You may surrender the Contract at any time while the annuitant is living and before the annuity start date. A surrender is effective on the date we receive your written request and the Contract at our Customer Service Center. After we receive all paperwork required for us to process your surrender, we will determine and pay the cash surrender value at the price next determined. Once paid, all benefits under the Contract will terminate. For administrative purposes, we will transfer your money to a specially designated subaccount (currently the Liquid Assets subaccount) prior to processing the surrender. This transfer will have no effect on your cash surrender value. You may receive the cash surrender value in a single sum payment or apply it under one or more annuity options. We will usually pay the cash surrender value within 7 days.

Consult your tax adviser regarding the tax consequences associated with surrendering your Contract. A surrender made before you reach age 59 1/2 may result in a 10% tax penalty. See "Federal Tax Considerations" for more details.

ADDITION, DELETION OR SUBSTITUTION OF SUBACCOUNTS AND OTHER CHANGES

We may make additional subaccounts available to you under the Contract. These subaccounts will invest in investment portfolios we find suitable for your Contract. We may also withdraw or substitute investment portfolios, subject to the conditions in your Contract and compliance with regulatory requirements.

We may amend the Contract to conform to applicable laws or governmental regulations. If we feel that investment in any of the investment portfolios has become inappropriate to the purposes of the Contract, we may, with approval of the SEC (and any other regulatory agency, if required) substitute another portfolio for existing and future investments. If you elected the dollar cost averaging, systematic withdrawals or automatic rebalancing programs, or if you have other outstanding instructions and we substitute or otherwise eliminate a portfolio subject to those instructions, we will execute your instructions using the substituted or proposed replacement portfolio, unless you request otherwise. The

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

substitute or proposed replacement portfolio may have higher fees and charges than any portfolio it replaces. We will provide you with written notice before we make these changes.

We reserve the right to: (i) deregister Separate Account B under the 1940 Act;
(ii) operate Separate Account B as a management company under the 1940 Act if it is operating as a unit investment trust; (iii) operate Separate Account B as a unit investment trust under the 1940 Act if it is operating as a managed separate account; (iv) restrict or eliminate any voting rights as to Separate Account B; and (v) combine Separate Account B with other accounts.

We will provide you with written notice before we make any of these changes.

THE FIXED ACCOUNT

The Fixed Account is a segregated asset account which contains the assets that support a contract owner's Fixed Interest Allocations. See Appendix C and the Fixed Account II prospectus for more information.

OPTIONAL RIDERS

Subject to state availability, you may elect one of the two optional benefit riders discussed below. YOU MAY ADD ONLY ONE OF THESE TWO RIDERS TO YOUR CONTRACT. EACH RIDER HAS A SEPARATE CHARGE. Once elected, the riders generally may not be cancelled. You may not remove the rider and charges will be assessed regardless of the performance of your Contract. Please see "Charges and Fees -- Optional Rider Charges" for information on rider charges.

The following describes the optional riders for Contracts in the Yr-2004 category. A description of the calculation of the optional rider benefits for all other contract owners is included in the appendices to this prospectus, to the extent they differ from those described in the prospectus for Yr-2004 contract owners. Please retain this prospectus and the appendix that is applicable to you so you will have it for future reference.

THE OPTIONAL RIDERS MAY NOT BE AVAILABLE FOR ALL INVESTORS. YOU SHOULD ANALYZE EACH RIDER THOROUGHLY AND UNDERSTAND IT COMPLETELY BEFORE YOU SELECT ONE. THE OPTIONAL RIDERS DO NOT GUARANTEE ANY RETURN OF PRINCIPAL OR PREMIUM PAYMENTS AND DO NOT GUARANTEE PERFORMANCE OF ANY SPECIFIC INVESTMENT PORTFOLIO UNDER THE CONTRACT. YOU SHOULD CONSULT A QUALIFIED FINANCIAL ADVISER IN EVALUATING THE RIDERS.

THE OPTIONAL RIDERS MAY NOT BE APPROVED IN ALL STATES. CHECK WITH OUR CUSTOMER SERVICE CENTER FOR AVAILABILITY IN YOUR STATE. THE TELEPHONE NUMBER IS (800) 366-0066.

RIDER DATE. The rider date is the date an optional benefit rider becomes effective. The rider date is also the contract date if you purchase the rider when the Contract is issued.

NO CANCELLATION. Once you purchase a rider, you may not cancel it unless you cancel the Contract during the Contract's free look period, surrender, annuitize or otherwise terminate the Contract. These events automatically cancel any rider. Once the Contract continues beyond the free look period, you may not cancel the rider. The Company may, at its discretion, cancel and/or replace a rider at your request in order to renew or reset a rider.

TERMINATION. The optional riders are "living benefits," which means the guaranteed benefits offered by the riders are intended to be available to you while you are living and while your Contract is in the accumulation phase. The optional riders automatically terminate if you:

     o annuitize, surrender or otherwise terminate your Contract during the accumulation phase; or

     o die during the accumulation phase (first owner to die if there are multiple contract owners, or at death of annuitant if contract owner is not a natural person), unless your spouse beneficiary elects to continue the Contract.

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

The optional riders will also terminate if there is a change in contract ownership (other than a spousal beneficiary continuation on your death). Other circumstances which may cause a particular optional rider to terminate automatically are discussed below with each rider.

MINIMUM GUARANTEED INCOME BENEFIT RIDER (MGIB). The MGIB rider is an optional benefit which guarantees a minimum amount of annuity income will be available to you if you annuitize on the MGIB Date, regardless of fluctuating market conditions. The amount of the Minimum Guaranteed Income Benefit will depend on the amount of premiums you pay during the five contract years after you purchase the rider, the amount of contract value you allocate or transfer to Special Funds or Excluded Funds, the MGIB Rate, the adjustment for Special Fund or Excluded Fund transfers, and any withdrawals you take while the rider is in effect. Thus, investing in Special Funds or Excluded Funds may limit the MGIB.

The following investment options are designated as Special Funds for purposes of calculating the MGIB: the ING Liquid Assets Portfolio, the ING VP Bond Portfolio, the ING PIMCO Core Bond Portfolio; the ProFund VP Rising Rates Opportunity Portfolio; the Fixed Account, the Fixed Interest Division and the TSA Special Fixed Account.

     For Contracts issued prior to May 1, 2003, the ING VP Bond Portfolio and the ING PIMCO Core Bond Portfolio are not designated as Special Funds.

     For Contracts issued prior to September 2, 2003, the ProFunds VP Rising Rates Opportunity Portfolio is not designated as a Special Fund.

No investment options are currently designated as Excluded Funds.

The MGIB Rate is currently 7%. We may, at our discretion, discontinue offering this rate. The MGIB Rate is an annual effective rate.

For a discussion of the charges we deduct under the MGIB rider, see "Charges and Fees -- Optional Rider Charges."

Ordinarily, the amount of income that will be available to you on the annuity start date is based on your contract value, the annuity option you selected and the guaranteed or the income factors in effect on the date you annuitize. If you purchase the MGIB rider, the amount of income that will be available to you upon annuitization on the MGIB Date is the greatest of:

     1) your annuity income based on your contract value adjusted for any Market Value Adjustment (see Appendix C and the Fixed Account II prospectus) on the MGIB Date applied to the guaranteed income factors specified in your Contract for the annuity option you selected;

     2) your annuity income based on your contract value adjusted for any Market Value Adjustment (see Appendix C and the Fixed Account II prospectus) on the MGIB Date applied to the then-current income factors in effect for the annuity option you selected; or

     3) the MGIB annuity income based on your MGIB Base on the MGIB Date applied to the MGIB income factors specified in your rider for the MGIB annuity option you selected. Prior to applying the MGIB income factors, we will adjust the MGIB Base for any premium tax recovery and Market Value Adjustment (see Appendix C and the Fixed Account II prospectus) that would otherwise apply at annuitization.

The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed factors found in your Contract.

The MGIB Benefit Base is only a calculation used to determine the MGIB annuity income. The MGIB Benefit Base does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your cash surrender value and death benefits. Any reset of contract value under provisions of the Contract or other riders will not increase the MGIB Benefit Base or Maximum MGIB Base.

The MGIB Benefit Base is tracked separately for Covered, Special and Excluded Funds, based on initial allocation of eligible premium (or contract value) and credits, and subsequently allocated eligible premiums and any credits we add, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date.

Prior to your latest annuity start date, you may choose to exercise your right to receive payments under the MGIB rider. Payments under the rider begin on the MGIB Date. We require a 10-year waiting period before you can annuitize the MGIB rider benefit. The MGIB must be exercised in the 30-day period prior to the end of the waiting period or any subsequent contract anniversary. At your request, the Company may in its discretion extend the latest contract annuity start date without extending the MGIB Date.

     DETERMINING THE MGIB CHARGE BASE: The MGIB Charge Base is the greater of the MGIB Rollup Base and the MGIB Ratchet Base.

     (i) The MGIB Rollup Base is equal to the lesser of the Maximum MGIB Base and the sum of (a), (b) and (c) where:

          (a)  is the MGIB Rollup Base for Covered Funds;

          (b)  is the MGIB Rollup Base for Special Funds;

          (c)  is the MGIB Rollup Base for Excluded Funds; and

     (ii) The MGIB Ratchet Base is equal to the sum of (a) and (b) where:

          (a)  is the MGIB Ratchet Base for Covered and Special Funds; and

          (b)  is the MGIB Ratchet Base for Excluded Funds.

     DETERMINING THE MGIB ANNUITY INCOME. On the MGIB Date, we calculate your MGIB annuity income as follows:

     1) WE FIRST DETERMINE YOUR MGIB BENEFIT BASE: The MGIB Benefit Base is equal to the greater of the MGIB Rollup Benefit Base and the MGIB Ratchet Benefit Base.

          (i) The MGIB Rollup Benefit Base is equal to the lesser of the Maximum MGIB Base and the sum of (a), (b) and (c) where:

               (a)  is the MGIB Rollup Base for Covered Funds;

               (b)  is the MGIB Rollup Base for Special Funds;

               (c)  is the contract value allocated to Excluded Funds; and


          (ii) The MGIB Ratchet Benefit Base is equal to the sum of (a) and (b) where:

               (a)  is the MGIB Ratchet Base for Covered and Special Funds; and

               (b)  is the contract value allocated to Excluded Funds.

          The Maximum MGIB Base is 300% of eligible premiums and credits adjusted pro-rata for withdrawals. The Maximum MGIB Base is not allocated by Fund category and credits.

          a)   CALCULATION OF MGIB ROLLUP BENEFIT BASE

               THE MGIB ROLLUP BASE ALLOCATED TO COVERED FUNDS equals the eligible premiums and credits allocated to Covered Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rollup Rate to the earlier of the oldest owner reaching age 80 and the MGIB Rollup Benefit Base reaching the Maximum MGIB Base, and at 0% thereafter.

               THE MGIB ROLLUP BASE ALLOCATED TO SPECIAL FUNDS equals the eligible premiums and credits allocated to Special Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect. There is no accumulation of MGIB Rollup Base allocated to Special Funds.

               THE MGIB ROLLUP BASE ALLOCATED TO EXCLUDED FUNDS equals the eligible premiums and credits allocated to Excluded Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and the MGIB Rollup Benefit Base reaching the Maximum MGIB Base, and at 0% thereafter. THE MGIB ROLLUP BASE ALLOCATED TO EXCLUDED FUNDS IS USED ONLY FOR TRANSFER ADJUSTMENTS AND RIDER CHARGES. IT IS NOT USED TO DETERMINE BENEFITS.

               Eligible premiums and credits are those added more than 5 years before the earliest MGIB Benefit Date. Premiums paid and credits after that are excluded from the MGIB Rollup Base.

               The MGIB Rollup Rate is currently 7%. We may, at our discretion, discontinue offering this rate. The MGIB Rollup Rate is an annual effective rate.

               Withdrawals reduce the MGIB Rollup Base on a pro-rata basis. The percentage reduction in the MGIB Rollup Base for each Fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. For example, the value of the MGIB Rollup Base in Covered Funds after a withdrawal from one or more Covered Funds equals the value of the MGIB Rollup Base in Covered Funds before the withdrawal times the contract value in Covered Funds after the withdrawal divided by the contract value in Covered Funds before the withdrawal.

               Net transfers from Covered Funds will reduce the MGIB Rollup Base allocated to Covered Funds on a pro-rata basis. The resulting increase in the MGIB Rollup Base allocated to Special or Excluded Funds, as applicable, will equal the reduction in the MGIB Rollup Base allocated to Covered Funds.

               Net transfers from Special Funds will reduce the MGIB Rollup Base allocated to Special Funds on a pro-rata basis. The resulting increase in the MGIB Rollup Base allocated to Covered or Excluded Funds, as applicable, will equal the reduction in the MGIB Rollup Base allocated to Special Funds.

               Net transfers from Excluded Funds will reduce the MGIB Rollup Base allocated to Excluded Funds on a pro-rata basis. The resulting increase in the MGIB Rollup Base allocated to Covered or Special Funds, as applicable, will equal the lesser of the net contract value transferred and the change in the MGIB Rollup Base allocated to Excluded Funds.

          b)   CALCULATION OF MGIB RATCHET BENEFIT BASE

               THE MGIB RATCHET BASE FOR COVERED FUNDS AND SPECIAL FUNDS EQUALS:

               o on the rider date, eligible premiums plus credits, or the contract value, if applicable, allocated to Covered Funds and Special Funds;

               o on each "quarterly anniversary date" prior to attainment of age 90, the MGIB Ratchet Base for Covered Funds and Special Funds is set equal to the greater of :

                    1) the current contract value allocated to Covered Funds and Special Funds (after any deductions occurring on that date); and

                    2) the MGIB Ratchet Base for Covered Funds and Special Funds from the most recent prior quarterly anniversary date, adjusted for any new eligible premiums and withdrawals attributable to Covered Funds or Special Funds, and transfers.

               o at other times, the MGIB Ratchet Base for Covered Funds and Special Funds is the MGIB Ratchet Base from the prior quarterly anniversary date, adjusted for subsequent eligible premiums and withdrawals attributable to Covered Funds or Special Funds, and transfers.

               THE MGIB RATCHET BASE FOR EXCLUDED FUNDS is calculated the same as for Covered Funds and Special Funds, but for premiums, credits, allocations, withdrawals or transfers attributable to Excluded Funds.

               Effect of Transfers on MGIB Ratchet Base:

               Net transfers from Covered or Special Funds to Excluded Funds will reduce the MGIB Ratchet Base allocated to Covered and Special Funds on a pro-rata basis. The resulting increase in the MGIB Ratchet Base allocated to Excluded Funds will equal the reduction in the MGIB Ratchet Base allocated to Covered and Special Funds.

               Net transfers from Excluded Funds to Covered or Special Funds will reduce the MGIB Ratchet Base allocated to Excluded Funds on a pro-rata basis. The resulting increase in the MGIB Ratchet Base allocated to Covered and Special Funds will equal the lesser of the net contract value transferred and the change in the MGIB Ratchet Base allocated to Excluded Funds.

               A "quarterly anniversary date" is the date three months from the contract date that falls on the same date in the month as the contract date. For example, if the contract date is February 12, the quarterly anniversary date is May 12. If there is no corresponding date in the month, the quarterly anniversary date will be the last date of such month. If the quarterly anniversary date falls on a weekend or holiday, we will use the value as of the subsequent business day.

          2) THEN WE DETERMINE THE MGIB ANNUITY INCOME BY MULTIPLYING YOUR MGIB BENEFIT BASE (ADJUSTED FOR ANY MARKET VALUE ADJUSTMENT, SURRENDER CHARGE AND PREMIUM TAXES) BY THE INCOME FACTOR, AND THEN DIVIDE BY $1,000.

MGIB INCOME OPTIONS

The following are the MGIB Income Options available under the MGIB Rider:

     a) Income for Life (Single Life or Joint with 100% Survivor) and 10-20 year certain;

     b)   Income for a 20-30 year period certain;

     c) Any other income plan offered by the Company in conjunction with the MGIB rider on the MGIB Benefit Date.

You may elect to have payments under MGIB Income Options (a) and (b) increase annually at 1%, 2% or 3%.

Once during the life of the Contract, you have the option to elect to apply up to 50% of the MGIB Benefit Base to one of the MGIB Income Options available under the Rider. This option may only be exercised on a contract anniversary at or after the end of the waiting period. The portion of the MGIB Benefit Base so applied will be used to determine the MGIB income, as is otherwise described in the prospectus. The Contract Value will be reduced on a pro-rata basis. Any subsequent exercise of your right to receive payments under the MGIB rider must be for 100% of the remaining value. The amount applied to the partial annuitization will be treated as a withdrawal for purposes of adjusting contract and rider values.

PLEASE NOTE THAT IF YOU ELECT PARTIAL ANNUITIZATION, INCOME PAYMENTS RECEIVED WILL BE TAXED AS WITHDRAWALS. PLEASE CONSULT YOUR TAX ADVISER BEFORE MAKING THIS ELECTION, AS THE TAXATION OF PARTIAL ANNUITIZATION IS UNCERTAIN.

     PURCHASE. To purchase the MGIB rider, you must be age 79 or younger on the rider date and the ten-year waiting period must end at or prior to the latest annuity start date. The MGIB rider must be purchased (i) on the contract date, or (ii) within thirty days after the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later. There is a ten year waiting period before you can annuitize under the MGIB rider. This could reduce the MGIB.

     THE MGIB DATE. If you purchased the MGIB rider on the contract date or added the MGIB rider within 30 days following the contract date, the MGIB Date is the contract anniversary on or after the tenth contract anniversary when you decide to exercise your right to annuitize under the MGIB rider. If you added the MGIB rider at any other time, your MGIB Date is the contract anniversary at least 10 years after the rider date when you decide to exercise your right to annuitize under the MGIB rider.

     NO CHANGE OF ANNUITANT. Once you purchase the MGIB rider, the annuitant may not be changed except for the following exception. If an annuitant who is not a contract owner dies prior to annuitization, a new annuitant may be named in accordance with the provisions of your Contract. The MGIB Base is unaffected and continues to accumulate.

     NOTIFICATION. On or about 30 days prior to the MGIB Date, we will provide you with notification which will include an estimate of the amount of MGIB annuity benefit available if you choose to exercise it. We will determine the actual amount of the MGIB annuity benefit as of the MGIB Date.

THE MGIB RIDER DOES NOT RESTRICT OR LIMIT YOUR RIGHT TO ANNUITIZE THE CONTRACT AT ANY TIME PERMITTED UNDER THE CONTRACT. THE MGIB RIDER DOES NOT RESTRICT YOUR RIGHT TO ANNUITIZE THE CONTRACT USING CONTRACT VALUES THAT MAY BE HIGHER THAN THE MGIB ANNUITY BENEFIT.

THE BENEFITS ASSOCIATED WITH THE MGIB RIDER ARE AVAILABLE ONLY IF YOU ANNUITIZE YOUR CONTRACT UNDER THE RIDER AND IN ACCORDANCE WITH THE PROVISIONS SET FORTH ABOVE. ANNUITIZING USING THE MGIB MAY RESULT IN A MORE FAVORABLE STREAM OF INCOME PAYMENTS, AND DIFFERENT TAX CONSEQUENCES, UNDER YOUR CONTRACT. BECAUSE THE MGIB RIDER IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY BE LESS THAN THE LEVEL THAT MIGHT BE PROVIDED BY THE APPLICATION OF YOUR CONTRACT VALUE TO THE CONTRACT'S APPLICABLE ANNUITY FACTORS. YOU SHOULD CONSIDER ALL OF YOUR OPTIONS AT THE TIME YOU BEGIN THE INCOME PHASE OF YOUR CONTRACT.

MINIMUM GUARANTEED WITHDRAWAL BENEFIT RIDER (MGWB). The MGWB rider is an optional benefit which guarantees that if your contract value is reduced to zero, you will receive periodic payments. The amount of the periodic payments is based on the amount in the MGWB Withdrawal Account.

The guarantee provides that, subject to the conditions described below, the amount you will receive in periodic payments is equal to your Eligible Payment Amount adjusted for any prior withdrawals. Your Eligible Payment Amount depends on when you purchase the MGWB rider and equals:

     1) if you purchased the MGWB rider on the contract date: your premium payments received during the first two contract years

     2) if you purchased the MGWB rider after the contract date: your contract value on the Rider Date, including any premiums received that day, and any subsequent premium payments received during the two-year period commencing on the Rider Date.

To maintain the guarantee, withdrawals in any contract year may not exceed 7% of your Eligible Payment Amount adjusted, as defined below. If your contract value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year. Payments continue until your MGWB Withdrawal Account is reduced to zero.

The MGWB Withdrawal Account is equal to the Eligible Payment Amount adjusted for any withdrawals and transfers between Covered and Excluded Funds. The MGWB Withdrawal Account is tracked separately for Covered and Excluded Funds. The MGWB Withdrawal Account equals the sum of (a) the MGWB Withdrawal Account allocated to Covered Funds, and (b) the lesser of (i) the MGWB Withdrawal Account allocated to Excluded Funds and (ii) the contract value in Excluded Funds. Thus, investing in the Excluded Funds may limit the MGWB Withdrawal Account. No investment options are currently designated as Excluded Funds for the Minimum Guaranteed Withdrawal Benefit.

The Maximum Annual Withdrawal Amount (or "MAW") is equal to 7% of the Eligible Payment Amount. Withdrawals from Covered Funds of up to the MAW will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal. Any withdrawals from Covered Funds greater than the MAW will cause a reduction in the MGWB Withdrawal Account allocated to Covered Funds by the proportion that the excess withdrawal bears to the remaining contract value in Covered Funds after the withdrawal of the MAW. All withdrawals from Excluded Funds will reduce the value of the MGWB Withdrawal Account allocated to Excluded Funds on a pro-rata basis. If a single withdrawal involves both Covered and Excluded Funds and exceeds 7%, the withdrawal will be treated as taken first from Covered Funds.

Any withdrawals greater than the MAW will also cause a reduction in the Eligible Payment Amount by the proportion that the excess portion of the withdrawal bears to the contract value remaining after withdrawal of the MAW at the time of the withdrawal. Once your contract value is zero, any periodic payments paid under the MGWB rider also reduce the MGWB Withdrawal Account by the dollar amount of the payments. If a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider.

Net transfers from Covered Funds to Excluded Funds will reduce the MGWB Withdrawal Account allocated to Covered Funds on a pro-rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Excluded Funds equals the reduction in the MGWB Withdrawal Account for Covered Funds.

Net transfers from Excluded Funds to Covered Funds will reduce the MGWB Withdrawal Account allocated to Excluded Funds on a pro-rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Covered Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Excluded Funds and the net contract value transferred.

YOU SHOULD NOT MAKE ANY WITHDRAWALS IF YOU WISH TO RETAIN THE OPTION TO ELECT THE STEP-UP BENEFIT (SEE BELOW).

The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It will not affect your annuitization, surrender and death benefits.

     GUARANTEED WITHDRAWAL STATUS. You may continue to make withdrawals in any amount permitted under your Contract so long as your contract value is greater than zero. See "Withdrawals." However, making any withdrawals in any year greater than the MAW will reduce the Eligible Payment Amount and payments under the MGWB rider by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The MGWB rider will remain in force and you may continue to make withdrawals each year so long as:

     1)   your contract value is greater than zero;

     2)   your MGWB Withdrawal Account is greater than zero;

     3)   you have not reached your latest allowable annuity start date;

     4)   you have not elected to annuitize your Contract; and

     5) you have not died (unless your spouse has elected to continue the Contract), changed the ownership of the Contract or surrendered the Contract.

The standard Contract provision limiting withdrawals to no more than 90% of the cash surrender value is not applicable under the MGWB rider.

     AUTOMATIC PERIODIC BENEFIT STATUS. Under the MGWB rider, in the event your contract value is reduced to zero, your Contract is given Automatic Periodic Benefit Status, if:

     1)   your MGWB Withdrawal Account is greater than zero;

     2)   you have not reached your latest allowable annuity start date;

     3)   you have not elected to annuitize your Contract; and

     4) you have not died, changed the ownership of the Contract or surrendered the Contract.

Once your Contract is given Automatic Periodic Benefit Status, we will pay you the annual MGWB periodic payments, beginning on the next contract anniversary until the earliest of (i) your Contract's latest annuity start date, (ii) the death of the owner; or (iii) your MGWB Withdrawal Account is exhausted. These payments are equal to the lesser of the remaining MGWB Withdrawal Account or the MAW. We will reduce the MGWB Withdrawal Account by the amount of each payment. Once your Contract is given Automatic Periodic Benefit Status, we will not accept any additional premium payments in your Contract, and the Contract will not provide any benefits except those provided by the MGWB rider. Any other rider terminates. Your Contract will remain in Automatic Periodic Benefit Status until the earliest of (i) payment of all MGWB periodic payments, (ii) payment of the Commuted Value (defined below) or (iii) the owner's death.

On the Contract's latest annuity start date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining. We may, at our option, extend your annuity start date in order to continue the MGWB periodic payments. The Commuted Value is the present value of any then-remaining MGWB periodic payments at the current interest rate plus 0.50%. The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury STRIPS as quoted by a national quoting service for period(s) applicable to the remaining payments. Once we pay you the last MGWB periodic payment or the Commuted Value, your Contract and the MGWB rider terminate.

     RESET OPTION. Beginning on the fifth contract anniversary following the Rider Date, if the contract value is greater than the MGWB Withdrawal Account, you may choose to reset the MGWB Rider. The effect will be to terminate the existing MGWB Rider and add a new MGWB Rider ("New Rider"). The MGWB Withdrawal Account under the New Rider will equal the contract value on the date the New Rider is effective. The charge for the MGWB under the New Rider and any right to reset again will be based on the terms of the New Rider when it is issued. We reserve the right to limit the reset election to contract anniversaries only.
If you elect the reset option, the step-up benefit is not available.

     STEP-UP BENEFIT. If the Rider Date is the same as the Contract Date, beginning on the fifth contract anniversary following the Rider Date, if you have not made any previous withdrawals, you may elect to increase the MGWB Withdrawal Account, the adjusted Eligible Payment Amount and the MAW by a factor of 20%. This option is available whether or not the contract value is greater than the MGWB Withdrawal Account. If you elect the Step-Up Benefit:

     1)   we reserve the right to increase the charge for the MGWB Rider;

     2) you must wait at least five years from the Step-Up date to elect the Reset Option.

The Step-Up Benefit may be elected only one time under the MGWB Rider.

DEATH OF OWNER

     BEFORE AUTOMATIC PERIODIC BENEFIT STATUS. The MGWB rider terminates on the first owner's date of death (death of annuitant, if there is a non-natural owner), but the death benefit is payable. However, if the beneficiary is the owner's spouse, the spouse elects to continue the Contract, and the contract value steps up to the minimum guaranteed death benefit, the MGWB Withdrawal Account and

MAW are also reset. The MGWB charge will continue at the existing rate. Reset upon spousal continuation does not affect any then existing reset option.

     DURING AUTOMATIC PERIODIC BENEFIT STATUS. The death benefit payable during Automatic Periodic Benefit Status is your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments.

     PURCHASE. To purchase the MGWB rider, you must be age 80 or younger on the Rider Date. The MGWB rider must be purchased (i) on the contract date, or (ii) within 30 days after the contract date. If the rider is not yet available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.

For a discussion of the charges we deduct under the MGWB rider, see "Charges and Fees -- Optional Rider Charges." Each payment you receive under the MGWB rider will be taxed as a withdrawal and may be subject to a penalty tax. See "Withdrawals" and "Federal Tax Considerations" for more information.

OTHER CONTRACTS

We offer other variable annuity contracts that also invest in the same portfolios of the Trusts. These contracts have different charges that could affect their performance, and may offer different benefits more suitable to your needs. To obtain more information about these other contracts, contact our Customer Service Center or your registered representative.

--------------------------------------------------------------------------------
WITHDRAWALS
--------------------------------------------------------------------------------

Except under certain qualified contracts, you may withdraw all or part of your money any time during the accumulation phase and before the death of the contract owner. If you request a withdrawal for more than 90% of the cash surrender value, and the remaining cash surrender value after the withdrawal is less than $2,500, we will treat it as a request to surrender the Contract. If any single withdrawal or the sum of withdrawals exceeds the Free Withdrawal Amount, you will incur a surrender charge. The Free Withdrawal Amount is the total of (i) your cumulative earnings (which is your contract value less premium payments received and prior withdrawals), and (ii) 10% of premium payments not previously withdrawn received within 8 years prior to the date of the withdrawal.

You need to submit to us a written request specifying the Fixed Interest Allocations or subaccounts from which to withdraw amounts, otherwise we will make the withdrawal on a pro-rata basis from all of the subaccounts in which you are invested. If there is not enough contract value in the subaccounts, we will deduct the balance of the withdrawal from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until we have honored your request. We will apply a Market Value Adjustment to any withdrawal from your Fixed Interest Allocation taken more than 30 days before its maturity date. Definitive guidance on the proper federal tax treatment of the Market Value Adjustment has not been issued. You may want to discuss the potential tax consequences of a Market Value Adjustment with your tax adviser. We will determine the contract value as of the close of business on the day we receive your withdrawal request at our Customer Service Center. The contract value may be more or less than the premium payments made.

If the aggregate percentage cap on allocations to the Restricted Funds has been exceeded, any subsequent withdrawals must be taken so that the percentage of contract value in the Restricted Funds following the withdrawal would not be greater than the percentage of contract value in the Restricted Funds prior to the withdrawal. If a requested withdrawal would cause the percentage cap to be exceeded, the amount of the withdrawal in excess of the cap would be taken pro-rata from all variable subaccounts.

For administrative purposes, we will transfer your money to a specially designated subaccount (currently, the Liquid Assets subaccount) prior to processing the withdrawal. This transfer will not affect the withdrawal amount you receive.

Please be aware that the benefit we pay under certain optional benefit riders will be reduced by any withdrawals you take while the optional benefit rider is in effect. See "Optional Riders."

We offer the following three withdrawal options:

REGULAR WITHDRAWALS

After the free look period, you may make regular withdrawals. Each withdrawal must be a minimum of $100. We will apply a Market Value Adjustment to any regular withdrawal you take from a Fixed Interest Allocation more than 30 days before its maturity date. See Appendix C and the Fixed Account II prospectus for more information on the application of Market Value Adjustment.

SYSTEMATIC WITHDRAWALS

You may choose to receive automatic systematic withdrawal payments (i) from the contract value in the subaccounts in which you are invested, or (ii) from the interest earned in your Fixed Interest Allocations. You may not elect the systematic withdrawal option if you are taking IRA withdrawals. Systematic withdrawals may be taken monthly, quarterly or annually. If you have contract value allocated to one or more Restricted Funds, and you elect to receive systematic withdrawals from the subaccounts in which you are invested, the systematic withdrawals must be taken pro-rata from all subaccounts in which contract value is invested. If you do not have contract value allocated to a Restricted Fund and choose systematic withdrawals on a non pro-rata basis, we will monitor the withdrawals annually. If you subsequently allocate contract value to one or more Restricted Funds, we will require you to take your systematic withdrawals on a pro-rata basis from all subaccounts in which contract value is invested.

You decide when you would like systematic payments to start as long as it is at least 28 days after your contract date. You also select the date on which the systematic withdrawals will be made, but this date cannot be later than the 28th day of the month. If you have elected to receive systematic withdrawals but have not chosen a date, we will make the withdrawals on the same calendar day of each month as your contract date. If your contract date is after the 28th day of the month, your systematic withdrawal will be made on the 28th day of each month.

Each systematic withdrawal amount must be a minimum of $100. The amount of your systematic withdrawal can either be (i) a fixed dollar amount or (ii) an amount based on a percentage of the premiums not previously withdrawn from the subaccounts in which you are invested. Both forms of systematic withdrawals are subject to the following maximum, which is calculated on each withdrawal date:

     ----------------------------------------------------------------------
                                                      MAXIMUM PERCENTAGE
                                                          OF PREMIUMS
     FREQUENCY                                     NOT PREVIOUSLY WITHDRAWN
     ----------------------------------------------------------------------
     Monthly                                               0.833%
     Quarterly                                              2.50%
     Annually                                              10.00%
     ----------------------------------------------------------------------

If your systematic withdrawal is a fixed dollar amount and the amount to be withdrawn would exceed the applicable maximum percentage of your premium payments not previously withdrawn on any withdrawal date, we will automatically reduce the amount withdrawn so that it equals such percentage. Thus, your fixed dollar systematic withdrawals will never exceed the maximum percentage. If you want fixed dollar systematic withdrawals to exceed the maximum percentage and are willing to incur associated surrender charges, consider the Fixed Dollar Systematic Withdrawal Feature discussed below which you may add to your regular fixed dollar systematic withdrawal program.

If your systematic withdrawal is based on a percentage of the premiums not previously withdrawn from the subaccounts in which you are invested, and the amount to be withdrawn based on that percentage would be less than $100, we will automatically increase the amount to $100 as long as it does not exceed the maximum percentage. If the systematic withdrawal would exceed the maximum percentage, we will send the amount, and then automatically cancel your systematic withdrawal option.

We limit systematic withdrawals from Fixed Interest Allocations to interest earnings during the prior month, quarter, or year, depending on the frequency you chose. Systematic withdrawals are not subject to a Market Value Adjustment, unless you have added the Fixed Dollar Systematic Withdrawal Feature discussed below and the payments exceed interest earnings. Systematic withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) and 72(t) distributions. A Fixed Interest Allocation may not participate in both the systematic withdrawal option and the dollar cost averaging program at the same time.

You may change the amount or percentage of your systematic withdrawal once each contract year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date. If you submit a subsequent premium payment after you have applied for systematic withdrawals, we will not adjust future withdrawals under the systematic withdrawal program unless you specifically request that we do so. The systematic withdrawal option may commence in a contract year where a regular withdrawal has been taken but you may not change the amount or percentage of your withdrawals in any contract year during which you have previously taken a regular withdrawal.

Subject to availability, a spousal or non-spousal beneficiary may elect to receive death benefits as payments over the beneficiary's lifetime ("stretch"). Stretch payments will be subject to the same limitations as systematic withdrawals, and non-qualified stretch payments will be reported on the same basis as other systematic withdrawals.

     FIXED DOLLAR SYSTEMATIC WITHDRAWAL FEATURE. You may add the Fixed Dollar Systematic Withdrawal Feature to your regular fixed dollar systematic withdrawal program. This feature allows you to receive a systematic withdrawal in a fixed dollar amount regardless of any surrender charges or Market Value Adjustments. Systematic withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) and 72(t) distributions. You choose the amount of the fixed systematic withdrawals, which may total up to an annual maximum of 10% of your premium payments not previously withdrawn as determined on the day we receive your election of this feature. We will not recalculate the maximum limit when you make additional premium payments, unless you instruct us to do so. We will assess a surrender charge on the withdrawal date if the withdrawal exceeds the maximum limit as calculated on the withdrawal date. We will assess a Market Value Adjustment on the withdrawal date if the withdrawal from a Fixed Interest Allocation exceeds your interest earnings on the withdrawal date. We will apply the surrender charge and any Market Value Adjustment directly to your contract value (rather than to the withdrawal) so that the amount of each systematic withdrawal remains fixed.

Flat dollar systematic withdrawals which are intended to satisfy the requirements of Section 72(q) or 72(t) of the Code may exceed the maximum. Such withdrawals are subject to surrender charges and Market Value Adjustments when they exceed the applicable maximum percentage.

IRA WITHDRAWALS

If you have a non-Roth IRA Contract and will be at least age 70 1/2 during the current calendar year, you may elect to have distributions made to you to satisfy requirements imposed by federal tax law. IRA withdrawals provide payout of amounts required to be distributed by the Internal Revenue Service ("IRS") rules governing mandatory distributions under qualified plans. We will send you a notice before your distributions commence. You may elect to take IRA withdrawals at that time, or at a later date. You may not elect IRA withdrawals and participate in systematic withdrawals at the same time. If you do not elect to take IRA withdrawals, and distributions are required by federal tax law, distributions adequate to satisfy the requirements imposed by federal tax law may be made. Thus, if you are participating in systematic withdrawals, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by federal tax law.

You may choose to receive IRA withdrawals on a monthly, quarterly or annual basis. You may elect payments to start as early as 28 days after the contract date. You select the day of the month when the withdrawals will be made, but it cannot be later than the 28th day of the month. If no date is selected, we will make the withdrawals on the same calendar day of the month as the contract date. If your contract date is after the 28th day of the month, your IRA withdrawal will be made on the 28th day of each month.

You may request us to calculate the amount you are required to withdraw from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you have, see the SAI. Or, we will accept your written instructions regarding the calculated amount required to be withdrawn from your Contract each year. The minimum dollar amount you can withdraw is $100. When we determine the required IRA withdrawal amount for a taxable year based on the frequency you select, if that amount is less than $100, we will pay $100. At any time where the IRA withdrawal amount is greater than the contract value, we will cancel the Contract and send you the amount of the cash surrender value.

You may change the payment frequency of your IRA withdrawals once each contract year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date.

An IRA withdrawal from a Fixed Interest Allocation in excess of the amount allowed under systematic withdrawals will be subject to a Market Value Adjustment and may be subject to surrender charge.

CONSULT YOUR TAX ADVISER REGARDING THE TAX CONSEQUENCES ASSOCIATED WITH TAKING WITHDRAWALS. You are responsible for determining that withdrawals comply with applicable law. A withdrawal made before the taxpayer reaches age 59 1/2 may result in a 10% penalty tax. See "Federal Tax Considerations" for more details.

--------------------------------------------------------------------------------
TRANSFERS AMONG YOUR INVESTMENTS
--------------------------------------------------------------------------------

Between the end of the free look period and the annuity start date, you may transfer your contract value among the subaccounts in which you are invested and your Fixed Interest Allocations. Transfers to a GET Fund series may only be made during the offering period for that GET Fund Series. We currently do not charge you for transfers made during a contract year, but reserve the right to charge for each transfer after the twelfth transfer in a contract year. WE ALSO RESERVE THE RIGHT TO LIMIT THE NUMBER OF TRANSFERS YOU MAY MAKE AND MAY OTHERWISE MODIFY OR TERMINATE TRANSFER PRIVILEGES IF REQUIRED BY OUR BUSINESS JUDGMENT OR IN ACCORDANCE WITH APPLICABLE LAW. We will apply a Market Value Adjustment to transfers from a Fixed Interest Allocation taken more than 30 days before its maturity date, unless the transfer is made under the dollar cost averaging program. Keep in mind that transfers between Covered Funds, Special Funds and Excluded Funds and other investment portfolios may negatively impact your death benefit or rider benefits.

If you allocate contract value to an investment option that has been designated as a Restricted Fund, your ability to transfer contract value to the Restricted Fund may be limited. A transfer to the Restricted Funds will not be permitted to the extent that it would increase the contract value in the Restricted Fund to more than the applicable limits following the transfer. We do not limit transfers from Restricted Funds. If the result of multiple reallocations is to lower the percentage of total contract value in the Restricted Fund, the reallocation will be permitted even if the percentage of contract value in the Restricted Fund is greater than the limit.

Please be aware that the benefit we pay under an optional benefit rider may be affected by certain transfers you make while the rider is in effect. Transfers, including those involving Special Funds or Excluded Funds, may also affect your optional rider base. See "The Annuity Contract -- Optional Riders."

The minimum amount that you may transfer is $100 or, if less, your entire contract value held in a subaccount or a Fixed Interest Allocation. To make a transfer, you must notify our Customer Service Center and all other administrative requirements must be met. We will determine transfer values at the end of the business day on which we receive the transfer request at our Customer Service Center. If we receive your transfer request after 4 p.m. eastern time or the close of regular trading of the New York Stock Exchange, we will make the transfer on the next business day.

Separate Account B and the Company will not be liable for following instructions communicated by telephone or other approved electronic means that we reasonably believe to be genuine. We may require personal identifying information to process a request for transfer made over the telephone, over the internet or other approved electronic means.

LIMITS IMPOSED BY UNDERLYING FUNDS. Orders for the purchase of fund shares may be subject to acceptance or rejection by the underlying fund. We reserve the right to reject, without prior notice, any allocation of a premium payment to a subaccount if the subaccount's investment in its corresponding fund is not accepted by the fund for any reason.

LIMITS ON FREQUENT OR DISRUPTIVE TRANSFERS. The Contract is not designed to serve as a vehicle for frequent trading. Frequent trading can disrupt management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Accordingly, individuals or organizations that use market-timing investment strategies and make frequent transfers should not purchase the Contract.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple contract owners. Such restrictions could include: (1) not accepting transfer instructions from an agent acting on behalf of more than one contract owner; and
(2) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one contract owner at a time.

We monitor transfer activity. With regard to frequent transfers, in the event that an individual's or organization's transfer activity:

     1.   exceeds our then-current monitoring standard for frequent trading;

     2. is identified as problematic by an underlying fund even if the activity does not exceed our monitoring standard for frequent trading; or

     3. if we determine in our sole discretion that such transfer activity may not be in the best interests of other contract owners,

we reserve the right to take any necessary action to deter such activity. Such actions may include, but are not limited to, the suspension of trading privileges via facsimile, telephone, email and internet, and the limiting of trading privileges to submission by regular U.S. mail. Our current definition of frequent trading is more than one purchase and sale of the same underlying fund within a 30-day period. We reserve the right to modify our general standard, or the standard as it may apply to a particular fund, at any time without prior notice, depending on the needs of the underlying fund(s) and/or state or federal regulatory requirements.

In addition, if, due to the excessive dollar amounts of trades, even though not within our then current definition of frequent trading, an individual's or organization's transfer activity is determined, in our sole discretion, to be disruptive, we may take the same actions as are described above to limit frequent transfers.

The Company does not allow waivers to the above policy.

We currently require that orders received via facsimile to effect transactions in subaccounts that invest in ProFund portfolios be received at our Customer Service Center no later than 3 p.m. eastern time.

DOLLAR COST AVERAGING

You may elect to participate in our dollar cost averaging program if you have at least $1,200 of contract value in (i) the Liquid Assets subaccount, or (ii) a Fixed Interest Allocation with either a 6-month or a 1-year guaranteed interest period. These subaccounts or Fixed Interest Allocations serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other subaccounts selected by you. We also may offer DCA Fixed Interest Allocations, which are 6-month and 1-year Fixed Interest Allocations available exclusively for use with the dollar cost averaging program. The DCA Fixed Interest Allocations require a minimum premium payment of $1,200 directed into a DCA Fixed Interest Allocation. A Fixed Interest Allocation or DCA Fixed Interest Allocation may not participate in the dollar cost averaging program and in systematic withdrawals at the same time.

The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to other subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

Unless you have a DCA Fixed Interest Allocation, you elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100. If your source account is the Liquid Assets subaccount or a 1-year Fixed Interest Allocation, the maximum amount that can be transferred each month is your contract value in such source account divided by 12. If your source account is a 6-month Fixed Interest Allocation, the maximum amount that can be transferred each month is your contract value in such source account divided by
6. You may change the transfer amount once each contract year. If you have a DCA Fixed Interest Allocation, there is no minimum or maximum transfer amount. We will transfer all your money allocated to that source account into the subaccount(s) in equal payments over the selected 6-month or 1-year period. The last payment will include earnings accrued over the course of the selected period. If you make an additional premium payment into a Fixed Interest Allocation subject to dollar cost averaging, the amount of your transfers under the dollar cost averaging program remains the same, unless you instruct us to increase the transfer amount.

Transfers from a Fixed Interest Allocation or a DCA Fixed Interest Allocation under the dollar cost averaging program are not subject to a Market Value Adjustment. However, if you terminate the dollar cost averaging program for a DCA Fixed Interest Allocation and there is money remaining in the DCA Fixed Interest Allocation, we will transfer the remaining money to the Liquid Assets subaccount. Such transfer will trigger a Market Value Adjustment if the transfer is made more than 30 days before the maturity date of the DCA Fixed Interest Allocation.

If you do not specify to which subaccounts you want to transfer the dollar amount of the source account, we will transfer the money to the subaccounts in which you are invested on a proportional basis. The transfer date is the same day each month as your contract date. If, on any transfer date, your contract value in a source account is equal or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end. You may terminate the dollar cost averaging program at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next transfer date.

You are permitted to transfer contract value to a Restricted Fund, subject to the limitations described above in this section and in "Appendix B -- The Investment Portfolios." Compliance with the individual and aggregate Restricted Fund limits will be reviewed when the dollar cost averaging program is established. Transfers under the dollar cost averaging program must be within those limits. We will not review again your dollar cost averaging election for compliance with the individual and aggregate limits for investment in the Restricted Funds except in the case of the transactions described below.

     o Amount added to source account: If you add amounts to the source account which would increase the amount to be transferred under the dollar cost averaging program, we will review the amounts to be transferred to ensure that the individual and aggregate limits are not being exceeded. If such limits would be exceeded, we will require that the dollar cost averaging transfer amounts be changed to ensure that the transfers are within the limits based on the then-current allocation of contract value to the Restricted Fund(s) and the then-current value of the amount designated to be transferred to that Restricted Fund(s).

     o Additional premium paid: Up to the individual Restricted Fund percentage limit may be allocated to a Restricted Fund. If you request more than the individual limit be allocated to a Restricted Fund, we will look at the aggregate limit, subtract the current allocation to Restricted Funds, and subtract the current value of amounts to be transferred under the dollar cost averaging program to Restricted Funds. The excess, if any, is the maximum that may be allocated pro-rata to the Restricted Funds.

     o Reallocation request is made while the dollar cost averaging program is active: If the reallocation would increase the amount allocated to Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to Restricted Funds and less the current value of any remaining amounts to be transferred under the dollar cost averaging program to the Restricted Funds.

We may offer additional subaccounts or withdraw any subaccount or Fixed Interest Allocation to or from the dollar cost averaging program, stop offering DCA Fixed Interest Allocations or otherwise modify, suspend or terminate this program. Such change will not affect any dollar cost averaging programs in operation at the time.

AUTOMATIC REBALANCING

If you have at least $10,000 of contract value invested in the subaccounts of Separate Account B, you may elect to have your investments in the subaccounts automatically rebalanced. Automatic rebalancing is not available if you participate in dollar cost averaging. Automatic rebalancing will not take place during the free look period. Transfers made pursuant to automatic rebalancing do not count toward the 12-transfer limit on free transfers.

You are permitted to reallocate between Restricted and non-Restricted Funds, subject to the limitations described above, in this section and in Appendix B -- The Investment Portfolios. If the reallocation would increase the amount allocated to the Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to all Restricted Funds.

We will transfer funds under your Contract on a quarterly, semi-annual, or annual calendar basis among the subaccounts to maintain the investment blend of your selected subaccounts. The minimum size of any allocation must be in full percentage points. Rebalancing does not affect any amounts that you have allocated to the Fixed Account. The program may be used in conjunction with the systematic withdrawal option only if withdrawals are taken pro-rata.

To participate in automatic rebalancing, send satisfactory notice to our Customer Service Center. We will begin the program on the last business day of the period in which we receive the notice. You may cancel the program at any time. The program will automatically terminate if you choose to reallocate your contract value among the subaccounts or if you make an additional premium payment or partial withdrawal on other than a pro-rata basis. Additional premium payments and partial withdrawals made on a pro-rata basis will not cause the automatic rebalancing program to terminate.

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DEATH BENEFIT CHOICES
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DEATH BENEFIT DURING THE ACCUMULATION PHASE

During the accumulation phase, a death benefit (and earnings multiplier benefit, if elected) is payable when either the contract owner or the first of joint owners or the annuitant (when a contract owner is not an individual) dies. Assuming you are the contract owner, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. We calculate the death benefit value as of the close of the business day on which we receive written notice and due proof of death, as well as any required paperwork, at our Customer Service Center ("claim date"). If your beneficiary wants to receive the death benefit on a date later than this, it may affect the amount of the benefit payable in the future. The proceeds may be received in a single sum, applied to any of the annuity options, or, if available, paid over the beneficiary's lifetime. (See "Systematic Withdrawals" above). A beneficiary's right to elect an annuity option or receive a lump-sum payment may have been restricted by the contract owner. If so, such rights or options will not be available to the beneficiary. If we do not receive a request to apply the death benefit proceeds to an annuity option, we will make a single sum distribution. We will generally pay death benefit proceeds within 7 days after our Customer Service Center has received sufficient information to make the payment. For information on required distributions under federal income tax laws, you should see "Required Distributions upon Contract Owner's Death."

THE FOLLOWING DESCRIBES THE DEATH BENEFIT OPTIONS FOR CONTRACT OWNERS IN THE YR-2004 CATEGORY. FOR A DESCRIPTION OF THE DEATH BENEFITS APPLICABLE UNDER YOUR CONTRACT IF YOU ARE IN A DIFFERENT CATEGORY, PLEASE SEE THE APPLICABLE APPENDIX. PLEASE RETAIN THIS PROSPECTUS AND THE APPENDIX THAT IS APPLICABLE TO YOU SO YOU WILL HAVE IT FOR FUTURE REFERENCE. IF YOU ARE UNSURE OF WHICH CATEGORY APPLIES TO YOU, PLEASE CALL OUR CUSTOMER SERVICE CENTER.

You may choose one of the following Death Benefits: (i) the Standard Death Benefit, (ii) the Quarterly Ratchet Enhanced Death Benefit or (iii) the Max 7 Enhanced Death Benefit. The Quarterly Ratchet Enhanced Death Benefit and the Max 7 Enhanced Death Benefit are available only if the contract owner or the annuitant (if the contract owner is not an individual) is not more than 79 years old at the time of purchase. The Enhanced Death Benefits are available only at the time you purchase your Contract. The Enhanced Death Benefits are not available where a Contract is owned by joint owners. If you do not choose a death benefit, your death benefit will be the Standard Death Benefit.

Once you choose a death benefit, you cannot change it. We may stop or suspend offering any of the Enhanced Death Benefit options to new Contracts. A change in ownership of the Contract may affect the amount of the death benefit and the Enhanced Death Benefit. The MGWB rider may also affect the death benefit.

The death benefit may be subject to certain mandatory distribution rules required by federal tax law.

We use the Base Death Benefit to help determine the minimum death benefit payable under each of the death benefit options described below. You do not elect the Base Death Benefit. The Base Death Benefit is equal to the greater of:

     1)   the contract value; or

     2)   the cash surrender value.

The STANDARD DEATH BENEFIT equals the GREATER of:

     1)   the Base Death Benefit; and

     2) the Standard Minimum Guaranteed Death Benefit ("Standard MGDB") for amounts allocated to Covered Funds plus the contract value allocated to Excluded Funds.

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

The Standard MGDB allocated to Covered Funds equals premiums allocated to Covered Funds less pro-rata adjustments for any withdrawals and transfers.

The Standard MGDB allocated to Excluded Funds equals premiums allocated to Excluded Funds less pro-rata adjustments for any withdrawals and transfers. This calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

Withdrawals reduce the Standard MGDB on a pro-rata basis. The percentage reduction in the Standard MGDB for each Fund category (i.e. Covered or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. The pro-rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Transfers among Fund categories do not reduce the overall Standard MGDB.

     o Net transfers from Covered Funds to Excluded Funds will reduce the Standard MGDB in the Covered Funds on a pro-rata basis. The increase in the Standard MGDB allocated to Excluded Funds will equal the decrease in the Standard MGDB in Covered Funds.

     o Net transfers from Excluded Funds to Covered Funds will reduce the Standard MGDB in Excluded Funds on a pro-rata basis. The increase in the Standard MGDB allocated to Covered Funds will equal the lesser of the net contract value transferred and the decrease in the Standard MGDB in Excluded Funds.

ENHANCED DEATH BENEFIT OPTIONS. Under the Enhanced Death Benefit options, if you die before the annuity start date, your beneficiary will receive the greater of the Standard Death Benefit or the Enhanced Death Benefit option elected. We may, with 30 days notice to you, designate any investment portfolio as a Special Fund or Excluded Fund on existing contracts with respect to new premiums added to such investment portfolio and also with respect to new transfers to such investment portfolio. Selecting a Special Fund or Excluded Fund may limit or reduce the Enhanced Death Benefit.

For the period during which a portion of the contract value is allocated to a Special Fund or Excluded Fund, we may, at our discretion, reduce the mortality and expense risk charge attributable to that portion of the contract value. The reduced mortality and expense risk charge will be applicable only during that period.

The QUARTERLY RATCHET ENHANCED DEATH BENEFIT equals the greater of:

     1)   the Standard Death Benefit; and

     2) the Quarterly Ratchet Minimum Guaranteed Death Benefit ("Quarterly Ratchet MGDB") allocated to Covered Funds plus the contract value allocated to Excluded Funds.

No funds are currently designated as Excluded Funds for purposes of the Quarterly Ratchet MGDB.

The Quarterly Ratchet MGDB allocated to Covered Funds on the contract date equals the premium allocated to Covered Funds. On each quarterly anniversary (three months from the contract date and each three month anniversary of that date) that occurs on or prior to attainment of age 90, the Quarterly Ratchet MGDB in Covered Funds will be set to the greater of:

     1) the current contract value in Covered Funds (after deductions occurring as of that date); and

     2) the Quarterly Ratchet MGDB in Covered Funds from the prior quarterly anniversary (after deductions occurring on that date), adjusted for new premiums, and partial withdrawals attributable to Covered Funds, and transfers.

Other than on quarterly anniversaries, the Quarterly Ratchet MGDB in the Covered Funds is equal to the Quarterly Ratchet MGDB in the Covered Funds from the last quarterly anniversary, adjusted for new premiums, and partial withdrawals attributable to Covered Funds, and transfers.

The Quarterly Ratchet MGDB allocated to Excluded Funds on the contract date equals the premium allocated to Excluded Funds. The calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds. On each quarterly anniversary that occurs on or prior to attainment of age 90, the Quarterly Ratchet MGDB in Excluded Funds will be set to the greater of:

     1) the current contract value in Excluded Funds (after deductions occurring as of that date); or

     2) the Quarterly Ratchet MGDB in the Excluded Funds from the prior quarterly anniversary (after deductions occurring on that date), adjusted for new premiums and partial withdrawals attributable to Excluded Funds, and transfers.

Other than on quarterly anniversaries, the Quarterly Ratchet MGDB in the Excluded Funds is equal to the Quarterly Ratchet MGDB in the Excluded Funds from the last quarterly anniversary, adjusted for new premiums, credits, and partial withdrawals attributable to Excluded Funds, and transfers.

Withdrawals reduce the Quarterly Ratchet MGDB on a pro-rata basis. The pro-rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Net transfers from Covered Funds to Special or Excluded Funds will reduce the Quarterly Ratchet MGDB in Covered Funds on a pro-rata basis. The increase in the Quarterly Ratchet MGDB allocated to Special or Excluded Funds, as applicable, will equal the decrease in the Quarterly Ratchet MGDB in Covered Funds.

Net transfers from Excluded Funds to Covered Funds will reduce the Quarterly Ratchet MGDB in Excluded Funds on a pro-rata basis. The increase in the Quarterly Ratchet MGDB allocated to Covered Funds will equal the lesser of the net contract value transferred and the reduction in the Quarterly Ratchet MGDB in Excluded Funds

The MAX 7 ENHANCED DEATH BENEFIT equals the greater of the Quarterly Ratchet Enhanced Death Benefit and the 7% Solution Death Benefit Element. Each element of the Max 7 Enhanced Death Benefit is determined independently of the other at all times.

Note: In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted. The enhanced death benefits may not be available in all states.

The 7% SOLUTION DEATH BENEFIT ELEMENT is the greater of:

     1)   the Standard Death Benefit; and

     2)   the lesser of:

          a) 3 times all premium payments, adjusted for withdrawals (the "cap"); and

          b) the sum of the 7% Solution Minimum Guaranteed Death Benefit Element ("7% MGDB") allocated to Covered Funds, the 7% MGDB allocated to Special Funds, and the contract value allocated to Excluded Funds.

For purposes of calculating the 7% Solution Death Benefit Element, the following investment options are designated as Special Funds: the ING Liquid Assets Portfolio, the ING VP Bond Portfolio, the ING PIMCO Core Bond Portfolio, the ProFunds VP Rising Rates Opportunity Portfolio, the Fixed Account, the Fixed Interest Division, and the TSA Special Fixed Account.

     For Contracts issued prior to May 1, 2003, the ING VP Bond Portfolio and the ING PIMCO Core Bond Portfolio are not designated as Special Funds.

     For Contracts issued prior to September 2, 2003, the ProFunds VP Rising Rates Opportunity Portfolio is not designated as a Special Fund.

No investment options are currently designated as Excluded Funds.

The 7% MGDB allocated to Covered Funds equals premiums allocated to Covered Funds, adjusted for withdrawals and transfers, accumulated at 7% until age 80 or the 7% MGDB reaches the cap. There is no accumulation once the cap is reached. Payment of additional premiums may cause the accumulation to resume, but there is no catch-up for any period where accumulation was suspended.

The 7% MGDB allocated to Special Funds equals premiums allocated to Special Funds, adjusted for withdrawals and transfers. There is no accumulation of Minimum Guaranteed Death Benefit allocated to Special Funds.

The 7% MGDB allocated to Excluded Funds is determined in the same way as the 7% MGDB for Covered Funds, but the calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

Withdrawals reduce the 7% MGDB on a pro-rata basis. The percentage reduction in the 7% MGDB for each Fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. The percentage reduction in the cap equals the percentage reduction in total contract value resulting from the withdrawal. The pro-rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Transfers among Fund categories do not reduce the overall 7% MGDB, but do affect the amount of the 7% MGDB in a particular Fund category. Net transfers from among the Funds will reduce the 7% MGDB in the Funds on a pro-rata basis.

EARNINGS MULTIPLIER BENEFIT RIDER. The earnings multiplier benefit rider is an optional rider that provides a separate death benefit in addition to the death benefit provided under the death benefit options described above. The rider is subject to state availability and is available only for issue ages 75 or under. You may add it at issue of the Contract or, if not yet available in your state, on the next contract anniversary following introduction of the rider in your state. The date on which the rider is added is referred to as the "rider effective date."

If the rider is added at issue, the rider provides a benefit equal to a percentage of the gain under the Contract, up to a gain equal to 150% of premiums adjusted for withdrawals ("Maximum Base"). Currently, if added at issue, the earnings multiplier benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of: i) the Maximum Base; and ii) the contract value on the claim date minus premiums adjusted for withdrawals. If added after issue, the earnings multiplier benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of: i) 150% of the contract value on the rider effective date, plus subsequent premiums adjusted for subsequent withdrawals; and ii) the contract value on the claim date minus the contract value on the rider effective date, minus subsequent premiums adjusted for subsequent withdrawals. The adjustment to the benefit for withdrawals is pro-rata, meaning that the benefit will be reduced by the proportion that the withdrawal bears to the contract value at the time of the withdrawal.

There is an extra charge for the earnings multiplier benefit rider and once selected, it may not be revoked. The rider does not provide a benefit if there is no gain under the Contract. As such, the Company would continue to assess a charge for the rider, even though no benefit would be payable at death under the rider if there are no gains under the Contract. Please see "Charges and Fees -- Earnings Multiplier Benefit Charge" for a description of the charge.

The rider is available for both non-qualified and qualified contracts. Please see the discussions of possible tax consequences in "Federal Tax
Considerations," "Individual Retirement Annuities," "Taxation of Qualified Contracts," and "Tax Consequences of Enhanced Death Benefit," in this prospectus.

DEATH BENEFIT DURING THE INCOME PHASE

If any contract owner or the annuitant dies after the annuity start date, we will pay the beneficiary any certain benefit remaining under the annuity in effect at the time.

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

CONTINUATION AFTER DEATH -- SPOUSE

If at the contract owner's death, the surviving spouse of the deceased contract owner is the beneficiary and such surviving spouse elects to continue the contract as his or her own, the following will apply:

If the guaranteed death benefit as of the date we receive due proof of death, minus the contract value on that date is greater than zero, we will add such difference to the contract value. We will allocate such addition to the variable subaccounts in proportion to the contract value in the subaccounts, unless you direct otherwise. If there is no contract value in any subaccount, we will allocate the addition to the Liquid Assets subaccount, or its successor. Such addition to contract value will not affect the guaranteed death benefit or any living benefit rider values. Any addition to contract value is available only to the spouse of the owner as of the date of death of the owner if such spouse under the provisions of the contract elects to continue the contract as his or her own.

The death benefits under each of the available options will continue, based on the surviving spouse's age on the date that ownership changes.

At subsequent surrender, we will waive any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the contract owner. Any premiums paid later will be subject to any applicable surrender charge.

If you elected the earnings multiplier benefit rider, and the benefit would otherwise be payable, we will add the benefit to the contract value and allocate the benefit among the variable subaccounts in proportion to the contract value in the subaccounts, unless you direct otherwise. If there is no contract value in any subaccount, we will allocate the benefit to the Liquid Assets subaccount, or its successor.

The earnings multiplier benefit rider will continue, if the surviving spouse is eligible based on his or her attained age. If the surviving spouse is older than the maximum rider issue age, the rider will terminate. The Maximum Base and the percentages will be reset based on the adjusted contract value. The calculation of the benefit going forward will be: (i) based on the attained age of the spouse at the time of the ownership change using current values as of that date;
(ii) computed as if the rider were added to the Contract after issue and after the increase; and (iii) based on the Maximum Base and percentages in effect on the original rider date. However, we may permit the surviving spouse to elect to use the then-current Maximum Base and percentages in the benefit calculation.

CONTINUATION AFTER DEATH -- NOT A SPOUSE

If the beneficiary or surviving joint owner is not the spouse of the owner, the contract may continue in force subject to the required distribution rules of the Code. See next section, "Required Distributions Upon Contract Owner's Death."

If the guaranteed death benefit as of the date we receive due proof of death, minus the contract value also on that date, is greater than zero, we will add such difference to the contract value. Such addition will be allocated to the variable subaccounts in proportion to the contract value in the subaccounts, unless we are directed otherwise. If there is no contract value in any subaccount, the addition will be allocated to the Liquid Assets subaccount, or its successor.

The death benefit will then terminate. At subsequent surrender, any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the contract owner will be waived. No additional premium payments may be made.

If you elected the earnings multiplier benefit rider, and the benefit would otherwise be payable, we will add the benefit to the contract value and allocate the benefit among the variable subaccounts in proportion to the contract value in the subaccounts, unless you direct otherwise. If there is no contract value in any subaccount, we will allocate the benefit to the Liquid Assets subaccount, or its successor. The earnings multiplier benefit rider then terminates, whether or not a benefit was payable under the terms of the rider.

REQUIRED DISTRIBUTIONS UPON CONTRACT OWNER'S DEATH

We will not allow any payment of benefits provided under a non-qualified Contract which do not satisfy the requirements of Section 72(s) of the Code.

If any contract owner of a non-qualified contract dies before the annuity start date, we will distribute the death benefit payable to the beneficiary as follows: (a) the death benefit must be completely distributed within 5 years of the contract owner's date of death; or (b) the beneficiary may elect, within the 1-year period after the contract owner's date of death, to receive the death benefit in the form of an annuity from us, provided that (i) such annuity is distributed in substantially equal installments over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary; and (ii) such distributions begin not later than 1 year after the contract owner's date of death.

Notwithstanding (a) and (b) above, if the sole contract owner's beneficiary is the deceased owner's surviving spouse, then such spouse may elect to continue the Contract under the same terms as before the contract owner's death. Upon receipt of such election from the spouse at our Customer Service Center: (i) all rights of the spouse as contract owner's beneficiary under the Contract in effect prior to such election will cease; (ii) the spouse will become the owner of the Contract and will also be treated as the contingent annuitant, if none has been named and only if the deceased owner was the annuitant; and (iii) all rights and privileges granted by the Contract or allowed by us will belong to the spouse as contract owner of the Contract. We deem the spouse to have made this election if such spouse makes a premium payment to the Contract or fails to make a timely election as described in this paragraph. If the owner's beneficiary is not a spouse, the distribution provisions described in subparagraphs (a) and (b) above, will apply even if the annuitant and/or contingent annuitant are alive at the time of the contract owner's death.

Subject to availability, and our then current rules, a spousal or non-spousal beneficiary may elect to receive death benefits as payments over the life expectancy of the beneficiary ("stretch"). "Stretch" payments will be subject to the same limitations as systematic withdrawals, and non-qualified "stretch" payments will be reported on the same basis as other systematic withdrawals.

If we do not receive an election from an owner's beneficiary who is not a spouse within the 1-year period after the contract owner's date of death, then we will pay the death benefit to the owner's beneficiary in a cash payment within five years from the date of death. We will determine the death benefit as of the date we receive proof of death. Such cash payment will be in full settlement of all our liability under the Contract.

If a contract owner dies after the annuity start date, all of the contract owner's rights granted under the Contract or allowed by us will pass to the contract owner's beneficiary.

If a contract has joint owners we will consider the date of death of the first joint owner as the death of the contract owner, and the surviving joint owner will become the beneficiary of the Contract. If any contract owner is not an individual, the death of an annuitant shall be treated as the death of a contract owner.

EFFECT OF MGWB ON DEATH BENEFIT

If you die before Automatic Periodic Benefit Status under the MGWB rider, the death benefit is payable, but the rider terminates. However, if the beneficiary is the owner's spouse, and the spouse elects to continue the Contract, the death benefit is not payable until the spouse's death. Please see "Minimum Guaranteed Withdrawal Benefit Rider-Death of Owner" for a description of the impact of the owner's death on the MGWB Rider.

If you die during Automatic Periodic Benefit Status, the death benefit payable is your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments. Please see "Minimum Guaranteed Withdrawal Benefit Rider".

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THE ANNUITY OPTIONS
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ANNUITIZATION OF YOUR CONTRACT

If the annuitant and contract owner are living on the annuity start date, we will begin making payments to the contract owner under an income plan. We will make these payments under the annuity option you chose. You may change an annuity option by making a written request to us at least 30 days before the annuity start date. The amount of the payments will be determined by applying your contract value, adjusted for any applicable Market Value Adjustment, on the annuity start date in accordance with the annuity option you chose. The MGIB annuity benefit may be available if you have purchased the MGIB rider, provided the waiting period and other specified conditions have been met.

You may also elect an annuity option on surrender of the Contract for its cash surrender value or you may choose one or more annuity options for the payment of death benefit proceeds while it is in effect and before the annuity start date. If, at the time of the contract owner's death or the annuitant's death (if the contract owner is not an individual), no option has been chosen for paying death benefit proceeds, the beneficiary may choose an annuity option within 60 days. In all events, payments of death benefit proceeds must comply with the distribution requirements of applicable federal tax law.

The minimum monthly annuity income payment that we will make is $20. We may require that a single sum payment be made if the contract value is less than $2,000 or if the calculated monthly annuity income payment is less than $20.

For each annuity option we will issue a separate written agreement putting the annuity option into effect. Before we pay any annuity benefits, we require the return of your Contract. If your Contract has been lost, we will require that you complete and return the applicable lost Contract form. Various factors will affect the level of annuity benefits, such as the annuity option chosen, the applicable payment rate used and the investment performance of the portfolios and interest credited to the Fixed Interest Allocations.

Our current annuity options provide only for fixed payments. Fixed annuity payments are regular payments, the amount of which is fixed and guaranteed by us. Some fixed annuity options provide fixed payments either for a specified period of time or for the life of the annuitant. The amount of life income payments will depend on the form and duration of payments you chose, the age of the annuitant or beneficiary (and gender, where appropriate under applicable law), the total contract value applied to periodic income payments, and the applicable payment rate.

Our approval is needed for any option where:

     1) The person named to receive payment is other than the contract owner or beneficiary;

     2)   The person named is not a natural person, such as a corporation; or

     3) Any income payment would be less than the minimum annuity income payment allowed.

SELECTING THE ANNUITY START DATE

You select the annuity start date, which is the date on which the annuity payments commence. The annuity start date must be at least 5 years from the contract date but before the month immediately following the annuitant's 90th birthday, or 10 years from the contract date, if later. If, on the annuity start date, a surrender charge remains, the elected annuity option must include a period certain of at least 5 years.

If you do not select an annuity start date, it will automatically begin in the month following the annuitant's 90th birthday, or 10 years from the contract date, if later.

If the annuity start date occurs when the annuitant is at an advanced age, such as over age 85, it is possible that the Contract will not be considered an annuity for federal tax purposes. For more information, see "Federal Tax Considerations" and the SAI. For a Contract purchased in connection with a qualified plan, other than a Roth IRA, distributions must commence not later than April 1st of the calendar year following the calendar year in which you reach age 70 1/2 or, in some cases, retire. Distributions may be made through annuitization or withdrawals. You should consult a tax adviser for tax advice before investing.

FREQUENCY OF ANNUITY PAYMENTS

You choose the frequency of the annuity payments. They may be monthly, quarterly, semi-annually or annually. If we do not receive written notice from you, we will make the payments monthly. There may be certain restrictions on minimum payments that we will allow.

BENEFICIARY RIGHTS

A beneficiary's right to elect an annuity option or receive a lump sum may have been restricted by the contract owner. If so, such options will not be available to the beneficiary.

THE ANNUITY OPTIONS

We offer the 4 annuity options shown below. Payments under Options 1, 2 and 3 are fixed. Payments under Option 4 may be fixed or variable, although only fixed payments are currently available. For a fixed annuity option, the contract value in the subaccounts is transferred to the Company's general account.

     OPTION 1. INCOME FOR A FIXED PERIOD. Under this option, we make monthly payments in equal installments for a fixed number of years based on the contract value on the annuity start date. We guarantee that each monthly payment will be at least the amount stated in your Contract. If you prefer, you may request that payments be made in annual, semi-annual or quarterly installments. We will provide you with illustrations if you ask for them. If the cash surrender value or contract value is applied under this option, a 10% penalty tax may apply to the taxable portion of each income payment until the contract owner reaches age 59 1/2.

     OPTION 2. INCOME FOR LIFE WITH A PERIOD CERTAIN. Under this option, we make payments for the life of the annuitant in equal monthly installments and guarantee the income for at least a period certain, such as 10 or 20 years. Other periods certain may be available to you on request. You may choose a refund period instead. Under this arrangement, income is guaranteed until payments equal the amount of your Contract. If the person named lives beyond the guaranteed period, we will continue payments until his or her death. We guarantee that each payment will be at least the amount specified in the Contract corresponding to the person's age on his or her last birthday before the annuity start date. Amounts for ages not shown in the Contract are available if you ask for them. If you do not choose an annuity option, we will select this option with a 10-year period certain for you.

     OPTION 3. JOINT LIFE INCOME. This option is available when there are 2 persons named to determine annuity payments. At least one of the persons named must be either the contract owner or beneficiary of the Contract. We guarantee monthly payments will be made as long as at least one of the named persons is living. There is no minimum number of payments. Monthly payment amounts are available if you ask for them.

     OPTION 4. ANNUITY PLAN. Under this option, your contract value can be applied to any other annuitization plan that we choose to offer on the annuity start date. Annuity payments under Option 4 may be fixed or variable. If variable and subject to the 1940 Act, it will comply with the requirements of such Act.

PAYMENT WHEN NAMED PERSON DIES

When the person named to receive payment dies, we will pay any amounts still due as provided in the annuity agreement between you and ING USA. The amounts we will pay are determined as follows:

     1) For Option 1, or any remaining guaranteed payments under Option 2, we will continue payments. Under Options 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum. This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. We will base the discount interest rate on the interest rate used to calculate the payments for Options 1 and 2.

     2) For Option 3, no amounts are payable after both named persons have died.

     3) For Option 4, the annuity option agreement will state the amount we will pay, if any.

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OTHER CONTRACT PROVISIONS
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REPORTS TO CONTRACT OWNERS

We will send you a quarterly report within 31 days after the end of each calendar quarter. The report will show the contract value, cash surrender value, and the death benefit as of the end of the calendar quarter. The report will also show the allocation of your contract value and reflects the amounts deducted from or added to the contract value since the last report. You have 30 days to notify our Customer Service Center of any errors or discrepancies contained in the report and in any confirmation notice. We will also send you copies of any shareholder reports of the investment portfolios in which Separate Account B invests, as well as any other reports, notices or documents we are required by law to furnish to you.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (i) when the New York Stock Exchange is closed; (ii) when trading on the New York Stock Exchange is restricted; (iii) when an emergency exists as determined by the SEC so that the sale of securities held in Separate Account B may not reasonably occur or so that the Company may not reasonably determine the value of Separate Account B's net assets; or (iv) during any other period when the SEC so permits for the protection of security holders. We have the right to delay payment of amounts from a Fixed Interest Allocation for up to 6 months.

IN CASE OF ERRORS IN YOUR APPLICATION

If an age or gender given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought had the age or gender not been misstated.

ASSIGNING THE CONTRACT AS COLLATERAL

You may assign a non-qualified Contract as collateral security for a loan but you should understand that your rights and any beneficiary's rights may be subject to the terms of the assignment. An assignment likely has federal tax consequences. You should consult a tax adviser for tax advice. You must give us satisfactory written notice at our Customer Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

CONTRACT CHANGES -- APPLICABLE TAX LAW

We have the right to make changes in the Contract to continue to qualify the Contract as an annuity under applicable federal tax law. We will give you advance notice of such changes.

FREE LOOK

You may cancel your Contract within your 10-day free look period. We deem the free look period to expire 15 days after we mail the Contract to you. Some states may require a longer free look period. To cancel, you need to send your Contract to our Customer Service Center or to the agent from whom you purchased it. We will refund the contract value. For purposes of the refund during the free look period, (i) we adjust your contract value for any market value adjustment (if you have invested in the Fixed Account), and (ii) then we include a refund of any charges deducted from your contract value. Because of the market risks associated with investing in the portfolios and the potential positive or negative effect of the market value adjustment, the contract value returned may be greater or less than the premium payment you paid. Some states require us to return to you the amount of the paid premium (rather than the contract value) in which case you will not be subject to investment risk during the free look period. In these states, your premiums designated for investment in the subaccounts may be allocated during the free look period to a subaccount specially designated by the Company for this purpose (currently, the Liquid Assets subaccount). We may, in our discretion, require that premiums designated for investment in the subaccounts from all other states as well as premiums designated for a Fixed Interest Allocation be allocated to the specially designated subaccount during the free look period. Your Contract is void as of the day we receive your Contract and cancellation request in good order. We determine your contract value at the close of business on the day we void your Contract. If you keep your Contract after the free look period and the investment is allocated to a subaccount specially designated by the Company, we will put your money in the subaccount(s) chosen by you, based on the accumulation unit value next computed for each subaccount, and/or in the Fixed Interest Allocation chosen by you.

SPECIAL ARRANGEMENTS

We may reduce or waive any Contract, rider, or benefit fees or charges for certain group or sponsored arrangements, under special programs, and for certain employees, agents, and related persons of our parent corporation and its affiliates. We reduce or waive these items based on expected economies, and the variations are based on differences in costs or services.

SELLING THE CONTRACT

Our affiliate Directed Services, Inc. ("DSI"), 1475 Dunwoody Dr., West Chester, PA 19380 is the principal underwriter and distributor of the Contract as well as for other ING USA contracts. DSI, a New York corporation, is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

DSI does not retain any commissions or compensation paid to it by ING USA for Contract sales. DSI enters into selling agreements with affiliated and unaffiliated broker/dealers to sell the Contracts through their registered representatives who are licensed to sell securities and variable insurance products. Selling firms are also registered with the SEC and are NASD member firms. DSI has entered into a selling agreement with Morgan Stanley Dean Witter ("Morgan Stanley") to sell the Contracts through its registered representative.

DSI pays selling firms for Contract sales according to one or more schedules. This compensation is generally based on a percentage of premium payments. Morgan Stanley and other selling firms may receive commissions of up to 9.0% of premium payments. In addition, Morgan Stanley and other selling firms may receive ongoing annual compensation of up to 1.25% of all, or a portion, of values of Contracts sold through the firm. Individual representatives may receive all or a portion of compensation paid to their selling firm, depending on the firm's practices. Commissions and annual compensation, when combined, could exceed 9.0% of total premium payments.

DSI may also compensate wholesalers/distributors, and their sales management personnel, for Contract sales within the wholesale/distribution channel. This compensation may be based on a percentage of premium payments, and/or a percentage of Contract values.

Affiliated selling firms may include Aeltus Capital, Inc., BancWest Investment Services, Inc., Baring Investment Services, Inc., Compulife Investor Services, Inc., Financial Network Investment Corporation, Financial Northeastern Corporation, Granite Investment Services, Inc. Guaranty Brokerage Services, Inc., IFG Network Securities, Inc., ING America Equities, Inc., ING Barings Corp., ING Brokers Network, LLC, ING Direct Funds Limited, ING DIRECT Securities, Inc., ING Financial Advisers LLC, ING Furman Selz Financial Services LLC, ING Funds Distributor, LLC, ING TT&S (U.S.) Securities, Inc., Investors Financial Group, LLC, Locust Street Securities, Inc., Multi-Financial Securities Corporation, PrimeVest Financial Services, Inc., Systematized Benefits Administrators, Inc., United Variable Services, Inc., VESTAX Securities Corporation, and Washington Square Securities, Inc.

We may also make additional payments to broker/dealers for marketing and educational expenses and to reimburse certain expenses of registered representatives relating to sales of Contracts.

We do not pay any additional compensation on the sale or exercise of any of the Contract's optional benefit riders offered in this prospectus.

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OTHER INFORMATION
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VOTING RIGHTS

We will vote the shares of a Trust owned by Separate Account B according to your instructions. However, if the 1940 Act or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Trust in our own right, we may decide to do so.

We determine the number of shares that you have in a subaccount by dividing the Contract's contract value in that subaccount by the net asset value of one share of the portfolio in which a subaccount invests. We count fractional votes. We will determine the number of shares you can instruct us to vote 180 days or less before a Trust shareholder meeting. We will ask you for voting instructions by mail at least 10 days before the meeting. If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all contracts in that subaccount. We will also vote shares we hold in Separate Account B which are not attributable to contract owners in the same proportion.

STATE REGULATION

We are regulated by the Insurance Department of the State of Iowa. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contract offered by this prospectus has been approved where required by those jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

LEGAL PROCEEDINGS

We are not aware of any pending legal proceedings which involve Separate Account B as a party.

We are, or may be in the future, a defendant in various legal proceedings in connection with the normal conduct of our insurance operations. Some of these cases may seek class action status and may include a demand for punitive damages as well as for compensatory damages. In the opinion of management, the ultimate resolution of any existing legal proceeding is not likely to have a material adverse effect on our ability to meet our obligations under the contract.

Directed Services, Inc., the principal underwriter and distributor of the contract, is not involved in any legal proceeding which, in the opinion of management, is likely to have a material adverse effect on its ability to distribute the contract.

INDUSTRY DEVELOPMENTS - TRADING

As with many financial services companies, the Company and affiliates of the Company have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. The Company is also reviewing its policies and procedures in this area.

LEGAL MATTERS

The legal validity of the Contracts was passed on by Kimberly J. Smith, Assistant Secretary of ING USA.

EXPERTS

The audited consolidated financial statements and schedules of Golden American as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, along with the statement of assets and liabilities of Separate Account B as of December 31, 2002 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, appearing in the SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing in the SAI and in the Registration Statement, and are included in reliance on such reports given on the authority of such firm as experts in accounting and auditing.

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FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following summary provides a general description of the federal income tax considerations associated with this Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult your counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present federal income tax laws. We do not make any representations as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the IRS.

This summary references enhanced death benefits and earnings multiplier benefits that may not be available under your Contract. Please see your Contract, and "The Annuity Contract -- Optional Riders" and "Death Benefit Choices" in this prospectus.

TYPES OF CONTRACTS: NON-QUALIFIED OR QUALIFIED

The Contract may be purchased on a non-tax-qualified basis or purchased on a tax-qualified basis. Qualified Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a qualified Contract in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. Therefore, you should seek competent legal and tax advice regarding the suitability of a Contract for your particular situation. The following discussion assumes that qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACTS

     DIVERSIFICATION REQUIREMENTS. The Code requires that the investments of a variable account be "adequately diversified" in order for non-qualified Contracts to be treated as annuity contracts for federal income tax purposes. It is intended that Separate Account B, through the subaccounts, will satisfy these diversification requirements.

     INVESTOR CONTROL. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a contract owner to allocate premium payments and transfer contract values, have not been explicitly addressed in published rulings. It is possible that these Contract features may exceed the limits imposed by the tax law. If so, you would be treated as the owner of the Separate Account B assets that underlie your Contract and thus subject to current taxation on the income and gains from those assets. While we believe that the Contracts do not give contract owners investment control over Separate Account B assets, we reserve the right to modify the Contracts as necessary to prevent a contract owner from being treated as the owner of the Separate Account B assets supporting the Contract.

     REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any non-qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The non-qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. See "Death Benefit Choices" for additional information on required distributions from non-qualified contracts. Qualified Contracts are subject to special rules -- see below.

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

     IN GENERAL. We believe that if you are a natural person you will generally not be taxed on increases in the value of a Contract until a distribution occurs or until annuity payments begin. For these purposes, the agreement to assign or pledge any portion of the contract value, and, in the case of a qualified Contract, any portion of an interest in the qualified plan, generally will be treated as a distribution.

TAXATION OF NON-QUALIFIED CONTRACTS

     NON-NATURAL PERSON. The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the contract value over the "investment in the contract" (generally, the premiums or other consideration you paid for the contract less any nontaxable withdrawals) during the taxable year. There are some exceptions to this rule and a prospective contract owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Contracts owned by natural persons.

     DELAYED ANNUITY STARTING DATE. If the Contract's annuity starting date occurs (or is scheduled to occur) at a time when the annuitant has reached an advanced age (e.g., age 85), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in your income.

     WITHDRAWALS. When a withdrawal from a non-qualified Contract occurs (including amounts paid to you under the MGWB rider), the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any surrender charge) immediately before the distribution over the contract owner's investment in the Contract at that time. The contract value that applies for this purpose is unclear in some respects. For example, the living benefits provided under the Contract, i.e., the MGAB, MGWB and MGIB, as well as the market value adjustment could increase the contract value that applies. Thus, the income on the Contracts could be higher than the amount of income that would be determined without regard to such benefits. As a result, you could have higher amounts of income than will be reported to you.

In the case of a surrender under a non-qualified Contract, the amount received generally will be taxable only to the extent it exceeds the contract owner's investment in the Contract.

The Contract offers a death benefit (including the benefit provided by the earnings multiplier benefit rider) that may exceed the greater of the premium payments and the contract value. Certain charges are imposed with respect to the death benefit. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract.

     PENALTY TAX ON CERTAIN WITHDRAWALS. A distribution from a non-qualified Contract may be subject to a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

     o    made on or after the taxpayer reaches age 59 1/2;

     o    made on or after the death of a contract owner;

     o    attributable to the taxpayer's becoming disabled; or

     o made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax adviser should be consulted with regard to exceptions from the penalty tax.

     ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. The tax treatment of partial annuitizations is unclear. We currently treat any partial annuitizations, such as those associated with the MGIB benefit, as withdrawals rather than as annuity payments. Please consult your tax adviser before electing a partial annuitization.

     TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments. Special rules may apply to amounts distributed after a Beneficiary has elected to maintain Contract value and receive payments.

     TRANSFERS, ASSIGNMENTS AND EXCHANGES. A transfer or assignment of ownership of a Contract, the designation of an annuitant or payee other than an owner, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. A contract owner contemplating any such transfer, assignment, designation or exchange, should consult a tax adviser as to the tax consequences.

     MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same contract owner during any calendar year are treated as one non-qualified deferred annuity contract for purposes of determining the amount includible in such contract owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED CONTRACTS

The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions before age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents.

For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the plan participant for whose benefit the contract is purchased (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the plan participant reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than by April 1 of the calendar year following the calendar year in which the individual contract owner reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time before the contract owner's death. PLEASE NOTE THAT REQUIRED MINIMUM DISTRIBUTIONS UNDER QUALIFIED CONTRACTS MAY BE SUBJECT TO SURRENDER CHARGE AND/OR MARKET VALUE ADJUSTMENT, IN ACCORDANCE WITH THE TERMS OF THE CONTRACT. THIS COULD AFFECT THE AMOUNT THAT MUST BE TAKEN FROM THE CONTRACT IN ORDER TO SATISFY REQUIRED MINIMUM DISTRIBUTIONS.

     DIRECT ROLLOVERS. If the Contract is used in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Code, or is a tax-sheltered annuity under section 403(b) of the Code, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under section 457(b), any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under section 401(a) of the Code, qualified annuity plan under section 403(a) of the Code, section 403(b) annuity or custodial account, or an eligible section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain qualified plans. Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or us) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

     CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits before transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

     INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Also, amounts in another IRA or individual retirement account can be rolled over or transferred tax-free to an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans for Employees (SIMPLE), under which certain employers may provide contributions to IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. If you make a tax-free rollover of a distribution from any of these IRAs, you may not make another tax-free rollover from the IRA within a 1-year period. Sales of the Contract for use with IRAs may be subject to special requirements of the IRS.

     DISTRIBUTIONS - IRAs. All distributions from a traditional IRA are taxed as received unless either one of the following is true:

     o The distribution is rolled over to a plan eligible to receive rollovers or to another traditional IRA or certain qualified plans in accordance with the Tax Code; or

     o You made after-tax contributions to the IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

To avoid certain tax penalties, you and any designated beneficiary must also meet the minimum distribution requirements imposed by the Tax Code. The requirements do not apply to Roth IRA contracts while the owner is living. These rules may dictate one or more of the following:

     o    Start date for distributions;

     o The time period in which all amounts in your account(s) must be distributed; or

     o    Distribution amounts.

Generally, you must begin receiving distributions from a traditional IRA by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. We must pay out distributions from the contract over one of the following time periods:

     o Over your life or the joint lives of you and your designated beneficiary; or

     o Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.

The amount of each periodic distribution must be calculated in accordance with IRS regulations. If you fail to receive the minimum required distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.

The following applies to the distribution of death proceeds under 408(b) and 408A (Roth IRA - See below) plans. Different distribution requirements apply after your death.

If your death occurs after you begin receiving minimum distributions under the contract, distributions must be made at least as rapidly as under the method in effect at the time of your death. Code section 401(a)(9) provides specific rules for calculating the minimum required distributions at your death. The death benefit under the contract and also certain other contract benefits, such as living benefits, may affect the amount of the required minimum distribution that must be taken.

If your death occurs before you begin receiving minimum distributions under the contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you die on September 1, 2004, your entire balance must be distributed to the designated beneficiary by December 31, 2009. However, if the distributions begin by December 31 of the calendar year following the calendar year of your death, and you have named a designated beneficiary, then payments may be made over either of the following time-frames:

     o    Over the life of the designated beneficiary; or

     o Over a period not extending beyond the life expectancy of the designated beneficiary.

If the designated beneficiary is your spouse, distributions must begin on or before the later of the following:

     o December 31 of the calendar year following the calendar year of your death; or

     o December 31 of the calendar year in which you would have attained age 70 1/2.

In lieu of taking a distribution under these rules, a spouse who is the sole beneficiary may elect to treat the account as his or her own IRA. In such case, the surviving spouse will be able to make contributions to the account, make rollovers from the account, and defer taking a distribution until his or her age 70 1/2. The surviving spouse is deemed to have made such an election if the surviving spouse makes a rollover to or from the account, makes additional contributions to the account, or fails to take a distribution within the required time period.

     ROTH IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to limits on the amount of the contributions and the persons who may be eligible to contribute, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. Certain qualifying individuals may convert an IRA, SEP, or SIMPLE IRA, to a Roth IRA. Such rollovers and conversions are subject to tax, and other special rules may apply. If you make a tax-free rollover of a distribution from a Roth IRA to another Roth IRA, you may not make another tax-free rollover from the Roth IRA from which the rollover was made within a 1-year period. A 10% penalty may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.

     DISTRIBUTIONS -- ROTH IRAs. A qualified distribution from a Roth IRA is not taxed when it is received. A qualified distribution is a distribution:

     o Made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA of the owner; and

     o Made after you attain age 59 1/2, die, become disabled as defined in the Tax Code, or for a qualified first-time home purchase.

If a distribution is not qualified, it will be taxable to the extent of the accumulated earnings. Under special ordering rules, a partial distribution will first be treated generally as a return of contributions which is not taxable and then as taxable accumulated earnings.

     TAX SHELTERED ANNUITIES. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (Social Security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Distributions allocable to salary reduction contributions, but not earnings on such contributions, may also be distributed upon hardship. Certain penalties may apply.

     TSAs -- LOANS. Loans may be available if you purchased your contract in connection with a non-ERISA plan qualified under Section 403(b) of the Code ("TSA"). We do not currently permit loans under Section 403(b) Contracts that are subject to ERISA. If your contract was issued in connection with a TSA and the terms of your plan permit, you may take a loan from us, using your surrender value as collateral for the loan. Loans are subject to the terms of the Contract, your 403(b) plan, and the Code. The amount and number of loans outstanding at any one time under your TSA are limited, whether under our contracts or those of other carriers. We may modify the terms of a loan to comply with changes in applicable law. Various mandatory repayment requirements apply to loans, and failure to repay generally would result in income to you and the potential application of tax penalties. We urge you to consult with a qualified tax advisor prior to effecting a loan transaction under your Contract. We may apply additional restrictions or limitations on loans, and you must make loan requests in accordance with our administrative practices and loan request procedures in effect at the time you submit your request. Read the terms of the loan agreement before submitting any request.

     Any outstanding loan balance impacts the following:

     1) Withdrawals and Charges: We determine amounts available for maximum withdrawal amounts, free partial withdrawals, systematic withdrawals and waiver of administrative charges by reducing the otherwise applicable amounts by the amount of any outstanding loan balance.

     2) Death Benefits, Annuitization and Surrenders: We deduct the outstanding loan balance from any amounts otherwise payable and in determining the amount available for annuitization.

     3)   Riders:

          a) Minimum Guaranteed Income Benefit ("MGIB") Rider. If you exercise the MGIB rider, we reduce the MGIB Base by an amount equal to the ratio of the outstanding loan balance to the contract value multiplied by the MGIB Base.

          b) Minimum Guaranteed Withdrawal Benefit ("MGWB") Rider. The portion of the contract value used to pay off the outstanding loan balance will reduce the MGWB Withdrawal Account. We do not recommend the MGWB rider if loans are contemplated.

          c) Minimum Guaranteed Accumulation Benefit ("MGAB") Rider. Generally, loan repayment periods should not extend into the 3-year period preceding the end of the Waiting Period, because transfers made within such 3-year period reduce the MGAB Base and the MGAB Charge Base pro-rata based on the percentage of contract value transferred. Transfers between the TSA Special Fixed Account and the variable accounts will not be excluded from this treatment.

     TSAs -- DISTRIBUTIONS. All distributions from Section 403(b) plans are taxed as received unless either of the following are true:

     o The distribution is rolled over to another plan eligible to receive rollovers or to a traditional individual retirement annuity/account
          (IRA) in accordance with the Tax Code; or

     o You made after-tax contributions to the plan. In this case, the amount will be taxed according to rules detailed in the Tax Code.

     Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 or retire, whichever occurs later, unless you had amounts under the contract as of December 31, 1986. In this case, distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75 or retire, if later. The death benefit under the contract and also certain other contract benefits, such as the living benefits, may affect the amount of the required minimum distribution that must be taken. If you take any distributions in excess of the minimum required amount, then special rules require that some or all of the December 31, 1986 balance be distributed earlier.

TAX CONSEQUENCES OF ENHANCED DEATH BENEFIT

The Contract offers a death benefit (including the benefit provided by the earnings multiplier benefit rider) that may exceed the greater of the premium payments and the contract value. It is possible that the IRS could characterize such a death benefit as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to participants. Also, as stated above, the presence of the death benefit, as well as certain other contract benefits, could affect the amount of required minimum distributions.

OTHER TAX CONSEQUENCES

As noted above, the foregoing comments about the federal tax consequences under the Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each contract owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

POSSIBLE CHANGES IN TAXATION

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Contract.

FEDERAL INCOME TAX WITHHOLDING

We will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including withdrawals prior to the annuity starting date) and conversions of, and rollovers from, non-Roth IRAs to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     TABLE OF CONTENTS
     Item
     Introduction
     Description of ING USA Annuity and Life Insurance Company
     Safekeeping of Assets
     The Administrator
     Independent Auditors
     Distribution of Contracts
     Performance Information
     IRA Partial Withdrawal Option
     Other Information
     Financial Statements of Golden American Life Insurance Company Financial Statements of Golden American Separate Account B

--------------------------------------------------------------------------------
Please tear off, complete and return the form below to order a free Statement of Additional Information for the Contracts offered under the prospectus. Send the form to our Customer Service Center at the address shown on the prospectus cover.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT B.

Please Print or Type:

               --------------------------------------------------
               Name

               --------------------------------------------------
               Social Security Number

               --------------------------------------------------
               Street Address

               --------------------------------------------------
               City, State, Zip


Opportunities - 131185                                                02/13/2004
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

--------------------------------------------------------------------------------
APPENDIX A
--------------------------------------------------------------------------------

                         CONDENSED FINANCIAL INFORMATION

Except for subaccounts which did not commence operations as of December 31, 2002, the following tables give (1) the accumulation unit value ("AUV") at the beginning of the period, (2) the AUV at the end of the period and (3) the total number of accumulation units outstanding at the end of the period for each subaccount of Golden American Separate Account B, (now ING USA Annuity and Life Insurance Company Separate Account B) available under the Contract for the indicated periods.

                                                     2002             2001             2000             1999             1998
                                                     ----             ----             ----             ----             ----
SEPARATE ACCOUNT ANNUAL CHARGES OF 1.40 %
  AIM VI DENT DEMOGRAPHIC
     AUV at Beginning of Period                     $10.99           $10.00 (5)
     AUV at End of Period                            $7.34           $10.99
     Number of Accumulation Units
       Outstanding at End of Period                218,094           16,786

  FIDELITY VIP EQUITY-INC
     AUV at Beginning of Period                      $9.59           $10.00 (5)
     AUV at End of Period                            $7.83            $9.59
     Number of Accumulation Units
       Outstanding at End of Period                478,395                0

  FIDELITY VIP GROWTH
     AUV at Beginning of Period                      $9.27 (6)
     AUV at End of Period                            $6.37
     Number of Accumulation Units
       Outstanding at End of Period                523,176

  PIMCO HIGH YIELD PORTFOLIO
     AUV at Beginning of Period                     $10.10           $10.01           $10.24           $10.08           $10.00 (1)
     AUV at End of Period                            $9.84           $10.10           $10.01           $10.24           $10.08
     Number of Accumulation Units
       Outstanding at End of Period              6,193,058        5,836,177        5,140,416        5,053,972        1,630,971

  ING AIM MID CAP GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.65
     Number of Accumulation Units
       Outstanding at End of Period                  4,900

  ING ALLIANCE MID CAP GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.46
     Number of Accumulation Units
       Outstanding at End of Period                  1,843

  ING CAPITAL GUARDIAN LARGE CAP VALUE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.27
     Number of Accumulation Units
       Outstanding at End of Period                  8,772

  ING CAPITAL GUARDIAN MANAGED GLOBAL
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.24
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING CAPITAL GUARDIAN SMALL CAP
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.73
     Number of Accumulation Units
       Outstanding at End of Period                  5,341

                                       A1

                                                     2002             2001             2000             1999             1998
                                                     ----             ----             ----             ----             ----
  ING DEVELOPING WORLD
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.71
     Number of Accumulation Units
       Outstanding at End of Period                    521

  ING EAGLE ASSET VALUE EQUITY
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.63
     Number of Accumulation Units
       Outstanding at End of Period                  4,330

  ING FMRSM DIVERSIFIED MID-CAP
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.48
     Number of Accumulation Units
       Outstanding at End of Period                  5,408

  ING GET FUND - SERIES S
     AUV at Beginning of Period                     $10.00
     AUV at End of Period                           $10.04
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING GET FUND - SERIES T
     AUV at Beginning of Period                     $10.00
     AUV at End of Period                           $10.08
     Number of Accumulation Units
       Outstanding at End of Period                 50,401

  ING GET FUND - SERIES U
     AUV at Beginning of Period                     $10.00 (8)
     AUV at End of Period                           $10.00
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING GOLDMAN SACHS INTERNET TOLLKEEPER
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.42
     Number of Accumulation Units
       Outstanding at End of Period                    335

  ING HARD ASSETS
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.83
     Number of Accumulation Units
       Outstanding at End of Period                  1,119

  ING INTERNATIONAL EQUITY
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.80
     Number of Accumulation Units
       Outstanding at End of Period                  2,275

  ING JANUS GROWTH AND INCOME
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.73
     Number of Accumulation Units
       Outstanding at End of Period                 20,266

  ING JANUS SPECIAL EQUITY
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.63
     Number of Accumulation Units
       Outstanding at End of Period                  2,146

  ING JENNISON EQUITY OPPORTUNITY
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.75
     Number of Accumulation Units
       Outstanding at End of Period                    169

  ING JP MORGAN FLEMING INTERNATIONAL
  ENHANCED EAFE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.76
     Number of Accumulation Units
       Outstanding at End of Period                  3,935

                                       A2

                                                     2002             2001             2000             1999             1998
                                                     ----             ----             ----             ----             ----
  ING JP MORGAN FLEMING SMALLCAP
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.49
     Number of Accumulation Units
        Outstanding at End of Period                12,547

  ING LIQUID ASSETS
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.99
     Number of Accumulation Units
       Outstanding at End of Period                 28,048

  ING MARSICO GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.78
     Number of Accumulation Units
       Outstanding at End of Period                  4,338

  ING MERCURY FOCUS VALUE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.17
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING MERCURY FUNDAMENTAL GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.45
     Number of Accumulation Units
       Outstanding at End of Period                  4,050

  ING MFS MID CAP GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.77
     Number of Accumulation Units
       Outstanding at End of Period                  2,631

  ING MFS RESEARCH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.72
     Number of Accumulation Units
       Outstanding at End of Period                  3,274

  ING MFS TOTAL RETURN
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.04
     Number of Accumulation Units
       Outstanding at End of Period                 14,499

  ING PIMCO CORE BOND
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.26
     Number of Accumulation Units
       Outstanding at End of Period                 27,863

  ING SALOMON BROTHERS ALL CAP
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.53
     Number of Accumulation Units
       Outstanding at End of Period                  3,130

  ING SALOMON BROTHERS INVESTORS
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.76
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING T. ROWE PRICE CAPITAL APPRECIATION
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.01
     Number of Accumulation Units
       Outstanding at End of Period                  8,750

                                       A3

                                                     2002             2001             2000             1999             1998
                                                     ----             ----             ----             ----             ----
  ING T. ROWE PRICE EQUITY INCOME
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.83
     Number of Accumulation Units
       Outstanding at End of Period                 14,865

  ING VAN KAMPEN COMSTOCK
     AUV at Beginning of Period                     $10.00 (6)
     AUV at End of Period                            $8.30
     Number of Accumulation Units
       Outstanding at End of Period                 28,766

  ING VAN KAMPEN EQUITY GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.64
     Number of Accumulation Units
       Outstanding at End of Period                    501

  ING VAN KAMPEN GLOBAL FRANCHISE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.52
     Number of Accumulation Units
       Outstanding at End of Period                 29,031

  ING VAN KAMPEN GROWTH & INCOME
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.79
     Number of Accumulation Units
       Outstanding at End of Period                 42,614

  ING VAN KAMPEN REAL ESTATE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.61
     Number of Accumulation Units
       Outstanding at End of Period                 12,247

  ING VP BOND PORTFOLIO
     AUV at Beginning of Period                     $10.00 (6)
     AUV at End of Period                           $10.64
     Number of Accumulation Units
       Outstanding at End of Period                719,279

  ING VP GROWTH OPPORTUNITIES
     AUV at Beginning of Period                      $7.79           $10.00 (4)
     AUV at End of Period                            $5.26            $7.79
     Number of Accumulation Units
       Outstanding at End of Period                143,307           82,839

  ING VP MAGNACAP
     AUV at Beginning of Period                      $9.35           $10.00 (4)
     AUV at End of Period                            $7.10            $9.35
     Number of Accumulation Units
       Outstanding at End of Period                211,733           38,846

  ING VP SMALLCAP OPPORTUNITIES
     AUV at Beginning of Period                      $8.33           $10.00 (4)
     AUV at End of Period                            $4.62            $8.33
     Number of Accumulation Units
       Outstanding at End of Period                774,557          180,638

  ING VP WORLDWIDE GROWTH
     AUV at Beginning of Period                      $7.02            $8.75           $10.00 (2)
     AUV at End of Period                            $5.21            $7.02            $8.75
     Number of Accumulation Units
       Outstanding at End of Period                467,247          306,137          110,552

  INVESCO VIF HEALTH SCIENCES
     AUV at Beginning of Period                     $10.27           $10.00 (5)
     AUV at End of Period                            $7.65           $10.27
     Number of Accumulation Units
       Outstanding at End of Period                351,424           20,414

  INVESCO VIF LEISURE FUND
     AUV at Beginning of Period                     $10.00 (6)
     AUV at End of Period                            $8.44
     Number of Accumulation Units
       Outstanding at End of Period                 69,607

                                       A4

                                                     2002             2001             2000             1999             1998
                                                     ----             ----             ----             ----             ----
  INVESCO VIF FINANCIAL SERVICES
     AUV at Beginning of Period                      $9.37           $10.00 (5)
     AUV at End of Period                            $7.86            $9.37
     Number of Accumulation Units
       Outstanding at End of Period                584,090           28,966

  INVESCO VIF UTILITIES
     AUV at Beginning of Period                      $8.11           $10.00 (5)
     AUV at End of Period                            $6.37            $8.11
     Number of Accumulation Units
       Outstanding at End of Period                127,144            5,341

  JENNISON PORTFOLIO
     AUV at Beginning of Period                      $6.30            $7.85           $10.00 (2)
     AUV at End of Period                            $4.27            $6.30            $7.85
     Number of Accumulation Units
       Outstanding at End of Period              1,009,408        1,264,693          194,916

  PIONEER FUND VCT
     AUV at Beginning of Period                      $9.39           $10.00 (5)
     AUV at End of Period                            $7.47            $9.39
     Number of Accumulation Units
       Outstanding at End of Period                291,461           27,047

  PIONEER MID CAP VALUE VCT
     AUV at Beginning of Period                     $10.72           $10.00 (5)
     AUV at End of Period                            $9.36           $10.72
     Number of Accumulation Units
       Outstanding at End of Period                983,559          170,276

  PROFUND VP BULL
     AUV at Beginning of Period                      $8.90           $10.00 (4)
     AUV at End of Period                            $6.67            $8.90
     Number of Accumulation Units
       Outstanding at End of Period              1,231,933          805,047

  PROFUND VP EUROPE 30
     AUV at Beginning of Period                      $8.27           $10.00 (4)
     AUV at End of Period                            $6.05            $8.27
     Number of Accumulation Units
       Outstanding at End of Period                257,910            8,429

  PROFUND VP SMALL CAP
     AUV at Beginning of Period                      $9.43           $10.00 (4)
     AUV at End of Period                            $7.21            $9.43
     Number of Accumulation Units
       Outstanding at End of Period              1,755,682        1,134,989

  SP JENNISON INTERNATIONAL GROWTH
     AUV at Beginning of Period                      $5.41            $8.56           $10.00 (3)
     AUV at End of Period                            $4.12            $5.41            $8.56
     Number of Accumulation Units
       Outstanding at End of Period                535,933          294,591           65,551

     FOOTNOTES
     (1)  Fund First Available during May 1998
     (2)  Fund First Available during May 2000
     (3)  Fund First Available during October 2000
     (4)  Fund First Available during May 2001
     (5)  Fund First Available during November 2001
     (6)  Fund First Available during May 2002
     (7)  Fund First Available during September 2002
     (8)  Fund First Available during December 2002

                                       A5

                                                     2002             2001             2000
                                                     ----             ----             ----

SEPARATE ACCOUNT ANNUAL CHARGES OF 1.45 %
  AIM VI DENT DEMOGRAPHIC
     AUV at Beginning of Period                     $10.99           $10.00 (5)
     AUV at End of Period                            $7.34           $10.99
     Number of Accumulation Units
       Outstanding at End of Period                226,140           23,503

  FIDELITY VIP EQUITY-INC
     AUV at Beginning of Period                      $9.59           $10.00 (5)
     AUV at End of Period                            $7.83            $9.59
     Number of Accumulation Units
       Outstanding at End of Period                321,872                0

  FIDELITY VIP GROWTH
     AUV at Beginning of Period                       9.27 (6)
     AUV at End of Period                             6.37
     Number of Accumulation Units
       Outstanding at End of Period                534,176

  PIMCO HIGH YIELD PORTFOLIO
     AUV at Beginning of Period                     $10.08           $10.00           $10.16 (1)
     AUV at End of Period                            $9.82           $10.08           $10.00
     Number of Accumulation Units
       Outstanding at End of Period              3,925,319        2,641,283          908,512

  ING AIM MID CAP GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.64
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING ALLIANCE MID CAP GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.46
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING CAPITAL GUARDIAN LARGE CAP VALUE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.27
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING CAPITAL GUARDIAN MANAGED GLOBAL
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.24
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING CAPITAL GUARDIAN SMALL CAP
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.73
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING DEVELOPING WORLD
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.71
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING EAGLE ASSET VALUE EQUITY
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.63
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING FMRSM DIVERSIFIED MID-CAP
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.48
     Number of Accumulation Units
       Outstanding at End of Period                    432

  ING GET FUND - SERIES S
     AUV at Beginning of Period                     $10.00
     AUV at End of Period                           $10.04
     Number of Accumulation Units
       Outstanding at End of Period                      0

                                       A6

                                                     2002             2001             2000
                                                     ----             ----             ----
  ING GET FUND - SERIES T
     AUV at Beginning of Period                     $10.00
     AUV at End of Period                           $10.07
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING GET FUND - SERIES U
     AUV at Beginning of Period                     $10.00 (8)
     AUV at End of Period                           $10.00
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING GOLDMAN SACHS INTERNET TOLLKEEPER
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.41
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING HARD ASSETS
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.83
     Number of Accumulation Units
       Outstanding at End of Period                     26

  ING INTERNATIONAL EQUITY
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.80
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING JANUS GROWTH AND INCOME
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.72
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING JANUS SPECIAL EQUITY
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.63
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING JENNISON EQUITY OPPORTUNITY
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.75
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING JP MORGAN FLEMING INTERNATIONAL
  ENHANCED EAFE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.76
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING JP MORGAN FLEMING SMALLCAP
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.49
     Number of Accumulation Units
       Outstanding at End of Period                     51

  ING LIQUID ASSETS
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.99
     Number of Accumulation Units
       Outstanding at End of Period                 14,084

  ING MARSICO GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.77
     Number of Accumulation Units
       Outstanding at End of Period                      0

                                       A7

                                                     2002             2001             2000
                                                     ----             ----             ----
  ING MERCURY FOCUS VALUE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.17
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING MERCURY FUNDAMENTAL GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.45
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING MFS MID CAP GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.77
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING MFS RESEARCH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.71
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING MFS TOTAL RETURN
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.04
     Number of Accumulation Units
       Outstanding at End of Period                 19,781

  ING PIMCO CORE BOND
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.26
     Number of Accumulation Units
       Outstanding at End of Period                  4,219

  ING SALOMON BROTHERS ALL CAP
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.53
     Number of Accumulation Units
       Outstanding at End of Period                     76

  ING SALOMON BROTHERS INVESTORS
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.76
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING T. ROWE PRICE CAPITAL APPRECIATION
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.01
     Number of Accumulation Units
       Outstanding at End of Period                  1,656

  ING T. ROWE PRICE EQUITY INCOME
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.83
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING VAN KAMPEN COMSTOCK
     AUV at Beginning of Period                     $10.00 (6)
     AUV at End of Period                            $8.30
     Number of Accumulation Units
       Outstanding at End of Period                  2,563

  ING VAN KAMPEN EQUITY GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.64
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING VAN KAMPEN GLOBAL FRANCHISE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.52
     Number of Accumulation Units
       Outstanding at End of Period                    412

                                       A8

                                                     2002             2001             2000
                                                     ----             ----             ----
  ING VAN KAMPEN GROWTH & INCOME
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.79
     Number of Accumulation Units
       Outstanding at End of Period                  1,610

  ING VAN KAMPEN REAL ESTATE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.61
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING VP BOND PORTFOLIO
     AUV at Beginning of Period                     $10.00 (6)
     AUV at End of Period                           $10.64
     Number of Accumulation Units
       Outstanding at End of Period                665,314

  ING VP GROWTH OPPORTUNITIES
     AUV at Beginning of Period                      $7.79           $10.00 (4)
     AUV at End of Period                            $5.26            $7.79
     Number of Accumulation Units
       Outstanding at End of Period                297,927           83,427

  ING VP MAGNACAP
     AUV at Beginning of Period                      $9.35           $10.00 (4)
     AUV at End of Period                            $7.10            $9.35
     Number of Accumulation Units
       Outstanding at End of Period                307,643           91,138

  ING VP SMALLCAP OPPORTUNITIES
     AUV at Beginning of Period                      $8.33           $10.00 (4)
     AUV at End of Period                            $4.62            $8.33
     Number of Accumulation Units
       Outstanding at End of Period              1,042,746          268,186

  ING VP WORLDWIDE GROWTH
     AUV at Beginning of Period                      $7.02            $8.75           $10.00 (2)
     AUV at End of Period                            $5.20            $7.02            $8.75
     Number of Accumulation Units
       Outstanding at End of Period                859,281          479,640          169,871

  INVESCO VIF HEALTH SCIENCES
     AUV at Beginning of Period                     $10.27           $10.00 (5)
     AUV at End of Period                            $7.65           $10.27
     Number of Accumulation Units
       Outstanding at End of Period                481,392           38,465

  INVESCO VIF LEISURE FUND
     AUV at Beginning of Period                     $10.00 (6)
     AUV at End of Period                            $8.44
     Number of Accumulation Units
       Outstanding at End of Period                132,021

  INVESCO VIF FINANCIAL SERVICES
     AUV at Beginning of Period                      $9.36           $10.00 (5)
     AUV at End of Period                            $7.85            $9.36
     Number of Accumulation Units
       Outstanding at End of Period                491,869           37,443

  INVESCO VIF UTILITIES
     AUV at Beginning of Period                      $8.11           $10.00 (5)
     AUV at End of Period                            $6.37            $8.11
     Number of Accumulation Units
       Outstanding at End of Period                152,798            8,161

  JENNISON PORTFOLIO
     AUV at Beginning of Period                      $6.29            $7.84           $10.00 (2)
     AUV at End of Period                            $4.27            $6.29            $7.84
     Number of Accumulation Units
       Outstanding at End of Period              1,366,874        1,272,891          242,694

                                       A9

                                                     2002             2001             2000
                                                     ----             ----             ----
  PIONEER FUND VCT
     AUV at Beginning of Period                      $9.38           $10.00 (5)
     AUV at End of Period                            $7.47            $9.38
     Number of Accumulation Units
       Outstanding at End of Period                295,688            5,663

  PIONEER MID CAP VALUE VCT
     AUV at Beginning of Period                     $10.71           $10.00 (5)
     AUV at End of Period                            $9.36           $10.71
     Number of Accumulation Units
       Outstanding at End of Period                728,410           98,183

  PROFUND VP BULL
     AUV at Beginning of Period                      $8.89           $10.00 (4)
     AUV at End of Period                            $6.66            $8.89
     Number of Accumulation Units
       Outstanding at End of Period              1,271,888          267,236

  PROFUND VP EUROPE 30
     AUV at Beginning of Period                      $8.26           $10.00 (4)
     AUV at End of Period                            $6.05            $8.26
     Number of Accumulation Units
       Outstanding at End of Period              1,365,500          568,994

  PROFUND VP SMALL CAP
     AUV at Beginning of Period                      $9.43           $10.00 (4)
     AUV at End of Period                            $7.21            $9.43
     Number of Accumulation Units
       Outstanding at End of Period              1,133,339          403,215

  SP JENNISON INTERNATIONAL GROWTH
     AUV at Beginning of Period                      $5.41            $8.56           $10.00 (3)
     AUV at End of Period                            $4.11            $5.41            $8.56
     Number of Accumulation Units
       Outstanding at End of Period                519,700          385,101           44,024

     FOOTNOTES
     (1)  Fund First Available during January 2000
     (2)  Fund First Available during May 2000
     (3)  Fund First Available during October 2000
     (4)  Fund First Available during May 2001
     (5)  Fund First Available during November 2001
     (6)  Fund First Available during May 2002
     (7)  Fund First Available during September 2002
     (8)  Fund First Available during December 2002

                                                     2002             2001             2000             1999             1998
                                                     ----             ----             ----             ----             ----
SEPARATE ACCOUNT ANNUAL CHARGES OF 1.55 %
  AIM VI DENT DEMOGRAPHIC
     AUV at Beginning of Period                     $10.99           $10.00 (5)
     AUV at End of Period                            $7.33           $10.99
     Number of Accumulation Units
       Outstanding at End of Period                 43,074           77,645

  FIDELITY VIP EQUITY-INC
     AUV at Beginning of Period                      $9.58           $10.00 (5)
     AUV at End of Period                            $7.82            $9.58
     Number of Accumulation Units
       Outstanding at End of Period                185,665                0

  FIDELITY VIP GROWTH
     AUV at Beginning of Period                      $9.27 (6)
     AUV at End of Period                            $6.36
     Number of Accumulation Units
       Outstanding at End of Period                219,815

  PIMCO HIGH YIELD PORTFOLIO
     AUV at Beginning of Period                     $10.04            $9.97           $10.21           $10.07           $10.00 (1)
     AUV at End of Period                            $9.77           $10.04            $9.97           $10.21           $10.07
     Number of Accumulation Units
       Outstanding at End of Period              3,053,446        3,198,237        3,158,188        3,194,935        1,066,219

                                      A10

                                                     2002             2001             2000             1999             1998
                                                     ----             ----             ----             ----             ----
  ING AIM MID CAP GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.64
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING ALLIANCE MID CAP GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.46
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING CAPITAL GUARDIAN LARGE CAP VALUE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.26
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING CAPITAL GUARDIAN MANAGED GLOBAL
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.24
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING CAPITAL GUARDIAN SMALL CAP
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.73
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING DEVELOPING WORLD
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.71
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING EAGLE ASSET VALUE EQUITY
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.62
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING FMRSM DIVERSIFIED MID-CAP
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.48
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING GET FUND - SERIES S
     AUV at Beginning of Period                     $10.00
     AUV at End of Period                           $10.03
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING GET FUND - SERIES T
     AUV at Beginning of Period                     $10.00
     AUV at End of Period                           $10.07
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING GET FUND - SERIES U
     AUV at Beginning of Period                     $10.00 (8)
     AUV at End of Period                           $10.00
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING GOLDMAN SACHS INTERNET TOLLKEEPER
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.41
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING HARD ASSETS
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.83
     Number of Accumulation Units
       Outstanding at End of Period                      0

                                      A11

                                                     2002             2001             2000             1999             1998
                                                     ----             ----             ----             ----             ----
  ING INTERNATIONAL EQUITY
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.80
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING JANUS GROWTH AND INCOME
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.72
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING JANUS SPECIAL EQUITY
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.63
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING JENNISON EQUITY OPPORTUNITY
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.75
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING JP MORGAN FLEMING INTERNATIONAL
  ENHANCED EAFE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.75
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING JP MORGAN FLEMING SMALLCAP
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.48
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING LIQUID ASSETS
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.99
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING MARSICO GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.77
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING MERCURY FOCUS VALUE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.17
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING MERCURY FUNDAMENTAL GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.45
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING MFS MID CAP GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.76
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING MFS RESEARCH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.71
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING MFS TOTAL RETURN
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.04
     Number of Accumulation Units
       Outstanding at End of Period                      0

                                      A12

                                                     2002             2001             2000             1999             1998
                                                     ----             ----             ----             ----             ----
  ING PIMCO CORE BOND
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.25
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING SALOMON BROTHERS ALL CAP
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.53
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING SALOMON BROTHERS INVESTORS
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                             9.75
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING T. ROWE PRICE CAPITAL APPRECIATION
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.00
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING T. ROWE PRICE EQUITY INCOME
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.82
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING VAN KAMPEN COMSTOCK
     AUV at Beginning of Period                     $10.00 (6)
     AUV at End of Period                            $8.29
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING VAN KAMPEN EQUITY GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.63
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING VAN KAMPEN GLOBAL FRANCHISE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.51
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING VAN KAMPEN GROWTH & INCOME
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.78
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING VAN KAMPEN REAL ESTATE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.61
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING VP BOND PORTFOLIO
     AUV at Beginning of Period                     $10.00 (6)
     AUV at End of Period                           $10.63
     Number of Accumulation Units
       Outstanding at End of Period                290,354

  ING VP GROWTH OPPORTUNITIES
     AUV at Beginning of Period                      $7.78           $10.00 (4)
     AUV at End of Period                            $5.25            $7.78
     Number of Accumulation Units
       Outstanding at End of Period                134,512           19,161

                                      A13

                                                     2002             2001             2000             1999             1998
                                                     ----             ----             ----             ----             ----
  ING VP MAGNACAP
     AUV at Beginning of Period                      $9.34           $10.00 (4)
     AUV at End of Period                            $7.08            $9.34
     Number of Accumulation Units
       Outstanding at End of Period                 20,062            7,517

  ING VP SMALLCAP OPPORTUNITIES
     AUV at Beginning of Period                      $8.32           $10.00 (4)
     AUV at End of Period                            $4.61            $8.32
     Number of Accumulation Units
       Outstanding at End of Period                139,362           61,322

  ING VP WORLDWIDE GROWTH
     AUV at Beginning of Period                      $7.01            $8.75           $10.00 (2)
     AUV at End of Period                            $5.19            $7.01            $8.75
     Number of Accumulation Units
       Outstanding at End of Period                142,058          112,981           21,575

  INVESCO VIF HEALTH SCIENCES
     AUV at Beginning of Period                     $10.26           $10.00 (5)
     AUV at End of Period                            $7.63           $10.26
     Number of Accumulation Units
       Outstanding at End of Period                166,543          110,902

  INVESCO VIF LEISURE FUND
     AUV at Beginning of Period                     $10.00 (6)
     AUV at End of Period                            $8.43
     Number of Accumulation Units
       Outstanding at End of Period                 28,020

  INVESCO VIF FINANCIAL SERVICES
     AUV at Beginning of Period                      $9.36           $10.00 (5)
     AUV at End of Period                            $7.84            $9.36
     Number of Accumulation Units
       Outstanding at End of Period                117,512           23,862

  INVESCO VIF UTILITIES
     AUV at Beginning of Period                      $8.10           $10.00 (5)
     AUV at End of Period                            $6.36            $8.10
     Number of Accumulation Units
       Outstanding at End of Period                 86,525           18,795

  JENNISON PORTFOLIO
     AUV at Beginning of Period                      $6.28            $7.84           $10.00 (2)
     AUV at End of Period                            $4.26            $6.28            $7.84
     Number of Accumulation Units
       Outstanding at End of Period                322,011          417,346           64,129

  PIONEER FUND VCT
     AUV at Beginning of Period                      $9.38           $10.00 (5)
     AUV at End of Period                            $7.46            $9.38
     Number of Accumulation Units
       Outstanding at End of Period                144,235           14,633

  PIONEER MID CAP VALUE VCT
     AUV at Beginning of Period                     $10.71           $10.00 (5)
     AUV at End of Period                            $9.35           $10.71
     Number of Accumulation Units
       Outstanding at End of Period                509,210           27,109

  PROFUND VP BULL
     AUV at Beginning of Period                      $8.89           $10.00 (4)
     AUV at End of Period                            $6.65            $8.89
     Number of Accumulation Units
       Outstanding at End of Period                194,395          256,467

  PROFUND VP EUROPE 30
     AUV at Beginning of Period                      $8.26           $10.00 (4)
     AUV at End of Period                            $6.04            $8.26
     Number of Accumulation Units
       Outstanding at End of Period                156,757            5,726

  PROFUND VP SMALL CAP
     AUV at Beginning of Period                      $9.42           $10.00 (4)
     AUV at End of Period                            $7.19            $9.42
     Number of Accumulation Units
       Outstanding at End of Period                269,440           67,787

                                      A14

                                                     2002             2001             2000             1999             1998
                                                     ----             ----             ----             ----             ----
  SP JENNISON INTERNATIONAL GROWTH
     AUV at Beginning of Period                      $5.40            $8.56           $10.00 (3)
     AUV at End of Period                            $4.10            $5.40            $8.56
     Number of Accumulation Units
       Outstanding at End of Period                120,334          101,972           64,843

     FOOTNOTES
     (1)  Fund First Available during May 1998
     (2)  Fund First Available during May 2000
     (3)  Fund First Available during October 2000
     (4)  Fund First Available during May 2001
     (5)  Fund First Available during November 2001
     (6)  Fund First Available during May 2002
     (7)  Fund First Available during September 2002
     (8)  Fund First Available during December 2002

                                                     2002             2001             2000
                                                     ----             ----             ----
SEPARATE ACCOUNT ANNUAL CHARGES OF 1.65 %
  AIM VI DENT DEMOGRAPHIC
     AUV at Beginning of Period                     $10.99           $10.00 (5)
     AUV at End of Period                            $7.32           $10.99
     Number of Accumulation Units
       Outstanding at End of Period                 95,005            9,170

  FIDELITY VIP EQUITY-INC
     AUV at Beginning of Period                      $9.58           $10.00 (5)
     AUV at End of Period                            $7.80            $9.58
     Number of Accumulation Units
       Outstanding at End of Period                177,883                0

  FIDELITY VIP GROWTH
     AUV at Beginning of Period                      $9.26 (6)
     AUV at End of Period                            $6.35
     Number of Accumulation Units
       Outstanding at End of Period                202,569

  PIMCO HIGH YIELD PORTFOLIO
     AUV at Beginning of Period                     $10.01            $9.94           $10.12 (1)
     AUV at End of Period                            $9.73           $10.01            $9.94
     Number of Accumulation Units
       Outstanding at End of Period              1,388,957          581,041          111,021

  ING AIM MID CAP GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.64
     Number of Accumulation Units
       Outstanding at End of Period                  1,511

  ING ALLIANCE MID CAP GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.45
     Number of Accumulation Units
       Outstanding at End of Period                    341

  ING CAPITAL GUARDIAN LARGE CAP VALUE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.26
     Number of Accumulation Units
       Outstanding at End of Period                    221

  ING CAPITAL GUARDIAN MANAGED GLOBAL
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.23
     Number of Accumulation Units
       Outstanding at End of Period                      0

                                      A15

                                                     2002             2001             2000
                                                     ----             ----             ----
  ING CAPITAL GUARDIAN SMALL CAP
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.73
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING DEVELOPING WORLD
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.70
     Number of Accumulation Units
       Outstanding at End of Period                  5,950

  ING EAGLE ASSET VALUE EQUITY
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.62
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING FMRSM DIVERSIFIED MID-CAP
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.47
     Number of Accumulation Units
       Outstanding at End of Period                    243

  ING GET FUND - SERIES S
     AUV at Beginning of Period                     $10.00
     AUV at End of Period                           $10.03
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING GET FUND - SERIES T
     AUV at Beginning of Period                     $10.00
     AUV at End of Period                           $10.07
     Number of Accumulation Units
       Outstanding at End of Period                 19,504

  ING GET FUND - SERIES U
     AUV at Beginning of Period                     $10.00 (8)
     AUV at End of Period                           $10.00
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING GOLDMAN SACHS INTERNET TOLLKEEPER
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.41
     Number of Accumulation Units
       Outstanding at End of Period                  1,329

  ING HARD ASSETS
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.82
     Number of Accumulation Units
       Outstanding at End of Period                    240

  ING INTERNATIONAL EQUITY
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.79
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING JANUS GROWTH AND INCOME
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.72
     Number of Accumulation Units
       Outstanding at End of Period                  6,270

  ING JANUS SPECIAL EQUITY
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.63
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING JENNISON EQUITY OPPORTUNITY
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.75
     Number of Accumulation Units
       Outstanding at End of Period                      0

                                      A16

                                                     2002             2001             2000
                                                     ----             ----             ----
  ING JP MORGAN FLEMING INTERNATIONAL ENHANCED EAFE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.75
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING JP MORGAN FLEMING SMALLCAP
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.48
     Number of Accumulation Units
       Outstanding at End of Period                 11,333

  ING LIQUID ASSETS
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.98
     Number of Accumulation Units
       Outstanding at End of Period                 14,647

  ING MARSICO GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.77
     Number of Accumulation Units
       Outstanding at End of Period                  2,873

  ING MERCURY FOCUS VALUE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.17
     Number of Accumulation Units
       Outstanding at End of Period                    223

  ING MERCURY FUNDAMENTAL GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.44
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING MFS MID CAP GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.76
     Number of Accumulation Units
       Outstanding at End of Period                  1,466

  ING MFS RESEARCH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.71
     Number of Accumulation Units
       Outstanding at End of Period                  2,961

  ING MFS TOTAL RETURN
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.04
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING PIMCO CORE BOND
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.25
     Number of Accumulation Units
       Outstanding at End of Period                  6,368

  ING SALOMON BROTHERS ALL CAP
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.53
     Number of Accumulation Units
       Outstanding at End of Period                  2,247

  ING SALOMON BROTHERS INVESTORS
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.75
     Number of Accumulation Units
       Outstanding at End of Period                  5,609

  ING T. ROWE PRICE CAPITAL APPRECIATION
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.00
     Number of Accumulation Units
       Outstanding at End of Period                 11,784

                                      A17

                                                     2002             2001             2000
                                                     ----             ----             ----
  ING T. ROWE PRICE EQUITY INCOME
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.82
     Number of Accumulation Units
       Outstanding at End of Period                 18,286

  ING VAN KAMPEN COMSTOCK
     AUV at Beginning of Period                     $10.00 (6)
     AUV at End of Period                            $8.29
     Number of Accumulation Units
       Outstanding at End of Period                    283

  ING VAN KAMPEN EQUITY GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.63
     Number of Accumulation Units
       Outstanding at End of Period                 15,788

  ING VAN KAMPEN GLOBAL FRANCHISE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.51
     Number of Accumulation Units
       Outstanding at End of Period                  1,167

  ING VAN KAMPEN GROWTH & INCOME
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.78
     Number of Accumulation Units
       Outstanding at End of Period                 10,566

  ING VAN KAMPEN REAL ESTATE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.60
     Number of Accumulation Units
       Outstanding at End of Period                  2,275

  ING VP BOND PORTFOLIO
     AUV at Beginning of Period                     $10.00 (6)
     AUV at End of Period                           $10.63
     Number of Accumulation Units
       Outstanding at End of Period                 88,275

  ING VP GROWTH OPPORTUNITIES
     AUV at Beginning of Period                      $7.78           $10.00 (4)
     AUV at End of Period                            $5.24            $7.78
     Number of Accumulation Units
       Outstanding at End of Period                157,971           50,783

  ING VP MAGNACAP
     AUV at Beginning of Period                      $9.34           $10.00 (4)
     AUV at End of Period                            $7.07            $9.34
     Number of Accumulation Units
       Outstanding at End of Period                153,013           28,170

  ING VP SMALLCAP OPPORTUNITIES
     AUV at Beginning of Period                      $8.32           $10.00 (4)
     AUV at End of Period                            $4.60            $8.32
     Number of Accumulation Units
       Outstanding at End of Period                563,709          111,946

  ING VP WORLDWIDE GROWTH
     AUV at Beginning of Period                      $6.99            $8.74           $10.00 (2)
     AUV at End of Period                            $5.17            $6.99            $8.74
     Number of Accumulation Units
       Outstanding at End of Period                322,466          158,546           39,547

  INVESCO VIF HEALTH SCIENCES
     AUV at Beginning of Period                     $10.26           $10.00 (5)
     AUV at End of Period                            $7.62           $10.26
     Number of Accumulation Units
       Outstanding at End of Period                183,978            7,400

                                      A18

                                                     2002             2001             2000
                                                     ----             ----             ----
  INVESCO VIF LEISURE FUND
     AUV at Beginning of Period                     $10.00 (6)
     AUV at End of Period                            $8.43
     Number of Accumulation Units
       Outstanding at End of Period                 65,382

  INVESCO VIF FINANCIAL SERVICES
     AUV at Beginning of Period                      $9.35           $10.00 (5)
     AUV at End of Period                            $7.83            $9.35
     Number of Accumulation Units
       Outstanding at End of Period                200,146            5,433

  INVESCO VIF UTILITIES
     AUV at Beginning of Period                      $8.10           $10.00 (5)
     AUV at End of Period                            $6.35            $8.10
     Number of Accumulation Units
       Outstanding at End of Period                 51,660            1,002

  JENNISON PORTFOLIO
     AUV at Beginning of Period                      $6.27            $7.83           $10.00 (2)
     AUV at End of Period                            $4.24            $6.27            $7.83
     Number of Accumulation Units
       Outstanding at End of Period                522,740          201,082           15,840

  PIONEER FUND VCT
     AUV at Beginning of Period                      $9.37           $10.00 (5)
     AUV at End of Period                            $7.44            $9.37
     Number of Accumulation Units
       Outstanding at End of Period                184,119            9,738

  PIONEER MID CAP VALUE VCT
     AUV at Beginning of Period                     $10.71           $10.00 (5)
     AUV at End of Period                            $9.34           $10.71
     Number of Accumulation Units
       Outstanding at End of Period                338,220            6,577

  PROFUND VP BULL
     AUV at Beginning of Period                      $8.88           $10.00 (4)
     AUV at End of Period                            $6.64            $8.88
     Number of Accumulation Units
       Outstanding at End of Period                127,500           92,175

  PROFUND VP EUROPE 30
     AUV at Beginning of Period                      $8.25           $10.00 (4)
     AUV at End of Period                            $6.03            $8.25
     Number of Accumulation Units
       Outstanding at End of Period                 64,316           14,668

  PROFUND VP SMALL CAP
     AUV at Beginning of Period                      $9.41           $10.00 (4)
     AUV at End of Period                            $7.18            $9.41
     Number of Accumulation Units
       Outstanding at End of Period                236,886           18,943

  SP JENNISON INTERNATIONAL GROWTH
     AUV at Beginning of Period                      $5.39            $8.56           $10.00 (3)
     AUV at End of Period                            $4.09            $5.39            $8.56
     Number of Accumulation Units
       Outstanding at End of Period                243,445          109,344            3,557

     FOOTNOTES
     (1)  Fund First Available during January 2000
     (2)  Fund First Available during May 2000
     (3)  Fund First Available during October 2000
     (4)  Fund First Available during May 2001
     (5)  Fund First Available during November 2001
     (6)  Fund First Available during May 2002
     (7)  Fund First Available during September 2002
     (8)  Fund First Available during December 2002

                                      A19

                                                     2002             2001             2000             1999             1998
                                                     ----             ----             ----             ----             ----
SEPARATE ACCOUNT ANNUAL CHARGES OF 1.70 %
  AIM VI DENT DEMOGRAPHIC
     AUV at Beginning of Period                     $10.99           $10.00 (5)
     AUV at End of Period                            $7.32           $10.99
     Number of Accumulation Units
       Outstanding at End of Period                 94,534           51,753

  FIDELITY VIP EQUITY-INC
     AUV at Beginning of Period                      $9.58           $10.00 (5)
     AUV at End of Period                            $7.80            $9.58
     Number of Accumulation Units
       Outstanding at End of Period                338,456                0

  FIDELITY VIP GROWTH
     AUV at Beginning of Period                      $9.26 (6)
     AUV at End of Period                            $6.34
     Number of Accumulation Units
       Outstanding at End of Period                256,321

  PIMCO HIGH YIELD PORTFOLIO
     AUV at Beginning of Period                      $9.99            $9.93           $10.19           $10.06           $10.00 (1)
     AUV at End of Period                            $9.70            $9.99            $9.93           $10.19           $10.06
     Number of Accumulation Units
       Outstanding at End of Period              5,428,136        5,191,930        4,861,886        5,486,600        1,558,466

  ING AIM MID CAP GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.64
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING ALLIANCE MID CAP GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.45
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING CAPITAL GUARDIAN LARGE CAP VALUE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.26
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING CAPITAL GUARDIAN MANAGED GLOBAL
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.23
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING CAPITAL GUARDIAN SMALL CAP
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.72
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING DEVELOPING WORLD
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.70
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING EAGLE ASSET VALUE EQUITY
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.62
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING FMR^SM DIVERSIFIED MID-CAP
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.47
     Number of Accumulation Units
       Outstanding at End of Period                      0

                                      A20

                                                     2002             2001             2000             1999             1998
                                                     ----             ----             ----             ----             ----
  ING GET FUND - SERIES S
     AUV at Beginning of Period                     $10.00
     AUV at End of Period                           $10.02
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING GET FUND - SERIES T
     AUV at Beginning of Period                     $10.00
     AUV at End of Period                           $10.07
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING GET FUND - SERIES U
     AUV at Beginning of Period                     $10.00 (8)
     AUV at End of Period                           $10.00
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING GOLDMAN SACHS INTERNET TOLLKEEPER
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.41
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING HARD ASSETS
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.82
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING INTERNATIONAL EQUITY
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.79
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING JANUS GROWTH AND INCOME
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.72
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING JANUS SPECIAL EQUITY
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.62
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING JENNISON EQUITY OPPORTUNITY
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.74
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING JP MORGAN FLEMING INTERNATIONAL ENHANCED EAFE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.75
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING JP MORGAN FLEMING SMALLCAP
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.48
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING LIQUID ASSETS
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.98
     Number of Accumulation Units
       Outstanding at End of Period                      0

                                      A21

                                                     2002             2001             2000             1999             1998
                                                     ----             ----             ----             ----             ----
  ING MARSICO GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.77
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING MERCURY FOCUS VALUE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.16
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING MERCURY FUNDAMENTAL GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.44
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING MFS MID CAP GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.76
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING MFS RESEARCH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.71
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING MFS TOTAL RETURN
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.03
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING PIMCO CORE BOND
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.25
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING SALOMON BROTHERS ALL CAP
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.52
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING SALOMON BROTHERS INVESTORS
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.75
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING T. ROWE PRICE CAPITAL APPRECIATION
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.00
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING T. ROWE PRICE EQUITY INCOME
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.82
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING VAN KAMPEN COMSTOCK
     AUV at Beginning of Period                     $10.00 (6)
     AUV at End of Period                            $8.28
     Number of Accumulation Units
       Outstanding at End of Period                      0

                                      A22

                                                     2002             2001             2000             1999             1998
                                                     ----             ----             ----             ----             ----
  ING VAN KAMPEN EQUITY GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.63
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING VAN KAMPEN GLOBAL FRANCHISE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.51
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING VAN KAMPEN GROWTH & INCOME
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.78
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING VAN KAMPEN REAL ESTATE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.60
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING VP BOND PORTFOLIO
     AUV at Beginning of Period                     $10.00 (6)
     AUV at End of Period                           $10.62
     Number of Accumulation Units
       Outstanding at End of Period                707,083

  ING VP GROWTH OPPORTUNITIES
     AUV at Beginning of Period                      $7.78           $10.00 (4)
     AUV at End of Period                            $5.23            $7.78
     Number of Accumulation Units
       Outstanding at End of Period                151,543           51,380

  ING VP MAGNACAP
     AUV at Beginning of Period                      $9.33           $10.00 (4)
     AUV at End of Period                            $7.07            $9.33
     Number of Accumulation Units
       Outstanding at End of Period                125,575           76,114

  ING VP SMALLCAP OPPORTUNITIES
     AUV at Beginning of Period                      $8.31           $10.00 (4)
     AUV at End of Period                            $4.60            $8.31
     Number of Accumulation Units
       Outstanding at End of Period                483,573          188,338

  ING VP WORLDWIDE GROWTH
     AUV at Beginning of Period                      $6.99            $8.74           $10.00 (2)
     AUV at End of Period                            $5.16            $6.99            $8.74
     Number of Accumulation Units
       Outstanding at End of Period                361,647          247,751           28,853

  INVESCO VIF HEALTH SCIENCES
     AUV at Beginning of Period                     $10.26           $10.00 (5)
     AUV at End of Period                            $7.62           $10.26
     Number of Accumulation Units
       Outstanding at End of Period                493,958          367,187

  INVESCO VIF LEISURE FUND
     AUV at Beginning of Period                     $10.00 (6)
     AUV at End of Period                            $8.42
     Number of Accumulation Units
       Outstanding at End of Period                 30,007

  INVESCO VIF FINANCIAL SERVICES
     AUV at Beginning of Period                      $9.35           $10.00 (5)
     AUV at End of Period                            $7.82            $9.35
     Number of Accumulation Units
       Outstanding at End of Period                182,155           45,911

                                      A23

                                                     2002             2001             2000             1999             1998
                                                     ----             ----             ----             ----             ----
  INVESCO VIF UTILITIES
     AUV at Beginning of Period                      $8.10           $10.00 (5)
     AUV at End of Period                            $6.34            $8.10
     Number of Accumulation Units
       Outstanding at End of Period                103,374            6,689

  JENNISON PORTFOLIO
     AUV at Beginning of Period                      $6.26            $7.83           $10.00 (2)
     AUV at End of Period                            $4.24            $6.26            $7.83
     Number of Accumulation Units
       Outstanding at End of Period                840,344        1,001,520           75,572

  PIONEER FUND VCT
     AUV at Beginning of Period                      $9.37           $10.00 (5)
     AUV at End of Period                            $7.44            $9.37
     Number of Accumulation Units
       Outstanding at End of Period                297,005           27,155

  PIONEER MID CAP VALUE VCT
     AUV at Beginning of Period                     $10.71           $10.00 (5)
     AUV at End of Period                            $9.33           $10.71
     Number of Accumulation Units
       Outstanding at End of Period                796,390           55,679

  PROFUND VP BULL
     AUV at Beginning of Period                      $8.88           $10.00 (4)
     AUV at End of Period                            $6.63            $8.88
     Number of Accumulation Units
       Outstanding at End of Period                342,070          353,534

  PROFUND VP EUROPE 30
     AUV at Beginning of Period                      $8.25           $10.00 (4)
     AUV at End of Period                            $6.02            $8.25
     Number of Accumulation Units
       Outstanding at End of Period                181,953           13,357

  PROFUND VP SMALL CAP
     AUV at Beginning of Period                      $9.41           $10.00 (4)
     AUV at End of Period                            $7.17            $9.41
     Number of Accumulation Units
       Outstanding at End of Period                499,606          128,298

  SP JENNISON INTERNATIONAL GROWTH
     AUV at Beginning of Period                      $5.39            $8.56           $10.00 (3)
     AUV at End of Period                            $4.09            $5.39            $8.56
     Number of Accumulation Units
       Outstanding at End of Period                393,654          214,255           15,695

     FOOTNOTES
     (1)  Fund First Available during May 1998
     (2)  Fund First Available during May 2000
     (3)  Fund First Available during October 2000
     (4)  Fund First Available during May 2001
     (5)  Fund First Available during November 2001
     (6)  Fund First Available during May 2002
     (7)  Fund First Available during September 2002
     (8)  Fund First Available during December 2002

                                      A24

                                                     2002             2001             2000
                                                     ----             ----             ----
SEPARATE ACCOUNT ANNUAL CHARGES OF 1.75 %
  AIM VI DENT DEMOGRAPHIC
     AUV at Beginning of Period                     $10.99           $10.00 (5)
     AUV at End of Period                            $7.31           $10.99
     Number of Accumulation Units
       Outstanding at End of Period                 76,299            4,183

  FIDELITY VIP EQUITY-INC
     AUV at Beginning of Period                      $9.57           $10.00 (5)
     AUV at End of Period                            $7.79            $9.57
     Number of Accumulation Units
       Outstanding at End of Period                139,297                0

  FIDELITY VIP GROWTH
     AUV at Beginning of Period                      $9.26 (6)
     AUV at End of Period                            $6.34
     Number of Accumulation Units
       Outstanding at End of Period                138,235

  PIMCO HIGH YIELD PORTFOLIO
     AUV at Beginning of Period                      $9.97            $9.92           $10.10 (1)
     AUV at End of Period                            $9.68            $9.97            $9.92
     Number of Accumulation Units
       Outstanding at End of Period              1,004,330          489,627           64,046

  ING AIM MID CAP GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.63
     Number of Accumulation Units
       Outstanding at End of Period                  1,319

  ING ALLIANCE MID CAP GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.45
     Number of Accumulation Units
       Outstanding at End of Period                  6,840

  ING CAPITAL GUARDIAN LARGE CAP VALUE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.26
     Number of Accumulation Units
       Outstanding at End of Period                  9,364

  ING CAPITAL GUARDIAN MANAGED GLOBAL
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.23
     Number of Accumulation Units
       Outstanding at End of Period                  3,121

  ING CAPITAL GUARDIAN SMALL CAP
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.72
     Number of Accumulation Units
       Outstanding at End of Period                  1,153

  ING DEVELOPING WORLD
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.70
     Number of Accumulation Units
       Outstanding at End of Period                    504

  ING EAGLE ASSET VALUE EQUITY
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.62
     Number of Accumulation Units
       Outstanding at End of Period                  4,121

  ING FMRSM DIVERSIFIED MID-CAP
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.47
     Number of Accumulation Units
       Outstanding at End of Period                 12,592

                                      A25

                                                     2002             2001             2000
                                                     ----             ----             ----
  ING GET FUND - SERIES S
     AUV at Beginning of Period                     $10.00
     AUV at End of Period                           $10.02
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING GET FUND - SERIES T
     AUV at Beginning of Period                     $10.00
     AUV at End of Period                           $10.06
     Number of Accumulation Units
       Outstanding at End of Period                171,909

  ING GET FUND - SERIES U
     AUV at Beginning of Period                     $10.00 (8)
     AUV at End of Period                           $10.00
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING GOLDMAN SACHS INTERNET TOLLKEEPER
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.40
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING HARD ASSETS
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.82
     Number of Accumulation Units
       Outstanding at End of Period                  7,945

  ING INTERNATIONAL EQUITY
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.79
     Number of Accumulation Units
       Outstanding at End of Period                  7,028

  ING JANUS GROWTH AND INCOME
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.72
     Number of Accumulation Units
       Outstanding at End of Period                 24,717

  ING JANUS SPECIAL EQUITY
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.62
     Number of Accumulation Units
       Outstanding at End of Period                  3,627

  ING JENNISON EQUITY OPPORTUNITY
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.74
     Number of Accumulation Units
       Outstanding at End of Period                  2,429

  ING JP MORGAN FLEMING INTERNATIONAL
  ENHANCED EAFE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.75
     Number of Accumulation Units
       Outstanding at End of Period                  9,209

  ING JP MORGAN FLEMING SMALLCAP
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.48
     Number of Accumulation Units
       Outstanding at End of Period                 12,803

  ING LIQUID ASSETS
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.98
     Number of Accumulation Units
       Outstanding at End of Period                 65,112

                                      A26

                                                     2002             2001             2000
                                                     ----             ----             ----
  ING MARSICO GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.76
     Number of Accumulation Units
       Outstanding at End of Period                  2,205

  ING MERCURY FOCUS VALUE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.16
     Number of Accumulation Units
       Outstanding at End of Period                  1,253

  ING MERCURY FUNDAMENTAL GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.44
     Number of Accumulation Units
       Outstanding at End of Period                  6,209

  ING MFS MID CAP GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.76
     Number of Accumulation Units
       Outstanding at End of Period                 11,583

  ING MFS RESEARCH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.71
     Number of Accumulation Units
       Outstanding at End of Period                  5,729

  ING MFS TOTAL RETURN
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.03
     Number of Accumulation Units
       Outstanding at End of Period                 42,679

  ING PIMCO CORE BOND
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.25
     Number of Accumulation Units
       Outstanding at End of Period                 48,273

  ING SALOMON BROTHERS ALL CAP
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.52
     Number of Accumulation Units
       Outstanding at End of Period                  8,124

  ING SALOMON BROTHERS INVESTORS
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.75
     Number of Accumulation Units
       Outstanding at End of Period                  2,589

  ING T. ROWE PRICE CAPITAL APPRECIATION
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                           $10.00
     Number of Accumulation Units
       Outstanding at End of Period                 51,408

  ING T. ROWE PRICE EQUITY INCOME
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.82
     Number of Accumulation Units
       Outstanding at End of Period                 21,139

  ING VAN KAMPEN COMSTOCK
     AUV at Beginning of Period                     $10.00 (6)
     AUV at End of Period                            $8.28
     Number of Accumulation Units
       Outstanding at End of Period                 29,823

                                      A27

                                                     2002             2001             2000
                                                     ----             ----             ----

  ING VAN KAMPEN EQUITY GROWTH
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.63
     Number of Accumulation Units
       Outstanding at End of Period                  2,059

  ING VAN KAMPEN GLOBAL FRANCHISE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.51
     Number of Accumulation Units
       Outstanding at End of Period                 26,238

  ING VAN KAMPEN GROWTH & INCOME
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.78
     Number of Accumulation Units
       Outstanding at End of Period                 20,751

  ING VAN KAMPEN REAL ESTATE
     AUV at Beginning of Period                     $10.00 (7)
     AUV at End of Period                            $9.60
     Number of Accumulation Units
       Outstanding at End of Period                 9,555

  ING VP BOND PORTFOLIO
     AUV at Beginning of Period                     $10.00 (6)
     AUV at End of Period                           $10.62
     Number of Accumulation Units
       Outstanding at End of Period                218,867

  ING VP GROWTH OPPORTUNITIES
     AUV at Beginning of Period                      $7.77           $10.00 (4)
     AUV at End of Period                            $5.23            $7.77
     Number of Accumulation Units
       Outstanding at End of Period                149,495           27,449

  ING VP MAGNACAP
     AUV at Beginning of Period                      $9.33           $10.00 (4)
     AUV at End of Period                            $7.06            $9.33
     Number of Accumulation Units
       Outstanding at End of Period                102,496           24,770

  ING VP SMALLCAP OPPORTUNITIES
     AUV at Beginning of Period                      $8.31           $10.00 (4)
     AUV at End of Period                            $4.59            $8.31
     Number of Accumulation Units
       Outstanding at End of Period                454,391           79,268

  ING VP WORLDWIDE GROWTH
     AUV at Beginning of Period                      $6.98            $8.73           $10.00 (2)
     AUV at End of Period                            $5.16            $6.98            $8.73
     Number of Accumulation Units
     Outstanding at End of Period                  349,870          169,312            7,369

  INVESCO VIF HEALTH SCIENCES
     AUV at Beginning of Period                     $10.26           $10.00 (5)
     AUV at End of Period                            $7.61           $10.26
     Number of Accumulation Units
       Outstanding at End of Period                271,524           16,016

  INVESCO VIF LEISURE FUND
     AUV at Beginning of Period                     $10.00 (6)
     AUV at End of Period                            $8.42
     Number of Accumulation Units
       Outstanding at End of Period                 41,608

  INVESCO VIF FINANCIAL SERVICES
     AUV at Beginning of Period                      $9.35           $10.00 (5)
     AUV at End of Period                            $7.82            $9.35
     Number of Accumulation Units
       Outstanding at End of Period                110,702            3,522

                                      A28

                                                     2002             2001             2000
                                                     ----             ----             ----
  INVESCO VIF UTILITIES
     AUV at Beginning of Period                      $8.09           $10.00 (5)
     AUV at End of Period                            $6.34            $8.09
     Number of Accumulation Units
       Outstanding at End of Period                 94,266            3,860

  JENNISON PORTFOLIO
     AUV at Beginning of Period                      $6.26            $7.83           $10.00 (2)
     AUV at End of Period                            $4.23            $6.26            $7.83
     Number of Accumulation Units
       Outstanding at End of Period                565,739          273,112           19,630

  PIONEER FUND VCT
     AUV at Beginning of Period                      $9.37           $10.00 (5)
     AUV at End of Period                            $7.43            $9.37
     Number of Accumulation Units
       Outstanding at End of Period                135,708            2,197

  PIONEER MID CAP VALUE VCT
     AUV at Beginning of Period                     $10.71           $10.00 (5)
     AUV at End of Period                            $9.32           $10.71
     Number of Accumulation Units
       Outstanding at End of Period                218,154            5,378

  PROFUND VP BULL
     AUV at Beginning of Period                      $8.87           $10.00 (4)
     AUV at End of Period                            $6.63            $8.87
     Number of Accumulation Units
       Outstanding at End of Period                185,752           27,580

  PROFUND VP EUROPE 30
     AUV at Beginning of Period                      $8.25           $10.00 (4)
     AUV at End of Period                            $6.02            $8.25
     Number of Accumulation Units
       Outstanding at End of Period                105,639           38,959

  PROFUND VP SMALL CAP
     AUV at Beginning of Period                      $9.41           $10.00 (4)
     AUV at End of Period                            $7.17            $9.41
     Number of Accumulation Units
       Outstanding at End of Period                182,536           19,151

  SP JENNISON INTERNATIONAL GROWTH
     AUV at Beginning of Period                      $5.39            $8.56           $10.00 (3)
     AUV at End of Period                            $4.08            $5.39            $8.56
     Number of Accumulation Units
       Outstanding at End of Period                235,553          146,027            7,516

     FOOTNOTES
     (1)  Fund First Available during January 2000
     (2)  Fund First Available during May 2000
     (3)  Fund First Available during October 2000
     (4)  Fund First Available during May 2001
     (5)  Fund First Available during November 2001
     (6)  Fund First Available during May 2002
     (7)  Fund First Available during September 2002
     (8)  Fund First Available during December 2002

                                      A29

                                                     2002             2001
                                                     ----             ----
SEPARATE ACCOUNT ANNUAL CHARGES OF 1.85 %
  AIM VI DENT DEMOGRAPHIC
     AUV at Beginning of Period                     $10.98           $10.00 (3)
     AUV at End of Period                            $7.30           $10.98
     Number of Accumulation Units
       Outstanding at End of Period                132,571            7,384

  FIDELITY VIP EQUITY-INC
     AUV at Beginning of Period                      $9.57           $10.00 (3)
     AUV at End of Period                            $7.78            $9.57
     Number of Accumulation Units
       Outstanding at End of Period                 70,754                0

  FIDELITY VIP GROWTH
     AUV at Beginning of Period                      $9.25 (4)
     AUV at End of Period                            $6.33
     Number of Accumulation Units
       Outstanding at End of Period                147,715

  PIMCO HIGH YIELD PORTFOLIO
     AUV at Beginning of Period                      $9.93            $9.91 (1)
     AUV at End of Period                            $9.63            $9.93
     Number of Accumulation Units
       Outstanding at End of Period                624,872          217,554

  ING AIM MID CAP GROWTH
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                            $9.63
     Number of Accumulation Units
       Outstanding at End of Period                    314

  ING ALLIANCE MID CAP GROWTH
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                           $10.45
     Number of Accumulation Units
       Outstanding at End of Period                  5,101

  ING CAPITAL GUARDIAN LARGE CAP VALUE
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                           $10.25
     Number of Accumulation Units
       Outstanding at End of Period                 14,142

  ING CAPITAL GUARDIAN MANAGED GLOBAL
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                           $10.23
     Number of Accumulation Units
       Outstanding at End of Period                  1,727

  ING CAPITAL GUARDIAN SMALL CAP
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                            $9.72
     Number of Accumulation Units
       Outstanding at End of Period                 26,473

  ING DEVELOPING WORLD
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                            $9.70
     Number of Accumulation Units
       Outstanding at End of Period                  1,185

  ING EAGLE ASSET VALUE EQUITY
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                            $9.61
     Number of Accumulation Units
       Outstanding at End of Period                  2,677

  ING FMRSM DIVERSIFIED MID-CAP
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                            $9.47
     Number of Accumulation Units
       Outstanding at End of Period                  4,138

                                      A30

                                                     2002             2001
                                                     ----             ----
  ING GET FUND - SERIES S
     AUV at Beginning of Period                     $10.00
     AUV at End of Period                           $10.02
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING GET FUND - SERIES T
     AUV at Beginning of Period                     $10.00
     AUV at End of Period                           $10.06
     Number of Accumulation Units
       Outstanding at End of Period                 95,839

  ING GET FUND - SERIES U
     AUV at Beginning of Period                     $10.00 (8)
     AUV at End of Period                            $9.99
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING GOLDMAN SACHS INTERNET TOLLKEEPER
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                           $10.40
     Number of Accumulation Units
       Outstanding at End of Period                  3,455

  ING HARD ASSETS
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                            $9.82
     Number of Accumulation Units
       Outstanding at End of Period                    511

  ING INTERNATIONAL EQUITY
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                            $9.79
     Number of Accumulation Units
       Outstanding at End of Period                 16,650

  ING JANUS GROWTH AND INCOME
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                            $9.71
     Number of Accumulation Units
       Outstanding at End of Period                  9,122

  ING JANUS SPECIAL EQUITY
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                            $9.62
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING JENNISON EQUITY OPPORTUNITY
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                            $9.74
     Number of Accumulation Units
       Outstanding at End of Period                    861

  ING JP MORGAN FLEMING INTERNATIONAL
  ENHANCED EAFE
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                            $9.74
     Number of Accumulation Units
       Outstanding at End of Period                  3,747

  ING JP MORGAN FLEMING SMALLCAP
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                            $9.48
     Number of Accumulation Units
       Outstanding at End of Period                 17,168

  ING LIQUID ASSETS
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                            $9.98
     Number of Accumulation Units
       Outstanding at End of Period                 58,442

                                      A31

                                                     2002             2001
                                                     ----             ----
  ING MARSICO GROWTH
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                            $9.76
     Number of Accumulation Units
       Outstanding at End of Period                      0

  ING MERCURY FOCUS VALUE
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                           $10.16
     Number of Accumulation Units
       Outstanding at End of Period                  3,259

  ING MERCURY FUNDAMENTAL GROWTH
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                            $9.44
     Number of Accumulation Units
       Outstanding at End of Period                  1,179

  ING MFS MID CAP GROWTH
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                            $9.75
     Number of Accumulation Units
       Outstanding at End of Period                 40,596

  ING MFS RESEARCH
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                            $9.70
     Number of Accumulation Units
       Outstanding at End of Period                 21,659

  ING MFS TOTAL RETURN
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                           $10.03
     Number of Accumulation Units
       Outstanding at End of Period                 18,244

  ING PIMCO CORE BOND
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                           $10.24
     Number of Accumulation Units
       Outstanding at End of Period                 10,048

  ING SALOMON BROTHERS ALL CAP
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                            $9.52
     Number of Accumulation Units
       Outstanding at End of Period                  4,916

  ING SALOMON BROTHERS INVESTORS
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                            $9.74
     Number of Accumulation Units
       Outstanding at End of Period                 22,299

  ING T. ROWE PRICE CAPITAL APPRECIATION
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                            $9.99
     Number of Accumulation Units
       Outstanding at End of Period                 15,784

  ING T. ROWE PRICE EQUITY INCOME
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                            $9.81
     Number of Accumulation Units
       Outstanding at End of Period                 10,928

  ING VAN KAMPEN COMSTOCK
     AUV at Beginning of Period                     $10.00 (4)
     AUV at End of Period                            $8.27
     Number of Accumulation Units
       Outstanding at End of Period                105,501

                                      A32

                                                     2002             2001
                                                     ----             ----
  ING VAN KAMPEN EQUITY GROWTH
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                            $9.63
     Number of Accumulation Units
       Outstanding at End of Period                 29,215

  ING VAN KAMPEN GLOBAL FRANCHISE
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                            $9.51
     Number of Accumulation Units
       Outstanding at End of Period                 17,516

  ING VAN KAMPEN GROWTH & INCOME
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                            $9.78
     Number of Accumulation Units
       Outstanding at End of Period                 25,612

  ING VAN KAMPEN REAL ESTATE
     AUV at Beginning of Period                     $10.00 (5)
     AUV at End of Period                            $9.60
     Number of Accumulation Units
       Outstanding at End of Period                  4,638

  ING VP BOND PORTFOLIO
     AUV at Beginning of Period                     $10.00 (4)
     AUV at End of Period                           $10.61
     Number of Accumulation Units
       Outstanding at End of Period                564,471

  ING VP GROWTH OPPORTUNITIES
     AUV at Beginning of Period                      $7.77           $10.00 (2)
     AUV at End of Period                            $5.22            $7.77
     Number of Accumulation Units
       Outstanding at End of Period                109,759           52,668

  ING VP MAGNACAP
     AUV at Beginning of Period                      $9.33           $10.00 (2)
     AUV at End of Period                            $7.05            $9.33
     Number of Accumulation Units
       Outstanding at End of Period                108,902           19,437

  ING VP SMALLCAP OPPORTUNITIES
     AUV at Beginning of Period                      $8.31           $10.00 (2)
     AUV at End of Period                            $4.59            $8.31
     Number of Accumulation Units
       Outstanding at End of Period                374,677          141,397

  ING VP WORLDWIDE GROWTH
     AUV at Beginning of Period                      $6.97            $8.62 (1)
     AUV at End of Period                            $5.14            $6.97
     Number of Accumulation Units
       Outstanding at End of Period                382,518           75,723

  INVESCO VIF HEALTH SCIENCES
     AUV at Beginning of Period                     $10.25           $10.00 (3)
     AUV at End of Period                            $7.60           $10.25
     Number of Accumulation Units
       Outstanding at End of Period                306,734           81,775

  INVESCO VIF LEISURE FUND
     AUV at Beginning of Period                     $10.00 (4)
     AUV at End of Period                            $8.41
     Number of Accumulation Units
       Outstanding at End of Period                 94,574

  INVESCO VIF FINANCIAL SERVICES
     AUV at Beginning of Period                      $9.35           $10.00 (3)
     AUV at End of Period                            $7.81            $9.35
     Number of Accumulation Units
       Outstanding at End of Period                 91,598              677

                                      A33

                                                     2002             2001
                                                     ----             ----
  INVESCO VIF UTILITIES
     AUV at Beginning of Period                      $8.09           $10.00 (3)
     AUV at End of Period                            $6.33            $8.09
     Number of Accumulation Units
       Outstanding at End of Period                 34,606            1,176

  JENNISON PORTFOLIO
     AUV at Beginning of Period                      $6.25            $7.55 (1)
     AUV at End of Period                            $4.22            $6.25
     Number of Accumulation Units
       Outstanding at End of Period                259,117          107,206

  PIONEER FUND VCT
     AUV at Beginning of Period                      $9.37           $10.00 (3)
     AUV at End of Period                            $7.42            $9.37
     Number of Accumulation Units
       Outstanding at End of Period                 79,240              161

  PIONEER MID CAP VALUE VCT
     AUV at Beginning of Period                     $10.71           $10.00 (3)
     AUV at End of Period                            $9.31           $10.71
     Number of Accumulation Units
       Outstanding at End of Period                245,270            6,479

  PROFUND VP BULL
     AUV at Beginning of Period                      $8.87           $10.00 (2)
     AUV at End of Period                            $6.62            $8.87
     Number of Accumulation Units
       Outstanding at End of Period                114,753           15,636

  PROFUND VP EUROPE 30
     AUV at Beginning of Period                      $8.24           $10.00 (2)
     AUV at End of Period                            $6.00            $8.24
     Number of Accumulation Units
       Outstanding at End of Period                 13,789            6,318

  PROFUND VP SMALL CAP
     AUV at Beginning of Period                      $9.40           $10.00 (2)
     AUV at End of Period                            $7.16            $9.40
     Number of Accumulation Units
       Outstanding at End of Period                114,433           21,722

  SP JENNISON INTERNATIONAL GROWTH
     AUV at Beginning of Period                      $5.38            $8.37 (1)
     AUV at End of Period                            $4.07            $5.38
     Number of Accumulation Units
       Outstanding at End of Period                 98,449           19,406

     FOOTNOTES
     (1)  Fund First Available during January 2001
     (2)  Fund First Available during May 2001
     (3)  Fund First Available during November 2001
     (4)  Fund First Available during May 2002
     (5)  Fund First Available during September 2002
     (6)  Fund First Available during December 2002

                                      A34

--------------------------------------------------------------------------------
APPENDIX B
--------------------------------------------------------------------------------

                            THE INVESTMENT PORTFOLIOS

During the accumulation phase, you may allocate your premium payments and contract value to any of the investment portfolios available under this Contract. They are listed in this appendix. You bear the entire investment risk for amounts you allocate to any investment portfolio, and you may lose your principal.

The investment results of the mutual funds (funds) are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the Investment Company Act of 1940. Please refer to the fund prospectuses for additional information. Fund prospectuses may be obtained free of charge, from our Customer Service Center at the address and telephone number listed in the prospectus, by accessing the SEC's web site or by contacting the SEC Public Reference Room.

Certain funds offered under the contracts have investment objectives and policies similar to other funds managed by the fund's investment adviser. The investment results of a fund may be higher or lower than those of other funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any fund will be comparable to those of another fund managed by the same investment adviser.

--------------------------------------------------------------------------------
FUND NAME AND
INVESTMENT ADVISER/SUBADVISER           INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
ING INVESTORS TRUST
   7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258
--------------------------------------------------------------------------------

ING AIM MID-CAP GROWTH PORTFOLIO        Seeks capital appreciation. The
   (Advisor Class)                      Portfolio seeks to meet its objective
                                        by investing, normally, at least 80%
   INVESTMENT ADVISER:                  of its assets in equity securities of
      Directed Services, Inc.           mid-capitalization companies.
   INVESTMENT SUBADVISER:
      A I M Capital Management, Inc.
--------------------------------------------------------------------------------
ING ALLIANCE MID-CAP GROWTH PORTFOLIO   Seeks long-term total return. The
   (Advisor Class)                      Portfolio invests primarily in common
                                        stocks of middle capitalization
   INVESTMENT ADVISER:                  companies. The Portfolio normally
      Directed Services, Inc.           invests substantially all of its
   INVESTMENT SUBADVISER:               assets in high-quality common stocks
      Alliance Capital Management, L.P. that Alliance expects to increase in value.
--------------------------------------------------------------------------------
ING AMERICAN FUNDS GROWTH PORTFOLIO     Invests all of its assets in shares
                                        of the Growth Fund, a series of
   INVESTMENT ADVISER:                  American Funds Insurance Series, a
      ING Investments, LLC              registered open-end investment
   INVESTMENT SUBADVISER:               company. The Growth Fund seeks to
      Capital Research and              make the shareholders' investment
      Management Company                grow by investing primarily in common
                                        stocks of companies that appear to
                                        offer superior opportunities for
                                        growth of capital. The Growth Fund is
                                        designed for investors seeking
                                        long-term capital appreciation
                                        through stocks.
--------------------------------------------------------------------------------

                                       B1

--------------------------------------------------------------------------------
FUND NAME AND
INVESTMENT ADVISER/SUBADVISER           INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
ING AMERICAN FUNDS GROWTH-INCOME        Invests all of its assets in shares
   PORTFOLIO                            of the Growth-Income Fund, a series
                                        of American Funds Insurance Series, a
   INVESTMENT ADVISER:                  registered open-end investment
      ING Investments, LLC              company. The Growth-Income Fund seeks
   INVESTMENT SUBADVISER:               to make shareholders' investment grow
      Capital Research and              and to provide shareholders with
      Management Company                income over time by investing
                                        primarily in common stocks or other
                                        securities which demonstrate the
                                        potential for appreciation and/or
                                        dividends. The Growth-Income Fund is
                                        designed for investors seeking both
                                        capital appreciation and income.
--------------------------------------------------------------------------------
ING AMERICAN FUNDS INTERNATIONAL        Invests all of its assets in shares
   PORTFOLIO                            of the International Fund, a series
                                        of American Funds Insurance Series, a
   INVESTMENT ADVISER:                  registered open-end investment
      ING Investments, LLC              company. The International Fund seeks
   INVESTMENT SUBADVISER: Capital       to make shareholders' investment grow
      Research and Management Company   over time by investing primarily in
                                        common stocks of companies located
                                        outside the United States. The
                                        International Fund is designed for
                                        investors seeking capital
                                        appreciation through stocks.
--------------------------------------------------------------------------------
ING CAPITAL GUARDIAN LARGE CAP VALUE    Seeks long-term growth of capital and
   PORTFOLIO (Advisor Class)            income. The Portfolio Manager seeks
                                        to achieve the Portfolio's investment
   INVESTMENT ADVISER:                  objective by investing, under normal
      Directed Services, Inc.           market conditions, at least 80% of
   INVESTMENT SUBADVISER:               its assets in equity and
      Capital Guardian Trust Company    equity-related securities of
                                        companies with market capitalizations
                                        greater than $1 billion at the time
                                        of investment.
--------------------------------------------------------------------------------
ING CAPITAL GUARDIAN MANAGED GLOBAL     Seeks capital appreciation. Current
   PORTFOLIO (Advisor Class)            income is only an incidental
                                        consideration. This portfolio is not
   INVESTMENT ADVISER:                  diversified. The Portfolio invests
      Directed Services, Inc.           primarily in common stocks traded in
   INVESTMENT SUBADVISER:               securities markets throughout the
      Capital Guardian Trust Company    world. The Portfolio may invest up to
                                        100% of its total assets in
                                        securities traded in securities
                                        markets outside the United States.
                                        The Portfolio generally invests at
                                        least 65% of its total assets in at
                                        least three different countries, one
                                        of which may be the United States.
--------------------------------------------------------------------------------
ING CAPITAL GUARDIAN SMALL CAP          Seeks long-term capital appreciation.
   PORTFOLIO (Advisor Class)            The Portfolio invests at least 80% of
                                        its assets in equity securities of
   INVESTMENT ADVISER:                  small capitalization ("small-cap")
      Directed Services, Inc.           companies.
   INVESTMENT SUBADVISER:
      Capital Guardian Trust Company
--------------------------------------------------------------------------------
ING DEVELOPING WORLD PORTFOLIO          The Portfolio normally invests at
   (Advisor Class)                      least 80% of its assets in securities
                                        of issuers located in at least three
   INVESTMENT ADVISER:                  countries with emerging securities
      Directed Services, Inc.           markets. The Portfolio will provide
   INVESTMENT SUBADVISER: IIM B.V.      shareholders with at least 60 days
                                        prior notice of any change in this
                                        investment policy. The Portfolio may
                                        invest up to 20% of its assets in
                                        securities of U.S. and other
                                        developed market issuers, including
                                        investment-grade debt securities of
                                        U.S. issuers..
--------------------------------------------------------------------------------

                                       B2

--------------------------------------------------------------------------------
FUND NAME AND
INVESTMENT ADVISER/SUBADVISER           INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
ING EAGLE ASSET VALUE EQUITY PORTFOLIO  Seeks capital appreciation. Dividend
   (Advisor Class)                      income is a secondary objective. The
                                        Portfolio normally invests at least
   INVESTMENT ADVISER:                  80% of its assets in equity
      Directed Services, Inc.           securities of domestic and foreign
   INVESTMENT SUBADVISER:               issuers that meet quantitative
      Eagle Asset Management, Inc.      standards relating to financial
                                        soundness and high intrinsic value
                                        relative to price.
--------------------------------------------------------------------------------
ING FMRSM DIVERSIFIED MID-CAP           Seeks long-term growth of capital.
   PORTFOLIO (Advisor Class)            The Portfolio Manager normally
                                        invests the Portfolio's assets
   INVESTMENT ADVISER:                  primarily in common stocks. The
      Directed Services, Inc.           Portfolio Manager normally invests at
   INVESTMENT SUBADVISER: Fidelity      least 80% of the Portfolio's assets
      Management & Research Co.         in securities of companies with
                                        medium market capitalizations.
--------------------------------------------------------------------------------
ING GOLDMAN SACHS INTERNET              Seeks long-term growth of capital.
   TOLLKEEPERSM PORTFOLIO*              The Portfolio invests, under normal
   (Advisor Class)                      circumstances, at least 80% of its
                                        net assets plus any borrowings for
   *Goldman Sachs Internet              investment purposes (measured at time
   TollkeeperSM is a service mark of    of investment) in equity investments
   Goldman Sachs & Co                   in "Internet Tollkeeper" companies,
                                        which are companies in the media,
   INVESTMENT ADVISER:                  telecommunications, technology and
      Directed Services, Inc.           internet sectors, which provide
   INVESTMENT SUBADVISER:. Goldman      access, infrastructure, content and
      Sachs Asset Management, L.P.      services to internet companies and
                                        internet users.
--------------------------------------------------------------------------------
ING HARD ASSETS PORTFOLIO               A nondiversified Portfolio that seeks
   (Advisor Class)                      long-term capital appreciation. The
                                        Portfolio normally invests at least
   INVESTMENT ADVISER:                  80% of its assets in the equities of
      Directed Services, Inc.           producers of commodities.
   INVESTMENT SUBADVISER: Baring
      International Investment Limited
--------------------------------------------------------------------------------
ING INTERNATIONAL PORTFOLIO             Seeks long-term growth of capital.
   (Advisor Class)                      Under normal conditions, the
                                        Portfolio invests at least 80% of its
   INVESTMENT ADVISER:                  net assets and borrowings for
      Directed Services, Inc.           investment purposes in equity
   INVESTMENT SUBADVISER:               securities of issuers located in
      ING Investments, LLC              countries outside of the United
                                        States.
--------------------------------------------------------------------------------
ING JANUS GROWTH AND INCOME PORTFOLIO   Seeks long-term capital growth and
   (Advisor Class)                      current income. The Portfolio
                                        normally emphasizes investments in
   INVESTMENT ADVISER:                  common stocks. It will normally
      Directed Services, Inc.           invest up to 75% of its assets in
   INVESTMENT SUBADVISER: Janus         equity securities selected primarily
      Capital Management, LLC           for their growth potential, and at
                                        least 25% of its assets in securities
                                        the Portfolio Manager believes have
                                        income potential. Because of this
                                        investment strategy, the Portfolio is
                                        not designed for investors who need
                                        consistent income.
--------------------------------------------------------------------------------
ING JANUS SPECIAL EQUITY PORTFOLIO      A nondiversified Portfolio that seeks
   (Advisor Class)                      capital appreciation. The Portfolio
                                        invests, under normal circumstances,
   INVESTMENT ADVISER:                  at least 80% of its net assets (plus
      Directed Services, Inc.           borrowings for investment purposes)
   INVESTMENT SUBADVISER: Janus         in equity securities with the
      Capital Management, LLC           potential for long-term growth of
                                        capital.
--------------------------------------------------------------------------------

                                       B3

--------------------------------------------------------------------------------
FUND NAME AND
INVESTMENT ADVISER/SUBADVISER           INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
ING JENNISON EQUITY OPPORTUNITIES       Seeks long-term capital growth. The
   PORTFOLIO (Advisor Class)            Portfolio normally invests at least
                                        80% of its net assets (plus any
   INVESTMENT ADVISER:                  borrowings for investment purposes)
      Directed Services, Inc.           in attractively valued equity
   INVESTMENT SUBADVISER:               securities of companies with current
      Jennison Associates, LLC          or emerging earnings growth the
                                        Portfolio Manager believes to be not
                                        fully appreciated or recognized by
                                        the market.
--------------------------------------------------------------------------------
ING JPMORGAN SMALL CAP EQUITY           A nondiversified Portfolio that seeks
   PORTFOLIO (Advisor Class)            capital growth over the long term.
                                        Under normal market conditions, the
   INVESTMENT ADVISER:                  Portfolio invests at least 80% of its
      Directed Services, Inc.           total assets in equity securities of
   INVESTMENT SUBADVISER: J.P. Morgan   small-cap companies.
      Asset Management, Inc.
--------------------------------------------------------------------------------
ING JULIUS BAER FOREIGN PORTFOLIO       A nondiversified Portfolio that seeks
   (Advisor Class)                      total return from long-term capital
                                        growth and income. Under normal
   INVESTMENT ADVISER:                  conditions, the Portfolio will invest
      Directed Services, Inc.           at least 80% of its total assets in a
   INVESTMENT SUBADVISER: Julius        broad portfolio of equity securities
      Baer Investment Management, Inc.  of established foreign companies of various sizes, including foreign
                                        subsidiaries of U.S. companies, based
                                        in countries that are represented in
                                        the Morgan Stanley Capital
                                        International, Europe, Australia and
                                        Far East Index (the "EAFE Index").
--------------------------------------------------------------------------------
ING LIQUID ASSETS PORTFOLIO             Seeks high level of current income
   (Advisor Class)                      consistent with the preservation of
                                        capital and liquidity. The Portfolio
   INVESTMENT ADVISER:                  Manager strives to maintain a stable
      Directed Services, Inc.           $1 per share net asset value and its
   INVESTMENT SUBADVISER:               investment strategy focuses on safety
      ING Investment Management, LLC    of principal, liquidity and yield, in
                                        order of importance, to achieve this
                                        goal.
--------------------------------------------------------------------------------
ING MARSICO GROWTH PORTFOLIO            Seeks capital appreciation. The
   (Advisor Class)                      Portfolio invests primarily in equity
                                        securities selected for their growth
   INVESTMENT ADVISER:                  potential. The Portfolio may invest
      Directed Services, Inc.           in companies of any size, from
   INVESTMENT SUBADVISER:               larger, well-established companies to
      Marsico Capital Management, LLC   smaller, emerging growth companies.
--------------------------------------------------------------------------------
ING MERCURY FOCUS VALUE PORTFOLIO       Seeks long-term growth of capital.
   (Advisor Class)                      The Portfolio tries to achieve its
                                        investment objective by investing
   INVESTMENT ADVISER:                  primarily in a diversified portfolio
      Directed Services, Inc.           consisting of equity securities that
   INVESTMENT SUBADVISER:               the Portfolio Manager believes are
      Mercury Advisors                  undervalued relative to its
                                        assessment of the current or
                                        prospective condition of the issuer.
--------------------------------------------------------------------------------
ING MERCURY FUNDAMENTAL GROWTH          Seeks long-term growth of capital.
   PORTFOLIO (Advisor Class)            The Portfolio invests in a
                                        diversified portfolio consisting
   INVESTMENT ADVISER:                  primarily of common stocks. The
      Directed Services, Inc.           Portfolio will generally invest at
   INVESTMENT SUBADVISER:               least 65% of its total assets in the
      Mercury Advisors                  following equity securities: common
                                        stock, convertible preferred stock,
                                        securities convertible into common
                                        stock and rights and warrants to
                                        subscribe to common stock.
--------------------------------------------------------------------------------

                                       B4

--------------------------------------------------------------------------------
FUND NAME AND
INVESTMENT ADVISER/SUBADVISER           INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
ING MFS MID-CAP GROWTH PORTFOLIO        A nondiversified Portfolio that seeks
   (Advisor Class)                      long-term growth of capital. The
                                        Portfolio normally invests at least
   INVESTMENT ADVISER:                  80% of its net assets in common
      Directed Services, Inc.           stocks and related securities (such
   INVESTMENT SUBADVISER:               as preferred stocks, convertible
      Massachusetts Financial           securities and depositary receipts)
      Services Company                  of companies with medium market
                                        capitalizations (or "mid-cap
                                        companies") which the Portfolio
                                        Manager believes have above-average
                                        growth potential.
--------------------------------------------------------------------------------
ING MFS RESEARCH PORTFOLIO              Seeks long-term growth of capital and
   (Advisor Class)                      future income. The Portfolio normally
                                        invests at least 80% of its net
   INVESTMENT ADVISER:                  assets in common stocks and related
      Directed Services, Inc.           securities (such as preferred stocks,
   INVESTMENT SUBADVISER:               convertible securities and depositary
      Massachusetts Financial           receipts). The Portfolio focuses on
      Services Company                  companies that the Portfolio Manager
                                        believes have favorable prospects for
                                        long-term growth, attractive
                                        valuations based on current and
                                        expected earnings or cash flow,
                                        dominant or growing market share and
                                        superior management.
--------------------------------------------------------------------------------
ING MFS TOTAL RETURN PORTFOLIO          Seeks above-average income (compared
   (Advisor Class)                      to a portfolio entirely invested in
                                        equity securities) consistent with
   INVESTMENT ADVISER:                  the prudent employment of capital.
      Directed Services, Inc.           Secondarily seeks reasonable
   INVESTMENT SUBADVISER:               opportunity for growth of capital and
      Massachusetts Financial           income. The Portfolio is a "balanced
      Services Company                  fund," and invests in a combination
                                        of equity and fixed income
                                        securities.
--------------------------------------------------------------------------------
ING PIMCO CORE BOND PORTFOLIO           Seeks maximum total return,
   (Advisor Class)                      consistent with preservation of
                                        capital and prudent investment
   INVESTMENT ADVISER:                  management. The Portfolio is
      Directed Services, Inc.           diversified and seeks to achieve its
   INVESTMENT SUBADVISER: Pacific       investment objective by investing
      Investment Management             under normal circumstances at least
      Company, LLC                      80% of its net assets (plus
                                        borrowings for investment purposes)
                                        in a diversified portfolio of fixed
                                        income instruments of varying
                                        maturities.
--------------------------------------------------------------------------------
ING SALOMON BROTHERS ALL CAP            A nondiversified Portfolio that seeks
   PORTFOLIO (Advisor Class)            capital appreciation through
                                        investment in securities which the
   INVESTMENT ADVISER:                  Subadviser believes have
      Directed Services, Inc.           above-average capital appreciation
   INVESTMENT SUBADVISER: Salomon       potential. The Portfolio invests
      Brothers Asset Management, Inc.   primarily in common stocks and common
                                        stock equivalents, such as preferred
                                        stocks and securities convertible
                                        into common stocks, of companies the
                                        Portfolio Manager believes are
                                        undervalued in the marketplace.
--------------------------------------------------------------------------------
ING SALOMON BROTHERS INVESTORS          Seeks long-term growth of capital.
   PORTFOLIO (Advisor Class)            Secondarily seeks current income. The
                                        Portfolio invests primarily in equity
   INVESTMENT ADVISER:                  securities of U.S. companies. The
      Directed Services, Inc.           Portfolio may also invest in other
   INVESTMENT SUBADVISER: Salomon       equity securities. To a lesser
      Brothers Asset Management, Inc.   degree, the Portfolio invests in
                                        income producing securities such as
                                        debt securities.
--------------------------------------------------------------------------------

                                       B5

--------------------------------------------------------------------------------
FUND NAME AND
INVESTMENT ADVISER/SUBADVISER           INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
ING T. ROWE PRICE CAPITAL               Seeks, over the long-term, a high
   APPRECIATION PORTFOLIO               total investment return, consistent
   (Advisor Class)                      with the preservation of capital and
                                        prudent investment risk. The
   INVESTMENT ADVISER:                  Portfolio pursues an active asset
      Directed Services, Inc.           allocation strategy whereby
   INVESTMENT SUBADVISER: T. Rowe       investments are allocated among three
      Price Associates, Inc.            asset classes - equity securities,
                                        debt securities and money market
                                        instruments.
--------------------------------------------------------------------------------
ING T. ROWE PRICE EQUITY INCOME         Seeks substantial dividend income as
   PORTFOLIO (Advisor Class)            well as long-term growth of capital.
                                        The Portfolio normally invests at
   INVESTMENT ADVISER:                  least 80% of its assets in common
      Directed Services, Inc.           stocks, with 65% in the common stocks
   INVESTMENT SUBADVISER: T. Rowe       of well-established companies paying
      Price Associates, Inc.            above-average dividends. The
                                        Portfolio may also invest in
                                        convertible securities, warrants and
                                        preferred stocks.
--------------------------------------------------------------------------------
ING UBS U.S. BALANCED PORTFOLIO         Seeks to maximize total return over
   (Advisor Class)                      the long term by allocating its
                                        assets among stocks, bonds,
   INVESTMENT ADVISER:                  short-term instruments and other
      Directed Services, Inc.           investments. The Portfolio Manager
   INVESTMENT SUBADVISER:               allocates the Portfolio's assets
      UBS Global Asset Management,      among the following classes, or
      (Americas) Inc.                   types, of investments: stocks, bonds,
                                        and short-term money market debt
                                        obligations.
--------------------------------------------------------------------------------
ING VAN KAMPEN EQUITY GROWTH PORTFOLIO  Seeks long-term capital appreciation.
   (Advisor Class)                      The Portfolio Manager seeks to
                                        maximize long-term capital
   INVESTMENT ADVISER:                  appreciation by investing primarily in
      Directed Services, Inc.           growth-oriented equity securities of
   INVESTMENT SUBADVISER:               large-capitalization U.S. and, to a
      Van Kampen                        limited extent, foreign companies that
                                        are listed on U.S. exchanges or
                                        traded in U.S. markets.
--------------------------------------------------------------------------------
ING VAN KAMPEN GLOBAL FRANCHISE         A nondiversified Portfolio that seeks
   PORTFOLIO (Advisor Class)            long-term capital appreciation. The
                                        Portfolio Manager seeks long-term
   INVESTMENT ADVISER:                  capital appreciation by investing
      Directed Services, Inc.           primarily in equity securities of
   INVESTMENT SUBADVISER:               issuers located throughout the world
      Van Kampen                        that it believes have, among other
                                        things, resilient business franchises
                                        and growth potential. The Portfolio
                                        may invest of in the securities of
                                        companies of any size.
--------------------------------------------------------------------------------
ING VAN KAMPEN GROWTH AND INCOME        Seeks long-term growth of capital and
   PORTFOLIO (Advisor Class)            income. Under normal market
                                        conditions, the Portfolio Manager
   INVESTMENT ADVISER:                  seeks to achieve the Portfolio's
      Directed Services, Inc.           investment objective by investing
   INVESTMENT SUBADVISER:               primarily in what it believes to be
      Van Kampen                        income-producing equity securities,
                                        including common stocks and
                                        convertible securities; although
                                        investments are also made in
                                        non-convertible preferred stocks and
                                        debt securities rated "investment
                                        grade," which are securities rated
                                        within the four highest grades
                                        assigned by Standard & Poor's ("S&P")
                                        or by Moody's Investors Service, Inc.
                                        ("Moody's").
--------------------------------------------------------------------------------
ING VAN KAMPEN REAL ESTATE PORTFOLIO    A nondiversified Portfolio that seeks
   (Advisor Class)                      capital appreciation. Secondarily
                                        seeks current income. The Portfolio
   INVESTMENT ADVISER:                  invests at least 80% of its assets in
      Directed Services, Inc.           equity securities of companies in the
   INVESTMENT SUBADVISER:               U.S. real estate industry that are
      Van Kampen                        listed on national exchanges or the
                                        National Association of Securities
                                        Dealers Automated Quotation System
                                        ("NASDAQ").
--------------------------------------------------------------------------------

                                       B6

--------------------------------------------------------------------------------
FUND NAME AND
INVESTMENT ADVISER/SUBADVISER           INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
ING PARTNERS, INC.
   151 Farmington Avenue, Hartford, CT 06156-8962
--------------------------------------------------------------------------------
ING JPMORGAN FLEMING INTERNATIONAL      Seeks long-term growth of capital.
   PORTFOLIO (Class S)                  Invests primarily (at least 65% of
                                        total assets) in the equity
   INVESTMENT ADVISER: ING Life         securities of foreign companies that
      Insurance and Annuity Company     the subadviser believes have high
   INVESTMENT SUBADVISER: J.P. Morgan   growth potential. Will normally
      Fleming Asset Management          invest in securities of at least
      (London) Ltd.                     three different countries other than
                                        the U.S. and will invest in both
                                        developed and developing markets.
--------------------------------------------------------------------------------
ING SALOMON BROTHERS AGGRESSIVE         Seeks long-term growth of capital.
   GROWTH PORTFOLIO (Class S)           Invests primarily (at least 80% of
                                        net assets under normal
   INVESTMENT ADVISER: ING Life         circumstances) in common stocks and
      Insurance and Annuity Company     related securities, such as preferred
   INVESTMENT SUBADVISER: Salomon       stocks, convertible securities and
      Brothers Asset Management, Inc.   depositary receipts, of emerging
                                        growth companies.
--------------------------------------------------------------------------------
ING VAN KAMPEN COMSTOCK PORTFOLIO       Seeks capital growth and income.
   (Class S)                            Invests in a portfolio of equity
                                        securities, including common stocks,
   INVESTMENT ADVISER: ING Life         preferred stocks and securities
      Insurance and Annuity Company     convertible into common and preferred
   INVESTMENT SUBADVISER:               stocks.
      Van Kampen
--------------------------------------------------------------------------------
ING VARIABLE INSURANCE TRUST
   7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258
--------------------------------------------------------------------------------
ING GET U.S. CORE PORTFOLIO             Seeks to achieve maximum total return
   (formerly ING GET Fund)              and minimal exposure of the Series'
                                        assets to a market value loss, by
   INVESTMENT ADVISER: Aeltus           participating, to the extent possible
      Investment Management, Inc.       in favorable equity market
                                        performance during the Guarantee
                                        Period. The Series will not implement
                                        an "investment strategy" in any
                                        conventional sense. Rather, the
                                        Series' asset allocation strategy
                                        seeks to optimize the exposure of the
                                        Series to the Equity Component while
                                        protecting Series' assets. Assets
                                        allocated to the Equity Component may
                                        be reduced or eliminated in order to
                                        conserve assets at a level equal to
                                        or above the present value of the
                                        Guarantee.
--------------------------------------------------------------------------------
ING VP WORLDWIDE GROWTH PORTFOLIO       Seeks long-term capital appreciation.
   (Service Class)                      A nondiversified Portfolio that under
                                        normal conditions, invests at least
   INVESTMENT ADVISER:                  65% of net assets in equity
      ING Investments, LLC              securities of issuers located in at
                                        least three countries, one of which
                                        may be the U.S. Generally invests at
                                        least 75% of total assets in common
                                        and preferred stocks, warrants and
                                        convertible securities.
--------------------------------------------------------------------------------

                                       B7

--------------------------------------------------------------------------------
FUND NAME AND
INVESTMENT ADVISER/SUBADVISER           INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
ING VARIABLE PORTFOLIOS, INC.
   7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258
--------------------------------------------------------------------------------
ING VP BOND PORTFOLIO (Class S)         Seeks to maximize total return as is
                                        consistent with reasonable risk,
   INVESTMENT ADVISER:                  through investment in a diversified
      ING Investments, LLC              portfolio consisting of debt
   INVESTMENT SUBADVISER: Aeltus        securities. Under normal market
      Investment Management, Inc.       conditions, invests at least 80% of
                                        net assets in high-grade corporate
                                        bonds, mortgage-related and other
                                        asset-backed securities, and
                                        securities issued or guaranteed by
                                        the U.S. Government, its agencies or
                                        instrumentalities. The Portfolio may
                                        invest up to 15% of total assets in
                                        high-yield instruments and up to 25%
                                        of total assets in foreign debt
                                        securities.
--------------------------------------------------------------------------------
ING VP INDEX PLUS LARGECAP PORTFOLIO    Seeks to outperform the total return
   (Class S)                            performance of the Standard & Poor's
                                        500 Composite Index (S&P 500), while
   INVESTMENT ADVISER:                  maintaining a market level of risk.
      ING Investments, LLC              Invests at least 80% of net assets in
   INVESTMENT SUBADVISER: Aeltus        stocks included in the S&P 500. The
      Investment Management, Inc.       subadviser's objective is to
                                        overweight those stocks in the S&P
                                        500 that they believe will outperform
                                        the index and underweight or avoid
                                        those stocks in the S&P 500 that they
                                        believe will underperform the index.
--------------------------------------------------------------------------------
ING VARIABLE PRODUCTS TRUST
   7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258
--------------------------------------------------------------------------------
ING VP GROWTH OPPORTUNITIES PORTFOLIO   Seeks long-term growth of capital.
   (Service Class)                      Invests primarily in common stock of
                                        U.S. companies that the portfolio
   INVESTMENT ADVISER:                  managers feel have above average
      ING Investments, LLC              prospects for growth. Under normal
                                        market conditions, invests at least
                                        65% of total assets in securities
                                        purchased on the basis of the
                                        potential for capital appreciation.
                                        These securities may be from
                                        large-cap, mid-cap or small-cap
                                        companies.
--------------------------------------------------------------------------------
ING VP MAGNACAP PORTFOLIO               Seeks growth of capital, with
   (Service Class)                      dividend income as a secondary
                                        consideration. Normally invests at
   INVESTMENT ADVISER:                  least 80% of assets in common stocks
      ING Investments, LLC              of large companies, which are those
                                        included in the 500 largest U.S.
                                        companies, as measured by total
                                        revenues, net assets, cash flow or
                                        earnings, or the 1,0000 largest
                                        companies as measured by equity
                                        market capitalization.
--------------------------------------------------------------------------------
ING VP SMALLCAP OPPORTUNITIES           Seeks long-term capital appreciation.
   PORTFOLIO (Service Class)            Normally invests at least 80% of
                                        assets in the common stock of
   INVESTMENT ADVISER:                  smaller, lesser-known U.S. companies
      ING Investments, LLC              that are believed to have above
                                        average prospects for growth. For
                                        this Portfolio, smaller companies are
                                        those with market capitalizations
                                        that fall within the range of
                                        companies in the Russell 2000 Index.
--------------------------------------------------------------------------------

                                       B8

--------------------------------------------------------------------------------
FUND NAME AND
INVESTMENT ADVISER/SUBADVISER           INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
   11 Greenway Plaza, Suite 100, Houston, TX 77046-1173
--------------------------------------------------------------------------------
AIM V.I. DENT DEMOGRAPHIC TRENDS FUND   Seeks long-term growth of capital.
   (Series II)                          Seeks to meet its objective by
                                        investing in securities of companies
   INVESTMENT ADVISER:                  that are likely to benefit from
      A I M Advisors, Inc.              changing demographic, economic and
   INVESTMENT SUBADVISER:               lifestyle trends. These securities
      H.S. Dent Advisors, Inc.          may include common stocks,
                                        convertible bonds, convertible
                                        preferred stocks and warrants of
                                        companies within a broad range of
                                        market capitalizations.
--------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS PORTFOLIO
   82 Devonshire Street, Boston, MA 02109
--------------------------------------------------------------------------------
FIDELITY(R)VIP EQUITY-INCOME PORTFOLIO  Seeks reasonable income. Also
   (Service Class 2)                    considers the potential for capital
                                        appreciation. Seeks to achieve a
   INVESTMENT ADVISER: Fidelity         yield which exceeds the composite
      Management & Research Co.         yield on the securities comprising
   INVESTMENT SUBADVISER: Subadviser:   the Standard & Poor's 500 Index.
      FMR Co., Inc.                     Normally invests at least 80% of
                                        total assets in income-producing
                                        equity securities (which tends to
                                        lead to investments in large cap
                                        "value" stocks).
--------------------------------------------------------------------------------
FIDELITY(R)VIP GROWTH PORTFOLIO         Seeks to achieve capital
   (Service Class 2)                    appreciation. Normally invests
                                        primarily in common stocks of
   INVESTMENT ADVISER: Fidelity         companies the investment adviser
      Management & Research Co.         believes have above-average growth
   INVESTMENT SUBADVISER: Subadviser:   potential (often called "growth"
      FMR Co., Inc.                     stocks).
--------------------------------------------------------------------------------
INVESCO VARIABLE INVESTMENT FUNDS, INC.
   7800 East Union Avenue, Denver, CO 80237
--------------------------------------------------------------------------------
INVESCO VIF --                          Seeks capital growth. The Fund
   FINANCIAL SERVICES FUND              normally invests at least 80% of its
                                        net assets in the equity securities
   INVESTMENT ADVISER: INVESCO          and equity-related instruments of
      Variable Investment Funds, Inc.   companies involved in the financial
   INVESTMENT SUBADVISER: INVESCO       services sector. These companies
      Funds Group, Inc.                 include, but are not limited to,
                                        banks (regional and money centers),
                                        insurance companies (life, property
                                        and casualty, and multi-line),
                                        investment and miscellaneous
                                        industries (asset managers, brokerage
                                        firms, and government sponsored
                                        agencies) and suppliers to financial
                                        services companies. At any given
                                        time, 20% of the Fund's assets is not
                                        required to be invested in the
                                        sector. In general, the Fund
                                        emphasizes companies that INVESCO
                                        believes are strongly managed and
                                        will generate above-average long-term
                                        capital appreciation.
--------------------------------------------------------------------------------
INVESCO VIF -- HEALTH SCIENCES FUND     Seeks capital growth by normally
                                        investing at least 80% of its net
   INVESTMENT ADVISER: INVESCO          assets in the equity securities and
      Variable Investment Funds, Inc.   equity-related instruments of
   INVESTMENT SUBADVISER: INVESCO       companies that develop, produce, or
      Funds Group, Inc.                 distribute products or services
                                        related to health care. These
                                        companies include, but are not
                                        limited to, medical equipment or
                                        supplies, pharmaceuticals,
                                        biotechnology, and health care
                                        providers and services companies. At
                                        any given time, 20% of the Fund's
                                        assets is not required to be invested
                                        in the sector.
--------------------------------------------------------------------------------

                                       B9

--------------------------------------------------------------------------------
FUND NAME AND
INVESTMENT ADVISER/SUBADVISER           INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
INVESCO VIF -- LEISURE FUND             Seeks capital growth. The Fund
                                        normally invests at least 80% of its
   INVESTMENT ADVISER: INVESCO          net assets in the equity securities
      Variable Investment Funds, Inc.   and equity-related instruments of
   INVESTMENT SUBADVISER: INVESCO       companies engaged in the design,
      Funds Group, Inc.                 production, and distribution of
                                        products related to leisure
                                        activities. These industries include,
                                        but are not limited to,
                                        hotels/gaming, publishing,
                                        advertising, beverages, audio/video,
                                        broadcasting-radio/TV, cable &
                                        satellite operators, cable &
                                        satellite programmers, motion
                                        pictures & TV, recreation
                                        services/entertainment, retail, and
                                        toys. At any given time, 20% of the
                                        Fund's assets is not required to be
                                        invested in the sector.
--------------------------------------------------------------------------------
INVESCO VIF -- UTILITIES FUND           Seeks capital growth. It also seeks
                                        current income. The Fund normally
   INVESTMENT ADVISER: INVESCO          invests at least 80% of its net
      Variable Investment Funds, Inc.   assets in the equity securities and
   INVESTMENT SUBADVISER: INVESCO       equity-related instruments of
      Funds Group, Inc.                 companies engaged in
                                        utilities-related industries. These
                                        include, but are not limited to,
                                        companies that produce, generate,
                                        transmit, or distribute natural gas
                                        or electricity, as well as in
                                        companies that provide
                                        telecommunications services,
                                        including local, long distance and
                                        wireless. A portion of the Fund's
                                        assets are not required to be
                                        invested in the sector.
--------------------------------------------------------------------------------
LIBERTY VARIABLE INSURANCE TRUST
   600 Atlantic Avenue, Boston, MA 02210
--------------------------------------------------------------------------------
COLONIAL SMALL CAP VALUE FUND           Seeks long-term growth by investing
                                        primarily in small capitalization
   INVESTMENT ADVISER: Columbia         equities.
      Management Advisers, Inc.
--------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST
   840 Newport Center Drive, Suite 300, Newport Beach, CA 92660
--------------------------------------------------------------------------------
PIMCO HIGH YIELD PORTFOLIO              Seeks maximum total return,
                                        consistent with preservation of
   INVESTMENT ADVISER: Pacific          capital and prudent investment
      Investment Management Co.         management.
--------------------------------------------------------------------------------
PIONEER VARIABLE CONTRACTS TRUST
   60 State Street, Boston, MA 02109
--------------------------------------------------------------------------------
PIONEER FUND VCT PORTFOLIO              Seeks reasonable income and capital
   (Class II Shares)                    growth. Invests in a broad list of
                                        carefully selected, reasonably priced
   INVESTMENT ADVISER: Pioneer          securities rather than in securities
      Investment Management, Inc.       whose prices reflect a premium
                                        resulting from their current market
                                        popularity. Invests the major portion
                                        of its assets in equity securities,
                                        primarily of U.S. issuers.
--------------------------------------------------------------------------------
PIONEER MID CAP VALUE VCT PORTFOLIO     Seeks capital appreciation by
   (Class II Shares)                    investing in a diversified portfolio
                                        of securities consisting primarily of
   INVESTMENT ADVISER: Pioneer          common stocks. Normally, invests at
      Investment Management, Inc.       least 80% of total assets in equity
                                        securities of mid-size companies,
                                        that is, companies with market values
                                        within the range of market values of
                                        companies included in the Russell
                                        Midcap(R) Value Index.
--------------------------------------------------------------------------------

                                      B10

--------------------------------------------------------------------------------
FUND NAME AND
INVESTMENT ADVISER/SUBADVISER           INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
PRO FUNDS VP
   3435 Stelzer Road, Suite 1000, P.O. Box 182100, Columbus, OH 43218-2000
--------------------------------------------------------------------------------
PROFUND VP BULL                         Seeks daily investment results,
                                        before fees and expenses, that
   INVESTMENT ADVISER: ProFund          correspond to the daily performance
      Advisors, LLC                     of the S&P 500 Index.
--------------------------------------------------------------------------------
PROFUND VP EUROPE 30                    Seeks daily investment results,
                                        before fees and expenses, that
   INVESTMENT ADVISER: ProFund          correspond to the daily performance
      Advisors, LLC                     of the ProFunds Europe 30 Index.
--------------------------------------------------------------------------------
PROFUND VP RISING RATES OPPORTUNITY     Seeks daily investment results,
                                        before fees and expenses, that
   INVESTMENT ADVISER: ProFund          correspond to one and one-quarter
      Advisors, LLC                     times (125%) the inverse (opposite)
                                        of the daily price movement of the
                                        most recently issued 30-year U.S.
                                        Treasury Bond ("Long Bond").
--------------------------------------------------------------------------------
PROFUND VP SMALL-CAP                    Seeks daily investment results,
                                        before fees and expenses, that
   INVESTMENT ADVISER: ProFund          correspond to the daily performance
      Advisors, LLC                     of the Russell 2000 Index.
--------------------------------------------------------------------------------
PRUDENTIAL SERIES FUND, INC.
   751 Broad Street, Newark, NJ 07102
--------------------------------------------------------------------------------
JENNISON PORTFOLIO (Class II)           Seeks to achieve long-term growth of
                                        capital. Invests primarily in equity
   INVESTMENT ADVISER:                  securities of major, established
      Prudential Investments, LLC       corporations that the investment
   INVESTMENT SUBADVISER:               adviser believes offer above-average
      Jennison Associates, LLC          growth prospects. May invest up to
                                        30% of total assets in foreign
                                        securities. Normally invests 65% of
                                        total assets in common stocks and
                                        preferred stocks of companies with
                                        capitalization in excess of $1
                                        billion.
--------------------------------------------------------------------------------
SP JENNISON INTERNATIONAL GROWTH        Seeks long-term growth of capital.
   PORTFOLIO (Class II)                 Invests in equity-related securities
                                        of foreign issuers that the
   INVESTMENT ADVISER:                  subadviser thinks will increase in
      Prudential Investments, LLC       value over a period of years. Invests
   INVESTMENT SUBADVISER:               primarily in the common stock of
      Jennison Associates, LLC          large and medium-sized foreign
                                        companies. Under normal
                                        circumstances, invests at least 65%
                                        of total assets in common stock of
                                        foreign companies operating or based
                                        in at least five different countries.
--------------------------------------------------------------------------------

                                      B11

--------------------------------------------------------------------------------
APPENDIX C
--------------------------------------------------------------------------------

                                FIXED ACCOUNT II

Fixed Account II ("Fixed Account") is an optional fixed interest allocation offered during the accumulation phase of your variable annuity contract between you and ING USA Annuity and Life Insurance Company ("ING USA," the "Company," "we" or "our"). The Fixed Account, which is a segregated asset account of ING USA, provides a means for you to invest on a tax-deferred basis and earn a guaranteed interest for guaranteed interest periods (Fixed Interest Allocation(s)). We will credit your Fixed Interest Allocation(s) with a fixed rate of interest. We currently offer Fixed Interest Allocations with guaranteed interest periods of 5, 7 and 10 years. In addition, we may offer DCA Fixed Interest Allocations, which are 6-month and 1-year Fixed Interest Allocations available exclusively in connection with our dollar cost averaging program. We may offer additional guaranteed interest periods in some or all states, may not offer all guaranteed interest periods on all contracts or in all states and the rates for a given guaranteed interest period may vary among contracts. We set the interest rates periodically. We may credit a different interest rate for each interest period. The interest you earn in the Fixed Account as well as your principal is guaranteed by ING USA, as long as you do not take your money out before the maturity date for the applicable interest period. If you take your money out from a Fixed Interest Allocation more than 30 days before the applicable maturity date, we will apply a market value adjustment ("Market Value Adjustment"). A Market Value Adjustment could increase or decrease your contract value and/or the amount you take out. A surrender charge may also apply to withdrawals from your contract. You bear the risk that you may receive less than your principal because of the Market Value Adjustment.

For contracts sold in some states, not all Fixed Interest Allocations are available. You have a right to return a contract for a refund as described in the prospectus.

THE FIXED ACCOUNT

You may allocate premium payments and transfer your Contract value to the guaranteed interest periods of the Fixed Account during the accumulation period as described in the prospectus. Every time you allocate money to the Fixed Account, we set up a Fixed Interest Allocation for the guaranteed interest period you select. We will credit your Fixed Interest Allocation with a guaranteed interest rate for the interest period you select, so long as you do not withdraw money from that Fixed Interest Allocation before the end of the guaranteed interest period. Each guaranteed interest period ends on its maturity date which is the last day of the month in which the interest period is scheduled to expire.

Your Contract value in the Fixed Account is the sum of your Fixed Interest Allocations and the interest credited as adjusted for any withdrawals, transfers or other charges we may impose, including any Market Value Adjustment. Your Fixed Interest Allocation will be credited with the guaranteed interest rate in effect for the guaranteed interest period you selected when we receive and accept your premium or reallocation of Contract value. We will credit interest daily at a rate that yields the quoted guaranteed interest rate.

If you surrender, withdraw, transfer or annuitize your investment in a Fixed Interest Allocation more than 30 days before the end of the guaranteed interest period, we will apply a Market Value Adjustment to the transaction. A Market Value Adjustment could increase or decrease the amount you surrender, withdraw, transfer or annuitize, depending on current interest rates at the time of the transaction. You bear the risk that you may receive less than your principal because of the Market Value Adjustment.

GUARANTEED INTEREST RATES

Each Fixed Interest Allocation will have an interest rate that is guaranteed as long as you do not take your money out until its maturity date. We do not have a specific formula for establishing the guaranteed interest rates for the different guaranteed interest periods. We determine guaranteed interest rates at our sole

                                       C1
discretion. We cannot predict the level of future interest rates. For more information see the prospectus for the Fixed Account.

TRANSFERS FROM A FIXED INTEREST ALLOCATION

You may transfer your Contract value in a Fixed Interest Allocation to one or more new Fixed Interest Allocations with new guaranteed interest periods, or to any of the subaccounts of ING USA's Separate Account B as described in the prospectus on the maturity date of a guaranteed interest period. The minimum amount that you can transfer to or from any Fixed Interest Allocation is $100. Transfers from a Fixed Interest Allocation may be subject to a Market Value Adjustment. If you have a special Fixed Interest Allocation that was offered exclusively with our dollar cost averaging program, cancelling dollar cost averaging will cause a transfer of the entire Contract value in such Fixed Interest Allocation to the Liquid Assets subaccount, and such a transfer will be subject to a Market Value Adjustment.

Please be aware that the benefit we pay under certain optional benefit riders will be adjusted by any transfers you make to and from the Fixed Interest Allocations during specified periods while the rider is in effect. See "Optional Riders" in the prospectus.

WITHDRAWALS FROM A FIXED INTEREST ALLOCATION

During the accumulation phase, you may withdraw a portion of your Contract value in any Fixed Interest Allocation. You may make systematic withdrawals of only the interest earned during the prior month, quarter or year, depending on the frequency chosen, from a Fixed Interest Allocation under our systematic withdrawal option. A withdrawal from a Fixed Interest Allocation may be subject to a Market Value Adjustment and a contract surrender charge. Be aware that withdrawals may have federal income tax consequences, including a 10% penalty tax, as well as state income tax consequences.

Please be aware that the benefit we pay under any of the optional benefit riders will be reduced by any withdrawals you made from the Fixed Interest Allocations during the period while the rider is in effect. See "Optional Riders" in the prospectus.

MARKET VALUE ADJUSTMENT

A Market Value Adjustment may decrease, increase or have no effect on your Contract value. We will apply a Market Value Adjustment (i) whenever you withdraw or transfer money from a Fixed Interest Allocation (unless made within 30 days before the maturity date of the applicable guaranteed interest period, or under the systematic withdrawal or dollar cost averaging program) and (ii) if on the annuity start date a guaranteed interest period for any Fixed Interest Allocation does not end on or within 30 days of the annuity start date.

A Market Value Adjustment may be positive, negative or result in no change. In general, if interest rates are rising, you bear the risk that any Market Value Adjustment will likely be negative and reduce your Contract value. On the other hand, if interest rates are falling, it is more likely that you will receive a positive Market Value Adjustment that increases your Contract value. In the event of a full surrender, transfer or annuitization from a Fixed Interest Allocation, we will add or subtract any Market Value Adjustment from the amount surrendered, transferred or annuitized. In the event of a partial withdrawal, transfer or annuitization, we will add or subtract any Market Value Adjustment from the total amount withdrawn, transferred or annuitized in order to provide the amount requested. If a negative Market Value Adjustment exceeds your Contract value in the Fixed Interest Allocation, we will consider your request to be a full surrender, transfer or annuitization of the Fixed Interest Allocation.

CONTRACT VALUE IN THE FIXED INTEREST ALLOCATIONS

On the contract date, the Contract value in any Fixed Interest Allocation in which you are invested is equal to the portion of the initial premium paid and designated for allocation to the Fixed Interest Allocation. On each business day after the contract date, we calculate the amount of Contract value in each Fixed Interest Allocation as follows:

     (1) We take the Contract value in the Fixed Interest Allocation at the end of the preceding business day.

                                       C2

     (2) We credit a daily rate of interest on (1) at the guaranteed rate since the preceding business day.

     (3)  We add (1) and

     (4)  We subtract from (3) any transfers from that Fixed Interest
          Allocation.

     (5) We subtract from (4) any withdrawals, and then subtract any contract fees (including any rider charges) and premium taxes.

Additional premium payments and transfers allocated to the Fixed Account will be placed in a new Fixed Interest Allocation. The Contract value on the date of allocation will be the amount allocated. Several examples which illustrate how the Market Value Adjustment works are included in the prospectus for the Fixed Account.

CASH SURRENDER VALUE

The cash surrender value is the amount you receive when you surrender the Contract. The cash surrender value of amounts allocated to the Fixed Account will fluctuate daily based on the interest credited to Fixed Interest Allocations, any Market Value Adjustment, and any surrender charge. We do not guarantee any minimum cash surrender value. On any date during the accumulation phase, we calculate the cash surrender value as follows: we start with your Contract value, then we adjust for any Market Value Adjustment, and then we deduct any surrender charge, any charge for premium taxes, the annual contract administrative fee (unless waived), and any optional benefit rider charge, and any other charges incurred but not yet deducted.

DOLLAR COST AVERAGING FROM FIXED INTEREST ALLOCATIONS

You may elect to participate in our dollar cost averaging program if you have at least $1,200 of Contract value in Fixed Account Interest Allocations with a guaranteed interest period of 1 year or less. The Fixed Interest Allocations serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other Fixed Interest Allocations or contract investment portfolio subaccounts selected by you.

The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels. You elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100. You may change the transfer amount once each contract year.

Transfers from a Fixed Interest Allocation under the dollar cost averaging program are not subject to a Market Value Adjustment.

We may in the future offer additional subaccounts or withdraw any subaccount or Fixed Interest Allocation to or from the dollar cost averaging program or otherwise modify, suspend or terminate this program. Of course, such change will not affect any dollar cost averaging programs in operation at the time.

SUSPENSION OF PAYMENTS

We have the right to delay payment of amounts from a Fixed Interest Allocation for up to 6 months.

MORE INFORMATION

See the prospectus for Fixed Account II.

                                       C3

--------------------------------------------------------------------------------
APPENDIX D
--------------------------------------------------------------------------------

                             FIXED INTEREST DIVISION

A Fixed Interest Division option is available through the group and individual deferred variable annuity contracts offered by ING USA Annuity and Life Insurance Company. The Fixed Interest Division is part of the ING USA General Account. Interests in the Fixed Interest Division have not been registered under the Securities Act of 1933, and neither the Fixed Interest Division nor the General Account are registered under the Investment Company Act of 1940.

Interests in the Fixed Interest Division are offered in certain states through an Offering Brochure, dated May 1, 2003. The Fixed Interest Division is different from the Fixed Account which is described in the prospectus but which is not available in your state. If you are unsure whether the Fixed Account is available in your state, please contact our Customer Service Center at (800) 366-0066. When reading through the Prospectus, the Fixed Interest Division should be counted among the various investment options available for the allocation of your premiums, in lieu of the Fixed Account. The Fixed Interest Division may not be available in some states. Some restrictions may apply.

You will find more complete information relating to the Fixed Interest Division in the Offering Brochure. Please read the Offering Brochure carefully before you invest in the Fixed Interest Division.

                                       D1

--------------------------------------------------------------------------------
APPENDIX E
--------------------------------------------------------------------------------

                 SURRENDER CHARGE FOR EXCESS WITHDRAWALS EXAMPLE

The following assumes you made an initial premium payment of $10,000 and additional premium payments of $10,000 in each of the second and third contract years, for total premium payments under the Contract of $30,000. It also assumes a withdrawal at the end of the third contract year of 30% of the contract value of $35,000, that Standard Death Benefit was selected and that the applicable minimum required distribution ("MRD") is $2,000.

In this example, $3,500 (10% of contract value) is the maximum free withdrawal amount that you may withdraw without a surrender charge. The total amount withdrawn from the contract would be $10,500 ($35,000 x .30). Therefore, $7,000 (10,500 - 3,500) is considered an excess withdrawal of a part of the initial premium payment of $10,000 and would be subject to a 4% surrender charge of $280 ($7,000 x .04). The amount of the withdrawal paid to you will be $10,220 ($10,500 - $280).

If the MRD had been $4,000, instead of $2,000, the amount subject to the 4% surrender charge would be $6,500 ($10,500 - $4,000) and a surrender charge of $260 ($6,500 x .04) would apply. This example does not take into account any Market Value Adjustment or deduction of any premium taxes.

                                       E1

--------------------------------------------------------------------------------
APPENDIX F
--------------------------------------------------------------------------------

      PRO-RATA WITHDRAWAL ADJUSTMENT FOR 7% SOLUTION DEATH BENEFIT ELEMENT
                                    EXAMPLES

These examples assume that withdrawals have not exceeded 7% of premium in any year. They apply to the 7% Solution Death Benefit Element of the Max 7 Death Benefit.

EXAMPLE #1: THE CONTRACT VALUE (AV) IS LOWER THAN THE DEATH BENEFIT

     Assume a premium payment of $100,000, AV at the time of withdrawal of $87,000 and a 7% Solution minimum guarantee death benefit ("MGDB") at the time of withdrawal of $127,000. A total withdrawal of $27,000 is made. The withdrawal is a combination of Special Withdrawal and Pro-rata Withdrawal.

Calculate the Effect of the Withdrawal

     1.   The Special Withdrawal is $7,000 (7% of $100,000).

          MGDB after Special Withdrawal = $120,000 ($127,000 - $7,000)

          AV after Special Withdrawal = $80,000 ($87,000 - $7,000)

          The Pro-rata Withdrawal is $20,000 ($27,000 - $7,000).

     2. Pro-rata Withdrawal Adjustment to MGDB = $30,000 ($120,000 * ($20,000 / $80,000))

          MGDB after Pro-rata Withdrawal = $90,000 ($120,000 - $30,000)

          AV after Pro-rata Withdrawal = $60,000 ($80,000 - $20,000)

EXAMPLE #2: THE CONTRACT VALUE (AV) IS GREATER THAN THE DEATH BENEFIT

     Assume a premium payment of $100,000, AV at the time of withdrawal of $167,000 and a 7% Solution minimum guarantee death benefit ("MGDB") at the time of withdrawal of $127,000. A total withdrawal of $27,000 is made. The withdrawal is a combination of Special Withdrawal and Pro-rata Withdrawal.

Calculate the Effect of the Withdrawal

     1.   The Special Withdrawal is $7,000 (7% of $100,000).

          MGDB after Special Withdrawal = $120,000 ($127,000 - $7,000)

          AV after Special Withdrawal = $160,000 ($167,000 - $7,000)

          The Pro-rata Withdrawal is $20,000 ($27,000 - $7,000).

     2. Pro-rata Withdrawal Adjustment to MGDB = $15,000 ($120,000 * ($20,000 / $160,000))

          MGDB after Pro-rata Withdrawal = $105,000 ($120,000 - $15,000)

          AV after Pro-rata Withdrawal = $140,000 ($160,000 - $20,000)

                                       F1

EXAMPLE #3: THE CONTRACT VALUE (AV) IS EQUAL TO THE DEATH BENEFIT

     Assume a premium payment of $100,000, AV at the time of withdrawal of $127,000 and a 7% Solution minimum guarantee death benefit ("MGDB") at the time of withdrawal of $127,000. A total withdrawal of $27,000 is made. The withdrawal is a combination of Special Withdrawal and Pro-rata Withdrawal.

Calculate the Effect of the Withdrawal

     1.   The Special Withdrawal is $7,000 (7% of $100,000).

          MGDB after Special Withdrawal = $120,000 ($127,000 - $7,000)

          AV after Special Withdrawal = $120,000 ($127,000 - $7,000)

          The Pro-rata Withdrawal is $20,000 ($27,000 - $7,000).

     2. Pro-rata Withdrawal Adjustment to MGDB = $20,000 ($120,000 * ($20,000 / $120,000))

          MGDB after Pro-rata Withdrawal = $100,000 ($120,000 - $20,000)

          AV after Pro-rata Withdrawal = $100,000 ($120,000 - $20,000)

                                       F2

--------------------------------------------------------------------------------
APPENDIX G
--------------------------------------------------------------------------------

                    SPECIAL FUNDS AND EXCLUDED FUNDS EXAMPLES

EXAMPLE #1:    The following examples are intended to demonstrate the impact on your 7% Solution Death Benefit Element ("7% MGDB") of allocating your Contract Value to Special Funds.

--------------------------------------   ------------------------------------    -----------------------------------
        7% MGDB IF 50% INVESTED                  7% MGDB IF 0% INVESTED                7% MGDB IF 100% INVESTED
            IN SPECIAL FUNDS                        IN SPECIAL FUNDS                       IN SPECIAL FUNDS
--------------------------------------   ------------------------------------    -----------------------------------
END OF YR   COVERED   SPECIAL    TOTAL   END OF YR  COVERED  SPECIAL    TOTAL    END OF YR COVERED   SPECIAL   TOTAL
      0       500       500      1,000        0      1,000       --     1,000         0        0       1000     1000
      1       535       500      1,035        1      1,070       --     1,070         1        0       1000     1000
      2       572       500      1,072        2      1,145       --     1,145         2        0       1000     1000
      3       613       500      1,113        3      1,225       --     1,225         3        0       1000     1000
      4       655       500      1,155        4      1,311       --     1,311         4        0       1000     1000
      5       701       500      1,201        5      1,403       --     1,403         5        0       1000     1000
      6       750       500      1,250        6      1,501       --     1,501         6        0       1000     1000
      7       803       500      1,303        7      1,606       --     1,606         7        0       1000     1000
      8       859       500      1,359        8      1,718       --     1,718         8        0       1000     1000
      9       919       500      1,419        9      1,838       --     1,838         9        0       1000     1000
     10       984       500      1,484       10      1,967       --     1,967        10        0       1000     1000
--------------------------------------   ------------------------------------    -----------------------------------

--------------------------------------   ------------------------------------
       7% MGDB IF TRANSFERRED TO               7% MGDB IF TRANSFERRED TO
             SPECIAL FUNDS                           COVERED FUNDS
       AT THE BEGINNING OF YEAR 6              AT THE BEGINNING OF YEAR 6
--------------------------------------   ------------------------------------

END OF YR   COVERED   SPECIAL    TOTAL   END OF YR  COVERED  SPECIAL    TOTAL
      0      1,000        --     1,000        0         --    1,000    1,000
      1      1,070        --     1,070        1         --    1,000    1,000
      2      1,145        --     1,145        2         --    1,000    1,000
      3      1,225        --     1,225        3         --    1,000    1,000
      4      1,311        --     1,311        4         --    1,000    1,000
      5      1,403        --     1,403        5         --    1,000    1,000
      6         --     1,403     1,403        6      1,070       --    1,070
      7         --     1,403     1,403        7      1,145       --    1,145
      8         --     1,403     1,403        8      1,225       --    1,225
      9         --     1,403     1,403        9      1,311       --    1,311
     10         --     1,403     1,403       10      1,403       --    1,403
--------------------------------------   ------------------------------------

                                       G1

EXAMPLE #2:    The following examples are intended to demonstrate the impact on your 7% Solution Death Benefit Element ("7% MGDB") of allocating your Contract Value to Excluded Funds.


-----------------------------------------------------------------------------
                   7% MGDB IF 50% INVESTED IN EXCLUDED FUNDS
-----------------------------------------------------------------------------
                 Covered           Excluded            Total
            --------------------------------------------------------
 End of yr     7%                "7%               7%                   Death
              MGDB     AV       MGDB"     AV      MGDB         AV      Benefit
     0        500      500       500      500     1,000       1,000     1,000
     1        535      510       535      510     1,045       1,020     1,045
     2        572      490       572      490     1,062         980     1,062
     3        613      520       613      520     1,133       1,040     1,133
     4        655      550       655      550     1,205       1,100     1,205
     5        701      450       701      450     1,151         900     1,151
     6        750      525       750      525     1,275       1,050     1,275
     7        803      600       803      600     1,403       1,200     1,403
     8        859      750       859      750     1,609       1,500     1,609
     9        919      500       919      500     1,419       1,000     1,419
    10        984      300       984      300     1,284         600     1,284
--------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
         7% MGDB IF 0% INVESTED                  7% MGDB IF 100% INVESTED
           IN EXCLUDED FUNDS                        IN EXCLUDED FUNDS
---------------------------------------  ---------------------------------------
                 Covered                                 Excluded
           --------------------                    ---------------------
End of yr     7%                 Death   End of yr    "7%                 Death
             MGDB        AV     Benefit              MGDB"        AV     Benefit
    0        1,000     1,000     1,000       0       1,000      1,000     1,000
    1        1,070     1,020     1,070       1       1,070      1,020     1,020
    2        1,145       980     1,145       2       1,145        980       980
    3        1,225     1,040     1,225       3       1,225      1,040     1,040
    4        1,311     1,100     1,311       4       1,311      1,100     1,100
    5        1,403       900     1,403       5       1,403        900       900
    6        1,501     1,050     1,501       6       1,501      1,050     1,050
    7        1,606     1,200     1,606       7       1,606      1,200     1,200
    8        1,718     1,500     1,718       8       1,718      1,500     1,500
    9        1,838     1,000     1,838       9       1,838      1,000     1,000
   10        1,967       600     1,967      10       1,967        600       600
---------------------------------------  ---------------------------------------



Note: AV are hypothetical illustrative values. Not a projection. "7% MGDB" for Excluded funds is notional. Not payable as a benefit. Death Benefit for Excluded Funds equals Accumulation Value (AV)

                                       G2

--------------------------------------------------------------------------------
                  TRANSFER FROM COVERED FUNDS TO EXCLUDED FUNDS
                           AT THE BEGINNING OF YEAR 6
--------------------------------------------------------------------------------
                Covered            Excluded            Total
           ---------------------------------------------------------
end of yr  7% MGDB     AV      "7%         AV    7% MGDB     AV       Death
                               MGDB"                                 Benefit

    --      1,000     1,000       --       --     1,000     1,000     1,000
     1      1,050     1,020       --       --     1,050     1,020     1,050
     2      1,103       980       --       --     1,103       980     1,103
     3      1,158     1,040       --       --     1,158     1,040     1,158
     4      1,216     1,100       --       --     1,216     1,100     1,216
     5      1,276       900       --       --     1,276       900     1,276
     6         --       --     1,340     1,050    1,050     1,050     1,050
     7         --       --     1,407     1,200    1,200     1,200     1,200
     8         --       --     1,477     1,500    1,500     1,500     1,500
     9         --       --     1,551     1,000    1,000     1,000     1,000
    10         --       --     1,629       600      600      600        600
--------------------------------------------------------------------------------

Note: 7% MGDB transferred to Excluded Funds equals the 7% MGDB in Covered Funds (or pro-rata portion thereof for partial transfer). Transfers from Special Funds to Excluded Funds work the same as Covered to Excluded (except 7% MGDB in Special Funds does not accumulate).

--------------------------------------------------------------------------------
                  TRANSFER FROM EXCLUDED FUNDS TO COVERED FUNDS
                           AT THE BEGINNING OF YEAR 6
--------------------------------------------------------------------------------
                Covered            Excluded            Total
           ---------------------------------------------------------
end of yr  7% MGDB     AV      "7%         AV    7% MGDB     AV       Death
                               MGDB"                                 Benefit
   --           --       --    1,000     1,000    1,000     1,000     1,000
    1           --       --    1,050     1,020    1,020     1,020     1,020
    2           --       --    1,103       980      980       980       980
    3           --       --    1,158     1,040    1,040     1,040     1,040
    4           --       --    1,216     1,100    1,100     1,100     1,100
    5           --       --    1,276       900      900       900       900
    6          945    1,050       --        --      945     1,050     1,050
    7          992    1,200       --        --      992     1,200     1,200
    8        1,042    1,500       --        --    1,042     1,500     1,500
    9        1,094    1,000       --        --    1,094     1,000     1,094
   10        1,149      600       --        --    1,149       600     1,149
--------------------------------------------------------------------------------

Note: 7% MGDB transferred to Covered Funds is the lesser of 7% MGDB in Excluded Funds (or portion thereof for partial transfer) and AV transferred to Covered Funds. Transfers from Excluded Funds to Special Funds work the same as Excluded to Covered (except 7% MGDB in Special Funds does not accumulate).

                                       G3

--------------------------------------------------------------------------------
APPENDIX H
--------------------------------------------------------------------------------

         EXAMPLES OF ADJUSTMENTS TO THE MGWB WITHDRAWAL ACCOUNT AND THE MAXIMUM ANNUAL WITHDRAWAL AMOUNT FOR WITHDRAWALS IN EXCESS OF
        THE MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("EXCESS WITHDRAWAL AMOUNT")

EXAMPLE #1: OWNER HAS INVESTED ONLY IN COVERED FUNDS

     Assume the Contract Value ("CV") before the withdrawal is $100,000 and is invested in Covered Funds only, the Eligible Payment Amount ("EPA") is $100,000, the Maximum Annual Withdrawal Amount ("MAW") is $7,000, the MGWB Withdrawal Account allocated to Covered Funds ("Covered Withdrawal Account") is $120,000, and a withdrawal of $10,000 is made. The effect of the withdrawal is calculated as follows:

     The new CV is $90,000 ($100,000 - $10,000).

     The Excess Withdrawal Amount is $3,000 ($10,000 - $7,000).

     The Covered Withdrawal Account is first reduced dollar-for-dollar by the portion of the withdrawal up to the MAW to $113,000 ($120,000 - $7,000), and is then reduced pro-rata based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $109,354.84 ($113,000 * (1 - $3,000 / 93,000)).

     The EPA is reduced pro-rata based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)). The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied pro-rata regardless of whether CV is allocated to Covered or Excluded Funds. The MAW is then recalculated to be 7% of the new EPA or $6,774.19 ($96.774.19 * 7%).

EXAMPLE #2: OWNER HAS INVESTED ONLY IN EXCLUDED FUNDS

     Assume the Contract Value ("CV") before the withdrawal is $100,000 and is invested in Excluded Funds only, the Eligible Payment Amount ("EPA") is $100,000, the Maximum Annual Withdrawal Amount ("MAW") is $7,000, the MGWB Withdrawal Account allocated to Excluded Funds ("Excluded Withdrawal Account") is $120,000, and a withdrawal of $10,000 is made. The effect of the withdrawal is calculated as follows:

     The new CV is $90,000 ($100,000 - $10,000).

     The Excess Withdrawal Amount is $3,000 ($10,000 - $7.000).

     The Excluded Withdrawal Account is reduced pro-rata based on the ratio of the entire amount withdrawn to the CV (before the withdrawal) to $108,000 ($120,000 * (1 - $10,000 / $100,000)).

     The EPA is reduced pro-rata based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000/$93,000)). The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied pro-rata regardless of whether CV is allocated to Covered or Excluded Funds. The MAW is then recalculated to be 7% of the new EPA or $6,774.19 ($96.774.19 * 7%).

                                       H1

EXAMPLE #3: OWNER HAS INVESTED IN BOTH COVERED AND EXCLUDED FUNDS

     Assume the Contract Value ("CV") before the withdrawal is $100,000 and is invested $60,000 in Covered Funds and $40,000 in Excluded Funds. Further assume that the Eligible Payment Amount ("EPA") is $100,000, the Maximum Annual Withdrawal Amount ("MAW") is $7,000, the MGWB Withdrawal Account allocated to Covered Funds ("Covered Withdrawal Account") is $75,000, the MGWB Withdrawal Account allocated to Excluded Funds ("Excluded Withdrawal Account") is $45,000, and a withdrawal is made of $10,000 ($8,000 from Covered Funds and $2,000 from Excluded Funds).

     The new CV for Covered Funds is $52,000 ($60,000 - $8,000), and the new CV for Excluded Funds is $38,000 ($40,000 - $2,000).

     The Covered Withdrawal Account is first reduced dollar-for-dollar by the lesser of the MAW ($7,000) and the amount withdrawn from Covered Funds ($8,000) to $68,000 ($75,000 - $7,000), and is then reduced pro-rata based on the ratio of any Excess Withdrawal Amount from Covered Funds to the CV in Covered Funds (after being reduced for the withdrawal up to the MAW) to $66,716.98 ($68,000 * (1 - $1,000 / $53,000).

     The Excluded Withdrawal Account is reduced pro-rata based on the ratio of the amount withdrawn from Excluded Funds to the CV in Excluded Funds (prior to the withdrawal) to $42,750 ($45,000 * (1 - $2,000 / $40,000)).

The EPA is reduced pro-rata based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)). The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied pro-rata regardless of whether CV is allocated to Covered or Excluded Funds. The MAW is then recalculated to be 7% of the new EPA or $6,774.19 ($96.774.19 * 7%).

                                       H2

--------------------------------------------------------------------------------
APPENDIX I
--------------------------------------------------------------------------------

               DEATH BENEFITS FOR CATEGORY YR-2001 CONTRACT OWNERS

The purpose of this appendix is to describe the death benefits applicable to contract owners in the Yr-2001 category. OTHER THAN AS SPECIFIED BELOW, PLEASE SEE THE PROSPECTUS FOR A FULL DESCRIPTION OF YOUR DEATH BENEFIT OPTIONS AND OTHER CONTRACT FEATURES. CAPITALIZED TERMS HAVE THE SAME MEANING AS DESCRIBED IN THE PROSPECTUS. IF YOU ARE UNSURE OF WHICH CATEGORY APPLIES TO YOU, PLEASE CALL OUR CUSTOMER SERVICE CENTER. AS USED IN THIS APPENDIX, "NON-SPECIAL FUNDS" HAS THE SAME MEANING AS "COVERED FUNDS" IN THE PROSPECTUS.

We use the Base Death Benefit to help determine the minimum death benefit payable under each of the death benefit options described below. You do not elect the Base Death Benefit. The Base Death Benefit is equal to the greater of:

     1)   the contract value; and

     2)   the cash surrender value.

The STANDARD DEATH BENEFIT equals the GREATEST of the Base Death Benefit, the floor, and the sum of:

     1)   the contract value allocated to Special Funds; and

     2) the Standard Minimum Guaranteed Death Benefit for amounts allocated to Non-Special Funds.

The Standard Minimum Guaranteed Death Benefit equals:

     1) the initial premium payment allocated to Special and Non-Special Funds, respectively;

     2) increased by premium payments and adjusted for transfers, allocated to Special and Non-Special Funds, respectively, after issue; and

     3) reduced by a pro-rata adjustment for any withdrawal or transfer taken from the Special and Non-Special Funds, respectively.

     In the event of transfers from Special to Non-Special funds, the increase in the Minimum Guaranteed Death Benefit of the Non-Special Fund will equal the lesser of the reduction in the Minimum Guaranteed Death Benefit in the Special Fund and the contract value transferred. In the event of transfers from Non-Special to Special Funds, the increase in the Minimum Guaranteed Death Benefit of the Special Fund will equal the reduction in the Minimum Guaranteed Death Benefit in the Non-Special Fund.

THE FLOOR FOR THE DEATH BENEFIT is the total premium payments made under the Contract reduced by a pro-rata adjustment for any withdrawal.

ENHANCED DEATH BENEFIT OPTIONS. Under the Enhanced Death Benefit options, if you die before the annuity start date, your beneficiary will receive the greater of the Standard Death Benefit and the Enhanced Death Benefit option elected. For purposes of calculating the Enhanced Death Benefits, certain investment portfolios, and the Fixed Account are designated as "Special Funds." For Contracts issued on or after May 1, 2003, the following investment options are designated as Special Funds: the ING Liquid Assets Portfolio; the ING Limited Maturity Bond Portfolio; the ING VP Bond Portfolio; the ING PIMCO Core Bond Portfolio; the ProFunds VP Rising Rates Opportunity Portfolio, the Fixed Account; the Fixed Interest Division; and the TSA Special Fixed Account. For Contracts issued before May 1, 2003, the ING VP Bond Portfolio and the ING PIMCO Core Bond Portfolio are not designated as Special Funds. For Contracts issued before September 2, 2003, the ProFunds VP Rising Rates Opportunity Portfolio is not designated as a Special Fund.

                                       I1

We may, with 30 days notice to you, designate any investment portfolio as a Special Fund on existing contracts with respect to new premiums added to such investment portfolio and also with respect to new transfers to such investment portfolio. Selecting a Special Fund may limit or reduce the enhanced death benefit.

For the period during which a portion of the contract value is allocated to a Special Fund, we may, at our discretion, reduce the mortality and expense risk charge attributable to that portion of the contract value. The reduced mortality and expense risk charge will be applicable only during that period.

The 7% SOLUTION ENHANCED DEATH BENEFIT, equals the GREATEST of:

     1)   the Standard Death Benefit;

     2)   the floor; and

     3) the sum of the contract value allocated to Special Funds and the 7% Solution Minimum Guaranteed Death Benefit for Non-Special Funds.

The 7% Solution Minimum Guaranteed Death Benefit for Special and Non-Special Funds equals the lesser of:

     1) premiums, adjusted for withdrawals and transfers, accumulated at 7% until the earlier of attainment of age 80 or reaching the cap (equal to 3 times all premium payments, as reduced by adjustments for withdrawals) and thereafter at 0%, subject to a floor as described below, and

     2)   the cap.

Withdrawals of up to 7% per year of cumulative premiums are referred to as special withdrawals. Special withdrawals reduce the 7% Solution Minimum Guaranteed Death Benefit by the amount of contract value withdrawn. For any other withdrawals (withdrawals in excess of the amount available as a special withdrawal), a pro-rata adjustment to the 7% Solution Minimum Guaranteed Death Benefit is made. The amount of the pro-rata adjustment for withdrawals from Non-Special Funds will equal (a) times (b) divided by (c): where (a) is the 7% Solution Minimum Guaranteed Death Benefit for Non-Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Non-Special Funds before the withdrawal. The amount of the pro-rata adjustment for withdrawals from Special Funds will equal (a) times (b) divided by (c): where (a) is the 7% Solution Minimum Guaranteed Death Benefit for Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Special Funds before the withdrawal.

Transfers from Special to Non-Special Funds will reduce the 7% Solution Minimum Guaranteed Death Benefit and the cap for Special Funds on a pro-rata basis. The resulting increase in the 7% Solution Minimum Guaranteed Death Benefit in the Non-Special Funds will equal the lesser of the reduction in the 7% Solution Minimum Guaranteed Death Benefit in the Special Funds and the contract value transferred. The increase in the cap for Non-Special Funds will equal the reduction in the cap for Special Funds.

Transfers from Non-Special to Special Funds will reduce the 7% Solution Minimum Guaranteed Death Benefit and the cap in the Non-Special Funds on a pro-rata basis. The resulting increase in the 7% Solution Minimum Guaranteed Death Benefit and the cap for the Special Funds will equal the reduction in the 7% Solution Minimum Guaranteed Death Benefit and the cap for the Non-Special Funds.

THE FLOOR FOR THE 7% SOLUTION ENHANCED DEATH BENEFIT is determined by the same calculations described above for the 7% Solution Minimum Guaranteed Death Benefit except as follows: If you transfer contract value to a Special Fund, the minimum floor will not be reduced by the transfer. Instead, a portion of the floor (equal to the percentage of contract value transferred) just prior to the transfer will be frozen (with 0% subsequent growth) unless the contract value is transferred back to the Non-Special Funds. Upon such transfer back to Non-Special Funds, we will resume accumulating that portion of the floor at the 7% annual effective rate as described above, subject to the age limit and the cap described above. Similarly, for contract value allocated directly to Special Funds, that portion of the floor will be the contract value allocated, and will not accumulate while invested in Special Funds. Withdrawals will reduce the floor as described for the

                                       I2
minimum guaranteed death benefit above. Your death benefit will be the greater of the floor and the death benefit determined as described above.

The ANNUAL RATCHET ENHANCED DEATH BENEFIT equals the GREATEST of:

     1)   the Standard Death Benefit;

     2)   the floor; and

     3) the sum of the contract value allocated to Special Funds and the Annual Ratchet Minimum Guaranteed Death Benefit allocated to Non-Special Funds.

The Annual Ratchet Minimum Guaranteed Death Benefit equals:

     1) the initial premium allocated at issue to Special and Non-Special Funds, respectively;

     2) increased dollar for dollar by any premium allocated after issue to Special and Non-Special funds, respectively;

     3) for Non-Special Funds, adjusted on each anniversary that occurs on or prior to attainment of age 90 to the greater of the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds from the prior anniversary (adjusted for new premiums, partial withdrawals allocated to Non-Special Funds, and transfers between Special and Non-Special Funds) and the current contract value allocated to Non-Special Funds;

     4) for Special Funds, adjusted on each anniversary that occurs on or prior to attainment of age 90 to the greater of the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds from the prior anniversary (adjusted for new premiums, partial withdrawals allocated to Special Funds, and transfers between Special and Non-Special and Non-Special Funds) and the current contract value allocated to Special Funds.

Withdrawals reduce the Annual Ratchet Minimum Guaranteed Death Benefit on a pro-rata basis, based on the amount withdrawn from the Special and Non-Special Funds, respectively. The amount of the pro-rata adjustment for withdrawals from Non-Special Funds will equal (a) times (b) divided by (c): where (a) is the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Non-Special Funds before withdrawal. The amount of the pro-rata adjustment for Special Funds will equal (a) times (b) divided by
(c): where (a) is the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Special Funds before the withdrawal.

Transfers from Special to Non-Special Funds will reduce the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds on a pro-rata basis. The resulting increase in the Annual Ratchet Minimum Guaranteed Death Benefit in the Non-Special Funds will equal the lesser of the reduction in the Annual Ratchet Minimum Guaranteed Death Benefit in the Special Funds and the contract value transferred.

Transfers from Non-Special to Special Funds will reduce the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds on a pro-rata basis. The resulting increase in the Annual Ratchet Minimum Guaranteed Death Benefit for the Special Funds will equal the reduction in the Annual Ratchet Minimum Guaranteed Death Benefit for the Non-Special Funds.

THE FLOOR FOR THE ANNUAL RATCHET ENHANCED DEATH BENEFIT is determined as described above for the Annual Ratchet Minimum Guaranteed Death Benefit except that all investments will be treated as Non-Special Funds.

The MAX 7 ENHANCED DEATH BENEFIT equals the greater of the 7% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit. Under this death benefit option, the 7% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit are calculated in the same manner as if each were the elected benefit.

                                       I3

Note: In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted. The enhanced death benefits may not be available in all states.

DEATH BENEFIT FOR EXCLUDED FUNDS

We will be designating certain investment portfolios as "Excluded Funds." Excluded Funds will include certain investment portfolios that, due to their volatility, will be excluded from the death benefit guarantees that might otherwise be provided. We may add new portfolios as Excluded Funds. We may also reclassify an existing portfolio as an Excluded Fund or remove such classification upon 30 days notice to you. Such reclassification will apply only to amounts transferred or otherwise added to such portfolio after the effective date of the reclassification. Investment in Excluded Funds will impact your death benefit.

For the period of time, and to the extent, that you allocate premium or contract value to Excluded Funds, your death benefit attributable to that allocation will equal the contract value of that allocation. Any guarantee of death benefit in excess of contract value otherwise provided with regard to allocations to Non-Excluded Funds, does not apply to allocations to Excluded Funds. The death benefit provided under the Contract may be reduced to the extent that you allocate premium or contract value to Excluded Funds.

Transfers from Excluded Funds to Non-Excluded funds will reduce all death benefit components for Excluded Funds on a pro-rata basis. Except with respect to any maximum guaranteed death benefit, the resulting increase in the Non-Excluded Funds death benefit component will equal the lesser of the reduction in the death benefit for Excluded Funds and the contract value transferred. With respect to the maximum guaranteed death benefit, where applicable, the resulting increase in the Non-Excluded Funds maximum guaranteed death benefit will equal the reduction in the maximum guaranteed death benefit for Excluded Funds.

Transfers from Non-Excluded Funds to Excluded Funds will reduce the Non-Excluded Funds death benefit components on a pro-rata basis. The resulting increase in the death benefit components of Excluded Funds will equal the reduction in the Non-Excluded Funds death benefit components.

                                       I4

--------------------------------------------------------------------------------
APPENDIX J
--------------------------------------------------------------------------------

                     DEATH BENEFITS FOR MAY-2002 AND YR-2003
                                 CONTRACT OWNERS

The purpose of this appendix is to describe the death benefits applicable to contract owners in the May-2002 and Yr-2003

Categories. Other than as specified below, please see the prospectus for a full description of your death benefit options and other Contract features. Capitalized terms have the same meaning as described in the prospectus. If you are unsure of which Category applies to you, please call our Customer Service Center.

The following enhanced death benefit option was available when you purchased your Contract:

The DEFERRED RATCHET ENHANCED DEATH BENEFIT equals the greater of:

     1)   the Standard Death Benefit; and

     2) the Deferred Ratchet Minimum Guaranteed Death Benefit ("Deferred Ratchet MGDB") allocated to Covered Funds plus the contract value allocated to Excluded Funds.

          No funds are currently designated as Excluded Funds for purposes of the Deferred Ratchet MGDB.

The Deferred Ratchet MGDB allocated to Covered Funds on the contract date equals the premium allocated to Covered Funds. On each "eligible contract anniversary," as defined below, which occurs on or prior to attainment of age 85, the Deferred Ratchet MGDB in Covered Funds will be set to the greater of:

     o the current contract value in Covered Funds (after deductions occurring as of that date); or

     o the Deferred Ratchet MGDB in Covered Funds from the prior eligible contract anniversary (after deductions occurring on that date), adjusted for new premiums and partial withdrawals attributable to Covered Funds, and transfers.

Eligible contract anniversary means:

     o for issue ages 0-76, the 8th contract anniversary, and each contract anniversary thereafter until the contract owner reaches the attained age of 85;

     o    for issues ages 77 and older, the 8th contract anniversary only.

Other than on eligible contract anniversaries, the Deferred Ratchet MGDB in the Covered Funds is equal to the Deferred Ratchet MGDB in the Covered Funds from the last eligible contract anniversary, adjusted for new premiums and partial withdrawals attributable to Covered Funds, and transfers.

The Deferred Ratchet MGDB allocated to Excluded Funds is equal to the Deferred Ratchet MGDB in the Excluded Funds from the last eligible contract anniversary, adjusted for new premiums and partial withdrawals attributable to Excluded Funds, and transfers. This calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds. On each eligible contract anniversary that occurs on or prior to attainment of age 85, the Deferred Ratchet MGDB in Excluded Funds will be set to the greater of:

                                       J1

     o the current contract value in Excluded Funds (after deductions occurring as of that date); or

     o the Deferred Ratchet MGDB in the Excluded Funds from the prior eligible contract anniversary (after deductions occurring on that date), adjusted for new premiums and partial withdrawals attributable to Excluded Funds, and transfers.

Other than on eligible contract anniversaries, the Deferred Ratchet MGDB in the Excluded Funds is equal to the Deferred Ratchet MGDB in the Excluded Funds from the last eligible contract anniversary, adjusted for new premiums and partial withdrawals attributable to Excluded Funds, and transfers.

Withdrawals reduce the Deferred Ratchet MGDB on a pro-rata basis. The pro-rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Transfers among Fund categories do not reduce the overall Deferred Ratchet MGDB, but do affect the amount of the Deferred Ratchet MGDB in a particular Fund category. Net transfers from among the Funds will reduce the Deferred Ratchet MGDB in the Funds on a pro-rata basis.

CHANGE OF CONTRACT OWNER OR BENEFICIARY

For the Deferred Ratchet Death Benefit, if the new owner is age 76 or under on the date that ownership changes, the minimum guaranteed death benefit will continue, and the annual ratchet will stop upon the new owner attaining age 85. If the new owner is age 77 or older on the date of the ownership change (but less than age 86), and the contract has not reached the 8th anniversary, the deferred ratchet will apply upon the 8th anniversary; if the contract is beyond the 8th anniversary, there will be no further ratchets.

MORTALITY AND EXPENSE RISK CHARGE

The mortality and expense risk charge for the Deferred Ratchet Enhanced Death Benefit is 1.30% of the assets you have in each subaccount. The mortality and expense risk charge is deducted each business day at the rate of .003585%.

                                       J2

--------------------------------------------------------------------------------
APPENDIX K
--------------------------------------------------------------------------------

                      DEATH BENEFITS FOR MAY-2002, YR-2003
                          AND MAY-2003 CONTRACT OWNERS

The following is a description of the 7% Solution Enhanced Death Benefit, the Annual Ratchet Enhanced Death Benefit and the Max 7 Enhanced Death Benefit for May-2002, Yr-2003 and May-2003 contract owners. Other than as described below, please see the prospectus for a full description of your death benefit options and other Contract features. Capitalized terms have the same meaning as described in the prospectus.

The 7% SOLUTION ENHANCED DEATH BENEFIT is the greater of:

     1)   the Standard Death Benefit; and

     2)   the lesser of:

          a) 3 times all premium payments, adjusted for withdrawals (the "cap"); and

          b) the sum of the 7% Solution Minimum Guaranteed Death Benefit ("7% MGDB") allocated to Covered Funds, the 7% MGDB allocated to Special Funds, and the contract value allocated to Excluded Funds.

For Contracts issued on or after May 1, 2003, for purposes of calculating the 7% Solution Enhanced Death Benefit, the following investment options are designated as Special Funds: the ING Liquid Assets Portfolio, the ING Limited Maturity Bond Portfolio, the ING VP Bond Portfolio, the ING Core Bond Portfolio, the Fixed Account, the Fixed Interest Division, and the TSA Special Fixed Account. For Contracts issued prior to May 1, 2003, the ING VP Bond Portfolio and the ING Core Bond Portfolio are not designated as Special Funds. No investment options are currently designated as Excluded Funds.

The 7% MGDB allocated to Covered Funds equals premiums allocated to Covered Funds, adjusted for withdrawals and transfers, accumulated at 7% until age 80 or the 7% MGDB reaches the cap. There is no accumulation once the cap is reached. Payment of additional premiums may cause the accumulation to resume, but there is no catch-up for any period where accumulation was suspended.

The 7% MGDB allocated to Special Funds equals premiums allocated to Special Funds, adjusted for withdrawals and transfers. There is no accumulation of Minimum Guaranteed Death Benefit allocated to Special Funds.

The 7% MGDB allocated to Excluded Funds is determined in the same way as the 7% MGDB for Covered Funds, but the calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

Withdrawals reduce the 7% MGDB on a pro rata basis. The percentage reduction in the 7% MGDB for each Fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. The percentage reduction in the cap equals the percentage reduction in total contract value resulting from the withdrawal. The pro rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Transfers among Fund categories do not reduce the overall 7% MGDB, but do affect the amount of the 7% MGDB in a particular Fund category. Net transfers from among the Funds will reduce the 7% MGDB in the Funds on a pro rata basis.

                                       K1

The ANNUAL RATCHET ENHANCED DEATH BENEFIT equals the greater of:

     1)   the Standard Death Benefit; and

     2) the Annual Ratchet Minimum Guaranteed Death Benefit ("Annual Ratchet MGDB") allocated to Covered Funds plus the contract value allocated to Excluded Funds.

No funds are currently designated as Excluded Funds for purposes of the Annual Ratchet MGDB.

The Annual Ratchet MGDB allocated to Covered Funds on the contract date equals the premium allocated to Covered Funds. On each contract anniversary that occurs on or prior to attainment of age 90, the Annual Ratchet MGDB in Covered Funds will be set to the greater of:

     1) the current contract value in Covered Funds (after deductions occurring as of that date); and

     2) the Annual Ratchet MGDB in Covered Funds from the prior contract anniversary (after deductions occurring on that date), adjusted for new premiums, and partial withdrawals attributable to Covered Funds, and transfers.

Other than on contract anniversaries, the Annual Ratchet MGDB in the Covered Funds is equal to the Annual Ratchet MGDB in the Covered Funds from the last contract anniversary, adjusted for new premiums, and partial withdrawals attributable to Covered Funds, and transfers.

The Annual Ratchet MGDB allocated to Excluded Funds on the contract date equals the premium allocated to Excluded Funds. The calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds. On the contract date, the Annual Ratchet MGDB allocated to Excluded Funds is equal to the premium and credits allocated to Excluded Funds. On each contract anniversary that occurs on or prior to attainment of age 90, the Annual Ratchet MGDB in Excluded Funds will be set to the greater of:

     1) the current contract value in Excluded Funds (after deductions occurring as of that date); or

     2) the Annual Ratchet MGDB in the Excluded Funds from the prior contract anniversary (after deductions occurring on that date), adjusted for new premiums and partial withdrawals attributable to Excluded Funds, and transfers.

Other than on contract anniversaries, the Annual Ratchet MGDB in the Excluded Funds is equal to the Annual Ratchet MGDB in the Excluded Funds from the last contract anniversary, adjusted for new premiums, credits, and partial withdrawals attributable to Excluded Funds, and transfers.

Withdrawals reduce the Annual Ratchet MGDB on a pro rata basis. The pro rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Net transfers from Covered Funds to Special or Excluded Funds will reduce the 7% MGDB in Covered Funds on a pro-rata basis. The increase in the 7% MGDB allocated to Special or Excluded Funds, as applicable, will equal the decrease in the 7% MGDB in Covered Funds.

Net transfers from Excluded Funds to Covered Funds will reduce the Annual Ratchet MGDB in Excluded Funds on a pro-rata basis. The increase in the Annual Ratchet MGDB allocated to Covered Funds will equal the lesser of the net contract value transferred and the reduction in the Annual Ratchet MGDB in Excluded Funds

The ANNUAL RATCHET ENHANCED DEATH BENEFIT equals the greater of:

     1)   the Standard Death Benefit; and

     2) the Annual Ratchet Minimum Guaranteed Death Benefit ("Annual Ratchet MGDB") allocated to Covered Funds plus the contract value allocated to Excluded Funds, less any credits added within 1 year prior to death.

No funds are currently designated as Excluded Funds for purposes of the Annual Ratchet MGDB.

                                       K2

The Annual Ratchet MGDB allocated to Covered Funds on the contract date equals the premium and credits allocated to Covered Funds. On each contract anniversary that occurs on or prior to attainment of age 90, the Annual Ratchet MGDB in Covered Funds will be set to the greater of:

     1) the current contract value in Covered Funds (after deductions occurring as of that date); or

     2) the Annual Ratchet MGDB in Covered Funds from the prior contract anniversary (after deductions occurring on that date), adjusted for new premiums, credits, and partial withdrawals attributable to Covered Funds, and transfers.

Other than on contract anniversaries, the Annual Ratchet MGDB in the Covered Funds is equal to the Annual Ratchet MGDB in the Covered Funds from the last contract anniversary, adjusted for new premiums, credits, and partial withdrawals attributable to Covered Funds, and transfers.

The Annual Ratchet MGDB allocated to Excluded Funds on the contract date equals the premium and credits allocated to Excluded Funds. The calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds. On the contract date, the Annual Ratchet MGDB allocated to Excluded Funds is equal to the premium and credits allocated to Excluded Funds. On each contract anniversary that occurs on or prior to attainment of age 90, the Annual Ratchet MGDB in Excluded Funds will be set to the greater of:

     1) the current contract value in Excluded Funds (after deductions occurring as of that date); or

     2) the Annual Ratchet MGDB in the Excluded Funds from the prior contract anniversary (after deductions occurring on that date), adjusted for new premiums and credits and partial withdrawals attributable to Excluded Funds, and transfers.

Other than on contract anniversaries, the Annual Ratchet MGDB in the Excluded Funds is equal to the Annual Ratchet MGDB in the Excluded Funds from the last contract anniversary, adjusted for new premiums, credits, and partial withdrawals attributable to Excluded Funds, and transfers.

Withdrawals reduce the Annual Ratchet MGDB on a pro-rata basis. The pro-rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Net transfers from Covered Funds to Special or Excluded Funds will reduce the 7% MGDB in Covered Funds on a pro-rata basis. The increase in the 7% MGDB allocated to Special or Excluded Funds, as applicable, will equal the decrease in the 7% MGDB in Covered Funds.

Net transfers from Excluded Funds to Covered Funds will reduce the Annual Ratchet MGDB in Excluded Funds on a pro-rata basis. The increase in the Annual Ratchet MGDB allocated to Covered Funds will equal the lesser of the net contract value transferred and the reduction in the Annual Ratchet MGDB in Excluded Funds.

The MAX 7 ENHANCED DEATH BENEFIT equals the greater of the 7% Solution Enhanced Death Benefit or the Annual Ratchet Enhanced Death Benefit described above. Each Enhanced Death Benefit is determined independently of the other at all times.

MORTALITY AND EXPENSE RISK CHARGE

The mortality and expense risk charge depends on the category of contract owners to which you belong and on the death benefit that you chose. The mortality and expense risk charge (depending on the death benefit you chose) and the asset-based administrative charge, on an annual basis, for Yr-2003 contract owners are as follows:

                                       K3

YR-2003:
--------

-----------------------------------------------------------------------------
                                                    ENHANCED DEATH BENEFITS
                                     STANDARD       -----------------------
                                       DEATH     ANNUAL
                                      BENEFIT    RATCHET  7% SOLUTION   MAX 7
-----------------------------------------------------------------------------
Mortality & Expense Risk Charge        1.25%      1.50%      1.60%      1.70%
Asset-Based Administrative Charge      0.15%      0.15%      0.15%      0.15%
                                       -----      -----      -----      -----
Total                                  1.40%      1.65%      1.75%      1.85%
--------------------------------------------------------------------------------

The mortality and expense risk charge is deducted each business day at the rate of .003446% (Standard); .004141% (Annual Ratchet); .004419% (7% Solution); or
..004697% (Max 7), respectively, for each day since the previous business day.

                                       K4

--------------------------------------------------------------------------------
APPENDIX L
--------------------------------------------------------------------------------

               OPTIONAL RIDER BENEFITS FOR YR-2001 CONTRACT OWNERS

The following is a description of the optional rider benefits for Yr-2001 contract owners who elected an optional rider benefit. Other than as specified below, please see the prospectus for a complete description of your optional rider benefits. Capitalized terms have the same meaning as described in the prospectus.

OPTIONAL RIDER CHARGES

     MINIMUM GUARANTEED ACCUMULATION BENEFIT (MGAB). The quarterly charge for the MGAB rider is as follows:

     ---------------------------------------------------------------------------
     Waiting Period            Quarterly Charge
     10 Year                   0.125% of the MGAB Charge Base (0.50% annually)
     20 Year                   0.125% of the MGAB Charge Base (0.50% annually)
     ---------------------------------------------------------------------------

The MGAB Charge Base is the total of (i) the MGAB Base on the rider date and
(ii) premiums during the 2-year period commencing on the rider date, reduced pro-rata for withdrawals and reduced for transfers made within the last 3 years prior to the MGAB Benefit Date. We will deduct charges only during your ten-year or twenty-year waiting period, as applicable. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge rate and MGAB Charge Base immediately prior to the surrender or annuitization. The MGAB Charge Base is adjusted for transfers between Special and Non-Special Funds or Excluded Funds.

     MINIMUM GUARANTEED INCOME BENEFIT (MGIB). The quarterly charge for the MGIB rider is as follows:

     ---------------------------------------------------------------------------
     MGIB Rate                 Quarterly Charge
     7%                        0.125% of the MGIB Charge Base (0.50% annually)
     ---------------------------------------------------------------------------

The MGIB Charge Base is the total of premiums paid more than 5 years before the earliest MGIB Benefit Date, reduced pro-rata for all withdrawals taken while the MGIB rider is in effect, and accumulated at the MGIB Rate (7%) to the earlier of age 80 and reaching the MGIB Base Maximum. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge rate and your MGIB Charge Base immediately prior to the surrender or annuitization. The MGIB Charge Base is adjusted for transfers between Special and Non-Special Funds or Excluded Funds.

MINIMUM GUARANTEED WITHDRAWAL BENEFIT (MGWB). The quarterly charge for the MGWB rider is 0.125% (0.50% annually) of the original MGWB Eligible Payment Amount. The original MGWB Eligible Payment Amount is equal to all premiums paid during the first two contract years following the rider date. When we calculate the MGWB rider charge, we do not reduce the Eligible Payment Amount by the amount of any withdrawals taken while the MGWB rider is in effect. We will deduct charges only during the period before your Contract's Automatic Periodic Benefit Status. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge rate and your original MGWB Eligible Payment Amount immediately prior to the surrender or annuitization.

                                       L1

OPTIONAL RIDER BENEFITS

MINIMUM GUARANTEED ACCUMULATION BENEFIT (MGAB) RIDER. The MGAB rider is an optional benefit which provides you with an MGAB benefit intended to guarantee a minimum contract value at the end of a specified waiting period. The MGAB is a one-time adjustment to your contract value in the event your contract value on the MGAB Benefit Date is less than a specified amount. The MGAB rider may offer you protection in the event your Contract loses value during the MGAB waiting period. For discussion of the charges we deduct under the MGAB rider, see "Optional Rider Charges."

The MGAB rider offers a ten-year option and a twenty-year option, of which you may purchase only one. The ten-year option has a waiting period of ten years and, other than for allocations to Special Funds, guarantees that your contract value at the end of ten years will at least equal your initial premium payment, reduced pro-rata for withdrawals. Transfers made within 3 years prior to the MGAB Benefit Date will also reduce the benefit pro-rata. The twenty-year option has a waiting period of twenty years and, other than allocations to Special Funds, guarantees that your contract value at the end of twenty years will at least equal two times your initial premium payment, reduced pro-rata for withdrawals and reduced for transfers made within 3 years prior to the MGAB Benefit Date. If you add the 20 year option rider after the contract date, any payment of premiums after the rider date, and/or investments in the Special Funds, may prevent the MGAB Base from doubling over the waiting period. On the MGAB Benefit Date, which is the next business day after the applicable waiting period, we calculate your Minimum Guaranteed Accumulation Benefit.

     CALCULATING THE MGAB. We calculate your MGAB as follows:

     1. WE FIRST DETERMINE YOUR MGAB BASE. The MGAB Base is only a calculation used to determine the MGAB. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your annuity income, cash surrender value and death benefits.

          The MGAB Base is tracked separately for Special and Non-Special Funds, based on the initial allocation of premium (or contract value), subsequently allocated eligible premiums, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date. The aggregate MGAB Base is used to determine the MGAB on the MGAB Benefit Date. THE AGGREGATE MGAB BASE EQUALS THE SUM OF (1) THE LESSER OF THE MGAB BASE ALLOCATED TO SPECIAL FUNDS AND THE CONTRACT VALUE IN THE SPECIAL FUNDS; AND (2) THE MGAB BASE FOR NON-SPECIAL FUNDS. THUS, INVESTING IN THE SPECIAL FUNDS MAY LIMIT THE MGAB BENEFIT. HOWEVER, THE MGAB BASE IS ALSO SUBJECT TO A "FLOOR" WHICH MAY PARTIALLY OFFSET THE EFFECTS OF INVESTING IN SPECIAL FUNDS.

          If you purchased the MGAB rider on the contract date, and

          (i) elected the ten-year option, your MGAB Base for Special and Non-Special Funds is equal to your initial premium plus any additional premium added to your Contract during the 2-year period after your rider date, reduced pro-rata for any withdrawals and any transfers made within 3 years prior to the MGAB Benefit Date; or

          (ii) elected the twenty-year option your MGAB Base for Special and Non-Special Funds is equal to your initial premium, plus any additional premium added to your Contract during the 2-year period after your contract date, accumulated at the MGAB Rate reduced pro-rata for any withdrawals and reduced for any transfers made within 3 years prior to the MGAB Benefit Date. The MGAB Rate is the annual effective rate of 3.5265%. Accumulation of eligible additional premiums starts on the date the premium was received.

          If you purchased the MGAB rider after the contract date, your MGAB Base is equal to your contract value on the rider date, plus premiums added during the 2-year period after your rider date, accumulated at the MGAB Rate (if applicable, as described above) and adjusted pro-rata for withdrawals and transfers as described below.

          Only premiums added to your Contract during the 2-year period after your rider date are included in the MGAB Base. Any additional premium payments you added to your contract after

                                       L2
          the second rider anniversary are not included in the MGAB Base. Thus, the MGAB rider may not be appropriate for you if you plan to add substantial premium payments after your second rider anniversary.

          Withdrawals taken while the MGAB rider is in effect, as well as transfers made within 3 years prior to the MGAB Benefit Date, will reduce the value of your MGAB Base pro-rata. This means that the MGAB Base (and the MGAB Charge Base) will be reduced by the same percent as the percent of contract value that was withdrawn (or transferred). We will look to your contract value immediately before the withdrawal or transfer when we determine this percent.

          Net transfers from Special Funds to Non-Special Funds will reduce the MGAB Base and MGAB Charge Base allocated to Special Funds on a pro-rata basis. If the transfer is made more than 3 years before the Benefit Date, there will be a corresponding increase in the MGAB Base for Non-Special Funds equal to the lesser of the reduction in the MGAB Base for Special Funds and the net contract value transferred.

          Net transfers from Non-Special Funds to Special Funds will reduce the MGAB Base and MGAB Charge Base allocated to Non-Special Funds on a pro-rata basis. If the transfer is made more than 3 years before the Benefit Date, there will be a corresponding increase in the MGAB Base for Special Funds equal to the reduction in the MGAB Base for Non-Special Funds.

     2. THEN WE DETERMINE THE FLOOR. The floor will be calculated in the same manner as the MGAB Base described above, except as follows: For the ten-year option, all investments will be treated as Non-Special Funds. For the twenty-year option, if you transfer contract value to a Special Fund more than 3 years before the Benefit Date, the floor will not be reduced by the transfer. Instead, a portion of the floor (equal to the percentage of contract value transferred) just prior to the transfer will be frozen (with 0% subsequent growth) unless the contract value is transferred back to the Non-Special Funds. Upon such transfer back to Non-Special Funds, we will resume accumulating that portion of the floor at the MGAB Rate described above. Similarly, for contract value allocated directly to Special Funds, that portion of the floor will be the contract value allocated, and will not accumulate while invested in Special Funds. Withdrawals and other transfers will reduce the floor as described for the MGAB Base above.

     3. WE THEN SUBTRACT YOUR CONTRACT VALUE ON THE MGAB BENEFIT DATE FROM THE GREATER OF THE FLOOR AND YOUR AGGREGATE MGAB BASE. The contract value that we subtract includes both the contract value in the subaccounts in which you are invested and the contract value in your Fixed Interest Allocations, if any.

     4. ANY POSITIVE DIFFERENCE IS YOUR MGAB. If there is a MGAB, we will automatically credit it to the subaccounts in which you are invested pro-rata based on the proportions of your then contract value in the subaccounts on that date, unless you have previously given us other allocation instructions. If you do not have an investment in any subaccount on the MGAB Benefit Date, we will allocate the MGAB to the Liquid Assets subaccount on your behalf. After the crediting of the MGAB, the amount of your annuity income, cash surrender value and death benefits will reflect the crediting of the MGAB to your contract value to the extent the contract value is used to determine such value.

     PURCHASE. To purchase the MGAB rider, you must be age 80 or younger on the Rider Date if you choose the ten-year option and age 65 or younger on the rider date if you choose the twenty-year option. The waiting period must end at or before your annuity start date. The MGAB rider may be purchased (i) on the contract date, and (ii) within 30 days following the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.

     THE MGAB BENEFIT DATE. If you purchased the MGAB rider on the contract date or added the MGAB rider within 30 days following the contract date, the MGAB Benefit Date is your 10th contract anniversary for the ten-year option or 20th contract anniversary for the twenty-year option. If you added the MGAB rider

                                       L3
during the 30-day period preceding your first contract anniversary after the date of this prospectus, your MGAB Benefit Date will be the first contract anniversary occurring after 10 years (for the ten-year option) or 20 years (for the twenty-year option) after the rider date. The MGAB rider is not available if the MGAB Benefit Date would fall beyond the latest annuity start date.

     CANCELLATION. If you elected the twenty-year option, you have a one-time right to cancel the MGAB rider on your first contract anniversary that is at least 10 years after the rider date. If you purchased the MGAB rider during the 30-day period following the contract date, your one-time right to cancel the rider occurs on the tenth anniversary of your contract date. To cancel, you need to send written notice to our Customer Service Center at least 30 days before such anniversary date. If the MGAB rider is terminated before the MGAB Benefit Date, you will not be credited with the MGAB and we assess the pro-rata portion of the MGAB rider changes for the current quarter.

     NOTIFICATION. Any crediting of the MGAB will be reported in your first quarterly statement following the MGAB Benefit Date.

MINIMUM GUARANTEED INCOME BENEFIT (MGIB) RIDER. The MGIB rider is an optional benefit which guarantees a minimum amount of annuity income will be available to you if you annuitize on the MGIB Benefit Date, regardless of fluctuating market conditions. The amount of the Minimum Guaranteed Income Benefit will depend on the amount of premiums you pay during the five contract years after you purchase the rider, the amount of contract value you allocate or transfer to the Special Funds, the MGIB Rate, the adjustment for Special Fund transfers, and any withdrawals you take while the rider is in effect. Thus, investing in Special Funds may limit the MGIB benefit. However, the MGIB Benefit Base is also subject to a "floor" which may partially offset the effects of investing in Special Funds.

For a discussion of the charges we deduct under the MGIB rider, see "Optional Rider Charges."

Ordinarily, the amount of income that will be available to you on the annuity start date is based on your contract value, the annuity option you selected and the guaranteed or the income factors in effect on the date you annuitize. If you purchase the MGIB rider, the amount of income that will be available to you upon annuitization on the MGIB Benefit Date is the greatest of:

          (i) your annuity income based on your contract value adjusted for any Market Value Adjustment (see the ING USA Fixed Account prospectus) on the MGIB Benefit Date applied to the guaranteed income factors specified in your Contract for the annuity option you selected;

          (ii) your annuity income based on your contract value adjusted for any Market Value Adjustment (see the ING USA Fixed Account prospectus) on the MGIB Benefit Date applied to the then current income factors in effect for the annuity option you selected; and

          (iii) the MGIB annuity income based on the greater of the floor and your MGIB Benefit Base on the MGIB Benefit Date applied to the MGIB income factors specified in your rider for the MGIB annuity option you selected. Prior to applying the MGIB income factors, we will adjust both the floor and the MGIB Benefit Base for any premium tax recovery and Market Value Adjustment (see the ING USA Fixed Account prospectus) that would otherwise apply at annuitization.

Prior to your latest annuity start date, you may choose to exercise your right to receive payments under the MGIB rider. Payments under the rider begin on the MGIB Benefit Date. We require a 10-year waiting period before you can annuitize the MGIB rider benefit. The MGIB must be exercised in the 30-day period prior to the end of the waiting period or any subsequent contract anniversary. At your request, the Company may in its discretion extend the latest contract annuity start date without extending the MGIB Benefit Date.

     DETERMINING THE MGIB ANNUITY INCOME. On the MGIB Benefit Date, we calculate your MGIB annuity income as follows:

     1. WE FIRST DETERMINE YOUR MGIB BENEFIT BASE. The MGIB Benefit Base is only a calculation used to determine the MGIB. The MGIB Benefit Base does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in

                                       L4
          determining the amount of your cash surrender value and death benefits. Any reset of contract value under provisions of the Contract or other riders will not increase the MGIB Base or MGIB Base Maximum.

          The MGIB Base is tracked separately for Special and Non-Special Funds, based on initial allocation of eligible premium (or contract value) and subsequently allocated eligible premiums, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date. The MGIB Benefit Base equals the sum of
          (1) the contract value of Special Funds, and (2) the MGIB Base for Non-Special Funds.

          The MGIB Base is equal to the lesser of (i) and (ii) where:

          (a) is your initial premium (or contract value on the rider date if you purchased the MGIB rider after the contract date), plus any eligible additional premiums added to your Contract, reduced pro-rata by all withdrawals taken while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and the MGIB Base reaching the MGIB Base Maximum, and at 0% thereafter; and

          (b) is the MGIB Base Maximum, which equals 200% of allocated eligible premiums, adjusted for withdrawals and transfers.

          Eligible additional premium payments are those added more than 5 years before the earliest MGIB Benefit Date and are included in the MGIB Base. Premiums paid after that are excluded from the MGIB Base.

          Net transfers from Special Funds to Non-Special Funds will reduce the MGIB Base and MGIB Base Maximum allocated to Special Funds on a pro-rata basis. The resulting increase in the MGIB Base for Non-Special Funds will equal the lesser of the reduction in the MGIB Base for Special Funds and the net contract value transferred. The increase in the MGIB Base Maximum for Non-Special Funds equals the reduction in the MGIB Base Maximum for Special Funds.

          Net transfers from Non-Special Funds to Special Funds will reduce the MGIB Base and MGIB Base Maximum allocated to Non-Special Funds on a pro-rata basis. The resulting increase in the MGIB Base and the MGIB Base Maximum for Special Funds equals the reduction in the MGIB Base and MGIB Base Maximum for Non-Special Funds. Transfers to one or more Special Funds could reduce the MGIB Benefit.

          The MGIB Rate is currently 7%. The Company may at its discretion discontinue offering this rate. The MGIB Rate is an annual effective rate.

     2. WE THEN DETERMINE THE FLOOR. The floor will be calculated in the same manner as the MGIB Base described above, except as follows: If you transfer contract value to a Special Fund, the floor will not be reduced by the transfer. Instead, a portion of the floor (equal to the percentage of contract value transferred) just prior to the transfer will be frozen (with 0% subsequent growth) unless the contract value is transferred back to the Non-Special Funds. Upon such transfer back to Non-Special Funds, we will resume accumulating that portion of the floor at the MGIB Rate described above, subject to the age limit and the Maximum described above. Similarly, for contract value allocated directly to Special Funds, that portion of the floor will be the contract value allocated, and will not accumulate while invested in Special Funds. Withdrawals will reduce the floor as described for the MGIB Base above.

                                       L5

     3. THEN WE DETERMINE THE MGIB ANNUITY INCOME BY MULTIPLYING THE GREATER OF THE MINIMUM FLOOR AND YOUR MGIB BENEFIT BASE (ADJUSTED FOR ANY MARKET VALUE ADJUSTMENT AND PREMIUM TAXES) BY THE APPLICABLE INCOME FACTOR, AND THEN DIVIDING BY $1,000.

          The MGIB Income Options are available under the MGIB Rider:

          (i) Income for Life (Single Life or Joint with 100% Survivor) and 10-30 Year Certain;

          (ii) Income for a 20-30 Year Period Certain; or

          (iii) Any other income plan offered by the Company in connection with the MGIB rider on the MGIB Benefit Date.

     On the MGIB Benefit Date, we would apply the greater of the floor and the MGIB Benefit Base under the Table of Income Factors specified in the MGIB rider for the Income Option you selected. The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed factors found in your Contract.

     Then we compare the MGIB annuity income under the rider guarantee for the option selected with the annuity income under your Contract for the same option. The greater amount of income will be available to you on the MGIB Benefit Date.

     PURCHASE. To purchase the MGIB rider, you must be age 79 or younger on the rider date and the ten-year waiting period must end at or prior to the latest annuity start date. The MGIB rider must be purchased (i) on the contract date, or (ii) within thirty days after the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later. There is a ten year waiting period before the MGIB rider can be exercised.

     THE MGIB BENEFIT DATE. If you purchased the MGIB rider on the contract date or added the MGIB rider within 30 days following the contract date, the MGIB Benefit Date is the contract anniversary next following or is incident with exercise of your option to annuitize after a ten-year waiting period from the contract date. If you added the MGIB rider at any other time, your MGIB Benefit Date is the contract anniversary at least 10 years after the rider date when you decide to exercise your right to annuities under the MGIB rider.

     NO CHANGE OF ANNUITANT. Once the MGIB rider is purchased, the annuitant may not be changed except for the following exception. If an annuitant who is not a contract owner dies prior to annuitization, a new annuitant may be named in accordance with the provisions of your Contract. The MGIB Base is unaffected and continues to accumulate.

     NOTIFICATION. On or about 30 days prior to the MGIB Benefit Date, we will provide you with notification which will include an estimate of the amount of MGIB annuity benefit available if you choose to exercise. The actual amount of the MGIB annuity benefit will be determined as of the MGIB Benefit Date. The MGIB rider does not restrict or limit your right to annuitize the Contract at any time permitted under the Contract.

THE MGIB RIDER DOES NOT RESTRICT YOUR RIGHT TO ANNUITIZE THE CONTRACT USING CONTRACT VALUES THAT MAY BE HIGHER THAN THE MGIB ANNUITY BENEFIT.

THE BENEFITS ASSOCIATED WITH THE MGIB RIDER ARE AVAILABLE ONLY IF YOU ANNUITIZE YOUR CONTRACT UNDER THE RIDER AND IN ACCORDANCE WITH THE PROVISIONS SET FORTH ABOVE. ANNUITIZING USING THE MGIB MAY RESULT IN THE MORE FAVORABLE STREAM OF INCOME PAYMENTS UNDER YOUR CONTRACT. BECAUSE THE MGIB RIDER IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY BE LESS THAN THE LEVEL THAT MIGHT BE PROVIDED BY THE APPLICATION OF YOUR CONTRACT VALUE TO THE CONTRACT'S APPLICABLE ANNUITY FACTORS. YOU SHOULD CONSIDER ALL OF YOUR OPTIONS AT THE TIME YOU BEGIN THE INCOME PHASE OF YOUR CONTRACT.

                                       L6

MINIMUM GUARANTEED WITHDRAWAL BENEFIT (MGWB) RIDER. The MGWB rider is an optional benefit which guarantees that if your contract value is reduced to zero, you will receive periodic payments equal to all premium payments paid during the first two contract years (Eligible Payment Amount) adjusted for any prior withdrawals. To maintain this guarantee, withdrawals in any contract year may not exceed 7% of your adjusted Eligible Payment Amount. If your contract value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year. Payments continue until your MGWB Withdrawal Account is reduced to zero. For a discussion of the charges we deduct under the MGWB rider, see "Optional Rider Charges." Your original Eligible Payment Amount depends on when you purchase the MGWB rider and is:

          (i) if you purchased the MGWB rider on the contract date, your premium payments received during the first two contract years; or

          (ii) if you purchased the MGWB rider after the contract date, your contract value on the rider date, including any premiums received that day, and any subsequent premium payments received during the two-year period commencing on the rider date.

     THE MGWB WITHDRAWAL ACCOUNT. The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It will not affect your annuitization, surrender and death benefits.

The MGWB Withdrawal Account is equal to the Eligible Payment Amount, tracked separately for Special and Non-Special Funds, adjusted for any withdrawals and transfers between Special and Non-Special Funds. THE MGWB WITHDRAWAL ACCOUNT EQUALS THE SUM OF (A) THE MGWB WITHDRAWAL ACCOUNT ALLOCATED TO NON-SPECIAL FUNDS, AND (B) THE LESSER OF (1) THE MGWB WITHDRAWAL ACCOUNT ALLOCATED TO SPECIAL FUNDS AND (2) THE CONTRACT VALUE IN THE SPECIAL FUNDS. THUS, INVESTING IN THE SPECIAL FUNDS MAY LIMIT THE MGWB WITHDRAWAL ACCOUNT. HOWEVER, THE MGWB WITHDRAWAL ACCOUNT IS ALSO SUBJECT TO A "FLOOR" WHICH MAY PARTIALLY OFFSET THE EFFECTS OF INVESTING IN SPECIAL FUNDS.

Withdrawals of up to 7% per year of the Eligible Payment Amount ("Maximum Annual Withdrawal Amount" or "MAW") will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal for Non-Special Funds and pro-rata for Special Funds, based on the source of the withdrawal. Any withdrawals greater than MAW will cause a reduction in the MGWB Withdrawal Account of the Special and Non-Special Funds by the proportion that the withdrawal bears to the Contract Value of the Special and Non-Special Funds, respectively, at the time of the withdrawal. If a single withdrawal involves both Special and Non-Special Funds and causes the 7% to be exceeded, the withdrawal will be treated as taken first from Non-Special Funds. Any withdrawals greater than the MAW will also cause a reduction in the Eligible Payment Amount by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The MGWB Withdrawal Account is also reduced by the amount of any periodic payments paid under the MGWB rider once your contract value is zero. If the MGWB Withdrawal Account is greater than the floor and a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider.

Net transfers from Special Funds to Non-Special Funds will reduce the MGWB Withdrawal Account allocated to Special Funds on a pro-rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Non-Special Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Special Funds and the net contract value transferred.

Net transfers from Non-Special Funds to Special Funds will reduce the MGWB Withdrawal Account allocated to Non-Special Funds on a pro-rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Special Funds equals the reduction in the MGWB Withdrawal Account for Non-Special Funds.

     THE FLOOR FOR YOUR MGWB WITHDRAWAL ACCOUNT is equal to the Eligible Payment Amount adjusted for any withdrawals. Withdrawals of up to the MAW will reduce the floor by the dollar amount of the withdrawal. Any withdrawals greater than 7% per year of the Eligible Payment Amount will cause a reduction in the floor for the MGWB Withdrawal Account and the Eligible Payment Amount by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The floor is also reduced by the amount of any periodic payments paid under the MGWB rider once your contract value is zero.

                                       L7

     If the floor is greater than the MGWB Withdrawal Account and a withdrawal reduces the floor to zero, the MGWB rider terminates and no further benefits are payable under the rider.

     GUARANTEED WITHDRAWAL STATUS. You may continue to make withdrawals in any amount permitted under your Contract so long as your contract value is greater than zero. See "Withdrawals." Making any withdrawals in any year greater than 7% per year of the Eligible Payment Amount will reduce the Eligible Payment Amount for future withdrawals and payments under the MGWB rider by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The MGWB rider, will remain in force, and you may continue to make withdrawals so long as:

          (i)  your contract value is greater than zero;

          (ii) your MGWB Withdrawal Account or the floor is greater than zero;

          (iii) your latest allowable annuity start date has not been reached;

          (iv) you have not elected to annuitize your Contract; and

          (v) you have not died (unless your spouse has elected to continue the contract), changed the ownership of the Contract or surrendered the Contract.

     The standard Contract provision limiting withdrawals to no more than 90% of the cash surrender value is not applicable under the MGWB rider.

     AUTOMATIC PERIODIC BENEFIT STATUS. Under the MGWB rider, in the event your contract value is reduced to zero your Contract is given what we refer to as Automatic Periodic Benefit Status if the following conditions exist:

          (i)  your MGWB Withdrawal Account or the floor is greater than zero;

          (ii) your latest allowable annuity start date has not been reached;

          (iii) you have not elected to annuitize your Contract; and

          (iv) you have not died, changed the ownership of the Contract or surrendered the Contract.

     Once your Contract is given Automatic Periodic Benefit Status, the greater of the floor and the MGWB Withdrawal Account will be treated as the MGWB Withdrawal Account to determine any rider benefits. We will pay you the annual MGWB periodic payments, beginning on the next contract anniversary equal to the lesser of the remaining MGWB Withdrawal Account or 7% annually of your Eligible Payment Amount until the earliest of (i) your contract's latest annuity start date, (ii) the death of the owner; or (iii) until your MGWB Withdrawal Account is exhausted. We will reduce the MGWB Withdrawal Account by the amount of each payment. Once your Contract is given Automatic Periodic Benefit Status (that is, your contract value is zero), we will not accept any additional premium payments in your Contract, and the Contract will not provide any benefits except those provided by the MGWB rider. Any other rider terminates. Your Contract will remain in Automatic Periodic Benefit Status until the earliest of (i) payment of all MGWB periodic payments, and (ii) payment of the Commuted Value (defined below) or (iii) the owner's death has occurred.

     On the Contract's latest annuity start date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining. We may, at our option, extend your annuity start date in order to continue the MGWB periodic payments. The Commuted Value is the present value of any then remaining MGWB periodic payments at the current interest rate plus 0.50%. The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury Strips as quoted by a national quoting service for period(s) applicable to the remaining payments. Once the last MGWB periodic payment is made or we pay you the Commuted Value, your Contract and the MGWB rider terminate.

                                       L8

     DEATH BENEFIT DURING AUTOMATIC PERIODIC BENEFIT STATUS. If you have never withdrawn more than 7% per year of the Eligible Payment Amount and you elected the 7% Solution Enhanced Death Benefit in your Contract (or you elected the Max 7 Enhanced Death Benefit resulting in the 7% Solution Enhanced Death Benefit as the actual benefit), the death benefit otherwise payable under the terms of your Contract will remain in force during any Automatic Periodic Benefit Status. In determining the amount of the death benefit during the Automatic Periodic Benefit Status, we deem your contract value to be zero and treat the MGWB periodic payments as withdrawals. In all other cases, the death benefit payable during Automatic Periodic Benefit Status is the greater of the floor and your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments. If you elected the Max 7 Enhanced Death Benefit, then the 7% Solution and the Annual Ratchet components shall each be calculated as if each were the elected death benefit option.

     PURCHASE. To purchase the MGWB rider, your must be age 80 or younger on the Rider Date. The MGWB rider must be purchased (i) on the contract date, or (ii) within 30 days after the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval whichever is later.

EXCLUDED FUNDS

We may be designating certain investment portfolios as "Excluded Funds." We may add new portfolios as Excluded Funds. We may also reclassify an existing portfolio as an Excluded Fund or remove such classification upon 30 days notice to you. Such reclassification will apply only to amounts transferred or otherwise added to such portfolio after the effective date of the reclassification. Investment in Excluded Funds will impact the benefit under any optional rider that you have elected. If you never invest in Excluded Funds, your rider benefits will be unaffected.

                                       L9

--------------------------------------------------------------------------------
APPENDIX M
--------------------------------------------------------------------------------

                       OPTIONAL RIDER BENEFIT CHARGES AND
                        MINIMUM GUARANTEED INCOME BENEFIT
                          FOR MAY-2002 CONTRACT OWNERS

The following is a description of the optional rider benefits for May-2002 contract owners who elected an optional rider benefit. OTHER THAN AS SPECIFIED BELOW, PLEASE SEE THE PROSPECTUS FOR A COMPLETE DESCRIPTION OF YOUR OPTIONAL RIDER BENEFITS. CAPITALIZED TERMS HAVE THE SAME MEANING AS DESCRIBED IN THE PROSPECTUS.

OPTIONAL RIDER CHARGES

     MINIMUM GUARANTEED ACCUMULATION BENEFIT (MGAB). The quarterly charge for the MGAB rider is as follows:

     ---------------------------------------------------------------------------
     Waiting Period            Quarterly Charge
     10 Year                   0.125% of the MGAB Charge Base (0.50% annually)
     20 Year                   0.125% of the MGAB Charge Base (0.50% annually)
     ---------------------------------------------------------------------------

The MGAB Charge Base is the total of (i) the MGAB Base on the rider date and
(ii) premiums during the 2-year period commencing on the rider date, reduced pro-rata for withdrawals and reduced for transfers made within the last 3 years prior to the MGAB Benefit Date. We will deduct charges only during your ten-year or twenty-year waiting period, as applicable. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge rate and MGAB Charge Base immediately prior to the surrender or annuitization. The MGAB Charge Base is adjusted for transfers between Special and Non-Special Funds or Excluded Funds.

     MINIMUM GUARANTEED INCOME BENEFIT (MGIB). The quarterly charge for the MGIB rider is as follows:

     ---------------------------------------------------------------------------
     MGIB Rate                 Quarterly Charge
     7%                        0.125% of the MGIB Charge Base (0.50% annually)
     ---------------------------------------------------------------------------

The MGIB Charge Base is the total of premiums paid more than 5 years before the earliest MGIB Benefit Date, reduced pro-rata for all withdrawals taken while the MGIB rider is in effect, and accumulated at the MGIB Rate (7%) to the earlier of age 80 and reaching the MGIB Base Maximum. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge rate and your MGIB Charge Base immediately prior to the surrender or annuitization. The MGIB Charge Base is adjusted for transfers between Special and Non-Special Funds or Excluded Funds.

MINIMUM GUARANTEED WITHDRAWAL BENEFIT (MGWB). The quarterly charge for the MGWB rider is 0.125% (0.50% annually) of the original MGWB Eligible Payment Amount. The original MGWB Eligible Payment Amount is equal to all premiums paid during the first two contract years following the rider date. When we calculate the MGWB rider charge, we do not reduce the Eligible Payment Amount by the amount of any withdrawals taken while the MGWB rider is in effect. We will deduct charges only during the period before your Contract's Automatic Periodic Benefit Status. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge rate and your original MGWB Eligible Payment Amount immediately prior to the surrender or annuitization.

                                       M1

OPTIONAL RIDER BENEFITS

Please see the prospectus for a description of the Minimum Guaranteed Withdrawal Benefit and Minimum Guaranteed Accumulation Benefit.

MINIMUM GUARANTEED INCOME BENEFIT (MGIB) RIDER. The MGIB rider is an optional benefit which guarantees a minimum amount of annuity income will be available to you if you annuitize on the MGIB Benefit Date, regardless of fluctuating market conditions. The amount of the Minimum Guaranteed Income Benefit will depend on the amount of premiums you pay during the five contract years after you purchase the rider, the amount of contract value you allocate or transfer to Special Funds or Excluded Funds, the MGIB Rate, the adjustment for Special Fund or Excluded Fund transfers, and any withdrawals you take while the rider is in effect. Thus, investing in Special Funds or Excluded Funds may limit the MGIB benefit. For Contracts issued on or after May 1, 2003, the following investment options are designated as Special Funds: the ING Liquid Assets Portfolio; the ING Limited Maturity Bond Portfolio; the ING VP Bond Portfolio; the ING PIMCO Core Bond Portfolio; the ProFunds VP Rising Rates Opportunity Portfolio, the Fixed Account; the Fixed Interest Division; and the TSA Special Fixed Account. For Contracts issued before May 1, 2003, the ING VP Bond Portfolio and the ING PIMCO Core Bond Portfolio are not designated as Special Funds. For Contracts issued before September 2, 2003, the ProFunds VP Rising Rates Opportunity Portfolio is not designated as a Special Fund.

For a discussion of the charges we deduct under the MGIB rider, see "Optional Rider Charges."

Ordinarily, the amount of income that will be available to you on the annuity start date is based on your contract value, the annuity option you selected and the guaranteed or the income factors in effect on the date you annuitize. If you purchase the MGIB rider, the amount of income that will be available to you upon annuitization on the MGIB Benefit Date is the greatest of:

     (i) your annuity income based on your contract value adjusted for any Market Value Adjustment (see the ING USA Fixed Account prospectus) on the MGIB Benefit Date applied to the guaranteed income factors specified in your Contract for the annuity option you selected;

     (ii) your annuity income based on your contract value adjusted for any Market Value Adjustment (see the ING USA Fixed Account prospectus) on the MGIB Benefit Date applied to the then current income factors in effect for the annuity option you selected; and

     (iii) the MGIB annuity income based on your MGIB Benefit Base on the MGIB Benefit Date applied to the MGIB income factors specified in your rider for the MGIB annuity option you selected. Prior to applying the MGIB income factors, we will adjust the MGIB Benefit Base for any premium tax recovery and Market Value Adjustment (see the ING USA Fixed Account prospectus) that would otherwise apply at annuitization.

Prior to your latest annuity start date, you may choose to exercise your right to receive payments under the MGIB rider. Payments under the rider begin on the MGIB Benefit Date. We require a 10-year waiting period before you can annuitize the MGIB rider benefit. The MGIB must be exercised in the 30-day period prior to the end of the waiting period or any subsequent contract anniversary. At your request, the Company may in its discretion extend the latest contract annuity start date without extending the MGIB Benefit Date.

     DETERMINING THE MGIB ANNUITY INCOME. On the MGIB Benefit Date, we calculate your MGIB annuity income as follows:

     1. WE FIRST DETERMINE YOUR MGIB BENEFIT BASE. The MGIB Benefit Base is only a calculation used to determine the MGIB. The MGIB Benefit Base does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your cash surrender value and death benefits. Any reset of contract value under provisions of the Contract or other riders will not increase the MGIB Base or MGIB Base Maximum.

                                       M2

The MGIB Base is tracked separately for Covered, Special and Excluded Funds, based on initial allocation of eligible premium (or contract value) and subsequently allocated eligible premiums, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date. The MGIB Benefit Base equals the lesser of (a) and (b) where:

     a)   is the Maximum MGIB Base; and

     b)   is the sum of:

          1)   the MGIB Base allocated to Covered Funds;

          2)   the MGIB Base allocated to Special Funds; and

          3)   the contract value allocated to Excluded Funds.

The Maximum MGIB Base is 200% of eligible premiums, adjusted pro-rata for withdrawals. The Maximum MGIB Base is not allocated by Fund category.

The MGIB Base allocated to Covered Funds equals the eligible premiums allocated to Covered Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and the MGIB Base reaching the Maximum MGIB Base, and at 0% thereafter.

The MGIB Base allocated to Special Funds equals the eligible premiums allocated to Special Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect. THERE IS NO ACCUMULATION OF MGIB BASE ALLOCATED TO SPECIAL FUNDS.

The MGIB Base allocated to Excluded Funds equals the eligible premiums allocated to Excluded Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and the MGIB Base reaching the Maximum MGIB Base, and at 0% thereafter. THE MGIB BASE ALLOCATED TO EXCLUDED FUNDS IS USED ONLY FOR TRANSFER ADJUSTMENTS AND RIDER CHARGES. IT IS NOT USED TO DETERMINE BENEFITS.

Eligible premiums are those added more than 5 years before the earliest MGIB Benefit Date. Premiums paid after that are excluded from the MGIB Base.

The MGIB Rate is currently 7%. We may, at our discretion, discontinue offering this rate. The MGIB Rate is an annual effective rate.

Withdrawals reduce the MGIB Base on a pro-rata basis. The percentage reduction in the MGIB Base for each Fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. For example, the value of the MGIB Base in Covered Funds after a withdrawal from one or more Covered Funds equals the value of the MGIB Base in Covered Funds before the withdrawal times the contract value in Covered Funds after the withdrawal divided by the contract value in Covered Funds before the withdrawal.

Net transfers from Covered Funds will reduce the MGIB Base allocated to Covered Funds on a pro-rata basis. The resulting increase in the MGIB Base allocated to Special or Excluded Funds, as applicable, will equal the reduction in the MGIB Base allocated to Covered Funds.

Net transfers from Special Funds will reduce the MGIB Base allocated to Special Funds on a pro-rata basis. The resulting increase in the MGIB Base allocated to Covered or Excluded Funds, as applicable, will equal the reduction in the MGIB Base allocated to Special Funds.

Net transfers from Excluded Funds will reduce the MGIB Base allocated to Excluded Funds on a pro-rata basis. The resulting increase in the MGIB Base allocated to Covered or Special Funds, as applicable, will equal the lesser of the net contract value transferred and the change in the MGIB Base allocated to Excluded Funds.

                                       M3

     2. THEN WE DETERMINE THE MGIB ANNUITY INCOME BY MULTIPLYING YOUR MGIB BENEFIT BASE (ADJUSTED FOR ANY MARKET VALUE ADJUSTMENT AND PREMIUM TAXES) BY THE APPLICABLE INCOME FACTOR, AND THEN DIVIDING BY $1,000.

          The MGIB Income Options are available under the MGIB Rider:

     (i) Income for Life (Single Life or Joint with 100% Survivor) and 10-30 Year Certain;

     (ii) Income for a 20-30 Year Period Certain; or

     (iii) Any other income plan offered by the Company in connection with the MGIB rider on the MGIB Benefit Date.

     On the MGIB Benefit Date, we would apply the MGIB Benefit Base under the Table of Income Factors specified in the MGIB rider for the Income Option you selected. The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed factors found in your Contract.

     Then we compare the MGIB annuity income under the rider guarantee for the option selected with the annuity income under your Contract for the same option. The greater amount of income will be available to you on the MGIB Benefit Date.

     PURCHASE. To purchase the MGIB rider, you must be age 79 or younger on the rider date and the ten-year waiting period must end at or prior to the latest annuity start date. The MGIB rider must be purchased (i) on the contract date, or (ii) within thirty days after the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later. There is a ten year waiting period before you can annuitize under the MGIB rider.

     THE MGIB BENEFIT DATE. If you purchased the MGIB rider on the contract date or added the MGIB rider within 30 days following the contract date, the MGIB Benefit Date is the contract anniversary on or after the tenth contract anniversary when you decide to exercise your right to annuitize under the MGIB rider. If you added the MGIB rider at any other time, your MGIB Benefit Date is the contract anniversary at least 10 years after the rider date when you decide to exercise your right to annuitize under the MGIB rider.

     NO CHANGE OF ANNUITANT. Once the MGIB rider is purchased, the annuitant may not be changed except for the following exception. If an annuitant who is not a contract owner dies prior to annuitization, a new annuitant may be named in accordance with the provisions of your Contract. The MGIB Base is unaffected and continues to accumulate.

     NOTIFICATION. On or about 30 days prior to the MGIB Benefit Date, we will provide you with notification which will include an estimate of the amount of MGIB annuity benefit available if you choose to exercise. The actual amount of the MGIB annuity benefit will be determined as of the MGIB Benefit Date. The

MGIB RIDER DOES NOT RESTRICT OR LIMIT YOUR RIGHT TO ANNUITIZE THE CONTRACT AT ANY TIME PERMITTED UNDER THE CONTRACT. THE MGIB RIDER DOES NOT RESTRICT YOUR RIGHT TO ANNUITIZE THE CONTRACT USING CONTRACT VALUES THAT MAY BE HIGHER THAN the MGIB annuity benefit.

THE BENEFITS ASSOCIATED WITH THE MGIB RIDER ARE AVAILABLE ONLY IF YOU ANNUITIZE YOUR CONTRACT UNDER THE RIDER AND IN ACCORDANCE WITH THE PROVISIONS SET FORTH ABOVE. ANNUITIZING USING THE MGIB MAY RESULT IN THE MORE FAVORABLE STREAM OF INCOME PAYMENTS, AND DIFFERENT TAX CONSEQUENCES, UNDER YOUR CONTRACT. BECAUSE THE MGIB RIDER IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY BE LESS THAN THE LEVEL THAT MIGHT BE PROVIDED BY THE APPLICATION OF YOUR CONTRACT VALUE TO THE CONTRACT'S APPLICABLE ANNUITY FACTORS. YOU SHOULD CONSIDER ALL OF YOUR OPTIONS AT THE TIME YOU BEGIN THE INCOME PHASE OF YOUR CONTRACT.

                                       M4

--------------------------------------------------------------------------------
APPENDIX N
--------------------------------------------------------------------------------

                         OPTIONAL RIDER BENEFIT CHARGES
                           FOR YR-2003 CONTRACT OWNERS
                         AND OPTIONAL RIDER BENEFITS FOR
                      MAY-2002 AND YR-2003 CONTRACT OWNERS

The following is a description of the Minimum Guaranteed Accumulation Benefit and the Minimum Guaranteed Withdrawal Benefit for May-2002 and Yr-2003 contract owners who elected an optional rider benefit. OTHER THAN AS SPECIFIED BELOW, PLEASE SEE THE PROSPECTUS FOR A COMPLETE DESCRIPTION OF YOUR OPTIONAL RIDER BENEFITS. CAPITALIZED TERMS HAVE THE SAME MEANING AS DESCRIBED IN THE PROSPECTUS.

Minimum Guaranteed Accumulation Benefit rider:*

     --------------------------------------------------------------------------------------------------
     Waiting Period            As an Annual Charge                      As a Quarterly Charge
     --------------------------------------------------------------------------------------------------
     10 Year                   0.65% of the MGAB Charge Base            0.1625% of the MGAB Charge Base
     20 Year                   0.65% of the MGAB Charge Base            0.1625% of the MGAB Charge Base
     --------------------------------------------------------------------------------------------------

     * The MGAB Charge Base is the total of premiums added during the two-year period commencing on the rider date if you purchase the rider on the contract date, or, your contract value on the rider date plus premiums added during the two-year period commencing on the rider date if you purchased the rider after the contract date, reduced pro-rata for all withdrawals taken while the MGAB rider is in effect, and reduced pro-rata for transfers made during the three year period before the MGAB Date. The MGAB Charge Base is tracked separately for Covered, Special and Excluded Funds, based on initial allocation of premium (or contract value), subsequent allocation of eligible premium, withdrawals and transfers. Withdrawals and transfers may reduce the applicable MGAB Charge Base by more than the amount withdrawn or transferred.

Minimum Guaranteed Withdrawal Benefit rider:

     ---------------------------------------------------------------------------
     As an Annual Charge        As a Quarterly Charge
     ---------------------------------------------------------------------------
     0.65% of contract value    0.1625% of the MGWB Eligible Payment Amount**
     ---------------------------------------------------------------------------

     ** The MGWB Eligible Payment Amount is (i) the total of premiums and credit paid during the 2-year period commencing on the rider date if you purchase the rider on the contract date; or (ii) your contract value on the rider date plus subsequent premiums and credits applied during the two-year period commencing on the rider date.

MINIMUM GUARANTEED ACCUMULATION BENEFIT RIDER (MGAB). The MGAB rider is an optional benefit which provides you with an MGAB intended to guarantee a minimum contract value at the end of a specified waiting period. Only premiums added to your Contract during the first two-year period after your rider date are included in the MGAB Base. Any additional premium payments added after the second rider anniversary are not included in the MGAB Base. Thus, the MGAB rider may not be appropriate for you if you plan to add substantial premium payments after your second rider anniversary

The MGAB is a one-time adjustment to your contract value if your contract value on the MGAB Date is less than the MGAB Base. The MGAB Date is the next business day after the applicable waiting period. We calculate your Minimum Guaranteed Accumulation Benefit on this date. The MGAB rider may offer you protection if your Contract loses value during the MGAB waiting period. For a discussion of the charges we deduct under the MGAB rider, see "Optional Rider Charges."

                                       N1

The MGAB rider offers a ten-year option and a twenty-year option, of which you may purchase only one. The ten-year option has a waiting period of ten years and, other than for allocations to Excluded Funds and certain transfers, guarantees that your contract value at the end of ten years will at least equal your initial premium payment, reduced pro-rata for withdrawals. Transfers made within 3 years prior to the MGAB Date will also reduce the MGAB Base pro-rata. The twenty-year option has a waiting period of twenty years and, other than allocations to Special Funds or Excluded Funds, guarantees that your contract value at the end of twenty years will at least equal two times your initial premium payment, reduced pro-rata for withdrawals and reduced for transfers made within 3 years prior to the MGAB Date. If you add the 20 year option rider after the contract date, any payment of premiums after the rider date, and/or investments in the Special or Excluded Funds, may prevent the MGAB Base from doubling over the waiting period.

     CALCULATING THE MGAB. We calculate your MGAB as follows:

     1) WE FIRST DETERMINE YOUR MGAB BASE. The MGAB Base is only a calculation used to determine the MGAB. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your annuity income, cash surrender value and death benefits.

          The MGAB Base is tracked separately for Covered, Special and Excluded Funds, based on the initial allocation of premium (or contract value), subsequently allocated eligible premiums, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date. The aggregate MGAB Base is used to determine the MGAB on the MGAB Date. The aggregate MGAB Base equals the sum of:

          a)   the MGAB Base allocated to Covered Funds;

          b)   the MGAB Base allocated to Special Funds; and

          c) the LESSER OF the contract value allocated to Excluded Funds or MGAB Base allocated to Excluded Funds.

          No investment options are currently designated as Special Funds for the ten-year MGAB. The following investment options are designated as Special Funds for the twenty-year MGAB: the ING Liquid Assets Portfolio; the ING Limited Maturity Bond Portfolio; the ING VP Bond Portfolio; the ING PIMCO Core Bond Portfolio; the ProFund VP Rising Rates Opportunity Portfolio; the Fixed Account; the Fixed Interest Division; and the TSA Special Fixed Account.

               For Contracts issued prior to May 1, 2003, the ING VP Bond Portfolio and the ING PIMCO Core Bond Portfolio are not designated as Special Funds.

               For Contracts issued prior to September 2, 2003, the ProFund VP Rising Rates Opportunity Portfolio is not designated as a Special Fund.

          No investment options are currently designated as Excluded Funds.

          The MGAB Base for both the Covered Funds and the Excluded Funds equals the allocated eligible premiums, adjusted for subsequent withdrawals and transfers, accumulated until the MGAB Date at 0% for the ten-year MGAB and 3.5265% for the twenty-year MGAB.

          The MGAB Base for Special Funds equals the allocated eligible premiums, adjusted for subsequent withdrawals and transfers. There is no accumulation of MGAB Base for Special Funds for either the ten-year or twenty-year MGAB.

          If you purchased the MGAB optional benefit rider after the contract date, your MGAB Base equals your allocated contract value, plus premiums added during the two-year period after your rider date, accumulated at the appropriate MGAB rate described above, and adjusted for withdrawals and transfers.

          We use the MGAB Charge Base to determine the periodic MGAB rider charges. The MGAB Charge Base equals the eligible premiums, adjusted for subsequent withdrawals and transfers, as

                                       N2
          allocated by fund category. The MGAB Charge Base is tracked separately for Covered, Special and Excluded Funds, and separate rates may apply to each. Currently, the same deduction method and rate apply to all categories.

          Withdrawals reduce the MGAB Base and MGAB Charge Base on a pro-rata basis. The percentage reduction in the MGAB Base and MGAB Charge Base for each Fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal.

          Net Transfers from Covered Funds or Special Funds to Excluded Funds reduce the MGAB Base and MGAB Charge Base allocated to Covered Funds or Special Funds on a pro-rata basis. Any resulting increase in MGAB Base and MGAB Charge Base allocated to Excluded Funds will equal the reduction in the MGAB Base and MGAB Charge Base allocated to Covered Funds or Special Funds. There will be no such increase if the transfer occurs within 3 years of the MGAB Date.

          Net Transfers from Excluded Funds to other funds reduce the MGAB Base and MGAB Charge Base allocated to Excluded Funds on a pro-rata basis. The resulting increase in MGAB Base and MGAB Charge Base allocated to other funds will equal the lesser of the contract value transferred and the change in the MGAB Base and MGAB Charge Base allocated to Excluded Funds. There will be no such increase if the transfer occurs within 3 years of the MGAB Date.

          Any transfer within 3 years of the MGAB Date (regardless of the funds involved) reduces the MGAB Base and MGAB Charge Base for Covered, Special or Excluded Funds, as applicable, on a pro-rata basis, based on the percentage of contract value transferred, without any corresponding increase.

     2) WE THEN SUBTRACT YOUR CONTRACT VALUE ON THE MGAB DATE FROM YOUR AGGREGATE MGAB BASE. The contract value that we subtract includes both the contract value in the subaccounts in which you are invested and the contract value in your Fixed Interest Allocations, if any.

     3) ANY POSITIVE DIFFERENCE IS YOUR MGAB. If there is a MGAB, we will automatically credit it on the MGAB Date to the subaccounts in which you are invested pro-rata based on the proportion of your contract value in the subaccounts on that date, unless you have previously given us other allocation instructions. If you do not have an investment in any subaccount on the MGAB Date, we will allocate the MGAB to the Liquid Assets subaccount on your behalf. After we credit the MGAB, the amount of your annuity income, cash surrender value and death benefits will reflect the crediting of the MGAB to your contract value to the extent the contract value is used to determine such value.

     PURCHASE. To purchase the MGAB rider, you must be age 80 or younger on the Rider Date if you choose the ten-year option and age 65 or younger on the rider date if you choose the twenty-year option. The waiting period must end at or before your annuity start date. The MGAB rider may be purchased (i) on the contract date, and (ii) within 30 days following the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.

     THE MGAB DATE. If you purchased the MGAB rider on the contract date or added the MGAB rider within 30 days following the contract date, the MGAB Date is your 10th contract anniversary for the ten-year option or 20th contract anniversary for the twenty-year option. If you added the MGAB rider during the 30-day period preceding your first contract anniversary after the date of this prospectus, your MGAB Date will be the first contract anniversary occurring after 10 years (for the ten-year option) or 20 years (for the twenty-year option) after the rider date. The MGAB rider is not available if the MGAB Date would fall beyond the latest annuity start date.

     CANCELLATION. If you elected the twenty-year option, you have a one-time right to cancel the MGAB rider on your first contract anniversary that is at least 10 years after the rider date. If you purchased the MGAB rider during the 30-day period following the contract date, your one-time right to cancel the rider

                                       N3
occurs on the tenth anniversary of your contract date. To cancel, you need to send written notice to our Customer Service Center at least 30 days before such anniversary date. If you terminate the MGAB rider before the MGAB Date, we will not credit you with the MGAB and we will assess the pro-rata portion of the MGAB rider charge for the current quarter.

     NOTIFICATION. We will report any crediting of the MGAB in your first quarterly statement following the MGAB Date.

MINIMUM GUARANTEED WITHDRAWAL BENEFIT RIDER (MGWB). The MGWB rider is an optional benefit which guarantees that if your contract value is reduced to zero you will receive periodic payments equal to all premium payments paid during the first two contract years (Eligible Payment Amount) adjusted for any prior withdrawals. To maintain this guarantee, withdrawals in any contract year may not exceed 7% of your adjusted Eligible Payment Amount. If your contract value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year. Payments continue until your MGWB Withdrawal Account is reduced to zero. For a discussion of the charges we deduct under the MGWB rider, see "Charges and Fees -- Optional Rider Charges." Each payment you receive under the MGWB rider will be taxed as a withdrawal and may be subject to a penalty tax. See "Withdrawals" and "Federal Tax Considerations" for more information. Your original Eligible Payment Amount depends on when you purchase the MGWB rider and equals:

     1) your premium payments received during the first two contract years, if you purchased the MGWB rider on the contract date;

     2) otherwise, your contract value on the rider date, including any premiums received that day, and any subsequent premium payments received during the two-year period commencing on the rider date, if you purchased the MGWB rider after the contract date.

     THE MGWB WITHDRAWAL ACCOUNT. The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It will not affect your annuitization, surrender and death benefits.

The MGWB Withdrawal Account is equal to the Eligible Payment Amount, tracked separately for Covered and Excluded Funds, adjusted for any withdrawals and transfers between Covered and Excluded Funds. THE MGWB WITHDRAWAL ACCOUNT EQUALS THE SUM OF (a) THE MGWB WITHDRAWAL ACCOUNT ALLOCATED TO COVERED FUNDS, AND (b) THE LESSER OF (i) THE MGWB WITHDRAWAL ACCOUNT ALLOCATED TO EXCLUDED FUNDS AND
(ii) THE CONTRACT VALUE IN EXCLUDED FUNDS. THUS, INVESTING IN THE EXCLUDED FUNDS MAY LIMIT THE MGWB WITHDRAWAL ACCOUNT.

No investment options are currently designated as Excluded Funds for the Minimum Guaranteed Withdrawal Benefit.

Withdrawals of up to 7% per year of the Eligible Payment Amount will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal for Covered Funds and pro rata for Excluded Funds, based on the source of the withdrawal. Any withdrawals greater than the 7% per year of the Eligible Payment Amount will cause a reduction in the MGWB Withdrawal Account of the Covered and Excluded Funds, by the proportion that the withdrawal bears to the contract value in Covered and Excluded Funds, respectively, at the time of the withdrawal. If a single withdrawal involves both Covered and Excluded Funds and exceeds 7%, the withdrawal will be treated as taken first from Covered Funds. Any withdrawals greater than 7% per year of the Eligible Payment Amount will also cause a reduction in the Eligible Payment Amount by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. Once your contract value is zero, any periodic payments paid under the MGWB rider also reduce the MGWB Withdrawal Account. If a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider.

Net transfers from Covered Funds to Excluded Funds will reduce the MGWB Withdrawal Account allocated to Covered Funds on a pro rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Excluded Funds equals the reduction in the MGWB Withdrawal Account for Covered Funds.

                                       N4

Net transfers from Excluded Funds to Covered Funds will reduce the MGWB Withdrawal Account allocated to Excluded Funds on a pro rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Covered Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Excluded Funds or the net contract value transferred.

     GUARANTEED WITHDRAWAL STATUS. You may continue to make withdrawals in any amount permitted under your Contract so long as your contract value is greater than zero. See "Withdrawals." However, making any withdrawals in any year greater than 7% per year of the Eligible Payment Amount will reduce the Eligible Payment Amount for future withdrawals and payments under the MGWB rider by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The MGWB rider will remain in force and you may continue to make withdrawals each year so long as:

     1)   your contract value is greater than zero;

     2)   your MGWB Withdrawal Account is greater than zero;

     3)   you have not reached your latest allowable annuity start date;

     4)   you have not elected to annuitize your Contract; and

     5) you have not died (unless your spouse has elected to continue the Contract), changed the ownership of the Contract or surrendered the Contract.

The standard Contract provision limiting withdrawals to no more than 90% of the cash surrender value is not applicable under the MGWB rider.

     AUTOMATIC PERIODIC BENEFIT STATUS. Under the MGWB rider, in the event your contract value is reduced to zero, your Contract is given Automatic Periodic Benefit Status, if:

     1)   your MGWB Withdrawal Account is greater than zero;

     2)   you have not reached your latest allowable annuity start date;

     3)   you have not elected to annuitize your Contract; and

     4) you have not died, changed the ownership of the Contract or surrendered the Contract.

Once your Contract is given Automatic Periodic Benefit Status, we will pay you the annual MGWB periodic payments, beginning on the next contract anniversary. These payments are equal to the lesser of the remaining MGWB Withdrawal Account or 7% annually of your Eligible Payment Amount, until the earliest of (i) your Contract's latest annuity start date, (ii) the death of the owner; or (iii) your MGWB Withdrawal Account is exhausted. We will reduce the MGWB Withdrawal Account by the amount of each payment. Once your Contract is given Automatic Periodic Benefit Status, we will not accept any additional premium payments in your Contract and the Contract will not provide any benefits except those provided by the MGWB rider. Any other rider terminates. Your Contract will remain in Automatic Periodic Benefit Status until the earliest of (i) payment of all MGWB periodic payments, (ii) payment of the Commuted Value (defined below) or (iii) the owner's death.

On the Contract's latest annuity start date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining. We may, at our option, extend your annuity start date in order to continue the MGWB periodic payments. The Commuted Value is the present value of any then-remaining MGWB periodic payments at the current interest rate plus 0.50%. The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury STRIPS as quoted by a national quoting service for period(s) applicable to the remaining payments. Once we pay you the last MGWB periodic payment or the Commuted Value, your Contract and the MGWB rider terminate.

     DEATH BENEFIT DURING AUTOMATIC PERIODIC BENEFIT STATUS. The death benefit payable during Automatic Periodic Benefit Status is your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments.

                                       N5

     PURCHASE. To purchase the MGWB rider, you must be age 80 or younger on the Rider Date. The MGWB rider must be purchased (i) on the contract date, or (ii) within 30 days after the contract date. If the rider is not yet available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.

                                       N6

--------------------------------------------------------------------------------
APPENDIX O
--------------------------------------------------------------------------------

                              PROJECTED SCHEDULE OF
                     ING GET U.S. CORE PORTFOLIO* OFFERINGS

                                           Offering Dates          Guarantee Dates
--------------------------------------------------------------------------------------
GET V Series                               03/13/03 - 06/12/03     06/13/03 - 06/13/08
--------------------------------------------------------------------------------------
ING GET U.S. Core Portfolio-- Series 1     06/12/03 - 09/11/03     09/12/03 - 09/12/08
--------------------------------------------------------------------------------------
ING GET U.S. Core Portfolio-- Series 2     09/12/03 - 12/11/03     12/12/03 - 12/12/08
--------------------------------------------------------------------------------------
ING GET U.S. Core Portfolio-- Series 3     12/12/03 - 03/11/04     03/12/03 - 03/13/09
--------------------------------------------------------------------------------------
ING GET U.S. Core Portfolio-- Series 4     03/12/04 - 06/10/04     06/11/04 - 06/12/09
--------------------------------------------------------------------------------------

*    Previously known as ING GET Fund.

                                       O1

                                 ING [Lion LOGO]

                   ING USA ANNUITY AND LIFE INSURANCE COMPANY

ING USA Annuity and Life Insurance Company is a stock company domiciled in Iowa.
--------------------------------------------------------------------------------

Opportunities - 131185                                                02/13/2004

ING GOLDENSELECT WELLS FARGO OPPORTUNITIES

ING USA ANNUITY AND LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B OF ING USA ANNUITY AND LIFE INSURANCE COMPANY

DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY PROSPECTUS

                        WELLS FARGO ING OPPORTUNITIES(R)

--------------------------------------------------------------------------------

                                                               FEBRUARY 13, 2004

     This prospectus describes Wells Fargo ING Opportunities, a group and individual deferred combination variable annuity contract (the "Contract") offered by ING USA Annuity and Life Insurance Company ("ING USA," the "Company," "we," "us" or "our") (formerly, Golden American Life Insurance Company). The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("non-qualified Contracts").

     The Contract provides a means for you to invest your premium payments in one or more mutual fund investment portfolios. You may also allocate premium payments to our Fixed Account with guaranteed interest periods. Your contract value will vary daily to reflect the investment performance of the investment portfolio(s) you select and any interest credited to your allocations in the Fixed Account. For Contracts sold in some states, not all Fixed Interest Allocations or subaccounts are available. The investment portfolios available under your Contract and the portfolio managers are listed on the next page.

     You have a right to return a Contract within 10 days after you receive it for a refund of the adjusted contract value (which may be more or less than the premium payments you paid), or if required by your state, the original amount of your premium payment. Longer free look periods apply in some states and in certain situations.

     REPLACING AN EXISTING ANNUITY WITH THE CONTRACT MAY NOT BE BENEFICIAL TO YOU. YOUR EXISTING ANNUITY MAY BE SUBJECT TO FEES OR PENALTIES ON SURRENDER, AND THE CONTRACT MAY HAVE NEW CHARGES.

     This prospectus provides information that you should know before investing and should be kept for future reference. A Statement of Additional Information ("SAI"), dated February 13, 2004, has been filed with the Securities and Exchange Commission ("SEC"). It is available without charge upon request. To obtain a copy of this document, write to our Customer Service Center at P.O. Box 9271, Des Moines, Iowa 50306-9271 or call (800) 366-0066, or access the SEC's website (http://www.sec.gov). The table of contents of the SAI is on the last page of this prospectus and the SAI is made part of this prospectus by reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN ANY SUBACCOUNT THROUGH A TRUST OR FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY ANY BANK OR BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

     THE INVESTMENT PORTFOLIOS AND THE MANAGERS ARE LISTED ON THE NEXT PAGE.
--------------------------------------------------------------------------------

The investment portfolios available under your Contract and the portfolio managers are:

A I M CAPITAL MANAGEMENT, INC.
   ING AIM Mid Cap Growth Portfolio (Class S) (1)

ALLIANCE CAPITAL MANAGEMENT L.P.
   ING Alliance Mid Cap Growth Portfolio (Class S) (1)

EAGLE ASSET MANAGEMENT, INC.
   ING Eagle Asset Value Equity Portfolio (Class S) (1)

FIDELITY(R) MANAGEMENT & Research Co.
   Fidelity(R) VIP Equity-Income Portfolio (Class S2)
   ING FMRSM Diversified Mid Cap Portfolio (Class S) (1)

IIM B.V.
   ING Developing World Portfolio (Class S) (1)

ING INVESTMENTS, LLC
   ING VP Bond Portfolio (Class S)
   ING VP Growth Opportunities Portfolio (Class S)
   ING VP Index Plus LargeCap Portfolio (Class S)
   ING VP MagnaCap Portfolio (Class S)
   ING VP SmallCap Opportunities Portfolio
     (Class S)
   ING VP Worldwide Growth Portfolio (Class S)

J.P. MORGAN FLEMING ASSET MANAGEMENT
   (LONDON) LTD.
   ING JPMorgan Fleming International Portfolio
     (Class S) (2)

J.P. MORGAN INVESTMENT MANAGEMENT INC.
   ING JPMorgan Small Cap Equity Portfolio (Class S) (1)

JANUS CAPITAL MANAGEMENT LLC
   ING Janus Growth and Income Portfolio (Class S) (1)
   ING Janus Special Equity Portfolio (Class S) (1)

JENNISON ASSOCIATES LLC
   ING Jennison Equity Opportunities Portfolio
     (Class S) (1)

JULIUS BAER INVESTMENT MANAGEMENT, INC.
   ING Julius Baer Foreign Portfolio (Class S) (1)

MARSICO CAPITAL MANAGEMENT, LLC
   ING Marsico Growth Portfolio (Class S) (1)

MASSACHUSETTS FINANCIAL SERVICES COMPANY
   ING MFS Mid Cap Growth Portfolio (Class S) (1)
   ING MFS Research Portfolio (Class S) (1)

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   ING PIMCO Core Bond Portfolio (Class S) (1)
   ING PIMCO High Yield Portfolio (Class S)

PROFUND ADVISORS LLC
   ProFund VP Bull
   ProFund VP Small-Cap

SALOMON BROTHERS ASSET MANAGEMENT, INC.
   ING Salomon Brothers All Cap Portfolio (Class S) (1)
   ING Salomon Brothers Investors Portfolio (Class S) (1)
   ING Salomon Brothers Aggressive Growth Portfolio (Class S)(2)

T. ROWE PRICE ASSOCIATES, INC.
   ING T. Rowe Price Capital Appreciation Portfolio
     (Class S) (1)
   ING T. Rowe Price Equity Income Portfolio (Class S) (1)

VAN KAMPEN
   ING Van Kampen Global Franchise Portfolio
     (Class S) (1)
   ING Van Kampen Growth and Income Portfolio
     (Class S) (1)
   ING Van Kampen Real Estate Portfolio (Class S) (1)

WELLS FARGO FUNDS MANAGEMENT, LLC
   Wells Fargo VT Asset Allocation Fund
   Wells Fargo VT Equity Income Fund
   Wells Fargo VT Equity Value Fund
   Wells Fargo VT Large Company Growth Fund
   Wells Fargo VT Money Market Fund
   Wells Fargo VT Small Cap Growth Fund
   Wells Fargo VT Total Return Bond Fund

     (1) The investment adviser for this portfolio is Directed Services, Inc. The portfolio manager listed is the sub-adviser. Directed Services, Inc. is an affiliated Company of ING Groep, N.V.

     (2) The investment advisor for this portfolio is ING Life Insurance and Annuity Company. The portfolio manager listed is the sub-adviser.

The above mutual fund investment portfolios are purchased and held by corresponding divisions of our Separate Account B. We refer to the divisions as "subaccounts" and the money you place in the Fixed Account's guaranteed interest periods as "Fixed Interest Allocations" in this prospectus.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                          PAGE

Index of Special Terms.................................................    ii
Fees and Expenses......................................................     1
Condensed Financial Information........................................     4
   Accumulation Unit...................................................     4
   The Net Investment Factor...........................................     4
   Performance Information.............................................     5
   Financial Statements................................................     5
ING USA Annuity and Life Insurance Company.............................     6
ING USA Separate Account B.............................................     6
The Trusts and Funds...................................................     7
Restricted Funds.......................................................     8
Covered Funds, Special Funds and Excluded
   Funds    ...........................................................     8
Charges and Fees.......................................................     9
   Charge Deduction Subaccount.........................................     9
   Charges Deducted from the Contract Value............................     9
        Surrender Charge...............................................     9
        Waiver of Surrender Charge for Extended
            Medical Care...............................................     9
        Free Withdrawal Amount.........................................    10
        Surrender Charge for Excess Withdrawals........................    10
        Premium Taxes..................................................    10
        Administrative Charge..........................................    10
        Transfer Charge................................................    10
   Charges Deducted from the Subaccounts...............................    11
        Mortality and Expense Risk Charge..............................    11
        Asset-Based Administrative Charge..............................    11
        Earnings Multiplier Benefit Charge.............................    11
        Optional Rider Charges.........................................    11
   Trust and Fund Expenses.............................................    12
The Annuity Contract...................................................    12
   Contract Date and Contract Year ....................................    12
   Contract Owner......................................................    12
   Annuity Start Date..................................................    14
   Annuitant...........................................................    14
   Beneficiary.........................................................    14
   Purchase and Availability of the Contract...........................    15
   Crediting of Premium Payments.......................................    16
   Administrative Procedures...........................................    17
   Contract Value......................................................    17
   Cash Surrender Value................................................    18
   Addition, Deletion or Substitution of
        Subaccounts and Other Changes..................................    18
   The Fixed Account...................................................    19
Optional Riders........................................................    19
   Rider Date..........................................................    19
   No Cancellation.....................................................    19
   Termination.........................................................    19
   Minimum Guaranteed Income Benefit Rider.............................    22
   Minimum Guaranteed Withdrawal
        Benefit Rider..................................................    26
   Other Contracts.....................................................    28
Withdrawals ...........................................................    29

Transfers Among Your Investments.......................................    32
Death Benefit Choices..................................................    35
   Death Benefit During the Accumulation Phase.........................    35
        Standard Death Benefit.........................................    36
        Enhanced Death Benefit Options.................................    36
        Earnings Multiplier Benefit Rider..............................    38
   Death Benefit During the Income Phase...............................    38
   Continuation After Death-- Spouse...................................    38
   Continuation After Death-- Not a Spouse.............................    39
   Required Distributions Upon Contract
        Owner's Death..................................................    39
The Annuity Options....................................................    40
Other Contract Provisions..............................................    43
Other Information......................................................    45
Federal Tax Considerations.............................................    46
Statement of Additional Information
   Table of Contents...................................................    55
Appendix A
   Condensed Financial Information.....................................    A1
Appendix B
   The Investment Portfolios...........................................    B1
Appendix C
   Fixed Account II....................................................    C1
Appendix D
   Fixed Interest Division.............................................    D1
Appendix E
   Surrender Charge for Excess Withdrawals
        Example........................................................    E1
Appendix F
   Withdrawal Adjustment for 7% Solution
        Death Benefit Element Examples.................................    F1
Appendix G
   Special Funds and Excluded Funds Examples...........................    G1
Appendix H
      MGWB Excess Withdrawal Amount Examples...........................    H1
Appendix I
   Death Benefits for Yr-2001 Contract Owners..........................    I1
Appendix J
   Death Benefits for May-2002 and Yr-2003
        Contract Owners................................................    J1
Appendix K
   Death Benefits for May-2002, Yr-2003 and
        May-2003 Contract Owners.......................................    K1
Appendix L
   Optional Rider Benefits for Yr-2001
        Contract Owners................................................    L1
Appendix M
   Optional Rider Benefit Charges and Minimum
        Guaranteed Income Benefit for May-2002
        Contract Owners................................................    M1
Appendix N
   Optional Rider Benefit Charges for Yr-2003
        Contract Owners and Optional Benefit
        Riders for May-2002, Yr-2003 and
        May-2003 Contract Owners.......................................    N1

--------------------------------------------------------------------------------
INDEX OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following special terms are used throughout this prospectus. Refer to the page(s) listed for an explanation of each term:

     SPECIAL TERM                                                 PAGE
     ---------------------------------------------------------------------
     Accumulation Unit                                               4
     Annuitant                                                      14
     Annuity Start Date                                             14
     Cash Surrender Value                                           18
     Claim Date                                                     35
     Contract Date                                                  12
     Contract Owner                                                 12
     Contract Value                                                 17
     Contract Year                                                  12
     Covered Fund                                                    8
     Earnings Multiplier Benefit                                    38
     Excluded Fund                                                   8
     Free Withdrawal Amount                                         10
     Max 7 Enhanced Death Benefit                                   38
     Net Investment Factor                                           4
     Net Rate of Return                                              5
     Quarterly Ratchet Enhanced Death Benefit                       37
     Restricted Fund                                                 8
     Rider Date                                                     19
     7% Solution Death Benefit Element                              36
     Special Fund                                                    8
     Standard Death Benefit                                         36

The following terms as used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the Contract:

     TERM USED IN THIS PROSPECTUS        CORRESPONDING TERM USED IN THE CONTRACT
     ---------------------------------------------------------------------------
     Accumulation Unit Value             Index of Investment Experience
     Annuity Start Date                  Annuity Commencement Date
     Contract Owner                      Owner or Certificate Owner
     Contract Value                      Accumulation Value
     Transfer Charge                     Excess Allocation Charge
     Fixed Interest Allocation           Fixed Allocation
     Free Look Period                    Right to Examine Period
     Guaranteed Interest Period          Guarantee Period
     Subaccount(s)                       Division(s)
     Net Investment Factor               Experience Factor
     Regular Withdrawals                 Conventional Partial Withdrawals
     Withdrawals                         Partial Withdrawals

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES 1

     Surrender Charge:

       COMPLETE YEARS ELAPSED       0    1    2    3    4    5    6    7    8+
           SINCE PREMIUM PAYMENT
       SURRENDER CHARGE             8%   7%   6%   5%   4%   3%   2%   1%   0%

     Transfer Charge 2..............  $25 per transfer, if you make more than 12 transfers in a contract year

     1 If you invested in a Fixed Interest Allocation, a Market Value Adjustment may apply to certain transactions. This may increase or decrease your contract value and/or your transfer or surrender amount.
     2    We currently do not impose this charge, but may do so in the future.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Trust or Fund fees and expenses.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE 3....................................  $30
     (We waive this charge if the total of your premium payments is $100,000 or more or if your contract value at the end of a contract year is $100,000 or more.)

     3    We deduct this charge on each contract anniversary and on surrender.

SEPARATE ACCOUNT ANNUAL CHARGES 4

     ---------------------------------------------------------------------------
                                                       ENHANCED DEATH BENEFITS
                                           STANDARD    -----------------------
                                             DEATH      QUARTERLY
                                            BENEFIT      RATCHET       MAX 7
     ---------------------------------------------------------------------------
     Mortality & Expense Risk Charge         1.25%         1.50%       1.70%
     Asset-Based Administrative Charge       0.15%         0.15%       0.15%
         Total                               1.40%         1.65%       1.85%
     ---------------------------------------------------------------------------

     4 As a percentage of average daily assets in each subaccount. The Separate Account Annual Charges are deducted daily.

EARNINGS MULTIPLIER BENEFIT RIDER CHARGE 5

     ----------------------------------------------------------------------
     As an Annual Charge            As a Quarterly Charge
     ----------------------------------------------------------------------
     0.30% of contract value        0.075% of contract value
     ----------------------------------------------------------------------

     5 We deduct the rider charge from the subaccounts in which you are invested on each quarterly contract anniversary and pro-rata on termination of the Contract; if the value in the subaccounts is insufficient, the rider charge will be deducted from the Fixed Interest Allocation(s) nearest maturity, and the amount deducted may be subject to a Market Value Adjustment.

OPTIONAL RIDER CHARGES 6

     MINIMUM GUARANTEED INCOME BENEFIT RIDER:

     -----------------------------------------------------------------------------------
     MGIB Rate        As an Annual Charge               As a Quarterly Charge
     -----------------------------------------------------------------------------------
     7%               0.75% of the MGIB Charge Base7    0.1875% of the MGIB Charge Base7
     -----------------------------------------------------------------------------------

     MINIMUM GUARANTEED WITHDRAWAL BENEFIT RIDER:

     ----------------------------------------------------------------------
     As an Annual Charge            As a Quarterly Charge
     ----------------------------------------------------------------------
     0.35% of contract value        0.0875% of contract value
     ----------------------------------------------------------------------

     6 We deduct optional rider charges from the subaccounts in which you are invested on each quarterly contract anniversary and pro-rata on termination of the Contract; if the value in the subaccounts is insufficient, the optional rider charges will be deducted from the Fixed Interest Allocation(s) nearest maturity, and the amount deducted may be subject to a Market Value Adjustment.

     7 The MGIB Charge Base generally depends on the amount of premiums you pay during the first five contract years after you purchase the rider, when you pay the premiums, less a pro-rata deduction for any withdrawal made while the MGIB rider is in effect and accumulated at the MGIB Rate. The MGIB Charge Base is tracked separately for Covered, Special and Excluded Funds, based on initial allocation of premium (or contract value), subsequent allocation of eligible premium, withdrawals and transfers. Withdrawals and transfers between Covered, Special and Excluded Funds may reduce the applicable MGIB Charge Base by more than the amount withdrawn or transferred.

TRUST OR FUND EXPENSES
The next item shows the minimum and maximum total operating expenses charged by the Trust or Fund that you may pay periodically during the time that you own the Contract. More detail concerning each Trust or Fund's fees and expenses is contained in the prospectus for each Trust or Fund.

     ---------------------------------------------------------------------------
     TOTAL ANNUAL TRUST OR FUND OPERATING EXPENSES        MINIMUM      MAXIMUM
     ---------------------------------------------------------------------------
     (expenses that are deducted from Trust or Fund
     assets, including management fees, distribution
     and/or service (12b-1) fees8, and other expenses):     0.71%       2.07%
     ---------------------------------------------------------------------------

     8 The Company may receive compensation from each of the funds or the funds' affiliates based on an annual percentage of the average net assets held in that fund by the Company. The percentage paid may vary from one fund company to another. For certain funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the Fund or Trust prospectuses. The Company may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by the Company to the funds or the funds' affiliates. These additional payments are made by the funds or the funds' affiliates to the Company and do not increase, directly or indirectly, the fees and expenses shown above.

The following table shows the annual operating expenses separately for each Trust or Fund.

FUND EXPENSE TABLE1

The column labeled "Total Fund Annual Expenses Without Waivers or Reductions" shows the total annual operating expenses charged by a Trust or Fund, absent expense reimbursement or fee waiver arrangements. The column labeled "Net Fund Expenses After Waivers or Reductions" shows such total annual operating expenses after applicable expense reimbursement or fee waiver arrangements where the Trust or Fund has committed to continue such reimbursement or waiver through December 31, 2004. Expenses shown are actual expenses as of 12/31/02 unless otherwise noted.

                                                                                               TOTAL FUND
                                                                     DISTRIBUTION                ANNUAL                    NET FUND
                                                                        AND/OR                  EXPENSES       TOTAL       EXPENSES
                                                         INVESTMENT     SERVICE                  WITHOUT      WAIVERS       AFTER
                                                          ADVISORY      (12B-1)     OTHER      WAIVERS OR        OR       WAIVERS OR
FUND NAME                                                   FEES          FEE      EXPENSES    REDUCTIONS    REDUCTIONS   REDUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio (Class S2)             0.48%        0.25%       0.10%        0.83%         0.00%        0.83%
ING AIM Mid Cap Growth Portfolio (Class S)                  0.69%        0.25%       0.01%        0.95%         0.00%        0.95%
ING Alliance Mid Cap Growth Portfolio (Class S)             0.78%        0.25%       0.02%        1.05%         0.00%        1.05%
ING Developing World Portfolio (Class S)                    1.50%        0.25%       0.01%        1.76%         0.00%        1.76%
ING Eagle Asset Value Equity Portfolio (Class S) -          0.69%        0.25%       0.01%        0.95%         0.00%        0.95%
ING FMR Diversified Mid Cap Portfolio (Class S)             0.75%        0.25%       0.01%        1.01%         0.00%        1.01%
ING Janus Growth and Income Portfolio (Class S) -           0.85%        0.25%       0.01%        1.11%         0.00%        1.11%
ING Janus Special Equity Portfolio (Class S)                0.85%        0.25%       0.01%        1.11%         0.00%        1.11%
ING Jennison Equity Opportunities Portfolio (Class S)       0.69%        0.25%       0.01%        0.95%         0.00%        0.95%
ING JPMorgan Fleming International Portfolio
   (Service Class)                                          0.80%        0.25%       0.20%        1.25%         0.00%        1.25%
ING JPMorgan Small Cap Equity Portfolio (Class S) -         0.90%        0.25%       0.01%        1.16%         0.00%        1.16%
ING Julius Baer Foreign Portfolio (Class S)                 1.00%        0.25%       0.01%        1.26%         0.00%        1.26%
ING Marsico Growth Portfolio (Class S)                      0.78%        0.25%       0.01%        1.04%         0.00%        1.04%
ING MFS Mid Cap Growth Portfolio (Class S)                  0.64%        0.25%       0.02%        0.91%         0.00%        0.91%
ING MFS Research Portfolio (Class S)                        0.64%        0.25%       0.02%        0.91%         0.00%        0.91%
ING PIMCO Core Bond Portfolio (Class S)                     0.66%        0.25%       0.02%        0.93%         0.00%        0.93%
ING Salomon Brothers Aggressive Growth Portfolio
   (Service Class)                                          0.69%        0.25%       0.13%        1.07%         0.00%        1.07%
ING Salomon Brothers All Cap Portfolio (Class S)            0.75%        0.25%       0.01%        1.01%         0.00%        1.01%
ING Salomon Brothers Investors Portfolio (Class S)          0.75%        0.25%       0.01%        1.01%         0.00%        1.01%
ING T. Rowe Price Capital Appreciation Portfolio
   (Class S)                                                0.69%        0.25%       0.01%        0.95%         0.00%        0.95%
ING T. Rowe Price Equity Income Portfolio (Class S)         0.69%        0.25%       0.01%        0.95%         0.00%        0.95%
ING Van Kampen Global Franchise Portfolio (Class S)         1.00%        0.25%       0.01%        1.26%         0.00%        1.26%
ING Van Kampen Growth and Income Portfolio
   (Class S)                                                0.69%        0.25%       0.01%        0.95%         0.00%        0.95%
ING Van Kampen Real Estate Portfolio (Class S)              0.69%        0.25%       0.01%        0.95%         0.00%        0.95%
ING VP Bond Portfolio (Class S)                             0.40%        0.25%       0.09%        0.74%         0.00%        0.74%
ING VP Growth Opportunities Portfolio (Service Class)       0.75%        0.25%       0.58%        1.58%         0.48%        1.10%
ING VP Index Plus LargeCap Portfolio (Class S)              0.35%        0.25%       0.11%        0.71%         0.00%        0.71%
ING VP MagnaCap Portfolio (Service Class)                   0.75%        0.25%       0.45%        1.45%         0.35%        1.10%
ING VP SmallCap Opportunities Portfolio
   (Service Class)                                          0.75%        0.25%       0.49%        1.49%         0.39%        1.10%
ING VP Worldwide Growth Portfolio (Service Class)           1.00%        0.25%       0.82%        2.07%         0.84%        1.23%
PIMCO High Yield Portfolio (Class S)                        0.25%        0.15%       0.36%        0.76%         0.00%        0.76%
ProFund VP Bull                                             0.75%        0.25%       0.91%        1.91%         0.00%        1.91%
ProFund VP Small-Cap                                        0.75%        0.25%       0.97%        1.97%         0.00%        1.97%
Wells Fargo VT Asset Allocation Fund                        0.55%        0.25%       0.23%        1.03%         0.00%        1.03%
Wells Fargo VT Equity Income Fund                           0.55%        0.25%       0.30%        1.10%         0.00%        1.10%
Wells Fargo VT Equity Value Fund                            0.55%        0.25%       0.48%        1.28%         0.00%        1.28%
Wells Fargo VT Large Company Growth Fund                    0.55%        0.25%       0.29%        1.09%         0.00%        1.09%
Wells Fargo VT Money Market Fund                            0.40%        0.25%       0.32%        0.97%         0.00%        0.97%
Wells Fargo VT Small Cap Growth Fund                        0.75%        0.25%       0.33%        1.33%         0.00%        1.33%
Wells Fargo VT Total Return Bond Fund                       0.45%        0.25%       0.33%        1.03%         0.00%        1.03%

Footnotes to the "Fund Expense Table"

     1 The Company may receive compensation from each of the funds or the funds' affiliates based on an annual percentage of the average net assets held in that fund by the Company. The percentage paid may vary from one fund company to another. For certain funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in this Fund Expense Table and the fund prospectuses. The Company may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by the Company to the funds or the funds' affiliates. These additional payments are made by the funds or the funds' affiliates to the Company and do not increase, directly or indirectly, the fees and expenses shown above. See "Fees - Fund Expenses" for additional information.

Premium taxes (which currently range from 0% to 3.5% of premium payments) may apply, but are not reflected in the above table or in the example below.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and Trust or Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Trusts or Funds. Specifically, the Example assumes election of the Max 7 Enhanced Death Benefit and election of the earnings multiplier benefit rider with a charge of 0.30% of the contract value annually. The Example reflects the deduction of a mortality and expense risk charge, an asset-based administrative charge, and the annual contract administrative charge as an annual charge of 0.05% of assets. The Example also assumes you elected an optional benefit rider with the highest cost, an assumed charge of 1.14% annually, where the rider base is equal to the initial premium and increases by 7% annually, and the rider charge is assessed each quarter on a base equal to the hypothetical $10,000 premium increasing at 7% per year. The assumed annual rider charge of 1.14% results from the assumption of a 7% annual increase in the rider base but only a 5% earnings increase in the contract value before expenses. Thus, 1.14% represents an annual charge over the 10-year period which is equivalent to a charge of 0.1875% of rider base per quarter over the same period. Note that surrender charges may apply if you choose to annuitize your Contract within the first 5 contract years, and under certain circumstances, within the first 8 contract years.

The Example reflects the maximum charges for February-2004 contract owners. If you elect different options or are not a February-2004 contract owner, your expenses will be lower. The example also takes into account contractual limitations on Trust or Fund expenses that require reimbursement or waiver of expenses, but only for the period of the contractual limitation.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
1)   If you surrender your contract at the end of the applicable time period:
               1 year         3 years        5 years        10 years
               $1,340         $2,213         $3,077         $5,300
2)   If you annuitize at the end of the applicable time period:
               1 year         3 years        5 years        10 years
               $1,340         $2,213         $3,077         $5,300
3)   If you do not surrender your contract:
               1 year         3 years        5 years        10 years
               $540           $1,613         $2,677         $5,300
--------------------------------------------------------------------------------

Compensation is paid for the sale of the Contracts. For information about this compensation, see "Selling the Contract."

--------------------------------------------------------------------------------
CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

ACCUMULATION UNIT

We use accumulation units to calculate the value of a Contract. Each subaccount of Separate Account B has its own accumulation unit value. The accumulation units are valued each business day that the New York Stock Exchange is open for trading. Their values may increase or decrease from day to day according to a Net Investment Factor, which is primarily based on the investment performance of the applicable investment portfolio. Shares in the investment portfolios are valued at their net asset value.

Tables containing (i) the accumulation unit value history of each subaccount of ING USA Separate Account B offered in this prospectus and (ii) the total investment value history of each such subaccount are presented in "Appendix A -- Condensed Financial Information." The numbers show the year-end unit values of each subaccount from the time purchase payments were first received in the subaccounts under the Contract.

THE NET INVESTMENT FACTOR

The Net Investment Factor is an index number which reflects certain charges under the Contract and the investment performance of the subaccount. The Net Investment Factor is calculated for each subaccount as follows:

     1) We take the net asset value of the subaccount at the end of each business day.

     2) We add to (1) the amount of any dividend or capital gains distribution declared for the subaccount and reinvested in such subaccount. We subtract from that amount a charge for our taxes, if any.

     3) We divide (2) by the net asset value of the subaccount at the end of the preceding business day.

     4) We then subtract the applicable daily mortality and expense risk charge and the daily asset-based administrative charge from the subaccount.

Calculations for the subaccounts are made on a per share basis.

The Net Rate of Return equals the Net Investment Factor minus one.

PERFORMANCE INFORMATION

From time to time, we may advertise or include in reports to contract owners performance information for the subaccounts of Separate Account B, including the average annual total return performance, yields and other nonstandard measures of performance. Such performance data will be computed, or accompanied by performance data computed, in accordance with standards defined by the SEC.

Except for the Wells Fargo VT Money Market subaccount, quotations of yield for the subaccounts will be based on all investment income per unit (contract value divided by the accumulation unit) earned during a given 30-day period, less expenses accrued during such period. Information on standard total average annual return performance will include average annual rates of total return for 1, 5 and 10 year periods, or lesser periods depending on how long Separate Account B has been investing in the portfolio. We may show other total returns for periods of less than one year. We will base total return figures on the actual historic performance of the subaccounts of Separate Account B, assuming an investment at the beginning of the period when the separate account first invested in the portfolios, and withdrawal of the investment at the end of the period, adjusted to reflect the deduction of all applicable portfolio and current contract charges. We may also show rates of total return on amounts invested at the beginning of the period with no withdrawal at the end of the period. Total return figures which assume no withdrawals at the end of the period will reflect all recurring charges, but will not reflect the surrender charge. In addition, we may present historic performance data for the investment portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts of Separate Account B. This data is designed to show the performance that would have resulted if the Contract had been in existence before the separate account began investing in the portfolios.

Current yield for the Wells Fargo VT Money Market subaccount is based on income received by a hypothetical investment over a given 7-day period, less expenses accrued, and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks). We calculate "effective yield" for the Wells Fargo VT Money Market subaccount in a manner similar to that used to calculate yield, but when annualized, the income earned by the investment is assumed to be reinvested. The "effective yield" will thus be slightly higher than the "yield" because of the compounding effect of earnings. We calculate quotations of yield for the remaining subaccounts on all investment income per accumulation unit earned during a given 30-day period, after subtracting fees and expenses accrued during the period, assuming no surrender. YOU SHOULD BE AWARE THAT THERE IS NO GUARANTEE THAT THE WELLS FARGO VT MONEY MARKET SUBACCOUNT WILL HAVE A POSITIVE OR LEVEL RETURN.

We may compare performance information for a subaccount to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, or any other applicable market indices, (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies), or any other rating service, and
(iii) the Consumer Price Index (measure for inflation) to determine the real rate of return of an investment in the Contract. Our reports and promotional literature may also contain other information including the ranking of any subaccount based on rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by similar rating services.

Performance information reflects only the performance of a hypothetical contract and should be considered in light of other factors, including the investment objective of the investment portfolio and market conditions. Please keep in mind that past performance is not a guarantee of future results.

FINANCIAL STATEMENTS

The following statements for Golden American Separate Account B (now ING USA Annuity and Life Insurance Company Separate Account B) are included in the Statement of Additional Information: the statement of assets and liabilities as of December 31, 2002, along with the related statement of operations for the year then ended and the statements of changs in net assets for each of the two years then ended; also, the statement of assets and liabilities as of September 30, 2003, along with the statements of operations and changes in net assets for the nine months then ended.

The following consolidated financial statements for Golden American (now ING USA Annuity and Life Insurance Company) are included in the Statement of Additional
Information: the consolidated balance sheets for the years ended December 31, 2002 and 2001, along with the consolidated income statements, statements of changes in shareholder's equity, and statements of cash flows for the three years ended December 31, 2002; also, the condensed consolidated balance sheet as of September 30, 2003, along with the condensed consolidated statement of income for the three and nine months ended September 30, 2003 and 2002, and the condensed consolidated statements of changes in shareholder's equity and statements of cash flows for the nine months ended September 30, 2003 and 2002. The financial statements of Golden American presented have not been restated for the effects of Golden's merger in 2004 with United Life and Annuity Insurance Company, USG Annuity and Life Insurance Company and Equitable of Iowa Life Insurance Company.

--------------------------------------------------------------------------------
ING USA ANNUITY AND LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company) ("ING USA") is an Iowa stock life insurance company, which was originally incorporated in Minnesota on January 2, 1973. ING USA is a wholly owned subsidiary of Lion Connecticut Holdings, Inc. ("Lion Connecticut"), which in turn is a wholly owned subsidiary of ING Groep N.V. ("ING"), a global financial services holding company based in the Netherlands. ING USA is authorized to sell insurance and annuities in all states, except New York, and the District of Columbia. Golden American's consolidated financial statements appear in the Statement of Additional Information.

Lion Connecticut is the holding company for Directed Services, Inc., the investment manager of the ING Investors Trust and the distributor of the Contracts, and other interests. ING also owns ING Investments, LLC and ING Investment Management, LLC, portfolio managers of the ING Investors Trust, and the investment managers of the ING Variable Insurance Trust and ING Variable Products Trust and ING Variable Product Portfolios, respectively. ING also owns Baring International Investment Limited, another portfolio manager of the ING Investors Trust.

Our principal office is located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

--------------------------------------------------------------------------------
ING USA SEPARATE ACCOUNT B
--------------------------------------------------------------------------------

ING USA Separate Account B (formerly Golden American Separate Account B) ("Separate Account B") was established as a separate account of the Company on July 14, 1988. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 as amended (the "1940 Act"). Separate Account B is a separate investment account used for our variable annuity contracts. We own all the assets in Separate Account B but such assets are kept separate from our other accounts. Separate Account B is divided into subaccounts. Each subaccount invests exclusively in shares of one investment portfolio of a Trust or Fund. Each investment portfolio has its own distinct investment objectives and policies. Income, gains and losses, realized or unrealized, of a portfolio are credited to or charged against the corresponding subaccount of Separate Account B without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from subaccounts whose assets we attribute to other variable annuity contracts supported by Separate Account B. If the assets in Separate Account B exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits and make all payments provided under the Contracts.

Note: We currently offer other variable annuity contracts that invest in Separate Account B, but are not discussed in this prospectus. Separate Account B may also invest in other investment portfolios which are not available under your Contract. Under certain circumstances, we may make certain changes to the subaccounts. For more information, see "The Annuity Contract -- Addition, Deletion, or Substitution of Subaccounts and Other Changes."

--------------------------------------------------------------------------------
THE TRUSTS AND FUNDS
--------------------------------------------------------------------------------

YOU WILL FIND INFORMATION ABOUT THE TRUSTS AND FUNDS CURRENTLY AVAILABLE UNDER YOUR CONTRACT IN APPENDIX B -- THE INVESTMENT PORTFOLIOS. A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH TRUST OR FUND MAY BE OBTAINED BY CALLING OUR CUSTOMER SERVICE CENTER AT 800-366-0066. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

If, due to differences in tax treatment or other considerations, the interests of contract owners of various contracts participating in the Trusts or Funds conflict, we, the Boards of Trustees or Directors of the Trusts or Funds, and any other insurance companies participating in the Trusts or Funds will monitor events to identify and resolve any material conflicts that may arise.

--------------------------------------------------------------------------------
RESTRICTED FUNDS
--------------------------------------------------------------------------------

We may, with 30 days notice to you, designate any investment option as a Restricted Fund and limit the amount you may allocate or transfer to a Restricted Fund. We may also change the limitations on existing contracts with respect to new premiums added to investment portfolios and with respect to new transfers to investment portfolios. We may establish any limitations, at our discretion, as a percentage of premium or contract value, or as a specified dollar amount, and change the limitation at any time. Currently, we have not designated any investment option as a Restricted Fund. If we designate an investment option as a Restricted Fund or set applicable limitations, such change will apply only to transactions made after the designation.

We limit your investment in the Restricted Funds on an aggregate basis for all Restricted Funds and for each individual Restricted Fund. Currently, we limit an investment in Restricted Funds to the following limitations: no more than $999,999,999, and no more than 30 percent of contract value. We may change these limits, in our discretion, for new contracts, premiums, transfers or withdrawals.

We monitor the aggregate and individual limits on investments in Restricted Funds for each transaction (e.g. premium payments, reallocations, withdrawals, dollar cost averaging). If the contract value in the Restricted Funds has increased beyond the applicable limit due to market growth, we will not require the reallocation or withdrawal of contract value from the Restricted Funds. However, if the contract value in the Restricted Funds exceeds the aggregate limit, if you take a withdrawal, it must come from either the Restricted Funds or pro-rata from all investment options in which contract value is allocated, so that the percentage of contract value in the Restricted Funds following the withdrawal is less than or equal to the percentage of contract value in the Restricted Funds prior to the withdrawal.

We will not permit a transfer to the Restricted Funds if it would increase the contract value in the Restricted Fund or in all Restricted Funds to more than the applicable limits set forth above. We will not limit transfers from Restricted Funds. If the multiple reallocations lower the percentage of total contract value in Restricted Funds, we will permit the reallocation even if the percentage of contract value in a Restricted Fund is greater than its limit.

Please see "Withdrawals" and "Transfers Among Your Investments" in this prospectus for more information on the effect of Restricted Funds.

--------------------------------------------------------------------------------
COVERED FUNDS, SPECIAL FUNDS AND EXCLUDED FUNDS
--------------------------------------------------------------------------------

For purposes of determining death benefits and benefits under the optional benefit riders (but not the earnings multiplier benefit rider), we assign the investment options to one of three categories of funds. The categories are:

     1)   Covered Funds;

     2)   Special Funds; and

     3)   Excluded Funds.

Allocations to Covered Funds participate fully in all guaranteed benefits. Allocations to Special Funds could affect the death benefit and/or optional benefit rider guarantee that may otherwise be provided. Allocations to Excluded Funds do not participate in any guaranteed benefits, due to their potential for volatility. No investment options are currently designated as Excluded Funds.

Designation of investment options under these categories may vary by benefit. For example, we may designate an investment option a Special Fund for purposes of calculating a benefit under an optional benefit rider, but not a death benefit, or for calculating one death benefit and not another. We may, with 30 days notice to you, designate any investment option as a Special or Excluded Fund with respect to new premiums added to such investment option and also with respect to new transfers to such investment option. Please see Appendix G for examples.

--------------------------------------------------------------------------------
CHARGES AND FEES
--------------------------------------------------------------------------------

We deduct the Contract charges described below to compensate us for our costs and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for distributing and administering the Contracts, including compensation and expenses paid in connection with sales of the Contracts, for paying the benefits payable under the Contracts and for bearing various risks associated with the Contracts. The amount of a Contract charge will not always correspond to the actual costs associated with the charge. For example, the surrender charge collected may not fully cover all of the distribution expenses incurred by us with the service or benefits provided. If there are any profits from fees and charges deducted under the Contract, including the mortality and expense risk charge and rider and benefit charges, we may use such profits to finance the distribution of Contracts.

CHARGE DEDUCTION SUBACCOUNT

You may elect to have all charges against your contract value deducted directly from a single subaccount designated by the Company. Currently we use the Wells Fargo VT Money Market subaccount for this purpose. If you do not elect this option, or if the amount of the charges is greater than the amount in the designated subaccount, we will deduct the charges as discussed below. You may cancel this option at any time by sending satisfactory notice to our Customer Service Center.

CHARGES DEDUCTED FROM THE CONTRACT VALUE

We deduct the following charges from your contract value:

     SURRENDER CHARGE. We will deduct a contingent deferred sales charge (a "surrender charge") if you surrender your Contract or if you take a withdrawal in excess of the Free Withdrawal Amount during the 8-year period from the date we receive and accept a premium payment. We base the surrender charge on a percentage of each premium payment withdrawn. The surrender charge is based on the amount requested for withdrawal. The surrender charge is deducted from the contract value remaining after you have received the amount requested for withdrawal. This charge is intended to cover sales expenses that we have incurred. We may reduce or waive the surrender charge in certain situations. We will never charge more than the maximum surrender charge. The percentage of premium payments deducted at the time of surrender or excess withdrawal depends on the number of complete years that have elapsed since that premium payment was made. We determine the surrender charge as a percentage of each premium payment as follows:

     COMPLETE YEARS ELAPSED        0    1    2    3    4    5    6    7    8+
        SINCE PREMIUM PAYMENT
     SURRENDER CHARGE              8%   7%   6%   5%   4%   3%   2%   1%   0%

     WAIVER OF SURRENDER CHARGE FOR EXTENDED MEDICAL CARE. We will waive the surrender charge in most states in the following events: (i) you begin receiving qualified extended medical care on or after the first contract anniversary for at least 45 days during a 60-day period and we receive your request for the surrender or withdrawal, together with all required documentation at our Customer Service Center during the term of your care or within 90 days after the last day of your care; or (ii) you are first diagnosed by a qualified medical professional, on or after the first contract anniversary, as having a qualifying terminal illness. We have the right to require an examination by a physician of our choice. If we require such an examination, we will pay for it. You are required to send us satisfactory written proof of illness. See your Contract for more information. The waiver of surrender charge may not be available in all states.

     FREE WITHDRAWAL AMOUNT. The Free Withdrawal Amount is the total of (i) your cumulative earnings (which is your contract value less premium payments received and prior withdrawals), and (ii) 10% of premium payments not previously withdrawn received within 8 years prior to the date of the withdrawal.

     SURRENDER CHARGE FOR EXCESS WITHDRAWALS. We will deduct a surrender charge for excess withdrawals, which may include a withdrawal you make to satisfy required minimum distribution requirements under the Internal Revenue Code (the "Code"). We consider a withdrawal to be an excess withdrawal when the amount you withdraw in any contract year exceeds the Free Withdrawal Amount. When you are receiving systematic withdrawals, any combination of regular withdrawals taken and any systematic withdrawals expected to be received in a contract year will be included in determining the amount of the excess withdrawal. Such a withdrawal will be considered a partial surrender of the Contract and we will impose a surrender charge and any associated premium tax. We will deduct such charges from the contract value in proportion to the contract value in each subaccount or Fixed Interest Allocation from which the excess withdrawal was taken. In instances where the excess withdrawal equals the entire contract value in such subaccounts or Fixed Interest Allocations, we will deduct charges proportionately from all other subaccounts and Fixed Interest Allocations in which you are invested. ANY WITHDRAWAL FROM A FIXED INTEREST ALLOCATION MORE THAN 30 DAYS BEFORE ITS MATURITY DATE WILL

TRIGGER A MARKET VALUE ADJUSTMENT. See Appendix C and the Fixed Account II Prospectus for more information.

For the purpose of calculating the surrender charge for an excess withdrawal:
(i) we treat premiums as being withdrawn on a first-in, first-out basis; and
(ii) amounts withdrawn which are not considered an excess withdrawal are not considered a withdrawal of any premium payments. We have included an example of how this works in Appendix E. Although we treat premium payments as being withdrawn before earnings for purpose of calculating the surrender charge for excess withdrawals, the federal tax law treats earnings as withdrawn first.

     PREMIUM TAXES. We may charge for state and local premium taxes depending on your state of residence. These taxes can range from 0% to 3.5% of the premium payment. We have the right to change this amount to conform with changes in the law or if you change your state of residence. We deduct the premium tax from your contract value on the annuity start date. However, some jurisdictions impose a premium tax at the time initial and additional premiums are paid, regardless of when the annuity payments begin. In those states we may defer collection of the premium taxes from your contract value and deduct it when you surrender the Contract, when you take an excess withdrawal or on the annuity start date.

     ADMINISTRATIVE CHARGE. We deduct an annual administrative charge on each Contract anniversary. If you surrender your Contract prior to a Contract anniversary, we deduct an administrative charge when we determine the cash surrender value payable to you. The charge is $30 per Contract. We waive this charge if your contract value is $100,000 or more at the end of a contract year or the total of your premium payments is $100,000 or more or under other conditions established by ING USA. We deduct the charge proportionately from all subaccounts in which you are invested. If there is no contract value in those subaccounts, we will deduct the charge from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until the charge has been paid.

     TRANSFER CHARGE. We currently do not deduct any charges for transfers made during a contract year. We have the right, however, to assess up to $25 for each transfer after the twelfth transfer in a contract year. The charge will not apply to any transfers due to the election of dollar cost averaging or automatic rebalancing.

CHARGES DEDUCTED FROM THE SUBACCOUNTS

     MORTALITY AND EXPENSE RISK CHARGE. The amount of the mortality and expense risk charge depends on the death benefit you have elected and on the category of contract owner to which you belong. We deduct the charge each business day based on the assets you have in each subaccount. If there are any profits from the mortality and expense risk charge, we may use such profits to finance the distribution of contracts.

     --------------------------------------------------------------------
                              QUARTERLY RATCHET             MAX 7
          STANDARD                 ENHANCED                ENHANCED
       DEATH BENEFIT            DEATH BENEFIT           DEATH BENEFIT
     --------------------------------------------------------------------
                 ANNUAL                  ANNUAL                  ANNUAL
                 CHARGE                  CHARGE                  CHARGE
                EXPRESSED               EXPRESSED               EXPRESSED
     ANNUAL     AS DAILY     ANNUAL     AS DAILY     ANNUAL     AS DAILY
     CHARGE       RATE       CHARGE       RATE       CHARGE       RATE

      1.25%     0.003446%     1.50%     0.004141%     1.70%     0.004697%
     --------------------------------------------------------------------

A description of the mortality and expense risk charges for contract owners other than Yr-2004 contract owners is included in the appendices. See "The Annuity Contract -- Contract Owner Categories." PLEASE RETAIN THIS PROSPECTUS AND THE APPENDIX THAT IS APPLICABLE TO YOU SO YOU WILL HAVE IT FOR FUTURE REFERENCE.

     ASSET-BASED ADMINISTRATIVE CHARGE. The amount of the asset-based administrative charge, on an annual basis, is equal to 0.15% of the assets you have in each subaccount. We deduct the charge from your assets in each subaccount on each business day at the rate of 0.000411% for each day since the previous business day.

     EARNINGS MULTIPLIER BENEFIT CHARGE. Subject to state availability, you may purchase the earnings multiplier benefit rider for a non-qualified Contract either at issue or on the next contract anniversary following the introduction of the benefit in your state, if later. So long as the rider is in effect, we will deduct a separate quarterly charge for the rider through a pro-rata reduction of the contract value of the subaccounts in which you are invested. If there is insufficient contract value in the subaccounts, we will deduct the charges from your Fixed Interest Allocations starting with the allocation nearest its maturity date. If that is insufficient, we will deduct the charge from the allocation next nearest its maturity date, and so on. We deduct the rider charge on each quarterly contract anniversary in arrears, meaning we deduct the first charge on the first quarterly anniversary following the rider date. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current contract value immediately prior to the surrender or annuitization. The quarterly charge for the earnings multiplier benefit rider is 0.075% (0.30% annually). For a description of the rider, see "Earnings Multiplier Benefit Rider."

     OPTIONAL RIDER CHARGES. In addition to the earnings multiplier benefit rider, subject to state availability, you may purchase one of two optional benefit riders that you may elect at issue. So long as the rider is in effect, we will deduct a separate quarterly charge for each optional benefit rider through a pro-rata reduction of the contract value of the subaccounts in which you are invested. If there is insufficient contract value in the subaccount, we will deduct the charges from your Fixed Interest Allocations nearest their maturity date. We deduct each rider charge on each quarterly contract anniversary in arrears, meaning we deduct the first charge on the first quarterly anniversary following the rider date. For a description of the riders and the defined terms used in connection with the riders, see "The Annuity Contract -- Optional Riders."

     MINIMUM GUARANTEED INCOME BENEFIT (MGIB). The charge for the MGIB rider is as follows:

     -----------------------------------------------------------------------------------
     MGIB Rate        As an Annual Charge               As a Quarterly Charge
     -----------------------------------------------------------------------------------
     7%               0.75% of the MGIB Charge Base     0.1875% of the MGIB Charge Base
     -----------------------------------------------------------------------------------

     MINIMUM GUARANTEED WITHDRAWAL BENEFIT (MGWB). The annual charge for the MGWB rider is 0.35% (0.0875% quarterly) of the contract value. The charge is deducted from the contract value on each quarterly contract anniversary date, in arrears. We will deduct charges only during the period before your Contract's Automatic Periodic Benefit Status. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge immediately prior to the surrender or annuitization.

Please see the appendix that is applicable to you for the optional rider charges under your Contract.

TRUST AND FUND EXPENSES

Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, certain portfolios deduct a service fee, which is used to compensate service providers for administrative and contract holder services provided on behalf of the portfolios, and certain portfolios deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of shares of the applicable portfolio. See "Fees and Expenses -- Trust or Fund Expenses."

--------------------------------------------------------------------------------
THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

The Contract described in this prospectus is a deferred combination variable and fixed annuity contract. The Contract provides a means for you to invest in one or more of the available mutual fund portfolios of the Trusts and Funds through Separate Account B. It also provides a means for you to invest in a Fixed Interest Allocation through the Fixed Account. See Appendix C and the Fixed Account II prospectus for more information on the Fixed Account.

CONTRACT DATE AND CONTRACT YEAR

The date the Contract became effective is the contract date. Each 12-month period following the contract date is a contract year.

CONTRACT OWNER

You are the contract owner. You have the rights and options described in the Contract. One or more persons may own the Contract. If there are multiple owners named, the age of the oldest owner will determine the applicable death benefit if such death benefit is available for multiple owners.

The death benefit becomes payable when you die. In the case of a sole contract owner who dies before the annuity start date, we will pay the beneficiary the death benefit then due. The sole contract owner's estate will be the beneficiary if no beneficiary has been designated or the beneficiary has predeceased the contract owner. In the case of a joint owner of the Contract dying before the annuity start date, we will designate the surviving contract owner as the beneficiary. This will override any previous beneficiary designation.

If the contract owner is a trust and a beneficial owner of the trust has been designated, the beneficial owner will be treated as the contract owner for determining the death benefit. If a beneficial owner is changed or added after the contract date, we will treat this as a change of contract owner for determining the death benefit (likely a taxable event). If no beneficial owner of the trust has been designated, the availability of Enhanced Death Benefits will be based on the age of the annuitant at the time you purchase the Contract.

     CONTRACT OWNER CATEGORIES. There are five categories of contract owners covered by this prospectus. For ease of reference, they are called Yr-2001, May-2002, Yr-2003, May-2003 and Yr-2004 contract owners. If you are a contract owner, the category of your Contract is indicated on your quarterly statements. If you are unsure which category applies to you, please call our Customer Service Center. The telephone number is (800) 366-0066.

The following is a general description of the categories:

     ---------------------------------------------------------------------------
     YR-2001: Contracts purchased on or after January 1, 2001, which offer five death benefit options, including the Annual Ratchet Enhanced Death Benefit to age 90, offer an earnings multiplier benefit option and optional benefit riders and under which the determination of benefits when there are allocations to Special Funds is based on the better of the original Yr-2001 benefit calculation and the Special Funds "floor" (as available in the state of issue at the time of purchase).
     ---------------------------------------------------------------------------
     MAY-2002: Contracts purchased on or after May 1, 2002, which offer five death benefit options, including the Annual Ratchet Enhanced Death Benefit to age 90, offer an earnings multiplier benefit option and optional benefit riders, and under which the determination of benefits when there are allocations to Special Funds is the same as the Special Funds "floor," but all withdrawals are pro-rata (as available in the state of issue at the time of purchase).
     ---------------------------------------------------------------------------
     YR-2003: Contracts purchased on or after February 4, 2003 which have the same death benefits and living benefits as May-2002 Contracts, but have a different calculation of the Minimum Guaranteed Income Benefit and higher charges for all three living benefit optional riders (as available in the state of issue at the time of purchase).
     ---------------------------------------------------------------------------
     MAY-2003: Contracts purchased on or after May 1, 2003 which are the same as
               Yr-2003, but do not offer the Deferred Ratchet Enhanced Death Benefit.
     ---------------------------------------------------------------------------
     YR-2004: Contracts purchased on or after February 13, 2004 which offer the Quarterly Ratchet Death Benefit, do not offer the 7% Solution Death Benefit, do not offer the Minimum Guaranteed Accumulation Benefit and offer a Minimum Guaranteed Withdrawal Benefit with reset and step-up benefit options (as available in the state of issue at the time of purchase).
     ---------------------------------------------------------------------------

A description of benefits and charges for Yr-2001, May-2002, Yr-2003 and May-2003 contract owners is included in the appendices to this prospectus, to the extent they differ from those described in this prospectus for Yr-2004 contract owners. PLEASE RETAIN THIS PROSPECTUS AND THE APPENDIX THAT IS APPLICABLE TO YOU SO YOU WILL HAVE IT FOR FUTURE REFERENCE.

     JOINT OWNER. For non-qualified Contracts only, joint owners may be named in a written request before the Contract is in effect. Joint owners may independently exercise transfers and other transactions allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them. All rights of a joint owner end at death of that owner if the other joint owner survives. The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner and the death benefit will be payable. Joint owners may only select the Standard Death Benefit option. The earnings multiplier benefit rider is not available when there are joint owners.

Any addition or deletion of a joint owner is treated as a change of owner which may affect the amount of the death benefit. See "Change of Contract Owner or Beneficiary" below. If you have elected an Enhanced Death Benefit, and you add a joint owner, the Enhanced Death Benefit from the date of change will end. If the older joint owner is attained age 85 or under, the Standard Death Benefit will apply. If the older joint owner is attained age 86 or over on the date of the ownership change, the death benefit will be the cash surrender value. The mortality and expense risk charge going forward will reflect the change in death benefit. If you elected the earnings multiplier benefit rider, it will terminate if you add a joint owner. Note that returning a Contract to single owner status will not restore any Enhanced Death Benefit or the earnings multiplier benefit. Unless otherwise specified, the term "age" when used for joint owners shall mean the age of the oldest owner.

ANNUITY START DATE

The annuity start date is the date you start receiving annuity payments under your Contract. The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. The accumulation phase is the period between the contract date and the annuity start date. The income phase begins when you start receiving regular annuity payments from your Contract on the annuity start date.

ANNUITANT

The annuitant is the person designated by you to be the measuring life in determining annuity payments. You are the annuitant unless you name another annuitant in the application. The annuitant's age determines when the income phase must begin and the amount of the annuity payments to be paid. The contract owner will receive the annuity benefits of the Contract if the annuitant is living on the annuity start date. You may not change the annuitant after the Contract is in effect.

If the contract owner is an individual, and the annuitant dies before the annuity start date and you have named a contingent annuitant, the contingent annuitant becomes the annuitant. If the annuitant dies before the annuity start date and there is no contingent annuitant, the contract owner will become the annuitant. The contract owner may designate a new annuitant within 60 days of the death of the annuitant. If the annuitant was the sole contract owner and there is no beneficiary designation, the annuitant's estate will be the beneficiary.

If the contract owner is not an individual, and the annuitant dies before the annuity start date, we will pay the designated beneficiary the death benefit then due. If a beneficiary has not been designated, or if there is no designated beneficiary living, the contract owner will be the beneficiary. Regardless of whether a death benefit is payable, if the annuitant dies and any contract owner is not an individual, distribution rules under federal tax law will apply. You should consult your tax adviser for more information if you are not an individual.

BENEFICIARY

The beneficiary is named by you in a written request. The beneficiary is the person who receives any death benefit proceeds. We pay death benefits to the primary beneficiary (unless there are joint owners, in which case death proceeds are payable to the surviving owner(s)).

If the beneficiary dies before the annuitant or the contract owner, we pay the death benefit proceeds to the contingent beneficiary, if any. If there is no surviving beneficiary, we pay the death benefit proceeds to the contract owner's estate.

One or more persons may be a beneficiary or contingent beneficiary. In the case of more than one beneficiary, we will assume any death benefit proceeds are to be paid in equal shares to the surviving beneficiaries.

     CHANGE OF CONTRACT OWNER OR BENEFICIARY. During the annuitant's lifetime, you may transfer ownership of a non-qualified Contract. A change in ownership may affect the amount of the death benefit, the guaranteed minimum death benefit and/or the death benefit option applied to the contract, the amount of the earnings multiplier benefit, if applicable, and the continuation of any other optional rider that you have elected. The new owner's age, as of the date of the change, will be used as the basis for determining the applicable benefits and charges. The new owner's death will determine when a death benefit is payable.

If you have elected the Standard Death Benefit option, the minimum guaranteed death benefit will continue if the new owner is age 85 or under on the date of the ownership change. For the Enhanced Death Benefit options, if the new owner is age 79 or under on the date that ownership changes, the minimum guaranteed death benefit will continue. If the new owner is age 80 to 85, the Enhanced Death Benefit will end, and the death benefit will become the Standard Death Benefit. For all death benefit options, 1) if the new owner's attained age is 86 or over on the date of the ownership change, or 2) if the new owner is not an individual (other than a trust for the benefit of the owner or annuitant), the death benefit will be the cash surrender value. The mortality and expense risk charge going forward will reflect the change in death benefit. Please note that once a death benefit has been changed due to a change in owner, a subsequent change to a younger owner will not restore any Enhanced Death Benefits.

If you have elected the earnings multiplier benefit rider, and the new owner is under age 76, the rider will continue. The benefit will be adjusted to reflect the attained age of the new owner as the issue age. We will use the Maximum Base and Benefit Base percentages in effect on the original rider date to calculate the benefit. If the new owner is age 76 or over, the rider will terminate. If you have not elected the earnings multiplier benefit rider, the new owner may not add the rider upon the change of ownership. If you have elected another optional rider, the rider will terminate upon a change of ownership.

A change of owner likely has tax consequences. See "Federal Tax Considerations" in this prospectus.

You have the right to change beneficiaries during the annuitant's lifetime unless you have designated an irrevocable beneficiary. If you have designated an irrevocable beneficiary, you and the irrevocable beneficiary may have to act together to exercise some of the rights and options under the Contract. You may also restrict a beneficiary's right to elect an annuity option or receive a lump sum payment. If so, such rights or options will not be available to the beneficiary. All requests for changes must be in writing and submitted to our Customer Service Center. The change will be effective as of the day you sign the request. The change will not affect any payment made or action taken by us before recording the change.

PURCHASE AND AVAILABILITY OF THE CONTRACT

We will issue a Contract only if both the annuitant and the contract owner are age 85 or younger.

The initial premium payment must be $5,000 or more ($1,500 for qualified Contracts). You may make additional payments of $100 or more ($50 for qualified Contracts) at any time after the free look period before you turn age 85. Under certain circumstances, we may waive the minimum premium payment requirement. We may also change the minimum initial or additional premium requirements for certain group or sponsored arrangements. An initial or additional premium payment that would cause the contract value of all annuities that you maintain with us to exceed $1,000,000 requires our prior approval. The Contract may not be available to all ages through all broker-dealers.

The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. YOU SHOULD NOT BUY THIS CONTRACT: (I) IF YOU ARE LOOKING FOR A SHORT-TERM INVESTMENT; (II) IF YOU CANNOT RISK GETTING BACK LESS MONEY THAN YOU PUT IN; OR (III) IF YOUR ASSETS ARE IN A PLAN WHICH PROVIDES FOR TAX-DEFERRAL AND YOU SEE NO OTHER REASON TO PURCHASE THIS CONTRACT.

IRAs and other qualified plans already have the tax-deferral feature found in this Contract. For an additional cost, the Contract provides other features and benefits including death benefits and the ability to receive a lifetime income. You should not purchase a qualified Contract unless you want these other features and benefits, taking into account their cost. See "Fees and Expenses" in this prospectus. IF YOU ARE CONSIDERING AN ENHANCED DEATH BENEFIT OPTION AND/OR THE EARNINGS MULTIPLIER BENEFIT RIDER AND YOUR CONTRACT WILL BE AN IRA, SEE "TAXATION OF QUALIFIED CONTRACTS -- INDIVIDUAL RETIREMENT ANNUITIES" AND "TAX CONSEQUENCES OF ENHANCED DEATH BENEFIT" IN THIS PROSPECTUS.

We and our affiliates offer other variable products that may offer some of the same investment portfolios. These products have different benefits and charges, and may or may not better match your needs. If you are interested in learning more about these other products, contact our Customer Service Center or your registered representative.

CREDITING OF PREMIUM PAYMENTS

We will process your initial premium within 2 business days after receipt, if the application and all information necessary for processing the Contract are complete.

We will process subsequent premium payments within 1 business day if we receive all information necessary. In certain states we also accept initial and additional premium payments by wire order. Wire transmittals must be accompanied by sufficient electronically transmitted data. We may retain your initial premium payment for up to 5 business days while attempting to complete an incomplete application. If the application cannot be completed within this period, we will inform you of the reasons for the delay. We will also return the premium payment immediately unless you direct us to hold the premium payment until the application is completed.

We will allocate your initial payment according to the instructions you specified. If a subaccount is not available or requested in error, we will make inquiry about a replacement subaccount. If we are unable to reach you or your representative, we will consider the application incomplete. For initial premium payments designated for a subaccount of Separate Account B, we will credit the payment at the accumulation unit value next determined after we receive your premium payment and the completed application. Once the completed application is received, we will allocate the payment to the subaccounts of Separate Account B specified by you within 2 business days.

We will ask about any missing information related to subsequent payments. We will allocate the subsequent payment(s) pro-rata according to the current variable subaccount allocation unless you specify otherwise. Any fixed allocation(s) will not be considered in the pro-rata calculations. If a subaccount is no longer available or requested in error, we will allocate the subsequent payment(s) proportionally among the other subaccount(s) in your current allocation or your allocation instructions. For any subsequent premium payments, we will credit the payment designated for a subaccount of Separate Account B at the accumulation unit value next determined after receipt of your premium payment and instructions.

Once we allocate your premium payment to the subaccounts selected by you, we convert the premium payment into accumulation units. We divide the amount of the premium payment allocated to a particular subaccount by the value of an accumulation unit for the subaccount to determine the number of accumulation units of the subaccount to be held in Separate Account B with respect to your Contract. The net investment results of each subaccount vary with its investment performance. If your premium payment was transmitted by wire order from your broker/dealer, we will follow one of the following two procedures after we receive and accept the wire order and investment instructions. The procedure we follow depends on state availability and the procedures of your broker/dealer.

     1) If either your state or broker/dealer do not permit us to issue a Contract without an application, we reserve the right to rescind the Contract if we do not receive and accept a properly completed application or enrollment form within 5 days of the premium payment. If we do not receive the application or form within 5 days of the premium payment, we will refund the contract value plus any charges we deducted, and the Contract will be voided. Some states require that we return the premium paid.

     2) If your state and broker/dealer allow us to issue a Contract without an application, we will issue and mail the Contract to you or your representative, together with an Application Acknowledgement Statement for your execution. Until our Customer Service Center receives the executed Application Acknowledgement Statement, neither you nor the broker/dealer may execute any financial transactions on your Contract unless they are requested in writing by you. We may require additional information before complying with your request (e.g., signature guarantee).

In some states, we may require that an initial premium designated for a subaccount of Separate Account B or the Fixed Account be allocated to a subaccount specially designated by the Company (currently, the Wells Fargo VT Money Market subaccount) during the free look period. After the free look period, we will convert your contract value (your initial premium plus any earnings less any expenses) into accumulation units of the subaccounts you previously selected. The accumulation units will be allocated based on the accumulation unit value next computed for each subaccount. Initial premiums designated for Fixed Interest Allocations will be allocated to a Fixed Interest Allocation with the guaranteed interest period you have chosen; however, in the future we may allocate the premiums to the specially designated subaccount during the free look period.

We may also refuse to accept certain forms of premium payments or loan repayments, if applicable, (traveler's checks, for example) or restrict the amount of certain forms of premium payments or loan repayments (money orders totaling more than $5,000, for example). In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning your premium payment and not issuing the contract.

ADMINISTRATIVE PROCEDURES

We may accept a request for Contract service in writing, by telephone, or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information, and/or other administrative requirements. We will process your request at the contract value next determined only after you have met all administrative requirements.

CONTRACT VALUE

We determine your contract value on a daily basis beginning on the contract date. Your contract value is the sum of (i) the contract value in the Fixed Interest Allocations, and (ii) the contract value in each subaccount in which you are invested.

     CONTRACT VALUE IN FIXED INTEREST ALLOCATIONS. The contract value in your Fixed Interest Allocation is the sum of premium payments allocated to the Fixed Interest Allocation under the Contract, plus contract value transferred to the Fixed Interest Allocation, plus credited interest, minus any transfers and withdrawals from the Fixed Interest Allocation (including any Market Value Adjustment applied to such withdrawal), contract fees (including, in some cases, fees for optional benefit riders) and premium taxes.

     CONTRACT VALUE IN THE SUBACCOUNTS. On the contract date, the contract value in the subaccount in which you are invested is equal to the initial premium paid and designated to be allocated to the subaccount. On the contract date, we allocate your contract value to each subaccount and/or a Fixed Interest Allocation specified by you, unless the Contract is issued in a state that requires the return of premium payments during the free look period, in which case, the portion of your initial premium not allocated to a Fixed Interest Allocation may be allocated to a subaccount specially designated by the Company during the free look period for this purpose (currently, the Wells Fargo VT Money Market subaccount). On each business day after the contract date, we calculate the amount of contract value in each subaccount as follows:

     1) We take the contract value in the subaccount at the end of the preceding business day.

     2) We multiply (1) by the subaccount's Net Rate of Return since the preceding business day.

     3)   We add (1) and (2).

     4) We add to (3) any additional premium payments, and then add or subtract any transfers to or from that subaccount.

     5) We subtract from (4) any withdrawals and any related charges, and then subtract any contract fees and premium taxes.

CASH SURRENDER VALUE

The cash surrender value is the amount you receive when you surrender the Contract. The cash surrender value will fluctuate daily based on the investment results of the subaccounts in which you are invested and interest credited to Fixed Interest Allocations and any Market Value Adjustment. See the ING USA Fixed Account II prospectus for a description of the calculation of cash surrender value under any Fixed Interest Allocation. We do not guarantee any minimum cash surrender value. On any date during the accumulation phase, we calculate the cash surrender value as follows: we start with your contract value, adjust for any Market Value Adjustment, and then we deduct any surrender charge, any charge for premium taxes, the annual contract administrative fee (unless waived), any optional benefit rider charge, and any other charges incurred but not yet deducted.

     SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE. You may surrender the Contract at any time while the annuitant is living and before the annuity start date. A surrender is effective on the date we receive your written request and the Contract at our Customer Service Center. After we receive all paperwork required for us to process your surrender, we will determine and pay the cash surrender value at the price next determined. Once paid, all benefits under the Contract will terminate. For administrative purposes, we will transfer your money to a specially designated subaccount (currently the Wells Fargo VT Money Market subaccount) prior to processing the surrender. This transfer will have no effect on your cash surrender value. You may receive the cash surrender value in a single sum payment or apply it under one or more annuity options. We will usually pay the cash surrender value within 7 days.

Consult your tax adviser regarding the tax consequences associated with surrendering your Contract. A surrender made before you reach age 59 1/2 may result in a 10% tax penalty. See "Federal Tax Considerations" for more details.

ADDITION, DELETION OR SUBSTITUTION OF SUBACCOUNTS AND OTHER CHANGES

We may make additional subaccounts available to you under the Contract. These subaccounts will invest in investment portfolios we find suitable for your Contract. We may also withdraw or substitute investment portfolios, subject to the conditions in your Contract and compliance with regulatory requirements. We may amend the Contract to conform to applicable laws or governmental regulations. If we feel that investment in any of the investment portfolios has become inappropriate to the purposes of the Contract, we may, with approval of the SEC (and any other regulatory agency, if required) substitute another portfolio for existing and future investments. If you elected the dollar cost averaging, systematic withdrawals or automatic rebalancing programs, or if you have other outstanding instructions and we substitute or otherwise eliminate a portfolio subject to those instructions, we will execute your instructions using the substituted or proposed replacement portfolio, unless you request otherwise. The substitute or proposed replacement portfolio may have higher fees and charges than any portfolio it replaces. We will provide you with written notice before we make these changes.

We reserve the right to: (i) deregister Separate Account B under the 1940 Act;
(ii) operate Separate Account B as a management company under the 1940 Act if it is operating as a unit investment trust; (iii) operate Separate Account B as a unit investment trust under the 1940 Act if it is operating as a managed separate account; (iv) restrict or eliminate any voting rights as to Separate Account B; and (v) combine Separate Account B with other accounts.

We will provide you with written notice before we make any of these changes.

THE FIXED ACCOUNT

The Fixed Account is a segregated asset account which contains the assets that support a contract owner's Fixed Interest Allocations. See Appendix C and the Fixed Account II prospectus for more information.

OPTIONAL RIDERS

Subject to state availability, you may elect one of the two optional benefit riders discussed below. YOU MAY ADD ONLY ONE OF THESE TWO RIDERS TO YOUR CONTRACT. EACH RIDER HAS A SEPARATE CHARGE. Once elected, the riders generally may not be cancelled. You may not remove the rider and charges will be assessed regardless of the performance of your Contract. Please see "Charges and Fees -- Optional Rider Charges" for information on rider charges.

The following describes the optional riders for Contracts in the Yr-2004 category. A description of the calculation of the optional rider benefits for all other contract owners is included in the appendices to this prospectus, to the extent they differ from those described in the prospectus for Yr-2004 contract owners. Please retain this prospectus and the appendix that is applicable to you so you will have it for future reference.

THE OPTIONAL RIDERS MAY NOT BE AVAILABLE FOR ALL INVESTORS. YOU SHOULD ANALYZE EACH RIDER THOROUGHLY AND UNDERSTAND IT COMPLETELY BEFORE YOU SELECT ONE. THE OPTIONAL RIDERS DO NOT GUARANTEE ANY RETURN OF PRINCIPAL OR PREMIUM PAYMENTS AND DO NOT GUARANTEE PERFORMANCE OF ANY SPECIFIC INVESTMENT PORTFOLIO UNDER THE CONTRACT. YOU SHOULD CONSULT A QUALIFIED FINANCIAL ADVISER IN EVALUATING THE RIDERS.

THE OPTIONAL RIDERS MAY NOT BE APPROVED IN ALL STATES. CHECK WITH OUR CUSTOMER SERVICE CENTER FOR AVAILABILITY IN YOUR STATE. THE TELEPHONE NUMBER IS (800) 366-0066.

RIDER DATE. The rider date is the date an optional benefit rider becomes effective. The rider date is also the contract date if you purchase the rider when the Contract is issued.

NO CANCELLATION. Once you purchase a rider, you may not cancel it unless you cancel the Contract during the Contract's free look period, surrender, annuitize or otherwise terminate the Contract. These events automatically cancel any rider. Once the Contract continues beyond the free look period, you may not cancel the rider. The Company may, at its discretion, cancel and/or replace a rider at your request in order to renew or reset a rider.

TERMINATION. The optional riders are "living benefits," which means the guaranteed benefits offered by the riders are intended to be available to you while you are living and while your Contract is in the accumulation phase. The optional riders automatically terminate if you:

     o annuitize, surrender or otherwise terminate your Contract during the accumulation phase; or

     o die during the accumulation phase (first owner to die if there are multiple contract owners, or at death of annuitant if contract owner is not a natural person), unless your spouse beneficiary elects to continue the Contract.

The optional riders will also terminate if there is a change in contract ownership (other than a spousal beneficiary continuation on your death). Other circumstances which may cause a particular optional rider to terminate automatically are discussed below with each rider.

MINIMUM GUARANTEED INCOME BENEFIT RIDER (MGIB). The MGIB rider is an optional benefit which guarantees a minimum amount of annuity income will be available to you if you annuitize on the MGIB Date, regardless of fluctuating market conditions. The amount of the Minimum Guaranteed Income Benefit will depend on the amount of premiums you pay during the five contract years after you purchase the rider, the amount of contract value you allocate or transfer to Special Funds or Excluded Funds, the MGIB Rate, the adjustment for Special Fund or Excluded Fund transfers, and any withdrawals you take while the rider is in effect. Thus, investing in Special Funds or Excluded Funds may limit the MGIB.

The following investment options are designated as Special Funds for purposes of calculating the MGIB: the Wells Fargo VT Money Market Fund, the ING VP Bond Portfolio, the ING PIMCO Core Bond Portfolio, the Fixed Account, the Fixed Interest Division and the TSA Special Fixed Account.

No investment options are currently designated as Excluded Funds.

The MGIB Rate is currently 7%. We may, at our discretion, discontinue offering this rate. The MGIB Rate is an annual effective rate.

For a discussion of the charges we deduct under the MGIB rider, see "Charges and Fees -- Optional Rider Charges."

Ordinarily, the amount of income that will be available to you on the annuity start date is based on your contract value, the annuity option you selected and the guaranteed or the income factors in effect on the date you annuitize. If you purchase the MGIB rider, the amount of income that will be available to you upon annuitization on the MGIB Date is the greatest of:

     1) your annuity income based on your contract value adjusted for any Market Value Adjustment (see Appendix C and the Fixed Account II prospectus) on the MGIB Date applied to the guaranteed income factors specified in your Contract for the annuity option you selected;

     2) your annuity income based on your contract value adjusted for any Market Value Adjustment (see Appendix C and the Fixed Account II prospectus) on the MGIB Date applied to the then-current income factors in effect for the annuity option you selected; or

     3) the MGIB annuity income based on your MGIB Base on the MGIB Date applied to the MGIB income factors specified in your rider for the MGIB annuity option you selected. Prior to applying the MGIB income factors, we will adjust the MGIB Base for any premium tax recovery and Market Value Adjustment (see Appendix C and the Fixed Account II prospectus) that would otherwise apply at annuitization.

The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed factors found in your Contract.

The MGIB Benefit Base is only a calculation used to determine the MGIB annuity income. The MGIB Benefit Base does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your cash surrender value and death benefits.

Any reset of contract value under provisions of the Contract or other riders will not increase the MGIB Benefit Base or Maximum MGIB Base.

The MGIB Benefit Base is tracked separately for Covered, Special and Excluded Funds, based on initial allocation of eligible premium (or contract value) and credits, and subsequently allocated eligible premiums and any credits we add, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date.

Prior to your latest annuity start date, you may choose to exercise your right to receive payments under the MGIB rider. Payments under the rider begin on the MGIB Date. We require a 10-year waiting period before you can annuitize the MGIB rider benefit. The MGIB must be exercised in the 30-day period prior to the end of the waiting period or any subsequent contract anniversary. At your request, the Company may in its discretion extend the latest contract annuity start date without extending the MGIB Date.

     DETERMINING THE MGIB CHARGE BASE: The MGIB Charge Base is the greater of the MGIB Rollup Base and the MGIB Ratchet Base.

     (i) The MGIB Rollup Base is equal to the lesser of the Maximum MGIB Base and the sum of (a), (b) and (c) where:

          (a)  is the MGIB Rollup Base for Covered Funds;

          (b)  is the MGIB Rollup Base for Special Funds;

          (c)  is the MGIB Rollup Base for Excluded Funds; and

     (ii) The MGIB Ratchet Base is equal to the sum of (a) and (b) where:

          (a)  is the MGIB Ratchet Base for Covered and Special Funds; and

          (b)  is the MGIB Ratchet Base for Excluded Funds.

     DETERMINING THE MGIB ANNUITY INCOME. On the MGIB Date, we calculate your MGIB annuity income as follows:

     1) WE FIRST DETERMINE YOUR MGIB BENEFIT BASE: The MGIB Benefit Base is equal to the greater of the MGIB Rollup Benefit Base and the MGIB Ratchet Benefit Base.

          (i) The MGIB Rollup Benefit Base is equal to the lesser of the Maximum MGIB Base and the sum of (a), (b) and (c) where:

               (a)  is the MGIB Rollup Base for Covered Funds;

               (b)  is the MGIB Rollup Base for Special Funds;

               (c)  is the contract value allocated to Excluded Funds; and

          (ii) The MGIB Ratchet Benefit Base is equal to the sum of (a) and (b) where:

               (a)  is the MGIB Ratchet Base for Covered and Special Funds; and

               (b)  is the contract value allocated to Excluded Funds.

          The Maximum MGIB Base is 300% of eligible premiums and credits adjusted pro-rata for withdrawals. The Maximum MGIB Base is not allocated by Fund category and credits.

          a)   CALCULATION OF MGIB ROLLUP BENEFIT BASE

               THE MGIB ROLLUP BASE ALLOCATED TO COVERED FUNDS equals the eligible premiums and credits allocated to Covered Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rollup Rate to the earlier of the oldest owner reaching age 80 and the MGIB Rollup Benefit Base reaching the Maximum MGIB Base, and at 0% thereafter.

               THE MGIB ROLLUP BASE ALLOCATED TO SPECIAL FUNDS equals the eligible premiums and credits allocated to Special Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect. THERE IS NO ACCUMULATION OF MGIB ROLLUP BASE ALLOCATED TO SPECIAL FUNDS.

               THE MGIB ROLLUP BASE ALLOCATED TO EXCLUDED FUNDS equals the eligible premiums and credits allocated to Excluded Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and the MGIB Rollup Benefit Base reaching the Maximum MGIB Base, and at 0% thereafter. THE MGIB ROLLUP BASE ALLOCATED TO EXCLUDED FUNDS IS USED ONLY FOR TRANSFER ADJUSTMENTS AND RIDER CHARGES. IT IS NOT USED TO DETERMINE BENEFITS.

               Eligible premiums and credits are those added more than 5 years before the earliest MGIB Benefit Date. Premiums paid and credits after that are excluded from the MGIB Rollup Base.

               The MGIB Rollup Rate is currently 7%. We may, at our discretion, discontinue offering this rate. The MGIB Rollup Rate is an annual effective rate.

               Withdrawals reduce the MGIB Rollup Base on a pro-rata basis. The percentage reduction in the MGIB Rollup Base for each Fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. For example, the value of the MGIB Rollup Base in Covered Funds after a withdrawal from one or more Covered Funds equals the value of the MGIB Rollup Base in Covered Funds before the withdrawal times the contract value in Covered Funds after the withdrawal divided by the contract value in Covered Funds before the withdrawal.

               Net transfers from Covered Funds will reduce the MGIB Rollup Base allocated to Covered Funds on a pro-rata basis. The resulting increase in the MGIB Rollup Base allocated to Special or Excluded Funds, as applicable, will equal the reduction in the MGIB Rollup Base allocated to Covered Funds.

               Net transfers from Special Funds will reduce the MGIB Rollup Base allocated to Special Funds on a pro-rata basis. The resulting increase in the MGIB Rollup Base allocated to Covered or Excluded Funds, as applicable, will equal the reduction in the MGIB Rollup Base allocated to Special Funds.

               Net transfers from Excluded Funds will reduce the MGIB Rollup Base allocated to Excluded Funds on a pro-rata basis. The resulting increase in the MGIB Rollup Base allocated to Covered or Special Funds, as applicable, will equal the lesser of the net contract value transferred and the change in the MGIB Rollup Base allocated to Excluded Funds.

          b)   CALCULATION OF MGIB RATCHET BENEFIT BASE

               The MGIB RATCHET BASE FOR COVERED FUNDS AND SPECIAL FUNDS equals:

               o on the rider date, eligible premiums plus credits, or the contract value, if applicable, allocated to Covered Funds and Special Funds;

               o on each "quarterly anniversary date" prior to attainment of age 90, the MGIB Ratchet Base for Covered Funds and Special Funds is set equal to the greater of :

                    1) the current contract value allocated to Covered Funds and Special Funds (after any deductions occurring on that date); and

                    2) the MGIB Ratchet Base for Covered Funds and Special Funds from the most recent prior quarterly anniversary date, adjusted for any new eligible premiums and withdrawals attributable to Covered Funds or Special Funds, and transfers.

               o at other times, the MGIB Ratchet Base for Covered Funds and Special Funds is the MGIB Ratchet Base from the prior quarterly anniversary date, adjusted for subsequent eligible premiums and withdrawals attributable to Covered Funds or Special Funds, and transfers.

               The MGIB RATCHET BASE FOR EXCLUDED FUNDS is calculated the same as for Covered Funds and Special Funds, but for premiums, credits, allocations, withdrawals or transfers attributable to Excluded Funds.

               Effect of Transfers on MGIB Ratchet Base:

               Net transfers from Covered or Special Funds to Excluded Funds will reduce the MGIB Ratchet Base allocated to Covered and Special Funds on a pro-rata basis. The resulting increase in the MGIB Ratchet Base allocated to Excluded Funds will equal the reduction in the MGIB Ratchet Base allocated to Covered and Special Funds.

               Net transfers from Excluded Funds to Covered or Special Funds will reduce the MGIB Ratchet Base allocated to Excluded Funds on a pro-rata basis. The resulting increase in the MGIB Ratchet Base allocated to Covered and Special Funds will equal the lesser of the net contract value transferred and the change in the MGIB Ratchet Base allocated to Excluded Funds.

               A "quarterly anniversary date" is the date three months from the contract date that falls on the same date in the month as the contract date. For example, if the contract date is February 12, the quarterly anniversary date is May 12. If there is no corresponding date in the month, the quarterly anniversary date will be the last date of such month. If the quarterly anniversary date falls on a weekend or holiday, we will use the value as of the subsequent business day.

          2) THEN WE DETERMINE THE MGIB ANNUITY INCOME BY MULTIPLYING YOUR MGIB BENEFIT BASE (ADJUSTED FOR ANY MARKET VALUE ADJUSTMENT, SURRENDER CHARGE AND PREMIUM TAXES) BY THE INCOME FACTOR, AND THEN DIVIDE BY $1,000.

MGIB INCOME OPTIONS

The following are the MGIB Income Options available under the MGIB Rider:

     a) Income for Life (Single Life or Joint with 100% Survivor) and 10-20 year certain;

     b)   Income for a 20-30 year period certain;

     c) Any other income plan offered by the Company in conjunction with the MGIB rider on the MGIB Benefit Date.

You may elect to have payments under MGIB Income Options (a) and (b) increase annually at 1%, 2% or 3%.

Once during the life of the Contract, you have the option to elect to apply up to 50% of the MGIB Benefit Base to one of the MGIB Income Options available under the Rider. This option may only be exercised on a contract anniversary at or after the end of the waiting period. The portion of the MGIB Benefit Base so applied will be used to determine the MGIB income, as is otherwise described in the prospectus. The Contract Value will be reduced on a pro-rata basis. Any subsequent exercise of your right to receive payments under the MGIB rider must be for 100% of the remaining value. The amount applied to the partial annuitization will be treated as a withdrawal for purposes of adjusting contract and rider values.

PLEASE NOTE THAT IF YOU ELECT PARTIAL ANNUITIZATION, INCOME PAYMENTS RECEIVED WILL BE TAXED AS WITHDRAWALS. PLEASE CONSULT YOUR TAX ADVISER BEFORE MAKING THIS ELECTION, AS THE TAXATION OF PARTIAL ANNUITIZATION IS UNCERTAIN.

     PURCHASE. To purchase the MGIB rider, you must be age 79 or younger on the rider date and the ten-year waiting period must end at or prior to the latest annuity start date. The MGIB rider must be purchased (i) on the contract date, or (ii) within thirty days after the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later. There is a ten year waiting period before you can annuitize under the MGIB rider. This could reduce the MGIB.

     THE MGIB DATE. If you purchased the MGIB rider on the contract date or added the MGIB rider within 30 days following the contract date, the MGIB Date is the contract anniversary on or after the tenth contract anniversary when you decide to exercise your right to annuitize under the MGIB rider. If you added the MGIB rider at any other time, your MGIB Date is the contract anniversary at least 10 years after the rider date when you decide to exercise your right to annuitize under the MGIB rider.

     NO CHANGE OF ANNUITANT. Once you purchase the MGIB rider, the annuitant may not be changed except for the following exception. If an annuitant who is not a contract owner dies prior to annuitization, a new annuitant may be named in accordance with the provisions of your Contract. The MGIB Base is unaffected and continues to accumulate.

     NOTIFICATION. On or about 30 days prior to the MGIB Date, we will provide you with notification which will include an estimate of the amount of MGIB annuity benefit available if you choose to exercise it. We will determine the actual amount of the MGIB annuity benefit as of the MGIB Date.

THE MGIB RIDER DOES NOT RESTRICT OR LIMIT YOUR RIGHT TO ANNUITIZE THE CONTRACT AT ANY TIME PERMITTED UNDER THE CONTRACT. THE MGIB RIDER DOES NOT RESTRICT YOUR RIGHT TO ANNUITIZE THE CONTRACT USING CONTRACT VALUES THAT MAY BE HIGHER THAN THE MGIB ANNUITY BENEFIT.

THE BENEFITS ASSOCIATED WITH THE MGIB RIDER ARE AVAILABLE ONLY IF YOU ANNUITIZE YOUR CONTRACT UNDER THE RIDER AND IN ACCORDANCE WITH THE PROVISIONS SET FORTH ABOVE. ANNUITIZING USING THE MGIB MAY RESULT IN A MORE FAVORABLE STREAM OF INCOME PAYMENTS, AND DIFFERENT TAX CONSEQUENCES, UNDER YOUR CONTRACT. BECAUSE THE MGIB RIDER IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY BE LESS THAN THE LEVEL THAT MIGHT BE PROVIDED BY THE APPLICATION OF YOUR CONTRACT VALUE TO THE CONTRACT'S APPLICABLE ANNUITY FACTORS. YOU SHOULD CONSIDER ALL OF YOUR OPTIONS AT THE TIME YOU BEGIN THE INCOME PHASE OF YOUR CONTRACT.

MINIMUM GUARANTEED WITHDRAWAL BENEFIT RIDER (MGWB). The MGWB rider is an optional benefit which guarantees that if your contract value is reduced to zero, you will receive periodic payments. The amount of the periodic payments is based on the amount in the MGWB Withdrawal Account.

The guarantee provides that, subject to the conditions described below, the amount you will receive in periodic payments is equal to your Eligible Payment Amount adjusted for any prior withdrawals. Your Eligible Payment Amount depends on when you purchase the MGWB rider and equals:

     1) if you purchased the MGWB rider on the contract date: your premium payments received during the first two contract years

     2) if you purchased the MGWB rider after the contract date: your contract value on the Rider Date, including any premiums received that day, and any subsequent premium payments received during the two-year period commencing on the Rider Date.

To maintain the guarantee, withdrawals in any contract year may not exceed 7% of your Eligible Payment Amount adjusted, as defined below. If your contract value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year. Payments continue until your MGWB Withdrawal Account is reduced to zero.

The MGWB Withdrawal Account is equal to the Eligible Payment Amount adjusted for any withdrawals and transfers between Covered and Excluded Funds. The MGWB Withdrawal Account is tracked separately for Covered and Excluded Funds. The MGWB Withdrawal Account equals the sum of (a) the MGWB Withdrawal Account allocated to Covered Funds, and (b) the lesser of (i) the MGWB Withdrawal Account allocated to Excluded Funds and (ii) the contract value in Excluded Funds. Thus, investing in the Excluded Funds may limit the MGWB Withdrawal Account. No investment options are currently designated as Excluded Funds for the Minimum Guaranteed Withdrawal Benefit.

The Maximum Annual Withdrawal Amount (or "MAW") is equal to 7% of the Eligible Payment Amount. Withdrawals from Covered Funds of up to the MAW will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal. Any withdrawals from Covered Funds greater than the MAW will cause a reduction in the MGWB Withdrawal Account allocated to Covered Funds by the proportion that the excess withdrawal bears to the remaining contract value in Covered Funds after the withdrawal of the MAW. All withdrawals from Excluded Funds will reduce the value of the MGWB Withdrawal Account allocated to Excluded Funds on a pro-rata basis. If a single withdrawal involves both Covered and Excluded Funds and exceeds 7%, the withdrawal will be treated as taken first from Covered Funds.

Any withdrawals greater than the MAW will also cause a reduction in the Eligible Payment Amount by the proportion that the excess portion of the withdrawal bears to the contract value remaining after withdrawal of the MAW at the time of the withdrawal. Once your contract value is zero, any periodic payments paid under the MGWB rider also reduce the MGWB Withdrawal Account by the dollar amount of the payments. If a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider.

Net transfers from Covered Funds to Excluded Funds will reduce the MGWB Withdrawal Account allocated to Covered Funds on a pro-rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Excluded Funds equals the reduction in the MGWB Withdrawal Account for Covered Funds.

Net transfers from Excluded Funds to Covered Funds will reduce the MGWB Withdrawal Account allocated to Excluded Funds on a pro-rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Covered Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Excluded Funds and the net contract value transferred.

YOU SHOULD NOT MAKE ANY WITHDRAWALS IF YOU WISH TO RETAIN THE OPTION TO ELECT THE STEP-UP BENEFIT (SEE BELOW).

The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It will not affect your annuitization, surrender and death benefits.

     GUARANTEED WITHDRAWAL STATUS. You may continue to make withdrawals in any amount permitted under your Contract so long as your contract value is greater than zero. See "Withdrawals." However, making any withdrawals in any year greater than the MAW will reduce the Eligible Payment Amount and payments under the MGWB rider by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The MGWB rider will remain in force and you may continue to make withdrawals each year so long as:

     1)   your contract value is greater than zero;

     2)   your MGWB Withdrawal Account is greater than zero;

     3)   you have not reached your latest allowable annuity start date;

     4)   you have not elected to annuitize your Contract; and

     5) you have not died (unless your spouse has elected to continue the Contract), changed the ownership of the Contract or surrendered the Contract.

The standard Contract provision limiting withdrawals to no more than 90% of the cash surrender value is not applicable under the MGWB rider.

     AUTOMATIC PERIODIC BENEFIT STATUS. Under the MGWB rider, in the event your contract value is reduced to zero, your Contract is given Automatic Periodic Benefit Status, if:

     1)   your MGWB Withdrawal Account is greater than zero;

     2)   you have not reached your latest allowable annuity start date;

     3)   you have not elected to annuitize your Contract; and

     4) you have not died, changed the ownership of the Contract or surrendered the Contract.

Once your Contract is given Automatic Periodic Benefit Status, we will pay you the annual MGWB periodic payments, beginning on the next contract anniversary until the earliest of (i) your Contract's latest annuity start date, (ii) the death of the owner; or (iii) your MGWB Withdrawal Account is exhausted. These payments are equal to the lesser of the remaining MGWB Withdrawal Account or the MAW. We will reduce the MGWB Withdrawal Account by the amount of each payment. Once your Contract is given Automatic Periodic Benefit Status, we will not accept any additional premium payments in your Contract, and the Contract will not provide any benefits except those provided by the MGWB rider. Any other rider terminates. Your Contract will remain in Automatic Periodic Benefit Status until the earliest of (i) payment of all MGWB periodic payments, (ii) payment of the Commuted Value (defined below) or (iii) the owner's death.

On the Contract's latest annuity start date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining. We may, at our option, extend your annuity start date in order to continue the MGWB periodic payments. The Commuted Value is the present value of any then-remaining MGWB periodic payments at the current interest rate plus 0.50%. The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury STRIPS as quoted by a national quoting service for period(s) applicable to the remaining payments. Once we pay you the last MGWB periodic payment or the Commuted Value, your Contract and the MGWB rider terminate.

     RESET OPTION. Beginning on the fifth contract anniversary following the Rider Date, if the contract value is greater than the MGWB Withdrawal Account, you may choose to reset the MGWB Rider. The effect will be to terminate the existing MGWB Rider and add a new MGWB Rider ("New Rider"). The MGWB Withdrawal Account under the New Rider will equal the contract value on the date the New Rider is effective. The charge for the MGWB under the New Rider and any right to reset again will be based on the terms of the New Rider when it is issued. We reserve the right to limit the reset election to contract anniversaries only.
If you elect the reset option, the step-up benefit is not available.

     STEP-UP BENEFIT. If the Rider Date is the same as the Contract Date, beginning on the fifth contract anniversary following the Rider Date, if you have not made any previous withdrawals, you may elect to increase the MGWB Withdrawal Account, the adjusted Eligible Payment Amount and the MAW by a factor of 20%. This option is available whether or not the contract value is greater than the MGWB Withdrawal Account. If you elect the Step-Up Benefit:

     1)   we reserve the right to increase the charge for the MGWB Rider;

     2) you must wait at least five years from the Step-Up date to elect the Reset Option.

The Step-Up Benefit may be elected only one time under the MGWB Rider.

     DEATH OF OWNER.

     BEFORE AUTOMATIC PERIODIC BENEFIT STATUS. The MGWB rider terminates on the first owner's date of death (death of annuitant, if there is a non-natural owner), but the death benefit is payable. However, if the beneficiary is the owner's spouse, the spouse elects to continue the Contract, and the contract value steps up to the minimum guaranteed death benefit, the MGWB Withdrawal Account and MAW are also reset. The MGWB charge will continue at the existing rate. Reset upon spousal continuation does not affect any then existing reset option.

     DURING AUTOMATIC PERIODIC BENEFIT STATUS. The death benefit payable during Automatic Periodic Benefit Status is your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments.

     PURCHASE. To purchase the MGWB rider, you must be age 80 or younger on the Rider Date. The MGWB rider must be purchased (i) on the contract date, or (ii) within 30 days after the contract date. If the rider is not yet available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.

For a discussion of the charges we deduct under the MGWB rider, see "Charges and Fees -- Optional Rider Charges." Each payment you receive under the MGWB rider will be taxed as a withdrawal and may be subject to a penalty tax. See "Withdrawals" and "Federal Tax Considerations" for more information.

OTHER CONTRACTS

We offer other variable annuity contracts that also invest in the same portfolios of the Trusts. These contracts have different charges that could affect their performance, and may offer different benefits more suitable to your needs. To obtain more information about these other contracts, contact our Customer Service Center or your registered representative.

--------------------------------------------------------------------------------
WITHDRAWALS
--------------------------------------------------------------------------------

Except under certain qualified contracts, you may withdraw all or part of your money any time during the accumulation phase and before the death of the contract owner. If you request a withdrawal for more than 90% of the cash surrender value, and the remaining cash surrender value after the withdrawal is less than $2,500, we will treat it as a request to surrender the Contract. If any single withdrawal or the sum of withdrawals exceeds the Free Withdrawal Amount, you will incur a surrender charge. The Free Withdrawal Amount is the total of (i) your cumulative earnings (which is your contract value less premium payments received and prior withdrawals), and (ii) 10% of premium payments not previously withdrawn received within 8 years prior to the date of the withdrawal.

You need to submit to us a written request specifying the Fixed Interest Allocations or subaccounts from which to withdraw amounts, otherwise we will make the withdrawal on a pro-rata basis from all of the subaccounts in which you are invested. If there is not enough contract value in the subaccounts, we will deduct the balance of the withdrawal from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until we have honored your request. We will apply a Market Value Adjustment to any withdrawal from your Fixed Interest Allocation taken more than 30 days before its maturity date. Definitive guidance on the proper federal tax treatment of the Market Value Adjustment has not been issued. You may want to discuss the potential tax consequences of a Market Value Adjustment with your tax adviser. We will determine the contract value as of the close of business on the day we receive your withdrawal request at our Customer Service Center. The contract value may be more or less than the premium payments made.

If the aggregate percentage cap on allocations to the Restricted Funds has been exceeded, any subsequent withdrawals must be taken so that the percentage of contract value in the Restricted Funds following the withdrawal would not be greater than the percentage of contract value in the Restricted Funds prior to the withdrawal. If a requested withdrawal would cause the percentage cap to be exceeded, the amount of the withdrawal in excess of the cap would be taken pro-rata from all variable subaccounts.

For administrative purposes, we will transfer your money to a specially designated subaccount (currently, the Wells Fargo VT Money Market subaccount) prior to processing the withdrawal. This transfer will not affect the withdrawal amount you receive.

Please be aware that the benefit we pay under certain optional benefit riders will be reduced by any withdrawals you take while the optional benefit rider is in effect. See "Optional Riders."

We offer the following three withdrawal options:

REGULAR WITHDRAWALS

After the free look period, you may make regular withdrawals. Each withdrawal must be a minimum of $100. We will apply a Market Value Adjustment to any regular withdrawal you take from a Fixed Interest Allocation more than 30 days before its maturity date. See Appendix C and the Fixed Account II prospectus for more information on the application of Market Value Adjustment.

SYSTEMATIC WITHDRAWALS

You may choose to receive automatic systematic withdrawal payments (i) from the contract value in the subaccounts in which you are invested, or (ii) from the interest earned in your Fixed Interest Allocations. You may not elect the systematic withdrawal option if you are taking IRA withdrawals. Systematic withdrawals may be taken monthly, quarterly or annually. If you have contract value allocated to one or more Restricted Funds, and you elect to receive systematic withdrawals from the subaccounts in which you are invested, the systematic withdrawals must be taken pro-rata from all subaccounts in which contract value is invested. If you do not have contract value allocated to a Restricted Fund and choose systematic withdrawals on a non pro-rata basis, we will monitor the withdrawals annually. If you subsequently allocate contract value to one or more Restricted Funds, we will require you to take your systematic withdrawals on a pro-rata basis from all subaccounts in which contract value is invested.

You decide when you would like systematic payments to start as long as it is at least 28 days after your contract date. You also select the date on which the systematic withdrawals will be made, but this date cannot be later than the 28th day of the month. If you have elected to receive systematic withdrawals but have not chosen a date, we will make the withdrawals on the same calendar day of each month as your contract date. If your contract date is after the 28th day of the month, your systematic withdrawal will be made on the 28th day of each month.

Each systematic withdrawal amount must be a minimum of $100. The amount of your systematic withdrawal can either be (i) a fixed dollar amount or (ii) an amount based on a percentage of the premiums not previously withdrawn from the subaccounts in which you are invested. Both forms of systematic withdrawals are subject to the following maximum, which is calculated on each withdrawal date:

          ----------------------------------------------------------
                                               MAXIMUM PERCENTAGE
                                                   OF PREMIUMS
          FREQUENCY                         NOT PREVIOUSLY WITHDRAWN
          ----------------------------------------------------------
          Monthly                                   0.833%
          Quarterly                                 2.50%
          Annually                                 10.00%
          ----------------------------------------------------------

If your systematic withdrawal is a fixed dollar amount and the amount to be withdrawn would exceed the applicable maximum percentage of your premium payments not previously withdrawn on any withdrawal date, we will automatically reduce the amount withdrawn so that it equals such percentage. Thus, your fixed dollar systematic withdrawals will never exceed the maximum percentage. If you want fixed dollar systematic withdrawals to exceed the maximum percentage and are willing to incur associated surrender charges, consider the Fixed Dollar Systematic Withdrawal Feature discussed below which you may add to your regular fixed dollar systematic withdrawal program.

If your systematic withdrawal is based on a percentage of the premiums not previously withdrawn from the subaccounts in which you are invested, and the amount to be withdrawn based on that percentage would be less than $100, we will automatically increase the amount to $100 as long as it does not exceed the maximum percentage. If the systematic withdrawal would exceed the maximum percentage, we will send the amount, and then automatically cancel your systematic withdrawal option.

We limit systematic withdrawals from Fixed Interest Allocations to interest earnings during the prior month, quarter, or year, depending on the frequency you chose. Systematic withdrawals are not subject to a Market Value Adjustment, unless you have added the Fixed Dollar Systematic Withdrawal Feature discussed below and the payments exceed interest earnings. Systematic withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) and 72(t) distributions. A Fixed Interest Allocation may not participate in both the systematic withdrawal option and the dollar cost averaging program at the same time.

You may change the amount or percentage of your systematic withdrawal once each contract year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date. If you submit a subsequent premium payment after you have applied for systematic withdrawals, we will not adjust future withdrawals under the systematic withdrawal program unless you specifically request that we do so. The systematic withdrawal option may commence in a contract year where a regular withdrawal has been taken but you may not change the amount or percentage of your withdrawals in any contract year during which you have previously taken a regular withdrawal.

Subject to availability, a spousal or non-spousal beneficiary may elect to receive death benefits as payments over the beneficiary's lifetime ("stretch"). Stretch payments will be subject to the same limitations as systematic withdrawals, and non-qualified stretch payments will be reported on the same basis as other systematic withdrawals.

     FIXED DOLLAR SYSTEMATIC WITHDRAWAL FEATURE. You may add the Fixed Dollar Systematic Withdrawal Feature to your regular fixed dollar systematic withdrawal program. This feature allows you to receive a systematic withdrawal in a fixed dollar amount regardless of any surrender charges or Market Value Adjustments. Systematic withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) and 72(t) distributions. You choose the amount of the fixed systematic withdrawals, which may total up to an annual maximum of 10% of your premium payments not previously withdrawn as determined on the day we receive your election of this feature. We will not recalculate the maximum limit when you make additional premium payments, unless you instruct us to do so. We will assess a surrender charge on the withdrawal date if the withdrawal exceeds the maximum limit as calculated on the withdrawal date. We will assess a Market Value Adjustment on the withdrawal date if the withdrawal from a Fixed Interest Allocation exceeds your interest earnings on the withdrawal date. We will apply the surrender charge and any Market Value Adjustment directly to your contract value (rather than to the withdrawal) so that the amount of each systematic withdrawal remains fixed.

Flat dollar systematic withdrawals which are intended to satisfy the requirements of Section 72(q) or 72(t) of the Code may exceed the maximum. Such withdrawals are subject to surrender charges and Market Value Adjustments when they exceed the applicable maximum percentage.

IRA WITHDRAWALS

If you have a non-Roth IRA Contract and will be at least age 70 1/2 during the current calendar year, you may elect to have distributions made to you to satisfy requirements imposed by federal tax law. IRA withdrawals provide payout of amounts required to be distributed by the Internal Revenue Service ("IRS") rules governing mandatory distributions under qualified plans. We will send you a notice before your distributions commence. You may elect to take IRA withdrawals at that time, or at a later date. You may not elect IRA withdrawals and participate in systematic withdrawals at the same time. If you do not elect to take IRA withdrawals, and distributions are required by federal tax law, distributions adequate to satisfy the requirements imposed by federal tax law may be made. Thus, if you are participating in systematic withdrawals, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by federal tax law.

You may choose to receive IRA withdrawals on a monthly, quarterly or annual basis. You may elect payments to start as early as 28 days after the contract date. You select the day of the month when the withdrawals will be made, but it cannot be later than the 28th day of the month. If no date is selected, we will make the withdrawals on the same calendar day of the month as the contract date. If your contract date is after the 28th day of the month, your IRA withdrawal will be made on the 28th day of each month.

You may request us to calculate the amount you are required to withdraw from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you have, see the SAI. Or, we will accept your written instructions regarding the calculated amount required to be withdrawn from your Contract each year. The minimum dollar amount you can withdraw is $100. When we determine the required IRA withdrawal amount for a taxable year based on the frequency you select, if that amount is less than $100, we will pay $100. At any time where the IRA withdrawal amount is greater than the contract value, we will cancel the Contract and send you the amount of the cash surrender value.

You may change the payment frequency of your IRA withdrawals once each contract year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date.

An IRA withdrawal from a Fixed Interest Allocation in excess of the amount allowed under systematic withdrawals will be subject to a Market Value Adjustment and may be subject to surrender charge.

CONSULT YOUR TAX ADVISER REGARDING THE TAX CONSEQUENCES ASSOCIATED WITH TAKING WITHDRAWALS. You are responsible for determining that withdrawals comply with applicable law. A withdrawal made before the taxpayer reaches age 59 1/2 may result in a 10% penalty tax. See "Federal Tax Considerations" for more details.

--------------------------------------------------------------------------------
TRANSFERS AMONG YOUR INVESTMENTS
--------------------------------------------------------------------------------

Between the end of the free look period and the annuity start date, you may transfer your contract value among the subaccounts in which you are invested and your Fixed Interest Allocations. We currently do not charge you for transfers made during a contract year, but reserve the right to charge for each transfer after the twelfth transfer in a contract year. WE ALSO RESERVE THE RIGHT TO LIMIT THE NUMBER OF TRANSFERS YOU MAY MAKE AND MAY OTHERWISE MODIFY OR TERMINATE TRANSFER PRIVILEGES IF REQUIRED BY OUR BUSINESS JUDGMENT OR IN ACCORDANCE WITH APPLICABLE LAW. We will apply a Market Value Adjustment to transfers from a Fixed Interest Allocation taken more than 30 days before its maturity date, unless the transfer is made under the dollar cost averaging program. Keep in mind that transfers between Covered Funds, Special Funds and Excluded Funds and other investment portfolios may negatively impact your death benefit or rider benefits.

If you allocate contract value to an investment option that has been designated as a Restricted Fund, your ability to transfer contract value to the Restricted Fund may be limited. A transfer to the Restricted Funds will not be permitted to the extent that it would increase the contract value in the Restricted Fund to more than the applicable limits following the transfer. We do not limit transfers from Restricted Funds. If the result of multiple reallocations is to lower the percentage of total contract value in the Restricted Fund, the reallocation will be permitted even if the percentage of contract value in the Restricted Fund is greater than the limit.

Please be aware that the benefit we pay under an optional benefit rider may be affected by certain transfers you make while the rider is in effect. Transfers, including those involving Special Funds or Excluded Funds, may also affect your optional rider base. See "The Annuity Contract -- Optional Riders."

The minimum amount that you may transfer is $100 or, if less, your entire contract value held in a subaccount or a Fixed Interest Allocation. To make a transfer, you must notify our Customer Service Center and all other administrative requirements must be met. We will determine transfer values at the end of the business day on which we receive the transfer request at our Customer Service Center. If we receive your transfer request after 4 p.m. eastern time or the close of regular trading of the New York Stock Exchange, we will make the transfer on the next business day.

Separate Account B and the Company will not be liable for following instructions communicated by telephone or other approved electronic means that we reasonably believe to be genuine. We may require personal identifying information to process a request for transfer made over the telephone, over the internet or other approved electronic means.

LIMITS IMPOSED BY UNDERLYING FUNDS. Orders for the purchase of fund shares may be subject to acceptance or rejection by the underlying fund. We reserve the right to reject, without prior notice, any allocation of a premium payment to a subaccount if the subaccount's investment in its corresponding fund is not accepted by the fund for any reason.

LIMITS ON FREQUENT OR DISRUPTIVE TRANSFERS. The Contract is not designed to serve as a vehicle for frequent trading. Frequent trading can disrupt management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Accordingly, individuals or organizations that use market-timing investment strategies and make frequent transfers should not purchase the Contract.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple contract owners. Such restrictions could include: (1) not accepting transfer instructions from an agent acting on behalf of more than one contract owner; and
(2) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one contract owner at a time.

We monitor transfer activity. With regard to frequent transfers, in the event that an individual's or organization's transfer activity:

     1.   exceeds our then-current monitoring standard for frequent trading;

     2. is identified as problematic by an underlying fund even if the activity does not exceed our monitoring standard for frequent trading; or

     3. if we determine in our sole discretion that such transfer activity may not be in the best interests of other contract owners,

we reserve the right to take any necessary action to deter such activity. Such actions may include, but are not limited to, the suspension of trading privileges via facsimile, telephone, email and internet, and the limiting of trading privileges to submission by regular U.S. mail. Our current definition of frequent trading is more than one purchase and sale of the same underlying fund within a 30-day period. We reserve the right to modify our general standard, or the standard as it may apply to a particular fund, at any time without prior notice, depending on the needs of the underlying fund(s) and/or state or federal regulatory requirements.

In addition, if, due to the excessive dollar amounts of trades, even though not within our then current definition of frequent trading, an individual's or organization's transfer activity is determined, in our sole discretion, to be disruptive, we may take the same actions as are described above to limit frequent transfers.

The Company does not allow waivers to the above policy.

We currently require that orders received via facsimile to effect transactions in subaccounts that invest in ProFund portfolios be received at our Customer Service Center no later than 3 p.m. eastern time.

DOLLAR COST AVERAGING

You may elect to participate in our dollar cost averaging program if you have at least $1,200 of contract value in (i) the Wells Fargo VT Money Market subaccount, or (ii) a Fixed Interest Allocation with either a 6-month or a 1-year guaranteed interest period. These subaccounts or Fixed Interest Allocations serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other subaccounts selected by you. We also may offer DCA Fixed Interest Allocations, which are 6-month and 1-year Fixed Interest Allocations available exclusively for use with the dollar cost averaging program. The DCA Fixed Interest Allocations require a minimum premium payment of $1,200 directed into a DCA Fixed Interest Allocation. A Fixed Interest Allocation or DCA Fixed Interest Allocation may not participate in the dollar cost averaging program and in systematic withdrawals at the same time.

The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to other subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

Unless you have a DCA Fixed Interest Allocation, you elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100. If your source account is the Wells Fargo VT Money Market subaccount or a 1-year Fixed Interest Allocation, the maximum amount that can be transferred each month is your contract value in such source account divided by 12. If your source account is a 6-month Fixed Interest Allocation, the maximum amount that can be transferred each month is your contract value in such source account divided by 6. You may change the transfer amount once each contract year. If you have a DCA Fixed Interest Allocation, there is no minimum or maximum transfer amount. We will transfer all your money allocated to that source account into the subaccount(s)

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in equal payments over the selected 6-month or 1-year period. The last payment will include earnings accrued over the course of the selected period. If you make an additional premium payment into a Fixed Interest Allocation subject to dollar cost averaging, the amount of your transfers under the dollar cost averaging program remains the same, unless you instruct us to increase the transfer amount.

Transfers from a Fixed Interest Allocation or a DCA Fixed Interest Allocation under the dollar cost averaging program are not subject to a Market Value Adjustment. However, if you terminate the dollar cost averaging program for a DCA Fixed Interest Allocation and there is money remaining in the DCA Fixed Interest Allocation, we will transfer the remaining money to the Wells Fargo VT Money Market subaccount . Such transfer will trigger a Market Value Adjustment if the transfer is made more than 30 days before the maturity date of the DCA Fixed Interest Allocation.

If you do not specify to which subaccounts you want to transfer the dollar amount of the source account, we will transfer the money to the subaccounts in which you are invested on a proportional basis. The transfer date is the same day each month as your contract date. If, on any transfer date, your contract value in a source account is equal or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end. You may terminate the dollar cost averaging program at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next transfer date. You are permitted to transfer contract value to a Restricted Fund, subject to the limitations described above in this section and in "Appendix B -- The Investment Portfolios." Compliance with the individual and aggregate Restricted Fund limits will be reviewed when the dollar cost averaging program is established. Transfers under the dollar cost averaging program must be within those limits. We will not review again your dollar cost averaging election for compliance with the individual and aggregate limits for investment in the Restricted Funds except in the case of the transactions described below.

     o Amount added to source account: If you add amounts to the source account which would increase the amount to be transferred under the dollar cost averaging program, we will review the amounts to be transferred to ensure that the individual and aggregate limits are not being exceeded. If such limits would be exceeded, we will require that the dollar cost averaging transfer amounts be changed to ensure that the transfers are within the limits based on the then-current allocation of contract value to the Restricted Fund(s) and the then-current value of the amount designated to be transferred to that Restricted Fund(s).

     o Additional premium paid: Up to the individual Restricted Fund percentage limit may be allocated to a Restricted Fund. If you request more than the individual limit be allocated to a Restricted Fund, we will look at the aggregate limit, subtract the current allocation to Restricted Funds, and subtract the current value of amounts to be transferred under the dollar cost averaging program to Restricted Funds. The excess, if any, is the maximum that may be allocated pro-rata to the Restricted Funds.

     o Reallocation request is made while the dollar cost averaging program is active: If the reallocation would increase the amount allocated to Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to Restricted Funds and less the current value of any remaining amounts to be transferred under the dollar cost averaging program to the Restricted Funds.

We may offer additional subaccounts or withdraw any subaccount or Fixed Interest Allocation to or from the dollar cost averaging program, stop offering DCA Fixed Interest Allocations or otherwise modify, suspend or terminate this program. Such change will not affect any dollar cost averaging programs in operation at the time.

AUTOMATIC REBALANCING

If you have at least $10,000 of contract value invested in the subaccounts of Separate Account B, you may elect to have your investments in the subaccounts automatically rebalanced. Automatic rebalancing is not available if you participate in dollar cost averaging. Automatic rebalancing will not take place during the

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

free look period. Transfers made pursuant to automatic rebalancing do not count toward the 12-transfer limit on free transfers.

You are permitted to reallocate between Restricted and non-Restricted Funds, subject to the limitations described above, in this section and in Appendix B -- The Investment Portfolios. If the reallocation would increase the amount allocated to the Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to all Restricted Funds.

We will transfer funds under your Contract on a quarterly, semi-annual, or annual calendar basis among the subaccounts to maintain the investment blend of your selected subaccounts. The minimum size of any allocation must be in full percentage points. Rebalancing does not affect any amounts that you have allocated to the Fixed Account. The program may be used in conjunction with the systematic withdrawal option only if withdrawals are taken pro-rata.

To participate in automatic rebalancing, send satisfactory notice to our Customer Service Center. We will begin the program on the last business day of the period in which we receive the notice. You may cancel the program at any time. The program will automatically terminate if you choose to reallocate your contract value among the subaccounts or if you make an additional premium payment or partial withdrawal on other than a pro-rata basis. Additional premium payments and partial withdrawals made on a pro-rata basis will not cause the automatic rebalancing program to terminate.

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DEATH BENEFIT CHOICES
--------------------------------------------------------------------------------

DEATH BENEFIT DURING THE ACCUMULATION PHASE

During the accumulation phase, a death benefit (and earnings multiplier benefit, if elected) is payable when either the contract owner or the first of joint owners or the annuitant (when a contract owner is not an individual) dies. Assuming you are the contract owner, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. We calculate the death benefit value as of the close of the business day on which we receive written notice and due proof of death, as well as any required paperwork, at our Customer Service Center ("claim date"). If your beneficiary wants to receive the death benefit on a date later than this, it may affect the amount of the benefit payable in the future. The proceeds may be received in a single sum, applied to any of the annuity options, or, if available, paid over the beneficiary's lifetime. (See "Systematic Withdrawals" above). A beneficiary's right to elect an annuity option or receive a lump-sum payment may have been restricted by the contract owner. If so, such rights or options will not be available to the beneficiary. If we do not receive a request to apply the death benefit proceeds to an annuity option, we will make a single sum distribution. We will generally pay death benefit proceeds within 7 days after our Customer Service Center has received sufficient information to make the payment. For information on required distributions under federal income tax laws, you should see "Required Distributions upon Contract Owner's Death."

THE FOLLOWING DESCRIBES THE DEATH BENEFIT OPTIONS FOR CONTRACT OWNERS IN THE YR-2004 CATEGORY. FOR A DESCRIPTION OF THE DEATH BENEFITS APPLICABLE UNDER YOUR CONTRACT IF YOU ARE IN A DIFFERENT CATEGORY, PLEASE SEE THE APPLICABLE APPENDIX. PLEASE RETAIN THIS PROSPECTUS AND THE APPENDIX THAT IS APPLICABLE TO YOU SO YOU WILL HAVE IT FOR FUTURE REFERENCE. IF YOU ARE UNSURE OF WHICH CATEGORY APPLIES TO YOU, PLEASE CALL OUR CUSTOMER SERVICE CENTER.

You may choose one of the following Death Benefits: (i) the Standard Death Benefit, (ii) the Quarterly Ratchet Enhanced Death Benefit or (iii) the Max 7 Enhanced Death Benefit. The Quarterly Ratchet Enhanced Death Benefit and the Max 7 Enhanced Death Benefit are available only if the contract owner or the annuitant (if the contract owner is not an individual) is not more than 79 years old at the time of purchase. The Enhanced Death Benefits are available only at the time you purchase your Contract. The Enhanced Death Benefits are not available where a Contract is owned by joint owners. If you do not choose a death benefit, your death benefit will be the Standard Death Benefit.

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

Once you choose a death benefit, you cannot change it. We may stop or suspend offering any of the Enhanced Death Benefit options to new Contracts. A change in ownership of the Contract may affect the amount of the death benefit and the Enhanced Death Benefit. The MGWB rider may also affect the death benefit. The death benefit may be subject to certain mandatory distribution rules required by federal tax law.

We use the Base Death Benefit to help determine the minimum death benefit payable under each of the death benefit options described below. You do not elect the Base Death Benefit. The Base Death Benefit is equal to the greater of:

     1)   the contract value; or

     2)   the cash surrender value.

THE STANDARD DEATH BENEFIT equals the GREATER of:

     1)   the Base Death Benefit; and

     2) the Standard Minimum Guaranteed Death Benefit ("Standard MGDB") for amounts allocated to Covered Funds plus the contract value allocated to Excluded Funds.

The Standard MGDB allocated to Covered Funds equals premiums allocated to Covered Funds less pro-rata adjustments for any withdrawals and transfers.

The Standard MGDB allocated to Excluded Funds equals premiums allocated to Excluded Funds less pro-rata adjustments for any withdrawals and transfers. This calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

Withdrawals reduce the Standard MGDB on a pro-rata basis. The percentage reduction in the Standard MGDB for each Fund category (i.e. Covered or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. The pro-rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Transfers among Fund categories do not reduce the overall Standard MGDB.

     o Net transfers from Covered Funds to Excluded Funds will reduce the Standard MGDB in the Covered Funds on a pro-rata basis. The increase in the Standard MGDB allocated to Excluded Funds will equal the decrease in the Standard MGDB in Covered Funds.

     o Net transfers from Excluded Funds to Covered Funds will reduce the Standard MGDB in Excluded Funds on a pro-rata basis. The increase in the Standard MGDB allocated to Covered Funds will equal the lesser of the net contract value transferred and the decrease in the Standard MGDB in Excluded Funds.

ENHANCED DEATH BENEFIT OPTIONS. Under the Enhanced Death Benefit options, if you die before the annuity start date, your beneficiary will receive the greater of the Standard Death Benefit or the Enhanced Death Benefit option elected. We may, with 30 days notice to you, designate any investment portfolio as a Special Fund or Excluded Fund on existing contracts with respect to new premiums added to such investment portfolio and also with respect to new transfers to such investment portfolio. Selecting a Special Fund or Excluded Fund may limit or reduce the Enhanced Death Benefit.

For the period during which a portion of the contract value is allocated to a Special Fund or Excluded Fund, we may, at our discretion, reduce the mortality and expense risk charge attributable to that portion of the contract value. The reduced mortality and expense risk charge will be applicable only during that period.

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

The QUARTERLY RATCHET ENHANCED DEATH BENEFIT equals the greater of:

     1)   the Standard Death Benefit; and

     2) the Quarterly Ratchet Minimum Guaranteed Death Benefit ("Quarterly Ratchet MGDB") allocated to Covered Funds plus the contract value allocated to Excluded Funds.

No funds are currently designated as Excluded Funds for purposes of the Quarterly Ratchet MGDB.

The Quarterly Ratchet MGDB allocated to Covered Funds on the contract date equals the premium allocated to Covered Funds. On each quarterly anniversary (three months from the contract date and each three month anniversary of that date) that occurs on or prior to attainment of age 90, the Quarterly Ratchet MGDB in Covered Funds will be set to the greater of:

     1) the current contract value in Covered Funds (after deductions occurring as of that date); and

     2) the Quarterly Ratchet MGDB in Covered Funds from the prior quarterly anniversary (after deductions occurring on that date), adjusted for new premiums, and partial withdrawals attributable to Covered Funds, and transfers.

Other than on quarterly anniversaries, the Quarterly Ratchet MGDB in the Covered Funds is equal to the Quarterly Ratchet MGDB in the Covered Funds from the last quarterly anniversary, adjusted for new premiums, and partial withdrawals attributable to Covered Funds, and transfers.

The Quarterly Ratchet MGDB allocated to Excluded Funds on the contract date equals the premium allocated to Excluded Funds. The calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds. On each quarterly anniversary that occurs on or prior to attainment of age 90, the Quarterly Ratchet MGDB in Excluded Funds will be set to the greater of:

     1) the current contract value in Excluded Funds (after deductions occurring as of that date); or

     2) the Quarterly Ratchet MGDB in the Excluded Funds from the prior quarterly anniversary (after deductions occurring on that date), adjusted for new premiums and partial withdrawals attributable to Excluded Funds, and transfers.

Other than on quarterly anniversaries, the Quarterly Ratchet MGDB in the Excluded Funds is equal to the Quarterly Ratchet MGDB in the Excluded Funds from the last quarterly anniversary, adjusted for new premiums, credits, and partial withdrawals attributable to Excluded Funds, and transfers.

Withdrawals reduce the Quarterly Ratchet MGDB on a pro-rata basis. The pro-rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Net transfers from Covered Funds to Special or Excluded Funds will reduce the Quarterly Ratchet MGDB in Covered Funds on a pro-rata basis. The increase in the Quarterly Ratchet MGDB allocated to Special or Excluded Funds, as applicable, will equal the decrease in the Quarterly Ratchet MGDB in Covered Funds.

Net transfers from Excluded Funds to Covered Funds will reduce the Quarterly Ratchet MGDB in Excluded Funds on a pro-rata basis. The increase in the Quarterly Ratchet MGDB allocated to Covered Funds will equal the lesser of the net contract value transferred and the reduction in the Quarterly Ratchet MGDB in Excluded Funds.

The MAX 7 ENHANCED DEATH BENEFIT equals the greater of the Quarterly Ratchet Enhanced Death Benefit and the 7% Solution Death Benefit Element. Each element of the Max 7 Enhanced Death Benefit is determined independently of the other at all times.

Note: In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted. The enhanced death benefits may not be available in all states.

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

The 7% Solution Death Benefit Element is the greater of:

     1)   the Standard Death Benefit; and

     2)   the lesser of:

          a) 3 times all premium payments, adjusted for withdrawals (the "cap"); and

          b) the sum of the 7% Solution Minimum Guaranteed Death Benefit Element ("7% MGDB") allocated to Covered Funds, the 7% MGDB allocated to Special Funds, and the contract value allocated to Excluded Funds.

For purposes of calculating the 7% Solution Death Benefit Element, the following investment options are designated as Special Funds: the Wells Fargo VT Money Market Fund, the ING VP Bond Portfolio, the ING PIMCO Core Bond Portfolio, the Fixed Account, the Fixed Interest Division, and the TSA Special Fixed Account.

No investment options are currently designated as Excluded Funds.

The 7% MGDB allocated to Covered Funds equals premiums allocated to Covered Funds, adjusted for withdrawals and transfers, accumulated at 7% until age 80 or the 7% MGDB reaches the cap. There is no accumulation once the cap is reached. Payment of additional premiums may cause the accumulation to resume, but there is no catch-up for any period where accumulation was suspended.

The 7% MGDB allocated to Special Funds equals premiums allocated to Special Funds, adjusted for withdrawals and transfers. There is no accumulation of Minimum Guaranteed Death Benefit allocated to Special Funds.

The 7% MGDB allocated to Excluded Funds is determined in the same way as the 7% MGDB for Covered Funds, but the calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

Withdrawals reduce the 7% MGDB on a pro-rata basis. The percentage reduction in the 7% MGDB for each Fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. The percentage reduction in the cap equals the percentage reduction in total contract value resulting from the withdrawal. The pro-rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Transfers among Fund categories do not reduce the overall 7% MGDB, but do affect the amount of the 7% MGDB in a particular Fund category. Net transfers from among the Funds will reduce the 7% MGDB in the Funds on a pro-rata basis.

EARNINGS MULTIPLIER BENEFIT RIDER. The earnings multiplier benefit rider is an optional rider that provides a separate death benefit in addition to the death benefit provided under the death benefit options described above. The rider is subject to state availability and is available only for issue ages 75 or under. You may add it at issue of the Contract or, if not yet available in your state, on the next contract anniversary following introduction of the rider in your state. The date on which the rider is added is referred to as the "rider effective date."

If the rider is added at issue, the rider provides a benefit equal to a percentage of the gain under the Contract, up to a gain equal to 150% of premiums adjusted for withdrawals ("Maximum Base"). Currently, if added at issue, the earnings multiplier benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of: i) the Maximum Base; and ii) the contract value on the claim date minus premiums adjusted for withdrawals. If added after issue, the earnings multiplier benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of: i) 150% of the contract value on the rider effective date, plus subsequent premiums adjusted for subsequent withdrawals; and ii) the contract value on the claim date minus the contract value on the rider effective date, minus subsequent premiums adjusted for subsequent withdrawals. The adjustment to the benefit for withdrawals is pro-rata, meaning that the benefit will be reduced by the proportion that the withdrawal bears to the contract value at the time of the withdrawal.

There is an extra charge for the earnings multiplier benefit rider and once selected, it may not be revoked. The rider does not provide a benefit if there is no gain under the Contract. As such, the Company would continue to assess a charge for the rider, even though no benefit would be payable at death under the rider if there are no gains under the Contract. Please see "Charges and Fees -- Earnings Multiplier Benefit Charge" for a description of the charge.

The rider is available for both non-qualified and qualified contracts. Please see the discussions of possible tax consequences in "Federal Tax
Considerations," "Individual Retirement Annuities," "Taxation of Qualified Contracts," and "Tax Consequences of Enhanced Death Benefit," in this prospectus.

DEATH BENEFIT DURING THE INCOME PHASE

If any contract owner or the annuitant dies after the annuity start date, we will pay the beneficiary any certain benefit remaining under the annuity in effect at the time.

CONTINUATION AFTER DEATH -- SPOUSE

If at the contract owner's death, the surviving spouse of the deceased contract owner is the beneficiary and such surviving spouse elects to continue the contract as his or her own, the following will apply:

If the guaranteed death benefit as of the date we receive due proof of death, minus the contract value on that date is greater than zero, we will add such difference to the contract value. We will allocate such addition to the variable subaccounts in proportion to the contract value in the subaccounts, unless you direct otherwise. If there is no contract value in any subaccount, we will allocate the addition to the Wells Fargo VT Money Market subaccount, or its successor. Such addition to contract value will not affect the guaranteed death benefit or any living benefit rider values. Any addition to contract value is available only to the spouse of the owner as of the date of death of the owner if such spouse under the provisions of the contract elects to continue the contract as his or her own.

The death benefits under each of the available options will continue, based on the surviving spouse's age on the date that ownership changes.

At subsequent surrender, we will waive any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the contract owner. Any premiums paid later will be subject to any applicable surrender charge.

If you elected the earnings multiplier benefit rider, and the benefit would otherwise be payable, we will add the benefit to the contract value and allocate the benefit among the variable subaccounts in proportion to the contract value in the subaccounts, unless you direct otherwise. If there is no contract value in any subaccount, we will allocate the benefit to the Wells Fargo VT Money Market subaccount, or its successor.

The earnings multiplier benefit rider will continue, if the surviving spouse is eligible based on his or her attained age. If the surviving spouse is older than the maximum rider issue age, the rider will terminate. The Maximum Base and the percentages will be reset based on the adjusted contract value. The calculation of the benefit going forward will be: (i) based on the attained age of the spouse at the time of the ownership change using current values as of that date;
(ii) computed as if the rider were added to the Contract after issue and after the increase; and (iii) based on the Maximum Base and percentages in effect on the original rider date. However, we may permit the surviving spouse to elect to use the then-current Maximum Base and percentages in the benefit calculation.

CONTINUATION AFTER DEATH -- NOT A SPOUSE

If the beneficiary or surviving joint owner is not the spouse of the owner, the contract may continue in force subject to the required distribution rules of the Code. See next section, "Required Distributions Upon Contract Owner's Death."

If the guaranteed death benefit as of the date we receive due proof of death, minus the contract value also on that date, is greater than zero, we will add such difference to the contract value. Such addition will be allocated to the variable subaccounts in proportion to the contract value in the subaccounts, unless we are directed otherwise. If there is no contract value in any subaccount, the addition will be allocated to the Wells Fargo VT Money Market subaccount, or its successor. The death benefit will then terminate. At subsequent surrender, any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the contract owner will be waived. No additional premium payments may be made.

If you elected the earnings multiplier benefit rider, and the benefit would otherwise be payable, we will add the benefit to the contract value and allocate the benefit among the variable subaccounts in proportion to the contract value in the subaccounts, unless you direct otherwise. If there is no contract value in any subaccount, we will allocate the benefit to the Wells Fargo VT Money Market subaccount, or its successor. The earnings multiplier benefit rider then terminates, whether or not a benefit was payable under the terms of the rider.

REQUIRED DISTRIBUTIONS UPON CONTRACT OWNER'S DEATH

We will not allow any payment of benefits provided under a non-qualified Contract which do not satisfy the requirements of Section 72(s) of the Code.

If any contract owner of a non-qualified contract dies before the annuity start date, we will distribute the death benefit payable to the beneficiary as follows: (a) the death benefit must be completely distributed within 5 years of the contract owner's date of death; or (b) the beneficiary may elect, within the 1-year period after the contract owner's date of death, to receive the death benefit in the form of an annuity from us, provided that (i) such annuity is distributed in substantially equal installments over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary; and (ii) such distributions begin not later than 1 year after the contract owner's date of death.

Notwithstanding (a) and (b) above, if the sole contract owner's beneficiary is the deceased owner's surviving spouse, then such spouse may elect to continue the Contract under the same terms as before the contract owner's death. Upon receipt of such election from the spouse at our Customer Service Center: (i) all rights of the spouse as contract owner's beneficiary under the Contract in effect prior to such election will cease; (ii) the spouse will become the owner of the Contract and will also be treated as the contingent annuitant, if none has been named and only if the deceased owner was the annuitant; and (iii) all rights and privileges granted by the Contract or allowed by us will belong to the spouse as contract owner of the Contract. We deem the spouse to have made this election if such spouse makes a premium payment to the Contract or fails to make a timely election as described in this paragraph. If the owner's beneficiary is not a spouse, the distribution provisions described in subparagraphs (a) and (b) above, will apply even if the annuitant and/or contingent annuitant are alive at the time of the contract owner's death.

Subject to availability, and our then current rules, a spousal or non-spousal beneficiary may elect to receive death benefits as payments over the life expectancy of the beneficiary ("stretch"). "Stretch" payments will be subject to the same limitations as systematic withdrawals, and non-qualified "stretch" payments will be reported on the same basis as other systematic withdrawals.

If we do not receive an election from an owner's beneficiary who is not a spouse within the 1-year period after the contract owner's date of death, then we will pay the death benefit to the owner's beneficiary in a cash payment within five years from the date of death. We will determine the death benefit as of the date we receive proof of death. Such cash payment will be in full settlement of all our liability under the Contract.

If a contract owner dies after the annuity start date, all of the contract owner's rights granted under the Contract or allowed by us will pass to the contract owner's beneficiary.

If a contract has joint owners we will consider the date of death of the first joint owner as the death of the contract owner, and the surviving joint owner will become the beneficiary of the Contract. If any contract owner is not an individual, the death of an annuitant shall be treated as the death of a contract owner.

EFFECT OF MGWB ON DEATH BENEFIT

If you die before Automatic Periodic Benefit Status under the MGWB rider, the death benefit is payable, but the rider terminates. However, if the beneficiary is the owner's spouse, and the spouse elects to continue the Contract, the death benefit is not payable until the spouse's death. Please see "Minimum Guaranteed Withdrawal Benefit Rider-Death of Owner" for a description of the impact of the owner's death on the MGWB Rider.

If you die during Automatic Periodic Benefit Status, the death benefit payable is your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments. Please see "Minimum Guaranteed Withdrawal Benefit Rider".

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THE ANNUITY OPTIONS
--------------------------------------------------------------------------------

ANNUITIZATION OF YOUR CONTRACT

If the annuitant and contract owner are living on the annuity start date, we will begin making payments to the contract owner under an income plan. We will make these payments under the annuity option you chose. You may change an annuity option by making a written request to us at least 30 days before the annuity start date. The amount of the payments will be determined by applying your contract value, adjusted for any applicable Market Value Adjustment, on the annuity start date in accordance with the annuity option you chose. The MGIB annuity benefit may be available if you have purchased the MGIB rider, provided the waiting period and other specified conditions have been met.

You may also elect an annuity option on surrender of the Contract for its cash surrender value or you may choose one or more annuity options for the payment of death benefit proceeds while it is in effect and before the annuity start date. If, at the time of the contract owner's death or the annuitant's death (if the contract owner is not an individual), no option has been chosen for paying death benefit proceeds, the beneficiary may choose an annuity option within 60 days. In all events, payments of death benefit proceeds must comply with the distribution requirements of applicable federal tax law.

The minimum monthly annuity income payment that we will make is $20. We may require that a single sum payment be made if the contract value is less than $2,000 or if the calculated monthly annuity income payment is less than $20.

For each annuity option we will issue a separate written agreement putting the annuity option into effect. Before we pay any annuity benefits, we require the return of your Contract. If your Contract has been lost, we will require that you complete and return the applicable lost Contract form. Various factors will affect the level of annuity benefits, such as the annuity option chosen, the applicable payment rate used and the investment performance of the portfolios and interest credited to the Fixed Interest Allocations.

Our current annuity options provide only for fixed payments. Fixed annuity payments are regular payments, the amount of which is fixed and guaranteed by us. Some fixed annuity options provide fixed payments either for a specified period of time or for the life of the annuitant. The amount of life income payments will depend on the form and duration of payments you chose, the age of the annuitant or beneficiary (and gender, where appropriate under applicable law), the total contract value applied to periodic income payments, and the applicable payment rate.

Our approval is needed for any option where:

     1) The person named to receive payment is other than the contract owner or beneficiary;

     2)   The person named is not a natural person, such as a corporation; or

     3) Any income payment would be less than the minimum annuity income payment allowed.

SELECTING THE ANNUITY START DATE

You select the annuity start date, which is the date on which the annuity payments commence. The annuity start date must be at least 5 years from the contract date but before the month immediately following the annuitant's 90th birthday, or 10 years from the contract date, if later. If, on the annuity start date, a surrender charge remains, the elected annuity option must include a period certain of at least 5 years.

If you do not select an annuity start date, it will automatically begin in the month following the annuitant's 90th birthday, or 10 years from the contract date, if later.

If the annuity start date occurs when the annuitant is at an advanced age, such as over age 85, it is possible that the Contract will not be considered an annuity for federal tax purposes. For more information, see "Federal Tax Considerations" and the SAI. For a Contract purchased in connection with a qualified plan, other than a Roth IRA, distributions must commence not later than April 1st of the calendar year following the calendar year in which you reach age 70 1/2 or, in some cases, retire. Distributions may be made through annuitization or withdrawals. You should consult a tax adviser for tax advice before investing.

FREQUENCY OF ANNUITY PAYMENTS

You choose the frequency of the annuity payments. They may be monthly, quarterly, semi-annually or annually. If we do not receive written notice from you, we will make the payments monthly. There may be certain restrictions on minimum payments that we will allow.

BENEFICIARY RIGHTS

A beneficiary's right to elect an annuity option or receive a lump sum may have been restricted by the contract owner. If so, such options will not be available to the beneficiary.

THE ANNUITY OPTIONS

We offer the 4 annuity options shown below. Payments under Options 1, 2 and 3 are fixed. Payments under Option 4 may be fixed or variable, although only fixed payments are currently available. For a fixed annuity option, the contract value in the subaccounts is transferred to the Company's general account.

     OPTION 1. INCOME FOR A FIXED PERIOD. Under this option, we make monthly payments in equal installments for a fixed number of years based on the contract value on the annuity start date. We guarantee that each monthly payment will be at least the amount stated in your Contract. If you prefer, you may request that payments be made in annual, semi-annual or quarterly installments. We will provide you with illustrations if you ask for them. If the cash surrender value or contract value is applied under this option, a 10% penalty tax may apply to the taxable portion of each income payment until the contract owner reaches age 59 1/2.

     OPTION 2. INCOME FOR LIFE WITH A PERIOD CERTAIN. Under this option, we make payments for the life of the annuitant in equal monthly installments and guarantee the income for at least a period certain, such as 10 or 20 years. Other periods certain may be available to you on request. You may choose a refund period instead. Under this arrangement, income is guaranteed until payments equal the amount of your Contract. If the person named lives beyond the guaranteed period, we will continue payments until his or her death. We guarantee that each payment will be at least the amount specified in the Contract corresponding to the person's age on his or her last birthday before the annuity start date. Amounts for ages not shown in the Contract are available if you ask for them. If you do not choose an annuity option, we will select this option with a 10-year period certain for you.

     OPTION 3. JOINT LIFE INCOME. This option is available when there are 2 persons named to determine annuity payments. At least one of the persons named must be either the contract owner or beneficiary of the Contract. We guarantee monthly payments will be made as long as at least one of the named persons is living. There is no minimum number of payments. Monthly payment amounts are available if you ask for them.

     OPTION 4. ANNUITY PLAN. Under this option, your contract value can be applied to any other annuitization plan that we choose to offer on the annuity start date. Annuity payments under Option 4 may be fixed or variable. If variable and subject to the 1940 Act, it will comply with the requirements of such Act.

PAYMENT WHEN NAMED PERSON DIES

When the person named to receive payment dies, we will pay any amounts still due as provided in the annuity agreement between you and ING USA. The amounts we will pay are determined as follows:

     1) For Option 1, or any remaining guaranteed payments under Option 2, we will continue payments. Under Options 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum. This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. We will base the discount interest rate on the interest rate used to calculate the payments for Options 1 and 2.

     2) For Option 3, no amounts are payable after both named persons have died.

     3) For Option 4, the annuity option agreement will state the amount we will pay, if any.

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OTHER CONTRACT PROVISIONS
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REPORTS TO CONTRACT OWNERS

We will send you a quarterly report within 31 days after the end of each calendar quarter. The report will show the contract value, cash surrender value, and the death benefit as of the end of the calendar quarter. The report will also show the allocation of your contract value and reflects the amounts deducted from or added to the contract value since the last report. You have 30 days to notify our Customer Service Center of any errors or discrepancies contained in the report and in any confirmation notice. We will also send you copies of any shareholder reports of the investment portfolios in which Separate Account B invests, as well as any other reports, notices or documents we are required by law to furnish to you.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (i) when the New York Stock Exchange is closed; (ii) when trading on the New York Stock Exchange is restricted; (iii) when an emergency exists as determined by the SEC so that the sale of securities held in Separate Account B may not reasonably occur or so that the Company may not reasonably determine the value of Separate Account B's net assets; or (iv) during any other period when the SEC so permits for the protection of security holders. We have the right to delay payment of amounts from a Fixed Interest Allocation for up to 6 months.

IN CASE OF ERRORS IN YOUR APPLICATION

If an age or gender given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought had the age or gender not been misstated.


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

ASSIGNING THE CONTRACT AS COLLATERAL

You may assign a non-qualified Contract as collateral security for a loan but you should understand that your rights and any beneficiary's rights may be subject to the terms of the assignment. An assignment likely has federal tax consequences. You should consult a tax adviser for tax advice. You must give us satisfactory written notice at our Customer Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

CONTRACT CHANGES -- APPLICABLE TAX LAW

We have the right to make changes in the Contract to continue to qualify the Contract as an annuity under applicable federal tax law. We will give you advance notice of such changes.

FREE LOOK

You may cancel your Contract within your 10-day free look period. We deem the free look period to expire 15 days after we mail the Contract to you. Some states may require a longer free look period. To cancel, you need to send your Contract to our Customer Service Center or to the agent from whom you purchased it. We will refund the contract value. For purposes of the refund during the free look period, (i) we adjust your contract value for any market value adjustment (if you have invested in the Fixed Account), and (ii) then we include a refund of any charges deducted from your contract value. Because of the market risks associated with investing in the portfolios and the potential positive or negative effect of the market value adjustment, the contract value returned may be greater or less than the premium payment you paid. Some states require us to return to you the amount of the paid premium (rather than the contract value) in which case you will not be subject to investment risk during the free look period. In these states, your premiums designated for investment in the subaccounts may be allocated during the free look period to a subaccount specially designated by the Company for this purpose (currently, the Wells Fargo VT Money Market subaccount). We may, in our discretion, require that premiums designated for investment in the subaccounts from all other states as well as premiums designated for a Fixed Interest Allocation be allocated to the specially designated subaccount during the free look period. Your Contract is void as of the day we receive your Contract and cancellation request in good order. We determine your contract value at the close of business on the day we void your Contract. If you keep your Contract after the free look period and the investment is allocated to a subaccount specially designated by the Company, we will put your money in the subaccount(s) chosen by you, based on the accumulation unit value next computed for each subaccount, and/or in the Fixed Interest Allocation chosen by you.

SPECIAL ARRANGEMENTS

We may reduce or waive any Contract, rider, or benefit fees or charges for certain group or sponsored arrangements, under special programs, and for certain employees, agents, and related persons of our parent corporation and its affiliates. We reduce or waive these items based on expected economies, and the variations are based on differences in costs or services.

SELLING THE CONTRACT

Our affiliate Directed Services, Inc. ("DSI"), 1475 Dunwoody Dr., West Chester, PA 19380 is the principal underwriter and distributor of the Contract as well as for other ING USA contracts. DSI, a New York corporation, is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

DSI does not retain any commissions or compensation paid to it by ING USA for Contract sales. DSI enters into selling agreements with affiliated and unaffiliated broker/dealers to sell the Contracts through their registered representatives who are licensed to sell securities and variable insurance products. Selling firms are also registered with the SEC and are NASD member firms.

DSI pays selling firms for Contract sales according to one or more schedules. This compensation is generally based on a percentage of premium payments. DSI has entered into a selling agreement with Wells Fargo Securities, Inc. ("Wells Fargo") to sell the Contracts through registered representatives of Wells Fargo and its affiliated broker dealers. Wells Fargo may receive commissions of up to 9.0% of premium payments. In addition, selling firms may receive ongoing annual compensation of up to 1.25% of all, or a portion, of values of Contracts sold through the firm. Individual representatives may receive all or a portion of compensation paid to their selling firm, depending on the firm's practices. Commissions and annual compensation, when combined, could exceed 9.0% of total premium payments.

DSI may also compensate wholesalers/distributors, and their sales management personnel, for Contract sales within the wholesale/distribution channel. This compensation may be based on a percentage of premium payments, and/or a percentage of Contract values.

Affiliated selling firms may include Aeltus Capital, Inc., BancWest Investment Services, Inc., Baring Investment Services, Inc., Compulife Investor Services, Inc., Financial Network Investment Corporation, Financial Northeastern Corporation, Granite Investment Services, Inc. Guaranty Brokerage Services, Inc., IFG Network Securities, Inc., ING America Equities, Inc., ING Barings Corp., ING Brokers Network, LLC, ING Direct Funds Limited, ING DIRECT Securities, Inc., ING Financial Advisers LLC, ING Furman Selz Financial Services LLC, ING Funds Distributor, LLC, ING TT&S (U.S.) Securities, Inc., Investors Financial Group, LLC, Locust Street Securities, Inc., Multi-Financial Securities Corporation, PrimeVest Financial Services, Inc., Systematized Benefits Administrators, Inc., United Variable Services, Inc., VESTAX Securities Corporation, and Washington Square Securities, Inc.

We may also make additional payments to broker/dealers for marketing and educational expenses and to reimburse certain expenses of registered representatives relating to sales of Contracts.

We do not pay any additional compensation on the sale or exercise of any of the Contract's optional benefit riders offered in this prospectus.

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OTHER INFORMATION
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VOTING RIGHTS

We will vote the shares of a Trust owned by Separate Account B according to your instructions. However, if the 1940 Act or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Trust in our own right, we may decide to do so.

We determine the number of shares that you have in a subaccount by dividing the Contract's contract value in that subaccount by the net asset value of one share of the portfolio in which a subaccount invests. We count fractional votes. We will determine the number of shares you can instruct us to vote 180 days or less before a Trust shareholder meeting. We will ask you for voting instructions by mail at least 10 days before the meeting. If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all contracts in that subaccount. We will also vote shares we hold in Separate Account B which are not attributable to contract owners in the same proportion.

STATE REGULATION

We are regulated by the Insurance Department of the State of Iowa. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contract offered by this prospectus has been approved where required by those jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

LEGAL PROCEEDINGS

We are not aware of any pending legal proceedings which involve Separate Account B as a party.

We are, or may be in the future, a defendant in various legal proceedings in connection with the normal conduct of our insurance operations. Some of these cases may seek class action status and may include a demand for punitive damages as well as for compensatory damages. In the opinion of management, the ultimate resolution of any existing legal proceeding is not likely to have a material adverse effect on our ability to meet our obligations under the contract.

Directed Services, Inc., the principal underwriter and distributor of the contract, is not involved in any legal proceeding which, in the opinion of management, is likely to have a material adverse effect on its ability to distribute the contract.

INDUSTRY DEVELOPMENTS - TRADING

As with many financial services companies, the Company and affiliates of the Company have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. The Company is also reviewing its policies and procedures in this area.

LEGAL MATTERS

The legal validity of the Contracts was passed on by Kimberly J. Smith, Assistant Secretary of ING USA.

EXPERTS

The audited consolidated financial statements and schedules of Golden American as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, along with the statement of assets and liabilities of Separate Account B as of December 31, 2002 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, appearing in the SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing in the SAI and in the Registration Statement, and are included in reliance on such reports given on the authority of such firm as experts in accounting and auditing.
--------------------------------------------------------------------------------
FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following summary provides a general description of the federal income tax considerations associated with this Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult your counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present federal income tax laws. We do not make any representations as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the IRS.

This summary references enhanced death benefits and earnings multiplier benefits that may not be available under your Contract. Please see your Contract, and "The Annuity Contract -- Optional Riders" and "Death Benefit Choices" in this prospectus.

TYPES OF CONTRACTS:  NON-QUALIFIED OR QUALIFIED

The Contract may be purchased on a non-tax-qualified basis or purchased on a tax-qualified basis. Qualified Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a qualified Contract in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. Therefore, you should seek competent legal and tax advice regarding the suitability of a Contract for your particular situation. The following discussion assumes that qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACTS

     DIVERSIFICATION REQUIREMENTS. The Code requires that the investments of a variable account be "adequately diversified" in order for non-qualified Contracts to be treated as annuity contracts for federal income tax purposes. It is intended that Separate Account B, through the subaccounts, will satisfy these diversification requirements.

     INVESTOR CONTROL. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a contract owner to allocate premium payments and transfer contract values, have not been explicitly addressed in published rulings. It is possible that these Contract features may exceed the limits imposed by the tax law. If so, you would be treated as the owner of the Separate Account B assets that underlie your Contract and thus subject to current taxation on the income and gains from those assets. While we believe that the Contracts do not give contract owners investment control over Separate Account B assets, we reserve the right to modify the Contracts as necessary to prevent a contract owner from being treated as the owner of the Separate Account B assets supporting the Contract.

     REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any non-qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The non-qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. See "Death Benefit Choices" for additional information on required distributions from non-qualified contracts. Qualified Contracts are subject to special rules -- see below.

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

     IN GENERAL. We believe that if you are a natural person you will generally not be taxed on increases in the value of a Contract until a distribution occurs or until annuity payments begin. For these purposes, the agreement to assign or pledge any portion of the contract value, and, in the case of a qualified Contract, any portion of an interest in the qualified plan, generally will be treated as a distribution.

TAXATION OF NON-QUALIFIED CONTRACTS

     NON-NATURAL PERSON. The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the contract value over the "investment in the contract" (generally, the premiums or other consideration you paid for the contract less any nontaxable withdrawals) during the taxable year. There are some exceptions to this rule and a prospective contract owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Contracts owned by natural persons.

     DELAYED ANNUITY STARTING DATE. If the Contract's annuity starting date occurs (or is scheduled to occur) at a time when the annuitant has reached an advanced age (e.g., age 85), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in your income.

     WITHDRAWALS. When a withdrawal from a non-qualified Contract occurs (including amounts paid to you under the MGWB rider), the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any surrender charge) immediately before the distribution over the contract owner's investment in the Contract at that time. The contract value that applies for this purpose is unclear in some respects. For example, the living benefits provided under the Contract, i.e., the MGAB, MGWB and MGIB, as well as the market value adjustment could increase the contract value that applies. Thus, the income on the Contracts could be higher than the amount of income that would be determined without regard to such benefits. As a result, you could have higher amounts of income than will be reported to you.

In the case of a surrender under a non-qualified Contract, the amount received generally will be taxable only to the extent it exceeds the contract owner's investment in the Contract.

The Contract offers a death benefit (including the benefit provided by the earnings multiplier benefit rider) that may exceed the greater of the premium payments and the contract value. Certain charges are imposed with respect to the death benefit. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract.

     PENALTY TAX ON CERTAIN WITHDRAWALS. A distribution from a non-qualified Contract may be subject to a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

     o    made on or after the taxpayer reaches age 59 1/2;

     o    made on or after the death of a contract owner;

     o    attributable to the taxpayer's becoming disabled; or

     o made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax adviser should be consulted with regard to exceptions from the penalty tax.

     ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. The tax treatment of partial annuitizations is unclear. We currently treat any partial annuitizations, such as those associated with the MGIB benefit, as withdrawals rather than as annuity payments. Please consult your tax adviser before electing a partial annuitization.

     TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments. Special rules may apply to amounts distributed after a Beneficiary has elected to maintain Contract value and receive payments.

     TRANSFERS, ASSIGNMENTS AND EXCHANGES. A transfer or assignment of ownership of a Contract, the designation of an annuitant or payee other than an owner, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. A contract owner contemplating any such transfer, assignment, designation or exchange, should consult a tax adviser as to the tax consequences.

     MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same contract owner during any calendar year are treated as one non-qualified deferred annuity contract for purposes of determining the amount includible in such contract owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED CONTRACTS

The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions before age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents.

For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the plan participant for whose benefit the contract is purchased (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the plan participant reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than by April 1 of the calendar year following the calendar year in which the individual contract owner reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time before the contract owner's death. PLEASE NOTE THAT REQUIRED MINIMUM DISTRIBUTIONS UNDER QUALIFIED CONTRACTS MAY BE SUBJECT TO SURRENDER CHARGE AND/OR MARKET VALUE ADJUSTMENT, IN ACCORDANCE WITH THE TERMS OF THE CONTRACT. THIS COULD AFFECT THE AMOUNT THAT MUST BE TAKEN FROM THE CONTRACT IN ORDER TO SATISFY REQUIRED MINIMUM DISTRIBUTIONS.

     DIRECT ROLLOVERS. If the Contract is used in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Code, or is a tax-sheltered annuity under section 403(b) of the Code, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under section 457(b), any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under section 401(a) of the Code, qualified annuity plan under section 403(a) of the Code, section 403(b) annuity or custodial account, or an eligible section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain qualified plans. Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or us) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

     CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits before transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

     INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Also, amounts in another IRA or individual retirement account can be rolled over or transferred tax-free to an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans for Employees (SIMPLE), under which certain employers may provide contributions to IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. If you make a tax-free rollover of a distribution from any of these IRAs, you may not make another tax-free rollover from the IRA within a 1-year period. Sales of the Contract for use with IRAs may be subject to special requirements of the IRS.

     DISTRIBUTIONS -- IRAs. All distributions from a traditional IRA are taxed as received unless either one of the following is true:

     o The distribution is rolled over to a plan eligible to receive rollovers or to another traditional IRA or certain qualified plans in accordance with the Tax Code; or

     o You made after-tax contributions to the IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

To avoid certain tax penalties, you and any designated beneficiary must also meet the minimum distribution requirements imposed by the Tax Code. The requirements do not apply to Roth IRA contracts while the owner is living. These rules may dictate one or more of the following:

     o    Start date for distributions;

     o The time period in which all amounts in your account(s) must be distributed; or

     o    Distribution amounts.

Generally, you must begin receiving distributions from a traditional IRA by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. We must pay out distributions from the contract over one of the following time periods:

     o Over your life or the joint lives of you and your designated beneficiary; or

     o Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.

The amount of each periodic distribution must be calculated in accordance with IRS regulations. If you fail to receive the minimum required distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.

The following applies to the distribution of death proceeds under 408(b) and 408A (Roth IRA - See below) plans. Different distribution requirements apply after your death.

If your death occurs after you begin receiving minimum distributions under the contract, distributions must be made at least as rapidly as under the method in effect at the time of your death. Code section 401(a)(9) provides specific rules for calculating the minimum required distributions at your death. The death benefit under the contract and also certain other contract benefits, such as living benefits, may affect the amount of the required minimum distribution that must be taken.

If your death occurs before you begin receiving minimum distributions under the contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you die on September 1, 2004, your entire balance must be distributed to the designated beneficiary by December 31, 2009. However, if the distributions begin by December 31 of the calendar year following the calendar year of your death, and you have named a designated beneficiary, then payments may be made over either of the following time-frames:

     o    Over the life of the designated beneficiary; or

     o Over a period not extending beyond the life expectancy of the designated beneficiary.

If the designated beneficiary is your spouse, distributions must begin on or before the later of the following:

     o December 31 of the calendar year following the calendar year of your death; or

     o December 31 of the calendar year in which you would have attained age 70 1/2.

In lieu of taking a distribution under these rules, a spouse who is the sole beneficiary may elect to treat the account as his or her own IRA. In such case, the surviving spouse will be able to make contributions to the account, make rollovers from the account, and defer taking a distribution until his or her age 70 1/2. The surviving spouse is deemed to have made such an election if the surviving spouse makes a rollover to or from the account, makes additional contributions to the account, or fails to take a distribution within the required time period.

     ROTH IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to limits on the amount of the contributions and the persons who may be eligible to contribute, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. Certain qualifying individuals may convert an IRA, SEP, or SIMPLE IRA, to a Roth IRA. Such rollovers and conversions are subject to tax, and other special rules may apply. If you make a tax-free rollover of a distribution from a Roth IRA to another Roth IRA, you may not make another tax-free rollover from the Roth IRA from which the rollover was made within a 1-year period. A 10% penalty may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.

     DISTRIBUTIONS -- ROTH IRAs. A qualified distribution from a Roth IRA is not taxed when it is received. A qualified distribution is a distribution:

     o Made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA of the owner; and

     o Made after you attain age 59 1/2, die, become disabled as defined in the Tax Code, or for a qualified first-time home purchase.

If a distribution is not qualified, it will be taxable to the extent of the accumulated earnings. Under special ordering rules, a partial distribution will first be treated generally as a return of contributions which is not taxable and then as taxable accumulated earnings.

     TAX SHELTERED ANNUITIES. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (Social Security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Distributions allocable to salary reduction contributions, but not earnings on such contributions, may also be distributed upon hardship. Certain penalties may apply.

     TSAs -- LOANS. Loans may be available if you purchased your contract in connection with a non-ERISA plan qualified under Section 403(b) of the Code ("TSA"). We do not currently permit loans under Section 403(b) Contracts that are subject to ERISA. If your contract was issued in connection with a TSA and the terms of your plan permit, you may take a loan from us, using your surrender value as collateral for the loan. Loans are subject to the terms of the Contract, your 403(b) plan, and the Code. The amount and number of loans outstanding at any one time under your TSA are limited, whether under our contracts or those of other carriers. We may modify the terms of a loan to comply with changes in applicable law. Various mandatory repayment requirements apply to loans, and failure to repay generally would result in income to you and the potential application of tax penalties. We urge you to consult with a qualified tax advisor prior to effecting a loan transaction under your Contract. We may apply additional restrictions or limitations on loans, and you must make loan requests in accordance with our administrative practices and loan request procedures in effect at the time you submit your request. Read the terms of the loan agreement before submitting any request.

     Any outstanding loan balance impacts the following:

     1) Withdrawals and Charges: We determine amounts available for maximum withdrawal amounts, free partial withdrawals, systematic withdrawals and waiver of administrative charges by reducing the otherwise applicable amounts by the amount of any outstanding loan balance.

     2) Death Benefits, Annuitization and Surrenders: We deduct the outstanding loan balance from any amounts otherwise payable and in determining the amount available for annuitization.

     3)   Riders:

          a) Minimum Guaranteed Income Benefit ("MGIB") Rider. If you exercise the MGIB rider, we reduce the MGIB Base by an amount equal to the ratio of the outstanding loan balance to the contract value multiplied by the MGIB Base.

          b) Minimum Guaranteed Withdrawal Benefit ("MGWB") Rider. The portion of the contract value used to pay off the outstanding loan balance will reduce the MGWB Withdrawal Account. We do not recommend the MGWB rider if loans are contemplated.

          c) Minimum Guaranteed Accumulation Benefit ("MGAB") Rider. Generally, loan repayment periods should not extend into the 3-year period preceding the end of the Waiting Period, because transfers made within such 3-year period reduce the MGAB Base and the MGAB Charge Base pro-rata based on the percentage of contract value transferred. Transfers between the TSA Special Fixed Account and the variable accounts will not be excluded from this treatment.

     TSAS -- DISTRIBUTIONS. All distributions from Section 403(b) plans are taxed as received unless either of the following are true:

     o The distribution is rolled over to another plan eligible to receive rollovers or to a traditional individual retirement annuity/account
          (IRA) in accordance with the Tax Code; or

     o You made after-tax contributions to the plan. In this case, the amount will be taxed according to rules detailed in the Tax Code.

     Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 or retire, whichever occurs later, unless you had amounts under the contract as of December 31, 1986. In this case, distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75 or retire, if later. The death benefit under the contract and also certain other contract benefits, such as the living benefits, may affect the amount of the required minimum distribution that must be taken. If you take any distributions in excess of the minimum required amount, then special rules require that some or all of the December 31, 1986 balance be distributed earlier.

TAX CONSEQUENCES OF ENHANCED DEATH BENEFIT

The Contract offers a death benefit (including the benefit provided by the earnings multiplier benefit rider) that may exceed the greater of the premium payments and the contract value. It is possible that the IRS could characterize such a death benefit as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to participants. Also, as stated above, the presence of the death benefit, as well as certain other contract benefits, could affect the amount of required minimum distributions.

OTHER TAX CONSEQUENCES

As noted above, the foregoing comments about the federal tax consequences under the Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each contract owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

POSSIBLE CHANGES IN TAXATION

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Contract.

FEDERAL INCOME TAX WITHHOLDING

We will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including withdrawals prior to the annuity starting date) and conversions of, and rollovers from, non-Roth IRAs to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     TABLE OF CONTENTS
     Item
     Introduction
     Description of ING USA Annuity and Life Insurance Company
     Safekeeping of Assets
     The Administrator
     Independent Auditors
     Distribution of Contracts
     Performance Information
     IRA Partial Withdrawal Option
     Other Information
     Financial Statements of Golden American Life Insurance Company Financial Statements of Golden American Separate Account B


--------------------------------------------------------------------------------
Please tear off, complete and return the form below to order a free Statement of Additional Information for the Contracts offered under the prospectus. Send the form to our Customer Service Center at the address shown on the prospectus
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PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR
SEPARATE ACCOUNT B.

Please Print or Type:

          --------------------------------------------------
          Name

          --------------------------------------------------
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          City, State, Zip


WF Opportunities - 131187                                            02/13/2004
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

--------------------------------------------------------------------------------
APPENDIX A
--------------------------------------------------------------------------------

                         CONDENSED FINANCIAL INFORMATION

Except for subaccounts which did not commence operations as of December 31, 2002, the following tables give (1) the accumulation unit value ("AUV") at the beginning of the period, (2) the AUV at the end of the period and (3) the total number of accumulation units outstanding at the end of the period for each subaccount of Golden American Separate Account B, (now ING USA Annuity and Life Insurance Company Separate Account B) available under the Contract for the indicated periods.


                                          2002      2001       2000       1999      1998       1997       1996       1995
                                          ----      ----       ----       ----      ----       ----       ----       ----
SEPARATE ACCOUNT ANNUAL CHARGES OF 1.40 %

     FIDELITY VIP EQUITY--INCOME
         AUV at Beginning of Period       $9.59    $10.00 (12)
         AUV at End of Period             $7.83     $9.59
         Number of Accumulation
            Units Outstanding at
            End of Period               478,395

     ING AIM MID CAP GROWTH
         AUV at Beginning of Period      $14.71    $18.92     $21.92     $14.23    $14.31     $11.78     $10.01     $10.00 (1)
         AUV at End of Period             $9.91    $14.71     $18.92     $21.92    $14.23     $14.31     $11.78     $10.01
         Number of Accumulation
            Units Outstanding at
            End of Period             2,906,118 3,787,157  4,824,609  2,450,796 1,105,850    554,068    231,567     47,478

     ING ALLIANCE MID CAP GROWTH
         AUV at Beginning of Period      $14.64    $17.21     $21.06     $17.01    $15.41     $12.49     $10.00 (3)
         AUV at End of Period            $10.10    $14.64     $17.21     $21.06    $17.01     $15.41     $12.49
         Number of Accumulation
            Units Outstanding at
            End of Period             5,368,761 6,450,280  6,881,891  5,870,533 3,297,314    438,636     38,037

     ING DEVELOPING WORLD
         AUV at Beginning of Period       $7.08     $7.58     $11.61      $7.28    $10.00 (6)
         AUV at End of Period             $6.23     $7.08      $7.58     $11.61     $7.28
         Number of Accumulation
            Units Outstanding at
            End of Period             1,922,891 2,270,962  2,014,772  2,133,907   417,221

     ING EAGLE ASSET VALUE EQUITY
         AUV at Beginning of Period      $18.34    $19.46     $18.14     $18.31    $18.28     $14.57     $13.36     $12.41 (1)
         AUV at End of Period            $15.00    $18.34     $19.46     $18.14    $18.31     $18.28     $14.57     $13.36
         Number of Accumulation
            Units Outstanding at
            End of Period             2,314,069 2,404,425  2,586,368  1,825,971 1,415,540    469,649    249,994     23,394

     ING FMRSM DIVERSIFIED MID--CAP
         AUV at Beginning of Period       $9.09     $9.88     $10.00 (9)
         AUV at End of Period             $7.23     $9.09      $9.88
         Number of Accumulation
            Units Outstanding at
            End of Period             1,436,694   685,331    290,230

     ING JANUS GROWTH AND INCOME
         AUV at Beginning of Period       $8.87     $9.94     $10.00 (9)
         AUV at End of Period             $7.05     $8.87      $9.94
         Number of Accumulation
            Units Outstanding at
            End of Period             1,676,922 1,073,857    274,785

     ING JANUS SPECIAL EQUITY
         AUV at Beginning of Period       $8.32     $8.89     $10.00 (9)
         AUV at End of Period             $6.08     $8.32      $8.89
         Number of Accumulation
            Units Outstanding at
            End of Period               464,523   368,091    121,670

     ING JENNISON EQUITY OPPORTUNITIES
         AUV at Beginning of Period      $21.60    $25.17     $30.11     $24.50    $22.05     $17.34     $14.63     $14.23 (1)
         AUV at End of Period            $15.06    $21.60     $25.17     $30.11    $24.50     $22.05     $17.34     $14.63
         Number of Accumulation
            Units Outstanding at
            End of Period             2,929,610 3,606,212  3,626,696  2,412,721 1,342,756    312,229    174,592     16,369


                                       A1

                                          2002      2001       2000       1999      1998       1997       1996       1995
                                          ----      ----       ----       ----      ----       ----       ----       ----
     ING JP MORGAN FLEMING INTERNATIONAL ENHANCED
         AUV at Beginning of Period      $10.00 (12)
         AUV at End of Period             $8.22
         Number of Accumulation
            Units Outstanding at
            End of Period                72,898

     ING JP MORGAN SMALLCAP
         AUV at Beginning of Period      $10.00 (12)
         AUV at End of Period             $7.85
         Number of Accumulation
            Units Outstanding at
            End of Period               169,670

     ING MARSICO GROWTH
         AUV at Beginning of Period      $15.14    $22.02     $28.62     $16.29    $13.03     $11.42     $10.00 (4)
         AUV at End of Period            $10.52    $15.14     $22.02     $28.62    $16.29     $13.03     $11.42
         Number of Accumulation
            Units Outstanding at
            End of Period            12,372,395 16,739,73118,211,995 14,289,972 3,293,705    343,006

     ING MFS MID CAP GROWTH
         AUV at Beginning of Period      $31.80    $42.23     $39.59     $22.43    $18.52     $15.70     $13.21     $12.95 (3)
         AUV at End of Period            $16.05    $31.80     $42.23     $39.59    $22.43     $18.52     $15.70     $13.21
         Number of Accumulation
            Units Outstanding at
            End of Period             5,485,147 6,612,249  7,313,425  4,873,150 1,905,009    177,125     28,223

     ING MFS RESEARCH
         AUV at Beginning of Period      $20.44    $26.39     $28.04     $22.89    $18.87     $15.93     $13.10     $12.25 (4)
         AUV at End of Period            $15.14    $20.44     $26.39     $28.04    $22.89     $18.87     $15.93     $13.10
         Number of Accumulation
            Units Outstanding at
            End of Period             5,913,309 7,316,946  8,149,686  6,431,949 3,902,975    268,126

     ING PIMCO CORE BOND
         AUV at Beginning of Period      $11.86    $11.74     $11.79     $13.09    $11.87     $11.96     $11.55     $11.20 (6)
         AUV at End of Period            $12.71    $11.86     $11.74     $11.79    $13.09     $11.87     $11.96     $11.55
         Number of Accumulation
            Units Outstanding at
            End of Period             4,410,375 1,669,195  1,224,547    753,003   396,067     10,655

     ING SALOMON BROTHERS ALL CAP
         AUV at Beginning of Period      $11.65    $11.59     $10.00 (7)
         AUV at End of Period             $8.55    $11.65     $11.59
         Number of Accumulation
            Units Outstanding at
            End of Period             3,519,150 4,280,223  2,182,516

     ING SALOMON BROTHERS INVESTORS
         AUV at Beginning of Period      $10.63    $11.26     $10.00 (7)
         AUV at End of Period             $8.07    $10.63     $11.26
         Number of Accumulation
            Units Outstanding at
            End of Period             1,177,892   952,473    539,461

     ING T. ROWE PRICE CAPITAL APPRECIATION
         AUV at Beginning of Period      $28.22    $26.04     $21.65     $20.53    $19.66     $17.29     $15.07     $14.62 (1)
         AUV at End of Period            $27.96    $28.22     $26.04     $21.65    $20.53     $19.66     $17.29     $15.07
         Number of Accumulation
            Units Outstanding at
            End of Period             5,326,019 4,592,780  3,264,322  2,546,589 1,628,158    414,805    173,475     13,988

     ING T. ROWE PRICE EQUITY INCOME
         AUV at Beginning of Period      $23.90    $23.91     $21.47     $21.94    $20.55     $17.75     $16.55     $15.94 (1)
         AUV at End of Period            $20.45    $23.90     $23.91     $21.47    $21.94     $20.55     $17.75     $16.55
         Number of Accumulation
            Units Outstanding at
            End of Period             2,796,774 3,366,042  2,309,478  2,014,454   800,490    255,396    150,732     21,073

     ING VAN KAMPEN GLOBAL FRANCHISE
         AUV at Beginning of Period      $10.00 (12)
         AUV at End of Period             $8.85
         Number of Accumulation
            Units Outstanding at
            End of Period               220,958

     ING VAN KAMPEN GROWTH & INCOME
         AUV at Beginning of Period      $21.65    $24.94     $25.83     $22.61    $20.09     $15.69     $13.19     $12.12 (1)
         AUV at End of Period            $18.19    $21.65     $24.94     $25.83    $22.61     $20.09     $15.69     $13.19
         Number of Accumulation
            Units Outstanding at
            End of Period             6,183,621 7,290,571  8,035,274  7,496,161 4,591,471    853,473    355,191     36,100

                                       A2

                                          2002      2001       2000       1999      1998       1997       1996       1995
                                          ----      ----       ----       ----      ----       ----       ----       ----
     ING VAN KAMPEN REAL ESTATE
         AUV at Beginning of Period      $28.40    $26.64     $20.62     $21.74    $25.48     $21.04     $15.78     $14.91 (1)
         AUV at End of Period            $28.06    $28.40     $26.64     $20.62    $21.74     $25.48     $21.04     $15.78
         Number of Accumulation
            Units Outstanding at
            End of Period             1,167,176   887,731  1,006,919    534,577   436,867    135,993     42,710      2,910

     ING VP BOND PORTFOLIO
         AUV at Beginning of Period      $10.00 (12)
         AUV at End of Period            $10.64
         Number of Accumulation
            Units Outstanding at
            End of Period               719,279

     ING VP GROWTH OPPORTUNITIES
         AUV at Beginning of Period       $7.79    $10.00 (10)
         AUV at End of Period             $5.26     $7.79
         Number of Accumulation
            Units Outstanding at
            End of Period               143,307    82,839

     ING VP MAGNACAP
         AUV at Beginning of Period       $9.35    $10.00 (10)
         AUV at End of Period             $7.10     $9.35
         Number of Accumulation
            Units Outstanding at
            End of Period               211,733    38,846

     ING VP SMALLCAP OPPORTUNITIES
         AUV at Beginning of Period       $8.33    $10.00 (10)
         AUV at End of Period             $4.62     $8.33
         Number of Accumulation
            Units Outstanding at
            End of Period               774,557   180,638

     ING VP WORLDWIDE GROWTH
         AUV at Beginning of Period       $7.02     $8.75     $10.00 (8)
         AUV at End of Period             $5.21     $7.02      $8.75
         Number of Accumulation
            Units Outstanding at
            End of Period               467,247   306,137    110,552

     PIMCO HIGH YIELD PORTFOLIO
         AUV at Beginning of Period      $10.10    $10.01     $10.24     $10.08    $10.00 (6)
         AUV at End of Period             $9.84    $10.10     $10.01     $10.24    $10.08
         Number of Accumulation
            Units Outstanding at
            End of Period             6,193,058 5,836,177  5,140,416  5,053,972 1,630,971

     PROFUND VP BULL
         AUV at Beginning of Period       $8.90    $10.00 (10)
         AUV at End of Period             $6.67     $8.90
         Number of Accumulation
            Units Outstanding at
            End of Period             1,231,933   805,047

     PROFUND VP SMALL CAP
         AUV at Beginning of Period       $9.43    $10.00 (10)
         AUV at End of Period             $7.21     $9.43
         Number of Accumulation
            Units Outstanding at
            End of Period             1,755,934 1,134,989

     FOOTNOTES
     (1)  Fund First Available during October 1995
     (2)  Fund First Available during January 1996
     (3)  Fund First Available during September 1996
     (4)  Fund First Available during February 1997
     (5)  Fund First Available during October 1997
     (6)  Fund First Available during May 1998
     (7)  Fund First Available during February 2000
     (8)  Fund First Available during May 2000
     (9)  Fund First Available during October 2000
     (10) Fund First Available during May 2001
     (11) Fund First Available during November 2001
     (12) Fund First Available during May 2002

                                       A3

                                          2002      2001       2000
                                          ----      ----       ----

SEPARATE ACCOUNT ANNUAL CHARGES OF 1.45 %

     FIDELITY VIP EQUITY--INCOME
          AUV at Beginning of Period      $9.59    $10.00 (7)
          AUV at End of Period            $7.83     $9.59
          Number of Accumulation
             Units Outstanding at
             End of Period              321,872

     ING AIM MID CAP GROWTH
          AUV at Beginning of Period     $14.64    $18.85     $21.70 (1)
          AUV at End of Period            $9.86    $14.64     $18.85
          Number of Accumulation
             Units Outstanding at
             End of Period            1,870,966 2,160,544  1,797,957

     ING ALLIANCE MID CAP GROWTH
          AUV at Beginning of Period     $14.59    $17.17     $20.13 (1)
          AUV at End of Period           $10.06    $14.59     $17.17
          Number of Accumulation
             Units Outstanding at
             End of Period            1,918,853 1,780,512  1,239,023

     ING DEVELOPING WORLD
          AUV at Beginning of Period      $7.07     $7.57     $11.66 (1)
          AUV at End of Period            $6.22     $7.07      $7.57
          Number of Accumulation
             Units Outstanding at
             End of Period            1,365,017 1,495,431    760,058

     ING EAGLE ASSET VALUE EQUITY
          AUV at Beginning of Period     $18.25    $19.38     $17.48 (1)
          AUV at End of Period           $14.92    $18.25     $19.38
          Number of Accumulation
             Units Outstanding at
             End of Period            1,201,589   833,753    472,034

     ING FMRSM DIVERSIFIED MID--CAP
          AUV at Beginning of Period      $9.09     $9.88     $10.00 (3)
          AUV at End of Period            $7.22     $9.09      $9.88
          Number of Accumulation
             Units Outstanding at
             End of Period            1,947,601   959,092    131,431

     ING JANUS GROWTH AND INCOME
          AUV at Beginning of Period      $8.87     $9.94     $10.00 (3)
          AUV at End of Period            $7.04     $8.87      $9.94
          Number of Accumulation
             Units Outstanding at
             End of Period            2,831,575 1,698,201    170,460

     ING JANUS SPECIAL EQUITY
          AUV at Beginning of Period      $8.32     $8.89     $10.00 (3)
          AUV at End of Period            $6.07     $8.32      $8.89
          Number of Accumulation
             Units Outstanding at
             End of Period              610,059   538,057     76,347

     ING JENNISON EQUITY OPPORTUNITIES
          AUV at Beginning of Period     $21.46    $25.03     $29.44 (1)
          AUV at End of Period           $14.96    $21.46     $25.03
          Number of Accumulation
             Units Outstanding at
             End of Period            1,951,375 1,862,499  1,210,622

     ING JP MORGAN FLEMING INTERNATIONAL ENHANCED
          AUV at Beginning of Period     $10.00 (7)
          AUV at End of Period            $8.22
          Number of Accumulation
             Units Outstanding at
             End of Period              106,211

     ING JP MORGAN SMALLCAP
          AUV at Beginning of Period     $10.00 (7)
          AUV at End of Period            $7.84
          Number of Accumulation
             Units Outstanding at
             End of Period              209,858

                                       A4

                                          2002      2001       2000
                                          ----      ----       ----

     ING MARSICO GROWTH
          AUV at Beginning of Period     $15.10    $21.96     $29.12 (1)
          AUV at End of Period           $10.48    $15.10     $21.96
          Number of Accumulation
             Units Outstanding at
             End of Period            5,599,657 6,476,226  4,730,311

     ING MFS MID CAP GROWTH
          AUV at Beginning of Period     $31.73    $42.16     $38.56 (1)
          AUV at End of Period           $16.01    $31.73     $42.16
          Number of Accumulation
             Units Outstanding at
              End of Period            3,084,372 3,144,090  1,992,588

     ING MFS RESEARCH
          AUV at Beginning of Period     $20.35    $26.30     $26.94 (1)
          AUV at End of Period           $15.07    $20.35     $26.30
          Number of Accumulation
             Units Outstanding at
             End of Period            2,475,752 2,427,133  1,500,906

     ING PIMCO CORE BOND
          AUV at Beginning of Period     $11.81    $11.70     $11.44 (1)
          AUV at End of Period           $12.65    $11.81     $11.70
          Number of Accumulation
             Units Outstanding at
             End of Period            4,516,490 1,400,922    381,139

     ING SALOMON BROTHERS ALL CAP
          AUV at Beginning of Period     $11.64    $11.59     $10.00 (1)
          AUV at End of Period            $8.54    $11.64     $11.59
          Number of Accumulation
             Units Outstanding at
             End of Period            4,205,151 3,977,598  1,200,520

     ING SALOMON BROTHERS INVESTORS
          AUV at Beginning of Period     $10.62    $11.26     $10.00 (1)
          AUV at End of Period            $8.06    $10.62     $11.26
          Number of Accumulation
             Units Outstanding at
             End of Period            1,674,081 1,224,296    313,828

     ING T. ROWE PRICE CAPITAL APPRECIATION
          AUV at Beginning of Period     $27.99    $25.84     $20.89 (1)
          AUV at End of Period           $27.72    $27.99     $25.84
          Number of Accumulation
             Units Outstanding at
             End of Period            4,380,117 2,279,908    507,008

     ING T. ROWE PRICE EQUITY INCOME
          AUV at Beginning of Period     $23.71    $23.74     $20.18 (1)
          AUV at End of Period           $20.28    $23.71     $23.74
          Number of Accumulation
             Units Outstanding at
             End of Period            2,137,260 1,599,946    470,889

     ING VAN KAMPEN GLOBAL FRANCHISE
          AUV at Beginning of Period     $10.00 (7)
          AUV at End of Period            $8.84
          Number of Accumulation
             Units Outstanding at
             End of Period              255,324

     ING VAN KAMPEN GROWTH & INCOME
          AUV at Beginning of Period     $21.53    $24.81     $25.53 (1)
          AUV at End of Period           $18.08    $21.53     $24.81
          Number of Accumulation
             Units Outstanding at
             End of Period            1,951,607 1,737,220  1,073,372

     ING VAN KAMPEN REAL ESTATE
          AUV at Beginning of Period     $28.18    $26.44     $20.64 (1)
          AUV at End of Period           $27.82    $28.18     $26.44
          Number of Accumulation
             Units Outstanding at
             End of Period              947,489   414,152    211,380

                                       A5

                                          2002      2001       2000
                                          ----      ----       ----

     ING VP BOND PORTFOLIO
          AUV at Beginning of Period     $10.00 (7)
          AUV at End of Period           $10.64
          Number of Accumulation
             Units Outstanding at
             End of Period              665,314

     ING VP GROWTH OPPORTUNITIES
          AUV at Beginning of Period      $7.79    $10.00 (4)
          AUV at End of Period            $5.26     $7.79
          Number of Accumulation
             Units Outstanding at
             End of Period              297,927    83,427

     ING VP MAGNACAP
          AUV at Beginning of Period      $9.35    $10.00 (4)
          AUV at End of Period            $7.10     $9.35
          Number of Accumulation
             Units Outstanding at
             End of Period              307,643    91,138

     ING VP SMALLCAP OPPORTUNITIES
          AUV at Beginning of Period      $8.33    $10.00 (4)
          AUV at End of Period            $4.62     $8.33
          Number of Accumulation
             Units Outstanding at
             End of Period            1,042,746   268,186

     ING VP WORLDWIDE GROWTH
          AUV at Beginning of Period      $7.02     $8.75     $10.00 (2)
          AUV at End of Period            $5.20     $7.02      $8.75
          Number of Accumulation
             Units Outstanding at
             End of Period              859,281   479,640    169,871

     PIMCO HIGH YIELD PORTFOLIO
          AUV at Beginning of Period     $10.08    $10.00     $10.16 (1)
          AUV at End of Period            $9.82    $10.08     $10.00
          Number of Accumulation
             Units Outstanding at
             End of Period            3,925,319 2,641,283    908,512

     PROFUND VP BULL
          AUV at Beginning of Period      $8.89    $10.00 (4)
          AUV at End of Period            $6.66     $8.89
          Number of Accumulation
             Units Outstanding at
             End of Period            1,271,888   267,236

     PROFUND VP SMALL CAP
          AUV at Beginning of Period      $9.43    $10.00 (4)
          AUV at End of Period            $7.21     $9.43
          Number of Accumulation
             Units Outstanding at
             End of Period            1,133,339   403,215

     FOOTNOTES
     (1)   Fund First Available during October 1993
     (2)   Fund First Available during January 1995
     (3)   Fund First Available during October 1995
     (4)   Fund First Available during January 1996
     (5)   Fund First Available during September 1996
     (6)   Fund First Available during February 1997
     (7)   Fund First Available during May 1998
     (8)   Fund First Available during October 2000
     (9)   Fund First Available during May 2001

                                       A6

                                          2002      2001       2000       1999      1998       1997       1996       1995
                                          ----      ----       ----       ----      ----       ----       ----       ----
SEPARATE ACCOUNT ANNUAL CHARGES OF 1.55 %

    FIDELITY VIP EQUITY--INCOME
         AUV at Beginning of Period       $9.58    $10.00 (12)
         AUV at End of Period             $7.82     $9.58
         Number of Accumulation
            Units Outstanding at
            End of Period               185,665

    ING AIM MID CAP GROWTH
         AUV at Beginning of Period      $14.57    $18.78     $21.78     $14.16    $14.26     $11.76     $10.01     $10.00 (1)
         AUV at End of Period             $9.80    $14.57     $18.78     $21.78    $14.16     $14.26     $11.76     $10.01
         Number of Accumulation
            Units Outstanding at
            End of Period             1,999,023 2,640,192  3,565,531  2,655,079 1,731,615  1,361,070    968,694    152,633

    ING ALLIANCE MID CAP GROWTH
         AUV at Beginning of Period      $14.51    $17.09     $20.94     $16.94    $15.36     $12.47     $10.00 (3)
         AUV at End of Period             $9.99    $14.51     $17.09     $20.94    $16.94     $15.36     $12.47
         Number of Accumulation
            Units Outstanding at
            End of Period             4,478,810 5,716,524  6,622,519  6,210,698 3,474,460  1,288,333    173,758

    ING DEVELOPING WORLD
         AUV at Beginning of Period       $7.04     $7.55     $11.58      $7.27    $10.00 (6)
         AUV at End of Period             $6.19     $7.04      $7.55     $11.58     $7.27
         Number of Accumulation
            Units Outstanding at
            End of Period             1,372,717 1,610,890    991,863    926,115    82,414

    ING EAGLE ASSET VALUE EQUITY
         AUV at Beginning of Period      $18.15    $19.29     $18.01     $18.20    $18.20     $14.53     $13.34     $12.40 (1)
         AUV at End of Period            $14.82    $18.15     $19.29     $18.01    $18.20     $18.20     $14.53     $13.34
         Number of Accumulation
            Units Outstanding at
            End of Period             2,133,007 2,428,124  2,589,777  2,709,066 2,736,311  1,793,172  1,052,064    179,453

    ING FMRSM DIVERSIFIED MID--CAP
         AUV at Beginning of Period       $9.08     $9.87     $10.00 (9)
         AUV at End of Period             $7.21     $9.08      $9.87
         Number of Accumulation
            Units Outstanding at
            End of Period               504,098   261,790    185,852

    ING JANUS GROWTH AND INCOME
         AUV at Beginning of Period       $8.86     $9.94     $10.00 (9)
         AUV at End of Period             $7.03     $8.86      $9.94
         Number of Accumulation
            Units Outstanding at
            End of Period               719,851   470,484     88,531

    ING JANUS SPECIAL EQUITY
         AUV at Beginning of Period       $8.31     $8.89     $10.00 (9)
         AUV at End of Period             $6.06     $8.31      $8.89
         Number of Accumulation
            Units Outstanding at
            End of Period               162,394   158,129     85,716

    ING JENNISON EQUITY OPPORTUNITIES
         AUV at Beginning of Period      $21.28    $24.85     $29.77     $24.26    $21.87     $17.22     $14.55     $14.16 (1)
         AUV at End of Period            $14.82    $21.28     $24.85     $29.77    $24.26     $21.87     $17.22     $14.55
         Number of Accumulation
            Units Outstanding at
            End of Period             2,915,036 3,688,603  4,174,489  3,839,680 2,787,732  1,772,316  1,106,359    326,610

    ING JP MORGAN FLEMING INTERNATIONAL ENHANCED
         AUV at Beginning of Period      $10.00 (12)
         AUV at End of Period             $8.22
         Number of Accumulation
            Units Outstanding at
            End of Period                33,208

    ING JP MORGAN SMALLCAP
         AUV at Beginning of Period      $10.00 (12)
         AUV at End of Period             $7.84
         Number of Accumulation
            Units Outstanding at
            End of Period                31,084

    ING MARSICO GROWTH
         AUV at Beginning of Period      $15.01    $21.86     $28.46     $16.22    $12.99     $11.40     $10.00 (4)
         AUV at End of Period            $10.41    $15.01     $21.86     $28.46    $16.22     $12.99     $11.40
         Number of Accumulation
            Units Outstanding at
            End of Period             8,151,064 11,192,04113,563,138 11,168,535 2,452,150    763,169

                                       A7

                                          2002      2001       2000       1999      1998       1997       1996       1995
                                          ----      ----       ----       ----      ----       ----       ----       ----
    ING MFS MID CAP GROWTH
         AUV at Beginning of Period      $31.50    $41.89     $39.34     $22.31    $18.45     $15.66     $13.19     $12.93 (3)
         AUV at End of Period            $15.88    $31.50     $41.89     $39.34    $22.31     $18.45     $15.66     $13.19
         Number of Accumulation
            Units Outstanding at
            End of Period             3,781,798 4,965,396  5,926,553  3,717,261 1,527,665    518,640     56,163

    ING MFS RESEARCH
         AUV at Beginning of Period      $20.21    $26.13     $27.80     $22.73    $18.77     $15.87     $13.07     $12.23 (4)
         AUV at End of Period            $14.95    $20.21     $26.13     $27.80    $22.73     $18.77     $15.87     $13.07
         Number of Accumulation
            Units Outstanding at
            End of Period             4,975,285 6,799,019  7,760,199  7,240,462 3,875,695    816,216

    ING PIMCO CORE BOND
         AUV at Beginning of Period      $11.73    $11.63     $11.70     $13.00    $11.81     $11.91     $11.53     $11.18 (6)
         AUV at End of Period            $12.55    $11.73     $11.63     $11.70    $13.00     $11.81     $11.91     $11.53
         Number of Accumulation
            Units Outstanding at
            End of Period             2,142,595   813,599    490,810    382,608   119,924        310

    ING SALOMON BROTHERS ALL CAP
         AUV at Beginning of Period      $11.62    $11.58     $10.00 (7)
         AUV at End of Period             $8.51    $11.62     $11.58
         Number of Accumulation
            Units Outstanding at
            End of Period             1,646,987 2,043,716  1,155,496

    ING SALOMON BROTHERS INVESTORS
         AUV at Beginning of Period      $10.60    $11.25     $10.00 (7)
         AUV at End of Period             $8.04    $10.60     $11.25
         Number of Accumulation
            Units Outstanding at
            End of Period               590,391   533,884    198,869

    ING T. ROWE PRICE CAPITAL APPRECIATION
         AUV at Beginning of Period      $27.67    $25.57     $21.29     $20.23    $19.40     $17.08     $14.91     $14.47 (1)
         AUV at End of Period            $27.37    $27.67     $25.57     $21.29    $20.23     $19.40     $17.08     $14.91
         Number of Accumulation
            Units Outstanding at
            End of Period             4,093,955 3,679,280  3,165,782  3,304,307 2,780,652  1,766,390    952,517    184,364

    ING T. ROWE PRICE EQUITY INCOME
         AUV at Beginning of Period      $23.43    $23.49     $21.12     $21.61    $20.28     $17.54     $16.38     $15.78 (1)
         AUV at End of Period            $20.03    $23.43     $23.49     $21.12    $21.61     $20.28     $17.54     $16.38
         Number of Accumulation
            Units Outstanding at
            End of Period             2,226,227 2,377,259  2,237,388  2,523,887 1,980,778  1,485,966  1,117,238    370,515

    ING VAN KAMPEN GLOBAL FRANCHISE
         AUV at Beginning of Period      $10.00 (12)
         AUV at End of Period             $8.84
         Number of Accumulation
            Units Outstanding at
            End of Period               135,600

    ING VAN KAMPEN GROWTH & INCOME
         AUV at Beginning of Period      $21.38    $24.67     $25.59     $22.43    $19.96     $15.62     $13.15     $12.09 (1)
         AUV at End of Period            $17.94    $21.38     $24.67     $25.59    $22.43     $19.96     $15.62     $13.15
         Number of Accumulation
            Units Outstanding at
            End of Period             6,933,409 8,520,621  9,797,232 10,160,317 7,386,288  3,706,709  1,663,079    300,820

    ING VAN KAMPEN REAL ESTATE
         AUV at Beginning of Period      $27.85    $26.16     $20.28     $21.42    $25.14     $20.79     $15.61     $14.76 (1)
         AUV at End of Period            $27.47    $27.85     $26.16     $20.28    $21.42     $25.14     $20.79     $15.61
         Number of Accumulation
            Units Outstanding at
            End of Period               784,789   715,123    738,551    742,364   914,501    897,320    384,928     61,143

    ING VP BOND PORTFOLIO
         AUV at Beginning of Period      $10.00 (12)
         AUV at End of Period            $10.63
         Number of Accumulation
            Units Outstanding at
            End of Period               290,354

    ING VP GROWTH OPPORTUNITIES
         AUV at Beginning of Period       $7.78    $10.00 (10)
         AUV at End of Period             $5.25     $7.78
         Number of Accumulation
            Units Outstanding at
            End of Period               134,512    19,161

    ING VP MAGNACAP
         AUV at Beginning of Period       $9.34    $10.00 (10)
         AUV at End of Period             $7.08     $9.34
         Number of Accumulation
            Units Outstanding at
            End of Period                20,062     7,517

                                       A8

                                          2002      2001       2000       1999      1998       1997       1996       1995
                                          ----      ----       ----       ----      ----       ----       ----       ----
    ING VP SMALLCAP OPPORTUNITIES
         AUV at Beginning of Period       $8.32    $10.00 (10)
         AUV at End of Period             $4.61     $8.32
         Number of Accumulation
            Units Outstanding at
            End of Period               139,362    61,322

    ING VP WORLDWIDE GROWTH
         AUV at Beginning of Period       $7.01     $8.75     $10.00 (8)
         AUV at End of Period             $5.19     $7.01      $8.75
         Number of Accumulation
            Units Outstanding at
            End of Period               142,058   112,981     21,575

    PIMCO HIGH YIELD PORTFOLIO
         AUV at Beginning of Period      $10.04     $9.97     $10.21     $10.07    $10.00 (6)
         AUV at End of Period             $9.77    $10.04      $9.97     $10.21    $10.07
         Number of Accumulation
            Units Outstanding at
            End of Period             3,053,446 3,198,237  3,158,188  3,194,935 1,066,219

    PROFUND VP BULL
         AUV at Beginning of Period       $8.89    $10.00 (10)
         AUV at End of Period             $6.65     $8.89
         Number of Accumulation
            Units Outstanding at
            End of Period               194,395   256,467

    PROFUND VP SMALL CAP
         AUV at Beginning of Period       $9.42    $10.00 (10)
         AUV at End of Period             $7.19     $9.42
         Number of Accumulation
            Units Outstanding at
            End of Period               269,440    67,787

    FOOTNOTES
     (1)  Fund First Available during October 1995
     (2)  Fund First Available during January 1996
     (3)  Fund First Available during September 1996
     (4)  Fund First Available during February 1997
     (5)  Fund First Available during October 1997
     (6)  Fund First Available during May 1998
     (7)  Fund First Available during February 2000
     (8)  Fund First Available during May 2000
     (9)  Fund First Available during October 2000
     (10) Fund First Available during May 2001
     (11) Fund First Available during November 2001
     (12) Fund First Available during May 2002
     (13) Fund First Available during September 2002
     (14) Fund First Available during December 2002

                                          2002      2001       2000
                                          ----      ----       ----

SEPARATE ACCOUNT ANNUAL CHARGES OF 1.65 %

     FIDELITY VIP EQUITY--INCOME
          AUV at Beginning of Period      $9.58    $10.00 (7)
          AUV at End of Period            $7.80     $9.58
          Number of Accumulation
             Units Outstanding at
              End of Period              177,883         --

     ING AIM MID CAP GROWTH
          AUV at Beginning of Period     $14.46    $18.65     $21.51 (1)
          AUV at End of Period            $9.71    $14.46     $18.65
          Number of Accumulation
             Units Outstanding at
              End of Period              335,993   414,298    185,121

     ING ALLIANCE MID CAP GROWTH
          AUV at Beginning of Period     $14.42    $17.00     $19.97 (1)
          AUV at End of Period            $9.92    $14.42     $17.00
          Number of Accumulation
             Units Outstanding at
              End of Period              481,010   388,823    181,294

                                       A9

                                          2002      2001       2000
                                          ----      ----       ----

     ING DEVELOPING WORLD
          AUV at Beginning of Period      $7.01     $7.52     $11.62 (1)
          AUV at End of Period            $6.16     $7.01      $7.52
          Number of Accumulation
             Units Outstanding at
             End of Period              249,735   203,417     52,533

     ING EAGLE ASSET VALUE EQUITY
          AUV at Beginning of Period     $17.99    $19.14     $17.30 (1)
          AUV at End of Period           $14.68    $17.99     $19.14
          Number of Accumulation
             Units Outstanding at
             End of Period              318,881   183,496     41,973

     ING FMRSM DIVERSIFIED MID--CAP
          AUV at Beginning of Period      $9.06     $9.87     $10.00 (3)
          AUV at End of Period            $7.19     $9.06      $9.87
          Number of Accumulation
             Units Outstanding at
             End of Period              877,092   390,858      9,164

     ING JANUS GROWTH AND INCOME
          AUV at Beginning of Period      $8.84     $9.94     $10.00 (3)
          AUV at End of Period            $7.01     $8.84      $9.94
          Number of Accumulation
             Units Outstanding at
             End of Period            1,160,152   480,294     19,469

     ING JANUS SPECIAL EQUITY
          AUV at Beginning of Period      $8.30     $8.88     $10.00 (3)
          AUV at End of Period            $6.04     $8.30      $8.88
          Number of Accumulation
             Units Outstanding at
             End of Period              246,924   151,551      9,174

     ING JENNISON EQUITY OPPORTUNITIES
          AUV at Beginning of Period     $21.05    $24.59     $28.98 (1)
          AUV at End of Period           $14.64    $21.05     $24.59
          Number of Accumulation
             Units Outstanding at
             End of Period              479,670   337,955    124,676

     ING JP MORGAN FLEMING INTERNATIONAL
     ENHANCED EAFE
          AUV at Beginning of Period     $10.00 (7)
          AUV at End of Period            $8.21
          Number of Accumulation
             Units Outstanding at
             End of Period               81,977

     ING JP MORGAN SMALLCAP
          AUV at Beginning of Period     $10.00 (7)
          AUV at End of Period            $7.83
          Number of Accumulation
             Units Outstanding at
             End of Period              114,380

     ING MARSICO GROWTH
          AUV at Beginning of Period     $14.92    $21.75     $28.89 (1)
          AUV at End of Period           $10.34    $14.92     $21.75
          Number of Accumulation
             Units Outstanding at
             End of Period            1,434,607 1,236,743    693,052

     ING MFS MID CAP GROWTH
          AUV at Beginning of Period     $31.27    $41.63     $38.15 (1)
          AUV at End of Period           $15.74    $31.27     $41.63
          Number of Accumulation
             Units Outstanding at
             End of Period              844,739   569,707    186,073

     ING MFS RESEARCH
          AUV at Beginning of Period     $20.06    $25.97     $26.65 (1)
          AUV at End of Period           $14.82    $20.06     $25.97
          Number of Accumulation
             Units Outstanding at
             End of Period              921,349   792,240    378,215

                                      A10

                                          2002      2001       2000
                                          ----      ----       ----

     ING PIMCO CORE BOND
          AUV at Beginning of Period     $11.64    $11.55     $11.32 (1)
          AUV at End of Period           $12.44    $11.64     $11.55
          Number of Accumulation
             Units Outstanding at
             End of Period            1,936,134   244,538     14,652

     ING SALOMON BROTHERS ALL CAP
          AUV at Beginning of Period     $11.59    $11.57     $10.00 (1)
          AUV at End of Period            $8.49    $11.59     $11.57
          Number of Accumulation
             Units Outstanding at
             End of Period            1,505,989   807,563     70,600

     ING SALOMON BROTHERS INVESTORS
          AUV at Beginning of Period     $10.58    $11.24     $10.00 (1)
          AUV at End of Period            $8.01    $10.58     $11.24
          Number of Accumulation
             Units Outstanding at
             End of Period            1,030,211   401,684     21,065

     ING T. ROWE PRICE CAPITAL APPRECIATION
          AUV at Beginning of Period     $27.27    $25.23     $20.42 (1)
          AUV at End of Period           $26.95    $27.27     $25.23
          Number of Accumulation
             Units Outstanding at
             End of Period            1,232,631   477,872     61,545

     ING T. ROWE PRICE EQUITY INCOME
          AUV at Beginning of Period     $23.10    $23.17     $19.74 (1)
          AUV at End of Period           $19.72    $23.10     $23.17
          Number of Accumulation
             Units Outstanding at
             End of Period              814,591   410,546     79,161

     ING VAN KAMPEN GLOBAL FRANCHISE
          AUV at Beginning of Period     $10.00 (7)
          AUV at End of Period            $8.83
          Number of Accumulation
             Units Outstanding at
             End of Period              136,897

     ING VAN KAMPEN GROWTH & INCOME
          AUV at Beginning of Period     $21.17    $24.45     $25.20 (1)
          AUV at End of Period           $17.75    $21.17     $24.45
          Number of Accumulation
             Units Outstanding at
             End of Period              835,108   752,796    428,500

     ING VAN KAMPEN REAL ESTATE
          AUV at Beginning of Period     $27.45    $25.81     $20.18 (1)
          AUV at End of Period           $27.05    $27.45     $25.81
          Number of Accumulation
             Units Outstanding at
             End of Period              242,782    77,777     12,612

     ING VP BOND PORTFOLIO
          AUV at Beginning of Period     $10.00 (7)
          AUV at End of Period           $10.63
          Number of Accumulation
             Units Outstanding at
             End of Period               88,275

     ING VP GROWTH OPPORTUNITIES
          AUV at Beginning of Period      $7.78    $10.00 (4)
          AUV at End of Period            $5.24     $7.78
          Number of Accumulation
             Units Outstanding at
             End of Period              157,971    50,783

     ING VP MAGNACAP
          AUV at Beginning of Period      $9.34    $10.00 (4)
          AUV at End of Period            $7.07     $9.34
          Number of Accumulation
             Units Outstanding at
             End of Period              153,013    28,170

                                      A11

                                          2002      2001       2000
                                          ----      ----       ----

     ING VP SMALLCAP OPPORTUNITIES
          AUV at Beginning of Period      $8.32    $10.00 (4)
          AUV at End of Period            $4.60     $8.32
          Number of Accumulation
             Units Outstanding at
             End of Period              563,709   111,946

     ING VP WORLDWIDE GROWTH
          AUV at Beginning of Period      $6.99     $8.74     $10.00 (2)
          AUV at End of Period            $5.17     $6.99      $8.74
          Number of Accumulation
             Units Outstanding at
             End of Period              322,466   158,546     39,547

     PIMCO HIGH YIELD PORTFOLIO
          AUV at Beginning of Period     $10.01     $9.94     $10.12 (1)
          AUV at End of Period            $9.73    $10.01      $9.94
          Number of Accumulation
             Units Outstanding at
             End of Period            1,388,957   581,041    111,021

     PROFUND VP BULL
          AUV at Beginning of Period      $8.88    $10.00 (4)
          AUV at End of Period            $6.64     $8.88
          Number of Accumulation
             Units Outstanding at
             End of Period              127,500    92,175

     PROFUND VP SMALL CAP
          AUV at Beginning of Period      $9.41    $10.00 (4)
          AUV at End of Period            $7.18     $9.41
          Number of Accumulation
             Units Outstanding at
             End of Period              236,886    18,943

     FOOTNOTES
     (1)   Fund First Available during February 2000
     (2)   Fund First Available during May 2000
     (3)   Fund First Available during October 2000
     (4)   Fund First Available during May 2001
     (5)   Fund First Available during November 2001
     (6)   Fund First Available during December 2001
     (7)   Fund First Available during May 2002
     (8)   Fund First Available during September 2002
     (9)   Fund First Available during December 2002

                                          2002      2001       2000       1999      1998       1997
                                          ----      ----       ----       ----      ----       ----
SEPARATE ACCOUNT ANNUAL CHARGES OF 1.70%

     FIDELITY VIP EQUITY--INCOME
          AUV at Beginning of Period      $9.58 (9)
          AUV at End of Period            $7.80
          Number of Accumulation
             Units Outstanding at
             End of Period              338,456

     ING AIM MID CAP GROWTH
          AUV at Beginning of Period     $14.41     $18.60    $21.61     $14.07     $14.20     $14.04 (1)
          AUV at End of Period            $9.68     $14.41    $18.60     $21.61     $14.07     $14.20
          Number of Accumulation
             Units Outstanding at
             End of Period            2,578,304  3,613,809 4,283,690  3,050,566    827,478     49,579

     ING ALLIANCE MID CAP GROWTH
          AUV at Beginning of Period     $14.38     $16.96    $20.82     $16.87     $15.32     $15.92 (1)
          AUV at End of Period            $9.89     $14.38    $16.96     $20.82     $16.87     $15.32
          Number of Accumulation
             Units Outstanding at
             End of Period            6,139,531  7,379,706 8,274,067  7,450,250  2,741,016    253,937

                                      A12

                                          2002      2001       2000       1999      1998       1997
                                          ----      ----       ----       ----      ----       ----
     ING DEVELOPING WORLD
          AUV at Beginning of Period      $7.00      $7.51    $11.54      $7.26     $10.00 (2)
          AUV at End of Period            $6.14      $7.00     $7.51     $11.54      $7.26
          Number of Accumulation
             Units Outstanding at
             End of Period            1,283,289  1,380,292 1,788,602  1,344,877    111,872

     ING EAGLE ASSET VALUE EQUITY
          AUV at Beginning of Period     $17.92     $19.08    $17.84     $18.06     $18.09     $18.67 (1)
          AUV at End of Period           $14.61     $17.92    $19.08     $17.84     $18.06     $18.09
          Number of Accumulation
             Units Outstanding at
             End of Period            2,165,514  2,414,646 2,230,349  1,956,244  1,201,314    118,902

     ING FMRSM DIVERSIFIED MID--CAP
          AUV at Beginning of Period      $9.06      $9.87    $10.00 (6)
          AUV at End of Period            $7.18      $9.06     $9.87
          Number of Accumulation
             Units Outstanding at
             End of Period            1,210,500    722,319   285,263

     ING JANUS GROWTH AND INCOME
          AUV at Beginning of Period      $8.84      $9.94    $10.00 (6)
          AUV at End of Period            $7.00      $8.84     $9.94
          Number of Accumulation
             Units Outstanding at
             End of Period            1,909,356  1,431,165   283,250

     ING JANUS SPECIAL EQUITY
          AUV at Beginning of Period      $8.29      $8.88    $10.00 (6)
          AUV at End of Period            $6.04      $8.29     $8.88
          Number of Accumulation
             Units Outstanding at
             End of Period              327,689    389,304   131,190

     ING JENNISON EQUITY OPPORTUNITIES
          AUV at Beginning of Period     $20.94     $24.48    $29.38     $23.98     $21.65     $21.57 (1)
          AUV at End of Period           $14.56     $20.94    $24.48     $29.38     $23.98     $21.65
          Number of Accumulation
             Units Outstanding at
             End of Period            3,453,225  4,160,509 4,496,266  3,574,165  1,023,965     69,625

     ING JP MORGAN FLEMING INTERNATIONAL
     ENHANCED
          AUV at Beginning of Period     $10.00 (9)
          AUV at End of Period            $8.21
          Number of Accumulation
             Units Outstanding at
             End of Period               52,606

     ING JP MORGAN SMALLCAP
          AUV at Beginning of Period     $10.00 (9)
          AUV at End of Period            $7.83
          Number of Accumulation
             Units Outstanding at
             End of Period              166,809

     ING MARSICO GROWTH
          AUV at Beginning of Period     $14.88     $21.70    $28.29     $16.16     $12.96     $15.10 (1)
          AUV at End of Period           $10.30     $14.88    $21.70     $28.29     $16.16     $12.96
          Number of Accumulation
             Units Outstanding at
             End of Period           11,094,010 15,394,399 18,166,96415,200,893  2,354,359    238,200

     ING MFS MID CAP GROWTH
          AUV at Beginning of Period     $31.15     $41.50    $39.02     $22.17     $18.36     $18.79 (1)
          AUV at End of Period           $15.68     $31.15    $41.50     $39.02     $22.17     $18.36
          Number of Accumulation
             Units Outstanding at
             End of Period            4,651,811  5,852,720 6,423,422  4,433,020  1,235,725     48,347

     ING MFS RESEARCH
          AUV at Beginning of Period     $19.98     $25.89    $27.58     $22.59     $18.67     $19.15 (1)
          AUV at End of Period           $14.76     $19.98    $25.89     $27.58     $22.59     $18.67
          Number of Accumulation
             Units Outstanding at
             End of Period            6,171,512  7,706,339 8,763,560  8,143,208  3,674,201    162,677

                                      A13

                                          2002      2001       2000       1999      1998       1997
                                          ----      ----       ----       ----      ----       ----
     ING PIMCO Core Bond
          AUV at Beginning of Period     $11.60     $11.52    $11.60     $12.92     $11.75     $11.87 (1)
          AUV at End of Period           $12.39     $11.60    $11.52     $11.60     $12.92     $11.75
          Number of Accumulation
             Units Outstanding at
             End of Period            4,423,425  1,576,247   774,738    619,047    194,008      6,455

     ING SALOMON BROTHERS ALL CAP
          AUV at Beginning of Period     $11.58     $11.56    $10.00 (4)
          AUV at End of Period            $8.47     $11.58    $11.56
          Number of Accumulation
             Units Outstanding at
             End of Period            3,652,428  3,995,359 1,620,720

     ING SALOMON BROTHERS INVESTORS
          AUV at Beginning of Period     $10.57     $11.23    $10.00 (4)
          AUV at End of Period            $8.00     $10.57    $11.23
          Number of Accumulation
             Units Outstanding at
             End of Period            1,371,277  1,410,056   234,838

     ING T. ROWE PRICE CAPITAL APPRECIATION
          AUV at Beginning of Period     $27.09     $25.07    $20.91     $19.90     $19.11     $18.96 (1)
          AUV at End of Period           $26.76     $27.09    $25.07     $20.91     $19.90     $19.11
          Number of Accumulation
             Units Outstanding at
             End of Period            5,386,259  4,693,130 3,237,449  3,118,319  1,727,706    108,930

     ING T. ROWE PRICE EQUITY INCOME
          AUV at Beginning of Period     $22.94     $23.03    $20.74     $21.26     $19.97     $19.99 (1)
          AUV at End of Period           $19.58     $22.94    $23.03     $20.74     $21.26     $19.97
          Number of Accumulation
             Units Outstanding at
             End of Period            3,360,157  3,203,914 2,552,793  2,294,951    744,367     35,954

     ING VAN KAMPEN GLOBAL FRANCHISE
          AUV at Beginning of Period     $10.00 (9)
          AUV at End of Period            $8.83
          Number of Accumulation
             Units Outstanding at
             End of Period              222,557

     ING VAN KAMPEN GROWTH & INCOME
          AUV at Beginning of Period     $21.08     $24.36    $25.31     $22.22     $19.81     $19.05 (1)
          AUV at End of Period           $17.67     $21.08    $24.36     $25.31     $22.22     $19.81
          Number of Accumulation
             Units Outstanding at
             End of Period            7,350,028  8,865,678 9,922,551  9,473,482  4,305,084    179,402

     ING VAN KAMPEN REAL ESTATE
          AUV at Beginning of Period     $27.27     $25.65    $19.92     $21.07     $24.76     $24.56 (1)
          AUV at End of Period           $26.86     $27.27    $25.65     $19.92     $21.07     $24.76
          Number of Accumulation
             Units Outstanding at
             End of Period              977,817    801,893   826,871    554,454    426,516     45,472

     ING VP BOND PORTFOLIO
          AUV at Beginning of Period     $10.00 (9)
          AUV at End of Period           $10.62
          Number of Accumulation
             Units Outstanding at
             End of Period              707,083

     ING VP GROWTH OPP.
          AUV at Beginning of Period      $7.78     $10.00 (7)
          AUV at End of Period            $5.23      $7.78
          Number of Accumulation
             Units Outstanding at
             End of Period              151,543     51,380

     ING VP MAGNACAP
          AUV at Beginning of Period      $9.33     $10.00 (7)
          AUV at End of Period            $7.07      $9.33
          Number of Accumulation
             Units Outstanding at
             End of Period              125,575     76,114

                                      A14

                                          2002      2001       2000       1999      1998       1997
                                          ----      ----       ----       ----      ----       ----
     ING VP SMALLCAP OPPORTUNITIES
          AUV at Beginning of Period      $8.31     $10.00 (7)
          AUV at End of Period            $4.60      $8.31
          Number of Accumulation
             Units Outstanding at
             End of Period              483,573    188,338

     ING VP WORLDWIDE GROWTH
          AUV at Beginning of Period      $6.99      $8.74    $10.00 (5)
          AUV at End of Period            $5.16      $6.99     $8.74
          Number of Accumulation
             Units Outstanding at
             End of Period              361,647    247,751    28,853

     PIMCO HIGH YIELD PORTFOLIO
          AUV at Beginning of Period      $9.99      $9.93    $10.19     $10.06     $10.00 (3)
          AUV at End of Period            $9.70      $9.99     $9.93     $10.19     $10.06
          Number of Accumulation
             Units Outstanding at
             End of Period            5,428,136  5,191,930 4,861,886  5,486,600  1,558,466

     PROFUND VP BULL
          AUV at Beginning of Period      $8.88     $10.00 (7)
          AUV at End of Period            $6.63      $8.88
          Number of Accumulation
             Units Outstanding at
             End of Period              342,070    353,534

     PROFUND VP SMALL CAP
          AUV at Beginning of Period      $9.41     $10.00 (7)
          AUV at End of Period            $7.17      $9.41
          Number of Accumulation
             Units Outstanding at
             End of Period            499,606.0  128,298.0

     FOOTNOTES
     (1)   Fund First Available during October 1997
     (2)   Fund First Available during February 1998
     (3)   Fund First Available during May 1998
     (4)   Fund First Available during February 2000
     (5)   Fund First Available during May 2000
     (6)   Fund First Available during October 2000
     (7)   Fund First Available during May 2001
     (8)   Fund First Available during November 2001
     (9)   Fund First Available during May 2002
     (10)  Fund First Available during September 2002
     (11)  Fund First Available during December 2002

                                          2002      2001       2000
                                          ----      ----       ----

SEPARATE ACCOUNT ANNUAL CHARGES OF 1.75 %

     FIDELITY VIP EQUITY--INCOME
          AUV at Beginning of Period      $9.57    $10.00 (7)
          AUV at End of Period            $7.79     $9.57
          Number of Accumulation
             Units Outstanding at
             End of Period              139,297

     ING AIM MID CAP GROWTH
          AUV at Beginning of Period     $14.37    $18.55     $21.42 (1)
          AUV at End of Period            $9.64    $14.37     $18.55
          Number of Accumulation
             Units Outstanding at
             End of Period              398,841   327,852    149,363

     ING ALLIANCE MID CAP GROWTH
          AUV at Beginning of Period     $14.34    $16.92     $19.90 (1)
          AUV at End of Period            $9.86    $14.34     $16.92
          Number of Accumulation
             Units Outstanding at
             End of Period              616,586   395,575    116,196

                                      A15

                                          2002      2001       2000
                                          ----      ----       ----
     ING DEVELOPING WORLD
          AUV at Beginning of Period      $6.98     $7.50     $11.60 (1)
          AUV at End of Period            $6.13     $6.98      $7.50
          Number of Accumulation
             Units Outstanding at
             End of Period              256,921   138,408     35,033

     ING EAGLE ASSET VALUE EQUITY
          AUV at Beginning of Period     $17.87    $19.03     $17.21 (1)
          AUV at End of Period           $14.56    $17.87     $19.03
          Number of Accumulation
             Units Outstanding at
             End of Period              307,027   174,298     10,293

     ING FMRSM DIVERSIFIED MID--CAP
          AUV at Beginning of Period      $9.05     $9.87     $10.00 (3)
          AUV at End of Period            $7.17     $9.05      $9.87
          Number of Accumulation
             Units Outstanding at
             End of Period              839,244   335,910     10,627

     ING JANUS GROWTH AND INCOME
          AUV at Beginning of Period      $8.83     $9.94     $10.00 (3)
          AUV at End of Period            $6.99     $8.83      $9.94
          Number of Accumulation
             Units Outstanding at
             End of Period            1,307,256   638,396     21,427

     ING JANUS SPECIAL EQUITY
          AUV at Beginning of Period      $8.29     $8.88     $10.00 (3)
          AUV at End of Period            $6.03     $8.29      $8.88
          Number of Accumulation
             Units Outstanding at
             End of Period              292,322   197,279      5,866

     ING JENNISON EQUITY OPPORTUNITIES
          AUV at Beginning of Period     $20.84    $24.38     $28.75 (1)
          AUV at End of Period           $14.48    $20.84     $24.38
          Number of Accumulation
             Units Outstanding at
             End of Period              577,201   446,323    109,154

     ING JP MORGAN FLEMING INTERNATIONAL ENHANCED EAFE
          AUV at Beginning of Period     $10.00 (7)
          AUV at End of Period            $8.21
          Number of Accumulation
             Units Outstanding at
             End of Period                9,890

     ING JP MORGAN SMALLCAP
          AUV at Beginning of Period     $10.00 (7)
          AUV at End of Period            $7.83
          Number of Accumulation
             Units Outstanding at
             End of Period               72,176

     ING MARSICO GROWTH
          AUV at Beginning of Period     $14.84    $21.65     $28.78 (1)
          AUV at End of Period           $10.27    $14.84     $21.65
          Number of Accumulation
             Units Outstanding at
             End of Period            1,379,115 1,104,093    437,723

     ING MFS MID CAP GROWTH
          AUV at Beginning of Period     $31.04    $41.37     $37.94 (1)
          AUV at End of Period           $15.61    $31.04     $41.37
          Number of Accumulation
             Units Outstanding at
             End of Period              911,395   577,692    162,554

     ING MFS RESEARCH
          AUV at Beginning of Period     $19.91    $25.81     $26.51 (1)
          AUV at End of Period           $14.70    $19.91     $25.81
          Number of Accumulation
             Units Outstanding at
             End of Period              792,215   588,415    160,258

                                      A16

                                          2002      2001       2000
                                          ----      ----       ----

     ING PIMCO CORE BOND
          AUV at Beginning of Period     $11.56    $11.48     $11.26 (1)
          AUV at End of Period           $12.34    $11.56     $11.48
          Number of Accumulation
             Units Outstanding at
             End of Period            1,446,426   328,948     16,895

     ING SALOMON BROTHERS ALL CAP
          AUV at Beginning of Period     $11.57    $11.56     $10.00 (1)
          AUV at End of Period            $8.46    $11.57     $11.56
          Number of Accumulation
             Units Outstanding at
             End of Period            1,438,659   902,603     98,842

     ING SALOMON BROTHERS INVESTORS
          AUV at Beginning of Period     $10.56    $11.23     $10.00 (1)
          AUV at End of Period            $7.99    $10.56     $11.23
          Number of Accumulation
             Units Outstanding at
             End of Period              534,293   384,799     11,867

     ING T. ROWE PRICE CAPITAL APPRECIATION
          AUV at Beginning of Period     $26.91    $24.92     $20.20 (1)
          AUV at End of Period           $26.57    $26.91     $24.92
          Number of Accumulation
             Units Outstanding at
             End of Period            1,345,841   531,690     15,600

     ING T. ROWE PRICE EQUITY INCOME
          AUV at Beginning of Period     $22.79    $22.89     $19.52 (1)
          AUV at End of Period           $19.44    $22.79     $22.89
          Number of Accumulation
             Units Outstanding at
             End of Period              773,224   387,753     30,890

     ING VAN KAMPEN GLOBAL FRANCHISE
          AUV at Beginning of Period     $10.00 (7)
          AUV at End of Period            $8.83
          Number of Accumulation
             Units Outstanding at
             End of Period               53,323

     ING VAN KAMPEN GROWTH & INCOME
          AUV at Beginning of Period     $20.99    $24.27     $25.04 (1)
          AUV at End of Period           $17.58    $20.99     $24.27
          Number of Accumulation
             Units Outstanding at
             End of Period              616,373   485,828    119,426

     ING VAN KAMPEN REAL ESTATE
          AUV at Beginning of Period     $27.09    $25.50     $19.96 (1)
          AUV at End of Period           $26.67    $27.09     $25.50
          Number of Accumulation
             Units Outstanding at
             End of Period              271,009   101,334     25,056

     ING VP BOND PORTFOLIO
          AUV at Beginning of Period     $10.00 (7)
          AUV at End of Period           $10.62
          Number of Accumulation
             Units Outstanding at
             End of Period              218,867

     ING VP GROWTH OPPORTUNITIES
          AUV at Beginning of Period      $7.77    $10.00 (4)
          AUV at End of Period            $5.23     $7.77
          Number of Accumulation
             Units Outstanding at
             End of Period              149,495    27,449

     ING VP MAGNACAP
          AUV at Beginning of Period      $9.33    $10.00 (4)
          AUV at End of Period            $7.06     $9.33
          Number of Accumulation
             Units Outstanding at
             End of Period              102,496    24,770

                                      A17

                                          2002      2001       2000
                                          ----      ----       ----

     ING VP SMALLCAP OPPORTUNITIES
          AUV at Beginning of Period      $8.31    $10.00 (4)
          AUV at End of Period            $4.59     $8.31
          Number of Accumulation
             Units Outstanding at
             End of Period              454,391    79,268

     ING VP WORLDWIDE GROWTH
          AUV at Beginning of Period      $6.98     $8.73     $10.00 (2)
          AUV at End of Period            $5.16     $6.98      $8.73
          Number of Accumulation
             Units Outstanding at
             End of Period              349,870   169,312      7,369

     PIMCO HIGH YIELD PORTFOLIO
          AUV at Beginning of Period      $9.97     $9.92     $10.10 (1)
          AUV at End of Period            $9.68     $9.97      $9.92
          Number of Accumulation
             Units Outstanding at
             End of Period            1,004,330   489,627     64,046

     PROFUND VP BULL
          AUV at Beginning of Period      $8.87    $10.00 (4)
          AUV at End of Period            $6.63     $8.87
          Number of Accumulation
             Units Outstanding at
             End of Period              185,752    27,580

     PROFUND VP SMALL CAP
          AUV at Beginning of Period      $9.41    $10.00 (4)
          AUV at End of Period            $7.17     $9.41
          Number of Accumulation
             Units Outstanding at
             End of Period              182,536    19,151

     FOOTNOTES
     (1)   Fund First Available during February 2000
     (2)   Fund First Available during May 2000
     (3)   Fund First Available during October 2000
     (4)   Fund First Available during May 2001
     (5)   Fund First Available during November 2001
     (6)   Fund First Available during December 2001
     (7)   Fund First Available during May 2002
     (8)   Fund First Available during September 2002
     (9)   Fund First Available during December 2002

                                          2002      2001
                                          ----      ----

SEPARATE ACCOUNT ANNUAL CHARGES OF 1.85 %

     FIDELITY VIP EQUITY--INCOME
         AUV at Beginning of Period       $9.57 (4)
         AUV at End of Period             $7.78
         Number of Accumulation
            Units Outstanding at
            End of Period                70,754

     ING AIM MID CAP GROWTH
         AUV at Beginning of Period      $14.28     $17.13 (1)
         AUV at End of Period             $9.57     $14.28
         Number of Accumulation
            Units Outstanding at
            End of Period             179,598.0  107,256.0

     ING ALLIANCE MID CAP GROWTH
         AUV at Beginning of Period      $14.26     $16.11 (1)
         AUV at End of Period             $9.79     $14.26
         Number of Accumulation
            Units Outstanding at
            End of Period               249,303    115,783

                                      A18

                                          2002      2001
                                          ----      ----

     ING DEVELOPING WORLD
         AUV at Beginning of Period       $6.96      $7.40 (1)
         AUV at End of Period             $6.10      $6.96
         Number of Accumulation
            Units Outstanding at
            End of Period                89,889     27,104

     ING EAGLE ASSET VALUE EQUITY
         AUV at Beginning of Period      $17.74     $18.61 (1)
         AUV at End of Period            $14.44     $17.74
         Number of Accumulation
            Units Outstanding at
            End of Period               160,512   69,963.0

     ING FMRSM DIVERSIFIED MID--CAP
         AUV at Beginning of Period       $9.04      $9.45 (1)
         AUV at End of Period             $7.16      $9.04
         Number of Accumulation
            Units Outstanding at
            End of Period               532,775    233,654

     ING JANUS GROWTH AND INCOME
         AUV at Beginning of Period       $8.82      $9.62 (1)
         AUV at End of Period             $6.98      $8.82
         Number of Accumulation
            Units Outstanding at
            End of Period               803,023    297,442

     ING JANUS SPECIAL EQUITY
         AUV at Beginning of Period       $8.28      $8.73 (1)
         AUV at End of Period             $6.01      $8.28
         Number of Accumulation
            Units Outstanding at
            End of Period               170,016    116,186

     ING JENNISON EQUITY OPPORTUNITIES
         AUV at Beginning of Period      $20.64     $23.37 (1)
         AUV at End of Period            $14.33     $20.64
         Number of Accumulation
            Units Outstanding at
            End of Period               263,933    138,979

     ING JP MORGAN FLEMING INTERNATIONAL ENHANCED EAFE
         AUV at Beginning of Period      $10.00 (5)
         AUV at End of Period             $8.20
         Number of Accumulation
            Units Outstanding at
            End of Period                12,519

     ING JP MORGAN SMALLCAP
         AUV at Beginning of Period      $10.00 (5)
         AUV at End of Period             $7.82
         Number of Accumulation
            Units Outstanding at
            End of Period                54,218

     ING MARSICO GROWTH
         AUV at Beginning of Period      $14.75     $20.06 (1)
         AUV at End of Period            $10.20     $14.75
         Number of Accumulation
            Units Outstanding at
            End of Period               464,261    332,353

     ING MFS MID CAP GROWTH
         AUV at Beginning of Period      $30.81     $38.92 (1)
         AUV at End of Period            $15.48     $30.81
         Number of Accumulation
            Units Outstanding at
            End of Period               511,368    217,014

     ING MFS RESEARCH
         AUV at Beginning of Period      $19.77     $24.45 (1)
         AUV at End of Period            $14.58     $19.77
         Number of Accumulation
            Units Outstanding at
            End of Period               377,645    167,033

                                      A19

                                          2002      2001
                                          ----      ----

     ING PIMCO CORE BOND
         AUV at Beginning of Period      $11.47     $11.56 (1)
         AUV at End of Period            $12.24     $11.47
         Number of Accumulation
            Units Outstanding at
            End of Period             1,325,734    153,359

     ING SALOMON BROTHERS ALL CAP
         AUV at Beginning of Period      $11.55     $11.41 (1)
         AUV at End of Period             $8.44     $11.55
         Number of Accumulation
            Units Outstanding at
            End of Period               915,050    471,202

     ING SALOMON BROTHERS INVESTORS
         AUV at Beginning of Period      $10.54     $11.09 (1)
         AUV at End of Period             $7.96     $10.54
         Number of Accumulation
            Units Outstanding at
            End of Period               336,121    221,246

     ING T. ROWE PRICE CAP. APPRECIATION
         AUV at Beginning of Period      $26.56     $24.57 (1)
         AUV at End of Period            $26.20     $26.56
         Number of Accumulation
            Units Outstanding at
            End of Period             1,256,046    329,416

     ING T. ROWE PRICE EQUITY INCOME
         AUV at Beginning of Period      $22.50     $22.48 (1)
         AUV at End of Period            $19.17     $22.50
         Number of Accumulation
            Units Outstanding at
            End of Period               479,848    191,974

     ING VAN KAMPEN GLOBAL FRANCHISE
         AUV at Beginning of Period      $10.00 (5)
         AUV at End of Period             $8.82
         Number of Accumulation
            Units Outstanding at
            End of Period               130,192

     ING VAN KAMPEN GROWTH & INCOME
         AUV at Beginning of Period      $20.82     $23.65 (1)
         AUV at End of Period            $17.42     $20.82
         Number of Accumulation
            Units Outstanding at
            End of Period               274,359    118,228

     ING VAN KAMPEN REAL ESTATE
         AUV at Beginning of Period      $26.74     $24.97 (1)
         AUV at End of Period            $26.29     $26.74
         Number of Accumulation
            Units Outstanding at
            End of Period               222,333     81,300

     ING VP BOND PORTFOLIO
         AUV at Beginning of Period      $10.00 (5)
         AUV at End of Period            $10.61
         Number of Accumulation
            Units Outstanding at
            End of Period               564,471

     ING VP GROWTH OPPORTUNITIES
         AUV at Beginning of Period       $7.77     $10.00 (2)
         AUV at End of Period             $5.22      $7.77
         Number of Accumulation
            Units Outstanding at
            End of Period               109,759     52,668

     ING VP MAGNACAP
         AUV at Beginning of Period       $9.33     $10.00 (2)
         AUV at End of Period             $7.05      $9.33
         Number of Accumulation
            Units Outstanding at
            End of Period               108,902     19,437

                                      A20

                                          2002      2001
                                          ----      ----

     ING VP SMALLCAP OPPORTUNITIES
         AUV at Beginning of Period       $8.31     $10.00 (2)
         AUV at End of Period             $4.59      $8.31
         Number of Accumulation
            Units Outstanding at
            End of Period               374,677    141,397

     ING VP WORLDWIDE GROWTH
         AUV at Beginning of Period       $6.97      $8.62 (1)
         AUV at End of Period             $5.14      $6.97
         Number of Accumulation
            Units Outstanding at
            End of Period               382,518     75,723

     PIMCO HIGH YIELD PORTFOLIO
         AUV at Beginning of Period       $9.93      $9.91 (1)
         AUV at End of Period             $9.63      $9.93
         Number of Accumulation
            Units Outstanding at
            End of Period               624,872    217,554

     PROFUND VP BULL
         AUV at Beginning of Period       $8.87     $10.00 (2)
         AUV at End of Period             $6.62      $8.87
         Number of Accumulation
            Units Outstanding at
            End of Period               114,753     15,636

     PROFUND VP SMALL CAP
         AUV at Beginning of Period       $9.40     $10.00 (2)
         AUV at End of Period             $7.16      $9.40
         Number of Accumulation
            Units Outstanding at
            End of Period               114,433     21,722

     FOOTNOTES
     (1) Fund First Available during February 2001
     (2) Fund First Available during May 2001
     (3) Fund First Available during November 2001
     (4) Fund First Available during December 2001
     (5) Fund First Available during May 2002
     (6) Fund First Available during September 2002
     (7) Fund First Available during December 2002

                                      A21

--------------------------------------------------------------------------------
APPENDIX B
--------------------------------------------------------------------------------

                            THE INVESTMENT PORTFOLIOS

During the accumulation phase, you may allocate your premium payments and contract value to any of the investment portfolios available under this Contract. They are listed in this appendix. You bear the entire investment risk for amounts you allocate to any investment portfolio, and you may lose your principal.

The investment results of the mutual funds (funds) are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the Investment Company Act of 1940. Please refer to the fund prospectuses for additional information. Fund prospectuses may be obtained free of charge, from our Customer Service Center at the address and telephone number listed in the prospectus, by accessing the SEC's web site or by contacting the SEC Public Reference Room.

Certain funds offered under the contracts have investment objectives and policies similar to other funds managed by the fund's investment adviser. The investment results of a fund may be higher or lower than those of other funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any fund will be comparable to those of another fund managed by the same investment adviser.

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER           INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
ING INVESTORS TRUST
   7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258
--------------------------------------------------------------------------------
ING AIM MID-CAP GROWTH PORTFOLIO        Seeks capital appreciation. The
   (Class S)                            Portfolio seeks to meet its objective
                                        by investing, normally, at least 80%
   INVESTMENT ADVISER:                  of its assets in equity securities of
      Directed Services, Inc.           mid-capitalization companies.
   INVESTMENT SUBADVISER:
      A I M Capital Management, Inc.
--------------------------------------------------------------------------------
ING ALLIANCE MID-CAP GROWTH PORTFOLIO   Seeks long-term total return. The
   (Class S)                            Portfolio invests primarily in common
                                        stocks of middle capitalization
   INVESTMENT ADVISER:                  companies. The Portfolio normally
      Directed Services, Inc.           invests substantially all of its
   INVESTMENT SUBADVISER:               assets in high-quality common stocks
      Alliance Capital Management, L.P. that Alliance expects to increase in value.
--------------------------------------------------------------------------------
ING DEVELOPING WORLD PORTFOLIO          The Portfolio normally invests at
   (Class S)                            least 80% of its assets in securities
                                        of issuers located in at least three
   INVESTMENT ADVISER:                  countries with emerging securities
      Directed Services, Inc.           markets. The Portfolio will provide
   INVESTMENT SUBADVISER: IIM B.V.      shareholders with at least 60 days
                                        prior notice of any change in this
                                        investment policy. The Portfolio may
                                        invest up to 20% of its assets in
                                        securities of U.S. and other
                                        developed market issuers, including
                                        investment-grade debt securities of
                                        U.S. issuers.
--------------------------------------------------------------------------------

                                       B1

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER           INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
ING EAGLE ASSET VALUE EQUITY            Seeks capital appreciation. Dividend
   PORTFOLIO (Class S)                  income is a secondary objective. The
                                        Portfolio normally invests at least
   INVESTMENT ADVISER:                  80% of its assets in equity
      Directed Services, Inc.           securities of domestic and foreign
   INVESTMENT SUBADVISER:               issuers that meet quantitative
      Eagle Asset Management, Inc.      standards relating to financial
                                        soundness and high intrinsic value
                                        relative to price.
--------------------------------------------------------------------------------
ING FMRSM DIVERSIFIED MID-CAP           Seeks long-term growth of capital.
   PORTFOLIO (Class S)                  The Portfolio Manager normally
                                        invests the Portfolio's assets
   INVESTMENT ADVISER:                  primarily in common stocks. The
      Directed Services, Inc.           Portfolio Manager normally invests at
   INVESTMENT SUBADVISER:               least 80% of the Portfolio's assets
      Fidelity Management &             in securities of companies with
      Research Co.                      medium market capitalizations.
--------------------------------------------------------------------------------
ING JANUS GROWTH AND INCOME PORTFOLIO   Seeks long-term capital growth and
   (Class S)                            current income. The Portfolio
                                        normally emphasizes investments in
   INVESTMENT ADVISER:                  common stocks. It will normally
      Directed Services, Inc.           invest up to 75% of its assets in
   INVESTMENT SUBADVISER:               equity securities selected primarily
      Janus Capital Management, LLC     for their growth potential, and at
                                        least 25% of its assets in securities
                                        the Portfolio Manager believes have
                                        income potential. Because of this
                                        investment strategy, the Portfolio is
                                        not designed for investors who need
                                        consistent income.
--------------------------------------------------------------------------------
ING JANUS SPECIAL EQUITY PORTFOLIO      A nondiversified Portfolio that seeks
   (Class S)                            capital appreciation. The Portfolio
                                        invests, under normal circumstances,
   INVESTMENT ADVISER:                  at least 80% of its net assets (plus
      Directed Services, Inc.           borrowings for investment purposes)
   INVESTMENT SUBADVISER:               in equity securities with the
      Janus Capital Management, LLC     potential for long-term growth of
                                        capital.
--------------------------------------------------------------------------------
ING JENNISON EQUITY OPPORTUNITIES       Seeks long-term capital growth. The
   PORTFOLIO (Class S)                  Portfolio normally invests at least
                                        80% of its net assets (plus any
   INVESTMENT ADVISER:                  borrowings for investment purposes)
      Directed Services, Inc.           in attractively valued equity
   INVESTMENT SUBADVISER:               securities of companies with current
      Jennison Associates, LLC          or emerging earnings growth the
                                        Portfolio Manager believes to be not
                                        fully appreciated or recognized by
                                        the market.
--------------------------------------------------------------------------------
ING JPMORGAN SMALL CAP EQUITY           A nondiversified Portfolio that seeks
   PORTFOLIO (Class S)                  capital growth over the long term.
                                        Under normal market conditions, the
   INVESTMENT ADVISER:                  Portfolio invests at least 80% of its
      Directed Services, Inc.           total assets in equity securities of
   INVESTMENT SUBADVISER:               small-cap companies.
      J.P. Morgan Investment
      Management, Inc.
--------------------------------------------------------------------------------
ING JULIUS BAER FOREIGN PORTFOLIO       A nondiversified Portfolio that seeks
   (Class S)                            total return from long-term capital
                                        growth and income. Under normal
   INVESTMENT ADVISER:                  conditions, the Portfolio will invest
      Directed Services, Inc.           at least 80% of its total assets in a
   INVESTMENT SUBADVISER:               broad portfolio of equity securities
   Julius Baer Investment               of established foreign companies of
   Management, Inc.                     various sizes, including foreign
                                        subsidiaries of U.S. companies, based
                                        in countries that are represented in
                                        the Morgan Stanley Capital
                                        International, Europe, Australia and
                                        Far East Index (the "EAFE Index").
--------------------------------------------------------------------------------

                                       B2

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER           INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
ING MARSICO GROWTH PORTFOLIO (Class S)  Seeks capital appreciation. The
                                        Portfolio invests primarily in equity
   INVESTMENT ADVISER:                  securities selected for their growth
      Directed Services, Inc.           potential. The Portfolio may invest
   INVESTMENT SUBADVISER:               in companies of any size, from
      Marsico Capital Management, LLC   larger, well-established companies to
                                        smaller, emerging growth companies.
--------------------------------------------------------------------------------
ING MFS MID-CAP GROWTH PORTFOLIO        A nondiversified Portfolio that seeks
   (Class S)                            long-term growth of capital. The
                                        Portfolio normally invests at least
   INVESTMENT ADVISER:                  80% of its net assets in common
      Directed Services, Inc.           stocks and related securities (such
   INVESTMENT SUBADVISER:               as preferred stocks, convertible
      Massachusetts Financial           securities and depositary receipts)
      Services Company                  of companies with medium market
                                        capitalizations (or "mid-cap
                                        companies") which the Portfolio
                                        Manager believes have above-average
                                        growth potential.
--------------------------------------------------------------------------------
ING MFS RESEARCH PORTFOLIO (Class S)    Seeks long-term growth of capital and
                                        future income. The Portfolio normally
   INVESTMENT ADVISER:                  invests at least 80% of its net
      Directed Services, Inc.           assets in common stocks and related
   INVESTMENT SUBADVISER:               securities (such as preferred stocks,
      Massachusetts Financial           convertible securities and depositary
      Services Company                  receipts). The Portfolio focuses on
                                        companies that the Portfolio Manager
                                        believes have favorable prospects for
                                        long-term growth, attractive
                                        valuations based on current and
                                        expected earnings or cash flow,
                                        dominant or growing market share and
                                        superior management.
--------------------------------------------------------------------------------
ING PIMCO CORE BOND PORTFOLIO           Seeks maximum total return,
   (Class S)                            consistent with preservation of
                                        capital and prudent investment
   INVESTMENT ADVISER:                  management. The Portfolio is
      Directed Services, Inc.           diversified and seeks to achieve its
   INVESTMENT SUBADVISER:               investment objective by investing
      Pacific Investment                under normal circumstances at least
      Management Company, LLC           80% of its net assets (plus
                                        borrowings for investment purposes)
                                        in a diversified portfolio of fixed
                                        income instruments of varying
                                        maturities.
--------------------------------------------------------------------------------
ING SALOMON BROTHERS ALL CAP            A nondiversified Portfolio that seeks
   PORTFOLIO (Class S)                  capital appreciation through
                                        investment in securities which the
   INVESTMENT ADVISER:                  Subadviser believes have
      Directed Services, Inc.           above-average capital appreciation
   INVESTMENT SUBADVISER:               potential. The Portfolio invests
      Salomon Brothers Asset            primarily in common stocks and common
      Management Inc.                   stock equivalents, such as preferred
                                        stocks and securities convertible
                                        into common stocks, of companies the
                                        Portfolio Manager believes are
                                        undervalued in the marketplace.
--------------------------------------------------------------------------------
ING SALOMON BROTHERS INVESTORS          Seeks long-term growth of capital.
   PORTFOLIO (Class S)                  Secondarily seeks current income. The
                                        Portfolio invests primarily in equity
   INVESTMENT ADVISER:                  securities of U.S. companies. The
      Directed Services, Inc.           Portfolio may also invest in other
   INVESTMENT SUBADVISER:               equity securities. To a lesser
      Salomon Brothers Asset            degree, the Portfolio invests in
      Management Inc.                   income producing securities such as
                                        debt securities.
--------------------------------------------------------------------------------
ING T. ROWE PRICE CAPITAL               Seeks, over the long-term, a high
   APPRECIATION PORTFOLIO (Class S)     total investment return, consistent
                                        with the preservation of capital and
   INVESTMENT ADVISER:                  prudent investment risk. The
      Directed Services, Inc.           Portfolio pursues an active asset
   INVESTMENT SUBADVISER:               allocation strategy whereby
      T. Rowe Price Associates, Inc.    investments are allocated among three
                                        asset classes - equity securities,
                                        debt securities and money market
                                        instruments.
--------------------------------------------------------------------------------

                                       B3

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER           INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
ING T. ROWE PRICE EQUITY INCOME         Seeks substantial dividend income as
   PORTFOLIO (Class S)                  well as long-term growth of capital.
                                        The Portfolio normally invests at
   INVESTMENT ADVISER:                  least 80% of its assets in common
      Directed Services, Inc.           stocks, with 65% in the common stocks
   INVESTMENT SUBADVISER:               of well-established companies paying
      T. Rowe Price Associates, Inc.    above-average dividends. The
                                        Portfolio may also invest in
                                        convertible securities, warrants and
                                        preferred stocks.
--------------------------------------------------------------------------------
ING VAN KAMPEN GLOBAL FRANCHISE         A nondiversified Portfolio that seeks
   PORTFOLIO (Class S)                  long-term capital appreciation. The
                                        Portfolio Manager seeks long-term
   INVESTMENT ADVISER:                  capital appreciation by investing
      Directed Services, Inc.           primarily in equity securities of
   INVESTMENT SUBADVISER:               issuers located throughout the world
      Van Kampen                        that it believes have, among other
                                        things, resilient business franchises
                                        and growth potential. The Portfolio
                                        may invest of in the securities of
                                        companies of any size.
--------------------------------------------------------------------------------
ING VAN KAMPEN GROWTH AND INCOME        Seeks long-term growth of capital and
   PORTFOLIO (Class S)                  income. Under normal market
                                        conditions, the Portfolio Manager
   INVESTMENT ADVISER:                  seeks to achieve the Portfolio's
      Directed Services, Inc.           investment objective by investing
   INVESTMENT SUBADVISER:               primarily in what it believes to be
      Van Kampen                        income-producing equity securities,
                                        including common stocks and
                                        convertible securities; although
                                        investments are also made in
                                        non-convertible preferred stocks and
                                        debt securities rated "investment
                                        grade," which are securities rated
                                        within the four highest grades
                                        assigned by Standard & Poor's ("S&P")
                                        or by Moody's Investors Service, Inc.
                                        ("Moody's").
--------------------------------------------------------------------------------
ING VAN KAMPEN REAL ESTATE PORTFOLIO    A nondiversified Portfolio that seeks
   (Class S)                            capital appreciation. Secondarily
                                        seeks current income. The Portfolio
   INVESTMENT ADVISER:                  invests at least 80% of its assets in
      Directed Services, Inc.           equity securities of companies in the
   INVESTMENT SUBADVISER:               U.S. real estate industry that are
      Van Kampen                        listed on national exchanges or the
                                        National Association of Securities
                                        Dealers Automated Quotation System
                                        ("NASDAQ").
--------------------------------------------------------------------------------
ING PARTNERS, INC.
   151 Farmington Avenue, Hartford, CT 06156-8962
--------------------------------------------------------------------------------
ING JPMORGAN FLEMING INTERNATIONAL      Seeks long-term growth of capital.
   PORTFOLIO (Service Class)            Invests primarily (at least 65% of
                                        total assets) in the equity
   INVESTMENT ADVISER:                  securities of foreign companies that
      ING Life Insurance and            the subadviser believes have high
      Annuity Company                   growth potential. Will normally
   INVESTMENT SUBADVISER:               invest in securities of at least
      J.P. Morgan Fleming Asset         three different countries other than
      Management, (London) Ltd.         the U.S. and will invest in both
                                        developed and developing markets.
--------------------------------------------------------------------------------
ING SALOMON BROTHERS AGGRESSIVE         Seeks long-term growth of capital.
   GROWTH PORTFOLIO (Service Class)     Invests primarily (at least 80% of
                                        net assets under normal
   INVESTMENT ADVISER:                  circumstances) in common stocks and
      ING Life Insurance and            related securities, such as preferred
      Annuity Company                   stocks, convertible securities and
   INVESTMENT SUBADVISER:               depositary receipts, of emerging
      Salomon Brothers Asset            growth companies.
      Management, Inc.
--------------------------------------------------------------------------------

                                       B4

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER           INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
ING VARIABLE INSURANCE TRUST
   7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258
--------------------------------------------------------------------------------
ING VP WORLDWIDE GROWTH PORTFOLIO       Seeks long-term capital appreciation.
                                        A nondiversified Portfolio that under
   INVESTMENT ADVISER:                  normal conditions, invests at least
      ING Investments, LLC              65% of net assets in equity
                                        securities of issuers located in at
                                        least three countries, one of which
                                        may be the U.S. Generally invests at
                                        least 75% of total assets in common
                                        and preferred stocks, warrants and
                                        convertible securities.
--------------------------------------------------------------------------------
ING VARIABLE PORTFOLIOS, INC.
   7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258
--------------------------------------------------------------------------------
ING VP BOND PORTFOLIO (Class S)         Seeks to maximize total return as is
                                        consistent with reasonable risk,
   INVESTMENT ADVISER:                  through investment in a diversified
      ING Investments, LLC              portfolio consisting of debt
   INVESTMENT SUBADVISER:               securities. Under normal market
      Aeltus Investment                 conditions, invests at least 80% of
      Management, Inc.                  net assets in high-grade corporate
                                        bonds, mortgage-related and other
                                        asset-backed securities, and
                                        securities issued or guaranteed by
                                        the U.S. Government, its agencies or
                                        instrumentalities. The Portfolio may
                                        invest up to 15% of total assets in
                                        high-yield instruments and up to 25%
                                        of total assets in foreign debt
                                        securities.
--------------------------------------------------------------------------------
ING VP INDEX PLUS LARGECAP PORTFOLIO    Seeks to outperform the total return
   (Class S)                            performance of the Standard & Poor's
                                        500 Composite Index (S&P 500), while
   INVESTMENT ADVISER:                  maintaining a market level of risk.
      ING Investments, LLC              Invests at least 80% of net assets in
   INVESTMENT SUBADVISER:               stocks included in the S&P 500. The
      Aeltus Investment                 subadviser's objective is to
      Management, Inc.                  overweight those stocks in the S&P
                                        500 that they believe will outperform
                                        the index and underweight or avoid
                                        those stocks in the S&P 500 that they
                                        believe will underperform the index.
--------------------------------------------------------------------------------
ING VARIABLE PRODUCTS TRUST
   7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258
--------------------------------------------------------------------------------
ING VP GROWTH OPPORTUNITIES PORTFOLIO   Seeks long-term growth of capital.
   (Service Class)                      Invests primarily in common stock of
                                        U.S. companies that the portfolio
   INVESTMENT ADVISER:                  managers feel have above average
      ING Investments, LLC              prospects for growth. Under normal
                                        market conditions, invests at least
                                        65% of total assets in securities
                                        purchased on the basis of the
                                        potential for capital appreciation.
                                        These securities may be from
                                        large-cap, mid-cap or small-cap
                                        companies.
--------------------------------------------------------------------------------
ING VP MAGNACAP PORTFOLIO               Seeks growth of capital, with
   (Service Class)                      dividend income as a secondary
                                        consideration. Normally invests at
   INVESTMENT ADVISER:                  least 80% of assets in common stocks
      ING Investments, LLC              of large companies, which are those
                                        included in the 500 largest U.S.
                                        companies, as measured by total
                                        revenues, net assets, cash flow or
                                        earnings, or the 1,000 largest
                                        companies as measured by equity
                                        market capitalization.
--------------------------------------------------------------------------------

                                       B5

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER           INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
ING VP SMALLCAP OPPORTUNITIES           Seeks long-term capital appreciation.
   PORTFOLIO (Service Class)            Normally invests at least 80% of
                                        assets in the common stock of
   INVESTMENT ADVISER:                  smaller, lesser-known U.S. companies
      ING Investments, LLC              that are believed to have above
                                        average prospects for growth. For
                                        this Portfolio, smaller companies are
                                        those with market capitalizations
                                        that fall within the range of
                                        companies in the Russell 2000 Index.
--------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS PORTFOLIO
   82 Devonshire Street, Boston, MA 02109
--------------------------------------------------------------------------------
FIDELITY(R)VIP EQUITY-INCOME PORTFOLIO  Seeks reasonable income. Also
   (Service Class 2)                    considers the potential for capital
                                        appreciation. Seeks to achieve a
   INVESTMENT ADVISER:                  yield which exceeds the composite
      Fidelity Management &             yield on the securities comprising
      Research Co.                      the Standard & Poor's 500 Index.
   INVESTMENT SUBADVISER:               Normally invests at least 80% of
      FMR Co., Inc.                     total assets in income-producing
                                        equity securities (which tends to
                                        lead to investments in large cap
                                        "value" stocks).
--------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST
   840 Newport Center Drive, Suite 300, Newport Beach, CA 92660
--------------------------------------------------------------------------------
ING PIMCO HIGH YIELD PORTFOLIO          Seeks maximum total return,
   (Class S)                            consistent with preservation of
                                        capital and prudent investment
   INVESTMENT ADVISER:                  management.
      Directed Services, Inc.
   INVESTMENT SUBADVISER:
      Pacific Investment Management
      Company, LLC
--------------------------------------------------------------------------------
PRO FUNDS VP
   3435 Stelzer Road, Suite 1000, P.O. Box 182100, Columbus, OH 43218-2000
--------------------------------------------------------------------------------
PROFUND VP BULL                         Seeks daily investment results,
                                        before fees and expenses that
   INVESTMENT ADVISER:                  correspond to the daily performance
      ProFund Advisors, LLC             of the S&P 500 Index.
--------------------------------------------------------------------------------
PROFUND VP SMALL-CAP                    Seeks daily investment results,
                                        before fees and expenses that
   INVESTMENT ADVISER:                  correspond to the daily performance
      ProFund Advisors, LLC             of the Russell 2000 Index.
--------------------------------------------------------------------------------
WELLS FARGO VARIABLE TRUST
   525 Market Street, San Francisco, CA
--------------------------------------------------------------------------------
WELLS FARGO VT ASSET ALLOCATION FUND    Seeks long-term total return,
                                        consistent with reasonable risk.
   INVESTMENT ADVISER:                  Invests in equity and fixed-income
      Wells Fargo Funds                 securities in varying proportions,
      Management, LLC                   with an emphasis on equity
                                        securities. The Fund's "neutral"
                                        target allocation is 60% equity
                                        securities and 40% fixed-income
                                        securities.
--------------------------------------------------------------------------------
WELLS FARGO VT EQUITY INCOME FUND       Seeks long-term capital appreciation
                                        and above-average dividend income by
   INVESTMENT ADVISER:                  investing primarily in the common
      Wells Fargo Funds                 stocks of large U.S. companies with
      Management, LLC                   strong return potential based on
                                        current market valuations.
--------------------------------------------------------------------------------
WELLS FARGO VT EQUITY VALUE FUND        Seeks long-term capital appreciation
                                        and above-average dividend income by
   INVESTMENT ADVISER:                  investing primarily in equity
      Wells Fargo Funds                 securities of large U.S. companies
      Management, LLC                   with strong return potential based on
                                        current market valuations.
--------------------------------------------------------------------------------

                                       B6

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER           INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
WELLS FARGO VT LARGE COMPANY            Seeks long-term capital appreciation
   GROWTH FUND                          by investing primarily in large,
                                        domestic companies that the adviser
   INVESTMENT ADVISER:                  believes have superior growth
      Wells Fargo Funds                 potential by seeking issuers whose
      Management, LLC                   stocks the investment adviser
                                        believes are attractively valued,
                                        with fundamental characteristics
                                        above the market average and that
                                        support earnings growth capability.
--------------------------------------------------------------------------------
WELLS FARGO VT MONEY MARKET FUND        Seeks high current income, while
                                        preserving capital and liquidity by
   INVESTMENT ADVISER:                  investing in U.S. dollar-denominated,
      Wells Fargo Funds                 high quality, short-term money market
      Management, LLC                   instruments including banker's
                                        acceptances, bank notes, certificates
                                        of deposit, commercial paper and
                                        repurchase agreements.
--------------------------------------------------------------------------------
WELLS FARGO VT SMALL CAP GROWTH FUND    Seeks long-term capital appreciation
                                        by investing in a diversified
   INVESTMENT ADVISER:                  portfolio of common stocks of U.S.
      Wells Fargo Funds                 and foreign companies that the
      Management, LLC                   investment adviser believes have
                                        above-average growth potential, or
                                        that may be involved in new or
                                        innovative products, services and
                                        processes, focusing on
                                        small-capitalization stocks.
--------------------------------------------------------------------------------
WELLS FARGO VT TOTAL RETURN BOND FUND   Seeks total return of income and
                                        capital appreciation by investing in
   INVESTMENT ADVISER:                  a broad range of investment-grade
      Wells Fargo Funds                 debt securities, including U.S.
      Management, LLC                   Government obligations, corporate
                                        bonds, asset-backed securities and
                                        money-market instruments.
--------------------------------------------------------------------------------

                                       B7

--------------------------------------------------------------------------------
APPENDIX C
--------------------------------------------------------------------------------

                                FIXED ACCOUNT II

Fixed Account II ("Fixed Account") is an optional fixed interest allocation offered during the accumulation phase of your variable annuity contract between you and ING USA Life Insurance Company ("ING USA," the "Company," "we" or "our"). The Fixed Account, which is a segregated asset account of ING USA, provides a means for you to invest on a tax-deferred basis and earn a guaranteed interest for guaranteed interest periods (Fixed Interest Allocation(s)). We will credit your Fixed Interest Allocation(s) with a fixed rate of interest. We currently offer Fixed Interest Allocations with guaranteed interest periods of 5, 7 and 10 years. In addition, we may offer DCA Fixed Interest Allocations, which are 6-month and 1-year Fixed Interest Allocations available exclusively in connection with our dollar cost averaging program. We may offer additional guaranteed interest periods in some or all states, may not offer all guaranteed interest periods on all contracts or in all states and the rates for a given guaranteed interest period may vary among contracts. We set the interest rates periodically. We may credit a different interest rate for each interest period. The interest you earn in the Fixed Account as well as your principal is guaranteed by ING USA, as long as you do not take your money out before the maturity date for the applicable interest period. If you take your money out from a Fixed Interest Allocation more than 30 days before the applicable maturity date, we will apply a market value adjustment ("Market Value Adjustment"). A Market Value Adjustment could increase or decrease your contract value and/or the amount you take out. A surrender charge may also apply to withdrawals from your contract. You bear the risk that you may receive less than your principal because of the Market Value Adjustment.

For contracts sold in some states, not all Fixed Interest Allocations are available. You have a right to return a contract for a refund as described in the prospectus.

THE FIXED ACCOUNT

You may allocate premium payments and transfer your Contract value to the guaranteed interest periods of the Fixed Account during the accumulation period as described in the prospectus. Every time you allocate money to the Fixed Account, we set up a Fixed Interest Allocation for the guaranteed interest period you select.

We will credit your Fixed Interest Allocation with a guaranteed interest rate for the interest period you select, so long as you do not withdraw money from that Fixed Interest Allocation before the end of the guaranteed interest period. Each guaranteed interest period ends on its maturity date which is the last day of the month in which the interest period is scheduled to expire.

Your Contract value in the Fixed Account is the sum of your Fixed Interest Allocations and the interest credited as adjusted for any withdrawals, transfers or other charges we may impose, including any Market Value Adjustment. Your Fixed Interest Allocation will be credited with the guaranteed interest rate in effect for the guaranteed interest period you selected when we receive and accept your premium or reallocation of Contract value. We will credit interest daily at a rate that yields the quoted guaranteed interest rate.

If you surrender, withdraw, transfer or annuitize your investment in a Fixed Interest Allocation more than 30 days before the end of the guaranteed interest period, we will apply a Market Value Adjustment to the transaction. A Market Value Adjustment could increase or decrease the amount you surrender, withdraw, transfer or annuitize, depending on current interest rates at the time of the transaction. You bear the risk that you may receive less than your principal because of the Market Value Adjustment.

GUARANTEED INTEREST RATES

Each Fixed Interest Allocation will have an interest rate that is guaranteed as long as you do not take your money out until its maturity date. We do not have a specific formula for establishing the guaranteed interest rates for the different guaranteed interest periods. We determine guaranteed interest rates at our sole

                                       C1
discretion. We cannot predict the level of future interest rates. For more information see the prospectus for the Fixed Account.

TRANSFERS FROM A FIXED INTEREST ALLOCATION

You may transfer your Contract value in a Fixed Interest Allocation to one or more new Fixed Interest Allocations with new guaranteed interest periods, or to any of the subaccounts of ING USA's Separate Account B as described in the prospectus on the maturity date of a guaranteed interest period. The minimum amount that you can transfer to or from any Fixed Interest Allocation is $100. Transfers from a Fixed Interest Allocation may be subject to a Market Value Adjustment. If you have a special Fixed Interest Allocation that was offered exclusively with our dollar cost averaging program, cancelling dollar cost averaging will cause a transfer of the entire Contract value in such Fixed Interest Allocation to the Wells Fargo VT Money Market subaccount, and such a transfer will be subject to a Market Value Adjustment.

Please be aware that the benefit we pay under certain optional benefit riders will be adjusted by any transfers you make to and from the Fixed Interest Allocations during specified periods while the rider is in effect. See "Optional Riders" in the prospectus.

WITHDRAWALS FROM A FIXED INTEREST ALLOCATION

During the accumulation phase, you may withdraw a portion of your Contract value in any Fixed Interest Allocation. You may make systematic withdrawals of only the interest earned during the prior month, quarter or year, depending on the frequency chosen, from a Fixed Interest Allocation under our systematic withdrawal option. A withdrawal from a Fixed Interest Allocation may be subject to a Market Value Adjustment and a contract surrender charge. Be aware that withdrawals may have federal income tax consequences, including a 10% penalty tax, as well as state income tax consequences.

Please be aware that the benefit we pay under any of the optional benefit riders will be reduced by any withdrawals you made from the Fixed Interest Allocations during the period while the rider is in effect. See "Optional Riders" in the prospectus.

MARKET VALUE ADJUSTMENT

A Market Value Adjustment may decrease, increase or have no effect on your Contract value. We will apply a Market Value Adjustment (i) whenever you withdraw or transfer money from a Fixed Interest Allocation (unless made within 30 days before the maturity date of the applicable guaranteed interest period, or under the systematic withdrawal or dollar cost averaging program) and (ii) if on the annuity start date a guaranteed interest period for any Fixed Interest Allocation does not end on or within 30 days of the annuity start date.

A Market Value Adjustment may be positive, negative or result in no change. In general, if interest rates are rising, you bear the risk that any Market Value Adjustment will likely be negative and reduce your Contract value. On the other hand, if interest rates are falling, it is more likely that you will receive a positive Market Value Adjustment that increases your Contract value. In the event of a full surrender, transfer or annuitization from a Fixed Interest Allocation, we will add or subtract any Market Value Adjustment from the amount surrendered, transferred or annuitized. In the event of a partial withdrawal, transfer or annuitization, we will add or subtract any Market Value Adjustment from the total amount withdrawn, transferred or annuitized in order to provide the amount requested. If a negative Market Value Adjustment exceeds your Contract value in the Fixed Interest Allocation, we will consider your request to be a full surrender, transfer or annuitization of the Fixed Interest Allocation.

CONTRACT VALUE IN THE FIXED INTEREST ALLOCATIONS

On the contract date, the Contract value in any Fixed Interest Allocation in which you are invested is equal to the portion of the initial premium paid and designated for allocation to the Fixed Interest Allocation. On each business day after the contract date, we calculate the amount of Contract value in each Fixed Interest Allocation as follows:

                                       C2

     (1) We take the Contract value in the Fixed Interest Allocation at the end of the preceding business day.

     (2) We credit a daily rate of interest on (1) at the guaranteed rate since the preceding business day.

     (3)  We add (1) and

     (4)  We subtract from (3) any transfers from that Fixed Interest
          Allocation.

     (5) We subtract from (4) any withdrawals, and then subtract any contract fees (including any rider charges) and premium taxes.

Additional premium payments and transfers allocated to the Fixed Account will be placed in a new Fixed Interest Allocation. The Contract value on the date of allocation will be the amount allocated. Several examples which illustrate how the Market Value Adjustment works are included in the prospectus for the Fixed Account

CASH SURRENDER VALUE

The cash surrender value is the amount you receive when you surrender the Contract. The cash surrender value of amounts allocated to the Fixed Account will fluctuate daily based on the interest credited to Fixed Interest Allocations, any Market Value Adjustment, and any surrender charge. We do not guarantee any minimum cash surrender value. On any date during the accumulation phase, we calculate the cash surrender value as follows: we start with your Contract value, then we adjust for any Market Value Adjustment, and then we deduct any surrender charge, any charge for premium taxes, the annual contract administrative fee (unless waived), and any optional benefit rider charge, and any other charges incurred but not yet deducted.

DOLLAR COST AVERAGING FROM FIXED INTEREST ALLOCATIONS

You may elect to participate in our dollar cost averaging program if you have at least $1,200 of Contract value in Fixed Account Interest Allocations with a guaranteed interest period of 1 year or less. The Fixed Interest Allocations serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other Fixed Interest Allocations or contract investment portfolio subaccounts selected by you.

The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels. You elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100. You may change the transfer amount once each contract year.

Transfers from a Fixed Interest Allocation under the dollar cost averaging program are not subject to a Market Value Adjustment.

We may in the future offer additional subaccounts or withdraw any subaccount or Fixed Interest Allocation to or from the dollar cost averaging program or otherwise modify, suspend or terminate this program. Of course, such change will not affect any dollar cost averaging programs in operation at the time.

SUSPENSION OF PAYMENTS

We have the right to delay payment of amounts from a Fixed Interest Allocation for up to 6 months.

MORE INFORMATION

See the prospectus for Fixed Account II.

                                       C3

--------------------------------------------------------------------------------
APPENDIX D
--------------------------------------------------------------------------------

                             FIXED INTEREST DIVISION

A Fixed Interest Division option is available through the group and individual deferred variable annuity contracts offered by ING USA Annuity and Life Insurance Company. The Fixed Interest Division is part of the ING USA General Account. Interests in the Fixed Interest Division have not been registered under the Securities Act of 1933, and neither the Fixed Interest Division nor the General Account are registered under the Investment Company Act of 1940.

Interests in the Fixed Interest Division are offered in certain states through an Offering Brochure, dated May 1, 2003. The Fixed Interest Division is different from the Fixed Account which is described in the prospectus but which is not available in your state. If you are unsure whether the Fixed Account is available in your state, please contact our Customer Service Center at (800) 366-0066. When reading through the Prospectus, the Fixed Interest Division should be counted among the various investment options available for the allocation of your premiums, in lieu of the Fixed Account. The Fixed Interest Division may not be available in some states. Some restrictions may apply.

You will find more complete information relating to the Fixed Interest Division in the Offering Brochure. Please read the Offering Brochure carefully before you invest in the Fixed Interest Division.

                                       D1

--------------------------------------------------------------------------------
APPENDIX E
--------------------------------------------------------------------------------

                 SURRENDER CHARGE FOR EXCESS WITHDRAWALS EXAMPLE

The following assumes you made an initial premium payment of $10,000 and additional premium payments of $10,000 in each of the second and third contract years, for total premium payments under the Contract of $30,000. It also assumes a withdrawal at the end of the third contract year of 30% of the contract value of $35,000, that the Standard Death Benefit was selected and that the applicable minimum required distribution ("MRD") is $2,000.

In this example, $3,500 (10% of contract value) is the maximum free withdrawal amount that you may withdraw without a surrender charge. The total amount withdrawn from the contract would be $10,500 ($35,000 x .30). Therefore, $7,000 (10,500 - 3,500) is considered an excess withdrawal of a part of the initial premium payment of $10,000 and would be subject to a 4% surrender charge of $280 ($7,000 x .04). The amount of the withdrawal paid to you will be $10,220 ($10,500 - $280).

If the MRD had been $4,000, instead of $2,000, the amount subject to the 4% surrender charge would be $6,500 ($10,500 - $4,000) and a surrender charge of $260 ($6,500 x .04) would apply. This example does not take into account any Market Value Adjustment or deduction of any premium taxes.

                                       E1

--------------------------------------------------------------------------------
APPENDIX F
--------------------------------------------------------------------------------

  PRO-RATA WITHDRAWAL ADJUSTMENT FOR 7% SOLUTION DEATH BENEFIT ELEMENT EXAMPLES

These examples assume that withdrawals have not exceeded 7% of premium in any year. They apply to the 7% Solution Death Benefit Element of the Max 7 Death Benefit.

EXAMPLE #1: THE CONTRACT VALUE (AV) IS LOWER THAN THE DEATH BENEFIT

     Assume a premium payment of $100,000, AV at the time of withdrawal of $87,000 and a 7% Solution minimum guarantee death benefit ("MGDB") at the time of withdrawal of $127,000. A total withdrawal of $27,000 is made. The withdrawal is a combination of Special Withdrawal and Pro-rata Withdrawal.

Calculate the Effect of the Withdrawal

     1.   The Special Withdrawal is $7,000 (7% of $100,000).

          MGDB after Special Withdrawal = $120,000 ($127,000 - $7,000)

          AV after Special Withdrawal = $80,000 ($87,000 - $7,000)

          The Pro-rata Withdrawal is $20,000 ($27,000 - $7,000).

     2. Pro-rata Withdrawal Adjustment to MGDB = $30,000 ($120,000 * ($20,000 / $80,000))

          MGDB after Pro-rata Withdrawal = $90,000 ($120,000 - $30,000)

          AV after Pro-rata Withdrawal = $60,000 ($80,000 - $20,000)

EXAMPLE #2: THE CONTRACT VALUE (AV) IS GREATER THAN THE DEATH BENEFIT

     Assume a premium payment of $100,000, AV at the time of withdrawal of $167,000 and a 7% Solution minimum guarantee death benefit ("MGDB") at the time of withdrawal of $127,000. A total withdrawal of $27,000 is made. The withdrawal is a combination of Special Withdrawal and Pro-rata Withdrawal.

Calculate the Effect of the Withdrawal

     1.   The Special Withdrawal is $7,000 (7% of $100,000).

          MGDB after Special Withdrawal = $120,000 ($127,000 - $7,000)

          AV after Special Withdrawal = $160,000 ($167,000 - $7,000)

          The Pro-rata Withdrawal is $20,000 ($27,000 - $7,000).

     2. Pro-rata Withdrawal Adjustment to MGDB = $15,000 ($120,000 * ($20,000 / $160,000))

          MGDB after Pro-rata Withdrawal = $105,000 ($120,000 - $15,000)

          AV after Pro-rata Withdrawal = $140,000 ($160,000 - $20,000)

                                       F1

EXAMPLE #3:  THE CONTRACT VALUE (AV) IS EQUAL TO THE DEATH BENEFIT

     Assume a premium payment of $100,000, AV at the time of withdrawal of $127,000 and a 7% Solution minimum guarantee death benefit ("MGDB") at the time of withdrawal of $127,000. A total withdrawal of $27,000 is made. The withdrawal is a combination of Special Withdrawal and Pro-rata Withdrawal.

Calculate the Effect of the Withdrawal

     1.   The Special Withdrawal is $7,000 (7% of $100,000).

          MGDB after Special Withdrawal = $120,000 ($127,000 - $7,000)

          AV after Special Withdrawal = $120,000 ($127,000 - $7,000)

          The Pro-rata Withdrawal is $20,000 ($27,000 - $7,000).

     2. Pro-rata Withdrawal Adjustment to MGDB = $20,000 ($120,000 * ($20,000 / $120,000))

          MGDB after Pro-rata Withdrawal = $100,000 ($120,000 - $20,000)

          AV after Pro-rata Withdrawal = $100,000 ($120,000 - $20,000)

                                       F2

--------------------------------------------------------------------------------
APPENDIX G
--------------------------------------------------------------------------------

                    SPECIAL FUNDS AND EXCLUDED FUNDS EXAMPLES


EXAMPLE #1:    The following examples are intended to demonstrate the impact on your 7% Solution Death Benefit Element ("7% MGDB") of allocating your Contract Value to Special Funds.

--------------------------------------   ------------------------------------    -----------------------------------
        7% MGDB IF 50% INVESTED                  7% MGDB IF 0% INVESTED                7% MGDB IF 100% INVESTED
            IN SPECIAL FUNDS                        IN SPECIAL FUNDS                       IN SPECIAL FUNDS
--------------------------------------   ------------------------------------    -----------------------------------

END OF YR   COVERED   SPECIAL    TOTAL   END OF YR  COVERED  SPECIAL    TOTAL    END OF YR COVERED   SPECIAL   TOTAL
      0       500       500      1,000        0      1,000       --     1,000         0        0       1000     1000
      1       535       500      1,035        1      1,070       --     1,070         1        0       1000     1000
      2       572       500      1,072        2      1,145       --     1,145         2        0       1000     1000
      3       613       500      1,113        3      1,225       --     1,225         3        0       1000     1000
      4       655       500      1,155        4      1,311       --     1,311         4        0       1000     1000
      5       701       500      1,201        5      1,403       --     1,403         5        0       1000     1000
      6       750       500      1,250        6      1,501       --     1,501         6        0       1000     1000
      7       803       500      1,303        7      1,606       --     1,606         7        0       1000     1000
      8       859       500      1,359        8      1,718       --     1,718         8        0       1000     1000
      9       919       500      1,419        9      1,838       --     1,838         9        0       1000     1000
     10       984       500      1,484       10      1,967       --     1,967        10        0       1000     1000
--------------------------------------   ------------------------------------    -----------------------------------

--------------------------------------   ------------------------------------
       7% MGDB IF TRANSFERRED TO               7% MGDB IF TRANSFERRED TO
             SPECIAL FUNDS                           COVERED FUNDS
       AT THE BEGINNING OF YEAR 6              AT THE BEGINNING OF YEAR 6
--------------------------------------   ------------------------------------

END OF YR   COVERED   SPECIAL    TOTAL   END OF YR  COVERED  SPECIAL    TOTAL

      0      1,000        --     1,000        0         --    1,000     1,000
      1      1,070        --     1,070        1         --    1,000     1,000
      2      1,145        --     1,145        2         --    1,000     1,000
      3      1,225        --     1,225        3         --    1,000     1,000
      4      1,311        --     1,311        4         --    1,000     1,000
      5      1,403        --     1,403        5         --    1,000     1,000
      6         --     1,403     1,403        6      1,070       --     1,070
      7         --     1,403     1,403        7      1,145       --     1,145
      8         --     1,403     1,403        8      1,225       --     1,225
      9         --     1,403     1,403        9      1,311       --     1,311
     10         --     1,403     1,403       10      1,403       --     1,403
--------------------------------------   ------------------------------------

                                       G1

EXAMPLE #2:    The following examples are intended to demonstrate the impact on your 7% Solution Death Benefit Element ("7% MGDB") of allocating your Contract Value to Excluded Funds.

-----------------------------------------------------------------------------
                   7% MGDB IF 50% INVESTED IN EXCLUDED FUNDS
-----------------------------------------------------------------------------
                 Covered           Excluded            Total
            --------------------------------------------------------
 End of yr     7%                "7%               7%                   Death
              MGDB     AV       MGDB"     AV      MGDB         AV      Benefit

     0        500      500       500      500     1,000       1,000     1,000
     1        535      510       535      510     1,045       1,020     1,045
     2        572      490       572      490     1,062         980     1,062
     3        613      520       613      520     1,133       1,040     1,133
     4        655      550       655      550     1,205       1,100     1,205
     5        701      450       701      450     1,151         900     1,151
     6        750      525       750      525     1,275       1,050     1,275
     7        803      600       803      600     1,403       1,200     1,403
     8        859      750       859      750     1,609       1,500     1,609
     9        919      500       919      500     1,419       1,000     1,419
    10        984      300       984      300     1,284         600     1,284
--------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
         7% MGDB IF 0% INVESTED                  7% MGDB IF 100% INVESTED
           IN EXCLUDED FUNDS                        IN EXCLUDED FUNDS
---------------------------------------  ---------------------------------------
                 Covered                                 Excluded
           --------------------                    ---------------------
End of yr     7%                 Death   End of yr    "7%                 Death
             MGDB        AV     Benefit              MGDB"        AV     Benefit

    0        1,000     1,000     1,000       0       1,000      1,000     1,000
    1        1,070     1,020     1,070       1       1,070      1,020     1,020
    2        1,145       980     1,145       2       1,145        980       980
    3        1,225     1,040     1,225       3       1,225      1,040     1,040
    4        1,311     1,100     1,311       4       1,311      1,100     1,100
    5        1,403       900     1,403       5       1,403        900       900
    6        1,501     1,050     1,501       6       1,501      1,050     1,050
    7        1,606     1,200     1,606       7       1,606      1,200     1,200
    8        1,718     1,500     1,718       8       1,718      1,500     1,500
    9        1,838     1,000     1,838       9       1,838      1,000     1,000
    10       1,967       600     1,967      10       1,967        600       600
---------------------------------------  ---------------------------------------

Note: AV are hypothetical illustrative values. Not a projection. "7% MGDB" for Excluded funds is notional. Not payable as a benefit. Death Benefit for Excluded Funds equals Accumulation Value (AV)

                                       G2

--------------------------------------------------------------------------------
                  TRANSFER FROM COVERED FUNDS TO EXCLUDED FUNDS
                           AT THE BEGINNING OF YEAR 6
--------------------------------------------------------------------------------
                Covered            Excluded            Total
           ---------------------------------------------------------
end of yr  7% MGDB     AV      "7%         AV    7% MGDB     AV       Death
                               MGDB"                                 Benefit

    --      1,000     1,000       --       --     1,000     1,000     1,000
     1      1,050     1,020       --       --     1,050     1,020     1,050
     2      1,103       980       --       --     1,103       980     1,103
     3      1,158     1,040       --       --     1,158     1,040     1,158
     4      1,216     1,100       --       --     1,216     1,100     1,216
     5      1,276       900       --       --     1,276       900     1,276
     6         --       --     1,340     1,050    1,050     1,050     1,050
     7         --       --     1,407     1,200    1,200     1,200     1,200
     8         --       --     1,477     1,500    1,500     1,500     1,500
     9         --       --     1,551     1,000    1,000     1,000     1,000
    10         --       --     1,629       600      600      600        600
--------------------------------------------------------------------------------

Note: 7% MGDB transferred to Excluded Funds equals the 7% MGDB in Covered Funds (or pro-rata portion thereof for partial transfer). Transfers from Special Funds to Excluded Funds work the same as Covered to Excluded (except 7% MGDB in Special Funds does not accumulate).

--------------------------------------------------------------------------------
                  TRANSFER FROM EXCLUDED FUNDS TO COVERED FUNDS
                           AT THE BEGINNING OF YEAR 6
--------------------------------------------------------------------------------
                Covered            Excluded            Total
           ---------------------------------------------------------
end of yr  7% MGDB     AV      "7%         AV    7% MGDB     AV       Death
                               MGDB"                                 Benefit

    --         --       --     1,000     1,000    1,000     1,000     1,000
    1          --       --     1,050     1,020    1,020     1,020     1,020
    2          --       --     1,103       980      980       980       980
    3          --       --     1,158     1,040    1,040     1,040     1,040
    4          --       --     1,216     1,100    1,100     1,100     1,100
    5          --       --     1,276       900      900       900       900
    6          945    1,050       --       --       945     1,050     1,050
    7          992    1,200       --       --       992     1,200     1,200
    8        1,042    1,500       --       --     1,042     1,500     1,500
    9        1,094    1,000       --       --     1,094     1,000     1,094
   10        1,149      600       --       --     1,149       600     1,149
-------------------------------------------------------------------------------

Note: 7% MGDB transferred to Covered Funds is the lesser of 7% MGDB in Excluded Funds (or portion thereof for partial transfer) and AV transferred to Covered Funds. Transfers from Excluded Funds to Special Funds work the same as Excluded to Covered (except 7% MGDB in Special Funds does not accumulate).

                                       G3

--------------------------------------------------------------------------------
APPENDIX H
--------------------------------------------------------------------------------

     EXAMPLES OF ADJUSTMENTS TO THE MGWB WITHDRAWAL ACCOUNT AND THE MAXIMUM
        ANNUAL WITHDRAWAL AMOUNT FOR WITHDRAWALS IN EXCESS OF THE MAXIMUM
              ANNUAL WITHDRAWAL AMOUNT ("EXCESS WITHDRAWAL AMOUNT")

EXAMPLE #1: OWNER HAS INVESTED ONLY IN COVERED FUNDS

     Assume the Contract Value ("CV") before the withdrawal is $100,000 and is invested in Covered Funds only, the Eligible Payment Amount ("EPA") is $100,000, the Maximum Annual Withdrawal Amount ("MAW") is $7,000, the MGWB Withdrawal Account allocated to Covered Funds ("Covered Withdrawal Account") is $120,000, and a withdrawal of $10,000 is made. The effect of the withdrawal is calculated as follows:

     The new CV is $90,000 ($100,000 - $10,000).

     The Excess Withdrawal Amount is $3,000 ($10,000 - $7,000).

     The Covered Withdrawal Account is first reduced dollar-for-dollar by the portion of the withdrawal up to the MAW to $113,000 ($120,000 - $7,000), and is then reduced pro-rata based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $109,354.84 ($113,000 * (1 - $3,000 / 93,000)).

     The EPA is reduced pro-rata based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)). The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied pro-rata regardless of whether CV is allocated to Covered or Excluded Funds. The MAW is then recalculated to be 7% of the new EPA or $6,774.19 ($96.774.19 * 7%).

EXAMPLE #2: OWNER HAS INVESTED ONLY IN EXCLUDED FUNDS

     Assume the Contract Value ("CV") before the withdrawal is $100,000 and is invested in Excluded Funds only, the Eligible Payment Amount ("EPA") is $100,000, the Maximum Annual Withdrawal Amount ("MAW") is $7,000, the MGWB Withdrawal Account allocated to Excluded Funds ("Excluded Withdrawal Account") is $120,000, and a withdrawal of $10,000 is made. The effect of the withdrawal is calculated as follows:

     The new CV is $90,000 ($100,000 - $10,000).

     The Excess Withdrawal Amount is $3,000 ($10,000 - $7.000).

     The Excluded Withdrawal Account is reduced pro-rata based on the ratio of the entire amount withdrawn to the CV (before the withdrawal) to $108,000 ($120,000 * (1 - $10,000 / $100,000)).

     The EPA is reduced pro-rata based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000/$93,000)). The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied pro-rata regardless of whether CV is allocated to Covered or Excluded Funds. The MAW is then recalculated to be 7% of the new EPA or $6,774.19 ($96.774.19 * 7%).

                                       H1

EXAMPLE #3: OWNER HAS INVESTED IN BOTH COVERED AND EXCLUDED FUNDS

     Assume the Contract Value ("CV") before the withdrawal is $100,000 and is invested $60,000 in Covered Funds and $40,000 in Excluded Funds. Further assume that the Eligible Payment Amount ("EPA") is $100,000, the Maximum Annual Withdrawal Amount ("MAW") is $7,000, the MGWB Withdrawal Account allocated to Covered Funds ("Covered Withdrawal Account") is $75,000, the MGWB Withdrawal Account allocated to Excluded Funds ("Excluded Withdrawal Account") is $45,000, and a withdrawal is made of $10,000 ($8,000 from Covered Funds and $2,000 from Excluded Funds).

     The new CV for Covered Funds is $52,000 ($60,000 - $8,000), and the new CV for Excluded Funds is $38,000 ($40,000 - $2,000).

     The Covered Withdrawal Account is first reduced dollar-for-dollar by the lesser of the MAW ($7,000) and the amount withdrawn from Covered Funds ($8,000) to $68,000 ($75,000 - $7,000), and is then reduced pro-rata based on the ratio of any Excess Withdrawal Amount from Covered Funds to the CV in Covered Funds (after being reduced for the withdrawal up to the MAW) to $66,716.98 ($68,000 * (1 - $1,000 / $53,000).

     The Excluded Withdrawal Account is reduced pro-rata based on the ratio of the amount withdrawn from Excluded Funds to the CV in Excluded Funds (prior to the withdrawal) to $42,750 ($45,000 * (1 - $2,000 / $40,000)).

The EPA is reduced pro-rata based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)). The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied pro-rata regardless of whether CV is allocated to Covered or Excluded Funds. The MAW is then recalculated to be 7% of the new EPA or $6,774.19 ($96.774.19 * 7%).

                                       H2

--------------------------------------------------------------------------------
APPENDIX I
--------------------------------------------------------------------------------

               DEATH BENEFITS FOR CATEGORY YR-2001 CONTRACT OWNERS

The purpose of this appendix is to describe the death benefits applicable to contract owners in the Yr-2001 category. OTHER THAN AS SPECIFIED BELOW, PLEASE SEE THE PROSPECTUS FOR A FULL DESCRIPTION OF YOUR DEATH BENEFIT OPTIONS AND OTHER CONTRACT FEATURES. CAPITALIZED TERMS HAVE THE SAME MEANING AS DESCRIBED IN THE PROSPECTUS. IF YOU ARE UNSURE OF WHICH CATEGORY APPLIES TO YOU, PLEASE CALL OUR CUSTOMER SERVICE CENTER. AS USED IN THIS APPENDIX , "NON-SPECIAL FUNDS" HAS THE SAME MEANING AS "COVERED FUNDS" IN THE PROSPECTUS.

We use the Base Death Benefit to help determine the minimum death benefit payable under each of the death benefit options described below. You do not elect the Base Death Benefit. The Base Death Benefit is equal to the greater of:

     1)   the contract value; and

     2)   the cash surrender value.

The STANDARD DEATH BENEFIT equals the GREATEST of the Base Death Benefit, the floor, and the sum of:

     1)   the contract value allocated to Special Funds; and

     2) the Standard Minimum Guaranteed Death Benefit for amounts allocated to Non-Special Funds.

The Standard Minimum Guaranteed Death Benefit equals:

     1) the initial premium payment allocated to Special and Non-Special Funds, respectively;

     2) increased by premium payments and adjusted for transfers, allocated to Special and Non-Special Funds, respectively, after issue; and

     3) reduced by a pro-rata adjustment for any withdrawal or transfer taken from the Special and Non-Special Funds, respectively.

     In the event of transfers from Special to Non-Special funds, the increase in the Minimum Guaranteed Death Benefit of the Non-Special Fund will equal the lesser of the reduction in the Minimum Guaranteed Death Benefit in the Special Fund and the contract value transferred. In the event of transfers from Non-Special to Special Funds, the increase in the Minimum Guaranteed Death Benefit of the Special Fund will equal the reduction in the Minimum Guaranteed Death Benefit in the Non-Special Fund.

THE FLOOR FOR THE DEATH BENEFIT is the total premium payments made under the Contract reduced by a pro-rata adjustment for any withdrawal.

ENHANCED DEATH BENEFIT OPTIONS. Under the Enhanced Death Benefit options, if you die before the annuity start date, your beneficiary will receive the greater of the Standard Death Benefit and the Enhanced Death Benefit option elected. For purposes of calculating the Enhanced Death Benefits, certain investment portfolios, and the Fixed Account are designated as "Special Funds." For Contracts issued on or after May 1, 2003, the following investment options are designated as Special Funds: the Wells Fargo VT Money Market Fund; the ING VP Bond Portfolio; the ING PIMCO Core Bond Portfolio; the Fixed Account; the Fixed Interest Division; and the TSA Special Fixed Account.

We may, with 30 days notice to you, designate any investment portfolio as a Special Fund on existing contracts with respect to new premiums added to such investment portfolio and also with respect to new

                                       I1
transfers to such investment portfolio. Selecting a Special Fund may limit or reduce the enhanced death benefit. For the period during which a portion of the contract value is allocated to a Special Fund, we may, at our discretion, reduce the mortality and expense risk charge attributable to that portion of the contract value. The reduced mortality and expense risk charge will be applicable only during that period.

The 7% SOLUTION ENHANCED DEATH BENEFIT, equals the GREATEST of:

     1)   the Standard Death Benefit;

     2)   the floor; and

     3) the sum of the contract value allocated to Special Funds and the 7% Solution Minimum Guaranteed Death Benefit for Non-Special Funds.

The 7% Solution Minimum Guaranteed Death Benefit for Special and Non-Special Funds equals the lesser of:

     1) premiums, adjusted for withdrawals and transfers, accumulated at 7% until the earlier of attainment of age 80 or reaching the cap (equal to 3 times all premium payments, as reduced by adjustments for withdrawals) and thereafter at 0%, subject to a floor as described below, and

     2)   the cap.

Withdrawals of up to 7% per year of cumulative premiums are referred to as special withdrawals. Special withdrawals reduce the 7% Solution Minimum Guaranteed Death Benefit by the amount of contract value withdrawn. For any other withdrawals (withdrawals in excess of the amount available as a special withdrawal), a pro-rata adjustment to the 7% Solution Minimum Guaranteed Death Benefit is made. The amount of the pro-rata adjustment for withdrawals from Non-Special Funds will equal (a) times (b) divided by (c): where (a) is the 7% Solution Minimum Guaranteed Death Benefit for Non-Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Non-Special Funds before the withdrawal. The amount of the pro-rata adjustment for withdrawals from Special Funds will equal (a) times (b) divided by (c): where (a) is the 7% Solution Minimum Guaranteed Death Benefit for Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Special Funds before the withdrawal.

Transfers from Special to Non-Special Funds will reduce the 7% Solution Minimum Guaranteed Death Benefit and the cap for Special Funds on a pro-rata basis. The resulting increase in the 7% Solution Minimum Guaranteed Death Benefit in the Non-Special Funds will equal the lesser of the reduction in the 7% Solution Minimum Guaranteed Death Benefit in the Special Funds and the contract value transferred. The increase in the cap for Non-Special Funds will equal the reduction in the cap for Special Funds.

Transfers from Non-Special to Special Funds will reduce the 7% Solution Minimum Guaranteed Death Benefit and the cap in the Non-Special Funds on a pro-rata basis. The resulting increase in the 7% Solution Minimum Guaranteed Death Benefit and the cap for the Special Funds will equal the reduction in the 7% Solution Minimum Guaranteed Death Benefit and the cap for the Non-Special Funds.

THE FLOOR FOR THE 7 % SOLUTION ENHANCED DEATH BENEFIT is determined by the same calculations described above for the 7% Solution Minimum Guaranteed Death Benefit except as follows: If you transfer contract value to a Special Fund, the minimum floor will not be reduced by the transfer. Instead, a portion of the floor (equal to the percentage of contract value transferred) just prior to the transfer will be frozen (with 0% subsequent growth) unless the contract value is transferred back to the Non-Special Funds. Upon such transfer back to Non-Special Funds, we will resume accumulating that portion of the floor at the 7% annual effective rate as described above, subject to the age limit and the cap described above. Similarly, for contract value allocated directly to Special Funds, that portion of the floor will be the contract value allocated, and will not accumulate while invested in Special Funds. Withdrawals will reduce the floor as described for the minimum guaranteed death benefit above. Your death benefit will be the greater of the floor and the death benefit determined as described above.

                                       I2

The ANNUAL RATCHET ENHANCED DEATH BENEFIT equals the GREATEST of:

     1)   the Standard Death Benefit;

     2)   the floor; and

     3) the sum of the contract value allocated to Special Funds and the Annual Ratchet Minimum Guaranteed Death Benefit allocated to Non-Special Funds.

The Annual Ratchet Minimum Guaranteed Death Benefit equals:

     1) the initial premium allocated at issue to Special and Non-Special Funds, respectively;

     2) increased dollar for dollar by any premium allocated after issue to Special and Non-Special funds, respectively;

     3) for Non-Special Funds, adjusted on each anniversary that occurs on or prior to attainment of age 90 to the greater of the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds from the prior anniversary (adjusted for new premiums, partial withdrawals allocated to Non-Special Funds, and transfers between Special and Non-Special Funds) and the current contract value allocated to Non-Special Funds;

     4) for Special Funds, adjusted on each anniversary that occurs on or prior to attainment of age 90 to the greater of the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds from the prior anniversary (adjusted for new premiums, partial withdrawals allocated to Special Funds, and transfers between Special and Non-Special and Non-Special Funds) and the current contract value allocated to Special Funds.

Withdrawals reduce the Annual Ratchet Minimum Guaranteed Death Benefit on a pro-rata basis, based on the amount withdrawn from the Special and Non-Special Funds, respectively. The amount of the pro-rata adjustment for withdrawals from Non-Special Funds will equal (a) times (b) divided by (c): where (a) is the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Non-Special Funds before withdrawal. The amount of the pro-rata adjustment for Special Funds will equal (a) times (b) divided by
(c): where (a) is the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Special Funds before the withdrawal.

Transfers from Special to Non-Special Funds will reduce the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds on a pro-rata basis. The resulting increase in the Annual Ratchet Minimum Guaranteed Death Benefit in the Non-Special Funds will equal the lesser of the reduction in the Annual Ratchet Minimum Guaranteed Death Benefit in the Special Funds and the contract value transferred.

Transfers from Non-Special to Special Funds will reduce the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds on a pro-rata basis. The resulting increase in the Annual Ratchet Minimum Guaranteed Death Benefit for the Special Funds will equal the reduction in the Annual Ratchet Minimum Guaranteed Death Benefit for the Non-Special Funds.

THE FLOOR FOR THE ANNUAL RATCHET ENHANCED DEATH BENEFIT is determined as described above for the Annual Ratchet Minimum Guaranteed Death Benefit except that all investments will be treated as Non-Special Funds.

The MAX 7 ENHANCED DEATH BENEFIT equals the greater of the 7% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit. Under this death benefit option, the 7% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit are calculated in the same manner as if each were the elected benefit.

Note: In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted. The enhanced death benefits may not be available in all states.

                                       I3

DEATH BENEFIT FOR EXCLUDED FUNDS

We will be designating certain investment portfolios as "Excluded Funds." Excluded Funds will include certain investment portfolios that, due to their volatility, will be excluded from the death benefit guarantees that might otherwise be provided. We may add new portfolios as Excluded Funds. We may also reclassify an existing portfolio as an Excluded Fund or remove such classification upon 30 days notice to you. Such reclassification will apply only to amounts transferred or otherwise added to such portfolio after the effective date of the reclassification. Investment in Excluded Funds will impact your death benefit.

For the period of time, and to the extent, that you allocate premium or contract value to Excluded Funds, your death benefit attributable to that allocation will equal the contract value of that allocation. Any guarantee of death benefit in excess of contract value otherwise provided with regard to allocations to Non-Excluded Funds, does not apply to allocations to Excluded Funds. The death benefit provided under the Contract may be reduced to the extent that you allocate premium or contract value to Excluded Funds.

Transfers from Excluded Funds to Non-Excluded funds will reduce all death benefit components for Excluded Funds on a pro-rata basis. Except with respect to any maximum guaranteed death benefit, the resulting increase in the Non-Excluded Funds death benefit component will equal the lesser of the reduction in the death benefit for Excluded Funds and the contract value transferred. With respect to the maximum guaranteed death benefit, where applicable, the resulting increase in the Non-Excluded Funds maximum guaranteed death benefit will equal the reduction in the maximum guaranteed death benefit for Excluded Funds.

Transfers from Non-Excluded Funds to Excluded Funds will reduce the Non-Excluded Funds death benefit components on a pro-rata basis. The resulting increase in the death benefit components of Excluded Funds will equal the reduction in the Non-Excluded Funds death benefit components.

                                       I4

--------------------------------------------------------------------------------
APPENDIX J
--------------------------------------------------------------------------------

                DEATH BENEFITS FOR CATEGORY MAY-2002 AND YR-2003
                                 CONTRACT OWNERS


The purpose of this appendix is to describe the death benefits applicable to contract owners in the May-2002 and Yr-2003 Categories. Other than as specified below, please see the prospectus for a full description of your death benefit options and other Contract features. Capitalized terms have the same meaning as described in the prospectus. If you are unsure of which Category applies to you, please call our Customer Service Center.

The following enhanced death benefit option was available when you purchased your Contract:

The DEFERRED RATCHET ENHANCED DEATH BENEFIT equals the greater of:

     1)   the Standard Death Benefit; and

     2) the Deferred Ratchet Minimum Guaranteed Death Benefit ("Deferred Ratchet MGDB") allocated to Covered Funds plus the contract value allocated to Excluded Funds.

          No funds are currently designated as Excluded Funds for purposes of the Deferred Ratchet MGDB.

The Deferred Ratchet MGDB allocated to Covered Funds on the contract date equals the premium allocated to Covered Funds. On each "eligible contract anniversary," as defined below, which occurs on or prior to attainment of age 85, the Deferred Ratchet MGDB in Covered Funds will be set to the greater of:

     o the current contract value in Covered Funds (after deductions occurring as of that date); or

     o the Deferred Ratchet MGDB in Covered Funds from the prior eligible contract anniversary (after deductions occurring on that date), adjusted for new premiums and partial withdrawals attributable to Covered Funds, and transfers.

Eligible contract anniversary means:

     o for issue ages 0-76, the 8th contract anniversary, and each contract anniversary thereafter until the contract owner reaches the attained age of 85;

     o    for issues ages 77 and older, the 8th contract anniversary only.

Other than on eligible contract anniversaries, the Deferred Ratchet MGDB in the Covered Funds is equal to the Deferred Ratchet MGDB in the Covered Funds from the last eligible contract anniversary, adjusted for new premiums and partial withdrawals attributable to Covered Funds, and transfers.

The Deferred Ratchet MGDB allocated to Excluded Funds is equal to the Deferred Ratchet MGDB in the Excluded Funds from the last eligible contract anniversary, adjusted for new premiums and partial withdrawals attributable to Excluded Funds, and transfers. This calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds. On each eligible contract anniversary that occurs on or prior to attainment of age 85, the Deferred Ratchet MGDB in Excluded Funds will be set to the greater of:

                                       J1

     o the current contract value in Excluded Funds (after deductions occurring as of that date); or

     o the Deferred Ratchet MGDB in the Excluded Funds from the prior eligible contract anniversary (after deductions occurring on that date), adjusted for new premiums and partial withdrawals attributable to Excluded Funds, and transfers.

Other than on eligible contract anniversaries, the Deferred Ratchet MGDB in the Excluded Funds is equal to the Deferred Ratchet MGDB in the Excluded Funds from the last eligible contract anniversary, adjusted for new premiums and partial withdrawals attributable to Excluded Funds, and transfers.

Withdrawals reduce the Deferred Ratchet MGDB on a pro-rata basis. The pro-rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Transfers among Fund categories do not reduce the overall Deferred Ratchet MGDB, but do affect the amount of the Deferred Ratchet MGDB in a particular Fund category. Net transfers from among the Funds will reduce the Deferred Ratchet MGDB in the Funds on a pro-rata basis.

CHANGE OF CONTRACT OWNER OR BENEFICIARY

For the Deferred Ratchet Death Benefit, if the new owner is age 76 or under on the date that ownership changes, the minimum guaranteed death benefit will continue, and the annual ratchet will stop upon the new owner attaining age 85. If the new owner is age 77 or older on the date of the ownership change (but less than age 86), and the contract has not reached the 8th anniversary, the deferred ratchet will apply upon the 8th anniversary; if the contract is beyond the 8th anniversary, there will be no further ratchets.

MORTALITY AND EXPENSE RISK CHARGE

The mortality and expense risk charge for the Deferred Ratchet Enhanced Death Benefit is 1.30% of the assets you have in each subaccount. The mortality and expense risk charge is deducted each business day at the rate of .003585%.

                                       J2

--------------------------------------------------------------------------------
APPENDIX K
--------------------------------------------------------------------------------

                      DEATH BENEFITS FOR MAY-2002, YR-2003
                          AND MAY-2003 CONTRACT OWNERS


The following is a description of the 7% Solution Enhanced Death Benefit, the Annual Ratchet Enhanced Death Benefit and the Max 7 Enhanced Death Benefit for May-2002, Yr-2003 and May-2003 contract owners. Other than as described below, please see the prospectus for a full description of your death benefit options and other Contract features. Capitalized terms have the same meaning as described in the prospectus.

The 7% SOLUTION ENHANCED DEATH BENEFIT is the greater of:

     1)   the Standard Death Benefit; and

     2)   the lesser of:

          a) 3 times all premium payments, adjusted for withdrawals (the "cap"); and

          b) the sum of the 7% Solution Minimum Guaranteed Death Benefit ("7% MGDB") allocated to Covered Funds, the 7% MGDB allocated to Special Funds, and the contract value allocated to Excluded Funds.

For Contracts issued on or after May 1, 2003, for purposes of calculating the 7% Solution Enhanced Death Benefit, the following investment options are designated as Special Funds: the ING VP Bond Portfolio, the ING Core Bond Portfolio, the Fixed Account, the Fixed Interest Division, and the TSA Special Fixed Account. No investment options are currently designated as Excluded Funds.

The 7% MGDB allocated to Covered Funds equals premiums allocated to Covered Funds, adjusted for withdrawals and transfers, accumulated at 7% until age 80 or the 7% MGDB reaches the cap. There is no accumulation once the cap is reached. Payment of additional premiums may cause the accumulation to resume, but there is no catch-up for any period where accumulation was suspended.

The 7% MGDB allocated to Special Funds equals premiums allocated to Special Funds, adjusted for withdrawals and transfers. There is no accumulation of Minimum Guaranteed Death Benefit allocated to Special Funds.

The 7% MGDB allocated to Excluded Funds is determined in the same way as the 7% MGDB for Covered Funds, but the calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

Withdrawals reduce the 7% MGDB on a pro rata basis. The percentage reduction in the 7% MGDB for each Fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. The percentage reduction in the cap equals the percentage reduction in total contract value resulting from the withdrawal. The pro rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Transfers among Fund categories do not reduce the overall 7% MGDB, but do affect the amount of the 7% MGDB in a particular Fund category. Net transfers from among the Funds will reduce the 7% MGDB in the Funds on a pro rata basis.

                                       K1

The ANNUAL RATCHET ENHANCED DEATH BENEFIT equals the greater of:

     1)   the Standard Death Benefit; and

     2) the Annual Ratchet Minimum Guaranteed Death Benefit ("Annual Ratchet MGDB") allocated to Covered Funds plus the contract value allocated to Excluded Funds.

No funds are currently designated as Excluded Funds for purposes of the Annual Ratchet MGDB.

The Annual Ratchet MGDB allocated to Covered Funds on the contract date equals the premium allocated to Covered Funds. On each contract anniversary that occurs on or prior to attainment of age 90, the Annual Ratchet MGDB in Covered Funds will be set to the greater of:

     1) the current contract value in Covered Funds (after deductions occurring as of that date); and

     2) the Annual Ratchet MGDB in Covered Funds from the prior contract anniversary (after deductions occurring on that date), adjusted for new premiums, and partial withdrawals attributable to Covered Funds, and transfers.

Other than on contract anniversaries, the Annual Ratchet MGDB in the Covered Funds is equal to the Annual Ratchet MGDB in the Covered Funds from the last contract anniversary, adjusted for new premiums, and partial withdrawals attributable to Covered Funds, and transfers.

The Annual Ratchet MGDB allocated to Excluded Funds on the contract date equals the premium allocated to Excluded Funds. The calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds. On the contract date, the Annual Ratchet MGDB allocated to Excluded Funds is equal to the premium and credits allocated to Excluded Funds. On each contract anniversary that occurs on or prior to attainment of age 90, the Annual Ratchet MGDB in Excluded Funds will be set to the greater of:

     1) the current contract value in Excluded Funds (after deductions occurring as of that date); or

     2) the Annual Ratchet MGDB in the Excluded Funds from the prior contract anniversary (after deductions occurring on that date), adjusted for new premiums and partial withdrawals attributable to Excluded Funds, and transfers.

Other than on contract anniversaries, the Annual Ratchet MGDB in the Excluded Funds is equal to the Annual Ratchet MGDB in the Excluded Funds from the last contract anniversary, adjusted for new premiums, credits, and partial withdrawals attributable to Excluded Funds, and transfers.

Withdrawals reduce the Annual Ratchet MGDB on a pro rata basis. The pro rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Net transfers from Covered Funds to Special or Excluded Funds will reduce the 7% MGDB in Covered Funds on a pro-rata basis. The increase in the 7% MGDB allocated to Special or Excluded Funds, as applicable, will equal the decrease in the 7% MGDB in Covered Funds.

Net transfers from Excluded Funds to Covered Funds will reduce the Annual Ratchet MGDB in Excluded Funds on a pro-rata basis. The increase in the Annual Ratchet MGDB allocated to Covered Funds will equal the lesser of the net contract value transferred and the reduction in the Annual Ratchet MGDB in Excluded Funds

The ANNUAL RATCHET ENHANCED DEATH BENEFIT equals the greater of:

     1)   the Standard Death Benefit; and

     2) the Annual Ratchet Minimum Guaranteed Death Benefit ("Annual Ratchet MGDB") allocated to Covered Funds plus the contract value allocated to Excluded Funds, less any credits added within 1 year prior to death.

No funds are currently designated as Excluded Funds for purposes of the Annual Ratchet MGDB.

                                       K2

The Annual Ratchet MGDB allocated to Covered Funds on the contract date equals the premium and credits allocated to Covered Funds. On each contract anniversary that occurs on or prior to attainment of age 90, the Annual Ratchet MGDB in Covered Funds will be set to the greater of:

     1) the current contract value in Covered Funds (after deductions occurring as of that date); or

     2) the Annual Ratchet MGDB in Covered Funds from the prior contract anniversary (after deductions occurring on that date), adjusted for new premiums, credits, and partial withdrawals attributable to Covered Funds, and transfers.

Other than on contract anniversaries, the Annual Ratchet MGDB in the Covered Funds is equal to the Annual Ratchet MGDB in the Covered Funds from the last contract anniversary, adjusted for new premiums, credits, and partial withdrawals attributable to Covered Funds, and transfers.

The Annual Ratchet MGDB allocated to Excluded Funds on the contract date equals the premium and credits allocated to Excluded Funds. The calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds. On the contract date, the Annual Ratchet MGDB allocated to Excluded Funds is equal to the premium and credits allocated to Excluded Funds. On each contract anniversary that occurs on or prior to attainment of age 90, the Annual Ratchet MGDB in Excluded Funds will be set to the greater of:

     1) the current contract value in Excluded Funds (after deductions occurring as of that date); or

     2) the Annual Ratchet MGDB in the Excluded Funds from the prior contract anniversary (after deductions occurring on that date), adjusted for new premiums and credits and partial withdrawals attributable to Excluded Funds, and transfers.

Other than on contract anniversaries, the Annual Ratchet MGDB in the Excluded Funds is equal to the Annual Ratchet MGDB in the Excluded Funds from the last contract anniversary, adjusted for new premiums, credits, and partial withdrawals attributable to Excluded Funds, and transfers.

Withdrawals reduce the Annual Ratchet MGDB on a pro-rata basis. The pro-rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Net transfers from Covered Funds to Special or Excluded Funds will reduce the 7% MGDB in Covered Funds on a pro-rata basis. The increase in the 7% MGDB allocated to Special or Excluded Funds, as applicable, will equal the decrease in the 7% MGDB in Covered Funds.

Net transfers from Excluded Funds to Covered Funds will reduce the Annual Ratchet MGDB in Excluded Funds on a pro-rata basis. The increase in the Annual Ratchet MGDB allocated to Covered Funds will equal the lesser of the net contract value transferred and the reduction in the Annual Ratchet MGDB in Excluded Funds.

The MAX 7 ENHANCED DEATH BENEFIT equals the greater of the 7% Solution Enhanced Death Benefit or the Annual Ratchet Enhanced Death Benefit described above. Each Enhanced Death Benefit is determined independently of the other at all times.

                                       K3

YR-2003:

-----------------------------------------------------------------------------
                                                    ENHANCED DEATH BENEFITS
                                     STANDARD       -----------------------
                                       DEATH     ANNUAL
                                      BENEFIT    RATCHET  7% SOLUTION   MAX 7
-----------------------------------------------------------------------------
Mortality & Expense Risk Charge        1.25%      1.50%      1.60%      1.70%
Asset-Based Administrative Charge      0.15%      0.15%      0.15%      0.15%
                                       -----      -----      -----      -----
   Total                               1.40%      1.65%      1.75%      1.85%
-----------------------------------------------------------------------------

The mortality and expense risk charge is deducted each business day at the rate of .003446% (Standard); .004141% (Annual Ratchet); .004419% (7% Solution); or
..004697% (Max 7), respectively, for each day since the previous business day.

                                       K4

--------------------------------------------------------------------------------
APPENDIX L
--------------------------------------------------------------------------------

               OPTIONAL RIDER BENEFITS FOR YR-2001 CONTRACT OWNERS

The following is a description of the optional rider benefits for Yr-2001 contract owners who elected an optional rider benefit. OTHER THAN AS SPECIFIED BELOW, PLEASE SEE THE PROSPECTUS FOR A COMPLETE DESCRIPTION OF YOUR OPTIONAL RIDER BENEFITS. CAPITALIZED TERMS HAVE THE SAME MEANING AS DESCRIBED IN THE PROSPECTUS.

OPTIONAL RIDER CHARGES

     MINIMUM GUARANTEED ACCUMULATION BENEFIT (MGAB). The quarterly charge for the MGAB rider is as follows:

     ---------------------------------------------------------------------------
     Waiting Period            Quarterly Charge
     ---------------------------------------------------------------------------
     10 Year                   0.125% of the MGAB Charge Base (0.50% annually)
     20 Year                   0.125% of the MGAB Charge Base (0.50% annually)
     ---------------------------------------------------------------------------

The MGAB Charge Base is the total of (i) the MGAB Base on the rider date and
(ii) premiums during the 2-year period commencing on the rider date, reduced pro-rata for withdrawals and reduced for transfers made within the last 3 years prior to the MGAB Benefit Date. We will deduct charges only during your ten-year or twenty-year waiting period, as applicable. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge rate and MGAB Charge Base immediately prior to the surrender or annuitization. The MGAB Charge Base is adjusted for transfers between Special and Non-Special Funds or Excluded Funds.

     MINIMUM GUARANTEED INCOME BENEFIT (MGIB). The quarterly charge for the MGIB rider is as follows:

     ---------------------------------------------------------------------------
     MGIB Rate                 Quarterly Charge
     ---------------------------------------------------------------------------
     7%                        0.125% of the MGIB Charge Base (0.50% annually)
     ---------------------------------------------------------------------------

The MGIB Charge Base is the total of premiums paid more than 5 years before the earliest MGIB Benefit Date, reduced pro-rata for all withdrawals taken while the MGIB rider is in effect, and accumulated at the MGIB Rate (7%) to the earlier of age 80 and reaching the MGIB Base Maximum. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge rate and your MGIB Charge Base immediately prior to the surrender or annuitization. The MGIB Charge Base is adjusted for transfers between Special and Non-Special Funds or Excluded Funds.

MINIMUM GUARANTEED WITHDRAWAL BENEFIT (MGWB). The quarterly charge for the MGWB rider is 0.125% (0.50% annually) of the original MGWB Eligible Payment Amount. The original MGWB Eligible Payment Amount is equal to all premiums paid during the first two contract years following the rider date. When we calculate the MGWB rider charge, we do not reduce the Eligible Payment Amount by the amount of any withdrawals taken while the MGWB rider is in effect. We will deduct charges only during the period before your Contract's Automatic Periodic Benefit Status. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge rate and your original MGWB Eligible Payment Amount immediately prior to the surrender or annuitization.

                                       L1

OPTIONAL RIDER BENEFITS

MINIMUM GUARANTEED ACCUMULATION BENEFIT (MGAB) RIDER. The MGAB rider is an optional benefit which provides you with an MGAB benefit intended to guarantee a minimum contract value at the end of a specified waiting period. The MGAB is a one-time adjustment to your contract value in the event your contract value on the MGAB Benefit Date is less than a specified amount. The MGAB rider may offer you protection in the event your Contract loses value during the MGAB waiting period. For discussion of the charges we deduct under the MGAB rider, see "Optional Rider Charges."

The MGAB rider offers a ten-year option and a twenty-year option, of which you may purchase only one. The ten-year option has a waiting period of ten years and, other than for allocations to Special Funds, guarantees that your contract value at the end of ten years will at least equal your initial premium payment, reduced pro-rata for withdrawals. Transfers made within 3 years prior to the MGAB Benefit Date will also reduce the benefit pro-rata. The twenty-year option has a waiting period of twenty years and, other than allocations to Special Funds, guarantees that your contract value at the end of twenty years will at least equal two times your initial premium payment, reduced pro-rata for withdrawals and reduced for transfers made within 3 years prior to the MGAB Benefit Date. If you add the 20-year option rider after the contract date, any payment of premiums after the rider date, and/or investments in the Special Funds, may prevent the MGAB Base from doubling over the waiting period. On the MGAB Benefit Date, which is the next business day after the applicable waiting period, we calculate your Minimum Guaranteed Accumulation Benefit.

     CALCULATING THE MGAB.  We calculate your MGAB as follows:

     1. WE FIRST DETERMINE YOUR MGAB BASE. The MGAB Base is only a calculation used to determine the MGAB. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your annuity income, cash surrender value and death benefits.

          The MGAB Base is tracked separately for Special and Non-Special Funds, based on the initial allocation of premium (or contract value), subsequently allocated eligible premiums, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date. The aggregate MGAB Base is used to determine the MGAB on the MGAB Benefit Date. THE AGGREGATE MGAB BASE EQUALS THE SUM OF (1) THE LESSER OF THE MGAB BASE ALLOCATED TO SPECIAL FUNDS AND THE CONTRACT VALUE IN THE SPECIAL FUNDS; AND (2) THE MGAB BASE FOR NON-SPECIAL FUNDS. THUS, INVESTING IN THE SPECIAL FUNDS MAY LIMIT THE MGAB BENEFIT. HOWEVER, THE MGAB BASE IS ALSO SUBJECT TO A "FLOOR" WHICH MAY PARTIALLY OFFSET THE EFFECTS OF INVESTING IN SPECIAL FUNDS.

          If you purchased the MGAB rider on the contract date, and

          (i) elected the ten-year option, your MGAB Base for Special and Non-Special Funds is equal to your initial premium plus any additional premium added to your Contract during the 2-year period after your rider date, reduced pro-rata for any withdrawals and any transfers made within 3 years prior to the MGAB Benefit Date; or

          (ii) elected the twenty-year option your MGAB Base for Special and Non-Special Funds is equal to your initial premium, plus any additional premium added to your Contract during the 2-year period after your contract date, accumulated at the MGAB Rate reduced pro-rata for any withdrawals and reduced for any transfers made within 3 years prior to the MGAB Benefit Date. The MGAB Rate is the annual effective rate of 3.5265%. Accumulation of eligible additional premiums starts on the date the premium was received.

          If you purchased the MGAB rider after the contract date, your MGAB Base is equal to your contract value on the rider date, plus premiums added during the 2-year period after your rider date, accumulated at the MGAB Rate (if applicable, as described above) and adjusted pro-rata for withdrawals and transfers as described below.

          Only premiums added to your Contract during the 2-year period after your rider date are included in the MGAB Base. Any additional premium payments you added to your contract after the

                                       L2
          second rider anniversary are not included in the MGAB Base. Thus, the MGAB rider may not be appropriate for you if you plan to add substantial premium payments after your second rider anniversary.

          Withdrawals taken while the MGAB rider is in effect, as well as transfers made within 3 years prior to the MGAB Benefit Date, will reduce the value of your MGAB Base pro-rata. This means that the MGAB Base (and the MGAB Charge Base) will be reduced by the same percent as the percent of contract value that was withdrawn (or transferred). We will look to your contract value immediately before the withdrawal or transfer when we determine this percent.

          Net transfers from Special Funds to Non-Special Funds will reduce the MGAB Base and MGAB Charge Base allocated to Special Funds on a pro-rata basis. If the transfer is made more than 3 years before the Benefit Date, there will be a corresponding increase in the MGAB Base for Non-Special Funds equal to the lesser of the reduction in the MGAB Base for Special Funds and the net contract value transferred.

          Net transfers from Non-Special Funds to Special Funds will reduce the MGAB Base and MGAB Charge Base allocated to Non-Special Funds on a pro-rata basis. If the transfer is made more than 3 years before the Benefit Date, there will be a corresponding increase in the MGAB Base for Special Funds equal to the reduction in the MGAB Base for Non-Special Funds.

     2. THEN WE DETERMINE THE FLOOR. The floor will be calculated in the same manner as the MGAB Base described above, except as follows: For the ten-year option, all investments will be treated as Non-Special Funds. For the twenty-year option, if you transfer contract value to a Special Fund more than 3 years before the Benefit Date, the floor will not be reduced by the transfer. Instead, a portion of the floor (equal to the percentage of contract value transferred) just prior to the transfer will be frozen (with 0% subsequent growth) unless the contract value is transferred back to the Non-Special Funds. Upon such transfer back to Non-Special Funds, we will resume accumulating that portion of the floor at the MGAB Rate described above. Similarly, for contract value allocated directly to Special Funds, that portion of the floor will be the contract value allocated, and will not accumulate while invested in Special Funds. Withdrawals and other transfers will reduce the floor as described for the MGAB Base above.

     3. WE THEN SUBTRACT YOUR CONTRACT VALUE ON THE MGAB BENEFIT DATE FROM THE GREATER OF THE FLOOR AND YOUR AGGREGATE MGAB BASE. The contract value that we subtract includes both the contract value in the subaccounts in which you are invested and the contract value in your Fixed Interest Allocations, if any.

     4. ANY POSITIVE DIFFERENCE IS YOUR MGAB. If there is a MGAB, we will automatically credit it to the subaccounts in which you are invested pro-rata based on the proportions of your then contract value in the subaccounts on that date, unless you have previously given us other allocation instructions. If you do not have an investment in any subaccount on the MGAB Benefit Date, we will allocate the MGAB to the Wells Fargo VT Money Market subaccount on your behalf. After the crediting of the MGAB, the amount of your annuity income, cash surrender value and death benefits will reflect the crediting of the MGAB to your contract value to the extent the contract value is used to determine such value.

     PURCHASE. TO purchase the MGAB rider, you must be age 80 or younger on the Rider Date if you choose the ten-year option and age 65 or younger on the rider date if you choose the twenty-year option. The waiting period must end at or before your annuity start date. The MGAB rider may be purchased (i) on the contract date, and (ii) within 30 days following the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.

     THE MGAB BENEFIT DATE. If you purchased the MGAB rider on the contract date or added the MGAB rider within 30 days following the contract date, the MGAB Benefit Date is your 10th contract anniversary for the ten-year option or 20th contract anniversary for the twenty-year option. If you added the MGAB rider

                                       L3
during the 30-day period preceding your first contract anniversary after the date of this prospectus, your MGAB Benefit Date will be the first contract anniversary occurring after 10 years (for the ten-year option) or 20 years (for the twenty-year option) after the rider date. The MGAB rider is not available if the MGAB Benefit Date would fall beyond the latest annuity start date.

     CANCELLATION. If you elected the twenty-year option, you have a one-time right to cancel the MGAB rider on your first contract anniversary that is at least 10 years after the rider date. If you purchased the MGAB rider during the 30-day period following the contract date, your one-time right to cancel the rider occurs on the tenth anniversary of your contract date. To cancel, you need to send written notice to our Customer Service Center at least 30 days before such anniversary date. If the MGAB rider is terminated before the MGAB Benefit Date, you will not be credited with the MGAB and we assess the pro-rata portion of the MGAB rider changes for the current quarter.

     NOTIFICATION. Any crediting of the MGAB will be reported in your first quarterly statement following the MGAB Benefit Date.

MINIMUM GUARANTEED INCOME BENEFIT (MGIB) RIDER. The MGIB rider is an optional benefit which guarantees a minimum amount of annuity income will be available to you if you annuitize on the MGIB Benefit Date, regardless of fluctuating market conditions. The amount of the Minimum Guaranteed Income Benefit will depend on the amount of premiums you pay during the five contract years after you purchase the rider, the amount of contract value you allocate or transfer to the Special Funds, the MGIB Rate, the adjustment for Special Fund transfers, and any withdrawals you take while the rider is in effect. Thus, investing in Special Funds may limit the MGIB benefit. However, the MGIB Benefit Base is also subject to a "floor" which may partially offset the effects of investing in Special Funds.

For a discussion of the charges we deduct under the MGIB rider, see "Optional Rider Charges."

Ordinarily, the amount of income that will be available to you on the annuity start date is based on your contract value, the annuity option you selected and the guaranteed or the income factors in effect on the date you annuitize. If you purchase the MGIB rider, the amount of income that will be available to you upon annuitization on the MGIB Benefit Date is the greatest of:

     (i) your annuity income based on your contract value adjusted for any Market Value Adjustment (see the ING USA Fixed Account prospectus) on the MGIB Benefit Date applied to the guaranteed income factors specified in your Contract for the annuity option you selected;

     (ii) your annuity income based on your contract value adjusted for any Market Value Adjustment (see the ING USA Fixed Account prospectus) on the MGIB Benefit Date applied to the then current income factors in effect for the annuity option you selected; and

     (iii) the MGIB annuity income based on the greater of the floor and your MGIB Benefit Base on the MGIB Benefit Date applied to the MGIB income factors specified in your rider for the MGIB annuity option you selected. Prior to applying the MGIB income factors, we will adjust both the floor and the MGIB Benefit Base for any premium tax recovery and Market Value Adjustment (see the ING USA Fixed Account prospectus) that would otherwise apply at annuitization.

Prior to your latest annuity start date, you may choose to exercise your right to receive payments under the MGIB rider. Payments under the rider begin on the MGIB Benefit Date. We require a 10-year waiting period before you can annuitize the MGIB rider benefit. The MGIB must be exercised in the 30-day period prior to the end of the waiting period or any subsequent contract anniversary. At your request, the Company may in its discretion extend the latest contract annuity start date without extending the MGIB Benefit Date.

     DETERMINING THE MGIB ANNUITY INCOME. On the MGIB Benefit Date, we calculate your MGIB annuity income as follows:

     1. WE FIRST DETERMINE YOUR MGIB BENEFIT BASE. The MGIB Benefit Base is only a calculation used to determine the MGIB. The MGIB Benefit Base does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in

                                       L4
          determining the amount of your cash surrender value and death benefits. Any reset of contract value under provisions of the Contract or other riders will not increase the MGIB Base or MGIB Base Maximum.

          The MGIB Base is tracked separately for Special and Non-Special Funds, based on initial allocation of eligible premium (or contract value) and subsequently allocated eligible premiums, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date. The MGIB Benefit Base equals the sum of
          (1) the contract value of Special Funds, and (2) the MGIB Base for Non-Special Funds. The MGIB Base is equal to the lesser of (i) and
          (ii) where:

          (a) is your initial premium (or contract value on the rider date if you purchased the MGIB rider after the contract date), plus any eligible additional premiums added to your Contract, reduced pro-rata by all withdrawals taken while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and the MGIB Base reaching the MGIB Base Maximum, and at 0% thereafter; and

          (b) is the MGIB Base Maximum, which equals 200% of allocated eligible premiums, adjusted for withdrawals and transfers.

          Eligible additional premium payments are those added more than 5 years before the earliest MGIB Benefit Date and are included in the MGIB Base. Premiums paid after that are excluded from the MGIB Base.

          Net transfers from Special Funds to Non-Special Funds will reduce the MGIB Base and MGIB Base Maximum allocated to Special Funds on a pro-rata basis. The resulting increase in the MGIB Base for Non-Special Funds will equal the lesser of the reduction in the MGIB Base for Special Funds and the net contract value transferred. The increase in the MGIB Base Maximum for Non-Special Funds equals the reduction in the MGIB Base Maximum for Special Funds.

          Net transfers from Non-Special Funds to Special Funds will reduce the MGIB Base and MGIB Base Maximum allocated to Non-Special Funds on a pro-rata basis. The resulting increase in the MGIB Base and the MGIB Base Maximum for Special Funds equals the reduction in the MGIB Base and MGIB Base Maximum for Non-Special Funds. Transfers to one or more Special Funds could reduce the MGIB Benefit.

          The MGIB Rate is currently 7%. The Company may at its discretion discontinue offering this rate. The MGIB Rate is an annual effective rate.

     2. WE THEN DETERMINE THE FLOOR. The floor will be calculated in the same manner as the MGIB Base described above, except as follows: If you transfer contract value to a Special Fund, the floor will not be reduced by the transfer. Instead, a portion of the floor (equal to the percentage of contract value transferred) just prior to the transfer will be frozen (with 0% subsequent growth) unless the contract value is transferred back to the Non-Special Funds. Upon such transfer back to Non-Special Funds, we will resume accumulating that portion of the floor at the MGIB Rate described above, subject to the age limit and the Maximum described above. Similarly, for contract value allocated directly to Special Funds, that portion of the floor will be the contract value allocated, and will not accumulate while invested in Special Funds. Withdrawals will reduce the floor as described for the MGIB Base above.

                                       L5

     3. THEN WE DETERMINE THE MGIB ANNUITY INCOME BY MULTIPLYING THE GREATER OF THE MINIMUM FLOOR AND YOUR MGIB BENEFIT BASE (ADJUSTED FOR ANY MARKET VALUE ADJUSTMENT AND PREMIUM TAXES) BY THE APPLICABLE INCOME FACTOR, AND THEN DIVIDING BY $1,000.

          The MGIB Income Options are available under the MGIB Rider:

          (i) Income for Life (Single Life or Joint with 100% Survivor) and 10-30 Year Certain;

          (ii) Income for a 20-30 Year Period Certain; or

          (iii) Any other income plan offered by the Company in connection with the MGIB rider on the MGIB Benefit Date.

     On the MGIB Benefit Date, we would apply the greater of the floor and the MGIB Benefit Base under the Table of Income Factors specified in the MGIB rider for the Income Option you selected. The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed factors found in your Contract.

     Then we compare the MGIB annuity income under the rider guarantee for the option selected with the annuity income under your Contract for the same option. The greater amount of income will be available to you on the MGIB Benefit Date.

     PURCHASE. To purchase the MGIB rider, you must be age 79 or younger on the rider date and the ten-year waiting period must end at or prior to the latest annuity start date. The MGIB rider must be purchased (i) on the contract date, or (ii) within thirty days after the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later. There is a ten year waiting period before the MGIB rider can be exercised.

     THE MGIB BENEFIT DATE. If you purchased the MGIB rider on the contract date or added the MGIB rider within 30 days following the contract date, the MGIB Benefit Date is the contract anniversary next following or is incident with exercise of your option to annuitize after a ten-year waiting period from the contract date. If you added the MGIB rider at any other time, your MGIB Benefit Date is the contract anniversary at least 10 years after the rider date when you decide to exercise your right to annuities under the MGIB rider.

     NO CHANGE OF ANNUITANT. Once the MGIB rider is purchased, the annuitant may not be changed except for the following exception. If an annuitant who is not a contract owner dies prior to annuitization, a new annuitant may be named in accordance with the provisions of your Contract. The MGIB Base is unaffected and continues to accumulate.

     NOTIFICATION. On or about 30 days prior to the MGIB Benefit Date, we will provide you with notification which will include an estimate of the amount of MGIB annuity benefit available if you choose to exercise. The actual amount of the MGIB annuity benefit will be determined as of the MGIB Benefit Date.

THE MGIB RIDER DOES NOT RESTRICT OR LIMIT YOUR RIGHT TO ANNUITIZE THE CONTRACT AT ANY TIME PERMITTED UNDER THE CONTRACT. THE MGIB RIDER DOES NOT RESTRICT YOUR RIGHT TO ANNUITIZE THE CONTRACT USING CONTRACT VALUES THAT MAY BE HIGHER THAN THE MGIB ANNUITY BENEFIT.

THE BENEFITS ASSOCIATED WITH THE MGIB RIDER ARE AVAILABLE ONLY IF YOU ANNUITIZE YOUR CONTRACT UNDER THE RIDER AND IN ACCORDANCE WITH THE PROVISIONS SET FORTH ABOVE. ANNUITIZING USING THE MGIB MAY RESULT IN THE MORE FAVORABLE STREAM OF INCOME PAYMENTS UNDER YOUR CONTRACT. BECAUSE THE MGIB RIDER IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY BE LESS THAN THE LEVEL THAT MIGHT BE PROVIDED BY THE APPLICATION OF YOUR CONTRACT VALUE TO THE CONTRACT'S APPLICABLE ANNUITY FACTORS. YOU SHOULD CONSIDER ALL OF YOUR OPTIONS AT THE TIME YOU BEGIN THE INCOME PHASE OF YOUR CONTRACT.

                                       L6

MINIMUM GUARANTEED WITHDRAWAL BENEFIT (MGWB) RIDER. The MGWB rider is an optional benefit which guarantees that if your contract value is reduced to zero, you will receive periodic payments equal to all premium payments paid during the first two contract years (Eligible Payment Amount) adjusted for any prior withdrawals. To maintain this guarantee, withdrawals in any contract year may not exceed 7% of your adjusted Eligible Payment Amount. If your contract value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year. Payments continue until your MGWB Withdrawal Account is reduced to zero. For a discussion of the charges we deduct under the MGWB rider, see "Optional Rider Charges." Your original Eligible Payment Amount depends on when you purchase the MGWB rider and is:

     (i) if you purchased the MGWB rider on the contract date, your premium payments received during the first two contract years; or

     (ii) if you purchased the MGWB rider after the contract date, your contract value on the rider date, including any premiums received that day, and any subsequent premium payments received during the two-year period commencing on the rider date.

     THE MGWB WITHDRAWAL ACCOUNT. The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It will not affect your annuitization, surrender and death benefits.

The MGWB Withdrawal Account is equal to the Eligible Payment Amount, tracked separately for Special and Non-Special Funds, adjusted for any withdrawals and transfers between Special and Non-Special Funds. THE MGWB WITHDRAWAL ACCOUNT EQUALS THE SUM OF (A) THE MGWB WITHDRAWAL ACCOUNT ALLOCATED TO NON-SPECIAL FUNDS, AND (B) THE LESSER OF (1) THE MGWB WITHDRAWAL ACCOUNT ALLOCATED TO SPECIAL FUNDS AND (2) THE CONTRACT VALUE IN THE SPECIAL FUNDS. THUS, INVESTING IN THE SPECIAL FUNDS MAY LIMIT THE MGWB WITHDRAWAL ACCOUNT. However, the MGWB Withdrawal Account is also subject to a "floor" which may partially offset the effects of investing in Special Funds.

Withdrawals of up to 7% per year of the Eligible Payment Amount will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal for Non-Special Funds and pro-rata for Special Funds, based on the source of the withdrawal. Any withdrawals greater than 7% per year of the Eligible Payment Amount will cause a reduction in the MGWB Withdrawal Account of the Special and Non-Special Funds by the proportion that the withdrawal bears to the Contract Value of the Special and Non-Special Funds, respectively, at the time of the withdrawal. If a single withdrawal involves both Special and Non-Special Funds and causes the 7% to be exceeded, the withdrawal will be treated as taken first from Non-Special Funds. Any withdrawals greater than 7% per year of the Eligible Payment Amount will also cause a reduction in the Eligible Payment Amount by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The MGWB Withdrawal Account is also reduced by the amount of any periodic payments paid under the MGWB rider once your contract value is zero. If the MGWB Withdrawal Account is greater than the floor and a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider.

Net transfers from Special Funds to Non-Special Funds will reduce the MGWB Withdrawal Account allocated to Special Funds on a pro-rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Non-Special Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Special Funds and the net contract value transferred.

Net transfers from Non-Special Funds to Special Funds will reduce the MGWB Withdrawal Account allocated to Non-Special Funds on a pro-rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Special Funds equals the reduction in the MGWB Withdrawal Account for Non-Special Funds.

     THE FLOOR FOR YOUR MGWB WITHDRAWAL ACCOUNT is equal to the Eligible Payment Amount adjusted for any withdrawals. Withdrawals of up to 7% per year of the Eligible Payment Amount will reduce the floor by the dollar amount of the withdrawal. Any withdrawals greater than 7% per year of the Eligible Payment Amount will cause a reduction in the floor for the MGWB Withdrawal Account and the Eligible Payment Amount by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The

                                       L7
floor is also reduced by the amount of any periodic payments paid under the MGWB rider once your contract value is zero.

     If the floor is greater than the MGWB Withdrawal Account and a withdrawal reduces the floor to zero, the MGWB rider terminates and no further benefits are payable under the rider.

     GUARANTEED WITHDRAWAL STATUS. You may continue to make withdrawals in any amount permitted under your Contract so long as your contract value is greater than zero. See "Withdrawals." Making any withdrawals in any year greater than 7% per year of the Eligible Payment Amount will reduce the Eligible Payment Amount for future withdrawals and payments under the MGWB rider by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The MGWB rider, will remain in force, and you may continue to make withdrawals so long as:

     (i)  your contract value is greater than zero;

     (ii) your MGWB Withdrawal Account or the floor is greater than zero;

     (iii) your latest allowable annuity start date has not been reached;

     (iv) you have not elected to annuitize your Contract; and

     (v) you have not died (unless your spouse has elected to continue the contract), changed the ownership of the Contract or surrendered the Contract.

     The standard Contract provision limiting withdrawals to no more than 90% of the cash surrender value is not applicable under the MGWB rider.

     AUTOMATIC PERIODIC BENEFIT STATUS. Under the MGWB rider, in the event your contract value is reduced to zero your Contract is given what we refer to as Automatic Periodic Benefit Status if the following conditions exist:

     (i)  your MGWB Withdrawal Account or the floor is greater than zero;

     (ii) your latest allowable annuity start date has not been reached;

     (iii) you have not elected to annuitize your Contract; and

     (iv) you have not died, changed the ownership of the Contract or surrendered the Contract.

     Once your Contract is given Automatic Periodic Benefit Status, the greater of the floor and the MGWB Withdrawal Account will be treated as the MGWB Withdrawal Account to determine any rider benefits. We will pay you the annual MGWB periodic payments, beginning on the next contract anniversary equal to the lesser of the remaining MGWB Withdrawal Account or 7% annually of your Eligible Payment Amount until the earliest of (i) your contract's latest annuity start date, (ii) the death of the owner; or (iii) until your MGWB Withdrawal Account is exhausted. We will reduce the MGWB Withdrawal Account by the amount of each payment. Once your Contract is given Automatic Periodic Benefit Status (that is, your contract value is zero), we will not accept any additional premium payments in your Contract, and the Contract will not provide any benefits except those provided by the MGWB rider. Any other rider terminates. Your Contract will remain in Automatic Periodic Benefit Status until the earliest of (i) payment of all MGWB periodic payments, and (ii) payment of the Commuted Value (defined below) or (iii) the owner's death has occurred.

     On the Contract's latest annuity start date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining. We may, at our option, extend your annuity start date in order to continue the MGWB periodic payments. The Commuted Value is the present value of any then remaining MGWB periodic payments at the current interest rate plus 0.50%. The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury Strips as quoted by a national quoting service for period(s) applicable to the remaining payments. Once the last MGWB periodic payment is made or we pay you the Commuted Value, your Contract and the MGWB rider terminate.

                                       L8

     DEATH BENEFIT DURING AUTOMATIC PERIODIC BENEFIT STATUS. If you have never withdrawn more than 7% per year of the Eligible Payment Amount and you elected the 7% Solution Enhanced Death Benefit in your Contract (or you elected the Max 7 Enhanced Death Benefit resulting in the 7% Solution Enhanced Death Benefit as the actual benefit), the death benefit otherwise payable under the terms of your Contract will remain in force during any Automatic Periodic Benefit Status. In determining the amount of the death benefit during the Automatic Periodic Benefit Status, we deem your contract value to be zero and treat the MGWB periodic payments as withdrawals. In all other cases, the death benefit payable during Automatic Periodic Benefit Status is the greater of the floor and your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments. If you elected the Max 7 Enhanced Death Benefit, then the 7% Solution and the Annual Ratchet components shall each be calculated as if each were the elected death benefit option.

     PURCHASE. To purchase the MGWB rider, your must be age 80 or younger on the Rider Date. The MGWB rider must be purchased (i) on the contract date, or (ii) within 30 days after the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval whichever is later.

EXCLUDED FUNDS

We may be designating certain investment portfolios as "Excluded Funds." We may add new portfolios as Excluded Funds. We may also reclassify an existing portfolio as an Excluded Fund or remove such classification upon 30 days notice to you. Such reclassification will apply only to amounts transferred or otherwise added to such portfolio after the effective date of the reclassification. Investment in Excluded Funds will impact the benefit under any optional rider that you have elected. If you never invest in Excluded Funds, your rider benefits will be unaffected.

                                       L9

--------------------------------------------------------------------------------
APPENDIX M
--------------------------------------------------------------------------------

                       OPTIONAL RIDER BENEFIT CHARGES AND
                      MINIMUM GUARANTEED INCOME BENEFIT FOR
                            MAY-2002 CONTRACT OWNERS


The following is a description of the optional rider benefits for May-2002 contract owners who elected an optional rider benefit. OTHER THAN AS SPECIFIED BELOW, PLEASE SEE THE PROSPECTUS FOR A COMPLETE DESCRIPTION OF YOUR OPTIONAL RIDER BENEFITS. CAPITALIZED TERMS HAVE THE SAME MEANING AS DESCRIBED IN THE PROSPECTUS.

OPTIONAL RIDER CHARGES

     MINIMUM GUARANTEED ACCUMULATION BENEFIT (MGAB). The quarterly charge for the MGAB rider is as follows:

     ---------------------------------------------------------------------------
     Waiting Period            Quarterly Charge
     ---------------------------------------------------------------------------
     10 Year                   0.125% of the MGAB Charge Base (0.50% annually)
     20 Year                   0.125% of the MGAB Charge Base (0.50% annually)
     ---------------------------------------------------------------------------

The MGAB Charge Base is the total of (i) the MGAB Base on the rider date and
(ii) premiums during the 2-year period commencing on the rider date, reduced pro-rata for withdrawals and reduced for transfers made within the last 3 years prior to the MGAB Benefit Date. We will deduct charges only during your ten-year or twenty-year waiting period, as applicable. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge rate and MGAB Charge Base immediately prior to the surrender or annuitization. The MGAB Charge Base is adjusted for transfers between Special and Non-Special Funds or Excluded Funds.

     MINIMUM GUARANTEED INCOME BENEFIT (MGIB). The quarterly charge for the MGIB rider is as follows:

     ---------------------------------------------------------------------------
     MGIB Rate                 Quarterly Charge
     ---------------------------------------------------------------------------
     7%                        0.125% of the MGIB Charge Base (0.50% annually)
     ---------------------------------------------------------------------------

The MGIB Charge Base is the total of premiums paid more than 5 years before the earliest MGIB Benefit Date, reduced pro-rata for all withdrawals taken while the MGIB rider is in effect, and accumulated at the MGIB Rate (7%) to the earlier of age 80 and reaching the MGIB Base Maximum. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge rate and your MGIB Charge Base immediately prior to the surrender or annuitization. The MGIB Charge Base is adjusted for transfers between Special and Non-Special Funds or Excluded Funds.

      MINIMUM GUARANTEED WITHDRAWAL BENEFIT (MGWB). The quarterly charge for the MGWB rider is 0.125% (0.50% annually) of the original MGWB Eligible Payment Amount. The original MGWB Eligible Payment Amount is equal to all premiums paid during the first two contract years following the rider date. When we calculate the MGWB rider charge, we do not reduce the Eligible Payment Amount by the amount of any withdrawals taken while the MGWB rider is in effect. We will deduct charges only during the period before your Contract's Automatic Periodic Benefit Status. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge

                                       M1
rate and your original MGWB Eligible Payment Amount immediately prior to the surrender or annuitization.

OPTIONAL RIDER BENEFITS

      MINIMUM GUARANTEED INCOME BENEFIT (MGIB) RIDER. The MGIB rider is an optional benefit which guarantees a minimum amount of annuity income will be available to you if you annuitize on the MGIB Benefit Date, regardless of fluctuating market conditions. The amount of the Minimum Guaranteed Income Benefit will depend on the amount of premiums you pay during the five contract years after you purchase the rider, the amount of contract value you allocate or transfer to Special Funds or Excluded Funds, the MGIB Rate, the adjustment for Special Fund or Excluded Fund transfers, and any withdrawals you take while the rider is in effect. Thus, investing in Special Funds or Excluded Funds may limit the MGIB benefit. For Contracts issued on or after May 1, 2003, the following investment options are designated as Special Funds: the Wells Fargo VT Money Market Fund, the ING VP Bond Portfolio; the ING PIMCO Core Bond Portfolio; the Fixed Account; the Fixed Interest Division; and the TSA Special Fixed Account.

For a discussion of the charges we deduct under the MGIB rider, see "Optional Rider Charges."

Ordinarily, the amount of income that will be available to you on the annuity start date is based on your contract value, the annuity option you selected and the guaranteed or the income factors in effect on the date you annuitize. If you purchase the MGIB rider, the amount of income that will be available to you upon annuitization on the MGIB Benefit Date is the greatest of:

     (i) your annuity income based on your contract value adjusted for any Market Value Adjustment (see the ING USA Fixed Account prospectus) on the MGIB Benefit Date applied to the guaranteed income factors specified in your Contract for the annuity option you selected;

     (ii) your annuity income based on your contract value adjusted for any Market Value Adjustment (see the ING USA Fixed Account prospectus) on the MGIB Benefit Date applied to the then current income factors in effect for the annuity option you selected; and

     (iii) the MGIB annuity income based on your MGIB Benefit Base on the MGIB Benefit Date applied to the MGIB income factors specified in your rider for the MGIB annuity option you selected. Prior to applying the MGIB income factors, we will adjust the MGIB Benefit Base for any premium tax recovery and Market Value Adjustment (see the ING USA Fixed Account prospectus) that would otherwise apply at annuitization.

Prior to your latest annuity start date, you may choose to exercise your right to receive payments under the MGIB rider. Payments under the rider begin on the MGIB Benefit Date. We require a 10-year waiting period before you can annuitize the MGIB rider benefit. The MGIB must be exercised in the 30-day period prior to the end of the waiting period or any subsequent contract anniversary. At your request, the Company may in its discretion extend the latest contract annuity start date without extending the MGIB Benefit Date.

     DETERMINING THE MGIB ANNUITY INCOME. On the MGIB Benefit Date, we calculate your MGIB annuity income as follows:

     1. WE FIRST DETERMINE YOUR MGIB BENEFIT BASE. The MGIB Benefit Base is only a calculation used to determine the MGIB. The MGIB Benefit Base does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your cash surrender value and death benefits. Any reset of contract value under provisions of the Contract or other riders will not increase the MGIB Base or MGIB Base Maximum.

          The MGIB Base is tracked separately for Covered, Special and Excluded Funds, based on initial allocation of eligible premium (or contract value) and subsequently allocated eligible premiums, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date. The MGIB Benefit Base equals the lesser of (a) and (b) where:

                                       M2

          a)   is the Maximum MGIB Base; and

          b)   is the sum of:

               1)   the MGIB Base allocated to Covered Funds;

               2)   the MGIB Base allocated to Special Funds; and

               3)   the contract value allocated to Excluded Funds.

          The Maximum MGIB Base is 200% of eligible premiums, adjusted pro-rata for withdrawals. The Maximum MGIB Base is not allocated by Fund category.

          The MGIB Base allocated to Covered Funds equals the eligible premiums allocated to Covered Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and the MGIB Base reaching the Maximum MGIB Base, and at 0% thereafter.

          The MGIB Base allocated to Special Funds equals the eligible premiums allocated to Special Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect. THERE IS NO ACCUMULATION OF MGIB BASE ALLOCATED TO SPECIAL FUNDS.

          The MGIB Base allocated to Excluded Funds equals the eligible premiums allocated to Excluded Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and the MGIB Base reaching the Maximum MGIB Base, and at 0% thereafter. THE MGIB BASE ALLOCATED TO EXCLUDED FUNDS IS USED ONLY FOR TRANSFER ADJUSTMENTS AND RIDER CHARGES. IT IS NOT USED TO DETERMINE BENEFITS.

          Eligible premiums are those added more than 5 years before the earliest MGIB Benefit Date. Premiums paid after that are excluded from the MGIB Base.

          The MGIB Rate is currently 7%. We may, at our discretion, discontinue offering this rate. The MGIB Rate is an annual effective rate.

          Withdrawals reduce the MGIB Base on a pro-rata basis. The percentage reduction in the MGIB Base for each Fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. For example, the value of the MGIB Base in Covered Funds after a withdrawal from one or more Covered Funds equals the value of the MGIB Base in Covered Funds before the withdrawal times the contract value in Covered Funds after the withdrawal divided by the contract value in Covered Funds before the withdrawal.

          Net transfers from Covered Funds will reduce the MGIB Base allocated to Covered Funds on a pro-rata basis. The resulting increase in the MGIB Base allocated to Special or Excluded Funds, as applicable, will equal the reduction in the MGIB Base allocated to Covered Funds.

          Net transfers from Special Funds will reduce the MGIB Base allocated to Special Funds on a pro-rata basis. The resulting increase in the MGIB Base allocated to Covered or Excluded Funds, as applicable, will equal the reduction in the MGIB Base allocated to Special Funds.

          Net transfers from Excluded Funds will reduce the MGIB Base allocated to Excluded Funds on a pro-rata basis. The resulting increase in the MGIB Base allocated to Covered or Special Funds, as applicable, will equal the lesser of the net contract value transferred and the change in the MGIB Base allocated to Excluded Funds.

                                       M3

     2. THEN WE DETERMINE THE MGIB ANNUITY INCOME BY MULTIPLYING YOUR MGIB BENEFIT BASE (ADJUSTED FOR ANY MARKET VALUE ADJUSTMENT AND PREMIUM TAXES) BY THE APPLICABLE INCOME FACTOR, AND THEN DIVIDING BY $1,000.

          The MGIB Income Options are available under the MGIB Rider:

          (i) Income for Life (Single Life or Joint with 100% Survivor) and 10-30 Year Certain;

          (ii) Income for a 20-30 Year Period Certain; or

          (iii) Any other income plan offered by the Company in connection with the MGIB rider on the MGIB Benefit Date.

     On the MGIB Benefit Date, we would apply the MGIB Benefit Base under the Table of Income Factors specified in the MGIB rider for the Income Option you selected. The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed factors found in your Contract.

     Then we compare the MGIB annuity income under the rider guarantee for the option selected with the annuity income under your Contract for the same option. The greater amount of income will be available to you on the MGIB Benefit Date.

     PURCHASE. To purchase the MGIB rider, you must be age 79 or younger on the rider date and the ten-year waiting period must end at or prior to the latest annuity start date. The MGIB rider must be purchased (i) on the contract date, or (ii) within thirty days after the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later. There is a ten year waiting period before you can annuitize under the MGIB rider.

     THE MGIB BENEFIT DATE. If you purchased the MGIB rider on the contract date or added the MGIB rider within 30 days following the contract date, the MGIB Benefit Date is the contract anniversary on or after the tenth contract anniversary when you decide to exercise your right to annuitize under the MGIB rider. If you added the MGIB rider at any other time, your MGIB Benefit Date is the contract anniversary at least 10 years after the rider date when you decide to exercise your right to annuitize under the MGIB rider.

     NO CHANGE OF ANNUITANT. Once the MGIB rider is purchased, the annuitant may not be changed except for the following exception. If an annuitant who is not a contract owner dies prior to annuitization, a new annuitant may be named in accordance with the provisions of your Contract. The MGIB Base is unaffected and continues to accumulate.

     NOTIFICATION. On or about 30 days prior to the MGIB Benefit Date, we will provide you with notification which will include an estimate of the amount of MGIB annuity benefit available if you choose to exercise. The actual amount of the MGIB annuity benefit will be determined as of the MGIB Benefit Date.

THE MGIB RIDER DOES NOT RESTRICT OR LIMIT YOUR RIGHT TO ANNUITIZE THE CONTRACT AT ANY TIME PERMITTED UNDER THE CONTRACT. THE MGIB RIDER DOES NOT RESTRICT YOUR RIGHT TO ANNUITIZE THE CONTRACT USING CONTRACT VALUES THAT MAY BE HIGHER THAN THE MGIB ANNUITY BENEFIT.

THE BENEFITS ASSOCIATED WITH THE MGIB RIDER ARE AVAILABLE ONLY IF YOU ANNUITIZE YOUR CONTRACT UNDER THE RIDER AND IN ACCORDANCE WITH THE PROVISIONS SET FORTH ABOVE. ANNUITIZING USING THE MGIB MAY RESULT IN THE MORE FAVORABLE STREAM OF INCOME PAYMENTS, AND DIFFERENT TAX CONSEQUENCES, UNDER YOUR CONTRACT. BECAUSE THE MGIB RIDER IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY BE LESS THAN THE LEVEL THAT MIGHT BE PROVIDED BY THE APPLICATION OF YOUR CONTRACT VALUE TO THE CONTRACT'S APPLICABLE ANNUITY FACTORS. YOU SHOULD CONSIDER ALL OF YOUR OPTIONS AT THE TIME YOU BEGIN THE INCOME PHASE OF YOUR CONTRACT.

                                       M4

--------------------------------------------------------------------------------
APPENDIX N
--------------------------------------------------------------------------------

                       OPTIONAL RIDER BENEFIT CHARGES AND
                           OPTIONAL BENEFIT RIDERS FOR
                 MAY-2002, YR-2003 AND MAY-2003 CONTRACT OWNERS


The following is a description of the Minimum Guaranteed Accumulation Benefit and the Minimum Guaranteed Withdrawal Benefit for May-2002 and Yr-2003 contract owners who elected an optional rider benefit. OTHER THAN AS SPECIFIED BELOW, PLEASE SEE THE PROSPECTUS FOR A COMPLETE DESCRIPTION OF YOUR OPTIONAL RIDER BENEFITS. CAPITALIZED TERMS HAVE THE SAME MEANING AS DESCRIBED IN THE PROSPECTUS.

OPTIONAL RIDER CHARGES

Minimum Guaranteed Accumulation Benefit rider:*

     --------------------------------------------------------------------------------------------------
     Waiting Period            As an Annual Charge                      As a Quarterly Charge
     --------------------------------------------------------------------------------------------------
     10 Year                   0.65% of the MGAB Charge Base            0.1625% of the MGAB Charge Base
     20 Year                   0.65% of the MGAB Charge Base            0.1625% of the MGAB Charge Base
     --------------------------------------------------------------------------------------------------

     * The MGAB Charge Base is the total of premiums added during the two-year period commencing on the rider date if you purchase the rider on the contract date, or, your contract value on the rider date plus premiums added during the two-year period commencing on the rider date if you purchased the rider after the contract date, reduced pro-rata for all withdrawals taken while the MGAB rider is in effect, and reduced pro-rata for transfers made during the three year period before the MGAB Date. The MGAB Charge Base is tracked separately for Covered, Special and Excluded Funds, based on initial allocation of premium (or contract value), subsequent allocation of eligible premium, withdrawals and transfers. Withdrawals and transfers may reduce the applicable MGAB Charge Base by more than the amount withdrawn or transferred.

Minimum Guaranteed Withdrawal Benefit rider:

     ---------------------------------------------------------------------------
     As an Annual Charge        As a Quarterly Charge
     ---------------------------------------------------------------------------
     0.65% of contract value    0.1625% of the MGWB Eligible Payment Amount**
     ---------------------------------------------------------------------------

     ** The MGWB Eligible Payment Amount is (i) the total of premiums and credit paid during the 2-year period commencing on the rider date if you purchase the rider on the contract date; or (ii) your contract value on the rider date plus subsequent premiums and credits applied during the two-year period commencing on the rider date.

MINIMUM GUARANTEED ACCUMULATION BENEFIT RIDER (MGAB). The MGAB rider is an optional benefit which provides you with an MGAB intended to guarantee a minimum contract value at the end of a specified waiting period. Only premiums added to your Contract during the first two-year period after your rider date are included in the MGAB Base. Any additional premium payments added after the second rider anniversary are not included in the MGAB Base. Thus, the MGAB rider may not be appropriate for you if you plan to add substantial premium payments after your second rider anniversary.

The MGAB is a one-time adjustment to your contract value if your contract value on the MGAB Date is less than the MGAB Base. The MGAB Date is the next business day after the applicable waiting period. We calculate your Minimum Guaranteed Accumulation Benefit on this date. The MGAB rider may offer you

                                       N1
protection if your Contract loses value during the MGAB waiting period. For a discussion of the charges we deduct under the MGAB rider, see "Optional Rider Charges."

The MGAB rider offers a ten-year option and a twenty-year option, of which you may purchase only one. The ten-year option has a waiting period of ten years and, other than for allocations to Excluded Funds and certain transfers, guarantees that your contract value at the end of ten years will at least equal your initial premium payment, reduced pro-rata for withdrawals. Transfers made within 3 years prior to the MGAB Date will also reduce the MGAB Base pro-rata. The twenty-year option has a waiting period of twenty years and, other than allocations to Special Funds or Excluded Funds, guarantees that your contract value at the end of twenty years will at least equal two times your initial premium payment, reduced pro-rata for withdrawals and reduced for transfers made within 3 years prior to the MGAB Date. If you add the 20-year option rider after the contract date, any payment of premiums after the rider date, and/or investments in the Special or Excluded Funds, may prevent the MGAB Base from doubling over the waiting period.

     CALCULATING THE MGAB. We calculate your MGAB as follows:

     1) We first determine your MGAB Base. The MGAB Base is only a calculation used to determine the MGAB. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your annuity income, cash surrender value and death benefits.

          The MGAB Base is tracked separately for Covered, Special and Excluded Funds, based on the initial allocation of premium (or contract value), subsequently allocated eligible premiums, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date. The aggregate MGAB Base is used to determine the MGAB on the MGAB Date. The aggregate MGAB Base equals the sum of:

          a)   the MGAB Base allocated to Covered Funds;

          b)   the MGAB Base allocated to Special Funds; and

          c) the lesser of the contract value allocated to Excluded Funds or MGAB Base allocated to Excluded Funds.

          No investment options are currently designated as Special Funds for the ten-year MGAB. The following investment options are designated as Special Funds for the twenty-year MGAB: the Wells Fargo VT Money Market Fund, the ING VP Bond Portfolio; the ING PIMCO Core Bond Portfolio; the Fixed Account; the Fixed Interest Division; and the TSA Special Fixed Account.

          No investment options are currently designated as Excluded Funds.

          The MGAB Base for both the Covered Funds and the Excluded Funds equals the allocated eligible premiums, adjusted for subsequent withdrawals and transfers, accumulated until the MGAB Date at 0% for the ten-year MGAB and 3.5265% for the twenty-year MGAB.

          The MGAB Base for Special Funds equals the allocated eligible premiums, adjusted for subsequent withdrawals and transfers. There is no accumulation of MGAB Base for Special Funds for either the ten-year or twenty-year MGAB.

          If you purchased the MGAB optional benefit rider after the contract date, your MGAB Base equals your allocated contract value, plus premiums added during the two-year period after your rider date, accumulated at the appropriate MGAB rate described above, and adjusted for withdrawals and transfers.

          We use the MGAB Charge Base to determine the periodic MGAB rider charges. The MGAB Charge Base equals the eligible premiums, adjusted for subsequent withdrawals and transfers, as allocated by fund category. The MGAB Charge Base is tracked separately for Covered, Special and Excluded Funds, and separate rates may apply to each. Currently, the same deduction method and rate apply to all categories.

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          Withdrawals reduce the MGAB Base and MGAB Charge Base on a pro-rata basis. The percentage reduction in the MGAB Base and MGAB Charge Base for each Fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal.

          Net Transfers from Covered Funds or Special Funds to Excluded Funds reduce the MGAB Base and MGAB Charge Base allocated to Covered Funds or Special Funds on a pro-rata basis. Any resulting increase in MGAB Base and MGAB Charge Base allocated to Excluded Funds will equal the reduction in the MGAB Base and MGAB Charge Base allocated to Covered Funds or Special Funds. There will be no such increase if the transfer occurs within 3 years of the MGAB Date.

          Net Transfers from Excluded Funds to other funds reduce the MGAB Base and MGAB Charge Base allocated to Excluded Funds on a pro-rata basis. The resulting increase in MGAB Base and MGAB Charge Base allocated to other funds will equal the lesser of the contract value transferred and the change in the MGAB Base and MGAB Charge Base allocated to Excluded Funds. There will be no such increase if the transfer occurs within 3 years of the MGAB Date.

          Any transfer within 3 years of the MGAB Date (regardless of the funds involved) reduces the MGAB Base and MGAB Charge Base for Covered, Special or Excluded Funds, as applicable, on a pro-rata basis, based on the percentage of contract value transferred, without any corresponding increase.

          2) WE THEN SUBTRACT YOUR CONTRACT VALUE ON THE MGAB DATE FROM YOUR AGGREGATE MGAB BASE. The contract value that we subtract includes both the contract value in the subaccounts in which you are invested and the contract value in your Fixed Interest Allocations, if any.

          3) ANY POSITIVE DIFFERENCE IS YOUR MGAB. If there is a MGAB, we will automatically credit it on the MGAB Date to the subaccounts in which you are invested pro-rata based on the proportion of your contract value in the subaccounts on that date, unless you have previously given us other allocation instructions. If you do not have an investment in any subaccount on the MGAB Date, we will allocate the MGAB to the Liquid Assets subaccount on your behalf. After we credit the MGAB, the amount of your annuity income, cash surrender value and death benefits will reflect the crediting of the MGAB to your contract value to the extent the contract value is used to determine such value.

     PURCHASE. To purchase the MGAB rider, you must be age 80 or younger on the Rider Date if you choose the ten-year option and age 65 or younger on the rider date if you choose the twenty-year option. The waiting period must end at or before your annuity start date. The MGAB rider may be purchased (i) on the contract date, and (ii) within 30 days following the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.

     THE MGAB DATE. If you purchased the MGAB rider on the contract date or added the MGAB rider within 30 days following the contract date, the MGAB Date is your 10th contract anniversary for the ten-year option or 20th contract anniversary for the twenty-year option. If you added the MGAB rider during the 30-day period preceding your first contract anniversary after the date of this prospectus, your MGAB Date will be the first contract anniversary occurring after 10 years (for the ten-year option) or 20 years (for the twenty-year option) after the rider date. The MGAB rider is not available if the MGAB Date would fall beyond the latest annuity start date.

     CANCELLATION. If you elected the twenty-year option, you have a one-time right to cancel the MGAB rider on your first contract anniversary that is at least 10 years after the rider date. If you purchased the MGAB rider during the 30-day period following the contract date, your one-time right to cancel the rider occurs on the tenth anniversary of your contract date. To cancel, you need to send written notice to our Customer Service Center at least 30 days before such anniversary date. If you terminate the MGAB rider before the MGAB Date, we will not credit you with the MGAB and we will assess the pro-rata portion of the MGAB rider charge for the current quarter.

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     NOTIFICATION. We will report any crediting of the MGAB in your first quarterly statement following the MGAB Date.

MINIMUM GUARANTEED WITHDRAWAL BENEFIT RIDER (MGWB). The MGWB rider is an optional benefit which guarantees that if your contract value is reduced to zero you will receive periodic payments equal to all premium payments paid during the first two contract years (Eligible Payment Amount) adjusted for any prior withdrawals. To maintain this guarantee, withdrawals in any contract year may not exceed 7% of your adjusted Eligible Payment Amount. If your contract value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year. Payments continue until your MGWB Withdrawal Account is reduced to zero. For a discussion of the charges we deduct under the MGWB rider, see "Charges and Fees -- Optional Rider Charges." Each payment you receive under the MGWB rider will be taxed as a withdrawal and may be subject to a penalty tax. See "Withdrawals" and "Federal Tax Considerations" for more information. Your original Eligible Payment Amount depends on when you purchase the MGWB rider and equals:

     1) your premium payments received during the first two contract years, if you purchased the MGWB rider on the contract date;

     2) otherwise, your contract value on the rider date, including any premiums received that day, and any subsequent premium payments received during the two-year period commencing on the rider date, if you purchased the MGWB rider after the contract date.

     THE MGWB WITHDRAWAL ACCOUNT. The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It will not affect your annuitization, surrender and death benefits.

The MGWB Withdrawal Account is equal to the Eligible Payment Amount, tracked separately for Covered and Excluded Funds, adjusted for any withdrawals and transfers between Covered and Excluded Funds. THE MGWB WITHDRAWAL ACCOUNT EQUALS THE SUM OF (A) THE MGWB WITHDRAWAL ACCOUNT ALLOCATED TO COVERED FUNDS, AND (B) THE LESSER OF (I) THE MGWB WITHDRAWAL ACCOUNT ALLOCATED TO EXCLUDED FUNDS AND
(II) THE CONTRACT VALUE IN EXCLUDED FUNDS. THUS, INVESTING IN THE EXCLUDED FUNDS MAY LIMIT THE MGWB WITHDRAWAL ACCOUNT.

No investment options are currently designated as Excluded Funds for the Minimum Guaranteed Withdrawal Benefit.

Withdrawals of up to 7% per year of the Eligible Payment Amount will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal for Covered Funds and pro rata for Excluded Funds, based on the source of the withdrawal. Any withdrawals greater than the 7% per year of the Eligible Payment Amount will cause a reduction in the MGWB Withdrawal Account of the Covered and Excluded Funds, by the proportion that the withdrawal bears to the contract value in Covered and Excluded Funds, respectively, at the time of the withdrawal. If a single withdrawal involves both Covered and Excluded Funds and exceeds 7%, the withdrawal will be treated as taken first from Covered Funds. Any withdrawals greater than 7% per year of the Eligible Payment Amount will also cause a reduction in the Eligible Payment Amount by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. Once your contract value is zero, any periodic payments paid under the MGWB rider also reduce the MGWB Withdrawal Account. If a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider.

Net transfers from Covered Funds to Excluded Funds will reduce the MGWB Withdrawal Account allocated to Covered Funds on a pro rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Excluded Funds equals the reduction in the MGWB Withdrawal Account for Covered Funds.

Net transfers from Excluded Funds to Covered Funds will reduce the MGWB Withdrawal Account allocated to Excluded Funds on a pro rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Covered Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Excluded Funds or the net contract value transferred.

                                       N4
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     GUARANTEED WITHDRAWAL STATUS. You may continue to make withdrawals in any amount permitted under your Contract so long as your contract value is greater than zero. See "Withdrawals." However, making any withdrawals in any year greater than 7% per year of the Eligible Payment Amount will reduce the Eligible Payment Amount for future withdrawals and payments under the MGWB rider by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The MGWB rider will remain in force and you may continue to make withdrawals each year so long as:

     1)   your contract value is greater than zero;

     2)   your MGWB Withdrawal Account is greater than zero;

     3)   you have not reached your latest allowable annuity start date;

     4)   you have not elected to annuitize your Contract; and

     5) you have not died (unless your spouse has elected to continue the Contract), changed the ownership of the Contract or surrendered the Contract.

The standard Contract provision limiting withdrawals to no more than 90% of the cash surrender value is not applicable under the MGWB rider.

     AUTOMATIC PERIODIC BENEFIT STATUS. Under the MGWB rider, in the event your contract value is reduced to zero, your Contract is given Automatic Periodic Benefit Status, if:

     1)   your MGWB Withdrawal Account is greater than zero;

     2)   you have not reached your latest allowable annuity start date;

     3)   you have not elected to annuitize your Contract; and

     4) you have not died, changed the ownership of the Contract or surrendered the Contract.

Once your Contract is given Automatic Periodic Benefit Status, we will pay you the annual MGWB periodic payments, beginning on the next contract anniversary. These payments are equal to the lesser of the remaining MGWB Withdrawal Account or 7% annually of your Eligible Payment Amount, until the earliest of (i) your Contract's latest annuity start date, (ii) the death of the owner; or (iii) your MGWB Withdrawal Account is exhausted. We will reduce the MGWB Withdrawal Account by the amount of each payment. Once your Contract is given Automatic Periodic Benefit Status, we will not accept any additional premium payments in your Contract and the Contract will not provide any benefits except those provided by the MGWB rider. Any other rider terminates. Your Contract will remain in Automatic Periodic Benefit Status until the earliest of (i) payment of all MGWB periodic payments, (ii) payment of the Commuted Value (defined below) or (iii) the owner's death.

On the Contract's latest annuity start date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining. We may, at our option, extend your annuity start date in order to continue the MGWB periodic payments. The Commuted Value is the present value of any then-remaining MGWB periodic payments at the current interest rate plus 0.50%. The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury STRIPS as quoted by a national quoting service for period(s) applicable to the remaining payments. Once we pay you the last MGWB periodic payment or the Commuted Value, your Contract and the MGWB rider terminate.

     DEATH BENEFIT DURING AUTOMATIC PERIODIC BENEFIT STATUS. The death benefit payable during Automatic Periodic Benefit Status is your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments.

     PURCHASE. To purchase the MGWB rider, you must be age 80 or younger on the Rider Date. The MGWB rider must be purchased (i) on the contract date, or (ii) within 30 days after the contract date. If the rider is not yet available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.

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                                       N6
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                                 ING [Lion LOGO]

                   ING USA ANNUITY AND LIFE INSURANCE COMPANY

ING USA Annuity and Life Insurance Company is a stock company domiciled in Iowa.
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WF Opportunities - 131187                                             02/13/2004